SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
As filed with the Securities and Exchange Commission on April 26, 2023

FORM N-6
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933	[ ]
Post-Effective Amendment No. 12 (File No. 333-227506)	[X]
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	[ ]
Amendment No. 135 (File No. 811-04298)	[X]
(Check appropriate box or boxes)

(Exact Name of Registrant)
RiverSource Variable Life Separate Account

Name of Depositor:
RIVERSOURCE LIFE INSURANCE COMPANY
Address of Depositor’s Principal Executive Offices, Zip Code
Depositor’s Telephone Number, including Area Code:

70100 Ameriprise Financial Center Minneapolis, MN 55474
 (800) 862-7919
Name and Address of Agent for Service:
John P. Hite, Esq.
5229 Ameriprise Financial Center
Minneapolis, MN 55474

Approximate Date of Proposed Public Offering N/A
It is proposed that this filing will become effective (check appropriate box)
[ ]	immediately upon filing pursuant to paragraph (b)
[X]	on May 1, 2023 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on [date] pursuant to paragraph (a)(1) of Rule 485
If appropriate, check the following box:
[ ]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A: PROSPECTUS

Prospectus
May 1, 2023
RiverSource®
Variable Universal Life 6 Insurance
INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

Issued by:	RiverSource Life Insurance Company (RiverSource Life)
70100 Ameriprise Financial Center Minneapolis, MN 55474 Telephone: 1-800-862-7919 (Service Center) Website address: riversource.com/lifeinsurance RiverSource Variable Life Separate Account
This prospectus contains information that you should know about the life insurance policy before investing in RiverSource Variable Universal Life 6 Insurance (VUL 6).
The purpose of the policy is to provide life insurance protection on the life of the Insured and to potentially build Policy Value. The policy is a long-term investment that provides a death benefit that we pay to the Beneficiary upon the Insured’s death. You may direct your Net Premiums or transfers to:
•
A Fixed Account to which we credit interest.
•
Indexed Accounts to which we credit interest.
•
Subaccounts that invest in underlying Funds.
Prospectuses are available for the Funds that are investment options under the policy. Please read all prospectuses carefully and keep them for future reference.
RiverSource Life has not authorized any person to give any information or to make any representations regarding the policy other than those contained in this prospectus or the Fund prospectuses. Do not rely on any such information or representations. All material state variations are disclosed in the prospectus.
Please note that your investments in a policy and its underlying Funds:
•
Are NOT deposits or obligations of a bank or financial institution;
•
Are NOT insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and
•
Are subject to risks including loss of the amount you invested and the policy ending without value.
The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
Variable life insurance is a complex vehicle that is subject to market risk, including the potential loss of principal invested. Before you invest, be sure to ask your sales representative about the policy’s features, benefits, risks and fees, and whether it is appropriate for you based upon your financial situation and objectives. Your sales representative may or may not be authorized to offer you several different variable life insurance policies in addition to the policy described in this prospectus. Each policy has different features or benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the policy. The different features and benefits may include investment and fund manager options, variations in interest rate amounts and guarantees and surrender charge schedules. The fees and charges may also be different among the policies. Be sure to ask your sales representative about all the options that are available to you.
Additional information about certain investment products, including variable life insurance, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
If you are a new investor in the policy, you may cancel your policy within 10 days of receiving it without paying penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive a full refund of all premiums paid, including any policy fees or other charges, less Indebtedness. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.
For your convenience, we have defined certain words and phrases used in this prospectus in the “Key Terms” section.

RiverSource Variable Universal Life 6 Insurance — Prospectus 1

2 RiverSource Variable Universal Life 6 Insurance — Prospectus

RiverSource Variable Universal Life 6 Insurance — Prospectus 3

Key Terms
These terms can help you understand details about your policy.
Accumulation Unit: An accounting unit used to calculate the value of the Subaccounts.
Attained Insurance Age: The Insured's Insurance Age plus the number of Policy Anniversaries since the Policy Date. Attained Insurance Age changes only on a Policy Anniversary.
Beneficiary: The person(s) or entity(ies) designated to receive the death benefit Proceeds.
Cash Surrender Value: Proceeds received if you surrender the policy in full. The Cash Surrender Value equals the Policy Value minus Indebtedness and any applicable Surrender Charges.
Close of Business: The time the New York Stock Exchange (NYSE) closes, 4 p.m. Eastern time unless the NYSE closes earlier.
Code: The Internal Revenue Code of 1986, as amended.
Death Benefit Valuation Date: The date of the Insured’s death when death occurs on a Valuation Date. If the Insured does not die on a Valuation Date, then the Death Benefit Valuation Date is the next Valuation Date following the date of the Insured’s death.
Duration: The number of years a policy is in force. For example, Duration 1 is the first year the policy is in force and Duration 15 is the 15th year the policy is in force.
Fixed Account: The portion of the Policy Value that earns interest at a fixed rate not less than the guaranteed interest rate as shown under Policy Data.
Fixed Account Value: The portion of the Policy Value that you allocate to the Fixed Account, including Indebtedness.
Full Surrender: The withdrawal of the full Cash Surrender Value and termination of the policy.
Funds: Mutual funds or portfolios, each with a different investment objective. (See “The Variable Account and the Funds.”) Each of the Subaccounts of the Variable Account invests in a specific one of these Funds.
Good Order: We cannot process your transaction request relating to the policy until we have received the request in Good Order at our Service Center. “Good Order” means the actual receipt of the requested transaction in writing, along with all information, forms and supporting legal documentation necessary to effect the transaction. To be in “Good Order,” your instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions. This information and documentation generally includes your completed request; the policy number; the transaction amount (in dollars); the names of and allocations to and/or from the Subaccounts, the Indexed Accounts and the Fixed Account affected by the requested transaction; Social Security Number or Taxpayer Identification Number; and
any other information, forms or supporting documentation that we may require. For certain transactions, at our option, we may require the signature of all policy Owners for the request to be in Good Order. With respect to purchase requests, “Good Order” also generally includes receipt of sufficient payment by us to effect the purchase. We may, in our sole discretion, determine whether any particular transaction request is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time.
Indebtedness: All existing loans on the policy plus interest that has either been accrued or added to the policy loan.
Indexed Account: The portion of the Policy Value that has the ability to earn interest based on a change in the value of one or more designated indexes.
Insurance Age: The age of the Insured, based upon his or her nearest birthday on the date of the application.
Insured: The person whose life is insured by the policy.
Lapse: The policy ends without value and no death benefit is paid.
Minimum Initial Premium: The premium amount used to determine if the Minimum Initial Premium Guarantee is in effect. The Minimum Initial Premium is shown under Policy Data and depends on the Insured’s Insurance Age, sex (unless unisex rates are required by law), Risk Classification, optional insurance benefits added by rider, the initial Specified amount and death benefit option.
Minimum Initial Premium Period: The maximum duration the Minimum Initial Premium Guarantee can be in effect if all requirements are met. The Minimum Initial Premium Period is shown under Policy Data.
Minimum Initial Premium Guarantee(MIPG): A feature of the policy guaranteeing that the policy will remain in force over the Minimum Initial Premium Guarantee Period as long as the Policy Value minus Indebtedness equals or exceeds the monthly deduction. This feature is in effect as long as certain premium payment requirements are met.
Monthly Date: The same day each month as the Policy Date. If there is no Monthly Date in a calendar month, the Monthly Date is the first day of the next calendar month.
Net Amount at Risk: A portion of the death benefit equal to the current death benefit divided by the guaranteed interest rate factor shown under Policy Data minus the Policy Value. This is the amount to which we apply cost of insurance rates in determining the monthly cost of insurance.
Net Premium: The premium paid minus the premium expense charge.

4 RiverSource Variable Universal Life 6 Insurance — Prospectus

No-Lapse Guarantee (NLG): A feature of the policy guaranteeing that the policy will remain in force over the No-Lapse Guarantee Period even if the Cash Surrender Value is insufficient to pay the monthly deduction. This feature is in effect as long as certain premium payment requirements are met.
No-Lapse Guarantee Period: The maximum duration the NLG can be in effect if the premium payment requirements are met. The No-Lapse Guarantee Period for the NLG is shown under Policy Data and depends on the Insured’s Insurance Age.
No-Lapse Guarantee Premium: The premium amount used to determine if the NLG is in effect. The NLG Premium is shown under Policy Data and depends on the Insured’s Insurance Age, sex (unless unisex rates are required by law), Risk Classification, optional insurance benefits added by rider, the initial Specified Amount and death benefit option.
Owner: The entities to which, or individuals to whom, we issue the policy or to whom you subsequently transfer ownership. The Owner is authorized to make changes to the policy and request transactions involving Policy Value. In the prospectus “you” and “your” refer to the Owner.
Partial Surrender: The withdrawal of an amount of the Policy Value that is less than the full Cash Surrender Value. Sometimes we refer to a Partial Surrender as a withdrawal.
Policy Anniversary: The same day and month as the Policy Date each year the policy remains in force.
Policy Data: The portion of the policy that includes specific information on your policy regarding your policy’s benefits, amount and duration of guaranteed charges, premium information, and other benefit data applicable to the Insured.
Policy Date: The date we issue the policy and from which we determine policy anniversaries, policy years and policy months. The Policy Date is shown under Policy Data.
Policy Value: The sum of the Fixed Account Value plus the Variable Account Value plus the values of the Indexed Account(s).
Proceeds: The amount payable under the policy as follows:
•
Upon death of the Insured prior to the date the Insured has reached Attained Insurance Age 120, Proceeds will be the death benefit option in effect as of the date of the Insured’s death, minus any Indebtedness.
•
Upon death of the Insured on or after the Insured has reached Attained Insurance Age 120, Proceeds will be the greater of:
—
the Policy Value on the date of the Insured’s death minus any Indebtedness on the date of the Insured’s death; or
—
the death benefit on the Insured's Attained Insurance Age 120 Policy Anniversary minus any partial surrenders and partial surrender fees occurring after the Insured's Attained Insurance Age 120 Policy Anniversary.
•
On Full Surrender of the policy, the Proceeds will be the Cash Surrender Value.
Pro Rata Basis: Method for allocating amounts to the Fixed Account and to each of the Subaccounts. It is proportional to the value (minus any Indebtedness in the Fixed Account and/or the value of the Fixed Account that is part of a Special Dollar-Cost Averaging (“SDCA”) arrangement) that each bear to the total Policy Value minus Indebtedness, the values of the Indexed Accounts, and the value of the Fixed Account that is part of an SDCA arrangement.
Risk Classification: A group of insureds that RiverSource Life expects will have similar mortality experience.
RiverSource Life: In this prospectus, “we,” “us,” “our” and “RiverSource Life” refer to RiverSource Life Insurance Company.
Scheduled Premium: A premium you select at the time of application, of a level amount, at a fixed interval of time.
Service Center: Our department that processes all transaction and service requests for the policies. We consider all transaction and service requests received when they arrive in Good Order at the Service Center. Any transaction or service requests sent or directed to any location other than our Service Center may end up delayed or not processed. Our Service Center address and telephone number are listed on the first page of the prospectus.
Specified Amount: An amount chosen by you that we use to determine the death benefit and the Proceeds payable upon death of the Insured prior to the Insured’s Attained Insurance Age 120 Policy Anniversary. If death benefit option 1 is chosen, this is the amount of life insurance coverage you want. For death benefit option 2 and 3, this is the minimum amount of life insurance coverage. We show the initial Specified Amount you have chosen in your policy.
Subaccounts: Each Subaccount is a separate investment division of the Variable Account and invests in a particular portfolio or Fund.
Surrender Charge: A charge we assess against the Policy Value at the time of surrender, or if the policy Lapses, during the first ten years of the policy and for ten years after an increase in coverage.
Valuation Date: Any normal business day, Monday through Friday, on which the New York Stock Exchange (NYSE) is open, up to the time it closes, generally 4:00 PM Eastern Time. At the NYSE close, the next Valuation Date begins. We calculate the Accumulation Unit value of each Subaccount on each Valuation Date. If we receive your transaction request at our Service Center before the Close of Business, we will process your transaction using the Accumulation Unit value we calculate on the Valuation Date we received your transaction request in Good Order. On the other hand, if we receive your

RiverSource Variable Universal Life 6 Insurance — Prospectus 5

transaction request in Good Order at our Service Center at or after the Close of Business, we will process your transaction using the Accumulation Unit value we calculate on the next Valuation Date. If you make a transaction request by telephone (including by fax), you must have completed your transaction by the Close of Business in order for us to process it using the Accumulation Unit value we calculate on that Valuation Date. If you were not able to complete your transaction before the Close of Business for any reason, including telephone service interruptions or delays due to high call volume, we will process your transaction using the Accumulation Unit value we calculate on the next Valuation Date.
Valuation Period: The interval that commences at the Close of Business on each Valuation Date and goes up to the Close of Business on the next Valuation Date.
Variable Account: RiverSource Variable Life Separate Account consisting of Subaccounts, each of which invests in a particular Fund. The Policy Value in each Subaccount depends on the performance of the particular Fund.
Variable Account Value: The sum of the values that you allocate to the Subaccounts of the Variable Account.

6 RiverSource Variable Universal Life 6 Insurance — Prospectus

Key Information Table
Important Information You Should Consider About the Policy
FEES AND EXPENSES	Location in Statutory Prospectus
Charges for Early Withdrawals
If you surrender your policy for its full Cash Surrender Value, or the policy
Lapses, during the first ten years and for ten years after requesting an increase in the Specified Amount, you will incur a surrender charge. The
Surrender Charges are set based on various factors such as the
Insured’sInsurance Age(or Attained Insurance Age at the time of a requested increase in the Specified Amount),Risk Classification, and the
number of years the policy has been in force (or for the number of years from the effective date of an increase in the Specified Amount).
The maximum initial Surrender Charge rate that would be charged on any policy would be $57.00 per $1,000 of Initial Specified Amount. Therefore,
if a Full Surrender occurs on a policy that was issued with a $1,000,000
Initial Specified Amount, the maximum initial Surrender Charge would be
$57,000 which is $57.00 times $1,000,000 divided by 1,000.
The surrender charges are shown under the Policy Data page of your policy.
Fee Tables Transaction Fees Base Policy Charges
Transaction Charges
In addition to surrender charges, you may also incur charges on other transactions, such as a premium expense charge, partial surrender charge, express mail fee, electronic fund transfer fee, and fees imposed when exercising your rights under the Accelerated Benefit Rider for
Terminal Illness and the Overloan Protection Benefit. If you take a loan against the policy, you will be charged a loan interest rate on any outstanding balance until the loan is paid off.
Fee Tables
Ongoing Fees and Expenses (annual charges)
In addition to surrender charges and transaction charges, an investment in the policy is subject to certain ongoing fees and expenses, including fees and expenses covering the cost of insurance under the policy and the cost of the following riders if they are elected as optional benefits available under the policy: Accidental Death Benefit Rider, Children’s Insurance
Rider, Waiver of Monthly Deduction Rider, Waiver of Premium Rider,
Accounting Value Increase Rider, AdvanceSource Accelerated Benefit Rider
- CI and AdvanceSource Accelerated Benefit Rider - LTC. Such fees and expenses are set based on various factors such as the Insured’sRisk
Classification,Insurance Age, sex and the number of years the policy is in force. You should review the rates, fees and charges under the Policy Data page of your policy.
You will also bear expenses on the Policy Value in Indexed Accounts at an annual rate of 0.60% applied monthly.
You will also bear expenses associated with the Funds offered under the policy, as shown in the following table:
				Fee Tables Transaction Fees Base Policy Charges
	Annual Fee	Minimum	Maximum
	Underlying Fund options (Funds fees and expenses)(1)	0.25	1.88
	(1) As a percentage of fund assets.
RISKS
Risk of Loss	You can lose money by investing in this policy including loss of principal.	Principal Risks

RiverSource Variable Universal Life 6 Insurance — Prospectus 7

RISKS	Location in Statutory Prospectus
Not a Short-Term Investment
The policy is not suitable as a short-term investment and is not appropriate for an investor who needs ready access to cash.
The policy is a long-term investment that is primarily intended to provide a death benefit that we pay to the Beneficiary upon the Insured’s death.
Your policy has little or no Cash Surrender Value in the early policy years.
During early policy years the Cash Surrender Value may be less than the premiums you pay for the policy.
Your ability to take partial surrenders is limited. You cannot take partial surrenders during the first policy year.
Principal Risks
Risks Associated with Investment Options
An investment in the policy is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the policy.
Each investment option (including the Fixed Account and the Indexed
Accounts) has its own unique risks.
You should review the investment options before making an investment decision.
If the death benefit is option 2, the death benefit could decrease from the death benefit on the previous Valuation Date due to adverse investment experience.
Principal Risks The Variable Account and the Funds
Insurance Company Risks
An investment in the policy is subject to the risks related to RiverSource
Life Insurance Company. Any obligations (including under the Fixed
Accountand the Indexed Accounts) or guarantees and benefits of the policy that exceed the assets of the Variable Account are subject to RiverSource
Life’s claims-paying ability. If RiverSource Life experiences financial distress, RiverSource Life may not be able to meet their obligations to you.
More information about RiverSource Life, including their financial strength ratings, is available by contacting RiverSource Life at 1-800-862-7919.
Additional information regarding the financial strength of RiverSource Life can be accessed at: strengthandsoundness.com.
Principal Risks The General Account
Policy Lapse
Insufficient premium payments, fees and expenses, poor investment performance, full and partial surrenders, and unpaid loans or loan interest may cause the policy to Lapse. There is a cost associated with reinstating a Lapsed policy. Death benefits will not be paid if the policy has Lapsed.
Your policy may not Lapse if the No Lapse Guarantee or the Minimum Initial
Premium Guarantee is in effect. Also, your policy enters a grace period before Lapsing, allowing you additional time to pay the amount required to keep the policy in force.
Keeping the Policy in Force

8 RiverSource Variable Universal Life 6 Insurance — Prospectus

	RESTRICTIONS	Location in Statutory Prospectus
Investments
•We reserve any right to limit transfers of value from a Subaccount to one or more Subaccounts or to the Fixed Account to five per policy year, and we may suspend or modify this transfer privilege at any time with the necessary approval of the Securities and Exchange Commission.
• Your transfers among the Subaccounts are subject to policies designed to deter market timing.
• The minimum transfer amount from an investment option is $50, if automated, and $250 by mail or telephone.
• On the Insured’sAttained Insurance Age 120 anniversary, any Policy
Value in the Subaccounts will be transferred to the Fixed Account and may not be transferred to any Subaccount or Indexed Account.
• You may only transfer into and out of the Fixed Account on a Policy
Anniversary, unless you automate such transfers.
• Restrictions into and out of the Indexed Accounts apply.
• We reserve the right to close, merge or substitute Funds as investment options.
• We also reserve the right, upon notification to you, to close or restrict any Funds. We will obtain any necessary approval of the Securities and
Exchange Commission.
• We generally limit purchase payments in excess of $1,000,000.
Transfers Among the Fixed Account, Indexed Accounts and Subaccounts Substitution of Investments Optional Benefits — Investment Allocation Restrictions for Certain Benefit Riders
Optional Benefits
•Accelerated Benefit Rider for Terminal Illness (ABRTI): The ABRTI
has certain conditions that must be satisfied to exercise the benefit of these riders.
• Accidental Death Benefit Rider (ADB): The ADB is not available for all
Insurance Ages or Risk Classifications that would be Insured under the base policy. The ADB has termination dates prior to the termination date of the base policy. The ADB has certain conditions that must be satisfied to exercise the benefit of these riders.
• Automatic Increase Benefit Rider (AIBR): The AIBR is only available at policy issuance. The AIBR is not available for all Insurance Ages or Risk
Classifications that would be Insured under the base policy. The AIBR has termination dates prior to the termination date of the base policy.
• Children's Insurance Rider (CIR): The CIR is not available for all
Insurance Ages or Risk Classifications that would be Insured under the base policy. The CIR has a termination date prior to the termination date of the base policy. The CIR provides death benefit proceeds on someone other than the Insured of the base policy.
• Waiver of Monthly Deduction Rider (WMD): The WMD is not available for all Insurance Ages or Risk Classifications that would be Insured under the base policy. The WMD has termination dates prior to the termination date of the base policy. The WMD has certain conditions that must be satisfied to exercise the benefit of these riders.
• Waiver of Premium Rider (WP): The WP is not available for all Insurance
Ages or Risk Classifications that would be Insured under the base policy. The WP has termination dates prior to the termination date of the base policy. The WP has certain conditions that must be satisfied to exercise the benefit of these riders.
• AdvanceSource Accelerated Benefit Rider - for Chronic
Illiness (ASR-CI): The ASR-CI is only available at policy issuance. The
ASR-CI is not available for all Insurance Ages or Risk Classifications that would be Insured under the base policy. The ASR-CI has certain conditions that must be satisfied to exercise the benefit of these riders.
• AdvanceSource Accelerated Benefit Rider for Long Term Care
(ASR-LTC): The ASR-LTC is only available at policy issuance. The ASR-LTC is not available for all Insurance Ages or Risk Classifications that would be Insured under the base policy. The ASR-LTC has certain conditions that must be satisfied to exercise the benefit of these riders.
Additional Information About Standard Benefits (Other than Standard Death Benefits)

RiverSource Variable Universal Life 6 Insurance — Prospectus 9

	TAXES	Location in Statutory Prospectus
Tax Implications
•You should consult with a tax professional to determine the tax implications of an investment in and payments received under the policy.
• If you purchased the policy through a tax-qualified plan, there is no additional tax deferral benefit under the policy. Earnings under your policy are taxed at ordinary income tax rates when withdrawn.
• If your policy is a modified endowment contract, you may have to pay a
10% tax penalty if you take a withdrawal of earnings before age 59½.
Taxes
CONFLICTS OF INTEREST
Investment Professional Compensation
In general, we pay selling firms and their sales representatives’
compensation for selling the policy.
In addition to commissions, we may, in order to promote sales of the policies, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. These promotional incentives or reimbursements may be calculated as a percentage of the selling firm’s aggregate, net or anticipated sales and/or total assets attributable to sales of the policy, and/or may be a fixed dollar amount. Selling firms and their sales representatives may have a financial incentive to recommend the policy over another investment.
Distribution of the Policy
Exchanges
If you already own an insurance policy, some financial representatives may have a financial incentive to offer you a new policy in place of one you already own. You should only exchange an existing policy if you determine, after comparing the features, fees and risks of both policies, that it is better for you to purchase the new policy rather than continue to own your existing policy.
For additional information, see 1035 exchanges under Other Tax Considerations

10 RiverSource Variable Universal Life 6 Insurance — Prospectus

Overview of the Policy
Purpose
The purpose of the policy is to provide life insurance protection on the life of the Insured and to potentially build Policy Value. The policy is a long-term investment that provides a death benefit that we pay to the Beneficiary upon the Insured’s death. This policy may be appropriate for you if you have a long investment time horizon and the policy’s terms and conditions are consistent with your financial goals. It is not intended for people whose liquidity needs require early or frequent withdrawals or for people who intend to frequently trade in the policy’s variable investment options.
We pay death benefit Proceeds to the chosen Beneficiary when the Insured person under the policy dies. You tell us how much life insurance coverage you want. We call this the “Specified Amount” of insurance. Death benefit Proceeds may be increased by any additional death benefit you have elected, and will be decreased by any outstanding policy loans and loan interest.
Premiums
In applying for your policy, you decide how much you intend to pay and how often you will make any additional payments.
The policy also includes No-Lapse Guarantee benefits, which, subject to certain requirements being met, guarantees the policy will remain in force even if the Cash Surrender Value is insufficient to pay the monthly deduction.
You will choose a Scheduled Premium at the time of application. The Scheduled Premium serves only as an indication of your intent as to the frequency and amount of future premium payments. You may skip Scheduled Premium payments at any time if your Cash Surrender Value is sufficient to pay the monthly deduction or if you have paid sufficient premiums to keep the No-Lapse Guarantee rider in effect.
You may also make unscheduled premium payments at any time and in any amount of at least $25.
We reserve the right to limit the number and amount of unscheduled premium payments. No premium payments, scheduled or unscheduled, are allowed on or after the Insured’s Attained Insurance Age 120.
Your policy may Lapse if you do not pay the premiums needed to maintain coverage. In that case, we will not pay a death benefit. See “No Lapse Guarantee” under “Keeping the Policy in Force” section below.
Allocation of Premiums
Until the Policy Date, we hold premiums, if any, in the Fixed Account and we credit interest on any Net Premiums at the current Fixed Account rate. As of the Policy Date, we will allocate the Net Premiums plus accrued interest to the accounts you have selected in your application. At that time, we will begin to assess the monthly deduction and other charges.
You may direct your Net Premiums or transfers to:
•
A Fixed Account,
•
Indexed Accounts, or
•
Subaccounts that invest in underlying Funds.
A complete list of underlying Funds available under the policy can be found in Appendix A:Funds Available Under the Contract.
Policy Features
•
Flexibility. The policy is designed to be flexible. While the Insured is living, you, as the Owner of the policy, may exercise all of the rights and options described in the policy. You may, within limits, (1) change the amount of insurance, (2) borrow or withdraw amounts you have invested, (3) choose when and how much you invest, (4) choose whether your Policy Value or premium will be added to the Specified Amount when determining Proceeds payable to the Beneficiary upon the Insured’s death, and (5) add or delete certain other optional benefits that we make available by rider to your policy, as permitted.
•
Accessing Your Money. At any time while the policy is in force, you may fully surrender your policy in return for its Cash Surrender Value. A Full Surrender will terminate your policy and it cannot be reinstated. At any time after the first policy year, you may partially surrender your policy’s Cash Surrender Value. A Partial Surrender must be at least $500. Partial Surrenders will also reduce your Policy Value and death benefit and will increase your risk of Lapse.Full Surrenders may be subject to Surrender Charges and Partial Surrenders are subject to surrender processing fees.
•
Death Benefit Options. You must choose between death benefit Option 1, Option 2 or Option 3 at the time of your application. After choosing a death benefit option, you may change it at any time prior to the Insured's Attained Insurance Age 120 Policy Anniversary.

RiverSource Variable Universal Life 6 Insurance — Prospectus 11

•
Death Benefit Option 1: Provides for a death benefit that is equal to the greater of (a) the Specified Amount and (b) a percentage of Policy Value.
•
Death Benefit Option 2: Provides for a death benefit that is equal to the greater of (a) the Specified Amount plus the Policy Value and (b) a percentage of Policy Value.
•
Death Benefit Option 3: Provides for a death benefit that is equal to the greater of (a) the lesser of (i) the Specified Amount plus premiums paid, less partial surrenders and any Partial Surrender fees, or (ii) the Death Benefit Option 3 Limit shown in your Policy Data pages; and (b) a percentage of Policy Value.
•
Loans. You may take a loan from your policy at any time. The maximum loan amount you may take is equal to 90% of the Cash Surrender Value. Generally, this allows you to access Policy Value without the taxes and surrender charges associated with a withdrawal. The minimum loan you may take is $500. When you take a loan, we remove from your investment options an amount equal to your loan and hold that part of your Policy Value in the Fixed Account as loan collateral. We charge interest on your loan. The loan collateral does not participate in the investment performance of the Subaccounts, nor does it receive indexed interest. Taking a loan may have adverse tax consequences, will reduce the death benefit, and will increase your risk of Lapse.
•
Tax Treatment. The policy is designed to afford the tax treatment normally accorded life insurance policies under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludable from the gross income of the Beneficiary. In addition, under a qualifying life insurance policy, cash value builds up on a tax deferred basis and transfers of cash value among the available investment options under the policy may be made income tax free. The tax treatment of policy loans and distributions may vary depending on whether the policy is a modified endowment contract. Neither distributions nor loans from a policy that is not a modified endowment contract are subject to the 10% penalty tax.
•
Optional Benefit Riders: The policy offers additional benefits, or “riders,” that provide you with supplemental benefits under the policy at an additional cost. These riders include:
•
Riders that increase the amount payable upon your death or the death of a family member (i.e., Accidental Death Benefit rider, Children’s Insurance Rider and the Automatic Increase Benefit rider).
•
Riders that help prevent your Policy from lapsing (i.e., Waiver of Premium rider and Waiver of Monthly Deduction rider).
•
Riders that provide for payment of all or part of the death benefit in installment payments prior to the death of the insured(i.e AdvanceSource Accelerated Benefit Rider for Chronic Illness and AdvanceSource Accelerated Benefit Rider for Long-Term Care).
•
Riders that provide for payment of part of the death benefit prior to the death of the insured(i.e. Accelerated Benefit Rider for Terminal Illness. Charges will be incurred upon exercise of this benefit.)
•
Rider that provides a partial waiver of the Surrender Charge upon a Full Surrender(i.e., Accounting Value Increase rider).
•
Additional “Standard” Riders, Features and Services. Additional riders, features and services under the policy are summarized below. There are no additional charges associated with these features and services.
•
Automated Transfers. This feature allows you to automatically transfer Policy Value from either a Subaccount or the Fixed Account to one or more Subaccounts and the Indexed Accounts on a regular basis. Via automated transfers you can take advantage of a dollar cost averaging strategy where you invest in one or more Subaccounts on a regular basis, for example monthly, instead of investing a large amount at one point in time. This systematic approach can help you benefit from fluctuations in Accumulation Unit values caused by the fluctuations in the value of the underlying Fund.
•
Asset Rebalancing. The automatic rebalancing feature automatically rebalances your Policy Value in the Subaccounts to correspond to your premium allocation designation. Asset rebalancing does not count towards the number of free transfers per Policy year.
•
No-Lapse Guarantee. Guarantees the policy will remain in force over the No-Lapse Guarantee Period even if the Cash Surrender Value is insufficient to pay the monthly deduction. This feature is in effect so long as certain premium payment requirements are met.
•
Riders that help prevent your policy from Lapsing (i.e., Overloan Protection Benefit).
•
Policy Value Credit. We may periodically apply a credit to your Policy Value.

12 RiverSource Variable Universal Life 6 Insurance — Prospectus

Fee Tables
The following tables describe the fees and expenses that you will pay when buying, owning and surrendering or making withdrawals from the policy. Please refer to your Policy Data page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time that you buy the policy, surrender or make withdrawals from the policy or transfer cash value between investment options.
Transaction Fees
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Maximum Sales Charge Imposed on Premiums (Load)(a)	When you pay premium.	4% of each premium payment.

Premium Taxes	When you pay premium as part of the premium expense charge.	A portion of the premium expense charge is used to pay state premium taxes imposed on us by state and governmental subdivisions. See discussion under “Premium Expense Charge.”

Maximum Deferred Sales Charge (Load)(b)
When you surrender your
policy for its full Cash
Surrender Value, or the policy
Lapses, during the first ten
years and for ten years after
requesting an increase in the
Specified Amount. These
rates grade down over
10 years to zero.
Initial Rate per $1,000 of initial Specified Amount:
Minimum: $11.13 — Female, Standard Nontobacco, Insurance Age 0.
Maximum: $57.00 — Male, Standard Tobacco, Insurance Age 63.
Representative Insured: $18.67 — Female, Super Preferred Nontobacco, Insurance Age 40.

Other Surrender Fees(c)	When you surrender part of the value of your policy.	The lesser of:
•$25; or
•2% of the amount surrendered.

Transfer Fees	N/A	N/A

Fees for Express Mail and Electronic Fund Transfers of Loan or Surrender Proceeds	When you take a loan or surrender and Proceeds are sent by express mail or electronic fund transfer.	•$30 — United States.
•$35 — International.

Interest Rate on Loans (d)	Charged daily and due at the end of the policy year.	For policy applications signed on or after December 4, 2020: •3% for policy years 1-10; 1% for policy years 11+.
For policy applications signed before December 4, 2020: •4% for policy years 1-10; 2% for policy years 11+.

(a)
We call this the premium expense charge in other places in this prospectus.
(b)
We call this a Surrender Charge in other places in this prospectus, and it decreases monthly until it reaches $0 at the end of year 10. This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life at the address or telephone number shown on the first page of this prospectus.
(c)
We call this the partial Surrender Charge in other places in this prospectus.
(d)
The loan interest rate charged is offset by the minimum guaranteed rate of interest rate of 1% (2% for policy applications signed before
December 4, 2020) earned on the Fixed Account that is credited on the loan collateral.

RiverSource Variable Universal Life 6 Insurance — Prospectus 13

Transaction Fees (continued)
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Interest Rate on Payments under Accelerated Benefit Rider for Terminal Illness (ABRTI)	Annually, payable at the end of each policy year.
•For that part of the accelerated benefit which does not
exceed Policy Value available for policy loans when an
accelerated benefit is requested, we will charge the
policy’s Guaranteed Loan Interest Rate shown under
Policy Data (currently 3% for policy years 1-10 and
1.25% for policy years 11+) (4% for policy years 1-10
and 2.25% for policy years 11+ for policy applications
signed prior to December 4, 2020).

•For that part of the accelerated benefit which exceeds Policy Value available for policy loans when the accelerated benefit is requested, the greatest of:
•the current yield on 90-day Treasury bills, or
•the current maximum statutory adjustable policy loan interest rate, or

•the policy’s Guaranteed Loan Interest Rate shown
under Policy Data (currently 3% for policy years 1-10
and 1.25% for policy years 11+) (4% for policy years
1-10 and 2.25% for policy years 11+ for Policy
applications signed prior to December 4, 2020).

Overloan Protection Benefit (OPB)	Upon exercise of the benefit.	3% of the Policy Value

14 RiverSource Variable Universal Life 6 Insurance — Prospectus

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Fund fees and expenses.
Periodic Charges Other than Annual Fund Expenses
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Base Policy Charge (also referred to as policy fee)	Monthly.	$10.00 per month for initial Specified Amounts below $1,000,000; and
$0 per month for initial Specified Amounts of $1,000,000 and above.

Cost of Insurance Charge(a)	Monthly.	Monthly rate per $1,000 of Net Amount at Risk:
Minimum: $0.005 — Female, Standard Nontobacco, Insurance Age 4,Duration1.
Maximum: $63.12 — Male, Standard Tobacco, Insurance Age 85,Duration28.

Representative Insured: $0.0075 -- Female, Super Preferred Nontobacco, Insurance Age 40,Duration1.

Administrative Charge(a)	Monthly.	Monthly Rate per $1,000 of initial Specified Amount:
Minimum: $0.087 — Female, Standard Nontobacco, Insurance Age 0,Duration1.
Maximum: $3.669 — Male, Standard Tobacco, Insurance Age 85, Duration 1.

Representative Insured: $0.137 Female, Super Preferred Nontobacco, Insurance Age 40,Duration1.

Indexed Account Charge(b)	Monthly.	Annual rate of 0.60% applied monthly.

Mortality and Expense Risk Charge	Monthly.	Annual rate of 0.00% applied monthly to the Variable Account Value.

Optional Benefit Charges:

Accidental Death Benefit Rider (ADB)(a)	Monthly.	Monthly rate per $1,000 of initial ADB Specified Amount:
Minimum: $0.04 — Female, Standard Nontobacco,Attained Insurance Age5.
Maximum: $0.16 — Male, Standard Tobacco,Attained Insurance Age69.

Representative Insured: $0.04 — Female, Super Preferred Nontobacco,Attained Insurance Age40.

Automatic Increase Benefit Rider (AIBR)	No charge.	No charge for this rider, however, the additional insurance added by the rider is subject to monthly cost of insurance charges.

Children’s Insurance Rider (CIR)	Monthly.	Monthly rate per $1,000 of CIR Specified Amount: $0.58.

(a)
This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life at the address or telephone number shown on the first page of this prospectus.
current Indexed Account charge for that Indexed Account multiplied by the sum of the Segment values corresponding to that Indexed Account as of the Monthly Date.
(b)
The Indexed Account charge is equal to the sum of the charges for all Indexed Accounts. The charge for an Indexed Account is equal to the

RiverSource Variable Universal Life 6 Insurance — Prospectus 15

Periodic Charges Other than Annual Fund Expenses (continued)
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Waiver of Monthly Deduction Rider (WMD)(a)	Monthly.	Monthly rate per $1,000 of Net Amount at Risk:
Minimum: $0.00692 — Female, Nontobacco,Attained Insurance Age20.
Maximum: $0.34212 — Male, Standard Tobacco,Attained Insurance Age59.

Representative Insured: $0.0266 — Female, Super Preferred Nontobacco,Attained Insurance Age40.

Waiver of Premium Rider (WP)(a)(b)	Monthly.	Monthly rate multiplied by the greater of the monthly-specified premium selected for the rider or the monthly deduction for the policy and any other riders attached to the policy.
Minimum: $0.03206 — Male, Nontobacco,Attained Insurance Age20.
Maximum: $0.40219 — Female, Standard Tobacco,Attained Insurance Age59.

Representative Insured: $0.07486 — Female, Super Preferred Nontobacco,Attained Insurance Age40.

AdvanceSource® Accelerated Benefit Rider for Long-Term Care (ASR-LTC)(a)(b)(c)	Monthly.	Monthly rate per $1,000 of the rider Net Amount at Risk:
Minimum: $0.0025, Male, Super Preferred Nontobacco, Insurance Age 20, Duration 1, 2% Monthly Benefit Percent.
Maximum: $19.2425, Female, Standard Tobacco, Insurance Age 20, Duration 100, 4% Monthly Benefit Percent.

Representative Insured: $0.0025, Female, Super Preferred Nontobacco, Insurance Age 40, Duration 1, 2% Monthly Benefit Percent.

AdvanceSource® Accelerated Benefit Rider for Chronic Illness (ASR-CI)(a)(b)(d)	Monthly.	Monthly rate per $1,000 of the rider Net Amount at Risk:
Minimum: $0.0025 – Male, Super Preferred Nontobacco, Insurance Age 20, Duration 1, 1% Monthly Benefit Percent.
Maximum: $33.8875 – Female, Standard Tobacco, Insurance Age 20, Duration 100, 3% Monthly Benefit Percent.

Representative Insured: $0.0025, Female, Super Preferred Nontobacco, Insurance Age 40, Duration 1, 2% Monthly Benefit Percent.

(a)
This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life at the address or telephone number shown on the first page of this prospectus.
(b)
The monthly cost of insurance rate is based on the Accelerated Benefit Insured’s sex (except in Montana), Risk Classification, issue age,
Duration and the Monthly Benefit Percent shown in the “Policy Data” section of the policy. The cost of insurance rates for this rider will not exceed the guaranteed maximum monthly cost of insurance rates for this rider shown in the “Policy Data” section of the policy.
(c)
This rider is only available for polices purchased under the Option 1 or Option 2 death benefits.
(d)
This rider is only available for polices purchased under the Option 1 death benefit.

16 RiverSource Variable Universal Life 6 Insurance — Prospectus

Periodic Charges Other than Annual Fund Expenses (continued)
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Accounting Value Increase Rider (AVIR)(a)	Monthly.	Monthly rate per $1,000 of initial Specified Amount:
Minimum: $0.0325 — Male, Nontobacco, Insurance Age 85.
Maximum: $0.0629 — Female, Tobacco, Insurance Ages 35-55.

Representative Insured: $0.0538 — Female, Nontobacco, Insurance Age 40.

Accelerated Death Benefit Rider for Terminal Illness Charge (ADBRTI)	Upon payment of Accelerated Benefit.
In AL, if the Accelerated Benefit payment is $25,000 or
greater, the fee will be $250. For Accelerated Benefit
payments less than $25,000, the fee will be 1% of the
Accelerated Benefit payment. In FL, the fee is $100 per
Accelerated Benefit payment. For all other states, the fee
will be $250. The maximum aggregate charge for all
Accelerated Benefits advanced is $500.

(a)
This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life at the address or telephone number shown on the first page of this prospectus.

RiverSource Variable Universal Life 6 Insurance — Prospectus 17

Total Annual Operating Expenses of the Funds
The next table provides the minimum and maximum total operating expenses charged by the underlying Funds(1) that you may pay periodically during the time that you own the policy. A complete list of Funds available under the policy, including their annual expenses, may be found in Appendix A: Funds Available Under the Contract.
Total Annual Fund Expenses	Minimum(%)	Maximum(%)
(expenses deducted from the Fund assets, including management fees and other expenses)	0.25	1.88
(1)
Total annual Fund operating expenses are deducted from amounts that are allocated to the Fund. They include management fees and other expenses. Other expenses may include service fees that may be used to compensate service providers, including us and our affiliates, for administrative and contractowner services provided on behalf of the Fund. The amount of these payments will vary by Fund and may be significant. See “The Variable Account and the Funds” for additional information, including potential conflicts of interest these payments may create. For a more complete description of each Fund’s fees and expenses and important disclosure regarding payments the Fund and/or its affiliates make, please review the Fund’s prospectus and SAI.

18 RiverSource Variable Universal Life 6 Insurance — Prospectus

Principal Risks of Investing in the Policy
Policy Risk and What It Means
Risks of Poor Investment Performance. If you direct your Net Premiums or transfer your Policy’s Value to a Subaccount that drops in value:
•
You can lose cash value due to adverse investment experience. There is no minimum guaranteed cash value under the Subaccounts of the Variable Account.
•
If the death benefit option is option 2, the death benefit could decrease from the death benefit on the previous Valuation Date due to adverse investment experience (but at no time will it be less than the Specified Amount).
•
Your policy could Lapse due to adverse investment experience if neither the Minimum Initial Premium Guarantee nor the NLG is in effect and you do not pay the premiums needed to maintain coverage.
Risk of Poor or Negative Index Return. If the change in value of the underlying index is not positive, you may never receive indexed interest. Also, if the return of the underlying index is positive but insignificant, the indexed interest credited may not be enough to cover your policy fees and charges. In both cases, with policy fees and charges, you could lose more than your investment in the Indexed Accounts.
The Policy is Unsuitable as a Short-term Savings Vehicle. The policy is a long-term investment that provides a death benefit that we pay to the Beneficiary upon the Insured’s death.
The policy is not suitable as a short-term investment. Your policy has little or no Cash Surrender Value in the early policy years. Surrender Charges apply to this policy for the first ten years (and ten years after an increase in the Specified Amount). Surrender Charges can significantly reduce Policy Values. During early policy years the Cash Surrender Value may be less than the premiums you pay for the policy.
Your ability to take Partial Surrenders is limited. You cannot take Partial Surrenders during the first policy year.
Risks of Policy Lapse. If you do not pay the premiums needed to maintain coverage:
•
We will not pay a death benefit if your policy Lapses.
•
Also, the Lapse may have adverse tax consequences. (See “Possibility of Adverse Tax Consequences.”)
Your policy may Lapse due to Surrender Charges.
•
Surrender Charges affect the surrender value, which is a measure we use to determine whether your policy will enter a grace period (and possibly Lapse, which may have adverse tax consequences, see “Possibility of Adverse Tax Consequences”). A partial surrender will reduce the Policy Value and the death benefit and may terminate the NLG.
If you take a loan against your policy.
•
Taking a loan increases the risk of:
—
policy Lapse (which may have adverse tax consequences, see “Possibility of Adverse Tax Consequences”);
—
a permanent reduction of Policy Value;
—
reducing the death benefit.
•
Taking a loan may also terminate the Minimum Initial Premium Guarantee and/or the NLG
Your policy can Lapse due to poor investment performance.
•
Your policy could Lapse due to adverse investment experience if neither the Minimum Initial Premium Guarantee nor the NLG is in effect and you do not pay the premiums needed to maintain coverage.
•
The Lapse may have adverse tax consequences (See “Possibility of Adverse Tax Consequences”).
Exchange/Replacement Risk. You exchange or replace another policy to buy this one.
•
You may pay Surrender Charges on the old policy.
•
The new policy has Surrender Charges, which may extend beyond those in the old policy.
•
You may be subject to new incontestability and suicide periods on the new policy.
•
The new policy’s Surrender Charges may be higher than the Surrender Charges in the old policy.
•
You may be in a higher insurance risk rating category in the new policy which may increase the cost of the policy.
•
If a partial surrender is taken prior to the exchange, you may have adverse tax consequences.
•
The exchange may have adverse tax consequences. (See “Possibility of Adverse Tax Consequences.”)
You use cash values or dividends from another policy to buy this one, without fully surrendering the other policy.

RiverSource Variable Universal Life 6 Insurance — Prospectus 19

Policy Risk and What It Means (continued)
•
If you borrow from another policy to buy this one, the loan reduces the death benefit on the other policy. If you fail to repay the loan and accrued interest, you could lose the other coverage and you may be subject to income tax if the policy Lapses or is surrendered with a loan against it. You may have adverse tax consequences. (See “Possibility of Adverse Tax Consequences.”)
•
If you surrender cash value from another policy to buy this one, you could lose coverage on the other policy. Also, the surrender may be subject to income tax. You may have adverse tax consequences. (See “Possibility of Adverse Tax Consequences.”)
Limitations on Access to Cash Value Through Withdrawals. Your ability to take Partial Surrenders is limited.
You cannot take Partial Surrenders during the first policy year.
Possibility of Adverse Tax Consequences. A policy may be classified as a “modified endowment contract” (MEC) for federal income tax purposes when issued. If a policy is not a MEC when issued, excess funding or certain changes you make to the policy may cause it to become a MEC.
•
Any taxable earnings come out first on surrenders or loans from a MEC policy or an assignment or pledge of a MEC policy. Investment in the policy comes out second. Federal income tax on these earnings will apply. State and local income taxes may also apply. If you are under age 59½, a 10% penalty tax may also apply to these earnings.
If you exchange or replace another policy to buy this one.
•
If you replace the old policy and it is not part of an exchange under Section 1035 of the Code, there may be adverse tax consequences if the total Policy Value (before reductions for outstanding loans, if any) exceeds your investment in the old policy.
•
If you replace the old policy as part of an exchange under Section 1035 of the Code and there is a loan on the old policy, there may be adverse tax consequences if the total Policy Value (before reductions for the outstanding loan) exceeds your investment in the old policy.
•
The new policy may be or may become a MEC even if the old policy was not a MEC. See discussion under “Modified Endowment Contracts”.
•
The exchange may require a portion of the cash value of the old policy to be distributed in order to qualify the new policy as a life insurance policy for federal tax purposes.
If your policy Lapses or is fully surrendered with an outstanding policy loan, you may experience a significant tax cost.
•
You will be taxed on any earnings in the policy. Generally, a policy has earnings to the extent the cash value plus any outstanding loans exceeds the investment in the contract.
•
For non-MEC policies, it could be the case that a policy with a relatively small existing cash value could have significant as yet untaxed earnings that will be taxed upon Lapse or surrender of the policy.
•
For MEC policies, earnings are the remaining earnings (any earnings that have not been previously taxed) in the policy, which could be a significant amount depending on the policy.
You may buy this policy to provide assets that will be available to support your promise to pay benefits under a nonqualified tax-deferred retirement plan.
•
Like other general business assets, the policy is subject to the general creditors of the company and may be used to pay any expenses of the company. Thus, the policy might not be available to support a business’ obligation to make payments under a nonqualified deferred compensation plan. Please consult with your tax advisor regarding potential Code Section 409A implications.
The company may offer this policy as an option to fund a qualified tax-deferred retirement plan.
•
The policy will not provide any necessary or additional tax deferral if it is used to fund a qualified tax-deferred retirement plan. See discussion under “Qualified Tax-deferred retirement plans” for additional tax considerations.
The investments in the Subaccount are not adequately diversified.
•
If a policy fails to qualify as a life insurance policy because it is not adequately diversified, the policyholder must include in gross income the “income on the contract” (as defined in Section 7702(g) of the Code).
Congress may change how a life insurance policy is taxed at any time.
The interpretation of current tax law is subject to change by the Internal Revenue Service (IRS) or the courts at any time.
•
You could lose any or all of the specific federal income tax attributes and benefits of a life insurance policy including tax-deferred accrual of cash values and income tax free death benefits.
•
For non-MEC policies you could lose your ability to take non-taxable distributions or loans from the policy.
•
Typically, changes of this type are prospective only, but some or all of the attributes could be affected.

20 RiverSource Variable Universal Life 6 Insurance — Prospectus

Policy Risk and What It Means (continued)
The IRS may determine that you are the Owner of the Fund shares held by our Variable Account.
•
You may be taxed on the income of each Subaccount to the extent of your interest in the Subaccount.
Fund Risks. A comprehensive discussion of the risks of each Fund in which the Subaccounts invest may be found in each Fund’s prospectus. Please refer to the prospectuses for the Funds for more information. The investment advisers cannot guarantee that the Funds will meet their investment objectives.
Market Risk. Variable life insurance is a complex vehicle that is subject to market risk, including the potential loss of principal invested.
•
You may experience loss in Policy Value due to factors that affect the overall performance of the financial markets.
Financial Strength and Claims Paying Ability Risk. All insurance benefits, including the death benefit, and all guarantees, including those related to the Fixed Account, are general account obligations that are subject to the financial strength and claims paying ability of RiverSource.
Cyber Security and Systems Integrity. Increasingly, businesses are dependent on the continuity, security, and effective operation of various technology systems. The nature of our business depends on the continued effective operation of our systems and those of our business partners. This dependence makes us susceptible to operational and information security risks from cyber-attacks.
These risks may include the following:
•
the corruption or destruction of data;
•
theft, misuse or dissemination of data to the public, including your information we hold; and
•
denial of service attacks on our website or other forms of attacks on our systems and the software and hardware we use to run them.
The risk of cyber-attacks may be higher during periods of geopolitical turmoil. These attacks and their consequences can negatively impact your policy, your privacy, your ability to conduct transactions on your policy, or your ability to receive timely service from us. There can be no assurance that we, the underlying Funds in your policy, or our other business partners will avoid losses affecting your policy due to any successful cyber-attacks or information security breaches.
Conflict of Interest Risks Related to Certain Funds Advised by Columbia Management. We are an affiliate of Ameriprise Financial, Inc., which is the parent company of Columbia Management Investment Advisers, LLC (Columbia Management). Columbia Management acts as investment adviser to several Fund of funds, including managed volatility Funds. As such, it retains full discretion over the investment activities and investment decisions of the Funds. These Funds invest in other registered mutual funds. In providing investment advisory services for the Funds and the underlying funds in which those Funds respectively invest, Columbia Management is, together with its affiliates, including us, subject to competing interests that may influence its decisions. These competing interests typically arise because Columbia Management or one of its affiliates serves as the investment adviser to the underlying Funds and may provide other services in connection with such underlying Funds, and because the compensation we and our affiliates receive for providing these investment advisory and other services varies depending on the underlying Fund.
Managed Volatility Funds’ Risks. Managed volatility Funds employ a strategy designed to reduce overall volatility and downside risk. These Funds may also be used in conjunction with guaranteed living benefit riders we offer with various annuity contracts. Conflicts may arise because the manner in which these Funds and their strategies are executed by Columbia Management are expected to benefit us by reducing our financial risk and expense in offering guaranteed living benefit riders. Managed volatility Funds employ a strategy to reduce overall volatility and downside risk when markets are declining and market volatility is high. A successful strategy may result in less gain in your Policy Value during rising markets with higher volatility when compared to Funds not employing a managed volatility strategy. Although an investment in the managed volatility Funds may mitigate declines in your Policy Value due to declining equity markets, the Funds’ investment strategies may also curb or decrease your Policy Value during periods of positive performance by the equity markets. There is no guarantee that any of the Funds’ strategies will be successful. Costs associated with running a managed volatility strategy may also adversely impact the performance of managed volatility Funds.

RiverSource Variable Universal Life 6 Insurance — Prospectus 21

Loads, Fees and Charges
Policy charges primarily compensate us for:
•
providing the insurance benefits of the policy;
•
issuing the policy;
•
administering the policy;
•
assuming certain risks in connection with the policy; and
•
distributing the policy.
We deduct some of these charges from your premium payments. We deduct others periodically from your Policy Value in the Fixed Account, Indexed Accounts and/or Subaccounts. We may also assess a charge if you surrender your policy or the policy Lapses. We may profit from one or more of the charges we collect under the policy. We may use these profits for any corporate purpose.
Transaction Fees
Surrender Charge
If you surrender your policy or the policy Lapses during the first ten policy years or in the ten years following an increase in Specified Amount, we will reduce your Policy Value, minus Indebtedness, by the applicable Surrender Charge.
The Surrender Charge primarily reimburses us for costs of issuing the policy, such as processing the application (mostly underwriting) and setting up computer records. It also partially pays for commissions, advertising and printing the prospectus and sales literature.
The maximum Surrender Charge for the initial Specified Amount is shown in your policy. It is based on the Insured’s Insurance Age, sex (unless unisex rates are required by law), Risk Classification and initial Specified Amount. The maximum Surrender Charge for the initial Specified Amount will decrease monthly until it is zero at the end of ten policy years. If you increase the Specified Amount, an additional maximum Surrender Charge will apply to the additional Specified Amount added to the policy. The additional maximum Surrender Charge will be based on the Insured’s Attained Insurance Age, sex (unless unisex rates are required by law), Risk Classification and the amount of the increase. It will decrease monthly until it is zero at the end of the tenth year following the increase.
The following table illustrates the maximum Surrender Charge for VUL 6. For VUL 6, we assume a female, insurance Age 40 qualifying for super preferred nontobacco rates. We assume the Specified Amount to be $500,000 along with an increase of $100,000 in the Specified Amount at the beginning of the eighth policy year.
Example:
Lapse or Surrender at beginning of year	Maximum Surrender Charge on the Initial Specified Amount	Maximum Surrender Charge on the Increase in Specified Amount	Total Maximum Surrender Charge on the Policy
1	$9,329.00	$0.00	$9,329.00
2	9,257.00	0.00	9,257.00
3	9,185.00	0.00	9,185.00
4	9,113.00	0.00	9,113.00
5	9,041.00	0.00	9,041.00
6	8,825.42	0.00	8,825.42
7	7,030.42	0.00	7,030.42
8	5,235.42	2,217.00	7,452.42
9	3,440.42	2,193.00	5,633.42
10	1,645.42	2,169.00	3,814.42
11	0.00	2,145.00	2,145.00
12	0.00	2,121.00	2,121,00
13	0.00	2,064.00	2,064.02
14	0.00	1,644.22	1,644.22
15	0.00	1,224.42	1,224.42
16	0.00	804.62	804.62
17	0.00	384.82	384.82

22 RiverSource Variable Universal Life 6 Insurance — Prospectus

Lapse or Surrender at beginning of year	Maximum Surrender Charge on the Initial Specified Amount	Maximum Surrender Charge on the Increase in Specified Amount	Total Maximum Surrender Charge on the Policy
18	0.00	0.00	0.00
Partial Surrender Charge
If you surrender part of the value of your policy, we will charge you $25 (or 2% of the amount surrendered, if less). We guarantee that this charge will not increase for the duration of your policy.
Premium Expense Charge
We deduct this charge from each premium payment. We credit the amount remaining after the deduction, called the Net Premium, to the accounts you have selected. The premium expense charge is 4% of each premium payment. The premium expense charge, in part, compensates us for expenses associated with administering and distributing the policy, including agents’ commissions, advertising and printing of prospectuses and sales literature. (The Surrender Charge, discussed under “Surrender Charge” and the administrative charge, discussed under “Administrative charge” below, also may partially compensate us for these expenses.) The premium expense charge also may compensate us for paying taxes imposed by certain states and governmental subdivisions on premiums received by insurance companies. All policies in all states are charged the same premium expense charge even though state premium taxes vary.
Overloan Protection Benefit
If you exercise this benefit, we will charge you 3% of your Policy Value.
Base Policy Charges
Monthly Deduction
On each Monthly Date we deduct from the value of your policy in the Fixed Account, Indexed Accounts and/or Subaccounts an amount equal to the sum of:
1. the cost of insurance for the policy month;
2. the policy fee shown in your policy;
3. the monthly administrative charge;
4. the monthly mortality and expense risk charge;
5. the Indexed Account charge; and
6. charges for any optional insurance benefits provided by rider for the policy month.
We explain each of the six components below.
You specify, in your policy application, what percentage of the monthly deduction from 0% to 100% you want us to take from the Fixed Account and from each of the Subaccounts. You may change these percentages for future monthly deductions by writing to us.
We will take monthly deductions from the Fixed Account and the Subaccounts on a Pro Rata Basis if:
•
you do not specify the accounts from which you want us to take the monthly deduction; or
•
the value in the Fixed Account or any Subaccount is insufficient to pay the portion of the monthly deduction you have specified.
When the Fixed Account (minus any Indebtedness and any value that is part of an SDCA arrangement) and the Subaccounts are exhausted, the remaining amount will be taken from the value of the Fixed Account that is part of an SDCA arrangement. When the value of the Fixed Account that is part of an SDCA arrangement has been exhausted, the remaining amount will be taken from the Indexed Accounts. See “Order of Deductions from Policy Value” for further discussion.
If the Cash Surrender Value of your policy is not enough to cover the monthly deduction on a monthly anniversary, the policy may Lapse. However, the policy will not Lapse if the NLG is in effect or the Minimum Initial Premium Guarantee is in effect. (See the “No-Lapse Guarantee,” “Minimum Initial Premium Guarantee,” “Grace Period” and “Reinstatement” sections of this prospectus.)

RiverSource Variable Universal Life 6 Insurance — Prospectus 23

The following are charged each month prior to the Insured’s Attained Insurance Age 120:
1.
Cost of Insurance: primarily, this is the cost of providing the death benefit under your policy. It depends on:
•
the amount of the death benefit;
•
the Policy Value; and
•
the cost of insurance rate.
The cost of insurance for a policy month is calculated as: [a × (b – c)] + d where:
“a”
is the monthly cost of insurance rate based on the Insured’s Insurance Age, Duration, sex (unless unisex rates are required by law) and Risk Classification. Generally, the cost of insurance rate will increase as the Insured's Attained Insurance Age increases.
We set the rates based on our expectations of mortality, future investment earnings, persistency and expenses. Our current monthly cost of insurance rates are less than the maximum monthly cost of insurance rates guaranteed in the policy. We reserve the right to change rates from time to time; any change will apply to all individuals of the same Risk Classification. However, rates will not exceed the guaranteed maximum monthly cost of insurance rates shown in your policy. The guaranteed maximum insurance rates are based on the 2017 Commissioners Standard Ordinary (CSO) Smoker and Nonsmoker Mortality Tables, Age Nearest Birthday.
“b”
is the death benefit on the Monthly Date divided by 1.0008295381 (1.0016515813 for policy applications signed prior to December 4, 2020)  (which reduces our Net Amount at Risk, solely for computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 1% (2% for policy applications signed prior to December 4, 2020)).
“c”
is the Policy Value on the Monthly Date. At this point, the Policy Value has been reduced by the administrative chargethe Indexed Account charge, the mortality and expense risk charge, the policy fee and any charges for optional riders with the exception of the WMD as it applies to the base policy.
“d”
is any flat extra insurance charges we assess as a result of special underwriting considerations.
2. Policy fee: $10.00 per month for initial Specified Amounts below $1,000,000 and $0.00 per month for initial Specified Amounts of $1,000,000 and above. This charge primarily reimburses us for expenses of administering the policy, such as processing claims, maintaining records, making policy changes and communicating with Owners. We reserve the right to change the charge in the future, but guarantee that it will never exceed $15.00 per month.
3. Administrative charge: This charge reimburses us, in part, for expenses associated with issuing the policy, such as processing the application and underwriting the policy. It also partially reimburses us for commissions or other compensation paid to selling firms, advertising and printing of the prospectus and sales literature. We reserve the right to change the administrative charge based on our expectations of future investment earnings, persistency , expenses and/or federal and state tax assumptions. However, it will never exceed the guaranteed administrative charge shown in the Policy Data section of the policy.
4. Mortality and expense risk charge: compensates us for assuming the mortality and expense risks under the policy. Currently, the mortality and expense risk charge is 0%. We reserve the right to change the charge in the future, but guarantee that it will never exceed the annual rate of 0.60% applied monthly to the Variable Account Value.
The mortality and expense risk charge for a policy month is calculated as:
(a) × (b)	where:
12
“a” is the Variable Account Value; and
“b” is the mortality and expense risk charge shown in the “Charges Other than Fund Operating Expenses” section of this prospectus.
The charge primarily compensates us for:
•
Mortality risk — the risk that the cost of insurance charge will be insufficient to meet actual claims.
•
Expense risk — the risk that the policy fee, administrative charge and the Surrender Charge (described above) may be insufficient to cover the cost of administering the policy.
Any profit from the mortality and expense risk charge would be available to us for any proper corporate purpose including, among others, payment of sales and distribution expenses, which we do not expect to be covered by the premium expense charge and Surrender Charges discussed earlier. We will make up any further deficit from our general assets. We reserve the right to change the mortality and expense risk rate based on our expectations of mortality, reinsurance costs, future investment earnings, persistency , expenses and/or federal and state tax assumptions.

24 RiverSource Variable Universal Life 6 Insurance — Prospectus

5. Indexed Account charge: compensates us for certain administrative, investment and other expenses we assume in making available the Indexed Account options. The charge is assessed as an asset-based charge and is based on the value of the Segments of an Indexed Account on the Monthly Date.
6. Optional Insurance Benefit Charges: Charges for any optional benefits you add to the policy by rider.
Optional Insurance Benefits
CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
Accidental Death Benefit Rider (ADB)(a)	Monthly.	Monthly rate per $1,000 of initial ADB Specified Amount:
Minimum: $0.04 — Female, Standard Nontobacco, Attained Insurance Age 5.
Maximum: $0.16 — Male, Standard Tobacco, Attained Insurance Age 69.

Representative Insured: $0.04 — Female, Super Preferred Nontobacco, Attained Insurance Age 40.

Automatic Increase Benefit Rider (AIBR)	No charge.	No charge for this rider, however, the additional insurance added by the rider is subject to monthly cost of insurance charges.

Children’s Insurance Rider (CIR)	Monthly.	Monthly rate per $1,000 of CIR Specified Amount: $.58.

Overloan Protection Benefit (OPB)	Upon exercise of benefit.	3% of the Policy Value.

Waiver of Monthly Deduction Rider (WMD)(a)	Monthly.	Monthly rate per $1,000 of Net Amount at Risk
Minimum: $0.00692 — Female, Nontobacco, Attained Insurance Age 20.
Maximum: $0.34212 — Male, Tobacco, Attained Insurance Age 59.

Representative Insured: $0.0266 — Female, Super Preferred Nontobacco, Attained Insurance Age 40.

Waiver of Premium Rider (WP)(a)	Monthly.	Monthly rate multiplied by the greater of the monthly-specified premium selected for the rider or the monthly deduction for the policy and any other riders attached to the policy.
Minimum: $0.03206 — Male, Nontobacco, Attained Insurance Age 20.
Maximum: $0.40219 — Female, Tobacco, Attained Insurance Age 59.

Representative Insured: $0.07486 — Female, Super Preferred Nontobacco, Attained Insurance Age 40.

(a)
This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life at the address or telephone number shown on the first page of this prospectus.

RiverSource Variable Universal Life 6 Insurance — Prospectus 25

CHARGE	WHEN CHARGE IS DEDUCTED	AMOUNT DEDUCTED
AdvanceSource® Accelerated Benefit Rider for Chronic Illness (ASR-CI)(a)(b)(c)	Monthly (while the rider is in effect).	Monthly rate per $1,000 of the rider Net Amount at risk:
Minimum: $0.0025 — Male, Super Preferred Nontobacco, Insurance Age 20, Duration 1, 1% Monthly Benefit Percent.
Maximum: $33.8875 – Female, Standard Tobacco, Insurance Age 20, Duration 100, 3% Monthly Benefit Percent.

Representative Insured: $0.0025, Female, Super Preferred Nontobacco, Insurance Age 40, Duration 1, 2% Monthly Benefit Percent.

AdvanceSource® Accelerated Benefit Rider for Long-Term Care (ASR-LTC)(a)(b)(c)	Monthly (while the rider is in effect).	Monthly rate per $1,000 of the rider Net Amount at Risk:
Minimum: $0.0025, Male, Super Preferred Nontobacco, Insurance Age 20, Duration 1, 2% Monthly Benefit Percent.
Maximum: $19.2425, Female, Standard Tobacco, Insurance Age 20, Duration 100, 4% Monthly Benefit Percent.

Representative Insured: $0.0025, Female, Super Preferred Nontobacco, Insurance Age 40, Duration 1, 2% Monthly Benefit Percent.

Accounting Value Increase Rider (AVIR)(a)	Monthly.	Monthly rate per $1,000 of Specified Amount:
Minimum: $0.0325 — Male, Nontobacco, Insurance Age 85.
Maximum: $0.0629 — Female, Tobacco, Insurance Ages 35-55.

Representative Insureds: $0.0538 — Female, Nontobacco, Insurance Age 40.

(a)
This charge varies based on individual characteristics. The charges shown in the table may not be representative of the charge you will pay. For information about the charge you would pay, contact your sales representative or RiverSource Life at the address or telephone number shown on the first page of this prospectus.
(b)
The monthly cost of insurance rate is based on the Accelerated Benefit Insured’s sex (except in Montana), risk class, issue age, duration and the
Monthly Benefit Percent shown in the “policy data” section of the policy. The cost of insurance rates for this rider will not exceed the guaranteed maximum monthly cost of insurance rates for this rider shown in the “Policy Data” section of the policy.
(c)
In Colorado, Florida, Hawaii, North Carolina, Ohio, Tennessee and Vermont, the minimum, maximum and representative Insured rates for the rider are 0.025 for Male, Age 25, Super Preferred Non-Tobacco, 1% Monthly Benefit; 4.3575, Female, Age 79, Standard Tobacco, 3% Monthly Benefit
Percent; and 0.0510, Female, Age 40, Super Preferred Non-Tobacco, 2% Monthly Benefit for VUL 6, respectively.
Note for Montana residents: Please disregard all policy provisions in this prospectus that are based on the sex of the Insured. The policy will be issued on a unisex basis. Also disregard references to mortality tables; the tables will be replaced with a 70% male, 30% female blend of the 2017 CSO Smoker and Nonsmoker Mortality Tables, Age Nearest Birthday.
Payments to the Selling Firms
We may use compensation plans which vary by selling firm. In general, we pay selling firms a commission of up to 90% of the initial target premium in the first policy year, plus up to 2.50% of all premiums in excess of the target premium during the first policy year and 2% on renewal premiums after the first policy year prior to eleventh Duration. We determine the target premium, which varies by age, sex, and Risk Classification of the Insured at the time of issue as well as by the Specified Amount of the policy. We pay additional commissions to selling firms if an increase in coverage occurs. We do not pay or withhold payment of commissions based on how you choose to allocate your premiums to the Subaccounts.

26 RiverSource Variable Universal Life 6 Insurance — Prospectus

Total Annual Operating Expenses of the Funds
Any applicable management fees, and other expenses of the Funds are deducted from, and paid out of, the assets of the Funds as described in each Fund’s prospectus.
Effect of Loads, Fees and Charges
Your death benefits, Policy Values and Cash Surrender Values may fluctuate due to an increase or decrease in the following charges:
•
cost of insurance charges
•
Surrender Charges;
•
policy fees;
•
administrative charges;
•
mortality and expense risk charges;
•
Indexed Account charges;
•
cost of optional insurance benefits; and
•
annual operating expenses of the Funds, including management fees, and other expenses.
In addition, your death benefits, Policy Values and Cash Surrender Values may change daily as a result of the investment experience of the Subaccounts.
Other Information on Charges
We may reduce or eliminate various fees and charges on a basis that is fair and reasonable and applies to all policy Owners in the same class. We may do this for example when we incur lower sales costs and/or perform fewer administrative services than usual.
Policy Rights
The purpose of the policy is to provide life insurance protection on the life of the Insured and to potentially build Policy Value. The policy is a long-term investment that provides a death benefit that we pay to the Beneficiary upon the Insured’s death. The Insured is the person whose life is insured by the policy. The Owner is the entity or entities to which, or individuals to whom, we issue the policy or to whom you subsequently transfer ownership. The Owner is authorized to make changes to the policy and request transactions involving Policy Value. In the prospectus “you” and “your” refer to the Owner.
Initially, the Beneficiary will be the person you designate in your application for the policy. You may change the Beneficiary by giving us written notice, subject to requirements and restrictions stated in the policy. If you do not designate a Beneficiary, or if the designated Beneficiary dies before the Insured, the beneficiary will be you, if living. If you are not living, the Beneficiary will be your estate.
Transfers Among the Fixed Account, Indexed Accounts and Subaccounts
You may transfer Policy Value from one Subaccount to another or between Subaccounts and the Fixed Account or Indexed Accounts. Certain restrictions apply to transfers involving the Fixed Account and the Indexed Accounts. We will process your transfer on the Valuation Date we receive your request, subject to the following limitations. If we receive your transfer request at our Service Center in Good Order before the Close of Business, we will process your transfer using the Accumulation Unit value we calculate on the Valuation Date we received your transfer request. If we receive your transfer request at our Service Center in Good Order at or after the Close of Business, we will process your transfer using the Accumulation Unit value we calculate on the next Valuation Date after we received your transfer request. Before making a transfer, you should consider the risks involved in changing investments. We may suspend or modify transfer privileges at any time.
If you have an AdvanceSource rider(1) on your policy, once benefit payments begin, any value in the Subaccounts will be transferred to the Fixed Account. Transfers from the Fixed Account to the Subaccounts or the Indexed Accounts will not be allowed. At the end of the Period of Coverage, the portion of the Policy Value in excess of Indebtedness due to us will remain in the Fixed Account until written request is made to transfer to any Subaccounts or Indexed Accounts. The request must be made within 30 days after the end of the Period of Coverage.
(1) This rider has a different name in some jurisdictions. (See Appendix B.)

RiverSource Variable Universal Life 6 Insurance — Prospectus 27

Market Timing and Disruptive Trading Practices
Market timing can reduce the value of your investment in the policy. If market timing causes the returns of an underlying Fund to suffer, Policy Value you have allocated to a Subaccount that invests in that underlying Fund will be lower too. Market timing can cause you, any joint Owner of the policy and your Beneficiary(ies) under the policy a financial loss.
We seek to prevent market timing. Market timing is frequent or short-term trading activity. We do not accommodate short-term trading activities. Do not buy a policy if you wish to use short-term trading strategies to manage your investment. The market timing policies and procedures described below apply to transfers among the Subaccounts within the policy. The underlying Funds in which the Subaccounts invest have their own market timing policies and procedures. The market timing policies of the underlying Funds may be more restrictive than the market timing policies and procedures we apply to transfers among the Subaccounts of the policy, and may include redemption fees. We reserve the right to modify our market timing policies and procedures at any time without prior notice to you.
Market timing may hurt the performance of an underlying Fund in which a Subaccount invests in several ways, including but not necessarily limited to:
•
diluting the value of an investment in an underlying Fund in which a Subaccount invests;
•
increasing the transaction costs and expenses of an underlying Fund in which a Subaccount invests; and
•
preventing the investment adviser(s) of an underlying Fund in which a Subaccount invests from fully investing the assets of the Fund in accordance with the Fund’s investment objectives.
Funds available as investment options under the policy that invest in securities that trade in overseas securities markets may be at greater risk of loss from market timing, as market timers may seek to take advantage of changes in the values of securities between the close of overseas markets and the close of U.S. markets. Also, the risks of market timing may be greater for underlying Funds that invest in securities such as small cap stocks, high yield bonds, or municipal securities, that may be traded infrequently.
In order to help protect you and the underlying Fund from the potentially harmful effects of market timing activity, we apply the following market timing policy to discourage frequent transfers of Policy Value among the Subaccounts of the Variable Account:
We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging or an asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a policy Owner who makes more than three Subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

If we determine, in our sole judgment, that your transfer activity constitutes market timing, we may modify, restrict or suspend your transfer privileges to the extent permitted by applicable law, which may vary based on the state law that applies to your policy and the terms of your policy. These restrictions or modifications may include, but not be limited to:
•
requiring transfer requests to be submitted only by first-class U.S. mail;
•
not accepting hand-delivered transfer requests or requests made by overnight mail;
•
not accepting telephone or electronic transfer requests;
•
requiring a minimum time period between each transfer;
•
not accepting transfer requests of an agent acting under power of attorney;
•
limiting the dollar amount that you may transfer at any one time;
•
suspending the transfer privilege; or
•
modifying instructions under an automated transfer program to exclude a restricted Fund if you do not provide new instructions.
Subject to applicable state law and the terms of each policy, we will apply the transfer policy described above to all policy Owners uniformly in all cases. We will notify you in writing after we impose any modification, restriction or suspension of your transfer rights.
Because we exercise discretion in applying the restrictions described above, we cannot guarantee that we will be able to identify and restrict all market timing activity. In addition, state law and the terms of some policies may prevent us from stopping certain market timing activity. Market timing activity that we are unable to identify and/or restrict may impact the performance of the underlying Funds and may result in lower Policy Values.

28 RiverSource Variable Universal Life 6 Insurance — Prospectus

In addition to the market timing policy described above, which applies to transfers among the Subaccounts within your policy, you should carefully review the market timing policies and procedures of the underlying Funds. The market timing policies and procedures of the underlying Funds may be materially different than those we impose on transfers among the Subaccounts within your policy and may include mandatory redemption fees as well as other measures to discourage frequent transfers. As an intermediary for the underlying Funds, we are required to assist them in applying their market timing policies and procedures to transactions involving the purchase and exchange of Fund shares. This assistance may include, but not be limited to, providing the underlying Fund upon request with your Social Security Number, Taxpayer Identification Number or other United States government-issued identifier and the details of your policy transactions involving the underlying Fund. An underlying Fund, in its sole discretion, may instruct us at any time to prohibit you from making further transfers of Policy Value to or from the underlying Fund, and we must follow this instruction. We reserve the right to administer and collect on behalf of an underlying Fund any redemption fee imposed by an underlying Fund. Market timing policies and procedures adopted by underlying Funds may affect your investment in the policy in several ways, including but not limited to:
•
Each Fund may restrict or refuse trading activity that the Fund determines, in its sole discretion, represents market timing.
•
Even if we determine that your transfer activity does not constitute market timing under the market timing policies described above which we apply to transfers you make under the policy, it is possible that the underlying Fund’s market timing policies and procedures, including instructions we receive from a Fund, may require us to reject your transfer request. For example, while we will attempt to execute transfers permitted under any asset allocation, dollar-cost averaging or asset rebalancing program that may be described in this prospectus, we cannot guarantee that an underlying Fund’s market timing policies and procedures will do so. Orders we place to purchase Fund shares for the Variable Account are subject to acceptance by the Fund. We reserve the right to reject without prior notice to you any transfer request if the Fund does not accept our order.
•
Each underlying Fund is responsible for its own market timing policy, and we cannot guarantee that we will be able to implement specific market timing policies and procedures that a Fund has adopted. As a result, a Fund’s returns might be adversely affected, and a Fund might terminate our right to offer its shares through the Variable Account.
•
Funds that are available as investment options under the policy may also be offered to other intermediaries who are eligible to purchase and hold shares of the Fund, including without limitation, separate accounts of other insurance companies and certain retirement plans. Even if we are able to implement a Fund’s market timing policies, we cannot guarantee that other intermediaries purchasing that same Fund’s shares will do so, and the returns of that Fund could be adversely affected as a result.
For more information about the market timing policies and procedures of an underlying Fund, and the risks that market timing pose to that Fund and to determine whether an underlying Fund has adopted a redemption fee, see that Fund’s prospectus.
Transfer of Policy Value between the Fixed Account and Subaccounts
•
You must make transfers from the Fixed Account to any Subaccounts during a 30-day period starting on a Policy Anniversary, except for automated transfers, which can be set up for monthly, quarterly or semiannual transfer periods. If the amount in the Fixed Account is less than $100, the entire amount can be transferred at any time.
•
If we receive your request to transfer amounts from the Fixed Account within 30 days before the Policy Anniversary, the transfer will become effective on the anniversary.
•
If we receive your request on or within 30 days after the Policy Anniversary, the transfer will be effective on the day we receive it.
•
We will not accept requests for transfers from the Fixed Account at any other time.
•
If you have made a transfer from the Fixed Account to one or more Subaccounts, you may not make a transfer from those Subaccounts back to the Fixed Account until the next Policy Anniversary.
Minimum Transfer Amounts
From a Subaccount to another Subaccount, the Fixed Account or an Indexed Account:
•
For mail and telephone transfers — $250 or the entire Subaccount balance, whichever is less.
•
For automated transfers — $50.
From the Fixed Account to a Subaccount:
•
For mail and telephone transfers — $250 or the entire Fixed Account balance minus any outstanding Indebtedness, whichever is less.
•
For automated transfers — $50.

RiverSource Variable Universal Life 6 Insurance — Prospectus 29

Maximum Transfer Amounts
The maximum amount that may be transferred from the Fixed Account to one or more of the Indexed Accounts is the Fixed Account Value minus any Indebtedness minus the value of a transfer to one or more of the Subaccounts occurring on the same day. The amount of any such transfer to an Indexed Account will be allocated to the corresponding Interim Account on the date it is received.
Maximum Number of Transfers Per Year From the Subaccounts
You may make transfers by mail or telephone. We reserve the right to limit transfers of value from a Subaccount to one or more Subaccounts or to the Fixed Account to five per policy year. We may suspend or modify this transfer privilege at any time with any necessary approval of the Securities and Exchange Commission. In addition to transfers by mail or telephone, you may make automated transfers subject to the restrictions described below.
Transfer Restriction Period – Indexed Accounts
A transfer restriction period is a 12-month period of time which begins on any date there is a loan or withdrawal that is not part of a systematic distribution program from any Segment of the Indexed Account. Any deduction from a Segment of the Indexed Accounts due solely to an increase in Indebtedness from interest charged on a loan will not trigger the start of a transfer restriction period.
During this period, the following restrictions apply:
•
no transfers from the Fixed Account or Subaccounts to any Indexed Account will be allowed; and
•
Indexed Account premium allocation percentages will change to allocate all premium and loan repayments to the Fixed Account.
We reserve the right to shorten or eliminate the transfer restriction period.
Once the transfer restriction period has expired, you may submit a written or phone request to transfer any amount in the Fixed Account or Subaccounts to any Indexed Account or to change the premium allocation percentage.
Transfers Not Allowed
Transfers of value are not allowed for the following conditions:
•
from an Indexed Account Segment prior to Segment maturity, except transfers due to policy loans taken or interest charged on Indebtedness;
•
from the Fixed Account or any Subaccount to any Indexed Account once payment of benefits begins for any rider paying benefits due to chronic or terminal illness;
•
from the Fixed Account or any Subaccount to any Indexed Account when the policy is in a transfer restriction period;
•
from the Fixed Account to any Subaccount or Indexed Account after the Insured’s Attained Insurance Age 120 anniversary.
Transfers at the Insured’s Attained Insurance Age 120 Anniversary
On the Insured’s Attained Insurance Age 120 anniversary, any Policy Value in the Subaccounts will be transferred to the Fixed Account and may not be transferred to any Subaccount or Indexed Account.
Automated Transfers
In addition to written and telephone requests, you can arrange to have Policy Value transferred from one account to another automatically. Your sales representative can help you set up an automated transfer.
Automated transfer policies
•
Only one automated transfer arrangement can be in effect at any time.
•
You may transfer all or part of the value of a Subaccount to one or more of the other Subaccounts, one or more of the Indexed Accounts and/or to the Fixed Account.
•
You may transfer all or part of the Fixed Account Value, minus Indebtedness, to one or more of the Subaccounts and/or one or more of the Indexed Accounts.
•
Either the Fixed Account or one or more of the Subaccounts can be used as the source of Funds for any automated transfer arrangement. The Indexed Accounts may not be used as the source of Funds for any automated transfer arrangement.
•
You can start or stop this service by written or phone request. You must allow seven days for us to change any instructions that are currently in place.
•
The minimum automated transfer amount is $50.

30 RiverSource Variable Universal Life 6 Insurance — Prospectus

•
You cannot make automated transfers from the Fixed Account to one or more Subaccounts in an amount that, if continued, would deplete the Fixed Account within 12 months. There is no such restriction on automated transfer arrangements that transfer value from the Fixed Account to one or more of the Indexed Accounts only.
•
If your policy has entered a transfer restriction period that will last for 12 months, during this period transfers from the Fixed Account or the Subaccounts to any Indexed Account will not be allowed. Any automated transfer arrangement that moves money to an Indexed Account will be terminated.
•
If you made an automated transfer from the Fixed Account to one or more Subaccounts, you may not make a transfer from those Subaccounts back to the Fixed Account until the next Policy Anniversary.
•
If you submit your automated transfer request with an application for a policy, automated transfers will not take effect until the policy is issued.
•
The balance in any account from which you make an automated transfer must be sufficient to satisfy your instructions.
•
Automated transfers are subject to all other policy provisions and terms including provisions relating to the transfer of money between the Fixed Account and the Subaccounts. (Exception: The maximum number of transfers per year provision does not apply to automated transfers.)
•
You may make automated transfers by choosing a schedule we provide.
Automated Dollar-Cost Averaging
You can use automated transfers to take advantage of dollar-cost averaging — investing a fixed amount at regular intervals. For example, you might have a set amount transferred monthly from a relatively conservative Subaccount to a more aggressive one, or to several others.
This systematic approach can help you benefit from fluctuations in Accumulation Unit values caused by fluctuations in the market values of the underlying Fund. Since you invest the same amount each period, you automatically acquire more units when the market value falls, fewer units when it rises. The potential effect is to lower your average cost per unit. There is no charge for dollar-cost averaging.
How dollar-cost averaging works
By investing an equal number of dollars each month…		Month	Amount Invested	Accumulation Unit Value	Number of Units Purchased
		Jan	$100	$20	5.00
		Feb	100	18	5.56
you automatically buy more units when the per unit market price is low…		Mar	100	17	5.88
	→	Apr	100	15	6.67
		May	100	16	6.25
		June	100	18	5.56
		July	100	17	5.88
and fewer units when the per unit market price is high.		Aug	100	19	5.26
	→	Sept	100	21	4.76
		Oct	100	20	5.00
You have paid an average price of only $17.91 per unit over the ten months, while the average market price actually was $18.10.
Dollar-cost averaging does not guarantee that any Subaccount will gain in value, nor will it protect against a decline in value if market prices fall. Because this strategy involves continuous investing, your success with dollar-cost averaging will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.
You may make dollar-cost averaging transfers by choosing a schedule we provide.
Special Dollar-Cost Averaging
The company, as part of its automated dollar-cost averaging program, may also make available a Special Dollar-Cost Averaging (“SDCA”) arrangement. Under an SDCA arrangement, you may allocate Net Premium, transfer Policy Value or reallocate Segment maturity value (“SDCA allocations”) to the SDCA portion of the Fixed Account. SDCA allocations will be transferred out over a period of time, currently 12 months. SDCA transfers will automatically occur monthly on each

RiverSource Variable Universal Life 6 Insurance — Prospectus 31

Monthly Date anytime there is value in the SDCA portion of the Fixed Account. SDCA transfers will be allocated to Subaccounts, Indexed Accounts or the non-SDCA portion of the Fixed Account according to the premium allocation in effect at the time of each transfer. The SDCA transfer amount on a Monthly Date will be the lesser of:
a. the greater of:
i. the sum of all SDCA allocations made in the last 12 months divided by 12, plus, if the SDCA transfer is the last transfer in the 12 months, any interest credited to the Policy Value in the SDCA portion of the Fixed Account; and
ii. the policy’s minimum transfer amount
b. the remaining value of the SDCA portion of the Fixed Account.
How special dollar-cost averaging works
		Month	SDCA Allocation	SDCA Transfer Amount	Remaining SDCA Arrangement Policy Value
		Jan	$10,000.00	$833.33	$9,183.18
		Feb		$833.33	$8,365.02
		Mar		$833.33	$7,545.50
		Apr		$833.33	$6,724.63
Increase in monthly SDCA transfer amount due to an additional SDCA allocation	→	May	$20,000.00	$2,500.00	$24,268.76
		June		$2,500.00	$21,808.85
		July		$2,500.00	$19,344.87
		Aug		$2,500.00	$16,876.82
		Sept		$2,500.00	$14,404.69
		Oct		$2,500.00	$11,928.48
		Nov		$2,500.00	$9,448.18
		Dec		$2,500.00	$6,963.78
Decrease in the monthly SDCA transfer amount since the original SDCA allocation is outside the 12 month period	→	Jan		$1,666.67	$5,308.62
		Feb		$1,666.67	$3,650.72
		Mar		$1,666.67	$1,990.08
Since this is the last SDCA transfer in the 12 month period for the most recent SDCA allocation, interest earned in the SDCA account is included in the SDCA transfer amount	→	Apr		$1,666.67	$0.00
		May		$0.00	$0.00
The monthly SDCA transfer amount can change from month to month. The SDCA transfer amount could increase due to additional SDCA allocations contributed to the SDCA arrangement since the last Monthly Date. The transfer amount could decrease when past SDCA allocations contributed to the SDCA arrangement are no longer included in the transfer amount since they were originally allocated to the SDCA arrangement beyond the past 12 months. In addition, the SDCA transfer amount could be reduced as a result of any of the following being deducted from the SDCA portion of the Fixed Account:
•
Monthly deductions, partial surrenders, transfers, loans, or loan interest; and
•
Payments under an accelerations of benefit rider.
You may cancel an SDCA arrangement at any time by transferring the remaining value allocated to the SDCA arrangement to any other account. Any Fixed Account transfer rules will apply to such transfers. We reserve the right to discontinue the ability to allocate additional amounts to the SDCA arrangement. If this occurs, SDCA transfers will continue as described for any previous SDCA allocations that are already part of an SDCA arrangement. We also reserve the right to make another account available as the account to which SDCA allocations are allocated to and/or offer additional transfer periods (e.g. 6-months or 9-months).

32 RiverSource Variable Universal Life 6 Insurance — Prospectus

Similar to the automated dollar-cost averaging program described above, an SDCA arrangement does not guarantee that any Subaccount or other Policy Value will gain in value nor will it protect against a decline in Policy Value if market prices fall.
Asset Rebalancing
Subject to availability, you can contact us in writing or by phone to reallocate the variable Subaccount portion of your Policy Value according to the percentages (in whole percentage amounts) that you choose. The Policy Value must be at least $2,000 at the time the rebalance is set up. Asset rebalancing does not apply to the Fixed Account or Indexed Accounts. We automatically will rebalance the variable Subaccount portion of your Policy Value either quarterly, semiannually or annually. The period you select will start to run on the date you specify. On the first Valuation Date of each of these periods, we automatically will rebalance your Policy Value so that the value in each Subaccount matches your current Subaccount percentage allocations. We rebalance by transferring Policy Value between Subaccounts. Transfers for this purpose are not subject to the maximum number of transfers provisions above.
You can change your percentage allocations or your rebalancing period at any time by contacting us in writing or by phone. We will restart the rebalancing period you selected as of the date you specify. You may discontinue auto rebalancing at any time by sending us a written request or by other methods agreed to by us. You must allow 30 days for us to change any instructions that currently are in place. There is no charge for asset rebalancing. For more information on asset rebalancing, contact your sales representative.
RiverSource Life
We are a stock life insurance company organized under the laws of the State of Minnesota in 1957. Our address is 70100 Ameriprise Financial Center, Minneapolis, MN 55474. We are a wholly-owned subsidiary of Ameriprise Financial, Inc.
We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.
The Variable Account and the Funds
The Variable Account: The Variable Account consists of a number of Subaccounts, each of which invests in shares of a particular Fund. Income, gains and losses of each Subaccount are credited to or charged against the assets of that Subaccount alone. Therefore, the investment performance of each Subaccount is independent of the investment performance of our company assets. We will not charge a Subaccount with the liabilities of any other Subaccount or with the liabilities of any other business we conduct. We are obligated to pay all amounts promised to you under the policies.
The Funds: The policy currently offers Subaccounts investing in shares of the Funds see “Appendix A: Funds Available Under the Contract”.
•
Investment objectives: The investment managers and advisers cannot guarantee that the Funds will meet their investment objectives. Please read the Funds’ prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.
•
Fund name and management: A Fund underlying your policy in which a Subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying Fund is not the same as any publicly-traded retail mutual fund. Each underlying Fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying Fund may differ significantly from any publicly-traded retail mutual fund.
•
Eligible purchasers: All Funds are available to serve as the underlying investments for variable annuities and variable life insurance policies. The Funds are not available to the public (see “Fund name and management” above). Some Funds also are available to serve as investment options for tax-deferred retirement plans. It is possible that in the future for tax, regulatory or other reasons, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available Funds simultaneously. Although we and the Fund providers do not currently foresee any such disadvantages, the boards of directors or trustees of each Fund will monitor events in order to identify any material conflicts between annuity owners, policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds.

RiverSource Variable Universal Life 6 Insurance — Prospectus 33

Please refer to the Funds’ prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts. Each Fund intends to comply with the diversification requirements under Section 817(h) of the Code.
•
Funds available under the policy: We seek to provide a broad array of underlying Funds taking into account the fees and charges imposed by each Fund and the policy charges we impose. We select the underlying Funds in which the Subaccounts initially invest and when there is a substitution (see “Substitution of Investments”). We also make all decisions regarding which Funds to retain in a policy, which Funds to add to a policy and which Funds will no longer be offered in a policy. In making these decisions, we may consider various objective and subjective factors. Objective factors include, but are not limited to, Fund performance, Fund expenses, classes of Fund shares available, size of the Fund, and investment objectives and investing style of the Fund. Subjective factors include, but are not limited to, investment sub-styles and process, management skill and history at other funds, and portfolio concentration and sector weightings. We also consider the levels and types of revenue, including but not limited to expense payments and non-cash compensation that a Fund, its distributor, investment adviser, subadviser, transfer agent or their affiliates pay us and our affiliates. This revenue includes, but is not limited to compensation for administrative services provided with respect to the Fund and support of marketing expenses incurred with respect to the Fund.
•
Money market Fund yield: In low interest rate environments, money market Fund yields may decrease to a level where the deduction of fees and charges associated with your policy could result in negative net performance.
•
Risks and conflicts of interest with certain Funds advised by Columbia Management: We are an affiliate of Ameriprise Financial, Inc., which is the parent company of Columbia Management Investment Advisers, LLC (Columbia Management). Columbia Management acts as investment adviser to several Fund of funds, including managed volatility Funds. As such, it retains full discretion over the investment activities and investment decisions of the Funds. These Funds invest in other registered mutual funds. In providing investment advisory services for the Funds and the underlying funds in which those Funds respectively invest, Columbia Management is, together with its affiliates, including us, subject to competing interests that may influence its decisions. These competing interests typically arise because Columbia Management or one of its affiliates serves as the investment adviser to the underlying Funds and may provide other services in connection with such underlying Funds, and because the compensation we and our affiliates receive for providing these investment advisory and other services varies depending on the underlying Fund.
•
Volatility and volatility management risk with the managed volatility funds: These Funds invest in other registered mutual funds. In addition, managed volatility Funds employ a strategy designed to reduce overall volatility and downside risk. These types of Funds are available under the policies and one or more of these Funds may be offered in other variable annuity and variable life insurance products offered by us. These Funds may also be used in conjunction with guaranteed living benefit riders we offer with various annuity contracts.
Conflicts may arise because the manner in which these Funds and their strategies are executed by Columbia Management are expected to benefit us by reducing our financial risk and expense in offering guaranteed living benefit riders. Managed volatility Funds employ a strategy to reduce overall volatility and downside risk when markets are declining and market volatility is high. A successful strategy may result in less gain in your Policy Value during rising markets with higher volatility when compared to Funds not employing a managed volatility strategy. Although an investment in the managed volatility Funds may mitigate declines in your Policy Value due to declining equity markets, the Funds’ investment strategies may also curb or decrease your Policy Value during periods of positive performance by the equity markets. There is no guarantee that any of the Funds’ strategies will be successful. Costs associated with running a managed volatility strategy may also adversely impact the performance of managed volatility Funds.
While Columbia Management is the investment adviser to the managed volatility Funds, it provides no investment advice to you as whether an allocation to the Funds is appropriate for you. You must decide whether an investment in these Funds is right for you. Additional information on the Funds, including risks and conflicts of interest, is included in their respective prospectuses. Columbia Management advised Fund of funds and managed volatility Funds and their investment objectives are listed in the “Appendix A: Funds Available Under the Contract”.
•
Revenue we receive from the Funds and potential conflicts of interest:
Expenses We May Incur on Behalf of the Funds
When a Subaccount invests in a Fund, the Fund holds a single account in the name of the Variable Account. As such, the Variable Account is actually the shareholder of the Fund. We, through our Variable Account, aggregate the transactions of numerous policy Owners and submit net purchase and redemption requests to the Funds on a daily basis. In addition, we track individual policy Owner transactions and provide confirmations, periodic statements, and other required mailings. These costs would normally be borne by the Fund, but we incur them instead.
A complete list of why we may receive this revenue, as well as sources of revenue, is described in detail below.

34 RiverSource Variable Universal Life 6 Insurance — Prospectus

Payments the Funds May Make to Us
We or our affiliates may receive from each of the Funds, or their affiliates, compensation including but not limited to expense payments. These payments are designed in part to compensate us for the expenses we may incur on behalf of the Funds. In addition to these payments, the Funds may compensate us for wholesaling activities or to participate in educational or marketing seminars sponsored by the Funds.
The amount, type, and manner in which the revenue from these sources is computed vary by Fund.
Conflicts of Interest These Payments May Create
When we determined the charges to impose under the policies, we took into account anticipated payments from the Funds. If we had not taken into account these anticipated payments, the charges under the policies would have been higher. Additionally, the amount of payment we receive from a Fund or its affiliate may create an incentive for us to include that Fund as an investment option and may influence our decision regarding which Funds to include in the Variable Account as Subaccount options for policy Owners. Funds that offer lower payments or no payments may also have corresponding expense structures that are lower, resulting in decreased overall fees and expenses to shareholders.
We offer Funds managed by our affiliates Columbia Management and Columbia Wanger Asset Management, LLC (Columbia Wanger). We have additional financial incentive to offer our affiliated Funds because additional assets held by them generally results in added revenue to us and our parent company, Ameriprise Financial, Inc. Additionally, employees of Ameriprise Financial, Inc. and its affiliates, including our employees, may be separately incented to include the affiliated Funds in the products, as employee compensation and business unit operating goals at all levels are tied to the success of the company. Currently, revenue received from our affiliated Funds comprises the greatest amount and percentage of revenue we derive from payments made by the Funds.
The Amount of Payments We Receive from the Funds
We or our affiliates receive revenue which ranges up to 0.65% of the average daily net assets invested in various Funds offered through this and other variable life insurance and annuity contracts we and our affiliates issue.
Why revenues are paid to us: In accordance with applicable laws, regulations and the terms of the agreements under which such revenue is paid, we or our affiliates may receive revenue from the Funds, including but not limited to expense payments and non-cash compensation, for various purposes:
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Training and educating sales representatives who sell the policies.
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Granting access to our employees whose job it is to promote sales of the policies by authorized selling firms and their sales representatives, and granting access to sales representatives of our affiliated selling firms.
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Activities or services we or our affiliates provide that assist in the promotion and distribution of the policies including promoting the Funds available under the policies to policy Owners, authorized selling firms and sales representatives.
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Providing sub-transfer agency and shareholder servicing to policy Owners.
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Promoting, including and/or retaining the Fund’s investment portfolios as underlying investment options in the policies.
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Furnishing personal services to policy Owners, including education of policy Owners regarding the Funds, answering routine inquiries regarding a Fund, maintaining accounts or providing such other services eligible for service fees as defined under the rules of the Financial Industry Regulatory Authority (FINRA).
•
Subaccounting services, transaction processing, recordkeeping and administration.
Sources of revenue received from affiliated Funds: The affiliated Funds are managed by Columbia Management or Columbia Wanger. The sources of revenue we receive from these affiliated Funds, or from the Funds’ affiliates, may include, but are not necessarily limited to, the following:
•
Assets of the Fund’s adviser, subadviser, transfer agent, distributor or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the Fund or on the actual cost of certain services we provide with respect to the Fund. We may receive this revenue either in the form of a cash payment or it may be allocated to us.
Sources of revenue received from unaffiliated Funds: The unaffiliated Funds are not managed by an affiliate of ours. The sources of revenue we receive from these unaffiliated Funds, or the Funds’ affiliates, may include, but are not necessarily limited to, the following:
•
Assets of the Fund’s adviser, subadviser, transfer agent, distributor or an affiliate of these. The revenue resulting from these sources may be based either on a percentage of average daily net assets of the Fund or on the actual cost of certain services we provide with respect to the Fund. We receive this revenue in the form of a cash payment.

RiverSource Variable Universal Life 6 Insurance — Prospectus 35

Relationship Between Funds and Subaccounts
Each Subaccount buys shares of the appropriate Fund at net asset value without a sales charge. Dividends and capital gain distributions from a Fund are reinvested at net asset value without a sales charge and held by the Subaccount as an asset. Each Subaccount redeems Fund shares without a charge (unless the Fund imposes a redemption fee) to the extent necessary to make death benefit or other payments under the policy.
Substitution of Investments
We may substitute the Funds in which the Subaccounts invest if:
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laws or regulations change;
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the existing Funds become unavailable; or
•
in our judgment, the Funds no longer are suitable (or are no longer the most suitable) for the Subaccounts.
If any of these situations occur, we have the right to substitute a Fund currently listed in this prospectus (existing Fund) for another Fund (new Fund). The new Fund may have higher fees and/or operating expenses than the existing Fund. Also, the new Fund may have investment objectives and policies and/or investment advisers which differ from the existing Fund.
We may also:
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add new Subaccounts;
•
combine any two or more Subaccounts;
•
transfer assets to and from the Subaccounts or the Variable Account; and
•
eliminate or close any Subaccounts.
We will notify you of any substitution or change.
In the event of any such substitution or change, we may amend the policy and take whatever action is necessary and appropriate without your consent or approval. We will obtain any required prior approval of the SEC or state insurance departments before making any substitution or change.
Voting Rights
As a policy Owner with investments in the Subaccounts, you may vote on important Fund matters.  We calculate votes separately for each Subaccount.  We will send notice of shareholders’ meetings, proxy materials and a statement of the number of votes to which you are entitled.
We are the legal owner of all Fund shares and therefore hold all voting rights.  However, to the extent required by law, we will vote the shares of each Fund according to instructions we receive from policy Owners.  We will vote shares for which we have not received instructions and shares that we or our affiliates own in our own names in the same proportion as the votes for which we received instructions.  As a result of this proportional voting, in cases when a small number of policy Owners vote, their votes will have a greater impact and may even control the outcome.
The General Account
The general account includes all assets owned by RiverSource Life Insurance Company (“we”, “us”, “our” and “RiverSource Life” refer to RiverSource Life Insurance Company), other than those in the Variable Account and our other separate accounts. Subject to applicable state law, we have sole discretion to decide how assets of the general account will be invested. The assets held in our general account support the guarantees under your policy, including the death benefit. These guarantees are subject to the claims-paying ability and financial strength of RiverSource Life Insurance Company. You should be aware that our general account is exposed to many of the same risks normally associated with a portfolio of fixed-income securities including interest rate, option, liquidity and credit risk. Unlike market and other risks that you bear directly, these risks are insurer-related risks that may indirectly affect your investment experience. You should also be aware that we issue other types of insurance policies and financial instruments and products as well, and these obligations are satisfied from the assets in our general account. Our general account is not segregated or insulated from the claims of our creditors. The financial statements contained in the SAI include a further discussion of the risks inherent within the investments of the general account. The Fixed Account and the Indexed Accounts are the options supported by our general account that we make available under the policy.
Because of exemptive and exclusionary provisions we have not registered interests in the Fixed Account or the Indexed Accounts as securities under the Securities Act of 1933 nor have any of these accounts been registered as investment companies under the Investment Company Act of 1940. Accordingly, neither the Fixed Account nor the Indexed Accounts nor any interests therein are subject to the provisions of these Acts. With respect to the Indexed Accounts, RiverSource

36 RiverSource Variable Universal Life 6 Insurance — Prospectus

Life represents that the Indexed Accounts offered under the policies are in substantial compliance with the conditions set forth in Section 989J(a)(1)-(3) of the Dodd-Frank Wall Street Reform and the Consumer Protection Act. The policy complies with all applicable state standard nonforfeiture compliance interest rate assumptions for life insurance.
These general account options have not been registered with the Securities and Exchange Commission (“SEC”). Disclosures regarding these options, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.
The Fixed Account
You can allocate Net Premiums to the Fixed Account, transfer Policy Value from the Subaccounts to the Fixed Account, or allocate the Segment maturity value of an Indexed Account to the Fixed Account. Amounts allocated to the Fixed Account become part of our general account. Also, if fees and charges under the policy are deducted from the Fixed Account, you could lose more than the premiums you’ve paid into the Fixed Account. For further discussion see “Order of Deductions from Policy Value.”
Placing Policy Value in the Fixed Account does not entitle you to share in the general account’s investment experience, nor does it expose you to the general account’s investment risk. Instead, we guarantee that the Policy Value you place in the Fixed Account will accrue interest at an effective annual rate of at least 1% (2% for policy applications signed prior to December 4, 2020), independent of the actual investment experience of the general account. Keep in mind that this guarantee is subject to the creditworthiness and continued claims-paying ability of RiverSource Life Insurance Company. We are not obligated to credit any interest in excess of the guaranteed rate of 1% (2% for policy applications signed prior to December 4, 2020), although we may do so at our sole discretion, or if required by state law. Interest rates credited in excess of the guaranteed rate generally will be based on various factors related to future investment earnings. We will not credit interest in excess of 1% (2% for policy applications signed prior to December 4, 2020) on any portion of Policy Value in the Fixed Account against which you have a policy loan outstanding.
Your statement will include the average interest rate currently earned on Policy Value in the Fixed Account as well as the interest rate that will be credited on any new money allocated to the Fixed Account. Interest is credited daily. For additional information on interest rates, contact your sales representative or RiverSource Life Insurance Company at the address or telephone number shown on the first page of this prospectus.
The Indexed Accounts
(Key terms used in this Indexed Accounts section are described below.)
You can allocate Net Premiums to the Indexed Accounts, transfer Policy Value from the Subaccounts or the Fixed Account to the Indexed Accounts or allocate the Segment maturity value of an Indexed Account to the Indexed Accounts. Amounts allocated to the Indexed Accounts become part of the general account. Placing Policy Value in the Indexed Accounts does not entitle you to share in the general account’s investment experience, nor does it expose you to the general account’s investment risk. Instead, the Policy Value that you place in the Indexed Accounts earns interest based on a change in the value of the S&P 500 Index. Therefore, the interest credited is independent of the actual investment experience of the general account. Keep in mind that this is subject to the creditworthiness and continued claims paying ability of RiverSource Life Insurance Company. The indexed interest rate credited over an Indexed Interest Period will always be greater than or equal to the Segment Floor which is 0% for the 1-Year Point-to-Point Indexed Account and 1% for the 2-Year Point-to-Point Indexed Account. This means that you may never receive indexed interest on amounts invested in the 1-Year Point-to-Point Indexed Account and you may receive only 1% for amounts invested in the 2-Year Point-to-Point Indexed Account. Also, if fees and charges under the policy are deducted from the Indexed Accounts, you could lose more than the premiums you’ve paid into the Indexed Account(s). For further discussion see “Order of Deductions from Policy Value.”
Indexed Interest Rates credited will be based on various factors including: 1) the return of the underlying index (currently the S&P 500 Index for both the 1-Year and 2-Year Point-to-Point Indexed Accounts); 2) the Segment Participation Rate (currently 100% for both the 1-year and 2-Year Point-to-Point Indexed Accounts); and 3) the cap and floor rates in effect at the start of each Segment. A Segment is the portion of an Indexed Account that is associated with a particular Segment Start Date. The Segment Participation Rate is the percentage of the Index Growth Rate that is used to calculate indexed interest. The cap rate is the maximum interest rate over an Indexed Interest Period (1-Year or 2-Year period). The cap rate will never be lower than 3% for the 1-Year Point-to-Point Indexed Account (considered a 3% “cap”), and 5% for the entire two years of the 2-Year Point-to-Point Indexed Account (considered a 5% “cap”).
When you apply for your policy you will receive an illustration showing the current Indexed Account cap rates in effect at that time. Subsequently, your statement will include the current cap rate in effect that will apply to new Indexed Account Segments. In addition, we will provide notification on your statement if a Segment cap rate has decreased since your last statement.

RiverSource Variable Universal Life 6 Insurance — Prospectus 37

An Indexed Account includes a corresponding Interim Account and one or more Segments. Any money allocated to an Indexed Account will first be deposited into the corresponding Interim Account. An Interim Account temporarily holds Net Premiums, loan repayments and other amounts you request to be allocated to an Indexed Account. An Interim Account earns interest at a fixed rate not less than the Fixed Account guaranteed interest rate shown in the Policy Data section of the policy.
On the 20th day of the calendar month, if the value of the Interim Account is $25 or greater, it will be transferred to a Segment of the corresponding Indexed Account. This will begin a new “Segment”, which is the portion of an Indexed Account created each time a transfer is made from the Interim Account to the Indexed Account. A Segment lasts for a 12- or 24-month term and is eligible for indexed interest at the Segment Maturity Date (the last day of the 12- or 24-month term). Once money is transferred to a Segment it cannot be transferred out of the Segment until the Segment Maturity Date, unless required to satisfy monthly deduction requirements or as required to make a loan or surrender. You may have Policy Value in multiple Segments at any given time.
Indexed interest is credited to the Segment at the end of the Segment Term and is equal to the average Segment Value multiplied by the Indexed Interest Rate. For a given Segment, the average Segment Value is the average of the values at the end of each Segment month over the Indexed Interest Period. A Segment month ends on the same day each month as the Segment Start Date. An Indexed Interest Period is the length of time a Segment in an Indexed Account is open. Currently, the Segment Term for an Indexed Account is equal to the Indexed Interest Period for that account.
Examples. The examples set forth below illustrate how indexed interest is calculated.
Assumptions
Segment Growth Cap:	7%
Segment Floor:	0%
Segment Participation Rate:	100%
Average Segment Value:	$5,000
Example 1 – Up-market:
This example shows the policy was credited with $350 for the Segment Term.
Starting S&P 500 Index value:	1,000
Ending S&P 500 Index value:	1,200
The Index Growth Rate is the ending S&P 500 Index value divided by the starting S&P 500 Index value minus 1:
(1200	–1)	=	20%
1000
The Indexed Interest Rate is equal to the lesser of a) the Index Growth Rate multiplied by the Segment Participation Rate or b) the Segment Growth Cap of 7%, but not less than the Segment Floor of 0%:
a)
20% (Index Growth Rate) x 100% (Segment Participation Rate) = 20%
b)
Segment Growth Cap of 7%
but not less than Segment Floor of 0%.
Therefore, in this example the Indexed Interest Rate is capped at 7%.
The indexed interest credited is the average Segment Value multiplied by the Indexed Interest Rate:
$5,000 x 7% = $350
Example 2 – Down-market:
This example shows the policy was credited with $0 for the Segment Term.
Starting S&P 500 Index value:	1,000
Ending S&P 500 Index value:	900
The Index Growth Rate is the ending S&P 500 Index value divided by the starting S&P 500 Index value minus 1:
(900	–1)	=	-10%
1000
The Indexed Interest Rate is equal to the lesser of a) the Index Growth Rate multiplied by the Segment Participation Rate or b) the Segment Growth Cap of 7%, but not less than the Segment Floor of 0%:
a)
-10% (Index Growth Rate) x 100% (Segment Participation Rate) = -10%

38 RiverSource Variable Universal Life 6 Insurance — Prospectus

b)
Segment Growth Cap of 7%
but not less than Segment Floor of 0%.
Therefore, in this example the Indexed Interest Rate is 0%.
The indexed interest credited is the average Segment Value multiplied by the Indexed Interest Rate:
$5,000 x 0% = $0
Example 3 – Semi up-market:
This example shows the policy was credited with $250 for the Segment Term.
Starting S&P 500 Index value:	1,000
Ending S&P 500 Index value:	1,050
The Index Growth Rate is the ending S&P 500 Index value divided by the starting S&P 500 Index value minus 1:
(1050	–1)	=	5%
1000
The Indexed Interest Rate is equal to the lesser of a) the Index Growth Rate multiplied by the Segment Participation Rate or b) the Segment Growth Cap of 7%, but not less than the Segment Floor of 0%:
a)
5% (Index Growth Rate) x 100% (Segment Participation Rate) = 5%
b)
Segment Growth Cap of 7%
but not less than floor of 0%.
Therefore, in this example the Indexed Interest Rate is 5%.
The indexed interest credited is the average Segment Value multiplied by the Indexed Interest Rate:
$5,000 x 5% = $250
Segment Maturity Value
The Segment Growth Cap, Segment Floor and Segment Participation Rate are declared at the beginning of each Segment. At Segment maturity, the amount reallocated to the Indexed Account(s) along with any money in the Interim Account is combined to start a new Segment, the Segment Growth Cap is set and the process of crediting interest for that new Segment starts over again. The Segment Growth Cap is the limit on the index growth used in calculating the indexed interest. The Segment Floor provides protection when the performance of the index is less than the Segment Floor. The Segment Participation Rate reflects how much of the Index Growth Rate will be utilized in calculating the indexed interest. The guaranteed minimum Segment Growth Cap, Segment Floor and Segment Participation Rate is shown in the policy under Policy Data. Subsequent Segment Growth Caps, Segment Floors and Segment Participation Rates that we set may differ, but will never be less than the guaranteed minimum rates. Please contact your sales representative to determine the current Segment Growth Cap, Segment Floor and Segment Participation Rate for the Indexed Accounts available under the policy. Each indexed account has a different risk and return profile and a different range of potential outcomes. Any allocation you select should take into account your financial objectives, time horizon and risk tolerance. You should discuss the indexed account parameters with your registered representative to ensure you understand how they may affect the indexed interest credited for each Indexed Account.
The indexed interest credited plus the Segment value at the end of the Segment result in the Segment maturity value. The Segment maturity value is reallocated to the Fixed Account, Subaccounts, and/or Indexed Accounts according to the Segment maturity reallocation percentages you have selected. The amount reallocated to the Indexed Accounts along with any money in the Interim Account is then combined to start a new Segment. Each available Indexed Account has its own Segment reallocation percentages that can be selected when you apply for the policy.  You may change the Segment reallocation percentages at any time by written request or any other requests acceptable to us.  Any change to the Segment reallocation percentages will be effective for all Segments of an Indexed Account maturing after the receipt of the request.  In absence of a selection of the Segment reallocation percentages, Segment maturity value will be allocated to the same Indexed Account.
On the Insured’s Attained Insurance Age 119 anniversary, Segment reallocation percentages will be set to allocate any Segment maturity value to the Fixed Account and may not be changed.
Once benefit payments begin for any rider paying benefits due to chronic or terminal illness, the Segment maturity reallocation percentages will be set to allocate all amounts to the Fixed Account. The Segment reallocation percentages cannot be changed while on claim. Upon expiry of the claim, we must receive written instructions from you in order to change the Segment reallocation percentages.

RiverSource Variable Universal Life 6 Insurance — Prospectus 39

The Indexed Account options available under the policy are shown in the Policy Data section of the policy. We reserve the right to add, remove or change one or more of the Indexed Account options. Also, we may substitute a comparable index if an index is discontinued, substantially changed or, at our sole discretion, we determine that an index should no longer be used. Any such substitution is subject to approval by the appropriate state insurance regulatory authorities. If an index is discontinued or substantially changed, we may mature Segments early. If we mature a Segment early, we will notify you. If we substitute a comparable index, the new index will only apply to new Segments. We will notify you, and any assignee of record, before a substitute index is used. If no such comparable index is approved, or it would not be prudent to substitute such an index, we reserve the right to stop offering an Indexed Account. In this case, the value of the discontinued Indexed Account will be transferred to the Fixed Account.
It is not possible to invest directly in an index. An Indexed Account is indirectly impacted by the market since it is not directly invested in any stock or equity investments. Any indexed interest credited will be affected by changes in the corresponding index(es).
Key Terms for the Indexed Accounts Section
1-Year Point-to-Point Indexed Account:  An Indexed Account option under the policy that credits interest based on the percentage change in value of one or more designated index(es) between two points in time over a one-year period (subject to a Segment Growth Cap, Segment Floor and Segment Participation Rate).
2-Year Point-to-Point Indexed Account:  An Indexed Account option under the policy that credits interest based on the percentage change in value of one or more designated index(es) between two points in time over a two-year period (subject to a Segment Growth Cap, Segment Floor and Segment Participation Rate).
Indexed Account: The portion of the Policy Value that earns interest based on a change in the value of one or more designated indexes.
Indexed Account Value: The sum of the values of the Segments of an Indexed Account plus the value of the Indexed Account’s corresponding Interim Account.
Index Growth Rate: The Index Growth Rate is calculated as (B divided by A) minus 1, where:
A = the final value of the index as of the day before the beginning of the Indexed Interest Period; and
B = the final value of the index as of the day before the end of the Indexed Interest Period.
The final value of an index used in calculating the Index Growth Rate is the value determined by that index's provider as the index's final value on a business day. A business day is a day on which the New York Stock Exchange is open for business. If we need to determine the final value on any day that is not a business day, we will use the final value for the next business day following that day. If no final value is determined for any index as of a business day, we will use the final value for the most recent preceding business day for which a final value was determined for that index.
The Index Growth Rate does not include gains in the index that come from dividends.
Indexed Interest Period: The length of time a Segment in an Indexed Account is open. Currently, the Segment Term for an Indexed Account is equal to the Indexed Interest Period for that account.
Indexed Interest Rate: The Indexed Interest Rate reflects any growth in the value of the index, subject to the Segment Growth Cap and Segment Floor. The Indexed Interest Rate is equal to the lesser of (a x b) – (d) or (c – d), but will never be less than (e), where:
(a) is the Index Growth Rate;
(b) is the Segment Participation Rate;
(c) is the Segment Growth Cap;
(d) is the Cumulative Guaranteed Indexed Interest Rate; and
(e) is the Segment Floor.
Interim Account: An Interim Account corresponds to an Indexed Account. The Interim Account temporarily holds Net Premiums, loan repayments and other amounts you request to be allocated or transferred to a segment of its corresponding Indexed Account.
Segment: A Segment is the portion of an Indexed Account that is associated with a particular Segment Start Date.
Segment Floor: The minimum total Interest Rate for a Segment over the Indexed Interest Period, including both the Segment guaranteed annual interest rate and the Indexed Interest Rate.
Segment Growth Cap: The maximum total interest rate for a Segment over the Indexed Interest Period, including both the Segment guaranteed annual interest rate and the Indexed Interest Rate.

40 RiverSource Variable Universal Life 6 Insurance — Prospectus

Segment Maturity Date: The last day of a Segment Term.
Segment Participation Rate: The percentage of the Index Growth Rate that is used to calculate indexed interest.
Segment Start Date: The date on which amounts are transferred or reallocated to a Segment of an Indexed Account. Segment months, Segment years and Segment Terms are all measured from this date.
Segment Term: The length of time a Segment is open. Each Segment begins on its Segment Start Date and ends on its Segment Maturity Date, which is determined by the Segment Term. The Segment Term for each Indexed Account is shown in the policy under Policy Data. Currently, the Segment Term for an Indexed Account is equal to the Indexed Interest Period for that account.
Purchasing Your Policy
Application
Your sales representative will help you complete an application and send it to our Service Center. We are required by law to obtain personal information from you which we will use to verify your identity. If you do not provide this information, we reserve the right to refuse to issue your policy or take other steps we deem reasonable. When you apply, you:
•
select a Specified Amount of insurance;
•
select a death benefit option;
•
designate a Beneficiary; and
•
state how premiums are to be allocated among the Fixed Account, the Indexed Accounts and the Subaccounts.
Insurability: Before issuing your policy, we require satisfactory evidence of the insurability of the person whose life you propose to insure (yourself or someone else). Our underwriting department will review your application and any medical information or other data required to determine whether the proposed individual is insurable under our underwriting rules. We may decline your application if we determine the individual is not insurable and we will return any premium you have paid.
Age limit: We generally will not issue a policy where the proposed Insured is over the Insurance Age of 85. We may, however, do so at our sole discretion.
Risk Classification: The Risk Classification is based on the Insured’s health, occupation or other relevant underwriting standards. This classification will affect the monthly deduction and may affect the cost of certain optional insurance benefits. (See “Loads, Fees and Charges.”)
When insurance coverage is in effect: Insurance coverage is in effect when we issue the policy, you have paid any premium necessary to keep the policy in force, the policy has been delivered to you and you have accepted the policy.  Conditional insurance coverage will be in effect prior to delivery of the policy only if certain conditions have been met, as stated in the application form.
Other conditions: In addition to proving insurability of the Insured, you and the Insured must meet certain conditions stated in the application form before coverage will become effective and your policy will be delivered to you. The only way the policy may be modified is by a written agreement signed by our President, or one of our Vice Presidents, Secretaries or Assistant Secretaries.
Incontestability: We will have two years from the effective date of your policy or from reinstatement of your policy (see “Keeping the Policy in Force — Reinstatement”) to contest the truth of statements or representations in your application. After the policy has been in force during the Insured’s lifetime for two years (varies by state) from the Policy Date, we cannot contest the truth of statements or representations in your application.
Choice of Tax Test
When you apply for your policy, you need to select one of two life insurance qualification tests which will be used to determine whether your policy continues to qualify as life insurance, as outlined under Section 7702 of the Internal Revenue Code of 1986, as amended (Code).
The two tests are:
(1) the guideline premium test (GPT), or
(2) the cash value accumulation test (CVAT).
The test you choose cannot be changed after your policy is issued. If you do not choose a life insurance qualification test when you apply for your policy, the GPT will be applied to your policy. For policies with large amounts of planned premium, we may limit the choice to the GPT.

RiverSource Variable Universal Life 6 Insurance — Prospectus 41

As mentioned in the Proceeds Payable Upon Death section, regardless of which death benefit option is in effect on the policy, there is always a minimum death benefit amount equal to a percentage of the Policy Value. These percentages, and thus the minimum death benefit amount, are defined under Section 7702 of the Code and differ based on the test selected. In general, the percentages under the CVAT are higher than the percentages under the GPT. A policy’s specific percentages are shown in the Death Benefit Percentage table under Policy Data.
In addition to defining a minimum death benefit amount, the Code also defines a limit to the amount of premium that can be paid under the GPT.
Considerations when choosing the life insurance qualification test for your policy:
Due to no premium limitations in the CVAT under the Code, the CVAT typically allows more flexibility in the amount and timing of premium that can be paid. Please note, under both tests, any premium paid which increases the Net Amount at Risk may be subject to underwriting and require an increase in the Specified Amount prior to us accepting the premium.
For the same premium, the GPT may result in a higher death benefit in early years due to the premium limitations for a given Specified Amount, while the CVAT may result in a higher death benefit long-term due to higher death benefit percentages. Monthly cost of insurance charges that are based on the Net Amount at Risk may be greater on policies using the test that has the higher death benefit at any given time.
Potential Distributions of Policy Value under the CVAT
Under the CVAT, if the death benefit less the Policy Value, ever exceeds three times the distribution threshold as defined below, we reserve the right to make a distribution from Policy Value. The distribution would be the amount needed to make the death benefit, less the Policy Value, equal to three times the distribution threshold.
The distribution threshold is equal to:
(a) + (b)
Where:
(a) is the initial Specified Amount; and
(b) is the amount of any increase in Specified Amount other than that resulting solely from a change in the death benefit option.
Right to Examine Your Policy (“Free Look”)
Upon cancellation, you will receive a full refund of all premiums paid, including any policy fees or other charges, less Indebtedness. You may mail or deliver the policy to our Service Center or to your sales representative with a written request for cancellation by the 10th day after you receive it (20th day in North Dakota). On the date your request is postmarked or received, the policy will immediately be considered void from the start.
Under our current administrative practice, your request to cancel the policy under the “Free Look” provision will be honored if received at our Service Center within 30 days from the latest of the following dates:
•
The date we mail the policy from our Service Center.
•
The Policy Date (only if the policy is issued in force).
•
The date your sales representative delivers the policy to you as evidenced by our policy delivery receipt, which you must sign and date.
We reserve the right to change or discontinue this administrative practice at any time.
Premiums
Payment of premiums: An initial premium equal to the monthly premium required to keep the Minimum Initial Premium Guarantee in effect is required to be paid on or before the Policy Date and must be received by us before the policy can become effective. No insurance will take effect until this amount is paid. Additionally, in applying for your policy you decide how much you intend to pay and how often you will make future payments.  During the first several policy years until the Policy Value is sufficient to cover the Surrender Charge, we require that you pay the Minimum Initial Premium in effect in order to keep the policy in force. The Scheduled Premium serves only as an indication of your intent as to the frequency and amount of future premium payments. You may skip Scheduled Premium payments at any time if your Cash Surrender Value is sufficient to pay the monthly deduction or if you have paid sufficient premiums to keep the NLG in effect.
To determine the amount of Scheduled Premium, you may consider a number of factors including, but not limited to:
•
the Specified Amount;
•
the Insured’s sex (unless unisex rates are required by law);

42 RiverSource Variable Universal Life 6 Insurance — Prospectus

•
the Insured’s issue age;
•
the Insured’s Risk Classification;
•
premium frequency; and
•
the death benefit option.
You may schedule payments annually, semiannually, quarterly or monthly. (We must approve payment at any other interval.) The Scheduled Premium you have chosen is shown under Policy Data in the policy. You may also pay premiums by bank authorization on a monthly or quarterly basis under our current company practice. We reserve the right to change this practice.
The Scheduled Premium serves only as an indication of your intent as to the frequency and amount of future premium payments. You may skip Scheduled Premium payments at any time if your Cash Surrender Value is sufficient to pay the monthly deduction or if you have paid sufficient premiums to keep the NLG in effect.
You may also change the amount and frequency of Scheduled Premium payments by written request. We reserve the right to limit the amount of such changes. Any change in the premium amount is subject to applicable tax laws and regulations.
Although you have flexibility in paying premiums, the amount and frequency of your payments will affect the Policy Value,Cash Surrender Value and length of time your policy will remain in force, as well as affect whether the NLG remains in effect.
Premium limitations: You may make unscheduled premium payments at any time and in any amount of at least $25. We reserve the right to limit the number and amount of unscheduled premium payments. No premium payments, scheduled or unscheduled, are allowed on or after the Insured's Attained Insurance Age 120.
Allocation of premiums: Until the Policy Date, we hold premiums, if any, in the Fixed Accountand we credit interest on any Net Premiums at the current Fixed Account rate. As of the Policy Date, we will allocate the Net Premiums plus accrued interest to the accounts you have selected in your application. At that time, we will begin to assess the monthly deduction and other charges.
When we receive Notice of Claim for any rider paying benefits due to chronic or terminal illness, the premium allocation percentages will be set to allocate all amounts to the Fixed Account. The premium allocation percentages cannot be changed while on claim. Upon expiry of the claim, you may change the premium allocation percentages by sending a written request to our Service Center.
On the Insured’s Attained Insurance Age120 anniversary, the premium allocation percentages will be set to allocate all premium and loan repayments to the Fixed Account, and may not be changed.
Additional premiums: We credit additional premiums you make to your accounts on the Valuation Date we receive them. If we receive an additional premium at our Service Center before the Close of Business, we will credit any portion of that premium allocated to the Subaccounts using the Accumulation Unit value we calculate on the Valuation Date we received the premium. If we receive an additional premium at our Service Center at or after the Close of Business, we will credit any portion of that premium allocated to the Subaccounts using the Accumulation Unit value we calculate on the next Valuation Date after we received the premium.
Policy Value
The value of your policy is the sum of values in the Fixed Account, Indexed Account(s) and each Subaccount of the Variable Account. We value your accounts as follows:
Fixed Account
We value the amounts you allocate to the Fixed Account directly in dollars. The Fixed Account Value equals:
•
the sum of your Net Premiums, transfer amounts (including loan transfers), and any applicable policy value credit allocated to the Fixed Account; plus
•
interest credited; minus
•
the sum of amounts surrendered (including any applicable Surrender Charges) and amounts transferred out of the Fixed Account (including loan transfers); minus
•
any portion of the monthly deduction for the coming month that is allocated to the Fixed Account.

RiverSource Variable Universal Life 6 Insurance — Prospectus 43

Indexed Accounts
Amounts allocated to an Indexed Account will be held either in an Interim Account or the Indexed Account’s Segments. We value the amounts you allocate to an Indexed Account directly in dollars. An Indexed Account’s Value equals:
•
the sum of your Net Premiums, Segment maturity reallocations, and any applicable policy value credit allocated to the Indexed Account; plus
•
indexed interest credited; minus
•
the sum of amounts surrendered (including any applicable Surrender Charges) and amounts transferred out (due to loans taken and interest charged on Indebtedness), Segment maturity reallocations allocated to the Fixed Account, any Subaccounts, or another Indexed Account; minus
•
any portion of the monthly deduction for the coming month that is allocated to the Indexed Account.
Subaccounts
We convert amounts you allocate to the Subaccounts into Accumulation Units. Each time you allocate a Net Premium, transfer amounts into one of the Subaccounts from the Fixed Account or another Subaccount, or transfer amounts from the Indexed Accounts at Segment maturity, we credit a certain number of Accumulation Units to your policy for that Subaccount. Conversely, each time you take a partial surrender, transfer amounts out of a Subaccount, or we assess a charge, we subtract a certain number of Accumulation Units from your Policy Value.
Accumulation Units are the true measure of investment value in each Subaccount. They are related to, but not the same as, the net asset value of the Fund in which the Subaccount invests. The dollar value of each Accumulation Unit can rise or fall daily depending on the Variable Account expenses, performance of the Fund and on certain Fund expenses. Here is how we calculate Accumulation Unit values:
Number of units: To calculate the number of Accumulation Units for a particular Subaccount, we divide your investment by the current Accumulation Unit value.
Accumulation Unit value: The current Accumulation Unit value for each Subaccount equals the last value times the Subaccount’s current net investment factor.
We determine the net investment factor by:
•
adding the Fund’s current net asset value per share, plus the per share amount of any dividend or capital gain distributions, to obtain a current adjusted net asset value per share; then
•
dividing that sum by the previous adjusted net asset value per share.
Factors that affect Subaccount Accumulation Units: Accumulation Units may change in two ways — in number and in value. Here are the factors that influence those changes:
The number of Accumulation Units you own may fluctuate due to:
•
additional Net Premiums allocated to the Subaccounts;
•
any applicable policy value credit allocated to the Subaccounts;
•
transfers into or out of the Subaccounts;
•
amounts transferred from Indexed Accounts at Segment maturity;
•
partial surrenders and partial surrender fees;
•
Surrender Charges; and
•
monthly deductions.
Accumulation Unit values will fluctuate due to:
•
changes in underlying Fund net asset value;
•
Fund dividends distributed to the Subaccounts;
•
Fund capital gains or losses; and
•
Fund operating expenses.
Order of Deductions from Policy Value
Any deductions from Policy Value will be taken from the Fixed Account, minus any Indebtedness and any value that is part of an SDCA arrangement, and the Subaccounts according to the allocation percentages in effect until exhausted.
When the Fixed Account (minus any Indebtedness and any value that is part of an SDCA arrangement) and the Subaccounts have been exhausted, the remaining amount will be taken from the value of the Fixed Account that is part of an SDCA arrangement. When the value of the Fixed Account that is part of an SDCA arrangement has been exhausted, the remaining amount will be taken from the Indexed Accounts in the following order:

44 RiverSource Variable Universal Life 6 Insurance — Prospectus

•
the Interim Accounts, proportionally, based on the Interim Account values until exhausted; then
•
the Segments of the Indexed Accounts starting with the most recently opened Segment(s); then
•
the next most recently opened Segment(s), and will continue in this manner until the amount required to satisfy the deduction has been met.
For multiple Indexed Account Segments with the same start date, any deductions will be taken proportionally out of those Segments based on the values in those Segments.
Such deductions include monthly deductions, partial surrenders, partial surrender fees, loans, loan interest and any other adjustments to Policy Value as a result of exercising a policy provision or rider.
Keeping the Policy in Force
Minimum Initial Premium Guarantee
To allow you to purchase the policy for the lowest premium possible, you may choose to pay only the Minimum Initial Premium during the Minimum Initial Premium Period as long as the Policy Value minus Indebtedness equals or exceeds the monthly deduction. If, on a Monthly Date, you have not paid enough premiums to keep the Minimum Initial Premium Guarantee in effect, the MIPG will terminate. Your policy will also enter the grace period if the Cash Surrender Value is less than the amount needed to pay the monthly deduction and the Minimum Initial Premium Guarantee is not in effect. The policy will not enter the grace period during the Minimum Initial Premium Period as shown in your policy under Policy Data, if:
•
on a Monthly Date, the Policy Value minus Indebtedness equals or exceeds the monthly deduction for the policy month following such Monthly Date; and
•
the sum of all premiums paid, minus any partial surrenders, and minus any Indebtedness, equals or exceeds the Minimum Initial Premium, as shown in your policy under Policy Data, times the number of months since the Policy Date, including the current month.
The Minimum Initial Premium Guarantee Period is ten years.
No Lapse Guarantees
No-Lapse Guarantees are a feature of the policy guaranteeing the policy will remain in force even if the Cash Surrender Value is insufficient to pay the monthly deduction. Each policy has the following NLG options:
No-Lapse Guarantee: This option guarantees the policy will not Lapse before the Insured’s Attained Insurance Age 75 (or 10 years, if later).
The NLG will remain in effect as long as:
•
the sum of premiums paid; minus
•
Partial Surrenders; minus
•
outstanding Indebtedness; equals or exceeds
•
the NLG Premiums due since the Policy Date.
The NLG Premium is shown in the policy.
Grace Period
If on a Monthly Date the Cash Surrender Value of your policy is less than the amount needed to pay the next monthly deduction and neither the NLG nor the Minimum Initial Premium Guarantee is in effect, you will have 61 days to pay the required premium amount. If you do not pay the required premium, the policy will Lapse.
Approximately 15 days after the grace period begins, we will mail a notice to your last known address, requesting a payment sufficient to cover any past due premiums, any premiums falling due during the grace period, and the next scheduled monthly deduction. If we receive this premium before the end of the 61-day grace period, we will use the payment to cover all monthly deductions and any other charges then due. We will add any remaining balance to the Policy Value and allocate it in the same manner as other premium payments.  If the Insured dies during the grace period, we will deduct any overdue monthly deductions from the death benefit.
If you have an AdvanceSource rider(1) on your policy and the AdvanceSource rider terminates at the end of the grace period while the Accelerated Benefit Insured is a Chronically Ill Individual, the rider may be reinstated provided that you submit a written request within five months after the date of termination and provided that certain other conditions are
(1)
The riders have a different name in some jurisdictions. (See Appendix B.)

RiverSource Variable Universal Life 6 Insurance — Prospectus 45

met. Those conditions are listed in the rider. The reinstated rider will not provide Monthly Benefit Payments during the period of Lapse to the date of reinstatement. The effective date of the reinstated rider will be the beginning of the policy month that coincides with or next follows the date we approve the Accelerated Benefit Insured’s request.
Reinstatement
Your policy may be reinstated within three years after it Lapses, unless you surrendered it for cash. To reinstate, we will require:
•
a written request;
•
evidence satisfactory to us that the Insured remains insurable;
•
payment of the premium we specify; and
•
payment or reinstatement of any Indebtedness.
The effective date of a reinstated policy will be the Monthly Date on or next following the day we accept your application for reinstatement. The suicide period (see “Proceeds Payable Upon Death”) will apply from the effective date of reinstatement.Surrender Charges will return to what they would have been if the policy had not Lapsed.
We will have two years from the effective date of reinstatement to contest the truth of statements or representations in the reinstatement application.
Proceeds Payable Upon Death
If the Insured dies while the policy is in force, we will pay a benefit to the Beneficiary of the policy when the Insured dies. The amount payable is the death benefit amount minus any Indebtedness as of the Death Benefit Valuation Date.
Option 1 (level amount): Under the Option 1 death benefit, if death is prior to or on the Insured’s Attained Insurance Age 120, the death benefit amount is the greater of the following as determined on the Death Benefit Valuation Date:
•
the Specified Amount; or
•
a percentage of the Policy Value. The percentage is designed to ensure that the policy meets the provisions of federal tax law, which require a minimum death benefit in relation to Policy Value for your policy to qualify as life insurance.
Option 2 (variable amount): Under the Option 2 death benefit, if death is prior to or on the Insured’s Attained Insurance Age 120, the death benefit amount is the greater of the following as determined on the Death Benefit Valuation Date:
•
the Policy Value plus the Specified Amount; or
•
a percentage of Policy Value. The percentage is designed to ensure that the policy meets the provisions of federal tax law, which require a minimum death benefit in relation to Policy Value for your policy to qualify as life insurance.
Option 3 (return of premium, subject to a limit): Under the Option 3 death benefit, if death is prior to or on the Insured’s Attained Insurance Age 120, the death benefit amount is the greater of the following as determined on the Death Benefit Valuation Date:
1.
the lesser of:
•
the Specified Amount plus premiums paid, less partial surrenders and any partial surrender fees; or
•
the Death Benefit Option 3 Limit shown under Policy Data; or
2.
a percentage of the Policy Value. The percentage is designed to ensure the policy meets the provisions of federal tax law, which require a minimum death benefit in relation to the Policy Value for your policy to qualify as life insurance.
Example	Option 1	Option 2	Option 3
Specified Amount	$100,000	$100,000	$100,000
Policy Value	$5,000	$5,000	$5,000
Premiums paid	$4,000	$4,000	$4,000
Death benefit	$100,000	$105,000	$104,000
Policy Value increases to	$8,000	$8,000	$8,000
Death benefit	$100,000	$108,000	$104,000
Policy Value decreases to	$3,000	$3,000	$3,000
Death benefit	$100,000	$103,000	$104,000
If you want to have premium payments reflected in the form of an increasing death benefit, subject to a limit, you should consider Option 3. If you want your death benefit to include the policy Specified Amount and Policy Value, you should consider Option 2. If you are satisfied with the Specified Amount of insurance protection and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the Policy Value, you should

46 RiverSource Variable Universal Life 6 Insurance — Prospectus

consider Option 1. Under Option 1, the cost of insurance is lower because our Net Amount at Risk is generally lower; for this reason, the monthly deduction is less and a larger portion of your premiums and investment returns is retained in the Policy Value.
Under all death benefit options, if death is on or after the Insured’s Attained Insurance Age 120Policy Anniversary, the death benefit amount will be the greater of:
•
the death benefit on the Insured's Attained Insurance Age 120 Policy Anniversary, minus any partial surrenders and partial surrender fees occurring after the Insured's Attained Insurance Age 120 Policy Anniversary; or
•
the Policy Value on the date of death.
If you have the AdvanceSource Rider(1) on your policy: The Proceeds payable upon death of the Insured on or after the Insured’s Attained Insurance Age 120 anniversary is reduced by each AdvanceSource Rider benefit paid.
Change in Death Benefit Option
Prior to the Insured’s Attained Insurance Age 120 anniversary, you may make a written request to change the death benefit option once per policy year. A change in the death benefit option also will change the Specified Amount. You do not need to provide additional evidence of insurability.
If you change from Option 1 to Option 2: The Specified Amount will decrease by an amount equal to the Policy Value on the effective date of the change. You cannot change from Option 1 to Option 2 if the resulting Specified Amount would fall below the minimum amount shown in the policy.
If you change from Option 2 to Option 1: The Specified Amount will increase by an amount equal to the Policy Value on the effective date of the change.
If you change from Option 3 to Option 1: The Specified Amount will be the Option 3 death benefit on the effective date of the change.
You may not change from Option 1 or Option 2 to Option 3, or from Option 3 to Option 2.
An increase or decrease in Specified Amount resulting from a change in the death benefit option will affect the following:
•
Monthly deduction because the cost of insurance charges depends upon the Specified Amount.
•
Minimum Initial Premium.
•
No-Lapse Guarantee.
•
Charges for the optional Waiver of Monthly Deduction rider and Waiver of Premium rider will increase if the death benefit option change results in an increase in the rider Specified Amount.
The Surrender Charge will not be affected.
We reserve the right to decline to make any death benefit option change that we determine would cause the policy to fail to qualify as life insurance under applicable tax laws.
If you have the AdvanceSource Accelerated Benefit Rider(1) for Chronic Illness on your policy: Neither Option 2 nor Option 3 is available.
If you have the AdvanceSource Accelerated Benefit Rider(1) for Long-Term Care on your policy: Option 3 is not available.
Changes in Specified Amount
Subject to certain limitations, you may make a written request to increase or decrease the Specified Amount.
Increases: If you increase the Specified Amount, we may require additional evidence of insurability that is satisfactory to us.
The effective date of the increase will be the monthly anniversary on or next following our approval of the increase. The increase may not be less than $10,000 and we will not permit an increase after the Insured’s Attained Insurance Age 85. We will have two years from the effective date of an increase in Specified Amount to contest the truth of statements or representations in the application for the increase in Specified Amount.
An increase in the Specified Amount will have the following effect on policy costs:
•
Your monthly deduction will increase because the cost of insurance charge depends upon the Specified Amount.
•
Charges for the optional Waiver of Monthly Deduction rider will increase.
(1)
The riders have a different name in some jurisdictions. (See Appendix B.)

RiverSource Variable Universal Life 6 Insurance — Prospectus 47

•
The Minimum Initial Premium and the NLG premiums will increase.
•
Charges for certain optional insurance benefits may increase.
•
The administrative charge will increase.
•
The Surrender Charge will increase. A new schedule of Surrender Charges will apply to the amount of any increase in the Specified Amount.
At the time of the increase in Specified Amount, the Cash Surrender Value of your policy must be sufficient to pay the monthly deduction on the next Monthly Date. The increased Surrender Charge will reduce the Cash Surrender Value. If the remaining Cash Surrender Value is not sufficient to cover the monthly deduction, we will require you to pay additional premiums within the 61-day grace period. If you do not, the policy will Lapse unless the NLG or the Minimum Initial Premium guarantee is in effect.
Decreases: After the first policy year, you may decrease the Specified Amount,(2),(3) subject to all the following limitations:
•
Only one decrease per policy year is allowed.
•
We reserve the right to limit any decrease to the extent necessary to qualify the policy as life insurance under the Code.
•
After the decrease, the Specified Amount may not be less than the minimum amount shown in the policy. The minimum amounts shown in the policy are:
•
In policy years 2-5, the Specified Amount remaining after the decrease may not be less than 75% of the initial Specified Amount.
•
In policy years 6-10, the Specified Amount remaining after the decrease may not be less than 50% of the initial Specified Amount.
•
In policy years 11-15, the Specified Amount remaining after the decrease may not be less than 25% of the initial Specified Amount.
•
In policy years 16+, the Specified Amount remaining after the decrease must be at least $1,000.
The effective date of any decrease in Specified Amount is the Monthly Date on or next following the date we receive your request.
No Surrender Charge is imposed when you request a decrease in the Specified Amount.
Each increase in Specified Amount is treated as a new policy for purposes of applying the limitations on decreases. Thus, the first policy year for an increase is measured from the effective date of the increase.
Example
This example assumes an initial Specified Amount of $100,000. In policy year 6, you increase the initial Specified Amount by $100,000. The current Specified Amount after this increase is $200,000. In policy year 10 (and 4 policy years after the effective date of the increase), you request a $125,000 decrease in the current Specified Amount. The maximum decrease permitted under these assumptions is limited to $75,000, and the Specified Amount after this decrease is $125,000, computed as follows:
Maximum reduction in initial Specified Amount in policy year 10:	$100,000 X .50 =	$50,000
Maximum reduction in increase in Specified Amount during the fourth policy year of increase:	$100,000 X .25 =	+25,000
Maximum permitted reduction in current Specified Amount:		$75,000
Current Specified Amount before reduction:		$200,000
Minus maximum permitted reduction in current Specified Amount:		–75,000
Minimum Specified Amount after reduction		$125,000
(2) If you have the AdvanceSource - CI rider on your policy and request a decrease in the policy Specified Amount, including decreases due to partial surrenders, you may impact the AdvanceSource - CI rider Specified Amount and the remaining amount to be accelerated. After a decrease in the policy Specified Amount, if the remaining amount to be accelerated divided by the new policy Specified Amount is greater than the maximum rider Specified Amount percent shown in the “Policy Data” section of the policy, the rider Specified Amount and the remaining amount to be accelerated will be decreased. Any resulting decrease could cause a change in the maximum monthly benefit.
(3) If you have the AdvanceSource - LTC rider on your policy and request a decrease in the policy Specified Amount, you may impact the AdvanceSource - LTC rider Specified Amount and the remaining amount to be accelerated. Partial surrenders will impact the AdvanceSource - LTC rider Specified Amount and the remaining amount to be accelerated. After a decrease in the policy Specified Amount, if the remaining amount to be accelerated divided by the new policy Specified Amount is greater than the maximum rider Specified Amount percent shown in the “Policy Data” section of the policy, then the rider Specified Amount and the remaining amount to be accelerated will be decreased. Any resulting decrease could cause a change in the maximum monthly benefit.

48 RiverSource Variable Universal Life 6 Insurance — Prospectus

A decrease in Specified Amount will affect your costs as follows:
•
Your monthly deduction will decrease because the cost of insurance charge depends upon the Specified Amount.
•
The monthly deduction for the WMD will decrease.
•
If there is a decrease in the policy Specified Amount that results in the ASR Specified Amount to be greater than the new policy Specified Amount, the ASR Specified Amount will be Automatically decreased to equal the policy Specified Amount.
•
If there is a requested decrease in the policy Specified Amount, the AIBR would terminate.
•
The Minimum Initial Premium and the NLG premiums will decrease.
•
The administrative charge will not change.
•
The Surrender Charge will not change.
We will deduct decreases in the Specified Amount from the current Specified Amount in this order:
•
First from the initial Specified Amount when the policy was issued, and
•
Then from the increases successively following the initial Specified Amount.
This procedure may affect the cost of insurance if we have applied different Risk Classifications to the current Specified Amount. We will eliminate the Risk Classification applicable to the most recent increase in the Specified Amount first, then the Risk Classification applicable to the next most recent increase, and so on.
If you have the AdvanceSource Rider on your policy and request a decrease in the policy Specified Amount, including decreases due to partial surrenders, you may impact the AdvanceSource Rider Specified Amount and the remaining amount to be accelerated. After a decrease in the policy Specified Amount, if the remaining amount to be accelerated divided by the new policy Specified Amount is greater than the maximum rider Specified Amount percent shown in the “Policy Data” section of the policy, then the rider Specified Amount and the remaining amount to be accelerated will be decreased. Any resulting decrease could cause a change in the maximum monthly benefit. AdvanceSource Rider has a different name in some jurisdictions. (See Appendix C.)
Misstatement of Age or Sex
If the Insured’s age or sex has been misstated, the Proceeds payable upon death will be:
•
the Policy Value on the date of death; plus
•
the amount of insurance that would have been purchased by the cost of insurance deducted for the policy month during which death occurred, if that cost had been calculated using rates for the correct age and sex; minus
•
the amount of any outstanding Indebtedness on the date of death.
Suicide
In the event of suicide by the Insured, whether sane or insane, within two years, or any shorter period as may be required by applicable law, from the Policy Date is not covered by the policy. If suicide occurs, the only amount payable to the Beneficiary will be the premiums paid, minus any Indebtedness and partial surrenders.
In Missouri, we must prove that the Insured intended to commit suicide at the time he or she applied for coverage. If the Insured commits suicide while sane or insane within two years, or any shorter period as may be required by applicable law, from the effective date of an increase in Specified Amount, the amount payable for the additional Specified Amount will be limited to the monthly deductions for the additional Specified Amount.
Beneficiary
Initially, the Beneficiary will be the person you designate in your application for the policy. You may change the Beneficiary by giving us written notice, subject to requirements and restrictions stated in the policy. If you do not designate a Beneficiary, or if the designated Beneficiary dies before the Insured, the Beneficiary will be you, if living. If you are not living, the Beneficiary will be your estate.

RiverSource Variable Universal Life 6 Insurance — Prospectus 49

Other Benefits Available Under the Contract
In addition to the standard death benefit(s) associated with your contract, other standard and/or optional benefits may also be available to you. The following table summarizes information about those benefits. Information about the fees associated with each benefit included in the table may be found in the Fee Table.
Name of Benefit	Purpose	Is the Benefit Standard or Optional	Brief Description of Restrictions / Limitations
Accelerated Benefit Rider for Terminal Illness (ABR-TI)	The ABR-TI allows the Owner to withdraw part of the death benefit if the Insured becomes terminally ill.	Optional
•Death benefit can only be accelerated
if the Insured is diagnosed as
terminally ill as defined in the rider.
• The accelerated benefit creates a lien
against the policy’s death benefit and
interest will be added to the lien as it
accrues.
• At the Insured’s death, the policy’s
Beneficiary would receive only the
death benefit remaining after the lien
has been deducted.

Accidental Death Benefit (ADB)	The ADB rider provides for an additional death benefit if the Insured’s death is caused by accidental injury prior to the Attained Insurance Age70Policy Anniversary.	Optional
•ADB is available for Insureds Issue
Ages 5-65.
• ADB will only pay the additional
accidental death benefit if the
Insured's death is caused by
accidental injury prior to the Insured's
Attained Insurance Age70Policy
Anniversary.
• Death must occur within 90 days of
the accidental injury to be considered
for the accidental death benefit.

Automatic Increase Benefit Rider (AIBR)
The AIBR provides for an increase in the
Specified Amount on each Policy
Anniversary without evidence of
insurability. The amount of the increase
will be based on a percentage of the
Specified Amount in effect at the time of
the increase. The percent is chosen by
you at the time of application.
Optional
•AIBR is only available at issue.
• AIBR is available to Insureds Issue
Ages 0–60.
• AIBR cannot be added to policies with
an Insured that has a substandard
Risk Classification.
• The automatic increase percent
cannot be changed once the policy
has been issued.
• The lifetime maximum amount of all
automatic increases combined is
$750,000.
• The AIBR will terminate at the earlier
of:
• The Insurance Attained Insurance Age
65Policy Anniversary, or
• The date the lifetime maximum of
$750,000 is reached, or
• The date the policy owner rejects an
automatic increase, or
• The date the policy owner requests a
decrease in the Specified Amount,
(Partial Surrenders and death benefit
option changes that result in a
decrease in Specified Amount do not
cause the rider to terminate), or
• When the policy owner requests to
have the rider removed, or
• The date the policy terminates for any
reason.

50 RiverSource Variable Universal Life 6 Insurance — Prospectus

Name of Benefit	Purpose	Is the Benefit Standard or Optional	Brief Description of Restrictions / Limitations
Children’s Insurance Rider (CIR)	The CIR provides level term coverage on each eligible child.	Optional
•CIR is available for Insureds Issue
Ages 16-60.
• CIR provides insurance on the
Insured's children ages 15 days to
19 years at issue and any children
born after issue and prior to the
Insured's Attained Insurance Age65
Policy Anniversary.
• Coverage on a child will expire on the
earlier of the child's 22nd birthday or
the Insured's Attained Insurance Age
65Policy Anniversary.

Overloan Protection Benefit (OPB)	Protects the policy from Lapsing as a result of the loan balance exceeding the Policy Value when certain conditions are met.	Optional
•OPB can only be exercised if the
death benefit option 1 is in effect.
• The policy must be in force for at
least 15 years before the OPB can be
exercised.
• The policy may not be in the grace
period to exercise the OPB.

Waiver of Monthly Deduction (WMD)	Under WMD, we will waive the monthly deduction if the Insured becomes totally disabled for a period of 180 consecutive days when certain requirements are met.	Optional
•WMD is available for Insureds Issue
Ages 20-55.
• Insured must be totally disabled for
180 days or longer prior to the
Insured's Attained Insurance Age65
Policy Anniversary to claim benefits.
• Monthly deductions will be waived for
a limited period of time if total
disability begins on or after the
Insured's Attained Insurance Age60
Policy Anniversary but before the
Insured's Attained Insurance Age65
Policy Anniversary.
• During a period of total disability, the
Specified Amount of the policy cannot
be increased, the death benefit
option cannot be changed and
increases in benefits under the policy
or any riders attached to it will not be
allowed.
• If the rider and policy are inforce and
the rider is not on claim on the
Insured's Attained Insurance Age65
Policy Anniversary, the rider will
automatically terminate.

RiverSource Variable Universal Life 6 Insurance — Prospectus 51

Name of Benefit	Purpose	Is the Benefit Standard or Optional	Brief Description of Restrictions / Limitations
Waiver of Premium (WP)
The WP rider provides that if the Insured
becomes totally disabled and total
disability continues for a period of 180
consecutive days,RiverSource Life will
add to the Policy Value the specified
premium as shown on the Policy Data
page, or waive the monthly deduction for
the policy, whichever is higher.
Optional
•WP is available for Insureds Issue
Ages 20-55.
• Insured must be totally disabled for
180 days or longer prior to the
Insured's Attained Insurance Age65
Policy Anniversary to claim benefits.
• Benefits will be applied for a limited
period of time if total disability begins
on or after the Insured's Attained
Insurance Age60Policy Anniversary
but before the Insured's Attained
Insurance Age65Policy Anniversary.
• During a period of total disability, the
Specified Amount of the policy cannot
be increased, the death benefit
option cannot be changed and
increases in benefits under the policy
or any riders attached to it will not be
allowed.
• If the rider and policy are inforce and
the rider is not on claim on the
Insured's Attained Insurance Age65
Policy Anniversary, the rider will
automatically terminate.

Accounting Value Increase Rider (AVIR)	If the policy is fully surrendered while the rider is in force and prior to the expiration date of the rider, we will waive a portion of the Surrender Charge.	Optional
•AVIR is only available at issue.
• This rider is only available in limited
situations, determined at time of
underwriting.
• Surrender Charges will not be waived
if the policy is being surrendered in
exchange for a new insurance policy
or contract.

52 RiverSource Variable Universal Life 6 Insurance — Prospectus

Name of Benefit	Purpose	Is the Benefit Standard or Optional	Brief Description of Restrictions / Limitations
AdvanceSource Accelerated Benefit Rider for Chronic Illness (ASR-CI)	ASR-CI provides a rider payment to the Insured, as an acceleration of the policy’s death benefit, if the Insured becomes a Chronically Ill Individual who receives Qualified Long-term Care Services.	Optional
•ASR is only available at issue.
• ASR is available for Insureds Issue
Ages 0-79.
• The ASR Specified Amount must be
between 20% and 100% of the policy
Specified Amount.
• The minimum ASR Specified Amount
is $50,000.
• The minimum Specified Amount of the
policy with an ASR is $100,000.
• ASR can be issued to Insureds rated
substandard up to and including Table
D.
• ASR is only available on policies that
are death benefit option 1.
• Benefits under the rider will only be
paid if the Insured is classified as
Chronically Ill, as defined in the rider,
for at least 90 days.
• Benefits will not be provided under
this rider during the first six months
for qualified long-term care services
received by the Insured due to a
pre-existing condition.
• The rider does not cover services
provided by a facility or an agency
that does not meet the rider definition
of such facility or agency.
• Certain policy transactions are not
allowed while the Insured is on ASR
claim. This includes transfers from
the Fixed Account to the Subaccounts
or indexed accounts, partial
surrenders, and additional loans.
• The ASR does not include inflation
projection coverage.

RiverSource Variable Universal Life 6 Insurance — Prospectus 53

Name of Benefit	Purpose	Is the Benefit Standard or Optional	Brief Description of Restrictions / Limitations
AdvanceSource Accelerated Benefit Rider for Long-Term Care (ASR-LTC)	ASR-LTC provides a rider payment to you, as an acceleration of the policy’s death benefit, if the Insured becomes a Chronically Ill Individual who receives Qualified Long-term Care Services.
•ASR is only available at issue.
• ASR is available for Insureds Issue
Ages 0-79.
• The ASR Specified Amount must be
between 20% and 100% of the policy
Specified Amount.
• The minimum ASR Specified Amount
is $50,000.
• The minimum Specified Amount of the
policy with an ASR is $100,000.
• ASR can be issued to Insureds rated
substandard up to and including Table
D.
• ASR is only available on policies that
are death benefit option 1 or death
benefit option 2.
• Benefits under the rider will only be
paid if the Insured is classified as
Chronically Ill, as defined in the rider,
for at least 90 days.
• Benefits will not be provided under
this rider during the first six months
for qualified long-term care services
received by the Insured due to a
pre-existing condition.
• The rider does not cover services
provided by a facility or an agency
that does not meet the rider definition
of such facility or agency.
• Certain policy transactions are not
allowed while the Insured is on ASR
claim. This includes transfers from
the Fixed Account to the Subaccounts
or indexed accounts, partial
surrenders, and additional loans.
• The ASR does not include inflation
projection coverage.

54 RiverSource Variable Universal Life 6 Insurance — Prospectus

Name of Benefit	Purpose	Is the Benefit Standard or Optional	Brief Description of Restrictions / Limitations
Automated Transfers
Automated transfer arrangements allow
you to set up periodic transfers at a set
interval (i.e. monthly, quarterly, etc.)
from one investment option to one or
more investment option(s) under the
policy.
Standard
•Only one automated transfer
arrangement can be in effect at any
time.
• Only one account can be used as the
source of funds in the automatic
transfer arrangement.
• The Indexed Accounts may not be
used as the source of funds for any
automated transfer arrangement.
• If the Fixed Account is the source of
funds, you cannot set up an
automated transfer amount that
would deplete the Fixed Account in
less than 12 months.
• If the value of the source of funds
account is less than the requested
automated transfer amount, that
occurrence of the automated transfer
will not process.
• The minimum automatic transfer
amount is $50.
• You must allow seven days for us to
change any automated transfer
arrangement instructions that are
currently in place.
• If you made a transfer from the Fixed
Account to one or more Subaccounts,
you may not make a transfer from
those Subaccounts back to the Fixed
Account until the next Policy
Anniversary.

RiverSource Variable Universal Life 6 Insurance — Prospectus 55

Name of Benefit	Purpose	Is the Benefit Standard or Optional	Brief Description of Restrictions / Limitations
Automated Dollar-Cost Averaging (DCA)
A DCA arrangement is an automated
transfer arrangement designed to help
you benefit from fluctuations in
Accumulation Unit values caused by
fluctuations in the market values of the
underlying Funds. Under a DCA
arrangement, since you invest the same
amount each period, you automatically
acquire more units when market values
fall, fewer units when it rises. The
potential effect is to lower your average
cost per unit. There is no charge for
DCA.
Standard
•Only one automated transfer
arrangement can be in effect at any
time.
• Only one account can be used as the
source of funds in the automatic
transfer arrangement.
• If the Fixed Account is the source of
funds, you cannot set up an
automated transfer amount that
would deplete the Fixed Account in
less than 12 months.
• If the value of the source of funds
account is less than the requested
automated transfer amount, that
occurrence of the automated transfer
will not process.
• The minimum automatic transfer
amount is $50.
• You must allow seven days for us to
change any automated transfer
arrangement instructions that are
currently in place.
• If you made a transfer from the Fixed
Account to one or more Subaccounts,
you may not make a transfer from
those Subaccounts back to the Fixed
Account until the next Policy
Anniversary.

Special Dollar-Cost Averaging (SDCA)
An SDCA arrangement is an automated
transfer arrangement designed to help
you benefit from fluctuations in
Accumulation Unit values caused by
fluctuations in the market values of the
underlying Funds. Under an SDCA
arrangement, net Premiums and/or
Policy Value is allocated to the SDCA
portion of the Fixed Account. These
amounts are then subsequently
transferred, on a monthly basis and over
a 12-month period, to accounts
according to the premium allocation
currently in effect at the time of each
transfer. The potential effect of this
option is that it may allow you to lower
your average cost per unit. There is no
charge for SDCA.
Standard
•The Fixed Account is the source of
funds.
• The minimum SDCA transfer amount
is $50.
• If an SDCA transfer amount is
allocated to one or more
Subaccounts, you may not make a
transfer from those Subaccounts
back to the Fixed Account until the
next Policy Anniversary.

Asset Rebalancing
The asset rebalancing feature
automatically transfers Policy Value
between Subaccounts at set intervals
(i.e. monthly, quarterly, etc.) to
correspond to your chosen allocation
percentages among Subaccounts.
Standard
•The Policy Value reallocated must be
at least $2,000 at the time the asset
rebalancing is set up.
• Asset rebalancing does not apply to
Policy Value in the Fixed Account.
• Asset rebalancing must occur
quarterly, semiannually or annually.
• You must allow 30 days for us to
change any asset rebalancing
instructions that currently are in
place.

56 RiverSource Variable Universal Life 6 Insurance — Prospectus

Additional Information About Optional Benefits
When you purchase your policy, you may add any available optional benefits to your policy in the form of riders for an additional charge (unless otherwise noted).
Accelerated Benefit Rider for Terminal Illness (ABRTI). If the Insured is terminally ill and death is expected to occur within six months (in AZ, AR, CT, DC, DE, MT, ND and SD) or within twelve months (in all other states), the rider provides that you can withdraw a portion of the death benefit prior to death.
Example:
John Doe purchases a policy with a $400,000 specified amount and the Accelerated Benefit Rider for Terminal Illness (ABR-TI). John receives a terminal illness diagnosis as defined in the policy. He elects to receive an advance of the death benefit under the ABR-TI. At that time, there are no outstanding loans on the policy and the specified amount is $400,000. He elects to receive the maximum lump sum amount available to be accelerated which is 50% x $400,000 = $200,000. A one time administrative charge equal to $500 will be paid to us using an additional accelerated benefit and increasing the total accelerated benefit. The total accelerated benefit will create a lien against the policy that will be charged interest as described in the policy. The interest charged will be paid by additional accelerated benefits and will be added to the total accelerated benefit. The policy's proceeds payable to the beneficiary at the time of John's death will be the base policy death benefit less the total accelerated death benefit.
Accidental Death Benefit Rider (ADB). ADB provides an additional death benefit if the Insured’s death is caused by accidental injury.
Example:
John Doe purchases a base policy with a $400,000 Specified Amount and includes an Accidental Death Benefit (ADB) rider with an accidental death benefit equal to $100,000. Prior to John's Attained Insurance Age 70 Policy Anniversary, he dies within 180 days of an accidental injury and his death was a direct result of the accidental injury. The total Proceeds payable to the beneficiary will be $500,000 which is equal to the base policy Proceeds of $400,000 plus the accidental death benefit of $100,000.
Automatic Increase Benefit Rider (AIBR). AIBR provides an increase in the Specified Amount at a designated percentage on each Policy Anniversary until the earliest of the Insured’s Attained Insurance Age 65 or the occurrence of certain other events, as described in the rider.
Example:
John Doe purchases a base policy with a $400,000 specified amount and the Automatic Increase Benefit Rider (AIBR) of 5%. On the first policy anniversary, the specified amount will increase to $420,000 which is the original specified amount of $400,000 times 1.05. A similar increase will automatically occur on each policy anniversary and no evidence of insurability will be required. The maximum amount of each annual increase is $25,000 and the lifetime maximum of all annual increases combined is $750,000. Automatic increases will occur until the earlier of John's Attained Insurance Age 65 Policy Anniversary or the lifetime maximum increase is reached.
Children’s Insurance Rider (CIR): CIR provides level term coverage on each eligible child.
Example:
Jane Doe purchases a base policy and the Children's Insurance Rider with a rider benefit amount equal to $8,000. John Doe is the insured of the base policy and Jane is the owner. All of John's children, as defined in the policy, are Insured under this rider. If a child of John's dies prior to the child's 22nd birthday and John's Attained Insurance Age 65 Policy Anniversary, the $8,000 rider benefit will be paid to Jane.
Overloan Protection Benefit (OPB). The overloan protection benefit prevents the policy from Lapsing due to the loan balance exceeding Policy Value. The OPB is included with new policies. The feature may be exercised by the policy Owner when all of the following conditions are met:
•
The policy has been in force for at least 15 years; and
•
The Insured’s Attained Insurance Age is at least 75 but not greater than 95; and
•
Policy Indebtedness must be greater than the Specified Amount and greater than or equal to the Indebtedness percentage shown under Policy Data; and
•
The Cash Surrender Value is sufficient to pay the exercise charge; and
•
The death benefit option in effect is option 1; and
•
The policy has not yet entered the grace period; and
•
The policy is not a modified endowment contract, as defined by Section 7702A of the Internal Revenue Code, and exercising the benefit does not cause the policy to become a modified endowment contract; and

RiverSource Variable Universal Life 6 Insurance — Prospectus 57

•
No current or future distributions will be required from the policy to maintain its qualification for treatment as a life insurance policy under the Internal Revenue Code; and
•
The sum of Partial Surrenders taken to date are greater than or equal to the amount that can be withdrawn from the policy without creating adverse tax consequences.
If all of the above conditions have been met, the policy owner may submit a written request to exercise the benefit to prevent the policy from entering the grace period. The benefit will become effective on the next monthly anniversary following receipt of request. Exercising the benefit is irrevocable.
A onetime charge to exercise the benefit will be deducted from Policy Value. The charge is a percentage of the Policy Value that will not exceed the maximum exercise charge of 3%.
Once the OPB has been exercised, the following changes to the base policy will occur:
1.
The policy becomes a paid-up life insurance policy and no additional premium payments will be required, nor will any premium payments be accepted; however, loan repayments will be accepted.
2.
Monthly deductions will no longer be taken.
3.
Partial Surrenders will no longer be available.
4.
Additional loans will no longer be available.
5.
Any outstanding loan will remain and interest will be charged at the current loan interest rate as shown under Policy Data.
6.
The NLG will no longer be in effect and cannot be reinstated.
7.
The death benefit option cannot be changed.
8.
Changes to the Specified Amount will no longer be allowed.
9.
Any riders attached to the policy will terminate.
Once the benefit has been exercised, the death benefit will be the applicable percentage from the Death Benefit Percentage Table as shown under Policy Data, multiplied by Policy Value or Indebtedness, whichever is greater. At the time of the exercise, this means the Death Benefit will decrease by as much as the one-time OPB exercise charge, which is currently 3%, multiplied by applicable percentage from the Death Benefit Percentage Table as shown under Policy Data. This may result in a significant reduction in the Proceeds payable upon death of the Insured. The OPB will terminate upon termination of the policy. If the policy terminates and is later reinstated, the OPB will also be reinstated with the policy. When the OPB is available to exercise, a notification will be sent to the policy owner. Once the benefit is exercised, a notification listing the changes to the policy will be sent to the policy owner.
Example:
John Doe purchases a base policy with a $1,500,000 Specified Amount, death benefit option 1, and the Overloan Protection Benefit (OPB). At the beginning of the 16th policy year:
•
John is Attained Insurance Age 80.
•
Premiums paid to date equal $700,000.
•
Partial Surrenders and Partial Surrender Charges amounting to $700,000 have been taken.
•
The current Specified Amount is $800,000 (the initial Specified Amount minus the Partial Surrenders and Partial Surrender Charges to date).
•
The Policy Value is $850,000.
•
There is outstanding Indebtedness equal to $820,000.
•
The death benefit is $892,500 which is the greater of the Specified Amount and the Policy Value times 1.05 which is the applicable percentage for the Death Benefit Percentage Table.
•
The Proceeds payable upon death of the Insured at this point in time would be $72,500 which is the death benefit of $892,500 minus the outstanding Indebtedness of $820,000.
At this point, John decides to exercise his OPB to prevent the policy from lapsing. The exercise of the OPB will result in the following:
•
No more premium payments are required, nor will premium payments be accepted.
•
The policy will be assessed a one-time OPB exercise charge of $25,500 resulting in an updated Policy Value of $824,500.
•
Outstanding Indebtedness remains at $820,000.
•
Loan repayments will still be accepted.
•
The new death benefit immediately after the exercise will be $865,725 which is the greater of the updated Policy Value or outstanding Indebtedness times 1.05.

58 RiverSource Variable Universal Life 6 Insurance — Prospectus

•
The Proceeds payable upon death of the Insured would now be $45,725 which is the new death benefit of $865,725 minus the outstanding Indebtedness of $820,000.
Waiver of Monthly Deduction Rider (WMD). Under WMD, we will waive the monthly deduction for a period of time if the Insured becomes totally disabled.
In addition:
•
If total disability begins on or after Attained Insurance Age 60 Policy Anniversary but before Attained Insurance Age 65 Policy Anniversary, the monthly deduction will be waived for a limited period of time; and
•
WMD also includes a waiver for involuntary unemployment benefit where monthly deductions may be waived up to 12 months. WMD for involuntary unemployment is not available in Florida or Montana.
Example:
John Doe purchases a base policy and the Waiver of Monthly Deduction rider. At Attained Insurance Age 55, John becomes totally disabled (as defined in the policy) and meets the requirements of the rider to qualify for waiver of the monthly deductions under the rider. We will waive the monthly deduction of the policy, this rider and all other riders attached to the policy. For any month that the monthly deduction is being waived, any Minimum Initial Premium and No-Lapse Guarantee Premium for that month will be zero. Since the disability began prior to John's Attained Insurance Age 60 Policy Anniversary, we will waive monthly deductions until either John is no longer considered totally disabled or John's Attained Insurance Age 120 Policy Anniversary.
Waiver of Premium Rider (WP). Under WP, if total disability begins before Attained Insurance Age 60 Policy Anniversary, prior to Attained Insurance Age 65 Policy Anniversary we will add the specified premium shown under Policy Data in the policy to the Policy Value or waive the monthly deduction if higher. On or after Attained Insurance Age 65 Policy Anniversary, we will waive the monthly deduction.
In addition, WP also includes a waiver for involuntary unemployment benefit where monthly deductions may be waived up to 12 months. WP for involuntary unemployment is not available in Florida or Montana.
Example:
•
John Doe purchases a base policy and the Waiver of Premium rider with a $150 per month specified premium. At age 55, John becomes totally disabled (as defined in the policy) and meets the requirements of the rider to qualify for benefits under the rider. As long as John remains totally disabled, prior to John's Attained Insurance Age 65 Policy Anniversary, we will add the greater of the WP specified premium or the monthly deduction to the Policy Value each month. After John's Attained Insurance 65 Policy Anniversary, we will add the monthly deduction to the Policy Value each month. Since the disability began prior to John's Attained Insurance Age 60 Policy Anniversary, we will continue to pay the rider benefit until either John is no longer considered totally disabled or John's Attained Insurance Age 120 Policy Anniversary.
Accounting Value Increase Rider (AVIR). If the policy is fully surrendered while the rider is in force and prior to the expiration date of the rider, we will waive a portion of the Surrender Charge. The percentage waived is set at issue and applies to all AVIRs. The percentage waived is shown in the table below.
Policy Years(s)	% of Surrender Charge Waived
1 - 4	100%
5	80%
6	65%
7	50%
8	35%
9+	0%
Please note the following about AVIR:
•
The amount waived is a percentage of the Surrender Charge that would apply to the initial Specified Amount.
•
The waiver does not apply to any Surrender Charge due to increases in Specified Amount, or to partial surrenders.
•
Surrender Charges will not be waived if the policy is being surrendered in exchange for a new insurance policy or contract.
Example:

RiverSource Variable Universal Life 6 Insurance — Prospectus 59

John Doe purchases a base policy with a $400,000 Specified Amount and the Accounting Value Increase Rider (AVIR). John decides to do a Full Surrender in the sixth policy year when the Policy Value is $60,000 and the Surrender Charge is $7,000. Due to the AVIR, instead of paying the Surrender Charge of $7,000, we will waive 65%, or $4,550, resulting in an actual Surrender Charge of $2,450. Therefore, the final Proceeds payable upon Surrender would be $57,550 which is the $60,000 Policy Value minus the actual Surrender Charge of $2,450.
AdvanceSource Accelerated Benefit Riders
Key terms used in the AdvanceSource Accelerated Benefit Rider sections are describe below.
AdvanceSource Accelerated Benefit Rider for Chronic Illness (ASR-CI). ASR-CI provides a rider payment to the Accelerated Benefit Insured, as an acceleration of the policy’s death benefit, if the Accelerated Benefit Insured becomes a Chronically Ill Individual who receives Qualified Long-term Care Services.
Please note the following about the ASR-CI:
•
This rider is only available for policies purchased under the Option 1 death benefit.
•
This rider has a different name in some jurisdictions. (See Appendix B.)
•
Rider availability varies by jurisdiction. (See Appendix C.)
•
At the request of you or the Accelerated Benefit Insured the accelerated benefit under this rider will be paid each month, limited by the maximum monthly benefit to the Accelerated Benefit Insured or to any individual authorized to act on behalf of the Accelerated Benefit Insured.
•
These payments are subject to certain limitations and satisfaction of eligibility requirements which include the following: 1) A current written eligibility certification from a Licensed Health Care Practitioner that certifies the Accelerated Benefit Insured is a Chronically Ill Individual; and 2) Proof that the Accelerated Benefit Insured received or is receiving Qualified Long-term Care Services pursuant to a Plan of Care; and 3) Proof that the Elimination Period has been satisfied; and 4) Written Notice of Claim and Proof of Loss, as described in the “Claim Provisions” section of the policy, in a form satisfactory to us.
•
We will begin Monthly Benefit Payments under this rider when the Eligibility for the Payment of Benefits Conditions are met and a claim for benefits has been approved by us. The ASR-CI does not include inflation protection coverage and therefore the benefit level will not increase over time. Because the costs of long-term care services will likely increase over time, you should consider whether and how the benefits of the ASR-CI may be adjusted.
•
Monthly Benefit Payments paid will also change other values of the life insurance policy as provided in the rider such as Policy Value less Indebtedness,Surrender Charges and monthly No-Lapse Guarantee premiums.
Example:
•
John Doe purchases a base policy with a $300,000 Specified Amount and the AdvanceSource Rider with a rider Specified Amount of $150,000 and a 3% Monthly Benefit Percent. John qualifies and starts to receive Qualified Long-Term Care Services. Once the elimination period is complete, we will pay the monthly benefit equal to the lesser of:
•
Rider Specified Amount x Monthly Benefit Percent ($150,000 x 3% = $4,500);
•
remaining amount to be accelerated; or
•
the maximum monthly benefit Limit.
When benefit payments begin, all policy value in Subaccounts will be transferred to the Fixed Account, future premium payments will be allocated to the Fixed Account and no transfers to the Subaccounts can be made during a period of coverage.
Immediately after a monthly benefit payment under the rider, the base policy specified amount will be reduced by the amount of the rider benefit amount. Other values of the policy will also be adjusted after each payment as described in the rider form.
The Rider's remaining amount to be accelerated will decrease after each monthly payment is made.
Under the ASR-CI the monthly benefit payment will be made to the Insured.
AdvanceSource Accelerated Benefit Rider for Long-Term Care (ASR-LTC). ASR-LTC provides a rider payment to you, as an acceleration of the policy’s death benefit, if the Accelerated Benefit Insured becomes a Chronically Ill Individual who receives Qualified Long-term Care Services.
Please note the following about the ASR-LTC:
•
This rider is only available for policies purchased under the Option 1 or Option 2 death benefits.
•
Rider availability varies by jurisdiction. (See Appendix B.)
•
At the request of you or the Accelerated Benefit Insured the accelerated benefit under this rider will be paid each month, limited by the maximum monthly benefit to you or to any individual authorized to act on your behalf.

60 RiverSource Variable Universal Life 6 Insurance — Prospectus

•
These payments are subject to certain limitations and satisfaction of eligibility requirements which include the following: 1) A current written eligibility certification from a Licensed Health Care Practitioner that certifies the Accelerated Benefit Insured is a Chronically Ill Individual; and 2) Proof that the Accelerated Benefit Insured received or is receiving Qualified Long-term Care Services pursuant to a Plan of Care; and 3) Proof that the Elimination Period has been satisfied; and 4) Written Notice of Claim and Proof of Loss, as described in the “Claim Provisions” section of the rider, in a form satisfactory to us.
•
We will begin Monthly Benefit Payments under this rider when the Eligibility for the Payment of Benefits Conditions are met and a claim for benefits has been approved by us. The ASR-LTC does not include inflation protection coverage and therefore the benefit level will not increase over time. Because the costs of long-term care services will likely increase over time, you should consider whether and how the benefits of the ASR-LTC may be adjusted.
•
Monthly Benefit Payments paid will also change other values of the life insurance policy as provided in the rider such as Policy Value less Indebtedness,Surrender Charges and monthly No-Lapse Guarantee premiums.
Example:
•
John Doe purchases a base policy with a $300,000 Specified Amount and the AdvanceSource Rider with a rider Specified Amount of $150,000 and a 3% Monthly Benefit Percent. John qualifies and starts to receive Qualified Long-Term Care Services. Once the elimination period is complete, we will pay the monthly benefit equal to the lesser of:
•
Rider Specified Amount x Monthly Benefit Percent ($150,000 x 3% = $4,500);
•
remaining amount to be accelerated; or
•
the maximum monthly benefit Limit.
When benefit payments begin, all policy value in Subaccounts will be transferred to the Fixed Account, future premium payments will be allocated to the Fixed Account and no transfers to the Subaccounts can be made during a period of coverage.
Immediately after a monthly benefit payment under the rider, the base policy specified amount will be reduced by the amount of the rider benefit amount. Other values of the policy will also be adjusted after each payment as described in the rider form.
The Rider's remaining amount to be accelerated will decrease after each monthly payment is made.
Under the ASR-LTC the monthly benefit payment will be made to the Insured.
Key terms for the AdvanceSource Accelerated Benefit Riders:
The following key terms are associated with the AdvanceSource Accelerated Benefit Riders:
Accelerated Benefit Insured: This person is the Insured of the policy to which an AdvanceSource rider(1) is attached.
Adult Day Care: A program that provides a protective environment and preventive, remedial and restorative services for part of the 24-hour day.
Adult Day Care Center: A place that is licensed to provide Adult Day Care by the state. If not licensed, it must meet certain criteria listed in an AdvanceSource rider.(1)
AdvanceSource Rider Specified Amount: The maximum death benefit amount that may be accelerated under an AdvanceSource rider.(1) This amount is chosen in your application for the rider and is shown in the “policy data” section of the policy.
Assisted Living Facility: A facility that provides ongoing care and related services to inpatients in one location. In some states, if the facility is not licensed or accredited to provide such care, it must meet certain criteria listed in an AdvanceSource rider.(1)
Chronically Ill Individual: An individual who has been certified by a Licensed Health Care Practitioner as being unable to perform (without substantial assistance from another person) at least two activities of daily living for a period of at least 90 days due to a loss of functional capacity; or requiring Substantial Supervision to protect such individual from threats to health and safety due to Cognitive Impairment.
Cognitive Impairment: A deficiency in a person’s short-term memory; orientation as to person, place, and time; deductive or abstract reasoning; or judgment as it relates to safety awareness.
Eligibility for the Payment of Benefits Conditions: Eligibility requirements for claim payments include the following: 1) A current written eligibility certification from a Licensed Health Care Practitioner that certifies the Accelerated Benefit Insured is a Chronically Ill Individual; and 2) Proof that the Accelerated Benefit Insured received or is receiving Qualified Long-term Care Services pursuant to a Plan of Care; and 3) Proof that the Elimination Period has been satisfied; and 4) Written Notice of Claim and Proof of Loss, as described in the “Claim Provisions” section of the rider.

RiverSource Variable Universal Life 6 Insurance — Prospectus 61

Elimination Period: The number of days of Qualified Long-term Care Services that are required while an AdvanceSource(1) rider is in force before any benefit is available under this rider. The Elimination Period is shown in the “policy data” section of the policy. The dates of service need not be continuous; however, the Elimination Period must be satisfied within a period of 730 consecutive days. The Elimination Period must be satisfied only once while the rider is in force. Benefits will not be retroactively paid for the Elimination Period. The Elimination Period may vary by state. Please see your rider for further details.
Home Health Care: Personal assistance and care provided by a Home Health Care Provider in a private home or by an Adult Day Care Center.
Home Health Care Provider: An agency or person who provides Home Health Care.
Hospital: A place which, by law, provides care and treatment for sick or injured persons as resident bed patients.
Licensed Health Care Practitioner: A physician, a registered nurse, a licensed social worker, or any other individual who meets the requirements as may be prescribed by the U.S. Secretary of the Treasury.
Long-term Care Facility: A facility, other than the acute care unit of a Hospital, that provides skilled nursing care, intermediate care, or custodial care, and is licensed by the appropriate state licensing agency or if not licensed maintains a registered nurse or licensed practical nurse on duty at all times to supervise a 24-hour nursing service, a doctor to supervise the operation of the facility, a planned program of policies and procedures that were developed with the advice of a professional group including at least one doctor or nurse, and a doctor available to furnish emergency medical care. Please note that some states have different requirements regarding what types of facilities may be considered long term care facilities. Please see your AdvanceSource rider(1) for further details.
Monthly Benefit Payment: The amount paid for a calendar month of Qualified Long-term Care Services.
Monthly Benefit Percent: The percentage of the specified amount used to determine the maximum Monthly Benefit Payment under the AdvanceSource Rider. The percentage (1%, 2% or 3%) is elected at issue and shown in the “policy data” section of the policy.
Notice of Claim: The written notice required to be submitted in order to start a claim.
Proof of Loss: A signed form with a written statement and additional documentation needed by us in order to pay benefits under an AdvanceSource rider(1) to the Accelerated Benefit Insured.
Qualified Long-term Care Services: Necessary diagnostic, preventive, therapeutic, curing, treating, mitigating and rehabilitative services, and maintenance or personal care services, which are:
1. required for treatment of a Chronically Ill Individual; and
2. provided pursuant to a Plan of Care prescribed by a Licensed Health Care Practitioner; and
3. provided in a Long-term Care Facility, an Assisted Living Facility, an Adult Day Care Center, or by a Home Health Care Provider.
Substantial Supervision: Continual supervision (which may include cuing by verbal prompting, gestures, or other demonstrations) by another person that is necessary to protect the severely cognitively impaired individual from threats to his or her health or safety (such as may result from wandering).
Additional Information About Standard Benefits (Other than Standard Death Benefits)
In addition to the standard death benefits, other standard benefits are included with your policy at no additional cost, as described further below.
Automated Transfers: You can arrange to have Policy Value transferred from one account to another automatically. Only one automated transfer arrangement can be in effect at any time. You can transfer all or part of the value of a Subaccount to one or more of the other Subaccounts, one or more of the Indexed Accounts and/or to the Fixed Account. You can transfer all or part of the Fixed Account Value, minus Indebtedness, to one or more of the Subaccounts and/or one or more of the Indexed Accounts. Only one account can be used as the source of funds for any automated transfer arrangement. The Indexed Accounts may not be used as the source of funds for any automated transfer arrangement. If the Fixed Account is the source of funds for the arrangement, you cannot set up an automated transfer amount that would deplete the Fixed Account in less than 12 months. There is no such restriction on automated transfer arrangements that transfer value from the Fixed Account to one or more of the Indexed Accounts only.
The minimum automated transfer amount is $50. On the date of a transfer, if the Policy Value in the source of funds account is less than the amount to be transferred under the arrangement, the transfer will not be processed.
(1)
The riders have a different name in some jurisdictions. (See Appendix B.)

62 RiverSource Variable Universal Life 6 Insurance — Prospectus

If your policy has entered a transfer restriction period that will last for 12 months, during this period transfers from the Fixed Account or the Subaccounts to any Indexed Account will not be allowed. Any automated transfer arrangement that moves money to an Indexed Account will be terminated. Premiums and loan repayments allocated to an Indexed Account during this period will be redirected to the Fixed Account.
If you made a transfer from the Fixed Account to one or more Subaccounts, you may not make a transfer from those Subaccounts back to the Fixed Account until the next Policy Anniversary.
You may make automated transfers by choosing a schedule we provide. You must allow seven days for us to change any automated transfer arrangement instructions that are currently in place.
The example below illustrates how an automated transfer arrangement works.
John Doe purchases a base policy. He makes a one-time premium payment at issue of $120,000 and allocates it all to the Fixed Account. He sets up an automated transfer arrangement to transfer $10,000 a month from the Fixed Account equally into two Subaccounts over a 12-month period. The following shows the transaction that will automatically take place each of the next 12 months.
Policy Value Transferring Into or Out of Each Account
Frequency	Fixed Account	Subaccount #1	Subaccount #2
Monthly	-10,000	+5,000	+5,000
Dollar-Cost Averaging: Dollar-cost averaging involves investing a fixed amount at regular intervals. For example, you might have a set amount transferred monthly from a relatively conservative Subaccount to a more aggressive one, or to several others. This systematic approach can help you benefit from fluctuations in Accumulation Unit values caused by fluctuations in the market values of the underlying Fund. Since you invest the same amount each period, you automatically acquire more units when the market value falls, fewer units when it rises. The potential effect is to lower your average cost per unit. There is no charge for dollar-cost averaging.
Example:
By investing an equal number of dollars each month…		Month	Amount Invested	Accumulation Unit Value	Number of Units Purchased
		Jan	$100	$20	5.00
		Feb	100	18	5.56
you automatically buy more units when the per unit market price is low…		Mar	100	17	5.88
	→	Apr	100	15	6.67
		May	100	16	6.25
		June	100	18	5.56
		July	100	17	5.88
and fewer units when the per unit market price is high.		Aug	100	19	5.26
	→	Sept	100	21	4.76
		Oct	100	20	5.00
You have paid an average price of only $17.91 per unit over the ten months, while the average market price actually was $18.10.
Dollar-cost averaging does not guarantee that any Subaccount will gain in value, nor will it protect against a decline in value if market prices fall. Because this strategy involves continuous investing, your success with dollar-cost averaging will depend upon your willingness to continue to invest regularly through periods of low price levels.
Special Dollar-Cost Averaging (SDCA): Under an SDCA arrangement, you may allocate SDCA allocations to the SDCA portion of the Fixed Account. SDCA allocations will be transferred out over a period of time, currently 12 months. SDCA transfers will automatically occur monthly on each Monthly Date anytime there is value in the SDCA portion of the Fixed Account. SDCA transfers will be allocated to Subaccounts, Indexed Accounts or the non-SDCA portion of the Fixed Account according to the premium allocation in effect at the time of each transfer.
You may cancel an SDCA arrangement at any time by transferring the remaining value allocated to the SDCA arrangement to any other account. Any Fixed Account transfer rules will apply to such transfers. We reserve the right to discontinue the ability to allocate additional amounts to the SDCA arrangement. If this occurs, SDCA transfers will

RiverSource Variable Universal Life 6 Insurance — Prospectus 63

continue as described for any previous SDCA allocations that are already part of an SDCA arrangement. We also reserve the right to make another account available as the account to which SDCA allocations are allocated to and/or offer additional transfer periods (e.g. 6-months or 9-months).
An SDCA arrangement does not guarantee that any Subaccount or other Policy Value will gain in value, nor will it protect against a decline in Policy Value if market prices fall. Because this strategy involves continuous investing, your success with SDCA will depend upon your willingness to continue to invest regularly through periods of low-price levels. For further information regarding SDCA, see “Special Dollar-Cost Averaging”.
Asset Rebalancing: Subject to availability, you can set up an asset rebalancing arrangement to reallocate the variable Subaccount portion of your Policy Value according to the percentages (in whole percentage amounts) that you choose. The Policy Value must be at least $2,000 at the time the arrangement is set up. Asset rebalancing does not apply to the Fixed Account or Indexed Accounts. We automatically will rebalance the variable Subaccount portion of your Policy Value quarterly, semiannually or annually. The period you select will start to run on the date you specify. On the first Valuation Date of each of these periods, we automatically will rebalance your Policy Value so that the value in each Subaccount matches your current Subaccount percentage allocations. We rebalance by transferring Policy Value between Subaccounts. You can change your percentage allocations or your rebalancing period at any time. We will restart the rebalancing period you selected as of the date you specify. You may discontinue the asset rebalancing arrangement at any time. There is no charge for asset rebalancing.
Example:
Jane Doe purchases a base policy and requests quarterly automatic asset rebalancing. The following shows what transactions will take place on a quarterly asset rebalancing date to reallocate the $200,000 value in the Subaccounts according to the chosen Subaccount percentage allocations.
Accounts	Asset Rebalance Subaccount Percentage Allocations	Policy Value before Asset Rebalancing	Asset Rebalancing Transactions between Subaccounts	Policy Value after Asset Rebalancing
Fixed Account		$50,000		$50,000
Indexed Account #1		$50,000		$50,000
Subaccount #1	50%	$120,000	-$20,000	$100,000
Subaccount #2	25%	$45,000	+$5,000	$50,000
Subaccount #3	25%	$35,000	+15,000	$50,000
Total Policy Value		$300,000		$300,000
Minimum Initial Premium Guarantee,No Lapse Guarantee. For additional information about these standard benefits, please see the corresponding headings under “Keeping the Policy in Force.”
Policy Value Credit. We may periodically apply a policy value credit to your Policy Value. The requirements that must be met to receive any policy value credit are shown under the policy data section of the policy. The amount of the policy value credit is determined by multiplying the policy value credit percentage times the Policy Value minus any Indebtedness at the time the calculation is made. We reserve the right to calculate and apply any policy value credit annually, quarterly or monthly.
Any policy value credit will be allocated according to your premium allocation percentages in effect. Any policy value credit is nonforfeitable, except indirectly due to any applicable Surrender Charge.
We reserve the right to change the policy value credit percentage based on our expectations of future investment earnings, persistency, expenses, and/or federal and state tax assumptions. However, it will never be less than zero.
Example:
Jane Doe purchases a base policy with a $500,000 Specified amount. The current policy value credit is an annual rate of 0.20% applied quarterly in policy years 16 and later. On the 16th Policy Anniversary the Policy Value is $60,000 and outstanding Indebtedness is $10,000. A Policy Value Credit of ($60,000 - $10,000) x 0.20% / 4 = $25 is applied to the policy and allocated to the Fixed Account, Indexed Account(s) and Subaccounts according to the premium allocations in effect.
Changes to the Policies
We reserve the right to do any of the following:
•
make any changes necessary to maintain the status of the policy as life insurance under the Code;

64 RiverSource Variable Universal Life 6 Insurance — Prospectus

•
make other changes required under federal or state law relating to life insurance;
•
suspend or discontinue sale of the policies; and
•
comply with applicable law.
We will give you any required notice and receive any regulatory approval before we make any of these changes.
Policy Loans
You may borrow against your policy at any time by written or telephone request. (See “Two Ways to Request a Transfer, Loan or Surrender” for the address and telephone numbers for your requests.) Generally, we will process your loan within seven days after we receive your request in Good Order at our Service Center (for exceptions — see “Deferral of Payments,” under “Payment of Policy Loans, Surrenders and Death Benefit Proceeds”). We will mail loan payments to you by regular mail. If you request express mail delivery or an electronic fund transfer to your bank, we will charge a fee. For instructions, please contact your sales representative.
Minimum Loan Amounts
Generally, the minimum you can borrow from your policy is $500. Please see your policy for further details.
Maximum Loan Amounts
•
90% of the Policy Value minus Surrender Charges.
•
For phone requests, if loan Proceeds are being sent to your address of record the maximum loan amount is $100,000.
The amount available at any time for a new loan is the maximum loan value less any existing Indebtedness. When we compute the amount available, we reserve the right to deduct from the loan value interest for the period until the next Policy Anniversary and monthly deductions that we will take until the next Policy Anniversary.
Allocation of Loans to Accounts
Unless you specify otherwise, we will make the loan from the Fixed Account and the Subaccounts on a Pro Rata Basis. In determining these proportions, we first subtract the amount of any outstanding Indebtedness, and any value that is part of an SDCA arrangement, from the Fixed Account Value. We redeem Accumulation Units to make loan amounts from the Subaccounts.
When the Fixed Account (minus any Indebtedness and any value that is part of an SDCA arrangement) and the Subaccounts are exhausted, the remaining loan amount will be taken from the value of the Fixed Account that is part of an SDCA arrangement. When the value of the Fixed Account that is part of an SDCA arrangement has been exhausted, the remaining loan amount will be taken from the Indexed Accounts. (See "Order of Deductions from Policy Value" for further discussion.) The amount of any loan or loan interest taken from the Subaccounts and Indexed Accounts will be transferred from the Subaccounts and Indexed Accounts to the Fixed Account.
Repayments
We will allocate loan repayments to Subaccounts, Indexed Accounts and/or the Fixed Account using the premium allocation percentages in effect unless you tell us otherwise. Repayments must be in amounts of at least $25.
Overdue Interest
If you do not pay accrued interest when it is due, we will increase the amount of Indebtedness in the Fixed Account to cover the amount due. Interest added to a policy loan will be charged the same interest rate as the loan itself. We will take that interest from the Fixed Account and the Subaccounts with value on a Pro Rata Basis. When the Fixed Account (minus any Indebtedness and any value that is part of an SDCA arrangement) and the Subaccounts are exhausted, the additional loan interest will be taken from the value of the Fixed Account that is part of an SDCA arrangement. When the value of the Fixed Account that is part of an SDCA arrangement has been exhausted, the remaining loan interest will be taken from the Indexed Accounts.
Effect of Policy Loans
A policy loan, whether or not repaid, affects cash value over time because the loan amount is subtracted from the Fixed Account, Subaccounts and/or Indexed Accounts as collateral. The loan collateral does not participate in the investment performance of the Subaccounts, nor does it receive indexed interest. The loan collateral earns interest at the minimum guaranteed rate of the Fixed Account (See “The Fixed Account”). Payment of this interest is subject to the creditworthiness and continued claims-paying ability of RiverSource Life Insurance Company. Loan interest is charged daily and payable at the end of the policy year at the guaranteed loan interest rates shown under Policy Data. Please note that the interest rate charged on a policy loan is effectively offset by the interest credited on the loan collateral as

RiverSource Variable Universal Life 6 Insurance — Prospectus 65

described above. Starting in year 11 of the policy, the interest rate charged on the loan will be equal to the interest rate credited on the loan collateral. We reserve the right to change the interest rate charged on the loan; however, it will never exceed the maximum stated in the Periodic Charges Other than Fund Operating Expenses section of this prospectus. A loan reduces the policy Surrender Value. If the loan causes the Cash Surrender Value to drop to zero, the policy will Lapse. The death benefit is reduced by loan Indebtedness. A loan may also cause the NLG or Minimum Initial Guarantee to terminate.
If you have an AdvanceSource rider(1) on your policy, upon Notice of Claim additional policy loans are not permitted. This does not include policy loans taken to pay for interest due on an existing policy loan. If there is an outstanding policy loan at the time of an AdvanceSource rider Monthly Benefit Payment, that benefit payment will be reduced to repay a portion of the policy loan. In Massachusetts, this rule applies to the AdvanceSource Accelerated Benefit Rider for Chronic Illness, but it does not apply to the AdvanceSource Accelerated Benefit Rider for Long-Term Care.
Policy Surrenders
You may cancel the policy, otherwise known as a Full Surrender, while it is in force and receive its Cash Surrender Value or take a Partial Surrender out of your policy. The Cash Surrender Value is the Policy Value minus Indebtedness minus any applicable Surrender Charges.Surrender Charges affect the surrender value, which is a measure we use to determine whether your policy will enter a grace period (and possibly Lapse, which may have adverse tax consequences, see “Tax Risk”). If you surrender your policy, you receive its Cash Surrender Value and applicable Surrender Charges. (See “Loads, Fees and Charges.”)
A Partial Surrender will reduce the Policy Value and the death benefit and may terminate the NLG and Minimum Initial Premium Guarantee. Additionally, for Option 1 policies,Partial Surrender will reduce the Specified Amount.Partial Surrenders are available within certain limits for a fee. After the first policy year, you may take a Partial Surrender of any amount from $500 up to 90% of the policy’s Cash Surrender Value.Partial Surrenders by telephone are limited to $100,000, provided that surrender Proceeds are sent to your address of record. Unless you specify otherwise, we will make Partial Surrenders from the Fixed Account and Subaccounts on a Pro Rata Basis. When the Fixed Account, minus any Indebtedness and any value that is part of an SDCA arrangement, and the Subaccounts are exhausted, the Partial Surrender will be made from the Fixed Account that is part of an SDCA arrangement. When the value of the Fixed Account that is part of an SDCA arrangement has been exhausted, the Partial Surrender will be taken from the Indexed Accounts.
Surrender Charges apply to this policy for the first ten years and for ten years after an increase in the Specified Amount.Surrender Charges can significantly reduce Policy Values. Poor investment performance can also significantly reduce Policy Values. During early policy years the Cash Surrender Value may be less than the premiums you pay for the policy.
Example:
Jane Doe purchases a base policy with a $500,000 Specified Amount and makes premium payments of $9,000 in the first policy year and an additional $10,000 in the third policy year. At the beginning of the second policy year, the Policy Value is $8,800 and the Surrender Charge is $9,257. If she decides to do a Full Surrender, the Proceeds would be $0 which is the $8,800 Policy Value minus the $9,257 Surrender Charge. At the beginning of the eighth policy year, the Policy Value is $19,500 and the Surrender Charge is $5,235.42. If she decides to do a Full Surrender, the Proceeds would be $14,264.58 which is the $19,500 Policy Value minus the $5,235.42 Surrender Charge.
If your policy Lapses or is fully surrendered with an outstanding policy loan, you may experience a significant tax cost.
•
You will be taxed on any earnings in the policy. Generally, a policy has earnings to the extent the cash value plus any outstanding loans exceeds the investment in the contract.
•
For non-MEC policies, it could be the case that a policy with a relatively small existing cash value could have significant as yet untaxed earnings that will be taxed upon Lapse or surrender of the policy.
•
For MEC policies, earnings are the remaining earnings (any earnings that have not been previously taxed) in the policy, which could be a significant amount depending on the policy.
You may take a full or a Partial Surrender by written request. We may, but are not required to, accept a full or Partial Surrender request from you by phone. (See “Two Ways to Request a Transfer, Loan or Surrender” for address and telephone numbers for your requests.) We will process your surrender request on the Valuation Date we receive it. If we receive your surrender request at our Service Center in Good Order before the Close of Business, we will process your surrender using the Accumulation Unit value we calculate on the Valuation Date we received your surrender request. If we receive your surrender request at our Service Center in Good Order at or after the Close of Business, we will process your surrender using the Accumulation Unit value we calculate on the next Valuation Date after we received your surrender request. Generally, we will process your payment within seven days (for exceptions — see “Deferral of
(1)
The riders have a different name in some jurisdictions. (See Appendix B.)

66 RiverSource Variable Universal Life 6 Insurance — Prospectus

Payments” under “Payment of Policy Loans, Surrenders and Death Benefit Proceeds”). We will mail surrender payments to you by regular mail. If you request express mail delivery, we will charge a fee. You may also request that payment be wired to your bank. We will charge a fee if you request an electronic funds transfer to your bank. For instructions, please contact your sales representative.
Effect of partial surrenders
•
A partial surrender will reduce the Policy Value by the amount of the partial surrender and the partial Surrender Charge. (See “Fee Tables” and “Loads, Fees and Charges.”)
•
A partial surrender will reduce the death benefit by the amount of the partial surrender and charge, or, if the death benefit is based on the applicable percentage of Policy Value, by an amount equal to the applicable percentage times the amount of the partial surrender. Because they may impact the death benefit, partial surrenders may affect the cost of insurance.
•
A partial surrender may terminate the Minimum Initial Premium Guarantee and/or the NLG. We deduct the surrender amount from total premiums you paid, which may reduce the total below the level required to keep the the Minimum Initial Premium Guarantee and/or the NLG in effect.
•
A partial surrender will reduce the AdvanceSource - LTC rider Specified Amount and the remaining amount to be accelerated.
•
A partial surrender may reduce the AdvanceSource - CI rider Specified Amount and the remaining amount to be accelerated.
•
If Option 1 is in effect, a partial surrender will reduce the Specified Amount by the amount of the partial surrender and charge. This may cause the policy to become a Modified Endowment Contract. We will deduct this decrease from the current Specified Amount in this order:
First from the initial Specified Amount when the policy was issued;
Then from the increases successively following the initial Specified Amount.
•
If Option 2 or Option 3 is in effect, a Partial Surrender does not affect the Specified Amount since the determination of the death benefit under these options is already impacted either directly (Option 3) or indirectly (Option 2) through the reduction in the Policy Value impacted by the Partial Surrender.
•
We will not allow a partial surrender if it would reduce the Specified Amount below the required minimum. (See “Decreases” under “Proceeds Payable Upon Death.”)
Two Ways to Request a Transfer, Loan or Surrender
You can request a transfer, loan or surrender by mail or by phone. You will be required to provide your name, policy number, Social Security Number or Taxpayer Identification Number when you request a transfer, loan or partial surrender. Failure to provide a Social Security Number or Taxpayer Identification Number may result in mandatory income tax withholding on the taxable portion of the distribution.

1 By mail
To request a transfer, loan or surrender by mail, please call us at the number below or contact your sales representative to obtain the required request form. Mail the completed request form to:
Regular mail:
RiverSource Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN 55474
Express mail:
RiverSource Life Insurance Company
70200 Ameriprise Financial Center
Minneapolis, MN 55474

2 By phone
1-800-862-7919
•
We answer telephone requests promptly, but you may experience delays when call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

RiverSource Variable Universal Life 6 Insurance — Prospectus 67

•
We will honor any telephone transfer, loan or partial surrender requests believed to be authentic and will use reasonable procedures to confirm that they are. These include asking identifying questions and recording calls. As long as these procedures are followed, neither we nor our affiliates will be liable for any loss resulting from fraudulent requests.
•
We make telephone transfers, loans and partial surrenders available automatically. If you do not want telephone transfers, loans and partial surrenders to be made from your account, please write and tell us.
dELIVERY OPTIONS FOR LOAN OR SURRENDER PROCEEDS

1 By regular or express mail
•
payable to you;
•
mailed to your address of record.
NOTE: We will charge you a fee if you request express mail delivery. (See “Fees for Express Mail and Electronic Fund Transfers of Loan or Surrender Proceeds”.)

2 By wire or other form of electronic payment
•
request that payment be wired to your bank account;
•
pre-authorization required.
NOTE: We will charge you a fee if you request electronic fund transfer. (See “Fees for Express Mail and Electronic Fund Transfers of Loan or Surrender Proceeds”.)
We may choose to permit you to have checks issued and delivered to an alternate payee or to an address other than your address of record. We may also choose to allow you to direct wires or other electronic payments to accounts owned by a third-party. We may have additional Good Order requirements that must be met prior to processing requests to make any payments to a party other than the policy Owner or to an address other than the address of record. These requirements will be designed to ensure policy Owner instructions are genuine and to prevent fraud.
We try to distinguish market timing from transfers that we believe are not harmful, such as periodic rebalancing for purposes of an asset allocation, dollar-cost averaging or an asset rebalancing program that may be described in this prospectus. There is no set number of transfers that constitutes market timing. Even one transfer in related accounts may be market timing. We seek to restrict the transfer privileges of a policy Owner who makes more than three Subaccount transfers in any 90 day period. We also reserve the right to refuse any transfer request, if, in our sole judgment, the dollar amount of the transfer request would adversely affect unit values.

Payment of Policy Loans, Surrenders and Death Benefit Proceeds
We will pay Proceeds when:
•
you surrender the policy; or
•
you take a policy loan; or
•
the Insured dies.
We pay all death benefit Proceeds by check (unless the Beneficiary has chosen to have death benefit Proceeds directly deposited into another Ameriprise Financial, Inc. account). We will compute the amount of the death benefit and pay it in a lump sum unless you select one of the payment options below. We will pay interest at a rate not less than 0.25% per year on lump sum death benefit Proceeds from the date of the Insured’s death to the settlement date (the date on which we pay Proceeds in a lump sum or we first place them under a payment option).
Payment Options
During the Insured's lifetime, you may request in writing that we pay policy Proceeds under one or more of the three payment options below. The Beneficiary may also select a payment option, unless you say that he or she cannot. You decide how much of the Proceeds will be placed under each option (minimum: $5,000). We will transfer any such amount to our general investment account. You may also make a written request to change a prior choice of payment option or, if we agree, to elect a payment option other than the three listed below. Unless we agree otherwise, payments under all options must be made to a natural person.

68 RiverSource Variable Universal Life 6 Insurance — Prospectus

Option A — Interest Payments: We will pay interest on any Proceeds placed under this option at a rate 0.25% per year compounded annually, at regular intervals and for a period that is agreeable to both you and us. At the end of any payment interval, you may withdraw Proceeds in amounts of at least $100. At any time, you may withdraw all of the Proceeds that remain or you may place them under a different payment option approved by us.
Option B — Payments for a specified period: We will make fixed monthly payments for the number of years you specify. We will furnish monthly amounts for payment periods at your request, without charge.
Option C — Lifetime income: We will make monthly payments for the life of the person (payee) who is to receive the income. We will guarantee payment for 5, 10 or 15 years. We will furnish settlement rates for any year, age, or any combination of year, age and sex at your request, without charge.
Deferral of Payments
Normally, we will send a payment within seven days after receiving your request in Good Order. However, we reserve the right to postpone payments of Cash Surrender Value, policy loans or variable death benefit Proceeds in excess of the Specified Amount if:
•
the NYSE is closed, except for normal holiday and weekend closings;
•
trading on the NYSE is restricted according to SEC rules;
•
an emergency, as defined by SEC rules, makes it impractical to sell securities or to value the net assets of the accounts; or
•
the SEC permits us to delay payment for the protection of security holders.
We may also postpone payment of the amount attributable to a purchase payment as part of the total surrender amount until cleared from the originating financial institution.
We may delay payment of any loans or surrenders from the Fixed Account or the Index Accounts for up to six months from the date we receive the request in Good Order. If we postpone the payment of the surrender Proceeds by more than 30 days, we will pay you interest on the amount surrendered at an annual rate of 2% for the period of postponement.
Federal Taxes
The following is a general discussion of the policy’s federal income tax implications. It is not intended as tax advice. Because the effect of taxes on the value and benefits of your policy depends on your individual situation, YOU SHOULD CONSULT A TAX ADVISOR TO FIND OUT HOW THESE GENERAL CONSIDERATIONS APPLY TO YOU. The discussion is based on our understanding of current federal income tax laws and of how the IRS currently interprets them. Both the laws and their interpretation may change.
You should make the decision as to who the Owner and the Beneficiary will be after consultation with your tax and legal advisors. These decisions may significantly affect the amount due for federal and state income tax, gift tax and estate or inheritance tax and also your ownership rights to the policy.
The policy is intended to qualify as a life insurance policy for federal income tax purposes. To that end, the provisions of the policy are to be interpreted to ensure or maintain this tax qualification. We reserve the right to change the policy in order to ensure that it will continue to qualify as life insurance for tax purposes. We will send you a copy of any changes.
Income tax reporting and withholding: If any amounts are (or are deemed to be) taxable distributions to the policy Owner, such amounts will generally be subject to federal income tax and possibly a tax penalty, and may be subject to federal withholding pursuant to the Code. (See “Taxation of Policy Proceeds.”) Such amounts will also be subject to tax reporting. Reporting may also be required in the event of certain ownership changes, a policy exchange or other distributions from the policy even if no amounts are currently subject to tax. State income tax reporting and withholding may also apply.
Diversification and investor control: A variable life insurance policy must meet a diversification test under Section 817(h) of the Code and is subject to an investor control rule. Failure to meet either of these tests means that a life insurance policy fails to qualify as a life insurance policy for federal income tax purposes. The diversification test requires the underlying Funds to be invested in a diversified portfolio of assets based on IRS rules. The investor control rule has been established in a number of published rulings issued by the IRS. According to the IRS, determining whether the policy Owner has sufficient incidents of ownership over assets invested in the Subaccounts to be considered the owner of those assets depends on all of the relevant facts and circumstances. The IRS has provided guidance on several factors that, if present, would suggest investor control exists, or, alternatively, would indicate that investor control does not exist. The IRS has to date not yet ruled on several other issues. We reserve the right to modify the policy, as necessary, so that the Owner will not be subject to current taxation as the owner of the Subaccounts’ assets.

RiverSource Variable Universal Life 6 Insurance — Prospectus 69

RiverSource Life’s Tax Status
We are taxed as a life insurance company under the Code. For federal income tax purposes, the Subaccounts are considered a part of our company, although their operations are treated separately in accounting and financial statements. Investment income is reinvested in the Fund in which the Subaccount invests and becomes part of the Subaccount’s value. This investment income, including realized capital gains, is not subject to any withholding for federal or state income taxes. We reserve the right to make such a charge in the future if there is a change in the tax treatment of variable life insurance policies or in our tax status as we then understand it. The company includes in its taxable income the net investment income derived from the investment of assets held in its Subaccounts because the company is considered the owner of these assets under federal income tax law. The company may claim certain tax benefits associated with this investment income. These benefits, which may include foreign tax credits and the corporate dividend received deduction, are not passed on to you since the company is the owner of the assets under federal tax law and is taxed on the investment income generated by the assets.
Taxation of Policy Proceeds
Death benefit Proceeds: The death benefit paid to the Beneficiary generally is not considered income to the Beneficiary and is not subject to federal income taxes. When the Proceeds are paid on or after the Insured’s Attained Insurance Age 120 Policy Anniversary, if the amount received plus any Indebtedness exceeds your investment in the policy, the excess may be taxable as ordinary income.
Death benefit Proceeds under Payment Option A: The death benefit Proceeds generally are not subject to income tax, but payments of interest under this payment option are taxable and may be reported to the IRS and a state, if applicable.
Death benefit Proceeds under Payment Options B and C: A portion of each payment will be taxed as ordinary income and a portion will be considered a return of the Beneficiary’s investment in the policy and will not be taxed. The Beneficiary’s investment in the policy is generally the death benefit Proceeds applied to the payment options. Under Option C only, all payments made after the investment in the policy is fully recovered will be subject to tax. Any taxable earnings may be reported to the IRS and a state, if applicable.
Pre-death Proceeds (See the following table.): Generally, part or all of any pre-death Proceeds received through full surrender, Lapse, partial surrender, or payment options may be subject to federal (and state, if applicable) income tax as ordinary income to the extent of any earnings in the policy. Depending on the situation, these rules may also apply to policy loans and an assignment of the policy as collateral. It is possible that the amount of taxable income generated at the Lapse or surrender of a policy with a loan may exceed the actual amount of cash received. In some cases, the tax liability depends on whether the policy is or becomes a modified endowment contract (explained in the following table). The taxable amount may also be subject to an additional 10% IRS penalty tax if the policy is a modified endowment contract and you are younger than age 59½. (See “Penalty tax” under “Modified Endowment Contracts.”)
Source of Proceeds	Taxable Portion of Pre-death Proceeds
Non-Modified Endowment Contracts:	Taxable portion of pre-death Proceeds:
Full surrender:
You will be taxed on the amount received, plus any Indebtedness, minus your investment in the policy.(1) You will be taxed on any earnings in the policy at the time of full surrender — these earnings may be part of the policy cash value or part of the loans previously taken. It could be the case that a policy with a relatively small existing Cash Surrender Value could have significant earnings that will be taxed upon surrender of the policy.

Lapse:
You will be taxed on any Indebtedness minus your investment in the policy.(1) You will be taxed on any earnings in the policy at the time of
Lapse — these earnings may be part of the policy cash value or part of the loans previously taken. It could be the case that a policy with a relatively small existing Cash Surrender Value could have significant earnings that will be taxed upon Lapse of the policy.

Partial Surrenders:
Generally, if the amount received is greater than your investment in the policy,(1) the amount in excess of your investment is taxable. However, during the first 15 policy years, a different amount may be taxable if the partial surrender results in or is necessitated by a reduction in benefits.

70 RiverSource Variable Universal Life 6 Insurance — Prospectus

Source of Proceeds	Taxable Portion of Pre-death Proceeds
Policy loans and assignments and pledges:	None.(2)

Modified Endowment Contracts:(3)	Taxable portion of pre-death Proceeds:
Full surrender:
You will be taxed on the amount received, plus any Indebtedness, minus your investment in the policy.(1) You will be taxed on any earnings in the policy at the time of full surrender — these earnings may be part of the policy cash value or part of the loans previously taken. Please note, for modified endowment contracts, it is likely that any earnings taken in previous policy loans were taxable and would be included in the investment in the policy.

Lapse:
You will be taxed on any Indebtedness minus your investment in the policy.(1) You will be taxed on any earnings in the policy at the time of
Lapse — these earnings may be part of the policy cash value or part of loans previously taken.

Partial Surrenders:	You will be taxed on the lesser of:
•the amount received; or
•Policy Value minus your investment in the policy.(1)
Policy loans and assignments and pledges:	You will be taxed on the lesser of:
•the amount of the loan/assignment; or
•Policy Value minus your investment in the policy.(1)

Payment Options: Pre-death Proceeds (applicable to non-modified endowment contracts and modified endowment contracts):
Option A: Treated as a full surrender; earnings are taxed and may be subject to an additional 10% penalty tax for modified endowment contracts. Interest is taxed (but not subject to an additional 10% IRS penalty tax).

Options B and C: A portion of each payment is taxed and a portion is considered a return on investment in the policy(1) and not taxed. Any
Indebtedness at the time the option is elected is treated as a partial surrender and earnings are taxed (and may be subject to an additional
10% penalty tax for modified endowment contracts). Payments made after the investment in the policy(1) is fully recovered are taxed (and may be subject to an additional 10% penalty tax for modified endowment contracts).

(1)
Investment in the policy is generally equal to premiums paid, minus the nontaxable portion of any previous partial surrenders, plus taxable portion of any previous policy loans. (for non-modified endowment contracts, it is unlikely that any previous policy loans were taxable).
(2)
However, should the policy later be surrendered or Lapse with outstanding Indebtedness, see discussion related to “full surrender” or “Lapse” under “Source of Proceeds” in the “Non-Modified Endowment Contracts” section shown above for the explanation of tax treatment.
(3)
Any taxable portion of pre-death Proceeds may be subject to a 10% IRS penalty tax (exceptions apply — see “Penalty tax” under “Modified Endowment Contracts.”)

RiverSource Variable Universal Life 6 Insurance — Prospectus 71

Modified Endowment Contracts
Your policy is a modified endowment contract if the premiums you pay in the first seven years of the policy, or the first seven years following a material change, exceed certain limits.
If you exchanged a policy that is a modified endowment contract under section 1035 of the Code, your new policy also will be a modified endowment contract. If you exchanged a policy that is a non-modified endowment contract, your new policy may become a modified endowment contract.
We have procedures for monitoring whether your policy becomes a modified endowment contract. We calculate modified endowment contract limits when we issue the policy. We base these limits on the benefits we provide under the policy and on the Risk Classification, sex and Issue Age of the Insured. We recalculate these limits later if certain increases or reductions in benefits occur.
If you pay a premium that causes your policy to become a modified endowment contract under the Code, we will notify you in writing. If you do not want your policy to remain a modified endowment contract, you can choose one of the following options within the time period stated in the notice:
•
ask us to refund the excess premium that caused the policy to become a modified endowment contract, plus interest; or
•
ask us to apply the excess premium to your policy at a later date when it would not cause the policy to become a modified endowment contract.
You do not have to choose either of these options. If you do not choose one of these options, your policy will remain a modified endowment contract for the life of the policy. (See “Modified Endowment Contracts” in the table under “Taxation of Policy Proceeds.”)
Increases in benefits: We recalculate limits when an increase is a “material change.” Almost any increase you request, such as an increase in Specified Amount, the addition of a rider benefit or an increase in an existing rider benefit, is a material change. An automatic increase under the terms of your policy, such as an increase in death benefit due to operation of the applicable percentage table described in the “Proceeds Payable upon Death” section or an increase in Policy Value growth under Option 2, generally is not a material change. A policy becomes a modified endowment contract if premiums you pay in the first seven years following a material change exceed the recalculated limits.
Reductions in benefits: When you reduce benefits within seven years after we issue the policy or after the most recent material change, we recalculate the limits as if the reduced level of benefits had been in effect since the policy was issued or the most recent material change. In most cases, this recalculation will further restrict the amount of premiums that you can pay without exceeding modified endowment contract limits. If the premiums you have already paid exceed the recalculated limits, the policy will become a modified endowment contract with applicable tax implications even if you do not pay any further premiums.
Distributions affected: Modified endowment contract rules apply to distributions in the year the policy becomes a modified endowment contract and in all subsequent years. In addition, the rules apply to distributions taken two years before the policy becomes a modified endowment contract because the IRS presumes that you took a distribution in anticipation of that event.
Serial purchase of modified endowment contracts: The IRS treats all modified endowment contracts issued by the same insurer (or possibly affiliated companies of the insurer) to the same Owner during any calendar year as one policy for purposes of determining the amount of any loan or distribution that is taxable.
Penalty tax: If a policy is a modified endowment contract, the taxable portion of pre-death Proceeds from a full surrender, Lapse, partial surrender, policy loan or assignment of Policy Value or certain payment options may be subject to a 10% penalty tax unless:
•
the distribution occurs on or after the date that the Owner attains age 59½;
•
the distribution is attributable to the Owner becoming disabled (within the meaning of Section 72(m)(7) of the Code); or
•
the distribution is part of a series of substantially equal periodic payments made at least once a year over the life (or life expectancy) of the Owner or over the joint lives (or life expectancies) of the Owner and the Owner’s Beneficiary.
(See “Taxation of Policy Proceeds”, “Pre-death Proceeds” and accompanying table.)
Other Tax Considerations
Interest paid on policy loans: Generally, no deduction is allowed for interest paid or accrued on any Indebtedness with respect to life insurance policies. However, a deduction is allowed under Section 264(e) of the Code for interest (subject to certain interest rate limitations) on policy loans of a business with respect to certain key person insurance. The aggregate amount of Indebtedness that can be borrowed on that key individual (who must be an officer or 20-percent

72 RiverSource Variable Universal Life 6 Insurance — Prospectus

owner of the business) may not exceed $50,000. The amount of key persons is limited to a maximum of 20 with respect to any controlled group of companies. A business that falls within the exception of Section 264(e) and is allowed a deduction for interest with respect to key-person insurance up to $50,000 nonetheless must also not fall within either of the prohibitions of Sections 264(a)(2) (with respect to certain single premium policies), and (a)(3) (Indebtedness incurred or continued to purchase or carry a life insurance contract pursuant to a plan of purchase which contemplates the systematic borrowing of part or all of the increases in the cash value).
Policy changes: Changing ownership, exchanging or assigning the policy may have income, gift and/or estate tax consequences, depending on the circumstances.
1035 exchanges: See “Exchange/Replacement Risk” under “Policy Risk” for potential risks associated with 1035 exchanges. Section 1035 of the Code permits nontaxable exchanges of certain insurance policies, endowment contracts, annuity contracts and qualified long-term care insurance contracts while providing for continued tax deferral of earnings. In addition, Section 1035 permits the carryover of the investment in the contract from the old policy or contract to the new policy or contract. In a 1035 exchange one policy or contract is exchanged for another policy or contract. The following are nontaxable exchanges: (1) the exchange of a life insurance policy for another life insurance policy or for an endowment, annuity or qualified long-term care insurance contract, (2) the exchange of an endowment contract for an annuity or qualified long-term care insurance contract, or for an endowment contract under which payments will begin no later than payments would have begun under the contract exchanged, (3) the exchange of an annuity contract for another annuity contract or for a qualified long-term care insurance contract, and (4) the exchange of a qualified long-term care insurance contract for a qualified long-term care insurance contract. Additionally, other tax rules apply. Depending on the issue date of your original policy or contract, there may be tax or other benefits that are given up to gain the benefits of the new policy or contract. Consider whether the features and benefits of the new policy or contract outweigh any tax or other benefits of the old policy or contract. If the life insurance policy has an outstanding loan, there may be tax consequences. Currently, partial exchanges of life insurance policies are not allowed by the company because there is no guidance from the IRS.
Other taxes: Federal estate tax, state and local estate or inheritance tax, federal or state gift tax and other tax consequences of ownership or receipt of policy Proceeds will also depend on the circumstances. All of these laws are subject to change.
Qualified Tax-deferred retirement plans: The company may offer the policy to be used in conjunction with certain retirement plans that are already tax-deferred under the Code. Since the rules governing such use are complex, a purchaser should consult a competent pension consultant, tax advisor and legal advisor prior to purchasing a policy in conjunction with a retirement plan, and consider, without limitation, (i) the deductibility to the employer and the inclusion in gross income to the participant of amounts used to purchase insurance in conjunction with a qualified retirement plan, (ii) the taxation of insurance Proceeds upon death for insurance in conjunction with a qualified retirement plan, (iii) any limitation on the amount of life insurance that is allowed to be purchased within a qualified plan in order for a plan to maintain its qualified status, and (iv) the tax treatment of the policy should the policy be distributed from a qualified plan to a participant in the qualified plan. The policy will not provide any necessary or additional tax deferral if it is used to fund a tax-deferred retirement plan.
On July 6, 1983, the Supreme Court held in Norris v. Arizona Governing Committee that optional annuity benefits provided under an employee’s deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Since the policy’s cost of insurance rates and purchase rates for certain settlement options distinguish between men and women, employers and employee organizations should consult with their legal advisors before purchasing the policy for any employment-related insurance or benefit program.
Employer-owned life insurance: The Pension Protection Act (PPA) of 2006 amended Section 101 of the Code by adding a new Section 101(j) that addresses the tax treatment of “employer-owned life insurance” (EOLI). Unless one of four specified conditions is met and the notice and consent requirements are met, any death benefits in excess of the premiums paid are taxed. In general, an EOLI contract is any life insurance contract owned by a person engaged in a trade or business and under which such person or any related person is directly or indirectly a Beneficiary under the contract and that covers the life of an employee of the employer (or certain related persons). Additionally, an applicable policyholder owning 1 or more employer-owned life insurance contracts is required to file a Form 8925 with the IRS. The applicable policyholder is required to keep records necessary to determine whether the requirements of the reporting rule and the income inclusion rule are met.
The four specified conditions are:
•
The Insured was an employee at any time during the 12-month period before the Insured’s death;
•
The Insured is, at the time the contract is issued a director, a highly compensated employee as defined by reference to the qualified plan rules in Section 414(q) or one of the 35% most highly compensated individuals within the meaning of self-insured health plans;

RiverSource Variable Universal Life 6 Insurance — Prospectus 73

•
The death benefits are paid to a member of the family of the Insured, any individual who is the designated Beneficiary of the Insured under the contract (other than the employer), a trust established for the benefit of any such member of the family or designated Beneficiary, or the estate of the Insured; or
•
The amount is used to purchase an equity (or capital or profits) interest in the employer from a family member of the Insured, an individual who is a designated Beneficiary, a trust established for the benefit of a family member or designated Beneficiary, or the estate of the Insured.
The notice and consent requirements are met if, before the issuance of the policy, the employee:
•
Is notified in writing that the applicable policyholder intends to insure the employee’s life and of the maximum face amount for which the employee could be Insured at the time the contract was issued;
•
Provides written consent to being Insured under the contract and that such coverage may continue after the Insured terminates employment; and
•
Is informed in writing that an applicable policyholder will be a Beneficiary of any Proceeds payable upon the death of the employee.
AdvanceSource riders:(1) The rider is intended to be federally tax-qualified long-term care insurance under Section 7702B(b) of the Code, as adopted by the Health Insurance Portability and Accountability Act of 1996 — Public Law 104-191. Benefits received under the rider are intended to qualify for exclusion from federal income tax within the limits of the Code. Receipt of benefits in excess of those limits may be taxable. For this purpose, benefits under other contracts paying long-term care benefits are included in determining whether benefits exceed the limits imposed by the Code. Any charges for this rider that are deducted from the cash value of the life insurance policy will not be included in taxable income. The investment in the contract, however, is reduced (but not below zero) by the amount of the charge.
Split Dollar Arrangements
The following is a general discussion of the federal income tax implications of a split dollar arrangement entered into or materially modified after Sept. 17, 2003. You should consult your legal and tax advisors before developing or entering into a split dollar arrangement.
A typical split-dollar life insurance agreement is an arrangement under which two parties agree to share the costs and benefits of a permanent life insurance contract which provides both a death benefit and cash values. The arrangement divides or “splits” between two parties the death benefit and the cash value of the policy or other economic benefits under the contract. The objective of a split dollar arrangement is to join together the life insurance needs of one party with the premium paying ability of another. The typical split dollar arrangement is between an employer and an employee, but the arrangement may be used in other relationships, such as between a corporation-shareholder, a parent and a child, or a donor and a charity.
Traditionally, there have been two types of split dollar arrangements. In the “endorsement” system, the employer owns the policy and is responsible for the payment of the annual premiums. The employee is then required to reimburse the employer for his or her share, if any, of the premiums. The “collateral assignment system” is described as a system in which the employee in form owns the policy and pays the entire premium. The employer in form makes annual loans (sometimes without interest or below the fair rate of interest), to the employee of amounts equal to the yearly increases in the Cash Surrender Value, but not exceeding the annual premiums. The employee executes an assignment of the policy to the employer as collateral security for the loans. The loans are generally payable at the termination of employment or the death of the employee. In a reverse split dollar plan, the payor of the premiums retains the life insurance protection and another party owns the rights to the cash value of the policy.
The Treasury regulations define a split dollar life insurance arrangement as any arrangement between an Owner of a life insurance contract and a non-owner of the contract under which either party to the arrangement pays all or part of the premiums, and one of the parties paying the premiums is entitled to recover (either conditionally or unconditionally) all or any portion of those premiums and such recovery is to be made from, or is secured by, the Proceeds of the contract. The definition is not intended to include life insurance plans where only one party has all the rights to the policy such as group-term plans (Section 79 of the Code), executive bonus arrangements or key-person plans.
Under a special rule, any arrangement between an Owner and a non-owner of a life insurance contract is treated as a split-dollar life insurance arrangement (regardless of whether the criteria set forth above are satisfied) if the arrangement is entered into in connection with the performance of services and is not part of a group-term life insurance plan described in Section 79, the employer or service recipient pays, directly or indirectly, all or any portion of the premiums; and either (1) the Beneficiary of all or any portion of the death benefit is designated by the employee or service provider or is any person whom the employee or service provider would reasonably be expected to designate as the Beneficiary; or (2) the employee or service provider has any interest in the policy cash value of the life insurance
(1)
The riders have a different name in some jurisdictions. (See Appendix B.)

74 RiverSource Variable Universal Life 6 Insurance — Prospectus

contract. For example, in a compensatory context in which the employer owns the contract, the employee must include in gross income the value of any interest in the Cash Surrender Value of the contract provided to the employee during a taxable year.
Another special rule provides that an arrangement is a split-dollar arrangement (regardless of whether the criteria set forth above are satisfied) if the arrangement is entered into between a corporation and another person in that person’s capacity as a shareholder in the corporation; the corporation pays, directly or indirectly, all or any portion of the premiums; and either (1) the Beneficiary of all or any portion of the death benefit is designated by the shareholder or is any person whom the shareholder would reasonably be expected to designate as the Beneficiary; or (2) the shareholder has any interest in the policy cash value of the life insurance contract.
Mutually Exclusive Regimes
The regulations provide for two mutually exclusive regimes for taxing split-dollar life insurance arrangements. The regulations apply for purposes of income tax, gift tax, FICA, FUTA, RRTA, SECA, and wage withholding. The regulations require both the Owner and non-owner of a life insurance contract to fully account for all amounts under the arrangement under the rules that apply to the regime under which the arrangement is taxed.
•
Economic Benefit Split Dollar: As a general rule for split-dollar life insurance arrangements that are taxed under the economic benefit regime, the Owner of the life insurance contract is treated as providing economic benefits to the non-owner of the contract. The economic benefit regime generally will govern the taxation of endorsement arrangements. Also, a special rule requires the economic benefit regime to apply (and the loan regime not to apply) to any split-dollar life insurance arrangement if: (i) the arrangement is entered into in connection with the performance of services, and the employee or service provider is not the Owner of the life insurance contract; or (ii) the arrangement is entered into between a donor and a donee (for example, a life insurance trust) and the donee is not the Owner of the life insurance contract.
The value of the economic benefits, reduced by any consideration paid by the non-owner to the Owner, is treated as transferred from the Owner to the non-owner. The possible economic benefits provided to the non-owner can include the value of current life insurance coverage, any portion of the Cash Surrender Value available to the non-owner, and any other economic benefit. The tax consequences of that transfer will depend on the relationship between the Owner and the non-owner. Thus, the transfer may constitute a payment of compensation, a dividend distribution, a gift, or a transfer having a different tax character. Further, depending on the relationship between or among a non-owner and one or more other persons (including a non-owner or non-owners), the economic benefits may be treated as provided from the Owner to the non-owner and as separately provided from the non-owner to such other person or persons (for example, as a payment of compensation from an employer to an employee and as a gift from the employee to the employee’s child).
•
Loan (Collateral Assignment) Split Dollar: Under loan regime, the non-owner of the life insurance contract is treated as loaning premium payments to the Owner of the contract. Except for specified arrangements, the loan regime applies to any split-dollar loan. A payment made pursuant to a split-dollar life insurance arrangement is a split-dollar loan and the Owner and non-owner are treated, respectively, as borrower and lender if (i) the payment is made either directly or indirectly by the non-owner to the Owner; (ii) the payment is a loan under general principles of Federal tax law or, if not a loan under general principles of Federal tax law, a reasonable person would expect the payment to be repaid in full to the non-owner (whether with or without interest); and (iii) the repayment is to be made from, or is secured by, either the policy’s death benefit Proceeds or its Cash Surrender Value, or both. A borrower generally may not deduct any interest on a split-dollar. If the split-dollar loan provides for sufficient interest, then the loan generally is subject to the general rules for debt instruments.
If a split-dollar loan is a below-market loan, then, in general, the loan is recharacterized as a loan with interest at the applicable Federal rate (AFR), coupled with an imputed transfer by the lender to the borrower. The timing, amount, and characterization of the imputed transfers between the lender and borrower of the loan will depend upon the relationship between the lender and the borrower (for example, the imputed transfer is generally characterized as a compensation payment if the lender is the borrower’s employer), and whether the loan is a demand loan or a term loan.
EOLI Requirements May Apply
A contract that is subject to a split dollar arrangement is an employer-owned life insurance contract if the contract is owned by a person engaged in a trade or business and is otherwise described in Section 101(j) of the Code. However, the general rule of Section 101(j) does not apply to the extent any amount received by reason of the death of the Insured is paid to a family member of the Insured, an individual who is a designated Beneficiary, a trust established for the benefit of a family member or designated Beneficiary. Notice 2008-42 provides guidance regarding the application of Sections 101(j) to life insurance contracts that are subject to split-dollar life insurance arrangements.

RiverSource Variable Universal Life 6 Insurance — Prospectus 75

Taxation — Determined by Policy Ownership
The regulations provide rules for determining the Owner and the non-owner of the life insurance contract. The general rule is that the Owner is the person named as the policy Owner. If two or more persons are designated as the policy Owner, the first-named person generally is treated as the Owner of the entire contract, however, if two or more persons are named as the policy Owner and each such person has at all times, all the incidents of ownership with respect to an undivided interest in the contract, those persons are treated as Owner of separate contracts. The general rule that the person named as the policy Owner is treated as the Owner of the life insurance contract is subject to two exceptions involving situations in which the only benefit available under the split-dollar life insurance arrangement is the value of current life insurance protection (that is, non-equity arrangements).
The regulations add attribution rules to determine the Owner of a policy. Under these rules, if a split-dollar life insurance arrangement is entered into in connection with the performance of services, the employer or service recipient is treated as the Owner of the life insurance contract if the Owner under the split-dollar life insurance arrangement is: (a) a trust described in Section 402(b); (b) A grantor trust that is treated as owned by either the employer or the service recipient; (c) a welfare benefit fund within the meaning of Section 419(e)(1); or (d) certain related parties.
If you are considering a split dollar arrangement, you should consult your legal and tax advisor.
Section 409A
The Section 409A regulations explain that a split-dollar life insurance arrangement may provide for deferred compensation, as determined through application of the general rules defining deferred compensation and a nonqualified deferred compensation plan. Notice 2007-34 was issued concurrently with the regulations under Section 409A to provide guidance regarding the application of Section 409A to split-dollar life insurance arrangements. The Notice confirms that many split-dollar arrangements are not subject to Section 409A and provides that certain modifications of these arrangements necessary to comply with, or avoid application of, Section 409A will not be treated as material modifications under the split dollar rules. The Notice further clarifies that a split-dollar arrangement generally provides for deferred compensation if the service provider has a legally binding right during a taxable year to compensation that is payable to or on behalf of the provider in a later year. In addition, the regulations under Section 409A provide additional categories of plans for purposes of the aggregation rules, including a separate category for split-dollar arrangements.
Distribution of the Policy
RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as the principal underwriter and general distributor of the policy. Its office is located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.
Sales of the Policy
•
Only securities broker-dealers (“selling firms”) registered with the SEC and members of the FINRA may sell the policy.
•
The policies are continuously offered to the public through authorized selling firms. We and RiverSource Distributors have a sales agreement with the selling firm. The sales agreement authorizes the selling firm to offer the policies to the public. We agree to pay the selling firm (or an affiliated insurance agency) for policies its sales representatives sell. The selling firm may be required to return sales commissions under certain circumstances including but not limited to when policies are returned under the free look period.
Payments to the Selling Firms
In addition to commissions, we may, in order to promote sales of the policies, and as permitted by applicable laws and regulations, pay or provide selling firms with other promotional incentives in cash, credit or other compensation. We generally (but may not) offer these promotional incentives to all selling firms. The terms of such arrangements differ between selling firms. These promotional incentives may include but are not limited to:
—
sponsorship of marketing, educational, due diligence and compliance meetings and conferences we or the selling firm may conduct for sales representatives, including subsidy of travel, meal, lodging, entertainment and other expenses related to these meetings;
—
marketing support related to sales of the policy including for example, the creation of marketing materials, advertising and newsletters;
—
providing services to policy Owners; and
—
funding other events sponsored by a selling firm that may encourage the selling firm’s sales representatives to sell the policy.
These promotional incentives or reimbursements may be calculated as a percentage of the selling firm’s aggregate, net or anticipated sales and/or total assets attributable to sales of the policy, and/or may be a fixed dollar amount. As noted below, this additional compensation may cause the selling firm and its sales representatives to favor the policies.

76 RiverSource Variable Universal Life 6 Insurance — Prospectus

Sources of Payments to Selling Firms
•
We pay the commissions and other compensation described above from our assets.
•
Our assets may include:
—
revenues we receive from fees and expenses that you will pay when buying, owning and surrendering the policy (see “Fee Tables”);
—
compensation we or an affiliate receive from a Fund’s investment adviser, subadviser, distributor or an affiliate of any of these (see “The Variable Account and the Funds — The Funds”); and
—
revenues we receive from other contracts and policies we sell that are not securities and other businesses we conduct.
•
You do not directly pay the commissions and other compensation described above as the result of a specific charge or deduction under the policy. However, you may pay part or all of the commissions and other compensation described above indirectly through:
—
fees and expenses we collect from policy Owners, including Surrender Charges; and
—
fees and expenses charged by the underlying Funds in which the Subaccounts you select invest, to the extent we or one of our affiliates receive revenue from the Funds or an affiliated person.
Potential Conflicts of Interest
Compensation payment arrangements with selling firms can potentially:
•
give selling firms a heightened financial incentive to sell the policy offered in this prospectus over another investment with lower compensation to the selling firm.
•
cause selling firms to encourage their sales representatives to sell you the policy offered in this prospectus instead of selling you other alternative investments that may result in lower compensation to the selling firm.
•
cause a selling firm to grant us access to its sales representatives to promote sales of the policy offered in this prospectus, while denying that access to other firms offering similar policies or other alternative investments which may pay lower compensation to the selling firm.
Payments to Sales Representatives
•
The selling firm pays its sales representatives. The selling firm decides the compensation and benefits it will pay its sales representatives.
•
To inform yourself of any potential conflicts of interest, ask your sales representative before you buy how the selling firm and its sales representatives are being compensated and the amount of the compensation that each will receive if you buy the policy.
Legal Proceedings
RiverSource Life (the Company) is involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions, concerning matters arising in connection with the conduct of its activities. These include proceedings specific to the Company as well as proceedings generally applicable to business practices in the industries in which it operates. The Company can also be subject to legal proceedings arising out of its general business activities, such as its investments, contracts, and employment relationships. Uncertain economic conditions, heightened and sustained volatility in the financial markets and significant financial reform legislation may increase the likelihood that clients and other persons or regulators may present or threaten legal claims or that regulators increase the scope or frequency of examinations of the Company or the insurance industry generally.
As with other insurance companies, the level of regulatory activity and inquiry concerning the Company’s businesses remains elevated. From time to time, the Company and its affiliates, including Ameriprise Financial Services, LLC (“AFS”) and RiverSource Distributors, Inc. receive requests for information from, and/or are subject to examination or claims by various state, federal and other domestic authorities. The Company and its affiliates typically have numerous pending matters, which includes information requests, exams or inquiries regarding their business activities and practices and other subjects, including from time to time: sales and distribution of various products, including the Company’s life insurance and variable annuity products; supervision of associated persons, including AFS financial advisors and RiverSource Distributors Inc.’s wholesalers; administration of insurance and annuity claims; security of client information; and transaction monitoring systems and controls. The Company and its affiliates have cooperated and will continue to cooperate with the applicable regulators.
These legal proceedings are subject to uncertainties and, as such, it is inherently difficult to determine whether any loss is probable or even reasonably possible, or to reasonably estimate the amount of any loss. The Company cannot predict with certainty if, how or when any such proceedings will be initiated or resolved. Matters frequently need to be more developed before a loss or range of loss can be reasonably estimated for any proceeding. An adverse outcome in

RiverSource Variable Universal Life 6 Insurance — Prospectus 77

one or more proceedings could eventually result in adverse judgments, settlements, fines, penalties or other sanctions, in addition to further claims, examinations or adverse publicity that could have a material adverse effect on the Company’s consolidated financial condition, results of operations or liquidity.
Householding and Delivery of Certain Documents
With your prior consent, RiverSource Life and its affiliates may use and combine information concerning accounts owned by members of the same household and provide a single paper or electronic copy of certain documents to that household. This householding of documents may include prospectuses, supplements, annual reports, semiannual reports and proxies. Your authorization remains in effect unless we are notified otherwise. If you wish to continue receiving multiple copies of these documents, you can opt out of householding by calling us at 1.866.273.7429. Multiple mailings will resume within 30 days after we receive your opt out request.
How We Handle Policies Under Unclaimed Property Laws
Every state has unclaimed property laws which generally declare insurance policies to be abandoned after a period of inactivity of one to five years from either 1) the policy’s maturity date (actual or deemed by statute) or 2) the date the death benefit is due and payable. Your policy’s deemed maturity date is the date the Insured’s Attained Insurance Age equals 120.  If we determine that the death benefit has become payable, we will use our best efforts to locate you or your designated Beneficiaries. If we are unable to locate a Beneficiary, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which the Beneficiary or you last resided, as shown in our books and records, or to our state of domicile. Generally, this surrender of property to the state is commonly referred to as “escheatment”. To avoid escheatment, and ensure an effective process for your Beneficiaries, it is important that your personal address and Beneficiary designations are up to date, including complete names, date of birth, current addresses and phone numbers, and taxpayer identification numbers for each Beneficiary. Updates to your Beneficiary designations should be sent to our Service Center.
Escheatment may also be required by law if a known Beneficiary fails to demand or present an instrument or document to claim the death benefit in a timely manner, creating a presumption of abandonment. If your Beneficiary steps forward (with the proper documentation) to claim escheated death benefit Proceeds, the state is obligated to pay any such Proceeds it is holding.
Financial Statements
You can find our audited financial statements and the audited financial statements of the divisions, which are comprised of Subaccounts, in the SAI. The SAI does not include audited financial statements for divisions that are new (if any) and have no activity as of the financial statement date.

78 RiverSource Variable Universal Life 6 Insurance — Prospectus

Appendix A:Funds Available Under the Contract
The following is a list of funds available under the contract. More information about the funds is available in the prospectuses for the funds, which may be amended from time to time and can be found online at riversource.com/insurance. You can also request this information at no cost by calling 1-800-862-7919 or by sending an email request to riversourceannuityservice@ampf.com.
The current expenses and performance information below reflects fee and expenses of the funds, but do not reflect the other fees and expenses that your contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each fund’s past performance is not necessarily an indication of future performance.
Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital	AB VPS Large Cap Growth Portfolio (Class A) AllianceBernstein L.P.	0.65%	(28.51%)	11.54%	15.08%
Seeks long-term capital appreciation.	Allspring VT Opportunity Fund - Class 1 Allspring Funds Management, LLC, adviser; Allspring Global Investments, LLC, sub-adviser.	0.75%[1]	(20.61%)	8.12%	10.96%
Seeks long-term capital appreciation.	Allspring VT Small Cap Growth Fund - Class 1 Allspring Funds Management, LLC, adviser; Allspring Global Investments, LLC, sub-adviser.	0.94%	(34.30%)	7.35%	10.85%
The Portfolio seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of its underlying index, the Alerian Midstream Energy Select Index (the "Index").	ALPS | Alerian Energy Infrastructure Portfolio: Class I ALPS Advisors, Inc.	0.95%[1]	17.84%	3.77%	-
Seeks long-term capital growth. Income is a secondary objective.	American Century VP Value, Class I American Century Investment Management, Inc.	0.73%[1]	0.54%	7.85%	10.59%
Seeks high total investment return.	BlackRock Global Allocation V.I. Fund (Class I) BlackRock Advisors, LLC, adviser; BlackRock (Singapore) Limited, sub-adviser.	0.73%[1]	(15.86%)	3.50%	5.06%
Seeks investment results that correspond to the total return performance of common stocks as represented by the MSCI EAFE Index.	Calvert VP EAFE International Index Portfolio - Class I Calvert Research and Management	0.48%[1]	(14.58%)	1.35%	4.07%
Seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the NASDAQ 100 Index.	Calvert VP Nasdaq 100 Index Portfolio - Class I Calvert Research and Management, adviser; Ameritas Investment Partners, Inc, subadviser.	0.48%[1]	(32.64%)	11.83%	15.82%

RiverSource Variable Universal Life 6 Insurance — Prospectus 79

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Seeks investment results that correspond to the investment performance of U.S. common stocks, as represented by the Russell 2000® Index.	Calvert VP Russell 2000® Small Cap Index Portfolio - Class I Calvert Research and Management, adviser; Ameritas Investment Partners, Inc, subadviser.	0.40%[1]	(20.52%)	3.87%	8.57%
Seeks maximum total investment return through a combination of capital growth and current income.	Columbia Variable Portfolio - Balanced Fund (Class 1) Columbia Management Investment Advisers, LLC	0.74%[1]	(16.65%)	5.50%	8.10%
Seeks to provide shareholders with total return.	Columbia Variable Portfolio - Commodity Strategy Fund (Class 1) Columbia Management Investment Advisers, LLC	0.75%	19.09%	7.70%	-
Seeks total return, consisting of long-term capital appreciation and current income.	Columbia Variable Portfolio - Contrarian Core Fund (Class 1) Columbia Management Investment Advisers, LLC	0.68%[1]	(18.65%)	8.44%	12.12%
Seeks to provide shareholders with capital appreciation.	Columbia Variable Portfolio - Disciplined Core Fund (Class 1) Columbia Management Investment Advisers, LLC	0.67%	(18.72%)	8.17%	11.98%
Seeks to provide shareholders with a high level of current income and, as a secondary objective, steady growth of capital.	Columbia Variable Portfolio - Dividend Opportunity Fund (Class 1) Columbia Management Investment Advisers, LLC	0.73%[1]	(1.11%)	8.10%	10.06%
Non-diversified fund that seeks to provide shareholders with high total return through current income and, secondarily, through capital appreciation.	Columbia Variable Portfolio - Emerging Markets Bond Fund (Class 1) Columbia Management Investment Advisers, LLC	0.75%	(16.03%)	(1.63%)	0.67%
Seeks to provide shareholders with long-term capital growth.	Columbia Variable Portfolio - Emerging Markets Fund (Class 1) Columbia Management Investment Advisers, LLC	1.09%[1]	(32.90%)	(3.03%)	1.55%
Seeks to provide shareholders with maximum current income consistent with liquidity and stability of principal.	Columbia Variable Portfolio - Government Money Market Fund (Class 1) Columbia Management Investment Advisers, LLC	0.34%[1]	1.22%	0.99%	0.54%

80 RiverSource Variable Universal Life 6 Insurance — Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Seeks to provide shareholders with high current income as its primary objective and, as its secondary objective, capital growth.	Columbia Variable Portfolio - High Yield Bond Fund (Class 1) Columbia Management Investment Advisers, LLC	0.64%[1]	(10.54%)	2.42%	3.89%
Seeks to provide shareholders with a high total return through current income and capital appreciation.	Columbia Variable Portfolio - Income Opportunities Fund (Class 1) Columbia Management Investment Advisers, LLC	0.64%[1]	(10.01%)	2.22%	3.63%
Seeks to provide shareholders with a high level of current income while attempting to conserve the value of the investment for the longest period of time.	Columbia Variable Portfolio - Intermediate Bond Fund (Class 1) Columbia Management Investment Advisers, LLC	0.50%	(17.06%)	0.43%	1.39%
Seeks to provide shareholders with long-term capital growth.	Columbia Variable Portfolio - Large Cap Growth Fund (Class 1) Columbia Management Investment Advisers, LLC	0.70%[1]	(31.38%)	9.21%	12.60%
Seeks to provide shareholders with long-term capital appreciation.	Columbia Variable Portfolio - Large Cap Index Fund (Class 1) Columbia Management Investment Advisers, LLC	0.25%	(18.34%)	9.12%	12.22%
Seeks to provide shareholders with a level of current income consistent with preservation of capital.	Columbia Variable Portfolio - Limited Duration Credit Fund (Class 1) Columbia Management Investment Advisers, LLC	0.41%[1]	(6.08%)	1.31%	1.38%
Seeks total return, consisting of current income and capital appreciation.	Columbia Variable Portfolio - Long Government/Credit Bond Fund (Class 1) Columbia Management Investment Advisers, LLC	0.49%[1]	(27.55%)	(1.35%)	-
Seeks to provide shareholders with capital appreciation.	Columbia Variable Portfolio - Overseas Core Fund (Class 1) Columbia Management Investment Advisers, LLC	0.79%	(14.68%)	1.38%	4.22%
Seeks to provide shareholders with long-term growth of capital.	Columbia Variable Portfolio - Select Large Cap Value Fund (Class 1) Columbia Management Investment Advisers, LLC	0.69%	(1.84%)	8.11%	12.11%
Seeks to provide shareholders with growth of capital.	Columbia Variable Portfolio - Select Mid Cap Growth Fund (Class 1) Columbia Management Investment Advisers, LLC	0.82%[1]	(30.84%)	7.05%	10.16%
Seeks to provide shareholders with long-term growth of capital.	Columbia Variable Portfolio - Select Mid Cap Value Fund (Class 1) Columbia Management Investment Advisers, LLC	0.82%[1]	(9.44%)	8.01%	10.86%

RiverSource Variable Universal Life 6 Insurance — Prospectus 81

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Seeks to provide shareholders with long-term capital growth.	Columbia Variable Portfolio - Select Small Cap Value Fund (Class 1) Columbia Management Investment Advisers, LLC	0.85%[1]	(14.71%)	4.65%	9.39%
Seeks to provide shareholders with long-term capital appreciation.	Columbia Variable Portfolio - Seligman Global Technology Fund (Class 1) Columbia Management Investment Advisers, LLC	0.96%[1]	(31.72%)	14.63%	18.70%
Seeks total return, consisting of current income and capital appreciation.	Columbia Variable Portfolio - Strategic Income Fund (Class 1) Columbia Management Investment Advisers, LLC	0.68%[1]	(11.37%)	1.22%	2.36%
Seeks to provide shareholders with current income as its primary objective and, as its secondary objective, preservation of capital.	Columbia Variable Portfolio - U.S. Government Mortgage Fund (Class 1) Columbia Management Investment Advisers, LLC	0.45%	(14.14%)	(0.57%)	0.83%
Seeks to provide shareholders with a high level of current income.	CTIVP® - American Century Diversified Bond Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; American Century Investment Management, Inc., subadviser.	0.50%	(15.29%)	0.06%	1.22%
Non-diversified fund that seeks to provide shareholders with total return that exceeds the rate of inflation over the long term.	CTIVP® - BlackRock Global Inflation-Protected Securities Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; BlackRock Financial Management, Inc., subadviser; BlackRock International Limited, sub-subadviser.	0.60%[1]	(17.51%)	0.29%	1.38%
Seeks to provide shareholders with current income and capital appreciation.	CTIVP® - CenterSquare Real Estate Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; CenterSquare Investment Management LLC, subadviser.	0.80%	(24.12%)	4.03%	4.70%
Seeks to provide shareholders with long-term capital growth.	CTIVP® - MFS® Value Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; Massachusetts Financial Services Company, subadviser.	0.62%[1]	(6.10%)	7.34%	11.02%
Seeks to provide shareholders with long-term capital growth.	CTIVP® - Morgan Stanley Advantage Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; Morgan Stanley Investment Management Inc., subadviser.	0.70%	(41.07%)	5.40%	10.36%
Seeks to provide shareholders with long-term capital growth.	CTIVP® - Principal Blue Chip Growth Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; Principal Global Investors, LLC, subadviser.	0.70%	(28.01%)	7.69%	12.65%

82 RiverSource Variable Universal Life 6 Insurance — Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Seeks to provide shareholders with long-term growth of capital and income.	CTIVP® - T. Rowe Price Large Cap Value Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; T. Rowe Price Associates, Inc., subadviser.	0.69%	(4.96%)	7.02%	9.19%
Seeks to provide shareholders with total return through current income and capital appreciation.	CTIVP® - TCW Core Plus Bond Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; TCW Investment Management Company LLC, subadviser.	0.49%	(14.19%)	0.15%	0.95%
Seeks to provide shareholders with long-term growth of capital.	CTIVP® - Victory Sycamore Established Value Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; Victory Capital Management Inc., subadviser.	0.81%	(2.75%)	9.85%	13.10%
Seeks to provide shareholders with long-term capital growth.	CTIVP® - Westfield Mid Cap Growth Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; Westfield Capital Management Company, L.P., subadviser.	0.82%[1]	(25.60%)	8.74%	10.19%
Seeks capital appreciation.	DWS Alternative Asset Allocation VIP, Class A2 DWS Investment Management Americas Inc., adviser; RREEF America L.L.C., subadvisor.	0.83%	(7.42%)	2.83%	2.44%
Seeks long-term capital appreciation.	Fidelity® VIP Contrafund® Portfolio Initial Class Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.60%	(26.31%)	8.66%	11.43%
Seeks long-term growth of capital.	Fidelity® VIP Mid Cap Portfolio Initial Class Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, subadvisers.	0.61%	(14.74%)	5.95%	9.96%
Seeks a high level of current income and may also seek capital appreciation.	Fidelity® VIP Strategic Income Portfolio Initial Class Fidelity Management & Research Company (the Adviser) is the fund’s manager. Fidelity Management & Research Company (UK) Limited, Fidelity Management & Research Company (Hong Kong) Limited, Fidelity Management & Research Company (Japan) Limited, FIL Investment Advisers, FIL Investment Advisers (UK) Limited and FIL Investments (Japan) Limited, subadvisers.	0.67%	(11.26%)	1.35%	2.46%

RiverSource Variable Universal Life 6 Insurance — Prospectus 83

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Seeks to maximize income while maintaining prospects for capital appreciation. Under normal market conditions, the fund invests in a diversified portfolio of equity and debt securities.	Franklin Income VIP Fund - Class 1 Franklin Advisers, Inc.	0.46%	(5.24%)	4.56%	5.78%
Seeks capital appreciation, with income as a secondary goal. Under normal market conditions, the fund invests primarily in U.S. and foreign equity securities that the investment manager believes are undervalued.	Franklin Mutual Shares VIP Fund - Class 1 Franklin Mutual Advisers, LLC	0.69%	(7.15%)	3.42%	7.00%
Seeks long-term total return. Under normal market conditions, the fund invests at least 80% of its net assets in investments of small capitalization companies.	Franklin Small Cap Value VIP Fund - Class 1 Franklin Mutual Advisers, LLC	0.66%[1]	(9.82%)	5.74%	9.36%
Seeks total return with a low to moderate correlation to traditional financial market indices.	Invesco V.I. Balanced-Risk Allocation Fund, Series I Shares Invesco Advisers, Inc.	0.88%[1]	(14.35%)	2.19%	3.54%
Seeks capital appreciation.	Invesco V.I. Global Fund, Series I Shares Invesco Advisers, Inc.	0.81%	(31.77%)	2.85%	7.86%
Seeks total return.	Invesco V.I. Global Strategic Income Fund, Series I Shares Invesco Advisers, Inc.	0.91%[1]	(11.46%)	(1.30%)	0.63%
Seeks capital appreciation.	Invesco V.I. Main Street Small Cap Fund®, Series I Shares Invesco Advisers, Inc.	0.87%	(15.83%)	7.01%	10.88%
Seeks long-term growth of capital.	Invesco V.I. Technology Fund, Series I Shares Invesco Advisers, Inc.	0.98%	(39.95%)	6.31%	10.46%
Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.	Janus Henderson Balanced Portfolio: Institutional Shares Janus Henderson Investors US LLC	0.62%	(16.40%)	6.69%	8.43%
Seeks to obtain maximum total return, consistent with preservation of capital.	Janus Henderson Flexible Bond Portfolio: Institutional Shares Janus Henderson Investors US LLC	0.57%[1]	(13.66%)	0.50%	1.35%

84 RiverSource Variable Universal Life 6 Insurance — Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Seeks long-term growth of capital.	Janus Henderson Research Portfolio: Institutional Shares Janus Henderson Investors US LLC	0.56%	(29.89%)	8.17%	11.44%
Seeks long-term capital appreciation.	Lazard Retirement Global Dynamic Multi-Asset Portfolio - Investor Shares[3] Lazard Asset Management, LLC	0.90%[1]	(17.28%)	-	-
Seeks total return.	MFS® Utilities Series - Initial Class Massachusetts Financial Services Company	0.78%[1]	0.76%	9.00%	8.63%
The Fund seeks long-term capital growth by investing primarily in common stocks and other equity securities.	Morgan Stanley VIF Discovery Portfolio, Class I Shares Morgan Stanley Investment Management Inc.	0.95%[1]	(62.96%)	5.20%	7.96%
Seeks long-term growth of capital by investing primarily in securities of companies that meet the Fund's environmental, social and governance (ESG) criteria.	Neuberger Berman AMT Sustainable Equity Portfolio (Class I) Neuberger Berman Investment Advisers LLC	0.93%	(18.45%)	7.40%	10.89%
Seeks maximum real return, consistent with preservation of real capital and prudent investment management.	PIMCO VIT All Asset Portfolio, Institutional Class[2] Pacific Investment Management Company LLC	1.39%[1]	(11.66%)	3.37%	3.41%
Seeks maximum total return, consistent with preservation of capital and prudent investment management.	PIMCO VIT Total Return Portfolio, Institutional Class Pacific Investment Management Company LLC (PIMCO)	0.52%	(14.17%)	(0.03%)	1.07%
Seeks to provide shareholders with long-term capital appreciation.	Putnam VT Global Health Care Fund - Class IA Shares Putnam Investment Management, LLC. Though the investment advisor has retained the services of both Putnam Investments Limited (PIL) and the Putnam Advisory Company, LLC (PAC), PIL and PAC do not currently manage any assets of the fund.	0.76%	(4.44%)	11.66%	13.35%
Seeks high current income, consistent with preservation of capital, with capital appreciation as a secondary consideration. Under normal market conditions, the fund invests at least 80% of its net assets in debt securities of any maturity.	Templeton Global Bond VIP Fund - Class 1 Franklin Advisers, Inc.	0.52%[1]	(4.85%)	(2.08%)	(0.54%)

RiverSource Variable Universal Life 6 Insurance — Prospectus 85

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Seeks to provide a high level of total return that is consistent with an aggressive level of risk.	Variable Portfolio - Aggressive Portfolio (Class 1)[2] Columbia Management Investment Advisers, LLC	0.79%	(17.99%)	4.09%	6.88%
Seeks to provide a high level of total return that is consistent with a conservative level of risk.	Variable Portfolio - Conservative Portfolio (Class 1)[2] Columbia Management Investment Advisers, LLC	0.62%[1]	(15.26%)	0.61%	2.09%
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Volatility Conservative Fund (Class 1)[2,3] Columbia Management Investment Advisers, LLC	0.70%	(15.75%)	0.53%	-
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Volatility Conservative Growth Fund (Class 1)[2,3] Columbia Management Investment Advisers, LLC	0.72%	(16.88%)	1.02%	-
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Volatility Growth Fund (Class 1)[2,3] Columbia Management Investment Advisers, LLC	0.77%	(19.22%)	2.04%	-
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - Managed Volatility Moderate Growth Fund (Class 1)[2,3] Columbia Management Investment Advisers, LLC	0.73%	(17.94%)	1.64%	4.13%
Seeks to provide a high level of total return that is consistent with a moderate level of risk.	Variable Portfolio - Moderate Portfolio (Class 1)[2] Columbia Management Investment Advisers, LLC	0.71%	(16.42%)	2.58%	4.58%
Seeks to provide a high level of total return that is consistent with a moderately aggressive level of risk.	Variable Portfolio - Moderately Aggressive Portfolio (Class 1)[2] Columbia Management Investment Advisers, LLC	0.74%	(17.38%)	3.29%	5.71%
Seeks to provide a high level of total return that is consistent with a moderately conservative level of risk.	Variable Portfolio - Moderately Conservative Portfolio (Class 1)[2] Columbia Management Investment Advisers, LLC	0.67%	(15.93%)	1.59%	3.32%
Seeks to provide shareholders with a high level of current income while conserving the value of the investment for the longest period of time.	Variable Portfolio - Partners Core Bond Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; J.P. Morgan Investment Management Inc. and Allspring Global Investments, LLC, subadvisers.	0.47%	(13.29%)	0.12%	1.05%

86 RiverSource Variable Universal Life 6 Insurance — Prospectus

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Seeks to provide shareholders with long-term capital growth.	Variable Portfolio - Partners Core Equity Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; J.P. Morgan Investment Management Inc. and T. Rowe Price Associates, Inc., subadvisers.	0.68%	(17.35%)	7.84%	10.80%
Seeks to provide shareholders with long-term growth of capital.	Variable Portfolio - Partners International Core Equity Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; Schroder Investment Management North America Inc., subadviser; Schroder Investment Management North America Limited, sub-subadviser.	0.82%	(19.51%)	0.14%	3.03%
Seeks to provide shareholders with long-term capital growth.	Variable Portfolio - Partners International Growth Fund (Class 1) Columbia Management Investment Advisers LLC, adviser; William Blair Investment Management, LLC and Walter Scott & Partners Limited, subadvisers.	0.85%[1]	(26.69%)	0.42%	3.85%
Seeks to provide shareholders with long-term capital growth.	Variable Portfolio - Partners International Value Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; Pzena Investment Management, LLC and Thompson, Siegel & Walmsley LLC, subadvisers.	0.84%[1]	(11.46%)	(2.22%)	2.25%
Seeks to provide shareholders with long-term capital growth.	Variable Portfolio - Partners Small Cap Growth Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; Scout Investments, Inc. and Allspring Global Investments, LLC, subadvisers.	0.85%[1]	(28.97%)	4.30%	7.58%
Seeks to provide shareholders with long-term capital appreciation.	Variable Portfolio - Partners Small Cap Value Fund (Class 1) Columbia Management Investment Advisers, LLC, adviser; Segall Bryant & Hamill, LLC and William Blair Investment Management, LLC, subadvisers.	0.81%[1]	(12.94%)	3.14%	7.01%
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - U.S. Flexible Conservative Growth Fund (Class 1)[2,3] Columbia Management Investment Advisers, LLC	0.69%	(16.54%)	1.40%	-
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - U.S. Flexible Growth Fund (Class 1)[2,3] Columbia Management Investment Advisers, LLC	0.68%	(18.54%)	2.79%	-
Pursues total return while seeking to manage the Fund's exposure to equity market volatility.	Variable Portfolio - U.S. Flexible Moderate Growth Fund (Class 1)[2,3] Columbia Management Investment Advisers, LLC	0.68%	(17.36%)	2.17%	-

RiverSource Variable Universal Life 6 Insurance — Prospectus 87

Investment Objective	Fund and Adviser/Sub-Adviser	Current Expenses Ratio [NET]	Average Annual Total Returns (as of 12/31/2022)
			1 Year	5 Year	10 Year
Seeks to maximize total return.	Western Asset Variable Global High Yield Bond Portfolio - Class I Legg Mason Partners Fund Adviser, LLC; Western Asset Management Company, LLC, Western Asset Management Company Limited & Western Asset Management Pte. Ltd., sub-advisors.	0.79%	(13.72%)	0.61%	2.51%
1
This Fund and its investment adviser and/or affiliates have entered into a temporary expense reimbursement arrangement and/or fee waiver. The Fund’s annual expenses reflect temporary fee reductions. Please see the Fund’s prospectus for additional information.
2
This Fund is a fund of funds and invests substantially all of its assets in other underlying funds. Because the Fund invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including management fees.
3
This Fund is managed in a way that is intended to minimize volatility of returns. See “Principal Risks of Investing in the Contract.”

88 RiverSource Variable Universal Life 6 Insurance — Prospectus

Appendix B: Alternate Names for the AdvanceSource® Accelerated Benefit Rider for Chronic Illness
AdvanceSource® Accelerated Benefit Rider for Chronic Illness
Alternate Rider Name	Name is Used in
Long-Term Care Rider for Chronic Illness	Connecticut, Indiana, Kansas, Kentucky
Long Term Care Rider	Oregon
Accelerated Benefit Rider for Long-Term Care	Virginia, Texas
Qualified Long-Term Care Insurance Rider	Florida
Accelerated Benefit Rider for Qualified Long-Term Care	Washington
Accelerated Benefit Rider for Comprehensive Long-Term Care Insurance	California

RiverSource Variable Universal Life 6 Insurance — Prospectus 89

Appendix C: AdvanceSource® Rider Availability by Jurisdiction
The “Effective Dates” for AdvanceSource® Accelerated Benefit Rider for Long-Term Care described in this prospectus are shown below. On the Effective Date, in those jurisdictions identified below the AdvanceSource® Accelerated Benefit Rider for Chronic Illness is no longer available for sale.
Effective Date	Approval by Jurisdiction
April 29, 2019
Alabama, Alaska, Arkansas, Colorado, Connecticut, Georgia, Idaho,
Illinois, Iowa, Kansas, Kentucky, Louisiana, Maine, Maryland,
Massachusetts, Michigan, Minnesota, Mississippi, Missouri,
Nebraska, Nevada, New Hampshire, New Mexico, North Carolina,
Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island, South
Carolina, Tennessee, Texas, Utah, Vermont, Virginia, Washington,
West Virginia, Wisconsin, Wyoming.

September 13, 2019	Arizona, Delaware, Hawaii, North Dakota, South Dakota
December 17, 2022	District of Columbia, Indiana
Sales of the AdvanceSource® Accelerated Benefit Rider for Long-Term Care are not approved in California, Florida, Montana and New Jersey.

90 RiverSource Variable Universal Life 6 Insurance — Prospectus

Appendix D: Choice of Tax Test Availability by Jurisdiction
The “Effective Dates” for the Choice of Tax Test described in this prospectus are shown below.
Effective Date	Approval by Jurisdiction
February 21, 2020
Alabama, Alaska, Arizona, Arkansas, California, Colorado,
Connecticut, District of Columbia, Delaware, Florida, Georgia,
Hawaii, Idaho, Illinois, Indiana, Iowa, Kansas, Kentucky, Louisiana,
Maine, Maryland, Massachusetts, Michigan, Minnesota,
Mississippi, Missouri, Montana, Nebraska, Nevada, New
Hampshire, New Jersey, New Mexico, North Carolina, North
Dakota, Ohio, Oklahoma, Oregon, Pennsylvania, Rhode Island,
South Carolina, South Dakota, Tennessee, Texas, Utah, Vermont,
Virginia, Washington, West Virginia, Wisconsin and Wyoming.

RiverSource Variable Universal Life 6 Insurance — Prospectus 91

Appendix E: S&P Disclaimer
The “S&P 500 index” is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and has been licensed for use by RiverSource Life Insurance Company (“RiverSource Life”). S&P®, S&P 500®, US 500 and The 500 are trademarks of S&P Global, Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by RiverSource Life. It is not possible to invest directly in an index. RiverSource Life’s indexed products (the “Products”) are not sponsored, endorsed, sold or promoted by SPDJI, S&P, Dow Jones, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the S&P 500 index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to RiverSource Life with respect to the S&P 500 index is the licensing of the S&P 500 index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500 index is determined, composed and calculated by S&P Dow Jones Indices without regard to RiverSource Life or the Products. S&P Dow Jones Indices have no obligation to take the needs of RiverSource Life or the owners of the Products into consideration in determining, composing or calculating the S&P 500 index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Products or the timing of the issuance or sale of the Products or in the determination or calculation of the equation by which the Products are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the Products. There is no assurance that investment products based on the S&P 500 index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment or tax advisor. A tax advisor should be consulted to evaluate the impact of any tax-exempt securities on portfolios and the tax consequences of making any particular investment decision. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY RIVERSOURCE LIFE, OWNERS OF THE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBLITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND RIVERSOURCE LIFE, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

92 RiverSource Variable Universal Life 6 Insurance — Prospectus

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Additional information about RiverSource Variable Life Separate Account (Registrant) is included in the SAI. The SAI is available, without charge, upon request. To request the SAI, to obtain information about your policy or for other investor inquiries, contact your sales representative or RiverSource Life Insurance Company at the telephone number and address listed below. The SAI dated the same date as this prospectus is incorporated by reference into this prospectus.
Reports and other information about the Registrant are available on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.
Investment Company Act File #811-04298
EDGAR Contract Identifier: C000206154
RiverSource Distributors, Inc. (Distributor), Member FINRA. Issued by RiverSource Life Insurance Company, Minneapolis, Minnesota. Affiliated with Ameriprise Financial Services, LLC.
© 2008-2023 RiverSource Life Insurance Company. All rights reserved.

RiverSource Life Insurance Company
70100 Ameriprise Financial Center
Minneapolis, MN 55474
1-800-862-7919
PRO9088_12_B01_(05/23)

PART B: STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

FOR

RIVERSOURCE® VARIABLE UNIVERSAL LIFE INSURANCE (VUL)

RIVERSOURCE® VARIABLE UNIVERSAL LIFE INSURANCE III (VUL III)

RIVERSOURCE® VARIABLE UNIVERSAL LIFE IV (VUL IV)

RIVERSOURCE® VARIABLE UNIVERSAL LIFE IV – ESTATE SERIES (VUL IV – ES)

RIVERSOURCE® VARIABLE UNIVERSAL LIFE 5 (VUL 5)

RIVERSOURCE® VARIABLE UNIVERSAL LIFE 5 – ESTATE SERIES (VUL 5 – ES)

RIVERSOURCE® VARIABLE UNIVERSAL LIFE 6 INSURANCE (VUL 6)

RIVERSOURCE® SURVIVORSHIP VARIABLE UNIVERSAL LIFE INSURANCE (SVUL)

May 1, 2023

Issued by:	RiverSource Life Insurance Company

70100 Ameriprise Financial Center

Minneapolis, MN 55474

Telephone: 1-800-862-7919

(Home Office)

Website address: riversource.com/lifeinsurance

RiverSource Variable Life Separate Account

RiverSource Variable Life Separate Account is a separate account of RiverSource Life Insurance Company (RiverSource Life).

This Statement of Additional Information (SAI) is not a prospectus. It should be read together with the prospectus dated the same date as this SAI, which may be obtained by writing or calling us at the address and telephone number above.

This SAI contains financial information for all the subaccounts of RiverSource Variable Life Separate Account. Not all subaccounts of RiverSource Variable Life Separate Account apply to your specific contract.

SAI9015_12_B01_(05/23)

2	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Information about RiverSource Life

We are a stock life insurance company organized in 1957 under the laws of the state of Minnesota and are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474.

We conduct a conventional life insurance business. We are licensed to do business in 49 states, the District of Columbia and American Samoa. Our primary products currently include fixed and variable annuity contracts and life insurance policies.

OWNERSHIP

We are a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). The Ameriprise Financial family of companies offers not only insurance and annuities, but also mutual funds, investment certificates and a broad range of financial management services.

STATE REGULATION

We are subject to the laws of Minnesota governing insurance companies and to regulation by the Minnesota Department of Commerce. In addition, we are subject to regulation under the insurance laws of other jurisdictions in which we operate. We file an annual statement in a prescribed form with Minnesota’s Department of Commerce and in each state in which we do business. Our books and accounts are subject to review by the Minnesota Department of Commerce at all times and a full examination of our operations is conducted periodically.

REPORTS

At least once a year we will mail to you, at your last known address of record, a report containing all information required by law or regulation, including a statement showing the current policy value.

RATING AGENCIES

We receive ratings from independent rating agencies. These agencies evaluate the creditworthiness and claims-paying ability of insurance companies on a number of different factors. The ratings reflect each agency’s estimation of our ability to meet our contractual obligations such as paying death benefits and other distributions. As such, the ratings relate to our fixed account and not to the subaccounts. This information generally does not relate to the management or performance of the subaccounts.

For detailed information on the agency rating given to us, see “Investor Relations — Financial Information — Credit Ratings” on our website at ameriprise.com or contact your sales representative. You also may view our current ratings by visiting the agency websites directly at:

A.M. Best	www.ambest.com

Moody’s	www.moodys.com

Standard & Poor’s	www.standardandpoors.com

A.M. Best — Rates insurance companies for their financial strength.

Moody’s — Rates insurance companies for their financial strength.

Standard & Poor’s — Rates insurance companies for their financial strength.

The Variable Account

We established RiverSource Variable Life Separate Account (the “Variable Account”) on Oct. 16, 1985, under Minnesota law. It is registered as a single unit investment trust under the Investment Company Act of 1940. This registration does not involve any SEC supervision of the Variable Account’s management or investment practices or policies.

The Variable Account meets the definition of a separate account under federal securities laws. Other variable life insurance policies that are not described in this statement of additional information also invest in subaccounts of the Variable Account.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	3

Principal Underwriter

RiverSource Distributors, Inc. (RiverSource Distributors), our affiliate, serves as principal underwriter for the policy, which is offered on a continuous basis. Its offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474. RiverSource Distributors is registered with the Securities and Exchange Commission under the Securities Act of 1934 as a broker dealer and is a member of the Financial Industry Regulatory Authority (FINRA). The policies are offered to the public through certain securities broker-dealers that have entered into sales agreements with us and RiverSource Distributors and whose personnel are legally authorized to sell life insurance products. RiverSource Distributors is a wholly-owned subsidiary of Ameriprise Financial, Inc.

The aggregate dollar amount of underwriting commissions paid to RiverSource Distributors by RiverSource Life for the variable accounts in 2022 was $408,452,683, in 2021 was $494,414,780 and in 2020 was $400,566,242. RiverSource Distributors retains no underwriting commissions from the sale of the policy.

Non-Principal Risks of Investing in the Policy

Fund of Funds Risk. Funds that are “funds of funds” (or “feeder funds”) invest substantially all of their assets in other funds and will therefore bear a pro-rata share of fees and expenses incurred by both funds. This will reduce your investment return.

Money Market Fund Sub-Account Delay of Payment Risk. If, pursuant to SEC rules, a Fund that is a money market fund suspends payment of redemption proceeds in connection with a liquidation of such Fund, we will delay payment of any transfer, partial withdrawal, full surrender, or death benefit from the corresponding Subaccount until the Fund is liquidated.

Mixed and Shared Funding Risk. Fund shares may be sold to our insurance company affiliates or other unaffiliated insurance companies to serve as an underlying investment for variable annuity contracts and variable life insurance policies, pursuant to a practice known as mixed and shared funding. As a result, there is a possibility that a material conflict may arise between the interests of Owners, and other Owner’s investing in these Funds. If a material conflict arises, we will consider what action may be appropriate, including removing the Fund from the Variable Account or replacing the Fund with another underlying Fund.

LIMITATIONS ON USE OF THE POLICY

If mandated by applicable law, including, but not limited to, federal anti-money laundering laws, we may be required to reject a premium payment. We may also be required to block an Owner’s access to Policy Values or to satisfy other statutory obligations. Under these circumstances we may refuse to implement requests for transfers, surrenders or death benefits until instructions are received from the appropriate government authority or a court of competent jurisdiction.

BUSINESS CONTINUITY/DISASTER RECOVERY

Disruptive events, including natural or man-made disasters and public health crises may adversely affect our ability to conduct business, including if our employees or the employees of intermediaries or service providers are unable to perform their responsibilities as a result of any such event. Such disruptions to our business operations could interfere with processing of transactions (including the issuance of policies). Also, disruptions may interfere with our ability to receive, pick up and process mail and messages, impact our ability to calculate values, or cause other operational or system issues. Furthermore, these disruptions may persist even if our employees or the employees of intermediaries or service providers are able to work remotely. These events may also impact the issuers of securities in which the Funds invest, which may cause the Funds to lose value. There can be no assurance that RiverSource Life, the Funds or our service providers will avoid losses affecting your policy due to a disaster or other catastrophe.

4	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Services

Our Service Center performs certain administrative services on the contracts and policies we issue. The address and telephone number of our Service Center are listed on the first page of the prospectus.

We also have entered into agreements with certain entities to provide the identified services in connection with the contracts and policies we issue. The entities engaged by RiverSource Life may change over time. Entities that provided a significant amount of services to RiverSource Life in 2022, and the compensation paid for such services are listed in the table below.

Name of Service Provider	Services Provided	Principal Business Address	Basis for Compensation Paid
Ameriprise Financial, Inc. (“AFI”)*	Business affairs management and administrative support related to existing contracts and policies	707 Second Avenue South Minneapolis, MN 55402 USA	Expense allocation based primarily on policies in force, secondarily on policies issued or cash sales (for acquisition expenses)

Ameriprise India Private Limited (“Amp India”)*	Administrative support related to new business and servicing of existing contracts and policies	Plot No. 14, Sector 18 Udyog Vihar Gurugram, Haryana – 122 015 India	Expense allocation based on number of service provider employees dedicated to performing services

Sykes Enterprises Incorporated	Administrative support related to new business and servicing of existing contracts and policies	10th Floor, Glorietta BPO 1 Office Tower Makati City 1224 Metro Manila Philippines	Expense allocation based on number of contacts made or received from customers

*	Affiliated Entities

The aggregate dollar amount paid to AFI by RiverSource Life for the services provided in 2022 was $20,635,581, in 2021 was $20,285,993 and in 2020 was $21,440,537.

The aggregate dollar amount paid to Amp India by RiverSource Life for the services provided in 2022 was $3,629,759, in 2021 was $3,017,114 and in 2020 was $3,019,350.

The aggregate dollar amount paid to Sykes by RiverSource Life for the services provided in 2022 was $1,497,395, in 2021 was $1,473,834 and in 2020 was $1,471,114.

Custodian

RiverSource Life is the custodian of the assets of RiverSource Variable Life Separate Account. RiverSource Life holds these assets for safekeeping, maintains records and accounts relating to the variable account including purchase and redemption transactions, and is responsible for administration of the policies. RiverSource Life’s principal offices are located at 70100 Ameriprise Financial Center, Minneapolis, MN 55474.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	5

Additional Information about the Operation of the Policies

ADDITIONAL INFORMATION ON PAYMENT OPTIONS FOR VUL, VUL III, VUL IV, VUL IV – ES, VUL 5, VUL 5 – ES VUL 6 AND SVUL

VUL

Option B — Payments for a specified period: We will make fixed monthly payments for any number of years you specify. Here are examples of monthly payments for each $1,000 placed under this option:

Payment Period (Years)	Monthly Payment per $1,000 Placed Under Option B
5	$18.32

10	10.06

15	7.34

20	6.00

25	5.22

30	4.72

We will furnish monthly amounts for other payment periods at your request, without charge.

Option C — Lifetime income: We will make monthly payments for the life of the person (payee) who is to receive the income. Payment will be guaranteed for 10, 15 or 20 years.

We will base the amount of each monthly payment per $1,000 placed under this option on the table of settlement rates in effect at the time of the first payment. The amount depends on the sex and adjusted age of the payee on that date. Adjusted age means the age of the payee (on the payee’s nearest birthday) minus an adjustment as follows:

Calendar Year of Payee’s Birth	Adjustment	Calendar Year of Payee’s Birth	Adjustment
Before 1920	0	1945-1949	6

1920-1924	1	1950-1959	7

1925-1929	2	1960-1969	8

1930-1934	3	1970-1979	9

1935-1939	4	1980-1989	10

1940-1944	5	After 1989	11

The amount of each monthly payment per $1,000 placed under this option will not be less than amounts shown in the next table.

We will furnish monthly amounts for any adjusted age not shown at your request, without charge.

Option C Table

	Life Income per $1,000 with Payments Guaranteed for

	10 Years		15 Years		20 Years

Adjusted Age Payee	Male	Female	Male	Female	Male	Female
50	$4.22	$3.89	$4.17	$3.86	$4.08	$3.82

55	4.62	4.22	4.53	4.18	4.39	4.11

60	5.14	4.66	4.96	4.57	5.71	4.44

65	5.81	5.22	5.46	5.05	5.02	4.79

70	6.61	5.96	5.96	5.60	5.27	5.12

75	7.49	6.89	6.38	6.14	5.42	5.35

VUL III

Option B — Payments for a specified period: We will make fixed monthly payments for any number of years you specify. Here are examples of monthly payments for each $1,000 placed under this option:

Payment Period (Years)	Monthly Payment per $1,000 Placed Under Option B
10	$9.61

15	6.87

20	5.51

25	4.71

30	4.18

6	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

We will furnish monthly amounts for other payment periods at your request, without charge.

Option C — Lifetime income: We will make monthly payments for the life of the person (payee) who is to receive the income. Payment will be guaranteed for 10, 15 or 20 years.

We will base the amount of each monthly payment per $1,000 placed under this option on the table of settlement rates in effect at the time of the first payment. The amount depends on the sex and adjusted age of the payee on that date. Adjusted age means the age of the payee (on the payee’s nearest birthday) minus an adjustment as follows:

Calendar Year of Payee’s Birth	Adjustment	Calendar Year of Payee’s Birth	Adjustment
Before 1920	0	1945-1949	6

1920-1924	1	1950-1959	7

1925-1929	2	1960-1969	8

1930-1934	3	1970-1979	9

1935-1939	4	1980-1989	10

1940-1944	5	After 1989	11

The amount of each monthly payment per $1,000 placed under this option will not be less than amounts shown in the next table.

We will furnish monthly amounts for any adjusted age not shown at your request, without charge.

Option C Table

	Life Income per $1,000 with Payments Guaranteed for

	10 Years		15 Years		20 Years

Adjusted Age Payee	Male	Female	Male	Female	Male	Female
50	$4.22	$3.89	$4.17	$3.86	$4.08	$3.82

55	4.62	4.22	4.53	4.18	4.39	4.11

60	5.14	4.66	4.96	4.57	5.71	4.44

65	5.81	5.22	5.46	5.05	5.02	4.79

70	6.61	5.96	5.96	5.60	5.27	5.12

75	7.49	6.89	6.38	6.14	5.42	5.35

VUL IV/VUL IV – ES

Option B — Payments for a specified period: We will make fixed monthly payments for any number of years you specify. Here are examples of monthly payments for each $1,000 placed under this option:

Payment Period (Years)	Monthly Payment per $1,000 Placed Under Option B
10	$9.61

15	6.87

20	5.51

25	4.71

30	4.18

We will furnish monthly amounts for other payment periods at your request, without charge.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	7

Option C — Lifetime income: We will base the amount of each monthly payment per $1,000 placed under this option on the table of settlement rates in effect at the time of the first payment. The amount depends on the sex and age of the payee on that date.

Option C Table

		Life Income per $1,000 with Payments Guaranteed for

Age Payee	Beginning in Year	5 Years		10 Years		15 Years
		Male	Female	Male	Female	Male	Female
65	2025	$4.95	$4.43	$4.87	$4.40	$4.73	$4.34

	2030	4.88	4.38	4.81	4.35	4.68	4.30

	2035	4.81	4.33	4.75	4.30	4.63	4.25

	2040	4.75	4.28	4.69	4.26	4.58	4.21

	2045	4.69	4.24	4.63	4.22	4.53	4.18

70	2025	5.71	5.03	5.53	4.96	5.24	4.83

	2030	5.61	4.95	5.45	4.89	5.18	4.77

	2035	5.52	4.89	5.37	4.83	5.13	4.72

	2040	5.43	4.82	5.29	4.77	5.07	4.67

	2045	5.35	4.76	5.22	4.72	5.02	4.63

75	2025	6.71	5.88	6.32	5.71	5.78	5.41

	2030	6.58	5.78	6.23	5.62	5.73	5.35

	2035	6.46	5.68	6.14	5.54	5.67	5.30

	2040	6.34	5.59	6.05	5.47	5.62	5.24

	2045	6.23	5.51	5.96	5.39	5.56	5.19

85	2025	9.79	8.78	8.19	7.74	6.67	6.54

	2030	9.60	8.59	8.11	7.64	6.65	6.52

	2035	9.41	8.42	8.03	7.55	6.63	6.49

	2040	9.23	8.25	7.95	7.46	6.61	6.47

	2045	9.05	8.10	7.87	7.38	6.59	6.44

The table above is based on the “1983 Individual Annuitant Mortality Table A” at 3% with 100% Projection Scale G. Settlement Rates for any year, age, or any combination of year, age and sex not shown above, will be calculated on the same basis as those rates shown in the table above. We will furnish such rates on request.

VUL 5/VUL 5 – ES

Option B — Payments for a specified period: We will make fixed monthly payments for any number of years you specify. Here are examples of monthly payments for each $1,000 placed under this option:

Payment Period (Years)	Monthly Payment per $1,000 Placed Under Option B
10	$9.18

15	6.42

20	5.04

25	4.22

30	3.68

We will furnish monthly amounts for other payment periods at your request, without charge.

8	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Option C — Lifetime income: We will base the amount of each monthly payment per $1,000 placed under this option on the table of settlement rates in effect at the time of the first payment. The amount depends on the sex and age of the payee on that date.

Option C Table

		Life Income per $1,000 with Payments Guaranteed for

Age Payee	Beginning in Year	5 Years		10 Years		15 Years
		Male	Female	Male	Female	Male	Female
65	2025	$4.39	$3.97	$4.32	$3.94	$4.19	$3.88

	2035	4.25	3.86	4.19	3.84	4.08	3.79

	2040	4.18	3.81	4.13	3.79	4.03	3.74

75	2025	6.13	5.52	5.78	5.33	5.27	5.01

	2035	5.88	5.30	5.59	5.15	5.16	4.88

	2040	5.77	5.20	5.50	5.06	5.10	4.82

85	2025	9.20	8.56	7.68	7.40	6.18	6.10

	2035	8.81	8.16	7.50	7.20	6.14	6.05

	2040	8.63	7.97	7.42	7.10	6.12	6.02

The table above is based on the “Annuity 2000 Mortality Table” with 100% Projection Scale G at 2.00% annual effective interest rate. Settlement rates for any year, age, or any combination of year, age and sex not shown above, will be calculated on the same basis as those rates shown in the table above. We will furnish such rates upon request.

VUL 6

Option B — Payments for a specified period: We will make fixed monthly payments for any number of years you specify. Here are examples of monthly payments for each $1,000 placed under this option:

Payment Period (Years)	Monthly Payment per $1,000 Placed Under Option B
10	$8.44

15	5.66

20	4.27

25	3.44

30	2.88

We will furnish monthly amounts for other payment periods at your request, without charge.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	9

Option C — Lifetime income: We will base the amount of each monthly payment per $1,000 placed under this option on the table of settlement rates in effect at the time of the first payment. The amount depends on the sex and age of the payee on that date.

Option C Table

		Life Income per $1,000 with Payments Guaranteed for

Age Payee	Beginning in Year	5 Years		10 Years		15 Years
		Male	Female	Male	Female	Male	Female
65	2025	$3.60	$3.21	$3.55	$3.19	$3.44	$3.14

	2030	3.53	3.16	3.48	3.14	3.39	3.09

	2035	3.46	3.10	3.42	3.08	3.34	3.05

	2040	3.40	3.05	3.37	3.04	3.29	3.00

	2045	3.35	3.01	3.31	2.99	3.24	2.96

70	2025	4.34	3.84	4.21	3.79	3.99	3.67

	2030	4.25	3.77	4.13	3.72	3.92	3.61

	2035	4.16	3.69	4.05	3.65	3.87	3.55

	2040	4.08	3.63	3.98	3.59	3.81	3.50

	2045	4.00	3.56	3.91	3.53	3.75	3.45

75	2025	5.33	4.74	5.03	4.58	4.57	4.30

	2030	5.20	4.63	4.93	4.49	4.51	4.23

	2035	5.08	4.53	4.84	4.40	4.45	4.17

	2040	4.97	4.43	4.75	4.32	4.39	4.11

	2045	4.87	4.34	4.67	4.24	4.34	4.05

85	2025	8.40	7.77	6.98	6.70	5.52	5.44

	2030	8.20	7.57	6.90	6.60	5.50	5.41

	2035	8.02	7.37	6.81	6.50	5.47	5.38

	2040	7.84	7.19	6.72	6.40	5.45	5.36

	2045	7.67	7.03	6.64	6.30	5.43	5.33

The table above is based on the “Annuity 2000 Mortality Table” with 100% Projection Scale G at 0.50% annual effective interest rate. Settlement rates for any combination of year, age and sex not shown above will be calculated on the same basis as those rates shown in the table above. We will furnish such rates upon request.

SVUL

Option B — Payments for a specified period: We will make fixed monthly payments for any number of years you specify.

Here are examples of monthly payments for each $1,000 placed under this option:

Payment Period (Years)	Monthly Payment per $1,000 Placed Under Option B
10	$8.44

15	5.66

20	4.27

25	3.44

30	2.88

We will furnish monthly amounts for other payment periods at your request, without charge.

Option C — Lifetime income: We will base the amount of each monthly payment per $1,000 placed under this option on the table of settlement rates in effect at the time of the first payment. The amount depends on the sex and age of the payee on that date.

10	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Option C Table

		Life Income per $1,000 with Payments Guaranteed for

Age Payee	Beginning in Year	5 Year		10 Years		15 Years
		Male	Female	Male	Female	Male	Female
65	2025	$3.60	$3.21	$3.55	$3.19	$3.44	$3.14

	2030	3.53	3.16	3.48	3.14	3.39	3.09

	2035	3.46	3.10	3.42	3.08	3.34	3.05

	2040	3.40	3.05	3.37	3.04	3.29	3.00

	2045	3.35	3.01	3.31	2.99	3.24	2.96

70	2025	4.34	3.84	4.21	3.79	3.99	3.67

	2030	4.25	3.77	4.13	3.72	3.92	3.61

	2035	4.16	3.69	4.05	3.65	3.87	3.55

	2040	4.08	3.63	3.98	3.59	3.81	3.50

	2045	4.00	3.56	3.91	3.53	3.75	3.45

75	2025	5.33	4.74	5.03	4.58	4.57	4.30

	2030	5.20	4.63	4.93	4.49	4.51	4.23

	2035	5.08	4.53	4.84	4.40	4.45	4.17

	2040	4.97	4.43	4.75	4.32	4.39	4.11

	2045	4.87	4.34	4.67	4.24	4.34	4.05

85	2025	8.40	7.77	6.98	6.70	5.52	5.44

	2030	8.20	7.57	6.90	6.60	5.50	5.41

	2035	8.02	7.37	6.81	6.50	5.47	5.38

	2040	7.84	7.19	6.72	6.40	5.45	5.36

	2045	7.67	7.03	6.64	6.30	5.43	5.33

The table above is based on the “Annuity 2000 Mortality Table” with 100% Projection Scale G at 0.50% annual effective interest rate.

Independent Registered Public Accounting Firm

The consolidated financial statements of RiverSource Life Insurance Company and its subsidiaries as of December 31, 2022 and December 31, 2021 and for each of the three years in the period ended December 31, 2022 and the financial statements of each of the divisions of RiverSource Variable Life Separate Account as of December 31, 2022 and for the period then ended and the statement of changes in net assets for the period ended December 31, 2021 included in this Statement of Additional Information have been so included in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP provides accounting and auditing services to RiverSource Life and the variable account. PricewaterhouseCoopers LLP’s principal business address is 45 South Seventh Street, Suite 3400, Minneapolis, MN 55402.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	11

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS OF RIVERSOURCE LIFE INSURANCE COMPANY AND

THE POLICY OWNERS OF RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the divisions of RiverSource Variable Life Separate Account, as indicated in Note 1, sponsored by RiverSource Life Insurance Company, as of December 31, 2022, and the related statements of operations and of changes in net assets for each of the periods indicated in Note 1, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the divisions of RiverSource Variable Life Separate Account as of December 31, 2022, and the results of each of their operations and the changes in each of their net assets for each of the periods indicated in Note 1, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the RiverSource Life Insurance Company management. Our responsibility is to express an opinion on the financial statements of each of the divisions of the RiverSource Variable Life Separate Account based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to each of the divisions of the RiverSource Variable Life Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of investments owned as of December 31, 2022 by correspondence with the transfer agents of the investee mutual funds. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

April 20, 2023

We have served as the auditor of one or more of the divisions of RiverSource Variable Life Separate Account since 2010.

12	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Assets and Liabilities

December 31, 2022	AB VPS Dyn Asset Alloc, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl A	AB VPS Lg Cap Gro, Cl B
Assets
Investments, at fair value(1),(2)	$450,808	$32,111,432	$34,925,586	$10,257,494	$55,103,007
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	29	149	—	12,258	14,098
Receivable for share redemptions	70	40,598	47,737	—	19,233
Total assets	450,907	32,152,179	34,973,323	10,269,752	55,136,338

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	70	11,576	12,572	—	16,566
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	29,022	35,165	—	2,667
Payable for investments purchased	29	149	—	12,258	14,098
Total liabilities	99	40,747	47,737	12,258	33,331
Net assets applicable to Variable Life contracts in accumulation period	450,722	32,111,294	34,925,496	10,257,494	55,102,770
Net assets applicable to seed money	86	138	90	—	237
Total net assets	$450,808	$32,111,432	$34,925,586	$10,257,494	$55,103,007
(1) Investment shares	57,137	1,132,279	2,707,410	174,151	1,030,926
(2) Investments, at cost	$630,561	$32,443,889	$38,506,837	$12,718,131	$62,136,057

December 31, 2022 (continued)	Allspg VT Index Asset Alloc, Cl 2	Allspg VT Intl Eq, Cl 2	Allspg VT Opp, Cl 1	Allspg VT Opp, Cl 2	Allspg VT Sm Cap Gro, Cl 1
Assets
Investments, at fair value(1),(2)	$12,735,523	$18,301,431	$298,318	$14,058,158	$3,974,263
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	3,683	—	317	2,961	3,763
Receivable for share redemptions	4,245	16,288	—	5,639	—
Total assets	12,743,451	18,317,719	298,635	14,066,758	3,978,026

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	4,245	7,681	—	5,161	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	8,607	—	478	—
Payable for investments purchased	3,683	—	317	2,961	3,763
Total liabilities	7,928	16,288	317	8,600	3,763
Net assets applicable to Variable Life contracts in accumulation period	12,735,445	18,301,343	298,318	14,058,051	3,974,263
Net assets applicable to seed money	78	88	—	107	—
Total net assets	$12,735,523	$18,301,431	$298,318	$14,058,158	$3,974,263
(1) Investment shares	764,437	10,640,367	13,414	629,846	494,311
(2) Investments, at cost	$14,884,573	$29,714,742	$350,793	$15,561,953	$5,796,840

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	13

Statement of Assets and Liabilities

December 31, 2022 (continued)	Allspg VT Sm Cap Gro, Cl 2	ALPS Alerian Engy Infr, Class I	ALPS Alerian Engy Infr, Class III	AC VP Intl, Cl I	AC VP Intl, Cl II
Assets
Investments, at fair value(1),(2)	$23,862,130	$1,591,772	$16,964,959	$11,783,872	$9,820,889
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	5,882	4,332	4,294	—	—
Receivable for share redemptions	6,784	—	4,740	16,588	13,754
Total assets	23,874,796	1,596,104	16,973,993	11,800,460	9,834,643

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	6,784	—	4,740	5,416	3,122
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	—	—	11,172	10,632
Payable for investments purchased	5,882	4,332	4,294	—	—
Total liabilities	12,666	4,332	9,034	16,588	13,754
Net assets applicable to Variable Life contracts in accumulation period	23,862,053	1,591,772	16,964,816	11,783,872	9,820,801
Net assets applicable to seed money	77	—	143	—	88
Total net assets	$23,862,130	$1,591,772	$16,964,959	$11,783,872	$9,820,889
(1) Investment shares	3,160,547	160,461	1,713,632	1,236,503	1,032,691
(2) Investments, at cost	$33,040,109	$1,536,417	$16,165,924	$12,423,150	$11,635,496

December 31, 2022 (continued)	AC VP Val, Cl I	AC VP Val, Cl II	BlackRock Global Alloc, Cl I	BlackRock Global Alloc, Cl III	Calvert VP EAFE Intl Index, Cl F
Assets
Investments, at fair value(1),(2)	$60,397,126	$38,289,023	$4,740,704	$12,172,831	$46,945
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	7,474	592	738	1,769	—
Receivable for share redemptions	44,949	17,877	—	6,379	—
Total assets	60,449,549	38,307,492	4,741,442	12,180,979	46,945

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	26,072	11,081	—	3,476	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	18,877	6,796	—	2,903	—
Payable for investments purchased	7,474	592	738	1,769	—
Total liabilities	52,423	18,469	738	8,148	—
Net assets applicable to Variable Life contracts in accumulation period	60,397,126	38,288,938	4,740,704	12,172,732	46,945
Net assets applicable to seed money	—	85	—	99	—
Total net assets	$60,397,126	$38,289,023	$4,740,704	$12,172,831	$46,945
(1) Investment shares	4,851,175	3,072,955	320,968	1,025,512	565
(2) Investments, at cost	$41,329,585	$32,200,167	$5,651,340	$15,042,953	$45,016

See accompanying notes to financial statements.

14	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Assets and Liabilities

December 31, 2022 (continued)	Calvert VP EAFE Intl Index, Cl I	Calvert VP Nasdaq 100 Index, Cl F	Calvert VP Nasdaq 100 Index, Cl I	Calv VP Russ 2000 Sm Cap Ind, Cl F	Calv VP Russ 2000 Sm Cap Ind, Cl I
Assets
Investments, at fair value(1),(2)	$1,298,819	$139,649	$1,845,935	$41,423	$1,383,496
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	54	78	8,471	—	1,578
Receivable for share redemptions	—	—	—	—	—
Total assets	1,298,873	139,727	1,854,406	41,423	1,385,074

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	—	—	—	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	—	—	—	—
Payable for investments purchased	54	78	8,471	—	1,578
Total liabilities	54	78	8,471	—	1,578
Net assets applicable to Variable Life contracts in accumulation period	1,298,819	139,649	1,845,935	41,423	1,383,496
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$1,298,819	$139,649	$1,845,935	$41,423	$1,383,496
(1) Investment shares	15,547	1,535	19,844	605	20,027
(2) Investments, at cost	$1,198,669	$155,886	$1,995,682	$46,810	$1,424,567

December 31, 2022 (continued)	Calvert VP SRI Bal, Cl I	Col VP Bal, Cl 1	Col VP Bal, Cl 3	Col VP Commodity Strategy, Cl 1	Col VP Commodity Strategy, Cl 2
Assets
Investments, at fair value(1),(2)	$14,278,577	$14,226,768	$190,709,099	$1,842,161	$1,251,045
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	697	9,047	10,043	—	—
Receivable for share redemptions	5,808	—	108,577	1,215	1,833
Total assets	14,285,082	14,235,815	190,827,719	1,843,376	1,252,878

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	5,808	—	101,104	—	—
Minimum death benefit guarantee risk charge	—	—	706	—	—
Contract terminations	—	—	6,767	1,215	1,833
Payable for investments purchased	697	9,047	10,043	—	—
Total liabilities	6,505	9,047	118,620	1,215	1,833
Net assets applicable to Variable Life contracts in accumulation period	14,278,498	14,226,768	190,708,942	1,842,161	1,251,045
Net assets applicable to seed money	79	—	157	—	—
Total net assets	$14,278,577	$14,226,768	$190,709,099	$1,842,161	$1,251,045
(1) Investment shares	6,897,863	404,744	5,478,572	360,501	249,710
(2) Investments, at cost	$15,387,817	$15,191,180	$110,351,640	$2,105,116	$1,433,300

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	15

Statement of Assets and Liabilities

December 31, 2022 (continued)	Col VP Contrarian Core, Cl 1	Col VP Contrarian Core, Cl 2	Col VP Disciplined Core, Cl 1	Col VP Disciplined Core, Cl 2	Col VP Disciplined Core, Cl 3
Assets
Investments, at fair value(1),(2)	$4,593,747	$4,639,254	$2,832,187	$2,717,455	$283,960,420
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	11,751	5,741	3,013	4,298	13,478
Receivable for share redemptions	—	—	—	—	166,547
Total assets	4,605,498	4,644,995	2,835,200	2,721,753	284,140,445

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	—	—	—	166,217
Minimum death benefit guarantee risk charge	—	—	—	—	330
Contract terminations	—	—	—	—	—
Payable for investments purchased	11,751	5,741	3,013	4,298	13,478
Total liabilities	11,751	5,741	3,013	4,298	180,025
Net assets applicable to Variable Life contracts in accumulation period	4,593,747	4,639,254	2,832,187	2,717,455	283,960,103
Net assets applicable to seed money	—	—	—	—	317
Total net assets	$4,593,747	$4,639,254	$2,832,187	$2,717,455	$283,960,420
(1) Investment shares	138,784	143,897	39,314	38,926	4,006,779
(2) Investments, at cost	$4,804,507	$3,439,357	$2,848,927	$2,271,640	$90,352,212

December 31, 2022 (continued)	Col VP Divd Opp, Cl 1	Col VP Divd Opp, Cl 2	Col VP Divd Opp, Cl 3	Col VP Emerg Mkts Bond, Cl 1	Col VP Emerg Mkts Bond, Cl 2
Assets
Investments, at fair value(1),(2)	$5,557,249	$5,031,581	$204,738,441	$421,900	$587,060
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	2,903	—	—	726	40
Receivable for share redemptions	—	523	138,481	—	—
Total assets	5,560,152	5,032,104	204,876,922	422,626	587,100

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	—	82,342	—	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	523	56,139	—	—
Payable for investments purchased	2,903	—	—	726	40
Total liabilities	2,903	523	138,481	726	40
Net assets applicable to Variable Life contracts in accumulation period	5,557,249	5,031,581	204,738,272	421,900	587,060
Net assets applicable to seed money	—	—	169	—	—
Total net assets	$5,557,249	$5,031,581	$204,738,441	$421,900	$587,060
(1) Investment shares	148,828	139,186	5,572,630	56,104	78,067
(2) Investments, at cost	$5,038,422	$3,916,127	$97,998,615	$481,119	$723,942

See accompanying notes to financial statements.

16	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Assets and Liabilities

December 31, 2022 (continued)	Col VP Emer Mkts, Cl 1	Col VP Emer Mkts, Cl 2	Col VP Emer Mkts, Cl 3	Col VP Global Strategic Inc, Cl 2	Col VP Global Strategic Inc, Cl 3
Assets
Investments, at fair value(1),(2)	$5,503,936	$6,425,517	$39,001,027	$269,659	$16,056,784
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	6,864	1,128	6,822	600	10,929
Receivable for share redemptions	—	—	17,559	—	6,340
Total assets	5,510,800	6,426,645	39,025,408	270,259	16,074,053

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	—	14,766	—	6,340
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	—	2,793	—	—
Payable for investments purchased	6,864	1,128	6,822	600	10,929
Total liabilities	6,864	1,128	24,381	600	17,269
Net assets applicable to Variable Life contracts in accumulation period	5,503,936	6,425,517	39,000,945	269,659	16,056,707
Net assets applicable to seed money	—	—	82	—	77
Total net assets	$5,503,936	$6,425,517	$39,001,027	$269,659	$16,056,784
(1) Investment shares	611,548	729,344	4,372,312	37,401	2,205,602
(2) Investments, at cost	$8,938,098	$11,083,306	$64,152,016	$316,370	$20,986,097

December 31, 2022 (continued)	Col VP Govt Money Mkt, Cl 1	Col VP Govt Money Mkt, Cl 2	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 1	Col VP Hi Yield Bond, Cl 2
Assets
Investments, at fair value(1),(2)	$9,920,311	$9,430,769	$48,788,466	$2,213,349	$2,040,088
Dividends receivable	1,007	884	4,760	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	5,075	3,155	—
Receivable for share redemptions	87,114	9,662	225,460	—	311
Total assets	10,008,432	9,441,315	49,023,761	2,216,504	2,040,399

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	—	18,938	—	—
Minimum death benefit guarantee risk charge	—	—	18	—	—
Contract terminations	87,114	9,662	206,504	—	311
Payable for investments purchased	—	—	5,075	3,155	—
Total liabilities	87,114	9,662	230,535	3,155	311
Net assets applicable to Variable Life contracts in accumulation period	9,921,318	9,431,653	48,791,148	2,213,349	2,040,088
Net assets applicable to seed money	—	—	2,078	—	—
Total net assets	$9,921,318	$9,431,653	$48,793,226	$2,213,349	$2,040,088
(1) Investment shares	9,920,311	9,430,769	48,788,466	384,262	358,539
(2) Investments, at cost	$9,920,311	$9,430,769	$48,788,396	$2,472,705	$2,328,881

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	17

Statement of Assets and Liabilities

December 31, 2022 (continued)	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 1	Col VP Inc Opp, Cl 2	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 1
Assets
Investments, at fair value(1),(2)	$43,768,383	$684,249	$953,568	$15,535,788	$2,743,432
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	—	2,576	754	2,235
Receivable for share redemptions	31,711	75	—	9,677	—
Total assets	43,800,094	684,324	956,144	15,546,219	2,745,667

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	17,382	—	—	6,171	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	14,329	75	—	3,506	—
Payable for investments purchased	—	—	2,576	754	2,235
Total liabilities	31,711	75	2,576	10,431	2,235
Net assets applicable to Variable Life contracts in accumulation period	43,768,306	684,249	953,568	15,535,711	2,743,432
Net assets applicable to seed money	77	—	—	77	—
Total net assets	$43,768,383	$684,249	$953,568	$15,535,788	$2,743,432
(1) Investment shares	7,625,154	114,042	160,263	2,572,150	331,733
(2) Investments, at cost	$51,299,537	$797,706	$1,169,747	$19,800,700	$3,345,314

December 31, 2022 (continued)	Col VP Inter Bond, Cl 2	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 1	Col VP Lg Cap Gro, Cl 2	Col VP Lg Cap Gro, Cl 3
Assets
Investments, at fair value(1),(2)	$2,257,030	$84,441,236	$8,295,153	$6,136,613	$62,909,208
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	249	56,004	7,263	1,537	49,397
Receivable for share redemptions	—	35,692	—	—	31,247
Total assets	2,257,279	84,532,932	8,302,416	6,138,150	62,989,852

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	35,614	—	—	25,024
Minimum death benefit guarantee risk charge	—	78	—	—	—
Contract terminations	—	—	—	—	6,223
Payable for investments purchased	249	56,004	7,263	1,537	49,397
Total liabilities	249	91,696	7,263	1,537	80,644
Net assets applicable to Variable Life contracts in accumulation period	2,257,030	84,441,159	8,295,153	6,136,613	62,909,078
Net assets applicable to seed money	—	77	—	—	130
Total net assets	$2,257,030	$84,441,236	$8,295,153	$6,136,613	$62,909,208
(1) Investment shares	274,244	10,198,217	318,554	243,227	2,451,645
(2) Investments, at cost	$2,862,669	$107,210,846	$9,715,629	$5,390,470	$33,708,188

See accompanying notes to financial statements.

18	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Assets and Liabilities

December 31, 2022 (continued)	Col VP Lg Cap Index, Cl 1	Col VP Lg Cap Index, Cl 3	Col VP Limited Duration Cr, Cl 1	Col VP Limited Duration Cr, Cl 2	Col VP Long Govt/Cr Bond, Cl 1
Assets
Investments, at fair value(1),(2)	$32,515,310	$146,056,205	$2,015,202	$14,093,916	$223,867
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	28,682	6,803	5,113	9,074	—
Receivable for share redemptions	—	53,710	—	4,983	—
Total assets	32,543,992	146,116,718	2,020,315	14,107,973	223,867

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	49,803	—	4,983	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	3,907	—	—	—
Payable for investments purchased	28,682	6,803	5,113	9,074	—
Total liabilities	28,682	60,513	5,113	14,057	—
Net assets applicable to Variable Life contracts in accumulation period	32,515,310	146,056,071	2,015,202	14,093,835	223,867
Net assets applicable to seed money	—	134	—	81	—
Total net assets	$32,515,310	$146,056,205	$2,015,202	$14,093,916	$223,867
(1) Investment shares	1,014,518	4,620,570	219,760	1,545,386	29,302
(2) Investments, at cost	$33,313,204	$91,330,566	$2,079,775	$14,847,089	$289,003

December 31, 2022 (continued)	Col VP Long Govt/Cr Bond, Cl 2	Col VP Overseas Core, Cl 1	Col VP Overseas Core, Cl 2	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 1
Assets
Investments, at fair value(1),(2)	$463,857	$4,081,256	$3,070,686	$52,095,261	$5,427,748
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	1,603	1,089	854	11,727
Receivable for share redemptions	—	—	—	47,148	—
Total assets	463,857	4,082,859	3,071,775	52,143,263	5,439,475

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	—	—	29,888	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	—	—	17,260	—
Payable for investments purchased	—	1,603	1,089	854	11,727
Total liabilities	—	1,603	1,089	48,002	11,727
Net assets applicable to Variable Life contracts in accumulation period	463,857	4,081,256	3,070,686	52,095,174	5,427,748
Net assets applicable to seed money	—	—	—	87	—
Total net assets	$463,857	$4,081,256	$3,070,686	$52,095,261	$5,427,748
(1) Investment shares	60,874	346,751	263,352	4,441,199	147,774
(2) Investments, at cost	$575,499	$4,593,112	$3,555,654	$50,265,397	$5,198,124

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	19

Statement of Assets and Liabilities

December 31, 2022 (continued)	Col VP Select Lg Cap Val, Cl 2	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Gro, Cl 1	Col VP Select Mid Cap Gro, Cl 2	Col VP Select Mid Cap Gro, Cl 3
Assets
Investments, at fair value(1),(2)	$6,911,006	$35,784,197	$2,997,933	$2,209,176	$16,262,245
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	93	662	4,726	400	14,776
Receivable for share redemptions	—	27,918	—	—	6,370
Total assets	6,911,099	35,812,777	3,002,659	2,209,576	16,283,391

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	13,871	—	—	6,370
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	14,047	—	—	—
Payable for investments purchased	93	662	4,726	400	14,776
Total liabilities	93	28,580	4,726	400	21,146
Net assets applicable to Variable Life contracts in accumulation period	6,911,006	35,784,027	2,997,933	2,209,176	16,262,088
Net assets applicable to seed money	—	170	—	—	157
Total net assets	$6,911,006	$35,784,197	$2,997,933	$2,209,176	$16,262,245
(1) Investment shares	194,020	990,155	82,702	62,850	455,780
(2) Investments, at cost	$5,848,914	$27,518,145	$3,408,171	$1,954,836	$11,105,366

December 31, 2022 (continued)	Col VP Select Mid Cap Val, Cl 1	Col VP Select Mid Cap Val, Cl 2	Col VP Select Mid Cap Val, Cl 3	Col VP Select Sm Cap Val, Cl 1	Col VP Select Sm Cap Val, Cl 2
Assets
Investments, at fair value(1),(2)	$2,820,707	$3,996,083	$19,775,812	$2,037,650	$2,542,078
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	4,793	1,715	2,605	3,451	107
Receivable for share redemptions	—	—	7,995	—	—
Total assets	2,825,500	3,997,798	19,786,412	2,041,101	2,542,185

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	—	7,465	—	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	—	530	—	—
Payable for investments purchased	4,793	1,715	2,605	3,451	107
Total liabilities	4,793	1,715	10,600	3,451	107
Net assets applicable to Variable Life contracts in accumulation period	2,820,707	3,996,083	19,775,647	2,037,650	2,542,078
Net assets applicable to seed money	—	—	165	—	—
Total net assets	$2,820,707	$3,996,083	$19,775,812	$2,037,650	$2,542,078
(1) Investment shares	84,452	123,184	600,906	66,786	85,939
(2) Investments, at cost	$2,710,577	$2,983,141	$14,352,092	$2,091,618	$2,275,423

See accompanying notes to financial statements.

20	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Assets and Liabilities

December 31, 2022 (continued)	Col VP Select Sm Cap Val, Cl 3	Col VP Sel Gbl Tech, Cl 1	Col VP Sel Gbl Tech, Cl 2	Col VP Strategic Inc, Cl 1	Col VP Strategic Inc, Cl 2
Assets
Investments, at fair value(1),(2)	$19,931,070	$1,165,536	$286,387	$3,927,397	$2,246,007
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	8,053	10,665	—	3,402	902
Receivable for share redemptions	7,888	—	—	—	—
Total assets	19,947,011	1,176,201	286,387	3,930,799	2,246,909

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	7,888	—	—	—	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	—	—	—	—
Payable for investments purchased	8,053	10,665	—	3,402	902
Total liabilities	15,941	10,665	—	3,402	902
Net assets applicable to Variable Life contracts in accumulation period	19,930,938	1,165,536	286,387	3,927,397	2,246,007
Net assets applicable to seed money	132	—	—	—	—
Total net assets	$19,931,070	$1,165,536	$286,387	$3,927,397	$2,246,007
(1) Investment shares	663,043	56,415	16,318	1,122,113	649,135
(2) Investments, at cost	$13,992,187	$1,240,645	$307,475	$4,552,818	$2,695,589

December 31, 2022 (continued)	Col VP US Govt Mtge, Cl 1	Col VP US Govt Mtge, Cl 2	Col VP US Govt Mtge, Cl 3	CS Commodity Return	CTIVP AC Div Bond, Cl 1
Assets
Investments, at fair value(1),(2)	$551,779	$585,492	$17,533,234	$9,417,832	$762,082
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	289	1,264	7,755	5,465	328
Receivable for share redemptions	—	—	9,927	3,969	—
Total assets	552,068	586,756	17,550,916	9,427,266	762,410

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	—	7,148	3,663	—
Minimum death benefit guarantee risk charge	—	—	43	—	—
Contract terminations	—	—	2,736	306	—
Payable for investments purchased	289	1,264	7,755	5,465	328
Total liabilities	289	1,264	17,682	9,434	328
Net assets applicable to Variable Life contracts in accumulation period	551,779	585,492	17,533,157	9,417,709	762,082
Net assets applicable to seed money	—	—	77	123	—
Total net assets	$551,779	$585,492	$17,533,234	$9,417,832	$762,082
(1) Investment shares	63,496	67,531	2,017,633	385,661	84,770
(2) Investments, at cost	$631,123	$681,943	$21,040,416	$10,305,197	$909,034
See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	21

Statement of Assets and Liabilities

December 31, 2022 (continued)	CTIVP AC Div Bond, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 1	CTIVP BR Gl Infl Prot Sec, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP CenterSquare Real Est, Cl 1
Assets
Investments, at fair value(1),(2)	$344,312	$1,157,853	$924,992	$11,151,809	$2,140,560
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	2	—	1,653	4,476	1,470
Receivable for share redemptions	—	127	—	5,502	—
Total assets	344,314	1,157,980	926,645	11,161,787	2,142,030

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	—	—	4,332	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	127	—	1,170	—
Payable for investments purchased	2	—	1,653	4,476	1,470
Total liabilities	2	127	1,653	9,978	1,470
Net assets applicable to Variable Life contracts in accumulation period	344,312	1,157,853	924,992	11,151,730	2,140,560
Net assets applicable to seed money	—	—	—	79	—
Total net assets	$344,312	$1,157,853	$924,992	$11,151,809	$2,140,560
(1) Investment shares	38,471	244,273	200,215	2,367,688	350,911
(2) Investments, at cost	$415,434	$1,379,789	$1,124,343	$14,116,793	$2,839,080

December 31, 2022 (continued)	CTIVP CenterSquare Real Est, Cl 2	CTIVP MFS Val, Cl 1	CTIVP MFS Val, Cl 2	CTIVP MS Adv, Cl 1	CTIVP MS Adv, Cl 2
Assets
Investments, at fair value(1),(2)	$2,254,192	$7,932,153	$5,724,076	$3,257,800	$2,298,205
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	1,195	2,676	669	3,304	422
Receivable for share redemptions	—	—	—	—	—
Total assets	2,255,387	7,934,829	5,724,745	3,261,104	2,298,627

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	—	—	—	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	—	—	—	—
Payable for investments purchased	1,195	2,676	669	3,304	422
Total liabilities	1,195	2,676	669	3,304	422
Net assets applicable to Variable Life contracts in accumulation period	2,254,192	7,932,153	5,724,076	3,257,800	2,298,205
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$2,254,192	$7,932,153	$5,724,076	$3,257,800	$2,298,205
(1) Investment shares	373,211	223,001	166,011	92,132	67,081
(2) Investments, at cost	$3,148,856	$7,397,321	$4,513,373	$4,660,421	$2,943,153

See accompanying notes to financial statements.

22	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Assets and Liabilities

December 31, 2022 (continued)	CTIVP Prin Blue Chip Gro, Cl 1	CTIVP Prin Blue Chip Gro, Cl 2	CTIVP T Rowe Price LgCap Val, Cl 1	CTIVP T Rowe Price LgCap Val, Cl 2	CTIVP TCW Core Plus Bond, Cl 1
Assets
Investments, at fair value(1),(2)	$2,234,403	$2,153,530	$2,465,852	$2,112,986	$1,884,293
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	1,803	4,648	7,571	477	2,059
Receivable for share redemptions	—	—	—	—	—
Total assets	2,236,206	2,158,178	2,473,423	2,113,463	1,886,352

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	—	—	—	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	—	—	—	—
Payable for investments purchased	1,803	4,648	7,571	477	2,059
Total liabilities	1,803	4,648	7,571	477	2,059
Net assets applicable to Variable Life contracts in accumulation period	2,234,403	2,153,530	2,465,852	2,112,986	1,884,293
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$2,234,403	$2,153,530	$2,465,852	$2,112,986	$1,884,293
(1) Investment shares	52,835	52,538	77,010	68,095	206,838
(2) Investments, at cost	$2,537,011	$1,855,972	$2,236,362	$1,701,576	$2,179,703

December 31, 2022 (continued)	CTIVP TCW Core Plus Bond, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 1	CTIVP Vty Sycamore Estb Val, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP Westfield Mid Cap Gro, Cl 1
Assets
Investments, at fair value(1),(2)	$279,633	$6,475,130	$7,296,494	$38,174,240	$1,517,472
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	19	4,576	714	—	507
Receivable for share redemptions	—	—	—	43,246	—
Total assets	279,652	6,479,706	7,297,208	38,217,486	1,517,979

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	—	—	14,900	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	—	—	28,346	—
Payable for investments purchased	19	4,576	714	—	507
Total liabilities	19	4,576	714	43,246	507
Net assets applicable to Variable Life contracts in accumulation period	279,633	6,475,130	7,296,494	38,174,047	1,517,472
Net assets applicable to seed money	—	—	—	193	—
Total net assets	$279,633	$6,475,130	$7,296,494	$38,174,240	$1,517,472
(1) Investment shares	30,797	154,096	179,143	922,306	42,590
(2) Investments, at cost	$331,392	$5,901,295	$5,410,717	$26,668,191	$1,679,307

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	23

Statement of Assets and Liabilities

December 31, 2022 (continued)	CTIVP Westfield Mid Cap Gro, Cl 2	Del Ivy VIP Asset Strategy, Cl II	DWS Alt Asset Alloc VIP, Cl A	DWS Alt Asset Alloc VIP, Cl B	EV VT Floating-Rate Inc, Init Cl
Assets
Investments, at fair value(1),(2)	$2,014,368	$2,023,850	$1,232,360	$4,522,392	$18,887,898
Dividends receivable	—	—	—	—	114,968
Accounts receivable from RiverSource Life for contract purchase payments	—	993	544	448	7,663
Receivable for share redemptions	11,706	450	—	1,311	7,517
Total assets	2,026,074	2,025,293	1,232,904	4,524,151	19,018,046

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	450	—	1,311	7,434
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	11,706	—	—	—	83
Payable for investments purchased	—	993	544	448	122,631
Total liabilities	11,706	1,443	544	1,759	130,148
Net assets applicable to Variable Life contracts in accumulation period	2,014,368	2,023,758	1,232,360	4,522,307	18,885,877
Net assets applicable to seed money	—	92	—	85	2,021
Total net assets	$2,014,368	$2,023,850	$1,232,360	$4,522,392	$18,887,898
(1) Investment shares	58,421	257,815	94,870	348,412	2,237,903
(2) Investments, at cost	$1,685,666	$2,410,571	$1,335,671	$4,800,197	$20,258,647

December 31, 2022 (continued)	Fid VIP Contrafund, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl	Fid VIP Gro & Inc, Serv Cl 2	Fid VIP Mid Cap, Init Cl
Assets
Investments, at fair value(1),(2)	$10,955,876	$111,113,085	$53,326,489	$37,593,237	$6,651,273
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	18,217	10,723	—	—	2,600
Receivable for share redemptions	—	49,550	30,906	21,728	—
Total assets	10,974,093	111,173,358	53,357,395	37,614,965	6,653,873

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	38,435	24,301	12,993	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	11,115	6,605	8,735	—
Payable for investments purchased	18,217	10,723	—	—	2,600
Total liabilities	18,217	60,273	30,906	21,728	2,600
Net assets applicable to Variable Life contracts in accumulation period	10,955,876	111,112,902	53,326,489	37,593,126	6,651,273
Net assets applicable to seed money	—	183	—	111	—
Total net assets	$10,955,876	$111,113,085	$53,326,489	$37,593,237	$6,651,273
(1) Investment shares	289,226	3,040,862	2,247,218	1,616,218	203,279
(2) Investments, at cost	$13,146,050	$106,236,989	$38,556,851	$32,451,180	$7,478,484

See accompanying notes to financial statements.

24	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Assets and Liabilities

December 31, 2022 (continued)	Fid VIP Mid Cap, Serv Cl	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl	Fid VIP Overseas, Serv Cl 2	Fid VIP Strategic Inc, Init Cl
Assets
Investments, at fair value(1),(2)	$87,935,276	$82,443,763	$16,127,941	$15,586,141	$2,123,452
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	2,257	1,674	—	10,125	3,284
Receivable for share redemptions	47,517	27,443	24,821	10,692	—
Total assets	87,985,050	82,472,880	16,152,762	15,606,958	2,126,736

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	40,799	25,443	7,513	5,096	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	6,718	2,000	17,308	5,596	—
Payable for investments purchased	2,257	1,674	—	10,125	3,284
Total liabilities	49,774	29,117	24,821	20,817	3,284
Net assets applicable to Variable Life contracts in accumulation period	87,935,276	82,443,602	16,127,941	15,586,024	2,123,452
Net assets applicable to seed money	—	161	—	117	—
Total net assets	$87,935,276	$82,443,763	$16,127,941	$15,586,141	$2,123,452
(1) Investment shares	2,726,675	2,642,428	747,356	726,966	211,921
(2) Investments, at cost	$88,322,169	$90,866,190	$14,780,649	$15,646,009	$2,393,954

December 31, 2022 (continued)	Fid VIP Strategic Inc, Serv Cl 2	Frank Global Real Est, Cl 2	Frank Inc, Cl 1	Frank Inc, Cl 2	Frank Mutual Shares, Cl 1
Assets
Investments, at fair value(1),(2)	$1,598,889	$35,304,138	$960,969	$8,875,542	$235,545
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	1,336	26,623	22	805	60
Receivable for share redemptions	—	13,750	—	4,234	—
Total assets	1,600,225	35,344,511	960,991	8,880,581	235,605

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	13,750	—	2,801	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	—	—	1,433	—
Payable for investments purchased	1,336	26,623	22	805	60
Total liabilities	1,336	40,373	22	5,039	60
Net assets applicable to Variable Life contracts in accumulation period	1,598,889	35,304,056	960,969	8,875,441	235,545
Net assets applicable to seed money	—	82	—	101	—
Total net assets	$1,598,889	$35,304,138	$960,969	$8,875,542	$235,545
(1) Investment shares	161,504	3,046,086	62,441	602,549	15,167
(2) Investments, at cost	$1,832,854	$43,925,627	$1,001,661	$9,200,778	$262,513

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	25

Statement of Assets and Liabilities

December 31, 2022 (continued)	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 1	Frank Sm Cap Val, Cl 2	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor
Assets
Investments, at fair value(1),(2)	$16,110,415	$4,098,502	$44,516,970	$84,169,755	$1,730,341
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	3,086	—	693	—	307
Receivable for share redemptions	6,346	38	29,754	52,276	410
Total assets	16,119,847	4,098,540	44,547,417	84,222,031	1,731,058

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	5,395	—	15,574	34,375	376
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	951	38	14,180	17,901	34
Payable for investments purchased	3,086	—	693	—	307
Total liabilities	9,432	38	30,447	52,276	717
Net assets applicable to Variable Life contracts in accumulation period	16,110,331	4,098,502	44,516,887	84,169,674	1,730,266
Net assets applicable to seed money	84	—	83	81	75
Total net assets	$16,110,415	$4,098,502	$44,516,970	$84,169,755	$1,730,341
(1) Investment shares	1,062,692	307,695	3,552,831	5,652,771	197,302
(2) Investments, at cost	$19,408,459	$4,651,424	$54,603,823	$90,068,398	$1,818,759

December 31, 2022 (continued)	GS VIT Sm Cap Eq Insights, Inst	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser I	Invesco VI Am Fran, Ser II	Invesco VI Bal Risk Alloc, Ser I
Assets
Investments, at fair value(1),(2)	$5,638,460	$48,259,705	$12,554,424	$11,184,473	$389,312
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	942	16,994	7,552	4,451	84
Receivable for share redemptions	2,595	19,883	5,664	4,437	—
Total assets	5,641,997	48,296,582	12,567,640	11,193,361	389,396

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	2,595	19,883	5,664	3,804	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	—	—	633	—
Payable for investments purchased	942	16,994	7,552	4,451	84
Total liabilities	3,537	36,877	13,216	8,888	84
Net assets applicable to Variable Life contracts in accumulation period	5,638,460	48,259,625	12,554,424	11,184,215	389,312
Net assets applicable to seed money	—	80	—	258	—
Total net assets	$5,638,460	$48,259,705	$12,554,424	$11,184,473	$389,312
(1) Investment shares	542,160	3,039,024	293,054	287,889	47,827
(2) Investments, at cost	$6,805,135	$52,256,922	$16,475,802	$16,177,444	$474,283

See accompanying notes to financial statements.

26	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Assets and Liabilities

December 31, 2022 (continued)	Invesco VI Bal Risk Alloc, Ser II	Invesco VI Comstock, Ser II	Invesco VI Core Eq, Ser I	Invesco VI Dis Mid Cap Gro, Ser I	Invesco VI Div Divd, Ser I
Assets
Investments, at fair value(1),(2)	$5,131,294	$11,358,241	$92,773,423	$12,519,320	$18,682,215
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	4,913	39	7,813	8,498	9,990
Receivable for share redemptions	1,742	8,987	53,333	5,083	16,290
Total assets	5,137,949	11,367,267	92,834,569	12,532,901	18,708,495

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	1,742	4,660	53,333	5,083	6,991
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	4,327	—	—	9,299
Payable for investments purchased	4,913	39	7,813	8,498	9,990
Total liabilities	6,655	9,026	61,146	13,581	26,280
Net assets applicable to Variable Life contracts in accumulation period	5,131,200	11,358,129	92,773,423	12,518,964	18,682,077
Net assets applicable to seed money	94	112	—	356	138
Total net assets	$5,131,294	$11,358,241	$92,773,423	$12,519,320	$18,682,215
(1) Investment shares	643,826	560,901	3,778,958	225,533	747,588
(2) Investments, at cost	$6,581,266	$10,317,356	$105,951,512	$17,244,457	$18,863,658

December 31, 2022 (continued)	Invesco VI EQV Intl Eq, Ser II	Invesco VI Global, Ser I	Invesco VI Global, Ser II	Invesco VI Gbl Strat Inc, Ser I	Invesco VI Gbl Strat Inc, Ser II
Assets
Investments, at fair value(1),(2)	$18,771,892	$3,210,828	$23,843,984	$499,778	$28,013,438
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	2,146	712	228	2,941
Receivable for share redemptions	19,703	—	11,356	—	22,069
Total assets	18,791,595	3,212,974	23,856,052	500,006	28,038,448

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	7,362	—	8,206	—	10,465
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	12,341	—	3,150	—	11,604
Payable for investments purchased	—	2,146	712	228	2,941
Total liabilities	19,703	2,146	12,068	228	25,010
Net assets applicable to Variable Life contracts in accumulation period	18,771,749	3,210,828	23,843,818	499,778	28,013,357
Net assets applicable to seed money	143	—	166	—	81
Total net assets	$18,771,892	$3,210,828	$23,843,984	$499,778	$28,013,438
(1) Investment shares	660,517	103,242	786,930	126,847	6,882,909
(2) Investments, at cost	$21,941,704	$4,538,676	$31,436,885	$546,212	$35,075,254

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	27

Statement of Assets and Liabilities

December 31, 2022 (continued)	Invesco VI Mn St Sm Cap, Ser I	Invesco VI Mn St Sm Cap, Ser II	Invesco VI Tech, Ser I	Invesco VI Tech, Ser II	Janus Henderson VIT Bal, Inst
Assets
Investments, at fair value(1),(2)	$3,588,334	$25,087,158	$12,122,592	$160,129	$10,766,618
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	3,694	3,308	18,121	43	9,883
Receivable for share redemptions	—	7,697	4,489	—	—
Total assets	3,592,028	25,098,163	12,145,202	160,172	10,776,501

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	7,697	4,489	—	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	—	—	—	—
Payable for investments purchased	3,694	3,308	18,121	43	9,883
Total liabilities	3,694	11,005	22,610	43	9,883
Net assets applicable to Variable Life contracts in accumulation period	3,588,334	25,087,078	12,122,491	160,129	10,766,618
Net assets applicable to seed money	—	80	101	—	—
Total net assets	$3,588,334	$25,087,158	$12,122,592	$160,129	$10,766,618
(1) Investment shares	155,474	1,112,019	962,875	14,813	268,829
(2) Investments, at cost	$4,226,054	$27,019,763	$20,021,723	$225,401	$11,442,020

December 31, 2022 (continued)	Janus Henderson VIT Bal, Serv	Janus Henderson VIT Enter, Serv	Janus Henderson VIT Flex Bd, Inst	Janus Henderson VIT Flex Bd, Serv	Janus Hend VIT Gbl Tech Innov, Srv
Assets
Investments, at fair value(1),(2)	$4,619,794	$19,831,184	$784,687	$1,093,574	$34,653,343
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	2,026	4,930	1,330	62	7,315
Receivable for share redemptions	—	8,761	—	—	13,710
Total assets	4,621,820	19,844,875	786,017	1,093,636	34,674,368

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	8,761	—	—	13,710
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	—	—	—	—
Payable for investments purchased	2,026	4,930	1,330	62	7,315
Total liabilities	2,026	13,691	1,330	62	21,025
Net assets applicable to Variable Life contracts in accumulation period	4,619,794	19,831,184	784,687	1,093,574	34,653,210
Net assets applicable to seed money	—	—	—	—	133
Total net assets	$4,619,794	$19,831,184	$784,687	$1,093,574	$34,653,343
(1) Investment shares	108,778	315,884	78,942	99,506	3,328,851
(2) Investments, at cost	$4,546,841	$19,215,565	$899,122	$1,254,604	$40,976,578

See accompanying notes to financial statements.

28	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Assets and Liabilities

December 31, 2022 (continued)	Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Res, Inst	Janus Henderson VIT Res, Serv	Lazard Ret Global Dyn MA, Inv	Lazard Ret Global Dyn MA, Serv
Assets
Investments, at fair value(1),(2)	$36,992,775	$3,464,439	$12,394,738	$315,162	$1,327,064
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	1,032	4,845	—	693
Receivable for share redemptions	57,543	—	4,829	—	452
Total assets	37,050,318	3,465,471	12,404,412	315,162	1,328,209

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	14,851	—	4,162	—	420
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	42,692	—	667	—	32
Payable for investments purchased	—	1,032	4,845	—	693
Total liabilities	57,543	1,032	9,674	—	1,145
Net assets applicable to Variable Life contracts in accumulation period	36,992,627	3,464,439	12,394,606	315,162	1,326,972
Net assets applicable to seed money	148	—	132	—	92
Total net assets	$36,992,775	$3,464,439	$12,394,738	$315,162	$1,327,064
(1) Investment shares	1,006,332	109,704	410,830	27,501	116,002
(2) Investments, at cost	$35,920,479	$4,651,614	$14,578,090	$356,908	$1,498,728

December 31, 2022 (continued)	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl	MFS Utilities, Init Cl	MFS Utilities, Serv Cl	MS VIF Dis, Cl I
Assets
Investments, at fair value(1),(2)	$41,513,987	$26,223,670	$2,469,689	$27,068,203	$3,430,358
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	11,240	2,301	2,054	9,522	6,177
Receivable for share redemptions	22,175	18,342	—	9,772	—
Total assets	41,547,402	26,244,313	2,471,743	27,087,497	3,436,535

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	16,646	10,497	—	9,183	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	5,529	7,845	—	589	—
Payable for investments purchased	11,240	2,301	2,054	9,522	6,177
Total liabilities	33,415	20,643	2,054	19,294	6,177
Net assets applicable to Variable Life contracts in accumulation period	41,513,905	26,223,590	2,469,689	27,068,035	3,430,358
Net assets applicable to seed money	82	80	—	168	—
Total net assets	$41,513,987	$26,223,670	$2,469,689	$27,068,203	$3,430,358
(1) Investment shares	2,201,166	2,966,478	67,998	760,984	1,078,729
(2) Investments, at cost	$43,438,949	$44,104,512	$2,456,785	$24,061,753	$9,592,687

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	29

Statement of Assets and Liabilities

December 31, 2022 (continued)	MS VIF Dis, Cl II	MS VIF Global Real Est, Cl II	NB AMT Sus Eq, Cl I	NB AMT Sus Eq, Cl S	NB AMT US Eq Index PW Strat, Cl S
Assets
Investments, at fair value(1),(2)	$15,694,824	$5,688,777	$1,576,010	$731,128	$891,531
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	71,631	2,315	332	37	637
Receivable for share redemptions	4,515	2,261	—	—	259
Total assets	15,770,970	5,693,353	1,576,342	731,165	892,427

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	4,515	2,261	—	—	259
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	—	—	—	—
Payable for investments purchased	71,631	2,315	332	37	637
Total liabilities	76,146	4,576	332	37	896
Net assets applicable to Variable Life contracts in accumulation period	15,694,758	5,688,695	1,576,010	731,128	891,442
Net assets applicable to seed money	66	82	—	—	89
Total net assets	$15,694,824	$5,688,777	$1,576,010	$731,128	$891,531
(1) Investment shares	5,585,347	817,353	58,806	27,169	108,723
(2) Investments, at cost	$52,318,640	$7,607,203	$1,718,325	$765,876	$1,064,503

December 31, 2022 (continued)	PIMCO VIT All Asset, Advisor Cl	PIMCO VIT All Asset, Inst Cl	PIMCO VIT Glb Man As Alloc, Adv Cl	PIMCO VIT Tot Return, Advisor Cl	PIMCO VIT Tot Return, Inst Cl
Assets
Investments, at fair value(1),(2)	$11,757,532	$197,945	$441,099	$10,910,950	$1,626,892
Dividends receivable	—	—	—	38,237	6,064
Accounts receivable from RiverSource Life for contract purchase payments	955	98	19	9,219	288
Receivable for share redemptions	4,822	—	—	3,938	—
Total assets	11,763,309	198,043	441,118	10,962,344	1,633,244

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	4,581	—	—	3,938	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	241	—	—	—	—
Payable for investments purchased	955	98	19	47,456	6,352
Total liabilities	5,777	98	19	51,394	6,352
Net assets applicable to Variable Life contracts in accumulation period	11,757,452	197,945	441,099	10,908,836	1,626,892
Net assets applicable to seed money	80	—	—	2,114	—
Total net assets	$11,757,532	$197,945	$441,099	$10,910,950	$1,626,892
(1) Investment shares	1,342,184	22,596	51,833	1,215,028	181,168
(2) Investments, at cost	$14,255,988	$236,952	$477,064	$13,305,464	$1,885,704

See accompanying notes to financial statements.

30	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Assets and Liabilities

December 31, 2022 (continued)	Put VT Global Hlth Care, Cl IA	Put VT Global Hlth Care, Cl IB	Put VT Hi Yield, Cl IB	Put VT Intl Eq, Cl IB	Put VT Sus Leaders, Cl IA
Assets
Investments, at fair value(1),(2)	$443,099	$28,236,489	$4,815,951	$6,565,214	$118,583,587
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	6,950	274	4,297	230	5,978
Receivable for share redemptions	—	18,239	2,177	4,593	74,545
Total assets	450,049	28,255,002	4,822,425	6,570,037	118,664,110

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	10,796	2,177	2,423	65,700
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	7,443	—	2,170	8,845
Payable for investments purchased	6,950	274	4,297	230	5,978
Total liabilities	6,950	18,513	6,474	4,823	80,523
Net assets applicable to Variable Life contracts in accumulation period	443,099	28,236,405	4,815,951	6,565,126	118,583,587
Net assets applicable to seed money	—	84	—	88	—
Total net assets	$443,099	$28,236,489	$4,815,951	$6,565,214	$118,583,587
(1) Investment shares	26,019	1,740,844	920,832	509,326	3,480,587
(2) Investments, at cost	$423,152	$27,660,466	$5,790,036	$7,320,570	$107,148,229

December 31, 2022 (continued)	Put VT Sus Leaders, Cl IB	Royce Micro-Cap, Invest Cl	Temp Global Bond, Cl 1	Temp Global Bond, Cl 2	Third Ave VST Third Ave Value
Assets
Investments, at fair value(1),(2)	$4,484,834	$27,318,889	$518,932	$2,913,220	$25,991,372
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	3,138	—	1,589	159	—
Receivable for share redemptions	1,399	21,142	—	1,494	46,119
Total assets	4,489,371	27,340,031	520,521	2,914,873	26,037,491

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	1,399	12,490	—	945	12,069
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	8,652	—	549	34,050
Payable for investments purchased	3,138	—	1,589	159	—
Total liabilities	4,537	21,142	1,589	1,653	46,119
Net assets applicable to Variable Life contracts in accumulation period	4,484,531	27,318,889	518,932	2,913,155	25,991,372
Net assets applicable to seed money	303	—	—	65	—
Total net assets	$4,484,834	$27,318,889	$518,932	$2,913,220	$25,991,372
(1) Investment shares	137,319	3,538,716	39,463	233,431	1,228,326
(2) Investments, at cost	$5,054,210	$34,168,503	$546,443	$3,486,871	$18,527,010

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	31

Statement of Assets and Liabilities

December 31, 2022 (continued)	VanEck VIP Global Gold, Cl S	VP Aggr, Cl 1	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Conserv, Cl 1
Assets
Investments, at fair value(1),(2)	$5,555,179	$61,911,114	$323,446,590	$325,259,712	$1,002,309
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	177	100,790	49,473	30,274	670
Receivable for share redemptions	1,838	—	79,740	115,566	—
Total assets	5,557,194	62,011,904	323,575,803	325,405,552	1,002,979

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	1,838	—	77,330	111,875	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	—	2,410	3,691	—
Payable for investments purchased	177	100,790	49,473	30,274	670
Total liabilities	2,015	100,790	129,213	145,840	670
Net assets applicable to Variable Life contracts in accumulation period	5,555,027	61,911,114	323,446,481	325,259,603	1,002,309
Net assets applicable to seed money	152	—	109	109	—
Total net assets	$5,555,179	$61,911,114	$323,446,590	$325,259,712	$1,002,309
(1) Investment shares	731,908	2,562,546	13,488,181	13,541,204	69,945
(2) Investments, at cost	$6,427,154	$65,462,278	$259,694,877	$233,446,490	$1,121,026

December 31, 2022 (continued)	VP Conserv, Cl 2	VP Conserv, Cl 4	VP Man Vol Conserv, Cl 1	VP Man Vol Conserv, Cl 2	VP Man Vol Conserv Gro, Cl 1
Assets
Investments, at fair value(1),(2)	$20,753,601	$20,096,217	$409,729	$2,783,124	$963,678
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	21,567	74	—	—	39
Receivable for share redemptions	10,175	13,706	—	967	—
Total assets	20,785,343	20,109,997	409,729	2,784,091	963,717

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	7,825	7,864	—	967	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	2,350	5,842	—	—	—
Payable for investments purchased	21,567	74	—	—	39
Total liabilities	31,742	13,780	—	967	39
Net assets applicable to Variable Life contracts in accumulation period	20,753,523	20,096,139	409,729	2,783,102	963,678
Net assets applicable to seed money	78	78	—	22	—
Total net assets	$20,753,601	$20,096,217	$409,729	$2,783,124	$963,678
(1) Investment shares	1,463,583	1,417,223	34,344	235,459	74,415
(2) Investments, at cost	$21,924,600	$20,259,976	$451,395	$2,987,523	$1,059,269

See accompanying notes to financial statements.

32	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Assets and Liabilities

December 31, 2022 (continued)	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 1	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 1	VP Man Vol Mod Gro, Cl 2
Assets
Investments, at fair value(1),(2)	$5,216,520	$17,271,146	$40,637,023	$13,321,087	$37,157,219
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	23,412	6,685	1,525	4,492
Receivable for share redemptions	1,944	—	11,483	—	10,988
Total assets	5,218,464	17,294,558	40,655,191	13,322,612	37,172,699

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	1,944	—	11,163	—	10,988
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	—	320	—	—
Payable for investments purchased	—	23,412	6,685	1,525	4,492
Total liabilities	1,944	23,412	18,168	1,525	15,480
Net assets applicable to Variable Life contracts in accumulation period	5,216,497	17,271,146	40,636,998	13,321,087	37,157,195
Net assets applicable to seed money	23	—	25	—	24
Total net assets	$5,216,520	$17,271,146	$40,637,023	$13,321,087	$37,157,219
(1) Investment shares	406,588	1,141,517	2,707,330	866,694	2,438,138
(2) Investments, at cost	$5,167,867	$18,639,441	$37,300,441	$14,648,632	$35,338,862

December 31, 2022 (continued)	VP Mod, Cl 1	VP Mod, Cl 2	VP Mod, Cl 4	VP Mod Aggr, Cl 1	VP Mod Aggr, Cl 2
Assets
Investments, at fair value(1),(2)	$36,938,820	$351,693,910	$484,158,713	$124,844,244	$650,499,563
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	28,169	51,363	38,241	164,781	81,514
Receivable for share redemptions	—	200,869	191,211	—	205,153
Total assets	36,966,989	351,946,142	484,388,165	125,009,025	650,786,230

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	122,334	186,111	—	161,724
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	78,535	5,100	—	43,429
Payable for investments purchased	28,169	51,363	38,241	164,781	81,514
Total liabilities	28,169	252,232	229,452	164,781	286,667
Net assets applicable to Variable Life contracts in accumulation period	36,938,820	351,693,830	484,158,633	124,844,244	650,499,456
Net assets applicable to seed money	—	80	80	—	107
Total net assets	$36,938,820	$351,693,910	$484,158,713	$124,844,244	$650,499,563
(1) Investment shares	1,929,928	18,529,711	25,468,633	5,795,926	30,454,099
(2) Investments, at cost	$39,692,293	$287,095,368	$361,186,082	$132,297,201	$527,674,889

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	33

Statement of Assets and Liabilities

December 31, 2022 (continued)	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 1	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP Ptnrs Core Bond, Cl 1
Assets
Investments, at fair value(1),(2)	$921,538,686	$1,800,867	$43,274,872	$56,077,155	$543,963
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	95,361	19,105	4,995	238	192
Receivable for share redemptions	330,910	—	24,950	32,912	—
Total assets	921,964,957	1,819,972	43,304,817	56,110,305	544,155

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	330,910	—	16,765	21,959	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	—	8,185	10,953	—
Payable for investments purchased	95,361	19,105	4,995	238	192
Total liabilities	426,271	19,105	29,945	33,150	192
Net assets applicable to Variable Life contracts in accumulation period	921,538,579	1,800,867	43,274,793	56,077,076	543,963
Net assets applicable to seed money	107	—	79	79	—
Total net assets	$921,538,686	$1,800,867	$43,274,872	$56,077,155	$543,963
(1) Investment shares	43,062,555	109,011	2,641,934	3,417,255	57,807
(2) Investments, at cost	$664,340,697	$1,951,446	$40,890,908	$48,149,781	$629,759

December 31, 2022 (continued)	VP Ptnrs Core Bond, Cl 2	VP Ptnrs Core Eq, Cl 1	VP Ptnrs Core Eq, Cl 2	VP Ptnrs Core Eq, Cl 3	VP Ptnrs Intl Core Eq, Cl 1
Assets
Investments, at fair value(1),(2)	$443,920	$513,952	$546,004	$5,868,611	$1,737,313
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	97	134	49	996	332
Receivable for share redemptions	—	—	—	3,509	—
Total assets	444,017	514,086	546,053	5,873,116	1,737,645

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	—	—	2,256	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	—	—	1,253	—
Payable for investments purchased	97	134	49	996	332
Total liabilities	97	134	49	4,505	332
Net assets applicable to Variable Life contracts in accumulation period	443,920	513,952	546,004	5,868,477	1,737,313
Net assets applicable to seed money	—	—	—	134	—
Total net assets	$443,920	$513,952	$546,004	$5,868,611	$1,737,313
(1) Investment shares	47,427	17,206	18,841	199,545	197,422
(2) Investments, at cost	$510,289	$549,313	$423,527	$3,719,852	$2,151,663

See accompanying notes to financial statements.

34	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Assets and Liabilities

December 31, 2022 (continued)	VP Ptnrs Intl Core Eq, Cl 2	VP Ptnrs Intl Gro, Cl 1	VP Ptnrs Intl Gro, Cl 2	VP Ptnrs Intl Val, Cl 1	VP Ptnrs Intl Val, Cl 2
Assets
Investments, at fair value(1),(2)	$1,748,050	$3,462,863	$5,259,847	$1,424,432	$2,760,012
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	1,689	4,140	2,330	—
Receivable for share redemptions	742	—	—	—	219
Total assets	1,748,792	3,464,552	5,263,987	1,426,762	2,760,231

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	—	—	—	—
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	742	—	—	—	219
Payable for investments purchased	—	1,689	4,140	2,330	—
Total liabilities	742	1,689	4,140	2,330	219
Net assets applicable to Variable Life contracts in accumulation period	1,748,050	3,462,863	5,259,847	1,424,432	2,760,012
Net assets applicable to seed money	—	—	—	—	—
Total net assets	$1,748,050	$3,462,863	$5,259,847	$1,424,432	$2,760,012
(1) Investment shares	200,695	344,221	529,160	162,606	316,878
(2) Investments, at cost	$2,248,848	$4,263,536	$6,280,243	$1,478,725	$2,985,887

December 31, 2022 (continued)	VP Ptnrs Sm Cap Gro, Cl 1	VP Ptnrs Sm Cap Gro, Cl 2	VP Ptnrs Sm Cap Val, Cl 1	VP Ptnrs Sm Cap Val, Cl 2	VP Ptnrs Sm Cap Val, Cl 3
Assets
Investments, at fair value(1),(2)	$580,095	$731,336	$493,747	$1,028,069	$13,016,567
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	207	831	90	107	—
Receivable for share redemptions	—	—	—	—	14,279
Total assets	580,302	732,167	493,837	1,028,176	13,030,846

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	—	—	—	4,581
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	—	—	—	9,698
Payable for investments purchased	207	831	90	107	—
Total liabilities	207	831	90	107	14,279
Net assets applicable to Variable Life contracts in accumulation period	580,095	731,336	493,747	1,028,069	13,016,431
Net assets applicable to seed money	—	—	—	—	136
Total net assets	$580,095	$731,336	$493,747	$1,028,069	$13,016,567
(1) Investment shares	21,414	27,860	15,104	32,462	404,870
(2) Investments, at cost	$702,301	$747,951	$502,781	$1,030,949	$9,700,556
See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	35

Statement of Assets and Liabilities

December 31, 2022 (continued)	VP US Flex Conserv Gro, Cl 1	VP US Flex Gro, Cl 1	VP US Flex Mod Gro, Cl 1	Wanger Acorn	Wanger Intl
Assets
Investments, at fair value(1),(2)	$299,637	$6,268,021	$3,412,965	$82,360,999	$63,137,183
Dividends receivable	—	—	—	—	—
Accounts receivable from RiverSource Life for contract purchase payments	—	6,215	1,039	77,163	—
Receivable for share redemptions	—	—	—	32,218	52,006
Total assets	299,637	6,274,236	3,414,004	82,470,380	63,189,189

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee	—	—	—	32,218	24,555
Minimum death benefit guarantee risk charge	—	—	—	—	—
Contract terminations	—	—	—	—	27,451
Payable for investments purchased	—	6,215	1,039	77,163	—
Total liabilities	—	6,215	1,039	109,381	52,006
Net assets applicable to Variable Life contracts in accumulation period	299,637	6,268,021	3,412,965	82,360,921	63,137,095
Net assets applicable to seed money	—	—	—	78	88
Total net assets	$299,637	$6,268,021	$3,412,965	$82,360,999	$63,137,183
(1) Investment shares	24,846	445,805	260,731	7,521,552	3,611,967
(2) Investments, at cost	$327,466	$6,987,811	$3,665,867	$154,021,303	$94,002,805

December 31, 2022 (continued)				WA Var Global Hi Yd Bond, Cl I	WA Var Global Hi Yd Bond, Cl II
Assets
Investments, at fair value(1),(2)				$749,172	$276,216
Dividends receivable				—	—
Accounts receivable from RiverSource Life for contract purchase payments				—	17
Receivable for share redemptions				423	—
Total assets				749,595	276,233

Liabilities
Payable to RiverSource Life for:
Mortality and expense risk fee				—	—
Minimum death benefit guarantee risk charge				—	—
Contract terminations				423	—
Payable for investments purchased				—	17
Total liabilities				423	17
Net assets applicable to Variable Life contracts in accumulation period				749,172	276,216
Net assets applicable to seed money				—	—
Total net assets				$749,172	$276,216
(1) Investment shares				129,615	46,036
(2) Investments, at cost				$869,934	$339,931

See accompanying notes to financial statements.

36	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Operations

Year ended December 31, 2022	AB VPS Dyn Asset Alloc, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl A	AB VPS Lg Cap Gro, Cl B
Investment income
Dividend income	$11,905	$358,816	$1,485,696	$—	$—
Variable account expenses	892	143,224	154,917	—	221,338
Investment income (loss) — net	11,013	215,592	1,330,779	—	(221,338)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	72,378	3,762,821	2,614,208	611,662	6,695,902
Cost of investments sold	86,300	3,329,087	2,851,567	654,148	6,293,215
Net realized gain (loss) on sales of investments	(13,922)	433,734	(237,359)	(42,486)	402,687
Distributions from capital gains	151,117	5,316,583	—	1,109,771	7,765,113
Net change in unrealized appreciation or depreciation of investments	(247,177)	(7,709,101)	(6,985,152)	(4,113,969)	(30,406,116)
Net gain (loss) on investments	(109,982)	(1,958,784)	(7,222,511)	(3,046,684)	(22,238,316)
Net increase (decrease) in net assets resulting from operations	$(98,969)	$(1,743,192)	$(5,891,732)	$(3,046,684)	$(22,459,654)

Year ended December 31, 2022 (continued)	Allspg VT Index Asset Alloc, Cl 2	Allspg VT Intl Eq, Cl 2	Allspg VT Opp, Cl 1	Allspg VT Opp, Cl 2	Allspg VT Sm Cap Gro, Cl 1
Investment income
Dividend income	$86,932	$706,891	$—	$—	$—
Variable account expenses	55,521	98,273	—	67,794	—
Investment income (loss) — net	31,411	608,618	—	(67,794)	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,386,595	2,104,474	29,103	1,311,856	328,873
Cost of investments sold	1,431,642	3,490,380	30,261	1,227,531	420,644
Net realized gain (loss) on sales of investments	(45,047)	(1,385,906)	(1,158)	84,325	(91,771)
Distributions from capital gains	1,598,402	—	36,397	2,970,270	606,298
Net change in unrealized appreciation or depreciation of investments	(4,343,126)	(2,035,300)	(74,021)	(6,901,998)	(2,026,522)
Net gain (loss) on investments	(2,789,771)	(3,421,206)	(38,782)	(3,847,403)	(1,511,995)
Net increase (decrease) in net assets resulting from operations	$(2,758,360)	$(2,812,588)	$(38,782)	$(3,915,197)	$(1,511,995)

Year ended December 31, 2022 (continued)	Allspg VT Sm Cap Gro, Cl 2	ALPS Alerian Engy Infr, Class I	ALPS Alerian Engy Infr, Class III	AC VP Intl, Cl I	AC VP Intl, Cl II
Investment income
Dividend income	$—	$69,895	$735,843	$189,748	$137,790
Variable account expenses	94,508	—	46,262	70,913	40,414
Investment income (loss) — net	(94,508)	69,895	689,581	118,835	97,376

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	3,777,711	115,380	2,056,291	1,692,207	1,153,069
Cost of investments sold	4,181,820	100,953	1,813,519	1,679,561	1,376,505
Net realized gain (loss) on sales of investments	(404,109)	14,427	242,772	12,646	(223,436)
Distributions from capital gains	4,551,520	—	—	1,997,247	1,636,618
Net change in unrealized appreciation or depreciation of investments	(17,059,015)	28,200	534,977	(6,353,404)	(4,969,718)
Net gain (loss) on investments	(12,911,604)	42,627	777,749	(4,343,511)	(3,556,536)
Net increase (decrease) in net assets resulting from operations	$(13,006,112)	$112,522	$1,467,330	$(4,224,676)	$(3,459,160)

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	37

Statement of Operations

Year ended December 31, 2022 (continued)	AC VP Val, Cl I	AC VP Val, Cl II	BlackRock Global Alloc, Cl I	BlackRock Global Alloc, Cl III	Calvert VP EAFE Intl Index, Cl F(1)
Investment income
Dividend income	$1,251,196	$738,850	$—	$—	$710
Variable account expenses	315,825	135,023	—	45,368	—
Investment income (loss) — net	935,371	603,827	—	(45,368)	710

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	4,802,115	4,216,923	133,523	1,375,649	343
Cost of investments sold	3,139,419	3,517,479	158,750	1,654,459	347
Net realized gain (loss) on sales of investments	1,662,696	699,444	(25,227)	(278,810)	(4)
Distributions from capital gains	4,691,534	2,976,172	50,169	202,322	—
Net change in unrealized appreciation or depreciation of investments	(7,250,073)	(4,285,648)	(643,690)	(2,304,584)	1,929
Net gain (loss) on investments	(895,843)	(610,032)	(618,748)	(2,381,072)	1,925
Net increase (decrease) in net assets resulting from operations	$39,528	$(6,205)	$(618,748)	$(2,426,440)	$2,635

(1) For the period May 2, 2022 (commencement of operations) to December 31, 2022.

Year ended December 31, 2022 (continued)	Calvert VP EAFE Intl Index, Cl I(1)	Calvert VP Nasdaq 100 Index, Cl F(1)	Calvert VP Nasdaq 100 Index, Cl I(1)	Calv VP Russ 2000 Sm Cap Ind, Cl F(1)	Calv VP Russ 2000 Sm Cap Ind, Cl I(1)
Investment income
Dividend income	$11,787	$235	$1,241	$196	$2,581
Variable account expenses	—	—	—	—	—
Investment income (loss) — net	11,787	235	1,241	196	2,581

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	378,605	25,273	35,920	5,748	184,976
Cost of investments sold	396,237	27,558	36,762	6,417	200,550
Net realized gain (loss) on sales of investments	(17,632)	(2,285)	(842)	(669)	(15,574)
Distributions from capital gains	—	6,081	32,082	2,456	32,411
Net change in unrealized appreciation or depreciation of investments	100,150	(16,237)	(149,747)	(5,387)	(41,071)
Net gain (loss) on investments	82,518	(12,441)	(118,507)	(3,600)	(24,234)
Net increase (decrease) in net assets resulting from operations	$94,305	$(12,206)	$(117,266)	$(3,404)	$(21,653)

(1) For the period May 2, 2022 (commencement of operations) to December 31, 2022.

Year ended December 31, 2022 (continued)	Calvert VP SRI Bal, Cl I	Col VP Bal, Cl 1	Col VP Bal, Cl 3	Col VP Commodity Strategy, Cl 1	Col VP Commodity Strategy, Cl 2
Investment income
Dividend income	$182,741	$—	$—	$432,949	$318,322
Variable account expenses	74,548	—	1,364,642	—	—
Investment income (loss) — net	108,193	—	(1,364,642)	432,949	318,322

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,692,866	784,409	22,786,487	306,286	637,463
Cost of investments sold	1,549,006	776,104	12,500,786	338,549	622,930
Net realized gain (loss) on sales of investments	143,860	8,305	10,285,701	(32,263)	14,533
Distributions from capital gains	1,449,134	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(4,415,104)	(2,161,055)	(50,752,878)	(329,969)	(282,439)
Net gain (loss) on investments	(2,822,110)	(2,152,750)	(40,467,177)	(362,232)	(267,906)
Net increase (decrease) in net assets resulting from operations	$(2,713,917)	$(2,152,750)	$(41,831,819)	$70,717	$50,416

See accompanying notes to financial statements.

38	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Operations

Year ended December 31, 2022 (continued)	Col VP Contrarian Core, Cl 1	Col VP Contrarian Core, Cl 2	Col VP Disciplined Core, Cl 1	Col VP Disciplined Core, Cl 2	Col VP Disciplined Core, Cl 3
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	—	—	—	—	2,229,634
Investment income (loss) — net	—	—	—	—	(2,229,634)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	122,458	928,876	305,772	1,001,101	26,766,968
Cost of investments sold	118,437	628,695	285,710	772,477	7,914,908
Net realized gain (loss) on sales of investments	4,021	300,181	20,062	228,624	18,852,060
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(734,085)	(1,440,580)	(535,429)	(912,545)	(88,373,502)
Net gain (loss) on investments	(730,064)	(1,140,399)	(515,367)	(683,921)	(69,521,442)
Net increase (decrease) in net assets resulting from operations	$(730,064)	$(1,140,399)	$(515,367)	$(683,921)	$(71,751,076)

Year ended December 31, 2022 (continued)	Col VP Divd Opp, Cl 1	Col VP Divd Opp, Cl 2	Col VP Divd Opp, Cl 3	Col VP Emerg Mkts Bond, Cl 1	Col VP Emerg Mkts Bond, Cl 2
Investment income
Dividend income	$—	$—	$—	$15,760	$27,365
Variable account expenses	—	—	1,009,088	—	—
Investment income (loss) — net	—	—	(1,009,088)	15,760	27,365

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	159,500	628,506	14,206,111	99,298	223,077
Cost of investments sold	141,171	457,148	6,726,139	116,237	276,635
Net realized gain (loss) on sales of investments	18,329	171,358	7,479,972	(16,939)	(53,558)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	35,559	(168,606)	(10,239,624)	(52,489)	(112,079)
Net gain (loss) on investments	53,888	2,752	(2,759,652)	(69,428)	(165,637)
Net increase (decrease) in net assets resulting from operations	$53,888	$2,752	$(3,768,740)	$(53,668)	$(138,272)

Year ended December 31, 2022 (continued)	Col VP Emer Mkts, Cl 1	Col VP Emer Mkts, Cl 2	Col VP Emer Mkts, Cl 3	Col VP Global Strategic Inc, Cl 2	Col VP Global Strategic Inc, Cl 3
Investment income
Dividend income	$—	$—	$—	$7,513	$581,519
Variable account expenses	—	—	201,541	—	83,236
Investment income (loss) — net	—	—	(201,541)	7,513	498,283

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	255,237	1,124,399	4,209,003	24,021	2,239,120
Cost of investments sold	396,255	1,709,830	5,654,125	27,962	2,814,499
Net realized gain (loss) on sales of investments	(141,018)	(585,431)	(1,445,122)	(3,941)	(575,379)
Distributions from capital gains	1,480,091	2,218,630	13,039,804	—	—
Net change in unrealized appreciation or depreciation of investments	(3,194,979)	(4,897,901)	(31,157,293)	(38,664)	(2,661,910)
Net gain (loss) on investments	(1,855,906)	(3,264,702)	(19,562,611)	(42,605)	(3,237,289)
Net increase (decrease) in net assets resulting from operations	$(1,855,906)	$(3,264,702)	$(19,764,152)	$(35,092)	$(2,739,006)

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	39

Statement of Operations

Year ended December 31, 2022 (continued)	Col VP Govt Money Mkt, Cl 1	Col VP Govt Money Mkt, Cl 2	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 1	Col VP Hi Yield Bond, Cl 2
Investment income
Dividend income	$101,832	$93,672	$545,728	$96,930	$101,082
Variable account expenses	—	—	217,792	—	—
Investment income (loss) — net	101,832	93,672	327,936	96,930	101,082

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	4,757,634	3,039,548	12,564,028	127,387	364,573
Cost of investments sold	4,757,634	3,039,548	12,563,998	136,970	389,903
Net realized gain (loss) on sales of investments	—	—	30	(9,583)	(25,330)
Distributions from capital gains	—	—	—	13,011	14,311
Net change in unrealized appreciation or depreciation of investments	—	—	(30)	(270,247)	(335,276)
Net gain (loss) on investments	—	—	—	(266,819)	(346,295)
Net increase (decrease) in net assets resulting from operations	$101,832	$93,672	$327,936	$(169,889)	$(245,213)

Year ended December 31, 2022 (continued)	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 1	Col VP Inc Opp, Cl 2	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 1
Investment income
Dividend income	$2,387,458	$34,165	$49,798	$843,472	$79,102
Variable account expenses	225,767	—	—	79,254	—
Investment income (loss) — net	2,161,691	34,165	49,798	764,218	79,102

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	5,208,542	73,015	152,192	2,241,953	295,001
Cost of investments sold	5,742,265	81,812	172,441	2,667,180	354,191
Net realized gain (loss) on sales of investments	(533,723)	(8,797)	(20,249)	(425,227)	(59,190)
Distributions from capital gains	329,353	22,838	35,044	578,319	1,633
Net change in unrealized appreciation or depreciation of investments	(7,805,950)	(104,925)	(175,848)	(2,860,407)	(470,796)
Net gain (loss) on investments	(8,010,320)	(90,884)	(161,053)	(2,707,315)	(528,353)
Net increase (decrease) in net assets resulting from operations	$(5,848,629)	$(56,719)	$(111,255)	$(1,943,097)	$(449,251)

Year ended December 31, 2022 (continued)	Col VP Inter Bond, Cl 2	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 1	Col VP Lg Cap Gro, Cl 2	Col VP Lg Cap Gro, Cl 3
Investment income
Dividend income	$77,194	$2,806,296	$—	$—	$—
Variable account expenses	—	472,239	—	—	359,917
Investment income (loss) — net	77,194	2,334,057	—	—	(359,917)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	842,762	10,265,342	500,807	1,147,427	10,859,246
Cost of investments sold	1,021,608	11,903,588	504,524	877,732	5,110,355
Net realized gain (loss) on sales of investments	(178,846)	(1,638,246)	(3,717)	269,695	5,748,891
Distributions from capital gains	1,757	60,648	—	—	—
Net change in unrealized appreciation or depreciation of investments	(431,392)	(19,249,992)	(2,670,443)	(3,116,928)	(36,831,214)
Net gain (loss) on investments	(608,481)	(20,827,590)	(2,674,160)	(2,847,233)	(31,082,323)
Net increase (decrease) in net assets resulting from operations	$(531,287)	$(18,493,533)	$(2,674,160)	$(2,847,233)	$(31,442,240)

See accompanying notes to financial statements.

40	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Operations

Year ended December 31, 2022 (continued)	Col VP Lg Cap Index, Cl 1	Col VP Lg Cap Index, Cl 3	Col VP Limited Duration Cr, Cl 1	Col VP Limited Duration Cr, Cl 2	Col VP Long Govt/Cr Bond, Cl 1
Investment income
Dividend income	$—	$—	$10,809	$67,015	$4,302
Variable account expenses	—	631,773	—	58,005	—
Investment income (loss) — net	—	(631,773)	10,809	9,010	4,302

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,627,921	12,931,223	361,832	2,973,865	26,148
Cost of investments sold	1,675,768	7,013,687	376,122	3,118,747	30,536
Net realized gain (loss) on sales of investments	(47,847)	5,917,536	(14,290)	(144,882)	(4,388)
Distributions from capital gains	—	—	—	—	4,713
Net change in unrealized appreciation or depreciation of investments	(4,419,272)	(38,106,632)	(55,293)	(748,168)	(59,860)
Net gain (loss) on investments	(4,467,119)	(32,189,096)	(69,583)	(893,050)	(59,535)
Net increase (decrease) in net assets resulting from operations	$(4,467,119)	$(32,820,869)	$(58,774)	$(884,040)	$(55,233)

Year ended December 31, 2022 (continued)	Col VP Long Govt/Cr Bond, Cl 2	Col VP Overseas Core, Cl 1	Col VP Overseas Core, Cl 2	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 1
Investment income
Dividend income	$7,069	$20,382	$21,870	$429,632	$—
Variable account expenses	—	—	—	376,326	—
Investment income (loss) — net	7,069	20,382	21,870	53,306	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	76,542	83,295	417,944	4,902,753	430,549
Cost of investments sold	82,586	97,777	480,585	4,446,848	402,311
Net realized gain (loss) on sales of investments	(6,044)	(14,482)	(62,641)	455,905	28,238
Distributions from capital gains	8,741	236,494	222,375	4,000,554	—
Net change in unrealized appreciation or depreciation of investments	(110,012)	(573,920)	(679,117)	(14,302,911)	(40,830)
Net gain (loss) on investments	(107,315)	(351,908)	(519,383)	(9,846,452)	(12,592)
Net increase (decrease) in net assets resulting from operations	$(100,246)	$(331,526)	$(497,513)	$(9,793,146)	$(12,592)

Year ended December 31, 2022 (continued)	Col VP Select Lg Cap Val, Cl 2	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Gro, Cl 1	Col VP Select Mid Cap Gro, Cl 2	Col VP Select Mid Cap Gro, Cl 3
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	—	162,365	—	—	88,119
Investment income (loss) — net	—	(162,365)	—	—	(88,119)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	881,460	4,172,690	60,409	437,682	3,206,131
Cost of investments sold	716,678	3,145,090	64,806	336,155	2,003,000
Net realized gain (loss) on sales of investments	164,782	1,027,600	(4,397)	101,527	1,203,131
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(223,387)	(1,608,810)	(897,958)	(1,124,650)	(9,186,956)
Net gain (loss) on investments	(58,605)	(581,210)	(902,355)	(1,023,123)	(7,983,825)
Net increase (decrease) in net assets resulting from operations	$(58,605)	$(743,575)	$(902,355)	$(1,023,123)	$(8,071,944)

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	41

Statement of Operations

Year ended December 31, 2022 (continued)	Col VP Select Mid Cap Val, Cl 1	Col VP Select Mid Cap Val, Cl 2	Col VP Select Mid Cap Val, Cl 3	Col VP Select Sm Cap Val, Cl 1	Col VP Select Sm Cap Val, Cl 2
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	—	—	90,590	—	—
Investment income (loss) — net	—	—	(90,590)	—	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	88,877	385,060	2,202,249	92,953	494,391
Cost of investments sold	84,067	273,666	1,496,534	93,614	407,419
Net realized gain (loss) on sales of investments	4,810	111,394	705,715	(661)	86,972
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(118,277)	(394,776)	(2,653,288)	(214,226)	(432,389)
Net gain (loss) on investments	(113,467)	(283,382)	(1,947,573)	(214,887)	(345,417)
Net increase (decrease) in net assets resulting from operations	$(113,467)	$(283,382)	$(2,038,163)	$(214,887)	$(345,417)

Year ended December 31, 2022 (continued)	Col VP Select Sm Cap Val, Cl 3	Col VP Sel Gbl Tech, Cl 1(1)	Col VP Sel Gbl Tech, Cl 2(1)	Col VP Strategic Inc, Cl 1	Col VP Strategic Inc, Cl 2
Investment income
Dividend income	$—	$—	$—	$101,968	$64,721
Variable account expenses	99,085	—	—	—	—
Investment income (loss) — net	(99,085)	—	—	101,968	64,721

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,737,775	13,748	7,807	144,703	558,171
Cost of investments sold	1,151,903	15,493	9,269	159,012	629,263
Net realized gain (loss) on sales of investments	585,872	(1,745)	(1,462)	(14,309)	(71,092)
Distributions from capital gains	—	45,025	13,443	142,040	99,451
Net change in unrealized appreciation or depreciation of investments	(3,991,359)	(75,109)	(21,088)	(587,646)	(407,248)
Net gain (loss) on investments	(3,405,487)	(31,829)	(9,107)	(459,915)	(378,889)
Net increase (decrease) in net assets resulting from operations	$(3,504,572)	$(31,829)	$(9,107)	$(357,947)	$(314,168)

(1) For the period May 2, 2022 (commencement of operations) to December 31, 2022.

Year ended December 31, 2022 (continued)	Col VP US Govt Mtge, Cl 1	Col VP US Govt Mtge, Cl 2	Col VP US Govt Mtge, Cl 3	CS Commodity Return	CTIVP AC Div Bond, Cl 1
Investment income
Dividend income	$13,875	$11,565	$382,412	$1,403,124	$21,609
Variable account expenses	—	—	94,496	45,309	—
Investment income (loss) — net	13,875	11,565	287,916	1,357,815	21,609

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	203,202	124,929	2,152,515	2,191,392	88,054
Cost of investments sold	230,594	144,570	2,415,291	2,259,070	99,357
Net realized gain (loss) on sales of investments	(27,392)	(19,641)	(262,776)	(67,678)	(11,303)
Distributions from capital gains	—	—	—	—	18,116
Net change in unrealized appreciation or depreciation of investments	(64,323)	(78,504)	(3,135,777)	(354,101)	(140,431)
Net gain (loss) on investments	(91,715)	(98,145)	(3,398,553)	(421,779)	(133,618)
Net increase (decrease) in net assets resulting from operations	$(77,840)	$(86,580)	$(3,110,637)	$936,036	$(112,009)

See accompanying notes to financial statements.

42	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Operations

Year ended December 31, 2022 (continued)	CTIVP AC Div Bond, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 1	CTIVP BR Gl Infl Prot Sec, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP CenterSquare Real Est, Cl 1
Investment income
Dividend income	$9,541	$46,839	$46,019	$595,794	$32,082
Variable account expenses	—	—	—	61,382	—
Investment income (loss) — net	9,541	46,839	46,019	534,412	32,082

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	94,231	110,643	250,455	2,294,988	241,517
Cost of investments sold	108,057	122,804	270,321	2,697,051	263,000
Net realized gain (loss) on sales of investments	(13,826)	(12,161)	(19,866)	(402,063)	(21,483)
Distributions from capital gains	8,793	18,692	19,553	245,223	394,838
Net change in unrealized appreciation or depreciation of investments	(64,494)	(230,910)	(244,290)	(3,014,867)	(922,786)
Net gain (loss) on investments	(69,527)	(224,379)	(244,603)	(3,171,707)	(549,431)
Net increase (decrease) in net assets resulting from operations	$(59,986)	$(177,540)	$(198,584)	$(2,637,295)	$(517,349)

Year ended December 31, 2022 (continued)	CTIVP CenterSquare Real Est, Cl 2	CTIVP MFS Val, Cl 1	CTIVP MFS Val, Cl 2	CTIVP MS Adv, Cl 1	CTIVP MS Adv, Cl 2
Investment income
Dividend income	$35,854	$—	$—	$—	$—
Variable account expenses	—	—	—	—	—
Investment income (loss) — net	35,854	—	—	—	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,121,546	628,533	1,114,303	790,018	861,805
Cost of investments sold	1,219,084	598,395	892,121	1,038,818	905,727
Net realized gain (loss) on sales of investments	(97,538)	30,138	222,182	(248,800)	(43,922)
Distributions from capital gains	530,160	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(1,275,483)	(325,773)	(635,919)	(1,553,817)	(1,705,849)
Net gain (loss) on investments	(842,861)	(295,635)	(413,737)	(1,802,617)	(1,749,771)
Net increase (decrease) in net assets resulting from operations	$(807,007)	$(295,635)	$(413,737)	$(1,802,617)	$(1,749,771)

Year ended December 31, 2022 (continued)	CTIVP Prin Blue Chip Gro, Cl 1	CTIVP Prin Blue Chip Gro, Cl 2	CTIVP T Rowe Price LgCap Val, Cl 1	CTIVP T Rowe Price LgCap Val, Cl 2	CTIVP TCW Core Plus Bond, Cl 1
Investment income
Dividend income	$—	$—	$—	$—	$19,348
Variable account expenses	—	—	—	—	—
Investment income (loss) — net	—	—	—	—	19,348

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	108,701	393,882	224,201	376,901	162,723
Cost of investments sold	108,864	264,730	197,767	298,999	185,149
Net realized gain (loss) on sales of investments	(163)	129,152	26,434	77,902	(22,426)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(632,005)	(935,430)	(124,841)	(193,429)	(247,599)
Net gain (loss) on investments	(632,168)	(806,278)	(98,407)	(115,527)	(270,025)
Net increase (decrease) in net assets resulting from operations	$(632,168)	$(806,278)	$(98,407)	$(115,527)	$(250,677)

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	43

Statement of Operations

Year ended December 31, 2022 (continued)	CTIVP TCW Core Plus Bond, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 1	CTIVP Vty Sycamore Estb Val, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP Westfield Mid Cap Gro, Cl 1
Investment income
Dividend income	$2,815	$—	$—	$—	$—
Variable account expenses	—	—	—	178,034	—
Investment income (loss) — net	2,815	—	—	(178,034)	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	177,226	274,606	1,395,661	4,404,695	161,282
Cost of investments sold	200,018	249,615	1,023,716	3,031,852	165,885
Net realized gain (loss) on sales of investments	(22,792)	24,991	371,945	1,372,843	(4,603)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(35,340)	(75,117)	(606,931)	(2,522,748)	(348,247)
Net gain (loss) on investments	(58,132)	(50,126)	(234,986)	(1,149,905)	(352,850)
Net increase (decrease) in net assets resulting from operations	$(55,317)	$(50,126)	$(234,986)	$(1,327,939)	$(352,850)

Year ended December 31, 2022 (continued)	CTIVP Westfield Mid Cap Gro, Cl 2	Del Ivy VIP Asset Strategy, Cl II	DWS Alt Asset Alloc VIP, Cl A	DWS Alt Asset Alloc VIP, Cl B	EV VT Floating-Rate Inc, Init Cl
Investment income
Dividend income	$—	$33,406	$63,621	$286,404	$881,745
Variable account expenses	—	5,571	—	14,779	90,484
Investment income (loss) — net	—	27,835	63,621	271,625	791,261

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	224,265	314,577	54,592	580,235	3,050,516
Cost of investments sold	174,953	350,730	55,996	586,952	3,199,529
Net realized gain (loss) on sales of investments	49,312	(36,153)	(1,404)	(6,717)	(149,013)
Distributions from capital gains	—	166,607	876	4,169	—
Net change in unrealized appreciation or depreciation of investments	(713,599)	(509,340)	(134,065)	(629,971)	(1,272,321)
Net gain (loss) on investments	(664,287)	(378,886)	(134,593)	(632,519)	(1,421,334)
Net increase (decrease) in net assets resulting from operations	$(664,287)	$(351,051)	$(70,972)	$(360,894)	$(630,073)

Year ended December 31, 2022 (continued)	Fid VIP Contrafund, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl	Fid VIP Gro & Inc, Serv Cl 2	Fid VIP Mid Cap, Init Cl
Investment income
Dividend income	$60,793	$325,223	$861,612	$573,189	$33,841
Variable account expenses	—	515,177	300,668	160,898	—
Investment income (loss) — net	60,793	(189,954)	560,944	412,291	33,841

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	355,481	10,395,179	4,396,331	3,279,780	379,000
Cost of investments sold	388,323	8,484,946	3,007,723	2,690,198	428,355
Net realized gain (loss) on sales of investments	(32,842)	1,910,233	1,388,608	589,582	(49,355)
Distributions from capital gains	525,200	6,097,289	1,096,265	796,871	375,185
Net change in unrealized appreciation or depreciation of investments	(3,319,528)	(49,165,903)	(6,302,031)	(4,083,973)	(1,057,488)
Net gain (loss) on investments	(2,827,170)	(41,158,381)	(3,817,158)	(2,697,520)	(731,658)
Net increase (decrease) in net assets resulting from operations	$(2,766,377)	$(41,348,335)	$(3,256,214)	$(2,285,229)	$(697,817)

See accompanying notes to financial statements.

44	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Operations

Year ended December 31, 2022 (continued)	Fid VIP Mid Cap, Serv Cl	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl	Fid VIP Overseas, Serv Cl 2	Fid VIP Strategic Inc, Init Cl
Investment income
Dividend income	$372,659	$233,002	$165,051	$138,815	$78,702
Variable account expenses	519,458	322,313	95,635	65,519	—
Investment income (loss) — net	(146,799)	(89,311)	69,416	73,296	78,702

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	7,613,059	5,898,809	1,641,714	1,484,846	143,993
Cost of investments sold	7,054,782	6,097,398	1,452,999	1,434,193	156,551
Net realized gain (loss) on sales of investments	558,277	(198,589)	188,715	50,653	(12,558)
Distributions from capital gains	6,132,452	5,908,315	160,292	157,098	1,396
Net change in unrealized appreciation or depreciation of investments	(23,352,498)	(21,078,750)	(6,018,280)	(5,699,978)	(253,224)
Net gain (loss) on investments	(16,661,769)	(15,369,024)	(5,669,273)	(5,492,227)	(264,386)
Net increase (decrease) in net assets resulting from operations	$(16,808,568)	$(15,458,335)	$(5,599,857)	$(5,418,931)	$(185,684)

Year ended December 31, 2022 (continued)	Fid VIP Strategic Inc, Serv Cl 2	Frank Global Real Est, Cl 2	Frank Inc, Cl 1	Frank Inc, Cl 2	Frank Mutual Shares, Cl 1
Investment income
Dividend income	$57,835	$967,104	$32,478	$335,731	$4,775
Variable account expenses	—	190,241	—	27,335	—
Investment income (loss) — net	57,835	776,863	32,478	308,396	4,775

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	336,953	3,468,568	119,094	1,021,285	24,575
Cost of investments sold	363,509	3,706,675	114,709	1,000,123	25,912
Net realized gain (loss) on sales of investments	(26,556)	(238,107)	4,385	21,162	(1,337)
Distributions from capital gains	1,829	2,890,793	12,384	136,275	24,241
Net change in unrealized appreciation or depreciation of investments	(251,525)	(16,275,014)	(77,655)	(810,449)	(40,794)
Net gain (loss) on investments	(276,252)	(13,622,328)	(60,886)	(653,012)	(17,890)
Net increase (decrease) in net assets resulting from operations	$(218,417)	$(12,845,465)	$(28,408)	$(344,616)	$(13,115)

Year ended December 31, 2022 (continued)	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 1	Frank Sm Cap Val, Cl 2	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor
Investment income
Dividend income	$304,432	$41,441	$460,667	$604,592	$55,979
Variable account expenses	66,820	—	195,616	434,846	4,329
Investment income (loss) — net	237,612	41,441	265,051	169,746	51,650

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,338,759	167,879	5,818,344	7,425,906	409,080
Cost of investments sold	1,447,767	186,825	6,441,389	6,795,055	418,793
Net realized gain (loss) on sales of investments	(109,008)	(18,946)	(623,045)	630,851	(9,713)
Distributions from capital gains	1,838,495	595,068	8,693,371	13,001,873	—
Net change in unrealized appreciation or depreciation of investments	(3,325,258)	(894,630)	(13,743,879)	(24,179,567)	(158,483)
Net gain (loss) on investments	(1,595,771)	(318,508)	(5,673,553)	(10,546,843)	(168,196)
Net increase (decrease) in net assets resulting from operations	$(1,358,159)	$(277,067)	$(5,408,502)	$(10,377,097)	$(116,546)

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	45

Statement of Operations

Year ended December 31, 2022 (continued)	GS VIT Sm Cap Eq Insights, Inst	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser I	Invesco VI Am Fran, Ser II	Invesco VI Bal Risk Alloc, Ser I
Investment income
Dividend income	$19,359	$431,686	$—	$—	$27,464
Variable account expenses	34,385	265,062	80,241	54,427	—
Investment income (loss) — net	(15,026)	166,624	(80,241)	(54,427)	27,464

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	825,038	4,681,356	1,769,000	1,585,154	35,643
Cost of investments sold	935,342	4,622,488	1,676,791	1,591,884	38,466
Net realized gain (loss) on sales of investments	(110,304)	58,868	92,209	(6,730)	(2,823)
Distributions from capital gains	64,914	274,792	3,937,411	3,657,076	12,797
Net change in unrealized appreciation or depreciation of investments	(1,379,036)	(13,202,862)	(9,999,177)	(9,052,178)	(86,424)
Net gain (loss) on investments	(1,424,426)	(12,869,202)	(5,969,557)	(5,401,832)	(76,450)
Net increase (decrease) in net assets resulting from operations	$(1,439,452)	$(12,702,578)	$(6,049,798)	$(5,456,259)	$(48,986)

Year ended December 31, 2022 (continued)	Invesco VI Bal Risk Alloc, Ser II	Invesco VI Comstock, Ser II	Invesco VI Core Eq, Ser I	Invesco VI Dis Mid Cap Gro, Ser I	Invesco VI Div Divd, Ser I
Investment income
Dividend income	$409,874	$156,191	$934,687	$—	$356,404
Variable account expenses	24,925	52,300	706,608	68,246	85,227
Investment income (loss) — net	384,949	103,891	228,079	(68,246)	271,177

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,784,627	1,842,610	8,185,904	1,600,123	1,958,085
Cost of investments sold	1,979,362	1,588,066	7,572,723	1,607,659	1,715,921
Net realized gain (loss) on sales of investments	(194,735)	254,544	613,181	(7,536)	242,164
Distributions from capital gains	198,300	356,156	15,884,668	3,841,627	2,338,194
Net change in unrealized appreciation or depreciation of investments	(1,379,867)	(651,343)	(42,696,731)	(9,669,927)	(3,244,417)
Net gain (loss) on investments	(1,376,302)	(40,643)	(26,198,882)	(5,835,836)	(664,059)
Net increase (decrease) in net assets resulting from operations	$(991,353)	$63,248	$(25,970,803)	$(5,904,082)	$(392,882)

Year ended December 31, 2022 (continued)	Invesco VI EQV Intl Eq, Ser II	Invesco VI Global, Ser I	Invesco VI Global, Ser II	Invesco VI Gbl Strat Inc, Ser I	Invesco VI Gbl Strat Inc, Ser II
Investment income
Dividend income	$281,078	$—	$—	$—	$—
Variable account expenses	94,588	—	110,790	—	133,407
Investment income (loss) — net	186,490	—	(110,790)	—	(133,407)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	2,192,549	205,892	3,407,116	30,804	4,308,465
Cost of investments sold	2,325,783	252,798	3,589,143	34,220	5,225,063
Net realized gain (loss) on sales of investments	(133,234)	(46,906)	(182,027)	(3,416)	(916,598)
Distributions from capital gains	2,198,697	580,167	4,734,220	—	—
Net change in unrealized appreciation or depreciation of investments	(6,868,118)	(1,541,908)	(16,000,885)	(32,158)	(2,995,252)
Net gain (loss) on investments	(4,802,655)	(1,008,647)	(11,448,692)	(35,574)	(3,911,850)
Net increase (decrease) in net assets resulting from operations	$(4,616,165)	$(1,008,647)	$(11,559,482)	$(35,574)	$(4,045,257)

See accompanying notes to financial statements.

46	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Operations

Year ended December 31, 2022 (continued)	Invesco VI Mn St Sm Cap, Ser I	Invesco VI Mn St Sm Cap, Ser II	Invesco VI Tech, Ser I	Invesco VI Tech, Ser II(1)	Janus Henderson VIT Bal, Inst
Investment income
Dividend income	$19,195	$66,837	$—	$—	$121,361
Variable account expenses	—	100,047	68,744	—	—
Investment income (loss) — net	19,195	(33,210)	(68,744)	—	121,361

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	242,045	4,538,581	3,432,701	15,541	2,808,403
Cost of investments sold	258,866	4,397,020	3,391,359	18,446	3,043,162
Net realized gain (loss) on sales of investments	(16,821)	141,561	41,342	(2,905)	(234,759)
Distributions from capital gains	416,495	3,131,662	5,660,514	50,365	259,992
Net change in unrealized appreciation or depreciation of investments	(893,823)	(8,622,288)	(14,178,751)	(65,272)	(1,601,898)
Net gain (loss) on investments	(494,149)	(5,349,065)	(8,476,895)	(17,812)	(1,576,665)
Net increase (decrease) in net assets resulting from operations	$(474,954)	$(5,382,275)	$(8,545,639)	$(17,812)	$(1,455,304)

(1) For the period May 2, 2022 (commencement of operations) to December 31, 2022.

Year ended December 31, 2022 (continued)	Janus Henderson VIT Bal, Serv	Janus Henderson VIT Enter, Serv	Janus Henderson VIT Flex Bd, Inst	Janus Henderson VIT Flex Bd, Serv	Janus Hend VIT Gbl Tech Innov, Srv
Investment income
Dividend income	$48,343	$16,797	$17,142	$20,666	$—
Variable account expenses	—	111,013	—	—	195,903
Investment income (loss) — net	48,343	(94,216)	17,142	20,666	(195,903)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	544,933	1,969,650	81,885	219,071	5,090,228
Cost of investments sold	514,019	1,624,549	91,508	237,069	4,601,717
Net realized gain (loss) on sales of investments	30,914	345,101	(9,623)	(17,998)	488,511
Distributions from capital gains	147,626	3,678,767	10,563	15,255	7,610,490
Net change in unrealized appreciation or depreciation of investments	(1,188,568)	(8,031,542)	(98,666)	(155,368)	(29,598,778)
Net gain (loss) on investments	(1,010,028)	(4,007,674)	(97,726)	(158,111)	(21,499,777)
Net increase (decrease) in net assets resulting from operations	$(961,685)	$(4,101,890)	$(80,584)	$(137,445)	$(21,695,680)

Year ended December 31, 2022 (continued)	Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Res, Inst	Janus Henderson VIT Res, Serv	Lazard Ret Global Dyn MA, Inv	Lazard Ret Global Dyn MA, Serv
Investment income
Dividend income	$623,004	$6,049	$—	$637	$1,215
Variable account expenses	178,247	—	57,500	—	5,538
Investment income (loss) — net	444,757	6,049	(57,500)	637	(4,323)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	2,550,953	188,200	1,801,489	22,196	323,244
Cost of investments sold	2,442,837	221,455	1,728,283	24,461	330,222
Net realized gain (loss) on sales of investments	108,116	(33,255)	73,206	(2,265)	(6,978)
Distributions from capital gains	—	512,239	2,621,301	15,743	82,157
Net change in unrealized appreciation or depreciation of investments	(4,348,663)	(1,398,282)	(8,247,049)	(64,523)	(386,651)
Net gain (loss) on investments	(4,240,547)	(919,298)	(5,552,542)	(51,045)	(311,472)
Net increase (decrease) in net assets resulting from operations	$(3,795,790)	$(913,249)	$(5,610,042)	$(50,408)	$(315,795)

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	47

Statement of Operations

Year ended December 31, 2022 (continued)	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl	MFS Utilities, Init Cl	MFS Utilities, Serv Cl	MS VIF Dis, Cl I
Investment income
Dividend income	$—	$—	$47,770	$563,772	$—
Variable account expenses	217,329	139,964	—	105,098	—
Investment income (loss) — net	(217,329)	(139,964)	47,770	458,674	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	3,994,529	2,913,736	170,496	2,379,769	410,125
Cost of investments sold	3,603,606	3,870,391	161,909	2,034,659	915,876
Net realized gain (loss) on sales of investments	390,923	(956,655)	8,587	345,110	(505,751)
Distributions from capital gains	6,170,613	10,344,851	75,717	991,243	1,610,906
Net change in unrealized appreciation or depreciation of investments	(16,963,393)	(21,124,372)	(108,346)	(1,715,779)	(4,932,993)
Net gain (loss) on investments	(10,401,857)	(11,736,176)	(24,042)	(379,426)	(3,827,838)
Net increase (decrease) in net assets resulting from operations	$(10,619,186)	$(11,876,140)	$23,728	$79,248	$(3,827,838)

Year ended December 31, 2022 (continued)	MS VIF Dis, Cl II	MS VIF Global Real Est, Cl II	NB AMT Sus Eq, Cl I	NB AMT Sus Eq, Cl S	NB AMT US Eq Index PW Strat, Cl S
Investment income
Dividend income	$—	$331,673	$4,033	$954	$—
Variable account expenses	85,016	34,483	—	—	2,678
Investment income (loss) — net	(85,016)	297,190	4,033	954	(2,678)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	7,212,669	1,793,096	72,985	108,130	182,855
Cost of investments sold	16,476,472	2,144,045	75,355	91,909	184,579
Net realized gain (loss) on sales of investments	(9,263,803)	(350,949)	(2,370)	16,221	(1,724)
Distributions from capital gains	11,845,667	293,439	85,653	72,884	156,711
Net change in unrealized appreciation or depreciation of investments	(31,468,101)	(2,591,605)	(229,354)	(251,554)	(238,667)
Net gain (loss) on investments	(28,886,237)	(2,649,115)	(146,071)	(162,449)	(83,680)
Net increase (decrease) in net assets resulting from operations	$(28,971,253)	$(2,351,925)	$(142,038)	$(161,495)	$(86,358)

Year ended December 31, 2022 (continued)	PIMCO VIT All Asset, Advisor Cl	PIMCO VIT All Asset, Inst Cl	PIMCO VIT Glb Man As Alloc, Adv Cl	PIMCO VIT Tot Return, Advisor Cl	PIMCO VIT Tot Return, Inst Cl
Investment income
Dividend income	$932,465	$13,935	$5,183	$292,300	$38,476
Variable account expenses	58,820	—	—	51,516	—
Investment income (loss) — net	873,645	13,935	5,183	240,784	38,476

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,472,959	9,103	19,899	1,855,748	116,792
Cost of investments sold	1,591,598	10,120	22,275	2,157,891	129,768
Net realized gain (loss) on sales of investments	(118,639)	(1,017)	(2,376)	(302,143)	(12,976)
Distributions from capital gains	989,005	13,516	19,394	—	—
Net change in unrealized appreciation or depreciation of investments	(3,406,422)	(46,185)	(45,582)	(1,884,669)	(216,679)
Net gain (loss) on investments	(2,536,056)	(33,686)	(28,564)	(2,186,812)	(229,655)
Net increase (decrease) in net assets resulting from operations	$(1,662,411)	$(19,751)	$(23,381)	$(1,946,028)	$(191,179)
See accompanying notes to financial statements.

48	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Operations

Year ended December 31, 2022 (continued)	Put VT Global Hlth Care, Cl IA(1)	Put VT Global Hlth Care, Cl IB	Put VT Hi Yield, Cl IB	Put VT Intl Eq, Cl IB	Put VT Sus Leaders, Cl IA
Investment income
Dividend income	$—	$106,166	$269,716	$101,131	$1,082,127
Variable account expenses	—	128,252	28,236	29,345	873,108
Investment income (loss) — net	—	(22,086)	241,480	71,786	209,019

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	25,213	3,506,843	527,444	943,614	10,376,287
Cost of investments sold	24,233	3,453,447	613,872	1,094,545	8,348,070
Net realized gain (loss) on sales of investments	980	53,396	(86,428)	(150,931)	2,028,217
Distributions from capital gains	—	2,409,513	10,231	723,935	19,249,801
Net change in unrealized appreciation or depreciation of investments	19,947	(3,917,575)	(864,546)	(1,868,692)	(59,259,751)
Net gain (loss) on investments	20,927	(1,454,666)	(940,743)	(1,295,688)	(37,981,733)
Net increase (decrease) in net assets resulting from operations	$20,927	$(1,476,752)	$(699,263)	$(1,223,902)	$(37,772,714)

(1) For the period May 2, 2022 (commencement of operations) to December 31, 2022.

Year ended December 31, 2022 (continued)	Put VT Sus Leaders, Cl IB	Royce Micro-Cap, Invest Cl	Temp Global Bond, Cl 1	Temp Global Bond, Cl 2	Third Ave VST Third Ave Value
Investment income
Dividend income	$27,742	$—	$—	$—	$363,101
Variable account expenses	19,229	159,923	—	12,017	137,479
Investment income (loss) — net	8,513	(159,923)	—	(12,017)	225,622

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	833,959	2,573,904	49,651	688,867	2,362,962
Cost of investments sold	866,108	2,284,991	55,020	853,006	1,772,310
Net realized gain (loss) on sales of investments	(32,149)	288,913	(5,369)	(164,139)	590,652
Distributions from capital gains	771,937	8,893,911	—	—	—
Net change in unrealized appreciation or depreciation of investments	(2,197,018)	(17,526,002)	(13,475)	(11,919)	2,751,403
Net gain (loss) on investments	(1,457,230)	(8,343,178)	(18,844)	(176,058)	3,342,055
Net increase (decrease) in net assets resulting from operations	$(1,448,717)	$(8,503,101)	$(18,844)	$(188,075)	$3,567,677

Year ended December 31, 2022 (continued)	VanEck VIP Global Gold, Cl S	VP Aggr, Cl 1	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Conserv, Cl 1
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	22,278	—	1,004,721	1,448,098	—
Investment income (loss) — net	(22,278)	—	(1,004,721)	(1,448,098)	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,157,675	1,762,183	25,010,746	21,189,578	305,698
Cost of investments sold	1,357,531	1,839,474	16,836,831	14,344,471	326,255
Net realized gain (loss) on sales of investments	(199,856)	(77,291)	8,173,915	6,845,107	(20,557)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(708,937)	(9,019,172)	(78,328,709)	(81,418,508)	(148,694)
Net gain (loss) on investments	(908,793)	(9,096,463)	(70,154,794)	(74,573,401)	(169,251)
Net increase (decrease) in net assets resulting from operations	$(931,071)	$(9,096,463)	$(71,159,515)	$(76,021,499)	$(169,251)

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	49

Statement of Operations

Year ended December 31, 2022 (continued)	VP Conserv, Cl 2	VP Conserv, Cl 4	VP Man Vol Conserv, Cl 1	VP Man Vol Conserv, Cl 2	VP Man Vol Conserv Gro, Cl 1
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	102,735	102,714	—	13,434	—
Investment income (loss) — net	(102,735)	(102,714)	—	(13,434)	—

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	7,128,478	3,930,555	64,059	838,442	126,330
Cost of investments sold	7,100,531	3,699,973	65,062	843,012	127,277
Net realized gain (loss) on sales of investments	27,947	230,582	(1,003)	(4,570)	(947)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(3,942,715)	(4,088,599)	(65,246)	(571,561)	(161,690)
Net gain (loss) on investments	(3,914,768)	(3,858,017)	(66,249)	(576,131)	(162,637)
Net increase (decrease) in net assets resulting from operations	$(4,017,503)	$(3,960,731)	$(66,249)	$(589,565)	$(162,637)

Year ended December 31, 2022 (continued)	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 1	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 1	VP Man Vol Mod Gro, Cl 2
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	26,400	—	133,047	—	145,316
Investment income (loss) — net	(26,400)	—	(133,047)	—	(145,316)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,146,774	1,786,423	7,026,945	253,038	5,432,667
Cost of investments sold	1,055,144	1,959,403	6,149,095	268,765	4,928,940
Net realized gain (loss) on sales of investments	91,630	(172,980)	877,850	(15,727)	503,727
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(1,269,841)	(3,004,740)	(10,769,420)	(2,229,013)	(9,015,383)
Net gain (loss) on investments	(1,178,211)	(3,177,720)	(9,891,570)	(2,244,740)	(8,511,656)
Net increase (decrease) in net assets resulting from operations	$(1,204,611)	$(3,177,720)	$(10,024,617)	$(2,244,740)	$(8,656,972)

Year ended December 31, 2022 (continued)	VP Mod, Cl 1	VP Mod, Cl 2	VP Mod, Cl 4	VP Mod Aggr, Cl 1	VP Mod Aggr, Cl 2
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	—	1,641,299	2,456,484	—	2,150,776
Investment income (loss) — net	—	(1,641,299)	(2,456,484)	—	(2,150,776)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	1,310,267	44,351,891	49,751,104	743,365	63,481,759
Cost of investments sold	1,349,569	31,756,403	34,980,360	762,814	43,458,197
Net realized gain (loss) on sales of investments	(39,302)	12,595,488	14,770,744	(19,449)	20,023,562
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(4,895,069)	(85,635,637)	(117,156,622)	(18,301,142)	(162,249,474)
Net gain (loss) on investments	(4,934,371)	(73,040,149)	(102,385,878)	(18,320,591)	(142,225,912)
Net increase (decrease) in net assets resulting from operations	$(4,934,371)	$(74,681,448)	$(104,842,362)	$(18,320,591)	$(144,376,688)

See accompanying notes to financial statements.

50	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Operations

Year ended December 31, 2022 (continued)	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 1	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP Ptnrs Core Bond, Cl 1
Investment income
Dividend income	$—	$—	$—	$—	$8,914
Variable account expenses	4,287,887	—	222,115	294,067	—
Investment income (loss) — net	(4,287,887)	—	(222,115)	(294,067)	8,914

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	54,578,843	491,502	9,332,562	8,902,516	93,474
Cost of investments sold	37,194,756	501,639	8,373,590	7,282,933	106,022
Net realized gain (loss) on sales of investments	17,384,087	(10,137)	958,972	1,619,583	(12,548)
Distributions from capital gains	—	—	—	—	3,897
Net change in unrealized appreciation or depreciation of investments	(220,567,643)	(228,327)	(9,842,710)	(13,282,085)	(73,180)
Net gain (loss) on investments	(203,183,556)	(238,464)	(8,883,738)	(11,662,502)	(81,831)
Net increase (decrease) in net assets resulting from operations	$(207,471,443)	$(238,464)	$(9,105,853)	$(11,956,569)	$(72,917)

Year ended December 31, 2022 (continued)	VP Ptnrs Core Bond, Cl 2	VP Ptnrs Core Eq, Cl 1	VP Ptnrs Core Eq, Cl 2	VP Ptnrs Core Eq, Cl 3	VP Ptnrs Intl Core Eq, Cl 1
Investment income
Dividend income	$8,892	$—	$—	$—	$27,978
Variable account expenses	—	—	—	29,982	—
Investment income (loss) — net	8,892	—	—	(29,982)	27,978

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	714,797	37,260	17,970	915,258	139,850
Cost of investments sold	803,330	38,392	12,699	512,886	172,426
Net realized gain (loss) on sales of investments	(88,533)	(1,132)	5,271	402,372	(32,576)
Distributions from capital gains	4,667	—	—	—	245,202
Net change in unrealized appreciation or depreciation of investments	(43,536)	(60,425)	(111,517)	(1,715,798)	(525,286)
Net gain (loss) on investments	(127,402)	(61,557)	(106,246)	(1,313,426)	(312,660)
Net increase (decrease) in net assets resulting from operations	$(118,510)	$(61,557)	$(106,246)	$(1,343,408)	$(284,682)

Year ended December 31, 2022 (continued)	VP Ptnrs Intl Core Eq, Cl 2	VP Ptnrs Intl Gro, Cl 1	VP Ptnrs Intl Gro, Cl 2	VP Ptnrs Intl Val, Cl 1	VP Ptnrs Intl Val, Cl 2
Investment income
Dividend income	$36,606	$—	$—	$24,975	$60,720
Variable account expenses	—	—	—	—	—
Investment income (loss) — net	36,606	—	—	24,975	60,720

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	564,447	225,627	566,391	109,073	771,334
Cost of investments sold	682,452	275,205	683,451	113,259	863,796
Net realized gain (loss) on sales of investments	(118,005)	(49,578)	(117,060)	(4,186)	(92,462)
Distributions from capital gains	327,269	174,016	321,698	—	—
Net change in unrealized appreciation or depreciation of investments	(725,843)	(1,010,918)	(2,092,803)	(124,472)	(347,111)
Net gain (loss) on investments	(516,579)	(886,480)	(1,888,165)	(128,658)	(439,573)
Net increase (decrease) in net assets resulting from operations	$(479,973)	$(886,480)	$(1,888,165)	$(103,683)	$(378,853)

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	51

Statement of Operations

Year ended December 31, 2022 (continued)	VP Ptnrs Sm Cap Gro, Cl 1	VP Ptnrs Sm Cap Gro, Cl 2	VP Ptnrs Sm Cap Val, Cl 1	VP Ptnrs Sm Cap Val, Cl 2	VP Ptnrs Sm Cap Val, Cl 3
Investment income
Dividend income	$—	$—	$—	$—	$—
Variable account expenses	—	—	—	—	58,252
Investment income (loss) — net	—	—	—	—	(58,252)

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	72,591	220,802	72,085	502,102	1,508,215
Cost of investments sold	78,640	210,150	71,334	469,530	1,061,764
Net realized gain (loss) on sales of investments	(6,049)	10,652	751	32,572	446,451
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(175,658)	(316,449)	(60,769)	(192,207)	(2,475,968)
Net gain (loss) on investments	(181,707)	(305,797)	(60,018)	(159,635)	(2,029,517)
Net increase (decrease) in net assets resulting from operations	$(181,707)	$(305,797)	$(60,018)	$(159,635)	$(2,087,769)

Year ended December 31, 2022 (continued)	VP US Flex Conserv Gro, Cl 1	VP US Flex Gro, Cl 1	VP US Flex Mod Gro, Cl 1	Wanger Acorn	Wanger Intl
Investment income
Dividend income	$—	$—	$—	$—	$643,711
Variable account expenses	—	—	—	436,719	329,842
Investment income (loss) — net	—	—	—	(436,719)	313,869

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales	4,621	82,474	187,694	6,160,039	6,425,632
Cost of investments sold	4,906	92,166	188,224	9,445,615	8,373,044
Net realized gain (loss) on sales of investments	(285)	(9,692)	(530)	(3,285,576)	(1,947,412)
Distributions from capital gains	—	—	—	32,579,264	12,731,509
Net change in unrealized appreciation or depreciation of investments	(40,979)	(1,053,315)	(563,069)	(72,039,737)	(45,357,938)
Net gain (loss) on investments	(41,264)	(1,063,007)	(563,599)	(42,746,049)	(34,573,841)
Net increase (decrease) in net assets resulting from operations	$(41,264)	$(1,063,007)	$(563,599)	$(43,182,768)	$(34,259,972)

Year ended December 31, 2022 (continued)				WA Var Global Hi Yd Bond, Cl I	WA Var Global Hi Yd Bond, Cl II
Investment income
Dividend income				$48,372	$18,248
Variable account expenses				—	—
Investment income (loss) — net				48,372	18,248

Realized and unrealized gain (loss) on investments — net
Realized gain (loss) on sales of investments:
Proceeds from sales				122,920	128,237
Cost of investments sold				133,078	145,771
Net realized gain (loss) on sales of investments				(10,158)	(17,534)
Distributions from capital gains				—	—
Net change in unrealized appreciation or depreciation of investments				(109,732)	(56,663)
Net gain (loss) on investments				(119,890)	(74,197)
Net increase (decrease) in net assets resulting from operations				$(71,518)	$(55,949)

See accompanying notes to financial statements.

52	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2022	AB VPS Dyn Asset Alloc, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl A	AB VPS Lg Cap Gro, Cl B
Operations
Investment income (loss) — net	$11,013	$215,592	$1,330,779	$—	$(221,338)
Net realized gain (loss) on sales of investments	(13,922)	433,734	(237,359)	(42,486)	402,687
Distributions from capital gains	151,117	5,316,583	—	1,109,771	7,765,113
Net change in unrealized appreciation or depreciation of investments	(247,177)	(7,709,101)	(6,985,152)	(4,113,969)	(30,406,116)
Net increase (decrease) in net assets resulting from operations	(98,969)	(1,743,192)	(5,891,732)	(3,046,684)	(22,459,654)

Contract transactions
Contract purchase payments	58,194	829,796	1,785,259	2,524,831	2,351,477
Net transfers(1)	8,248	(1,015,436)	103,159	2,133,716	954,544
Transfers for policy loans	759	(320,874)	(20,085)	(49,062)	(604,994)
Policy charges	(17,862)	(654,487)	(967,915)	(633,600)	(992,484)
Contract terminations:
Surrender benefits	(147)	(926,497)	(1,309,088)	(59,387)	(1,250,003)
Death benefits	—	(919)	(34,386)	—	(27,860)
Increase (decrease) from transactions	49,192	(2,088,417)	(443,056)	3,916,498	430,680
Net assets at beginning of year	500,585	35,943,041	41,260,374	9,387,680	77,131,981
Net assets at end of year	$450,808	$32,111,432	$34,925,586	$10,257,494	$55,103,007

Accumulation unit activity
Units outstanding at beginning of year	339,479	8,602,283	21,576,989	4,525,755	11,121,856
Units purchased	56,180	268,939	1,306,323	2,855,025	848,526
Units redeemed	(20,381)	(772,428)	(1,589,392)	(463,737)	(702,989)
Units outstanding at end of year	375,278	8,098,794	21,293,920	6,917,043	11,267,393

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	53

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Allspg VT Index Asset Alloc, Cl 2	Allspg VT Intl Eq, Cl 2	Allspg VT Opp, Cl 1	Allspg VT Opp, Cl 2	Allspg VT Sm Cap Gro, Cl 1
Operations
Investment income (loss) — net	$31,411	$608,618	$—	$(67,794)	$—
Net realized gain (loss) on sales of investments	(45,047)	(1,385,906)	(1,158)	84,325	(91,771)
Distributions from capital gains	1,598,402	—	36,397	2,970,270	606,298
Net change in unrealized appreciation or depreciation of investments	(4,343,126)	(2,035,300)	(74,021)	(6,901,998)	(2,026,522)
Net increase (decrease) in net assets resulting from operations	(2,758,360)	(2,812,588)	(38,782)	(3,915,197)	(1,511,995)

Contract transactions
Contract purchase payments	522,709	652,188	59,851	413,522	1,271,991
Net transfers(1)	(241,977)	(665,968)	141,309	(323,613)	678,920
Transfers for policy loans	(7,761)	34,780	(1,739)	(55,339)	(66,586)
Policy charges	(279,624)	(516,565)	(17,676)	(361,503)	(318,519)
Contract terminations:
Surrender benefits	(642,956)	(628,012)	—	(492,133)	(39,650)
Death benefits	—	(7,838)	—	—	—
Increase (decrease) from transactions	(649,609)	(1,131,415)	181,745	(819,066)	1,526,156
Net assets at beginning of year	16,143,492	22,245,434	155,355	18,792,421	3,960,102
Net assets at end of year	$12,735,523	$18,301,431	$298,318	$14,058,158	$3,974,263

Accumulation unit activity
Units outstanding at beginning of year	6,216,451	10,506,165	88,257	3,460,075	2,183,720
Units purchased	234,382	370,862	138,660	96,082	1,476,073
Units redeemed	(503,691)	(993,469)	(13,448)	(281,771)	(324,205)
Units outstanding at end of year	5,947,142	9,883,558	213,469	3,274,386	3,335,588

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

54	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Allspg VT Sm Cap Gro, Cl 2	ALPS Alerian Engy Infr, Class I	ALPS Alerian Engy Infr, Class III	AC VP Intl, Cl I	AC VP Intl, Cl II
Operations
Investment income (loss) — net	$(94,508)	$69,895	$689,581	$118,835	$97,376
Net realized gain (loss) on sales of investments	(404,109)	14,427	242,772	12,646	(223,436)
Distributions from capital gains	4,551,520	—	—	1,997,247	1,636,618
Net change in unrealized appreciation or depreciation of investments	(17,059,015)	28,200	534,977	(6,353,404)	(4,969,718)
Net increase (decrease) in net assets resulting from operations	(13,006,112)	112,522	1,467,330	(4,224,676)	(3,459,160)

Contract transactions
Contract purchase payments	1,280,958	292,478	457,299	376,535	378,326
Net transfers(1)	(984,841)	787,125	7,398,582	(358,905)	(175,638)
Transfers for policy loans	(162,536)	(15,291)	(145,840)	(45,746)	24,160
Policy charges	(577,979)	(76,923)	(200,572)	(316,968)	(186,920)
Contract terminations:
Surrender benefits	(800,734)	(8)	(276,459)	(421,570)	(268,585)
Death benefits	(1,684)	—	—	—	(615)
Increase (decrease) from transactions	(1,246,816)	987,381	7,233,010	(766,654)	(229,272)
Net assets at beginning of year	38,115,058	491,869	8,264,619	16,775,202	13,509,321
Net assets at end of year	$23,862,130	$1,591,772	$16,964,959	$11,783,872	$9,820,889

Accumulation unit activity
Units outstanding at beginning of year	6,491,946	466,180	9,385,322	5,558,149	6,201,264
Units purchased	472,354	886,837	7,741,344	172,032	275,333
Units redeemed	(635,955)	(72,898)	(616,923)	(615,365)	(433,803)
Units outstanding at end of year	6,328,345	1,280,119	16,509,743	5,114,816	6,042,794

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	55

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	AC VP Val, Cl I	AC VP Val, Cl II	BlackRock Global Alloc, Cl I	BlackRock Global Alloc, Cl III	Calvert VP EAFE Intl Index, Cl F(2)
Operations
Investment income (loss) — net	$935,371	$603,827	$—	$(45,368)	$710
Net realized gain (loss) on sales of investments	1,662,696	699,444	(25,227)	(278,810)	(4)
Distributions from capital gains	4,691,534	2,976,172	50,169	202,322	—
Net change in unrealized appreciation or depreciation of investments	(7,250,073)	(4,285,648)	(643,690)	(2,304,584)	1,929
Net increase (decrease) in net assets resulting from operations	39,528	(6,205)	(618,748)	(2,426,440)	2,635

Contract transactions
Contract purchase payments	1,970,798	1,261,820	1,270,127	564,415	350
Net transfers(1)	1,691,779	1,183,728	1,085,445	194,211	44,303
Transfers for policy loans	(254,863)	(403,616)	(12,365)	(158,015)	—
Policy charges	(1,815,803)	(766,772)	(288,025)	(273,720)	(20)
Contract terminations:
Surrender benefits	(1,864,930)	(1,054,415)	(1,136)	(449,986)	(323)
Death benefits	(21,292)	(28,166)	—	(18,649)	—
Increase (decrease) from transactions	(294,311)	192,579	2,054,046	(141,744)	44,310
Net assets at beginning of year	60,651,909	38,102,649	3,305,406	14,741,015	—
Net assets at end of year	$60,397,126	$38,289,023	$4,740,704	$12,172,831	$46,945

Accumulation unit activity
Units outstanding at beginning of year	14,850,029	14,551,674	2,314,532	8,960,177	—
Units purchased	1,977,703	1,078,764	1,875,055	614,409	47,927
Units redeemed	(1,130,003)	(983,071)	(244,366)	(749,516)	(23)
Units outstanding at end of year	15,697,729	14,647,367	3,945,221	8,825,070	47,904

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period May 2, 2022 (commencement of operations) to December 31, 2022.

See accompanying notes to financial statements.

56	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Calvert VP EAFE Intl Index, Cl I(2)	Calvert VP Nasdaq 100 Index, Cl F(2)	Calvert VP Nasdaq 100 Index, Cl I(2)	Calv VP Russ 2000 Sm Cap Ind, Cl F(2)	Calv VP Russ 2000 Sm Cap Ind, Cl I(2)
Operations
Investment income (loss) — net	$11,787	$235	$1,241	$196	$2,581
Net realized gain (loss) on sales of investments	(17,632)	(2,285)	(842)	(669)	(15,574)
Distributions from capital gains	—	6,081	32,082	2,456	32,411
Net change in unrealized appreciation or depreciation of investments	100,150	(16,237)	(149,747)	(5,387)	(41,071)
Net increase (decrease) in net assets resulting from operations	94,305	(12,206)	(117,266)	(3,404)	(21,653)

Contract transactions
Contract purchase payments	130,806	18,735	326,568	350	231,329
Net transfers(1)	1,087,531	151,566	1,662,155	50,225	1,188,642
Transfers for policy loans	(2,378)	(16,693)	(4,331)	(4,969)	—
Policy charges	(11,122)	(1,329)	(20,743)	(436)	(14,478)
Contract terminations:
Surrender benefits	(323)	(424)	(448)	(343)	(344)
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	1,204,514	151,855	1,963,201	44,827	1,405,149
Net assets at beginning of year	—	—	—	—	—
Net assets at end of year	$1,298,819	$139,649	$1,845,935	$41,423	$1,383,496

Accumulation unit activity
Units outstanding at beginning of year	—	—	—	—	—
Units purchased	1,337,902	184,337	2,188,317	49,097	1,465,134
Units redeemed	(14,207)	(20,641)	(28,178)	(5,620)	(14,861)
Units outstanding at end of year	1,323,695	163,696	2,160,139	43,477	1,450,273

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period May 2, 2022 (commencement of operations) to December 31, 2022.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	57

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Calvert VP SRI Bal, Cl I	Col VP Bal, Cl 1	Col VP Bal, Cl 3	Col VP Commodity Strategy, Cl 1	Col VP Commodity Strategy, Cl 2
Operations
Investment income (loss) — net	$108,193	$—	$(1,364,642)	$432,949	$318,322
Net realized gain (loss) on sales of investments	143,860	8,305	10,285,701	(32,263)	14,533
Distributions from capital gains	1,449,134	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(4,415,104)	(2,161,055)	(50,752,878)	(329,969)	(282,439)
Net increase (decrease) in net assets resulting from operations	(2,713,917)	(2,152,750)	(41,831,819)	70,717	50,416

Contract transactions
Contract purchase payments	450,805	3,645,553	7,804,165	292,476	78,171
Net transfers(1)	385,781	3,051,465	(620,079)	1,115,300	491,886
Transfers for policy loans	(42,762)	(9,326)	(551,407)	(47,623)	(40,043)
Policy charges	(282,756)	(910,094)	(9,751,482)	(90,826)	(17,037)
Contract terminations:
Surrender benefits	(673,968)	(42,149)	(9,724,413)	(2,591)	(11,557)
Death benefits	—	—	(164,917)	—	—
Increase (decrease) from transactions	(162,900)	5,735,449	(13,008,133)	1,266,736	501,420
Net assets at beginning of year	17,155,394	10,644,069	245,549,051	504,708	699,209
Net assets at end of year	$14,278,577	$14,226,768	$190,709,099	$1,842,161	$1,251,045

Accumulation unit activity
Units outstanding at beginning of year	5,131,125	6,890,710	75,551,628	382,331	858,107
Units purchased	438,665	4,859,230	3,484,529	876,025	504,762
Units redeemed	(491,297)	(700,478)	(8,439,952)	(86,519)	(69,422)
Units outstanding at end of year	5,078,493	11,049,462	70,596,205	1,171,837	1,293,447

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

58	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Col VP Contrarian Core, Cl 1	Col VP Contrarian Core, Cl 2	Col VP Disciplined Core, Cl 1	Col VP Disciplined Core, Cl 2	Col VP Disciplined Core, Cl 3
Operations
Investment income (loss) — net	$—	$—	$—	$—	$(2,229,634)
Net realized gain (loss) on sales of investments	4,021	300,181	20,062	228,624	18,852,060
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(734,085)	(1,440,580)	(535,429)	(912,545)	(88,373,502)
Net increase (decrease) in net assets resulting from operations	(730,064)	(1,140,399)	(515,367)	(683,921)	(71,751,076)

Contract transactions
Contract purchase payments	1,136,679	395,045	686,835	196,479	9,209,802
Net transfers(1)	1,189,502	(179,409)	516,489	200,112	(3,956,476)
Transfers for policy loans	(4,580)	(276,799)	(7,450)	(24,590)	(151,938)
Policy charges	(240,169)	(184,514)	(122,751)	(76,881)	(13,944,876)
Contract terminations:
Surrender benefits	(11,708)	(79,321)	(15,547)	(66,192)	(12,803,783)
Death benefits	—	—	—	—	(399,997)
Increase (decrease) from transactions	2,069,724	(324,998)	1,057,576	228,928	(22,047,268)
Net assets at beginning of year	3,254,087	6,104,651	2,289,978	3,172,448	377,758,764
Net assets at end of year	$4,593,747	$4,639,254	$2,832,187	$2,717,455	$283,960,420

Accumulation unit activity
Units outstanding at beginning of year	1,798,565	2,000,605	1,353,888	846,603	99,081,975
Units purchased	1,486,602	147,840	806,038	99,565	3,073,917
Units redeemed	(163,938)	(274,863)	(99,868)	(51,562)	(10,146,657)
Units outstanding at end of year	3,121,229	1,873,582	2,060,058	894,606	92,009,235

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	59

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Col VP Divd Opp, Cl 1	Col VP Divd Opp, Cl 2	Col VP Divd Opp, Cl 3	Col VP Emerg Mkts Bond, Cl 1	Col VP Emerg Mkts Bond, Cl 2
Operations
Investment income (loss) — net	$—	$—	$(1,009,088)	$15,760	$27,365
Net realized gain (loss) on sales of investments	18,329	171,358	7,479,972	(16,939)	(53,558)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	35,559	(168,606)	(10,239,624)	(52,489)	(112,079)
Net increase (decrease) in net assets resulting from operations	53,888	2,752	(3,768,740)	(53,668)	(138,272)

Contract transactions
Contract purchase payments	1,088,389	290,683	5,714,036	137,183	74,919
Net transfers(1)	2,085,098	1,392,178	(745,463)	88,504	(152,404)
Transfers for policy loans	(33,163)	(125,183)	(1,100,467)	(10,431)	6,498
Policy charges	(234,050)	(120,050)	(5,448,290)	(27,511)	(19,384)
Contract terminations:
Surrender benefits	(8,960)	(234,893)	(7,007,976)	(3,950)	(8,963)
Death benefits	—	—	(119,593)	—	—
Increase (decrease) from transactions	2,897,314	1,202,735	(8,707,753)	183,795	(99,334)
Net assets at beginning of year	2,606,047	3,826,094	217,214,934	291,773	824,666
Net assets at end of year	$5,557,249	$5,031,581	$204,738,441	$421,900	$587,060

Accumulation unit activity
Units outstanding at beginning of year	1,830,333	1,445,578	55,539,471	261,724	609,182
Units purchased	2,315,968	668,987	1,870,207	234,027	70,249
Units redeemed	(199,373)	(186,733)	(3,920,965)	(45,035)	(162,194)
Units outstanding at end of year	3,946,928	1,927,832	53,488,713	450,716	517,237

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

60	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Col VP Emer Mkts, Cl 1	Col VP Emer Mkts, Cl 2	Col VP Emer Mkts, Cl 3	Col VP Global Strategic Inc, Cl 2	Col VP Global Strategic Inc, Cl 3
Operations
Investment income (loss) — net	$—	$—	$(201,541)	$7,513	$498,283
Net realized gain (loss) on sales of investments	(141,018)	(585,431)	(1,445,122)	(3,941)	(575,379)
Distributions from capital gains	1,480,091	2,218,630	13,039,804	—	—
Net change in unrealized appreciation or depreciation of investments	(3,194,979)	(4,897,901)	(31,157,293)	(38,664)	(2,661,910)
Net increase (decrease) in net assets resulting from operations	(1,855,906)	(3,264,702)	(19,764,152)	(35,092)	(2,739,006)

Contract transactions
Contract purchase payments	1,717,246	768,406	1,757,208	33,075	746,121
Net transfers(1)	1,142,045	(472,075)	328,809	20,694	(373,432)
Transfers for policy loans	(34,378)	(56,688)	(3,696)	2,657	(52,199)
Policy charges	(318,990)	(185,064)	(1,015,733)	(13,113)	(586,998)
Contract terminations:
Surrender benefits	(26,719)	(93,187)	(1,622,658)	(327)	(692,899)
Death benefits	—	—	(18,825)	—	(29,780)
Increase (decrease) from transactions	2,479,204	(38,608)	(574,895)	42,986	(989,187)
Net assets at beginning of year	4,880,638	9,728,827	59,340,074	261,765	19,784,977
Net assets at end of year	$5,503,936	$6,425,517	$39,001,027	$269,659	$16,056,784

Accumulation unit activity
Units outstanding at beginning of year	3,338,781	5,013,961	20,488,644	256,552	15,543,859
Units purchased	2,628,013	537,247	1,446,006	64,148	661,089
Units redeemed	(355,583)	(603,128)	(1,463,809)	(14,722)	(1,493,322)
Units outstanding at end of year	5,611,211	4,948,080	20,470,841	305,978	14,711,626

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	61

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Col VP Govt Money Mkt, Cl 1	Col VP Govt Money Mkt, Cl 2	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 1	Col VP Hi Yield Bond, Cl 2
Operations
Investment income (loss) — net	$101,832	$93,672	$327,936	$96,930	$101,082
Net realized gain (loss) on sales of investments	—	—	30	(9,583)	(25,330)
Distributions from capital gains	—	—	—	13,011	14,311
Net change in unrealized appreciation or depreciation of investments	—	—	(30)	(270,247)	(335,276)
Net increase (decrease) in net assets resulting from operations	101,832	93,672	327,936	(169,889)	(245,213)

Contract transactions
Contract purchase payments	4,456,122	1,578,144	4,132,715	575,710	151,618
Net transfers(1)	1,896,411	31,511	13,149,186	703,384	(41,868)
Transfers for policy loans	(82,717)	(85,066)	(572,524)	(27,819)	(10,366)
Policy charges	(698,170)	(533,683)	(4,149,352)	(156,851)	(65,999)
Contract terminations:
Surrender benefits	(19,431)	(203,053)	(6,478,825)	(33,963)	(84,857)
Death benefits	—	—	(385,023)	—	—
Increase (decrease) from transactions	5,552,215	787,853	5,696,177	1,060,461	(51,472)
Net assets at beginning of year	4,267,271	8,550,128	42,769,113	1,322,777	2,336,773
Net assets at end of year	$9,921,318	$9,431,653	$48,793,226	$2,213,349	$2,040,088

Accumulation unit activity
Units outstanding at beginning of year	4,187,975	8,269,282	42,780,232	1,074,777	1,395,454
Units purchased	6,215,940	1,546,083	17,290,287	1,128,638	98,436
Units redeemed	(782,676)	(792,695)	(11,574,596)	(193,052)	(128,415)
Units outstanding at end of year	9,621,239	9,022,670	48,495,923	2,010,363	1,365,475

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

62	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Col VP Hi Yield Bond, Cl 3	Col VP Inc Opp, Cl 1	Col VP Inc Opp, Cl 2	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 1
Operations
Investment income (loss) — net	$2,161,691	$34,165	$49,798	$764,218	$79,102
Net realized gain (loss) on sales of investments	(533,723)	(8,797)	(20,249)	(425,227)	(59,190)
Distributions from capital gains	329,353	22,838	35,044	578,319	1,633
Net change in unrealized appreciation or depreciation of investments	(7,805,950)	(104,925)	(175,848)	(2,860,407)	(470,796)
Net increase (decrease) in net assets resulting from operations	(5,848,629)	(56,719)	(111,255)	(1,943,097)	(449,251)

Contract transactions
Contract purchase payments	1,492,083	95,996	97,040	555,778	703,245
Net transfers(1)	(1,871,634)	188,140	(102,344)	(455,735)	363,943
Transfers for policy loans	11,688	(6,028)	3,777	(28,724)	2,984
Policy charges	(1,380,087)	(55,648)	(40,065)	(529,841)	(262,914)
Contract terminations:
Surrender benefits	(1,970,427)	(5,481)	(15,719)	(581,715)	(13,239)
Death benefits	(51,915)	—	—	(7,767)	—
Increase (decrease) from transactions	(3,770,292)	216,979	(57,311)	(1,048,004)	794,019
Net assets at beginning of year	53,387,304	523,989	1,122,134	18,526,889	2,398,664
Net assets at end of year	$43,768,383	$684,249	$953,568	$15,535,788	$2,743,432

Accumulation unit activity
Units outstanding at beginning of year	19,745,895	431,864	690,199	8,058,155	1,989,780
Units purchased	590,318	254,957	67,547	292,331	1,015,455
Units redeemed	(2,105,460)	(60,128)	(104,483)	(740,623)	(261,272)
Units outstanding at end of year	18,230,753	626,693	653,263	7,609,863	2,743,963

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	63

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Col VP Inter Bond, Cl 2	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 1	Col VP Lg Cap Gro, Cl 2	Col VP Lg Cap Gro, Cl 3
Operations
Investment income (loss) — net	$77,194	$2,334,057	$—	$—	$(359,917)
Net realized gain (loss) on sales of investments	(178,846)	(1,638,246)	(3,717)	269,695	5,748,891
Distributions from capital gains	1,757	60,648	—	—	—
Net change in unrealized appreciation or depreciation of investments	(431,392)	(19,249,992)	(2,670,443)	(3,116,928)	(36,831,214)
Net increase (decrease) in net assets resulting from operations	(531,287)	(18,493,533)	(2,674,160)	(2,847,233)	(31,442,240)

Contract transactions
Contract purchase payments	196,259	4,106,078	2,159,921	552,812	1,658,088
Net transfers(1)	(353,630)	(1,768,086)	2,468,336	(52,875)	(5,125,739)
Transfers for policy loans	(75,532)	(233,554)	(53,817)	(102,588)	(453,980)
Policy charges	(85,028)	(3,609,938)	(558,845)	(207,473)	(1,568,693)
Contract terminations:
Surrender benefits	(79,561)	(3,464,956)	(18,073)	(242,285)	(3,157,947)
Death benefits	—	(223,973)	—	—	(1)
Increase (decrease) from transactions	(397,492)	(5,194,429)	3,997,522	(52,409)	(8,648,272)
Net assets at beginning of year	3,185,809	108,129,198	6,971,791	9,036,255	102,999,720
Net assets at end of year	$2,257,030	$84,441,236	$8,295,153	$6,136,613	$62,909,208

Accumulation unit activity
Units outstanding at beginning of year	2,315,280	60,519,741	3,360,058	1,912,722	17,354,468
Units purchased	162,478	2,775,032	2,860,508	151,175	351,496
Units redeemed	(496,211)	(5,734,231)	(394,207)	(166,700)	(2,454,808)
Units outstanding at end of year	1,981,547	57,560,542	5,826,359	1,897,197	15,251,156

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

64	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Col VP Lg Cap Index, Cl 1	Col VP Lg Cap Index, Cl 3	Col VP Limited Duration Cr, Cl 1	Col VP Limited Duration Cr, Cl 2	Col VP Long Govt/Cr Bond, Cl 1
Operations
Investment income (loss) — net	$—	$(631,773)	$10,809	$9,010	$4,302
Net realized gain (loss) on sales of investments	(47,847)	5,917,536	(14,290)	(144,882)	(4,388)
Distributions from capital gains	—	—	—	—	4,713
Net change in unrealized appreciation or depreciation of investments	(4,419,272)	(38,106,632)	(55,293)	(748,168)	(59,860)
Net increase (decrease) in net assets resulting from operations	(4,467,119)	(32,820,869)	(58,774)	(884,040)	(55,233)

Contract transactions
Contract purchase payments	8,049,074	4,778,714	667,026	232,745	62,202
Net transfers(1)	9,710,240	10,965,156	1,092,566	2,391,138	61,270
Transfers for policy loans	(223,015)	(835,464)	(44,138)	(280,497)	(5)
Policy charges	(1,786,855)	(2,896,937)	(184,234)	(270,103)	(20,168)
Contract terminations:
Surrender benefits	(64,242)	(4,897,357)	—	(628,155)	—
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	15,685,202	7,114,112	1,531,220	1,445,128	103,299
Net assets at beginning of year	21,297,227	171,762,962	542,756	13,532,828	175,801
Net assets at end of year	$32,515,310	$146,056,205	$2,015,202	$14,093,916	$223,867

Accumulation unit activity
Units outstanding at beginning of year	11,970,053	34,652,437	485,962	12,445,089	132,649
Units purchased	11,773,956	4,236,592	1,652,524	2,555,032	119,559
Units redeemed	(1,363,496)	(2,391,726)	(217,435)	(1,139,406)	(19,065)
Units outstanding at end of year	22,380,513	36,497,303	1,921,051	13,860,715	233,143

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	65

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Col VP Long Govt/Cr Bond, Cl 2	Col VP Overseas Core, Cl 1	Col VP Overseas Core, Cl 2	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 1
Operations
Investment income (loss) — net	$7,069	$20,382	$21,870	$53,306	$—
Net realized gain (loss) on sales of investments	(6,044)	(14,482)	(62,641)	455,905	28,238
Distributions from capital gains	8,741	236,494	222,375	4,000,554	—
Net change in unrealized appreciation or depreciation of investments	(110,012)	(573,920)	(679,117)	(14,302,911)	(40,830)
Net increase (decrease) in net assets resulting from operations	(100,246)	(331,526)	(497,513)	(9,793,146)	(12,592)

Contract transactions
Contract purchase payments	25,738	896,965	221,831	2,477,494	989,144
Net transfers(1)	138,120	1,647,650	174,027	(111,248)	1,985,749
Transfers for policy loans	374	(12,257)	(66,900)	13,656	(39,904)
Policy charges	(7,905)	(182,592)	(72,600)	(2,774,759)	(200,712)
Contract terminations:
Surrender benefits	(371)	(29,242)	(46,049)	(2,152,107)	(52)
Death benefits	—	—	—	(45,549)	—
Increase (decrease) from transactions	155,956	2,320,524	210,309	(2,592,513)	2,734,225
Net assets at beginning of year	408,147	2,092,258	3,357,890	64,480,920	2,706,115
Net assets at end of year	$463,857	$4,081,256	$3,070,686	$52,095,261	$5,427,748

Accumulation unit activity
Units outstanding at beginning of year	267,587	1,554,420	1,776,145	34,473,237	1,781,182
Units purchased	159,866	2,197,622	242,996	2,088,567	2,024,362
Units redeemed	(6,848)	(198,370)	(110,486)	(3,788,701)	(165,854)
Units outstanding at end of year	420,605	3,553,672	1,908,655	32,773,103	3,639,690

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

66	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Col VP Select Lg Cap Val, Cl 2	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Gro, Cl 1	Col VP Select Mid Cap Gro, Cl 2	Col VP Select Mid Cap Gro, Cl 3
Operations
Investment income (loss) — net	$—	$(162,365)	$—	$—	$(88,119)
Net realized gain (loss) on sales of investments	164,782	1,027,600	(4,397)	101,527	1,203,131
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(223,387)	(1,608,810)	(897,958)	(1,124,650)	(9,186,956)
Net increase (decrease) in net assets resulting from operations	(58,605)	(743,575)	(902,355)	(1,023,123)	(8,071,944)

Contract transactions
Contract purchase payments	340,332	870,290	832,471	228,061	628,300
Net transfers(1)	1,242,776	3,672,553	632,196	(244,908)	(1,429,633)
Transfers for policy loans	(57,786)	(203,518)	(13,680)	(33,114)	(194,051)
Policy charges	(128,102)	(486,468)	(195,619)	(88,255)	(491,357)
Contract terminations:
Surrender benefits	(94,937)	(935,287)	(9,973)	(33,496)	(733,749)
Death benefits	—	(8,297)	—	—	(2,855)
Increase (decrease) from transactions	1,302,283	2,909,273	1,245,395	(171,712)	(2,223,345)
Net assets at beginning of year	5,667,328	33,618,499	2,654,893	3,404,011	26,557,534
Net assets at end of year	$6,911,006	$35,784,197	$2,997,933	$2,209,176	$16,262,245

Accumulation unit activity
Units outstanding at beginning of year	1,693,820	7,417,685	1,445,803	909,279	4,326,907
Units purchased	499,432	1,278,755	1,076,682	81,604	175,226
Units redeemed	(84,244)	(546,760)	(162,088)	(135,512)	(657,229)
Units outstanding at end of year	2,109,008	8,149,680	2,360,397	855,371	3,844,904

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	67

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Col VP Select Mid Cap Val, Cl 1	Col VP Select Mid Cap Val, Cl 2	Col VP Select Mid Cap Val, Cl 3	Col VP Select Sm Cap Val, Cl 1	Col VP Select Sm Cap Val, Cl 2
Operations
Investment income (loss) — net	$—	$—	$(90,590)	$—	$—
Net realized gain (loss) on sales of investments	4,810	111,394	705,715	(661)	86,972
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(118,277)	(394,776)	(2,653,288)	(214,226)	(432,389)
Net increase (decrease) in net assets resulting from operations	(113,467)	(283,382)	(2,038,163)	(214,887)	(345,417)

Contract transactions
Contract purchase payments	669,193	268,371	563,583	567,645	184,637
Net transfers(1)	1,208,185	796,414	1,711,060	611,208	417,124
Transfers for policy loans	(15,909)	(69,427)	(78,949)	(11,654)	(41,309)
Policy charges	(116,190)	(109,102)	(296,380)	(129,826)	(63,195)
Contract terminations:
Surrender benefits	(9,353)	(93,686)	(584,394)	(1,654)	(103,162)
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	1,735,926	792,570	1,314,920	1,035,719	394,095
Net assets at beginning of year	1,198,248	3,486,895	20,499,055	1,216,818	2,493,400
Net assets at end of year	$2,820,707	$3,996,083	$19,775,812	$2,037,650	$2,542,078

Accumulation unit activity
Units outstanding at beginning of year	749,870	1,074,970	4,462,461	842,292	824,727
Units purchased	1,297,165	380,259	708,407	923,926	239,134
Units redeemed	(97,901)	(91,527)	(318,414)	(112,570)	(75,516)
Units outstanding at end of year	1,949,134	1,363,702	4,852,454	1,653,648	988,345

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

68	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Col VP Select Sm Cap Val, Cl 3	Col VP Sel Gbl Tech, Cl 1(2)	Col VP Sel Gbl Tech, Cl 2(2)	Col VP Strategic Inc, Cl 1	Col VP Strategic Inc, Cl 2
Operations
Investment income (loss) — net	$(99,085)	$—	$—	$101,968	$64,721
Net realized gain (loss) on sales of investments	585,872	(1,745)	(1,462)	(14,309)	(71,092)
Distributions from capital gains	—	45,025	13,443	142,040	99,451
Net change in unrealized appreciation or depreciation of investments	(3,991,359)	(75,109)	(21,088)	(587,646)	(407,248)
Net increase (decrease) in net assets resulting from operations	(3,504,572)	(31,829)	(9,107)	(357,947)	(314,168)

Contract transactions
Contract purchase payments	650,643	136,096	31,170	736,610	222,523
Net transfers(1)	1,317,138	1,073,336	264,704	1,061,531	(175,884)
Transfers for policy loans	(106,003)	(509)	106	(16,484)	(21,151)
Policy charges	(464,377)	(11,558)	(486)	(242,876)	(151,293)
Contract terminations:
Surrender benefits	(579,115)	—	—	(258)	(143,298)
Death benefits	(113)	—	—	—	—
Increase (decrease) from transactions	818,173	1,197,365	295,494	1,538,523	(269,103)
Net assets at beginning of year	22,617,469	—	—	2,746,821	2,829,278
Net assets at end of year	$19,931,070	$1,165,536	$286,387	$3,927,397	$2,246,007

Accumulation unit activity
Units outstanding at beginning of year	4,707,528	—	—	2,355,932	1,966,054
Units purchased	561,335	1,365,191	333,085	1,689,054	168,403
Units redeemed	(294,317)	(13,457)	(539)	(244,396)	(370,568)
Units outstanding at end of year	4,974,546	1,351,734	332,546	3,800,590	1,763,889

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period May 2, 2022 (commencement of operations) to December 31, 2022.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	69

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Col VP US Govt Mtge, Cl 1	Col VP US Govt Mtge, Cl 2	Col VP US Govt Mtge, Cl 3	CS Commodity Return	CTIVP AC Div Bond, Cl 1
Operations
Investment income (loss) — net	$13,875	$11,565	$287,916	$1,357,815	$21,609
Net realized gain (loss) on sales of investments	(27,392)	(19,641)	(262,776)	(67,678)	(11,303)
Distributions from capital gains	—	—	—	—	18,116
Net change in unrealized appreciation or depreciation of investments	(64,323)	(78,504)	(3,135,777)	(354,101)	(140,431)
Net increase (decrease) in net assets resulting from operations	(77,840)	(86,580)	(3,110,637)	936,036	(112,009)

Contract transactions
Contract purchase payments	141,731	28,411	859,918	241,592	155,033
Net transfers(1)	139,695	191,009	69,297	1,717,594	129,789
Transfers for policy loans	—	(1,494)	(39,176)	(117,853)	4,341
Policy charges	(38,663)	(15,425)	(955,060)	(188,793)	(57,249)
Contract terminations:
Surrender benefits	(2,977)	(36,688)	(557,333)	(221,958)	(46)
Death benefits	—	—	(14,821)	(10,833)	—
Increase (decrease) from transactions	239,786	165,813	(637,175)	1,419,749	231,868
Net assets at beginning of year	389,833	506,259	21,281,046	7,062,047	642,223
Net assets at end of year	$551,779	$585,492	$17,533,234	$9,417,832	$762,082

Accumulation unit activity
Units outstanding at beginning of year	354,314	406,909	15,981,241	9,003,980	548,859
Units purchased	271,869	189,501	955,617	1,836,800	274,846
Units redeemed	(42,094)	(47,141)	(1,468,300)	(583,029)	(54,866)
Units outstanding at end of year	584,089	549,269	15,468,558	10,257,751	768,839

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

70	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	CTIVP AC Div Bond, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 1	CTIVP BR Gl Infl Prot Sec, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP CenterSquare Real Est, Cl 1
Operations
Investment income (loss) — net	$9,541	$46,839	$46,019	$534,412	$32,082
Net realized gain (loss) on sales of investments	(13,826)	(12,161)	(19,866)	(402,063)	(21,483)
Distributions from capital gains	8,793	18,692	19,553	245,223	394,838
Net change in unrealized appreciation or depreciation of investments	(64,494)	(230,910)	(244,290)	(3,014,867)	(922,786)
Net increase (decrease) in net assets resulting from operations	(59,986)	(177,540)	(198,584)	(2,637,295)	(517,349)

Contract transactions
Contract purchase payments	33,531	269,905	57,679	357,078	570,993
Net transfers(1)	56,249	500,520	84,794	(135,929)	543,618
Transfers for policy loans	91	(762)	2,282	(36,768)	(13,932)
Policy charges	(12,914)	(54,535)	(19,039)	(297,863)	(133,283)
Contract terminations:
Surrender benefits	(280)	(5,444)	(32,212)	(325,355)	(58,151)
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	76,677	709,684	93,504	(438,837)	909,245
Net assets at beginning of year	327,621	625,709	1,030,072	14,227,941	1,748,664
Net assets at end of year	$344,312	$1,157,853	$924,992	$11,151,809	$2,140,560

Accumulation unit activity
Units outstanding at beginning of year	249,823	516,451	747,989	8,800,771	1,168,021
Units purchased	72,241	698,725	109,902	387,951	872,456
Units redeemed	(11,298)	(56,576)	(41,851)	(736,390)	(156,190)
Units outstanding at end of year	310,766	1,158,600	816,040	8,452,332	1,884,287

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	71

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	CTIVP CenterSquare Real Est, Cl 2	CTIVP MFS Val, Cl 1	CTIVP MFS Val, Cl 2	CTIVP MS Adv, Cl 1	CTIVP MS Adv, Cl 2
Operations
Investment income (loss) — net	$35,854	$—	$—	$—	$—
Net realized gain (loss) on sales of investments	(97,538)	30,138	222,182	(248,800)	(43,922)
Distributions from capital gains	530,160	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(1,275,483)	(325,773)	(635,919)	(1,553,817)	(1,705,849)
Net increase (decrease) in net assets resulting from operations	(807,007)	(295,635)	(413,737)	(1,802,617)	(1,749,771)

Contract transactions
Contract purchase payments	201,228	1,633,848	604,832	1,549,721	339,654
Net transfers(1)	(681,613)	1,192,209	(311,910)	(279,485)	(634,614)
Transfers for policy loans	(7,414)	(20,409)	(8,690)	(25,779)	(38,617)
Policy charges	(65,499)	(367,153)	(112,679)	(337,458)	(102,965)
Contract terminations:
Surrender benefits	(97,102)	(30,245)	(235,913)	(53,502)	(34,161)
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	(650,400)	2,408,250	(64,360)	853,497	(470,703)
Net assets at beginning of year	3,711,599	5,819,538	6,202,173	4,206,920	4,518,679
Net assets at end of year	$2,254,192	$7,932,153	$5,724,076	$3,257,800	$2,298,205

Accumulation unit activity
Units outstanding at beginning of year	1,669,790	3,863,838	2,026,413	2,238,789	1,014,832
Units purchased	105,942	2,045,136	213,831	1,230,025	112,910
Units redeemed	(435,568)	(300,464)	(243,114)	(527,025)	(249,730)
Units outstanding at end of year	1,340,164	5,608,510	1,997,130	2,941,789	878,012

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

72	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	CTIVP Prin Blue Chip Gro, Cl 1	CTIVP Prin Blue Chip Gro, Cl 2	CTIVP T Rowe Price LgCap Val, Cl 1	CTIVP T Rowe Price LgCap Val, Cl 2	CTIVP TCW Core Plus Bond, Cl 1
Operations
Investment income (loss) — net	$—	$—	$—	$—	$19,348
Net realized gain (loss) on sales of investments	(163)	129,152	26,434	77,902	(22,426)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(632,005)	(935,430)	(124,841)	(193,429)	(247,599)
Net increase (decrease) in net assets resulting from operations	(632,168)	(806,278)	(98,407)	(115,527)	(250,677)

Contract transactions
Contract purchase payments	616,863	231,202	506,222	176,550	410,661
Net transfers(1)	373,707	(90,361)	269,521	79,703	258,768
Transfers for policy loans	(7,027)	(24,339)	300	(42,372)	(18,794)
Policy charges	(146,556)	(85,509)	(158,887)	(66,076)	(82,203)
Contract terminations:
Surrender benefits	(6,462)	(99,839)	(2,989)	(82,204)	(18,008)
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	830,525	(68,846)	614,167	65,601	550,424
Net assets at beginning of year	2,036,046	3,028,654	1,950,092	2,162,912	1,584,546
Net assets at end of year	$2,234,403	$2,153,530	$2,465,852	$2,112,986	$1,884,293

Accumulation unit activity
Units outstanding at beginning of year	1,108,851	678,632	1,326,119	855,354	1,370,021
Units purchased	691,629	65,811	554,094	106,795	644,651
Units redeemed	(110,256)	(72,485)	(115,907)	(81,029)	(116,156)
Units outstanding at end of year	1,690,224	671,958	1,764,306	881,120	1,898,516

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	73

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	CTIVP TCW Core Plus Bond, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 1	CTIVP Vty Sycamore Estb Val, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP Westfield Mid Cap Gro, Cl 1
Operations
Investment income (loss) — net	$2,815	$—	$—	$(178,034)	$—
Net realized gain (loss) on sales of investments	(22,792)	24,991	371,945	1,372,843	(4,603)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(35,340)	(75,117)	(606,931)	(2,522,748)	(348,247)
Net increase (decrease) in net assets resulting from operations	(55,317)	(50,126)	(234,986)	(1,327,939)	(352,850)

Contract transactions
Contract purchase payments	26,138	1,339,726	480,725	860,299	306,614
Net transfers(1)	(119,278)	1,493,539	(632,141)	1,340,662	464,922
Transfers for policy loans	(5,562)	(61,958)	(77,852)	(535,652)	(38,511)
Policy charges	(9,108)	(275,582)	(152,229)	(444,804)	(80,711)
Contract terminations:
Surrender benefits	(8,570)	(16,100)	(85,327)	(796,824)	(6,995)
Death benefits	—	—	—	(1,894)	—
Increase (decrease) from transactions	(116,380)	2,479,625	(466,824)	421,787	645,319
Net assets at beginning of year	451,330	4,045,631	7,998,304	39,080,392	1,225,003
Net assets at end of year	$279,633	$6,475,130	$7,296,494	$38,174,240	$1,517,472

Accumulation unit activity
Units outstanding at beginning of year	360,275	2,512,960	2,230,559	7,698,935	682,206
Units purchased	23,089	1,852,384	141,095	600,200	544,227
Units redeemed	(122,869)	(229,426)	(273,865)	(507,029)	(90,562)
Units outstanding at end of year	260,495	4,135,918	2,097,789	7,792,106	1,135,871

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

74	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	CTIVP Westfield Mid Cap Gro, Cl 2	Del Ivy VIP Asset Strategy, Cl II	DWS Alt Asset Alloc VIP, Cl A	DWS Alt Asset Alloc VIP, Cl B	EV VT Floating-Rate Inc, Init Cl
Operations
Investment income (loss) — net	$—	$27,835	$63,621	$271,625	$791,261
Net realized gain (loss) on sales of investments	49,312	(36,153)	(1,404)	(6,717)	(149,013)
Distributions from capital gains	—	166,607	876	4,169	—
Net change in unrealized appreciation or depreciation of investments	(713,599)	(509,340)	(134,065)	(629,971)	(1,272,321)
Net increase (decrease) in net assets resulting from operations	(664,287)	(351,051)	(70,972)	(360,894)	(630,073)

Contract transactions
Contract purchase payments	178,973	101,025	266,930	141,415	548,360
Net transfers(1)	107,280	46,917	490,500	1,036,715	1,958,096
Transfers for policy loans	(26,765)	(31,566)	(2,505)	(17,105)	(120,393)
Policy charges	(50,153)	(52,680)	(60,747)	(98,391)	(419,415)
Contract terminations:
Surrender benefits	(51,164)	(58,984)	(120)	(95,351)	(804,011)
Death benefits	—	—	—	—	(12,887)
Increase (decrease) from transactions	158,171	4,712	694,058	967,283	1,149,750
Net assets at beginning of year	2,520,484	2,370,189	609,274	3,916,003	18,368,221
Net assets at end of year	$2,014,368	$2,023,850	$1,232,360	$4,522,392	$18,887,898

Accumulation unit activity
Units outstanding at beginning of year	712,305	1,596,316	477,414	3,088,848	10,721,412
Units purchased	99,806	176,681	617,943	983,288	1,417,889
Units redeemed	(45,046)	(169,350)	(52,299)	(179,315)	(807,036)
Units outstanding at end of year	767,065	1,603,647	1,043,058	3,892,821	11,332,265

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	75

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Fid VIP Contrafund, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl	Fid VIP Gro & Inc, Serv Cl 2	Fid VIP Mid Cap, Init Cl
Operations
Investment income (loss) — net	$60,793	$(189,954)	$560,944	$412,291	$33,841
Net realized gain (loss) on sales of investments	(32,842)	1,910,233	1,388,608	589,582	(49,355)
Distributions from capital gains	525,200	6,097,289	1,096,265	796,871	375,185
Net change in unrealized appreciation or depreciation of investments	(3,319,528)	(49,165,903)	(6,302,031)	(4,083,973)	(1,057,488)
Net increase (decrease) in net assets resulting from operations	(2,766,377)	(41,348,335)	(3,256,214)	(2,285,229)	(697,817)

Contract transactions
Contract purchase payments	2,712,164	3,766,084	1,126,075	1,053,102	1,413,533
Net transfers(1)	2,657,351	(667,124)	858,777	23,324	1,949,582
Transfers for policy loans	(92,181)	(332,511)	(269,058)	(316,440)	(35,115)
Policy charges	(745,711)	(2,528,829)	(1,505,180)	(865,241)	(357,138)
Contract terminations:
Surrender benefits	(35,426)	(3,359,337)	(2,275,074)	(1,543,666)	(64,978)
Death benefits	—	(24,669)	(29,002)	(40,591)	—
Increase (decrease) from transactions	4,496,197	(3,146,386)	(2,093,462)	(1,689,512)	2,905,884
Net assets at beginning of year	9,226,056	155,607,806	58,676,165	41,567,978	4,443,206
Net assets at end of year	$10,955,876	$111,113,085	$53,326,489	$37,593,237	$6,651,273

Accumulation unit activity
Units outstanding at beginning of year	4,736,160	30,395,506	11,749,316	14,106,160	2,803,810
Units purchased	3,465,712	1,568,906	483,237	470,209	2,455,852
Units redeemed	(569,383)	(2,217,229)	(882,765)	(1,052,893)	(336,701)
Units outstanding at end of year	7,632,489	29,747,183	11,349,788	13,523,476	4,922,961

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

76	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Fid VIP Mid Cap, Serv Cl	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl	Fid VIP Overseas, Serv Cl 2	Fid VIP Strategic Inc, Init Cl
Operations
Investment income (loss) — net	$(146,799)	$(89,311)	$69,416	$73,296	$78,702
Net realized gain (loss) on sales of investments	558,277	(198,589)	188,715	50,653	(12,558)
Distributions from capital gains	6,132,452	5,908,315	160,292	157,098	1,396
Net change in unrealized appreciation or depreciation of investments	(23,352,498)	(21,078,750)	(6,018,280)	(5,699,978)	(253,224)
Net increase (decrease) in net assets resulting from operations	(16,808,568)	(15,458,335)	(5,599,857)	(5,418,931)	(185,684)

Contract transactions
Contract purchase payments	1,920,313	2,881,438	509,393	615,853	520,144
Net transfers(1)	(1,500,764)	(365,922)	86,829	(758)	567,833
Transfers for policy loans	(360,830)	(623,737)	26,216	(116,008)	(3,774)
Policy charges	(2,800,665)	(1,861,608)	(522,497)	(354,227)	(143,058)
Contract terminations:
Surrender benefits	(3,372,184)	(3,427,048)	(544,144)	(806,755)	(4,636)
Death benefits	(55,934)	(29,425)	(29,480)	(4,362)	—
Increase (decrease) from transactions	(6,170,064)	(3,426,302)	(473,683)	(666,257)	936,509
Net assets at beginning of year	110,913,908	101,328,400	22,201,481	21,671,329	1,372,627
Net assets at end of year	$87,935,276	$82,443,763	$16,127,941	$15,586,141	$2,123,452

Accumulation unit activity
Units outstanding at beginning of year	18,705,742	34,795,872	7,155,035	9,488,125	1,156,241
Units purchased	380,249	1,307,478	484,648	442,802	999,635
Units redeemed	(1,559,945)	(2,603,186)	(618,030)	(818,296)	(140,247)
Units outstanding at end of year	17,526,046	33,500,164	7,021,653	9,112,631	2,015,629

(1) Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	77

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Fid VIP Strategic Inc, Serv Cl 2	Frank Global Real Est, Cl 2	Frank Inc, Cl 1	Frank Inc, Cl 2	Frank Mutual Shares, Cl 1
Operations
Investment income (loss) — net	$57,835	$776,863	$32,478	$308,396	$4,775
Net realized gain (loss) on sales of investments	(26,556)	(238,107)	4,385	21,162	(1,337)
Distributions from capital gains	1,829	2,890,793	12,384	136,275	24,241
Net change in unrealized appreciation or depreciation of investments	(251,525)	(16,275,014)	(77,655)	(810,449)	(40,794)
Net increase (decrease) in net assets resulting from operations	(218,417)	(12,845,465)	(28,408)	(344,616)	(13,115)

Contract transactions
Contract purchase payments	167,827	1,658,199	222,565	225,608	69,455
Net transfers(1)	(72,541)	(248,137)	241,351	2,960,948	43,420
Transfers for policy loans	(54,296)	(75,429)	(10,644)	(56,068)	—
Policy charges	(71,437)	(1,170,418)	(63,154)	(171,161)	(13,396)
Contract terminations:
Surrender benefits	(22,957)	(1,402,468)	—	(183,364)	(5,856)
Death benefits	—	(74,026)	—	—	—
Increase (decrease) from transactions	(53,404)	(1,312,279)	390,118	2,775,963	93,623
Net assets at beginning of year	1,870,710	49,461,882	599,259	6,444,195	155,037
Net assets at end of year	$1,598,889	$35,304,138	$960,969	$8,875,542	$235,545

Accumulation unit activity
Units outstanding at beginning of year	1,315,046	16,713,384	470,822	4,438,019	122,613
Units purchased	128,306	812,826	386,646	2,352,498	94,482
Units redeemed	(173,066)	(1,251,361)	(60,743)	(295,702)	(16,457)
Units outstanding at end of year	1,270,286	16,274,849	796,725	6,494,815	200,638

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

78	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 1	Frank Sm Cap Val, Cl 2	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor
Operations
Investment income (loss) — net	$237,612	$41,441	$265,051	$169,746	$51,650
Net realized gain (loss) on sales of investments	(109,008)	(18,946)	(623,045)	630,851	(9,713)
Distributions from capital gains	1,838,495	595,068	8,693,371	13,001,873	—
Net change in unrealized appreciation or depreciation of investments	(3,325,258)	(894,630)	(13,743,879)	(24,179,567)	(158,483)
Net increase (decrease) in net assets resulting from operations	(1,358,159)	(277,067)	(5,408,502)	(10,377,097)	(116,546)

Contract transactions
Contract purchase payments	654,676	920,214	1,496,451	2,338,363	112,945
Net transfers(1)	33,001	918,355	(1,575,068)	(1,613,268)	155,011
Transfers for policy loans	(13,174)	(41,496)	(165,860)	(344,565)	(6,764)
Policy charges	(461,474)	(201,412)	(1,075,441)	(2,407,839)	(20,698)
Contract terminations:
Surrender benefits	(565,735)	(6,990)	(1,401,246)	(3,591,919)	(131,387)
Death benefits	(687)	—	(8,056)	(62,685)	—
Increase (decrease) from transactions	(353,393)	1,588,671	(2,729,220)	(5,681,913)	109,107
Net assets at beginning of year	17,821,967	2,786,898	52,654,692	100,228,765	1,737,780
Net assets at end of year	$16,110,415	$4,098,502	$44,516,970	$84,169,755	$1,730,341

Accumulation unit activity
Units outstanding at beginning of year	6,441,108	1,915,747	12,267,450	20,047,085	1,615,408
Units purchased	370,538	1,399,680	433,286	518,382	308,119
Units redeemed	(474,663)	(191,457)	(1,065,627)	(1,691,805)	(197,876)
Units outstanding at end of year	6,336,983	3,123,970	11,635,109	18,873,662	1,725,651

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	79

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	GS VIT Sm Cap Eq Insights, Inst	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser I	Invesco VI Am Fran, Ser II	Invesco VI Bal Risk Alloc, Ser I
Operations
Investment income (loss) — net	$(15,026)	$166,624	$(80,241)	$(54,427)	$27,464
Net realized gain (loss) on sales of investments	(110,304)	58,868	92,209	(6,730)	(2,823)
Distributions from capital gains	64,914	274,792	3,937,411	3,657,076	12,797
Net change in unrealized appreciation or depreciation of investments	(1,379,036)	(13,202,862)	(9,999,177)	(9,052,178)	(86,424)
Net increase (decrease) in net assets resulting from operations	(1,439,452)	(12,702,578)	(6,049,798)	(5,456,259)	(48,986)

Contract transactions
Contract purchase payments	183,106	1,248,523	301,995	412,760	96,694
Net transfers(1)	245,406	(1,296,421)	(859,281)	(237,453)	74,227
Transfers for policy loans	(173,142)	(345,883)	17,714	(87,247)	(221)
Policy charges	(168,864)	(1,190,722)	(370,120)	(305,450)	(30,762)
Contract terminations:
Surrender benefits	(167,351)	(1,700,037)	(223,028)	(826,681)	—
Death benefits	—	(60,264)	—	—	—
Increase (decrease) from transactions	(80,845)	(3,344,804)	(1,132,720)	(1,044,071)	139,938
Net assets at beginning of year	7,158,757	64,307,087	19,736,942	17,684,803	298,360
Net assets at end of year	$5,638,460	$48,259,705	$12,554,424	$11,184,473	$389,312

Accumulation unit activity
Units outstanding at beginning of year	1,270,593	11,927,465	4,890,566	4,376,190	228,979
Units purchased	114,251	316,205	103,047	131,694	145,976
Units redeemed	(148,588)	(1,077,654)	(454,856)	(463,481)	(26,108)
Units outstanding at end of year	1,236,256	11,166,016	4,538,757	4,044,403	348,847

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

80	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Invesco VI Bal Risk Alloc, Ser II	Invesco VI Comstock, Ser II	Invesco VI Core Eq, Ser I	Invesco VI Dis Mid Cap Gro, Ser I	Invesco VI Div Divd, Ser I
Operations
Investment income (loss) — net	$384,949	$103,891	$228,079	$(68,246)	$271,177
Net realized gain (loss) on sales of investments	(194,735)	254,544	613,181	(7,536)	242,164
Distributions from capital gains	198,300	356,156	15,884,668	3,841,627	2,338,194
Net change in unrealized appreciation or depreciation of investments	(1,379,867)	(651,343)	(42,696,731)	(9,669,927)	(3,244,417)
Net increase (decrease) in net assets resulting from operations	(991,353)	63,248	(25,970,803)	(5,904,082)	(392,882)

Contract transactions
Contract purchase payments	225,927	330,791	3,267,261	386,661	494,345
Net transfers(1)	430,713	2,251,930	(1,534,792)	(260,251)	475,047
Transfers for policy loans	(229,750)	(41,874)	86,757	(29,290)	(8,880)
Policy charges	(179,779)	(219,625)	(4,588,916)	(352,015)	(332,017)
Contract terminations:
Surrender benefits	(1,053,257)	(368,530)	(3,669,503)	(415,267)	(621,555)
Death benefits	—	—	(209,328)	(419)	(9,795)
Increase (decrease) from transactions	(806,146)	1,952,692	(6,648,521)	(670,581)	(2,855)
Net assets at beginning of year	6,928,793	9,342,301	125,392,747	19,093,983	19,077,952
Net assets at end of year	$5,131,294	$11,358,241	$92,773,423	$12,519,320	$18,682,215

Accumulation unit activity
Units outstanding at beginning of year	4,691,972	2,549,886	25,190,370	10,664,725	7,203,832
Units purchased	451,944	667,789	846,620	297,092	523,071
Units redeemed	(1,073,040)	(182,265)	(2,419,491)	(782,341)	(519,914)
Units outstanding at end of year	4,070,876	3,035,410	23,617,499	10,179,476	7,206,989

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	81

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Invesco VI EQV Intl Eq, Ser II	Invesco VI Global, Ser I	Invesco VI Global, Ser II	Invesco VI Gbl Strat Inc, Ser I	Invesco VI Gbl Strat Inc, Ser II
Operations
Investment income (loss) — net	$186,490	$—	$(110,790)	$—	$(133,407)
Net realized gain (loss) on sales of investments	(133,234)	(46,906)	(182,027)	(3,416)	(916,598)
Distributions from capital gains	2,198,697	580,167	4,734,220	—	—
Net change in unrealized appreciation or depreciation of investments	(6,868,118)	(1,541,908)	(16,000,885)	(32,158)	(2,995,252)
Net increase (decrease) in net assets resulting from operations	(4,616,165)	(1,008,647)	(11,559,482)	(35,574)	(4,045,257)

Contract transactions
Contract purchase payments	677,868	1,032,759	1,197,390	88,954	1,272,856
Net transfers(1)	(576,404)	572,584	(9,031)	236,657	(1,288,667)
Transfers for policy loans	(62,887)	(13,203)	(176,289)	(354)	239,943
Policy charges	(402,582)	(194,161)	(482,369)	(25,599)	(1,005,834)
Contract terminations:
Surrender benefits	(529,174)	(9,349)	(755,405)	(4,119)	(922,807)
Death benefits	(17,449)	—	(7,254)	—	(5,930)
Increase (decrease) from transactions	(910,628)	1,388,630	(232,958)	295,539	(1,710,439)
Net assets at beginning of year	24,298,685	2,830,845	35,636,424	239,813	33,769,134
Net assets at end of year	$18,771,892	$3,210,828	$23,843,984	$499,778	$28,013,438

Accumulation unit activity
Units outstanding at beginning of year	9,836,324	1,663,882	8,265,995	226,474	21,943,117
Units purchased	344,746	1,275,715	723,584	338,753	1,203,091
Units redeemed	(921,624)	(173,834)	(869,819)	(32,157)	(2,372,250)
Units outstanding at end of year	9,259,446	2,765,763	8,119,760	533,070	20,773,958

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

82	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Invesco VI Mn St Sm Cap, Ser I	Invesco VI Mn St Sm Cap, Ser II	Invesco VI Tech, Ser I	Invesco VI Tech, Ser II(2)	Janus Henderson VIT Bal, Inst
Operations
Investment income (loss) — net	$19,195	$(33,210)	$(68,744)	$—	$121,361
Net realized gain (loss) on sales of investments	(16,821)	141,561	41,342	(2,905)	(234,759)
Distributions from capital gains	416,495	3,131,662	5,660,514	50,365	259,992
Net change in unrealized appreciation or depreciation of investments	(893,823)	(8,622,288)	(14,178,751)	(65,272)	(1,601,898)
Net increase (decrease) in net assets resulting from operations	(474,954)	(5,382,275)	(8,545,639)	(17,812)	(1,455,304)

Contract transactions
Contract purchase payments	893,704	972,288	543,979	27,706	2,640,714
Net transfers(1)	695,462	(1,031,616)	(1,264,094)	135,500	2,755,875
Transfers for policy loans	2,316	(368,679)	(107,837)	15,829	(1,399)
Policy charges	(171,317)	(489,257)	(355,225)	(978)	(725,910)
Contract terminations:
Surrender benefits	(9,006)	(591,992)	(429,818)	(116)	(630)
Death benefits	—	(33,681)	—	—	—
Increase (decrease) from transactions	1,411,159	(1,542,937)	(1,612,995)	177,941	4,668,650
Net assets at beginning of year	2,652,129	32,012,370	22,281,226	—	7,553,272
Net assets at end of year	$3,588,334	$25,087,158	$12,122,592	$160,129	$10,766,618

Accumulation unit activity
Units outstanding at beginning of year	1,676,988	7,169,614	3,297,359	—	4,923,553
Units purchased	1,150,744	305,692	456,805	199,470	4,018,173
Units redeemed	(131,919)	(849,120)	(474,440)	(1,130)	(546,706)
Units outstanding at end of year	2,695,813	6,626,186	3,279,724	198,340	8,395,020

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period May 2, 2022 (commencement of operations) to December 31, 2022.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	83

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Janus Henderson VIT Bal, Serv	Janus Henderson VIT Enter, Serv	Janus Henderson VIT Flex Bd, Inst	Janus Henderson VIT Flex Bd, Serv	Janus Hend VIT Gbl Tech Innov, Srv
Operations
Investment income (loss) — net	$48,343	$(94,216)	$17,142	$20,666	$(195,903)
Net realized gain (loss) on sales of investments	30,914	345,101	(9,623)	(17,998)	488,511
Distributions from capital gains	147,626	3,678,767	10,563	15,255	7,610,490
Net change in unrealized appreciation or depreciation of investments	(1,188,568)	(8,031,542)	(98,666)	(155,368)	(29,598,778)
Net increase (decrease) in net assets resulting from operations	(961,685)	(4,101,890)	(80,584)	(137,445)	(21,695,680)

Contract transactions
Contract purchase payments	412,965	335,273	194,199	80,632	1,107,575
Net transfers(1)	(224,608)	(484,525)	218,470	119,678	(1,970,285)
Transfers for policy loans	(823)	(137,656)	(4,853)	(13,618)	(151,629)
Policy charges	(193,774)	(426,264)	(56,086)	(28,443)	(757,102)
Contract terminations:
Surrender benefits	(69,003)	(388,238)	—	(29,672)	(1,184,531)
Death benefits	—	(2,535)	—	—	(89)
Increase (decrease) from transactions	(75,243)	(1,103,945)	351,730	128,577	(2,956,061)
Net assets at beginning of year	5,656,722	25,037,019	513,541	1,102,442	59,305,084
Net assets at end of year	$4,619,794	$19,831,184	$784,687	$1,093,574	$34,653,343

Accumulation unit activity
Units outstanding at beginning of year	3,480,547	3,776,478	433,783	841,803	6,624,732
Units purchased	291,427	61,152	391,453	190,536	215,537
Units redeemed	(362,952)	(234,201)	(57,568)	(62,490)	(714,596)
Units outstanding at end of year	3,409,022	3,603,429	767,668	969,849	6,125,673

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

84	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Res, Inst	Janus Henderson VIT Res, Serv	Lazard Ret Global Dyn MA, Inv	Lazard Ret Global Dyn MA, Serv
Operations
Investment income (loss) — net	$444,757	$6,049	$(57,500)	$637	$(4,323)
Net realized gain (loss) on sales of investments	108,116	(33,255)	73,206	(2,265)	(6,978)
Distributions from capital gains	—	512,239	2,621,301	15,743	82,157
Net change in unrealized appreciation or depreciation of investments	(4,348,663)	(1,398,282)	(8,247,049)	(64,523)	(386,651)
Net increase (decrease) in net assets resulting from operations	(3,795,790)	(913,249)	(5,610,042)	(50,408)	(315,795)

Contract transactions
Contract purchase payments	1,308,320	989,996	444,280	66,275	68,767
Net transfers(1)	84,107	1,285,651	(444,311)	33,712	(253,961)
Transfers for policy loans	35,028	(1)	(3,015)	—	12,528
Policy charges	(1,031,388)	(263,844)	(289,808)	(18,788)	(29,702)
Contract terminations:
Surrender benefits	(1,077,934)	(22,110)	(449,681)	—	(4,905)
Death benefits	(7,378)	—	—	—	—
Increase (decrease) from transactions	(689,245)	1,989,692	(742,535)	81,199	(207,273)
Net assets at beginning of year	41,477,810	2,387,996	18,747,315	284,371	1,850,132
Net assets at end of year	$36,992,775	$3,464,439	$12,394,738	$315,162	$1,327,064

Accumulation unit activity
Units outstanding at beginning of year	17,622,789	1,254,419	3,567,960	229,915	1,215,346
Units purchased	793,850	1,536,196	122,614	95,964	64,026
Units redeemed	(1,083,056)	(194,936)	(310,414)	(17,828)	(219,850)
Units outstanding at end of year	17,333,583	2,595,679	3,380,160	308,051	1,059,522

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	85

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl	MFS Utilities, Init Cl	MFS Utilities, Serv Cl	MS VIF Dis, Cl I
Operations
Investment income (loss) — net	$(217,329)	$(139,964)	$47,770	$458,674	$—
Net realized gain (loss) on sales of investments	390,923	(956,655)	8,587	345,110	(505,751)
Distributions from capital gains	6,170,613	10,344,851	75,717	991,243	1,610,906
Net change in unrealized appreciation or depreciation of investments	(16,963,393)	(21,124,372)	(108,346)	(1,715,779)	(4,932,993)
Net increase (decrease) in net assets resulting from operations	(10,619,186)	(11,876,140)	23,728	79,248	(3,827,838)

Contract transactions
Contract purchase payments	943,935	683,156	583,678	742,646	1,984,340
Net transfers(1)	(264,685)	(310,931)	546,485	3,407,035	558,080
Transfers for policy loans	(341,342)	(32,203)	(828)	(25,161)	(5,963)
Policy charges	(928,418)	(602,379)	(131,089)	(641,558)	(356,485)
Contract terminations:
Surrender benefits	(1,515,478)	(1,091,251)	(47,276)	(899,203)	(38,408)
Death benefits	(37,142)	—	—	(9,424)	—
Increase (decrease) from transactions	(2,143,130)	(1,353,608)	950,970	2,574,335	2,141,564
Net assets at beginning of year	54,276,303	39,453,418	1,494,991	24,414,620	5,116,632
Net assets at end of year	$41,513,987	$26,223,670	$2,469,689	$27,068,203	$3,430,358

Accumulation unit activity
Units outstanding at beginning of year	19,514,616	5,906,211	1,077,870	7,306,648	2,007,297
Units purchased	532,099	148,704	820,367	1,396,241	1,920,028
Units redeemed	(1,433,614)	(426,559)	(130,966)	(523,567)	(293,790)
Units outstanding at end of year	18,613,101	5,628,356	1,767,271	8,179,322	3,633,535

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

86	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	MS VIF Dis, Cl II	MS VIF Global Real Est, Cl II	NB AMT Sus Eq, Cl I	NB AMT Sus Eq, Cl S	NB AMT US Eq Index PW Strat, Cl S
Operations
Investment income (loss) — net	$(85,016)	$297,190	$4,033	$954	$(2,678)
Net realized gain (loss) on sales of investments	(9,263,803)	(350,949)	(2,370)	16,221	(1,724)
Distributions from capital gains	11,845,667	293,439	85,653	72,884	156,711
Net change in unrealized appreciation or depreciation of investments	(31,468,101)	(2,591,605)	(229,354)	(251,554)	(238,667)
Net increase (decrease) in net assets resulting from operations	(28,971,253)	(2,351,925)	(142,038)	(161,495)	(86,358)

Contract transactions
Contract purchase payments	1,488,342	254,008	344,133	59,578	49,676
Net transfers(1)	(2,159,664)	(1,114,897)	795,676	(50,346)	369,535
Transfers for policy loans	53,878	(22,063)	(13,463)	5,604	(6,601)
Policy charges	(510,186)	(146,069)	(51,147)	(48,386)	(26,574)
Contract terminations:
Surrender benefits	(1,041,314)	(149,461)	(1,007)	(1,282)	(77,863)
Death benefits	(955)	(19,791)	—	—	—
Increase (decrease) from transactions	(2,169,899)	(1,198,273)	1,074,192	(34,832)	308,173
Net assets at beginning of year	46,835,976	9,238,975	643,856	927,455	669,716
Net assets at end of year	$15,694,824	$5,688,777	$1,576,010	$731,128	$891,531

Accumulation unit activity
Units outstanding at beginning of year	5,973,586	4,168,697	386,893	266,053	502,280
Units purchased	429,326	167,544	821,079	22,896	346,657
Units redeemed	(1,010,753)	(784,984)	(46,666)	(31,122)	(91,962)
Units outstanding at end of year	5,392,159	3,551,257	1,161,306	257,827	756,975

(1) Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	87

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	PIMCO VIT All Asset, Advisor Cl	PIMCO VIT All Asset, Inst Cl	PIMCO VIT Glb Man As Alloc, Adv Cl	PIMCO VIT Tot Return, Advisor Cl	PIMCO VIT Tot Return, Inst Cl
Operations
Investment income (loss) — net	$873,645	$13,935	$5,183	$240,784	$38,476
Net realized gain (loss) on sales of investments	(118,639)	(1,017)	(2,376)	(302,143)	(12,976)
Distributions from capital gains	989,005	13,516	19,394	—	—
Net change in unrealized appreciation or depreciation of investments	(3,406,422)	(46,185)	(45,582)	(1,884,669)	(216,679)
Net increase (decrease) in net assets resulting from operations	(1,662,411)	(19,751)	(23,381)	(1,946,028)	(191,179)

Contract transactions
Contract purchase payments	383,894	41,030	7,706	280,063	377,789
Net transfers(1)	333,996	42,019	351,573	(249,000)	368,523
Transfers for policy loans	(64,252)	(3,096)	(11,972)	(56,506)	(10,437)
Policy charges	(339,723)	(12,181)	(7,895)	(204,470)	(102,045)
Contract terminations:
Surrender benefits	(553,973)	(177)	(3,584)	(265,932)	(105)
Death benefits	(5,106)	—	—	—	—
Increase (decrease) from transactions	(245,164)	67,595	335,828	(495,845)	633,725
Net assets at beginning of year	13,665,107	150,101	128,652	13,352,823	1,184,346
Net assets at end of year	$11,757,532	$197,945	$441,099	$10,910,950	$1,626,892

Accumulation unit activity
Units outstanding at beginning of year	6,552,300	111,802	75,811	10,892,832	1,031,183
Units purchased	492,515	67,780	259,506	291,301	728,836
Units redeemed	(545,601)	(12,688)	(16,793)	(746,413)	(109,657)
Units outstanding at end of year	6,499,214	166,894	318,524	10,437,720	1,650,362

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

88	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Put VT Global Hlth Care, Cl IA(2)	Put VT Global Hlth Care, Cl IB	Put VT Hi Yield, Cl IB	Put VT Intl Eq, Cl IB	Put VT Sus Leaders, Cl IA
Operations
Investment income (loss) — net	$—	$(22,086)	$241,480	$71,786	$209,019
Net realized gain (loss) on sales of investments	980	53,396	(86,428)	(150,931)	2,028,217
Distributions from capital gains	—	2,409,513	10,231	723,935	19,249,801
Net change in unrealized appreciation or depreciation of investments	19,947	(3,917,575)	(864,546)	(1,868,692)	(59,259,751)
Net increase (decrease) in net assets resulting from operations	20,927	(1,476,752)	(699,263)	(1,223,902)	(37,772,714)

Contract transactions
Contract purchase payments	48,190	662,106	150,735	252,082	2,946,744
Net transfers(1)	382,930	1,053,677	(174,905)	118,898	(1,884,492)
Transfers for policy loans	(1,435)	(233,662)	(5,172)	(27,107)	(433,647)
Policy charges	(7,442)	(553,237)	(184,384)	(120,218)	(4,498,829)
Contract terminations:
Surrender benefits	(71)	(694,095)	(123,760)	(219,508)	(5,014,218)
Death benefits	—	(22,014)	(18,058)	(1,674)	(14,793)
Increase (decrease) from transactions	422,172	212,775	(355,544)	2,473	(8,899,235)
Net assets at beginning of year	—	29,500,466	5,870,758	7,786,643	165,255,536
Net assets at end of year	$443,099	$28,236,489	$4,815,951	$6,565,214	$118,583,587

Accumulation unit activity
Units outstanding at beginning of year	—	6,242,855	2,052,633	3,270,713	21,923,256
Units purchased	441,170	1,447,380	58,564	171,635	482,159
Units redeemed	(8,996)	(455,798)	(195,599)	(184,707)	(1,925,193)
Units outstanding at end of year	432,174	7,234,437	1,915,598	3,257,641	20,480,222

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

(2)	For the period May 2, 2022 (commencement of operations) to December 31, 2022.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	89

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	Put VT Sus Leaders, Cl IB	Royce Micro-Cap, Invest Cl	Temp Global Bond, Cl 1	Temp Global Bond, Cl 2	Third Ave VST Third Ave Value
Operations
Investment income (loss) — net	$8,513	$(159,923)	$—	$(12,017)	$225,622
Net realized gain (loss) on sales of investments	(32,149)	288,913	(5,369)	(164,139)	590,652
Distributions from capital gains	771,937	8,893,911	—	—	—
Net change in unrealized appreciation or depreciation of investments	(2,197,018)	(17,526,002)	(13,475)	(11,919)	2,751,403
Net increase (decrease) in net assets resulting from operations	(1,448,717)	(8,503,101)	(18,844)	(188,075)	3,567,677

Contract transactions
Contract purchase payments	203,334	922,014	88,748	127,519	880,252
Net transfers(1)	(281,762)	(606,590)	261,880	45,152	89,075
Transfers for policy loans	(7,385)	16,565	(11,712)	6,796	(104,950)
Policy charges	(58,585)	(1,017,058)	(23,699)	(58,507)	(936,774)
Contract terminations:
Surrender benefits	(156,421)	(1,190,522)	(106)	(105,099)	(1,053,411)
Death benefits	—	(41,572)	—	—	(42,634)
Increase (decrease) from transactions	(300,819)	(1,917,163)	315,111	15,861	(1,168,442)
Net assets at beginning of year	6,234,370	37,739,153	222,665	3,085,434	23,592,137
Net assets at end of year	$4,484,834	$27,318,889	$518,932	$2,913,220	$25,991,372

Accumulation unit activity
Units outstanding at beginning of year	1,230,330	7,905,972	248,048	3,391,387	8,503,560
Units purchased	78,034	247,494	402,137	250,140	359,846
Units redeemed	(142,980)	(735,420)	(42,649)	(268,517)	(745,286)
Units outstanding at end of year	1,165,384	7,418,046	607,536	3,373,010	8,118,120

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

90	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	VanEck VIP Global Gold, Cl S	VP Aggr, Cl 1	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Conserv, Cl 1
Operations
Investment income (loss) — net	$(22,278)	$—	$(1,004,721)	$(1,448,098)	$—
Net realized gain (loss) on sales of investments	(199,856)	(77,291)	8,173,915	6,845,107	(20,557)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(708,937)	(9,019,172)	(78,328,709)	(81,418,508)	(148,694)
Net increase (decrease) in net assets resulting from operations	(931,071)	(9,096,463)	(71,159,515)	(76,021,499)	(169,251)

Contract transactions
Contract purchase payments	111,152	19,647,972	19,439,973	11,646,101	198,989
Net transfers(1)	881,200	12,189,956	8,593,328	(3,811,482)	(121,857)
Transfers for policy loans	(9,799)	(175,265)	(1,806,606)	(1,343,086)	—
Policy charges	(76,488)	(3,379,130)	(6,083,592)	(5,474,295)	(55,379)
Contract terminations:
Surrender benefits	(187,550)	(411,731)	(7,179,062)	(11,940,116)	(4,696)
Death benefits	—	—	(75,827)	(38,962)	—
Increase (decrease) from transactions	718,515	27,871,802	12,888,214	(10,961,840)	17,057
Net assets at beginning of year	5,767,735	43,135,775	381,717,891	412,243,051	1,154,503
Net assets at end of year	$5,555,179	$61,911,114	$323,446,590	$325,259,712	$1,002,309

Accumulation unit activity
Units outstanding at beginning of year	4,425,135	29,035,398	148,828,350	158,006,104	953,088
Units purchased	755,865	24,948,586	18,730,166	5,247,077	188,261
Units redeemed	(253,854)	(3,169,320)	(12,678,342)	(10,258,370)	(164,927)
Units outstanding at end of year	4,927,146	50,814,664	154,880,174	152,994,811	976,422

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	91

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	VP Conserv, Cl 2	VP Conserv, Cl 4	VP Man Vol Conserv, Cl 1	VP Man Vol Conserv, Cl 2	VP Man Vol Conserv Gro, Cl 1
Operations
Investment income (loss) — net	$(102,735)	$(102,714)	$—	$(13,434)	$—
Net realized gain (loss) on sales of investments	27,947	230,582	(1,003)	(4,570)	(947)
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(3,942,715)	(4,088,599)	(65,246)	(571,561)	(161,690)
Net increase (decrease) in net assets resulting from operations	(4,017,503)	(3,960,731)	(66,249)	(589,565)	(162,637)

Contract transactions
Contract purchase payments	639,837	608,093	62,247	12,695	278,632
Net transfers(1)	469,073	116,849	29,003	203,505	37,465
Transfers for policy loans	(297,979)	(58,701)	—	(32,613)	—
Policy charges	(707,322)	(917,862)	(21,950)	(99,697)	(101,277)
Contract terminations:
Surrender benefits	(1,222,493)	(1,476,351)	—	(398,302)	(42,027)
Death benefits	(128,315)	—	—	—	—
Increase (decrease) from transactions	(1,247,199)	(1,727,972)	69,300	(314,412)	172,793
Net assets at beginning of year	26,018,303	25,784,920	406,678	3,687,101	953,522
Net assets at end of year	$20,753,601	$20,096,217	$409,729	$2,783,124	$963,678

Accumulation unit activity
Units outstanding at beginning of year	16,879,788	16,745,210	336,312	2,829,495	757,058
Units purchased	1,040,922	671,906	86,513	197,737	289,409
Units redeemed	(1,873,686)	(1,890,690)	(20,654)	(479,200)	(125,958)
Units outstanding at end of year	16,047,024	15,526,426	402,171	2,548,032	920,509

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

92	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 1	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 1	VP Man Vol Mod Gro, Cl 2
Operations
Investment income (loss) — net	$(26,400)	$—	$(133,047)	$—	$(145,316)
Net realized gain (loss) on sales of investments	91,630	(172,980)	877,850	(15,727)	503,727
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(1,269,841)	(3,004,740)	(10,769,420)	(2,229,013)	(9,015,383)
Net increase (decrease) in net assets resulting from operations	(1,204,611)	(3,177,720)	(10,024,617)	(2,244,740)	(8,656,972)

Contract transactions
Contract purchase payments	254,518	4,180,328	2,648,219	3,101,685	1,738,747
Net transfers(1)	(632,349)	2,857,098	(506,525)	2,333,777	(1,294,949)
Transfers for policy loans	(122,282)	36,683	(175,462)	(14,324)	34,764
Policy charges	(210,359)	(1,121,040)	(951,438)	(940,380)	(1,122,784)
Contract terminations:
Surrender benefits	(132,398)	(55,332)	(2,552,592)	(849)	(957,827)
Death benefits	—	(54,205)	—	—	(65,646)
Increase (decrease) from transactions	(842,870)	5,843,532	(1,537,798)	4,479,909	(1,667,695)
Net assets at beginning of year	7,264,001	14,605,334	52,199,438	11,085,918	47,481,886
Net assets at end of year	$5,216,520	$17,271,146	$40,637,023	$13,321,087	$37,157,219

Accumulation unit activity
Units outstanding at beginning of year	5,248,246	10,636,266	33,100,861	8,410,635	31,834,663
Units purchased	214,664	5,996,483	3,133,995	4,746,494	1,377,865
Units redeemed	(900,741)	(1,062,378)	(4,081,742)	(841,357)	(2,697,042)
Units outstanding at end of year	4,562,169	15,570,371	32,153,114	12,315,772	30,515,486

(1) Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	93

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	VP Mod, Cl 1	VP Mod, Cl 2	VP Mod, Cl 4	VP Mod Aggr, Cl 1	VP Mod Aggr, Cl 2
Operations
Investment income (loss) — net	$—	$(1,641,299)	$(2,456,484)	$—	$(2,150,776)
Net realized gain (loss) on sales of investments	(39,302)	12,595,488	14,770,744	(19,449)	20,023,562
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(4,895,069)	(85,635,637)	(117,156,622)	(18,301,142)	(162,249,474)
Net increase (decrease) in net assets resulting from operations	(4,934,371)	(74,681,448)	(104,842,362)	(18,320,591)	(144,376,688)

Contract transactions
Contract purchase payments	9,434,112	17,312,942	16,899,052	28,046,003	36,068,808
Net transfers(1)	9,452,577	(6,828,090)	(13,586,482)	30,316,375	(10,820,217)
Transfers for policy loans	(372,767)	(1,413,036)	(2,220,617)	(313,335)	(3,713,531)
Policy charges	(2,240,637)	(13,024,644)	(17,970,940)	(6,394,208)	(18,507,951)
Contract terminations:
Surrender benefits	(63,145)	(15,962,952)	(22,798,732)	(596,255)	(21,336,597)
Death benefits	—	(1,940,307)	(1,365,399)	—	(43,832)
Increase (decrease) from transactions	16,210,140	(21,856,087)	(41,043,118)	51,058,580	(18,353,320)
Net assets at beginning of year	25,663,051	448,231,445	630,044,193	92,106,255	813,229,571
Net assets at end of year	$36,938,820	$351,693,910	$484,158,713	$124,844,244	$650,499,563

Accumulation unit activity
Units outstanding at beginning of year	18,995,275	219,116,853	304,929,678	65,043,450	357,968,550
Units purchased	16,020,327	15,579,867	9,356,131	47,680,670	28,538,255
Units redeemed	(2,303,155)	(27,294,086)	(32,161,246)	(6,020,605)	(37,760,657)
Units outstanding at end of year	32,712,447	207,402,634	282,124,563	106,703,515	348,746,148

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

94	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 1	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP Ptnrs Core Bond, Cl 1
Operations
Investment income (loss) — net	$(4,287,887)	$—	$(222,115)	$(294,067)	$8,914
Net realized gain (loss) on sales of investments	17,384,087	(10,137)	958,972	1,619,583	(12,548)
Distributions from capital gains	—	—	—	—	3,897
Net change in unrealized appreciation or depreciation of investments	(220,567,643)	(228,327)	(9,842,710)	(13,282,085)	(73,180)
Net increase (decrease) in net assets resulting from operations	(207,471,443)	(238,464)	(9,105,853)	(11,956,569)	(72,917)

Contract transactions
Contract purchase payments	33,647,736	739,466	1,853,740	2,331,336	136,068
Net transfers(1)	(7,814,621)	(56,921)	(1,875,318)	(3,108,932)	79,039
Transfers for policy loans	(3,379,951)	—	(307,132)	66,292	(10,581)
Policy charges	(20,736,144)	(179,215)	(2,064,549)	(2,736,394)	(43,139)
Contract terminations:
Surrender benefits	(38,960,011)	(42,200)	(1,698,736)	(2,374,456)	—
Death benefits	(371,134)	—	(39,625)	(278,388)	—
Increase (decrease) from transactions	(37,614,125)	461,130	(4,131,620)	(6,100,542)	161,387
Net assets at beginning of year	1,166,624,254	1,578,201	56,512,345	74,134,266	455,493
Net assets at end of year	$921,538,686	$1,800,867	$43,274,872	$56,077,155	$543,963

Accumulation unit activity
Units outstanding at beginning of year	501,421,840	1,234,414	31,916,602	41,861,507	396,703
Units purchased	17,817,594	647,560	1,281,467	1,663,611	202,086
Units redeemed	(36,140,569)	(206,500)	(4,035,166)	(5,674,906)	(52,421)
Units outstanding at end of year	483,098,865	1,675,474	29,162,903	37,850,212	546,368

(1) Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	95

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	VP Ptnrs Core Bond, Cl 2	VP Ptnrs Core Eq, Cl 1	VP Ptnrs Core Eq, Cl 2	VP Ptnrs Core Eq, Cl 3	VP Ptnrs Intl Core Eq, Cl 1
Operations
Investment income (loss) — net	$8,892	$—	$—	$(29,982)	$27,978
Net realized gain (loss) on sales of investments	(88,533)	(1,132)	5,271	402,372	(32,576)
Distributions from capital gains	4,667	—	—	—	245,202
Net change in unrealized appreciation or depreciation of investments	(43,536)	(60,425)	(111,517)	(1,715,798)	(525,286)
Net increase (decrease) in net assets resulting from operations	(118,510)	(61,557)	(106,246)	(1,343,408)	(284,682)

Contract transactions
Contract purchase payments	38,126	150,095	40,868	165,951	339,907
Net transfers(1)	(340,341)	179,167	27,505	(299,051)	383,563
Transfers for policy loans	(9,061)	—	3,619	(45,693)	(39,429)
Policy charges	(22,461)	(27,490)	(11,480)	(129,737)	(82,616)
Contract terminations:
Surrender benefits	(68,292)	(167)	(5,708)	(158,844)	(4,644)
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	(402,029)	301,605	54,804	(467,374)	596,781
Net assets at beginning of year	964,459	273,904	597,446	7,679,393	1,425,214
Net assets at end of year	$443,920	$513,952	$546,004	$5,868,611	$1,737,313

Accumulation unit activity
Units outstanding at beginning of year	764,335	160,417	178,129	1,815,078	1,039,897
Units purchased	33,077	222,490	25,240	104,013	649,746
Units redeemed	(390,241)	(18,818)	(5,919)	(251,995)	(114,750)
Units outstanding at end of year	407,171	364,089	197,450	1,667,096	1,574,893

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

96	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	VP Ptnrs Intl Core Eq, Cl 2	VP Ptnrs Intl Gro, Cl 1	VP Ptnrs Intl Gro, Cl 2	VP Ptnrs Intl Val, Cl 1	VP Ptnrs Intl Val, Cl 2
Operations
Investment income (loss) — net	$36,606	$—	$—	$24,975	$60,720
Net realized gain (loss) on sales of investments	(118,005)	(49,578)	(117,060)	(4,186)	(92,462)
Distributions from capital gains	327,269	174,016	321,698	—	—
Net change in unrealized appreciation or depreciation of investments	(725,843)	(1,010,918)	(2,092,803)	(124,472)	(347,111)
Net increase (decrease) in net assets resulting from operations	(479,973)	(886,480)	(1,888,165)	(103,683)	(378,853)

Contract transactions
Contract purchase payments	156,897	876,241	595,636	336,652	281,525
Net transfers(1)	(129,707)	711,035	(30,046)	231,426	86,946
Transfers for policy loans	(33,498)	(48,382)	16,160	(9,363)	(82,415)
Policy charges	(35,719)	(167,494)	(144,435)	(62,778)	(49,153)
Contract terminations:
Surrender benefits	(13,660)	(15,144)	(82,672)	(5,841)	(74,217)
Death benefits	—	—	—	—	—
Increase (decrease) from transactions	(55,687)	1,356,256	354,643	490,096	162,686
Net assets at beginning of year	2,283,710	2,993,087	6,793,369	1,038,019	2,976,179
Net assets at end of year	$1,748,050	$3,462,863	$5,259,847	$1,424,432	$2,760,012

Accumulation unit activity
Units outstanding at beginning of year	1,268,869	1,925,493	3,294,359	920,717	1,946,624
Units purchased	105,885	1,304,046	383,731	585,785	247,464
Units redeemed	(166,201)	(190,592)	(190,070)	(79,435)	(148,400)
Units outstanding at end of year	1,208,553	3,038,947	3,488,020	1,427,067	2,045,688

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	97

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	VP Ptnrs Sm Cap Gro, Cl 1	VP Ptnrs Sm Cap Gro, Cl 2	VP Ptnrs Sm Cap Val, Cl 1	VP Ptnrs Sm Cap Val, Cl 2	VP Ptnrs Sm Cap Val, Cl 3
Operations
Investment income (loss) — net	$—	$—	$—	$—	$(58,252)
Net realized gain (loss) on sales of investments	(6,049)	10,652	751	32,572	446,451
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(175,658)	(316,449)	(60,769)	(192,207)	(2,475,968)
Net increase (decrease) in net assets resulting from operations	(181,707)	(305,797)	(60,018)	(159,635)	(2,087,769)

Contract transactions
Contract purchase payments	176,261	98,707	129,487	89,837	441,461
Net transfers(1)	49,789	(48,923)	32,815	(242,119)	(430,725)
Transfers for policy loans	(143)	(29,276)	—	(30,161)	(133,890)
Policy charges	(34,916)	(24,813)	(30,796)	(40,261)	(330,283)
Contract terminations:
Surrender benefits	(1,102)	(28,463)	—	(14,770)	(486,770)
Death benefits	—	—	—	—	(720)
Increase (decrease) from transactions	189,889	(32,768)	131,506	(237,474)	(940,927)
Net assets at beginning of year	571,913	1,069,901	422,259	1,425,178	16,045,263
Net assets at end of year	$580,095	$731,336	$493,747	$1,028,069	$13,016,567

Accumulation unit activity
Units outstanding at beginning of year	370,830	368,283	321,612	609,219	4,687,413
Units purchased	189,594	44,955	136,748	43,151	141,928
Units redeemed	(30,865)	(58,018)	(26,391)	(146,295)	(444,288)
Units outstanding at end of year	529,559	355,220	431,969	506,075	4,385,053

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

98	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	VP US Flex Conserv Gro, Cl 1	VP US Flex Gro, Cl 1	VP US Flex Mod Gro, Cl 1	Wanger Acorn	Wanger Intl
Operations
Investment income (loss) — net	$—	$—	$—	$(436,719)	$313,869
Net realized gain (loss) on sales of investments	(285)	(9,692)	(530)	(3,285,576)	(1,947,412)
Distributions from capital gains	—	—	—	32,579,264	12,731,509
Net change in unrealized appreciation or depreciation of investments	(40,979)	(1,053,315)	(563,069)	(72,039,737)	(45,357,938)
Net increase (decrease) in net assets resulting from operations	(41,264)	(1,063,007)	(563,599)	(43,182,768)	(34,259,972)

Contract transactions
Contract purchase payments	30,734	2,056,671	707,282	2,774,707	2,438,347
Net transfers(1)	179,491	912,559	522,064	(328,035)	(1,258,069)
Transfers for policy loans	—	416	—	(351,836)	(339,931)
Policy charges	(9,742)	(462,735)	(201,012)	(2,197,870)	(1,670,289)
Contract terminations:
Surrender benefits	—	(35,434)	—	(3,102,710)	(2,390,891)
Death benefits	—	—	—	(39,203)	(37,749)
Increase (decrease) from transactions	200,483	2,471,477	1,028,334	(3,244,947)	(3,258,582)
Net assets at beginning of year	140,418	4,859,551	2,948,230	128,788,714	100,655,737
Net assets at end of year	$299,637	$6,268,021	$3,412,965	$82,360,999	$63,137,183

Accumulation unit activity
Units outstanding at beginning of year	111,557	3,561,611	2,246,513	22,005,085	27,689,136
Units purchased	182,611	2,505,525	1,077,024	786,682	1,008,426
Units redeemed	(8,941)	(427,704)	(176,555)	(1,467,917)	(2,296,059)
Units outstanding at end of year	285,227	5,639,432	3,146,982	21,323,850	26,401,503

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	99

Statement of Changes in Net Assets

Year ended December 31, 2022 (continued)	WA Var Global Hi Yd Bond, Cl I	WA Var Global Hi Yd Bond, Cl II
Operations
Investment income (loss) — net	$48,372	$18,248
Net realized gain (loss) on sales of investments	(10,158)	(17,534)
Distributions from capital gains	—	—
Net change in unrealized appreciation or depreciation of investments	(109,732)	(56,663)
Net increase (decrease) in net assets resulting from operations	(71,518)	(55,949)

Contract transactions
Contract purchase payments	233,874	36,682
Net transfers(1)	198,136	(104,936)
Transfers for policy loans	267	(14,557)
Policy charges	(65,451)	(9,746)
Contract terminations:
Surrender benefits	(29,102)	(529)
Death benefits	—	—
Increase (decrease) from transactions	337,724	(93,086)
Net assets at beginning of year	482,966	425,251
Net assets at end of year	$749,172	$276,216

Accumulation unit activity
Units outstanding at beginning of year	411,098	302,894
Units purchased	416,061	29,191
Units redeemed	(88,025)	(103,673)
Units outstanding at end of year	739,134	228,412

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

100	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2021	AB VPS Dyn Asset Alloc, Cl B	AB VPS Gro & Inc, Cl B	AB VPS Intl Val, Cl B	AB VPS Lg Cap Gro, Cl A	AB VPS Lg Cap Gro, Cl B
Operations
Investment income (loss) — net	$6,453	$63,033	$514,773	$—	$(266,495)
Net realized gain (loss) on sales of investments	13,648	597,910	231,525	38,657	2,825,970
Distributions from capital gains	—	—	—	428,965	4,938,261
Net change in unrealized appreciation or depreciation of investments	23,500	7,168,810	3,190,543	1,117,318	9,347,443
Net increase (decrease) in net assets resulting from operations	43,601	7,829,753	3,936,841	1,584,940	16,845,179

Contract transactions
Contract purchase payments	60,492	874,496	1,957,062	1,848,335	2,518,142
Net transfers(1)	(66,557)	300,138	(134,132)	2,483,115	1,467,001
Transfers for policy loans	(1,702)	76,555	159,040	(209)	(754,595)
Policy charges	(16,807)	(560,015)	(965,335)	(342,269)	(886,174)
Contract terminations:
Surrender benefits	(22,778)	(1,528,779)	(1,980,659)	(40,191)	(2,416,301)
Death benefits	—	(24,143)	(3,884)	—	(65,293)
Increase (decrease) from contract transactions	(47,352)	(861,748)	(967,908)	3,948,781	(137,220)
Net assets at beginning of year	504,336	28,975,036	38,291,441	3,853,959	60,424,022
Net assets at end of year	$500,585	$35,943,041	$41,260,374	$9,387,680	$77,131,981

Accumulation unit activity
Units outstanding at beginning of year	372,143	8,839,188	22,047,743	2,396,279	11,217,084
Units purchased	48,653	456,953	1,442,107	2,337,825	1,096,836
Units redeemed	(81,317)	(693,858)	(1,912,861)	(208,349)	(1,192,064)
Units outstanding at end of year	339,479	8,602,283	21,576,989	4,525,755	11,121,856

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	101

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Allspg VT Index Asset Alloc, Cl 2	Allspg VT Intl Eq, Cl 2	Allspg VT Opp, Cl 1	Allspg VT Opp, Cl 2	Allspg VT Sm Cap Gro, Cl 1
Operations
Investment income (loss) — net	$28,152	$123,381	$211	$(72,267)	$—
Net realized gain (loss) on sales of investments	276,556	(952,267)	5,694	559,552	57,331
Distributions from capital gains	1,477,912	—	4,229	877,176	299,628
Net change in unrealized appreciation or depreciation of investments	488,066	2,131,462	11,813	2,417,447	(219,065)
Net increase (decrease) in net assets resulting from operations	2,270,686	1,302,576	21,947	3,781,908	137,894

Contract transactions
Contract purchase payments	512,107	747,679	22,833	445,800	1,196,426
Net transfers(1)	207,428	829,072	33,108	(686,456)	958,900
Transfers for policy loans	(86,965)	40,340	81	(162,232)	6,944
Policy charges	(265,370)	(528,308)	(7,840)	(351,253)	(207,991)
Contract terminations:
Surrender benefits	(1,191,889)	(967,812)	(7,510)	(752,236)	(28,261)
Death benefits	(25,703)	(12,702)	—	(21,403)	—
Increase (decrease) from contract transactions	(850,392)	108,269	40,672	(1,527,780)	1,926,018
Net assets at beginning of year	14,723,198	20,834,589	92,736	16,538,293	1,896,190
Net assets at end of year	$16,143,492	$22,245,434	$155,355	$18,792,421	$3,960,102

Accumulation unit activity
Units outstanding at beginning of year	6,508,042	10,326,052	65,888	3,782,246	1,128,552
Units purchased	445,232	944,128	32,421	95,118	1,184,499
Units redeemed	(736,823)	(764,015)	(10,052)	(417,289)	(129,331)
Units outstanding at end of year	6,216,451	10,506,165	88,257	3,460,075	2,183,720

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

102	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Allspg VT Sm Cap Gro, Cl 2	ALPS Alerian Engy Infr, Class I	ALPS Alerian Engy Infr, Class III	AC VP Intl, Cl I	AC VP Intl, Cl II
Operations
Investment income (loss) — net	$(146,777)	$9,657	$136,270	$(65,100)	$(49,958)
Net realized gain (loss) on sales of investments	2,164,077	10,846	43,843	550,210	384,311
Distributions from capital gains	4,296,734	—	—	463,566	367,195
Net change in unrealized appreciation or depreciation of investments	(3,604,235)	49,079	1,589,945	330,072	323,411
Net increase (decrease) in net assets resulting from operations	2,709,799	69,582	1,770,058	1,278,748	1,024,959

Contract transactions
Contract purchase payments	1,538,055	139,459	473,342	392,969	509,671
Net transfers(1)	(1,136,481)	136,672	1,633,622	158,625	269,366
Transfers for policy loans	(466,195)	(5,417)	(18,439)	(92,029)	149,179
Policy charges	(625,218)	(21,980)	(110,671)	(321,078)	(199,582)
Contract terminations:
Surrender benefits	(1,099,875)	—	(260,658)	(565,109)	(267,019)
Death benefits	(82,428)	—	(942)	(6,643)	(22,865)
Increase (decrease) from contract transactions	(1,872,142)	248,734	1,716,254	(433,265)	438,750
Net assets at beginning of year	37,277,401	173,553	4,778,307	15,929,719	12,045,612
Net assets at end of year	$38,115,058	$491,869	$8,264,619	$16,775,202	$13,509,321

Accumulation unit activity
Units outstanding at beginning of year	6,635,027	227,386	7,533,354	5,717,949	5,964,211
Units purchased	487,554	265,552	2,623,161	189,397	561,055
Units redeemed	(630,635)	(26,758)	(771,193)	(349,197)	(324,002)
Units outstanding at end of year	6,491,946	466,180	9,385,322	5,558,149	6,201,264

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	103

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	AC VP Val, Cl I	AC VP Val, Cl II	BlackRock Global Alloc, Cl I	BlackRock Global Alloc, Cl III	Calvert VP SRI Bal, Cl I
Operations
Investment income (loss) — net	$693,976	$439,113	$24,467	$70,444	$105,055
Net realized gain (loss) on sales of investments	2,057,384	924,963	4,515	244,442	269,024
Distributions from capital gains	—	—	436,350	2,462,622	478,806
Net change in unrealized appreciation or depreciation of investments	9,159,638	5,980,741	(382,810)	(1,973,489)	1,260,939
Net increase (decrease) in net assets resulting from operations	11,910,998	7,344,817	82,522	804,019	2,113,824

Contract transactions
Contract purchase payments	1,793,066	1,317,193	902,033	618,923	376,855
Net transfers(1)	(253,409)	614,509	1,343,520	1,218,558	1,198,980
Transfers for policy loans	84,580	(358,537)	(19,165)	(179,699)	20,663
Policy charges	(1,582,458)	(646,664)	(129,956)	(240,648)	(271,867)
Contract terminations:
Surrender benefits	(2,073,330)	(1,088,438)	(570)	(935,016)	(464,473)
Death benefits	(226,196)	(68,290)	—	—	—
Increase (decrease) from contract transactions	(2,257,747)	(230,227)	2,095,862	482,118	860,158
Net assets at beginning of year	50,998,658	30,988,059	1,127,022	13,454,878	14,181,412
Net assets at end of year	$60,651,909	$38,102,649	$3,305,406	$14,741,015	$17,155,394

Accumulation unit activity
Units outstanding at beginning of year	14,859,192	14,585,459	841,843	8,664,011	4,878,423
Units purchased	1,220,089	1,036,841	1,578,561	1,234,531	504,515
Units redeemed	(1,229,252)	(1,070,626)	(105,872)	(938,365)	(251,813)
Units outstanding at end of year	14,850,029	14,551,674	2,314,532	8,960,177	5,131,125

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

104	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Col VP Bal, Cl 1	Col VP Bal, Cl 3	Col VP Commodity Strategy, Cl 1	Col VP Commodity Strategy, Cl 2	Col VP Contrarian Core, Cl 1
Operations
Investment income (loss) — net	$—	$(1,563,364)	$912	$—	$—
Net realized gain (loss) on sales of investments	44,859	10,937,774	7,296	32,500	11,329
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	799,845	21,216,460	64,347	117,066	372,659
Net increase (decrease) in net assets resulting from operations	844,704	30,590,870	72,555	149,566	383,988

Contract transactions
Contract purchase payments	2,500,050	8,338,826	112,433	27,887	572,939
Net transfers(1)	4,573,526	5,109,983	245,288	274,812	1,535,121
Transfers for policy loans	(10,493)	(393,703)	—	(3,354)	(2,671)
Policy charges	(436,881)	(9,685,089)	(15,374)	(8,729)	(131,594)
Contract terminations:
Surrender benefits	(27,671)	(9,545,837)	—	(1,192)	—
Death benefits	—	(393,998)	—	—	—
Increase (decrease) from contract transactions	6,598,531	(6,569,818)	342,347	289,424	1,973,795
Net assets at beginning of year	3,200,834	221,527,999	89,806	260,219	896,304
Net assets at end of year	$10,644,069	$245,549,051	$504,708	$699,209	$3,254,087

Accumulation unit activity
Units outstanding at beginning of year	2,380,344	78,111,874	90,228	421,581	615,690
Units purchased	4,834,393	4,885,833	304,458	453,839	1,262,687
Units redeemed	(324,027)	(7,446,079)	(12,355)	(17,313)	(79,812)
Units outstanding at end of year	6,890,710	75,551,628	382,331	858,107	1,798,565

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	105

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Col VP Contrarian Core, Cl 2	Col VP Disciplined Core, Cl 1	Col VP Disciplined Core, Cl 2	Col VP Disciplined Core, Cl 3	Col VP Divd Opp, Cl 1
Operations
Investment income (loss) — net	$—	$—	$—	$(2,481,578)	$—
Net realized gain (loss) on sales of investments	266,328	32,897	234,709	21,925,766	11,145
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	921,429	390,299	605,685	74,529,823	377,156
Net increase (decrease) in net assets resulting from operations	1,187,757	423,196	840,394	93,974,011	388,301

Contract transactions
Contract purchase payments	466,221	397,308	229,330	10,205,714	459,887
Net transfers(1)	(78,856)	623,158	(505,967)	(5,691,461)	715,359
Transfers for policy loans	(32,580)	(11)	(17,527)	446,187	(2,697)
Policy charges	(180,701)	(75,490)	(69,323)	(13,833,631)	(107,147)
Contract terminations:
Surrender benefits	(137,885)	(2,290)	(61,684)	(15,542,136)	(58)
Death benefits	—	—	—	(276,520)	—
Increase (decrease) from contract transactions	36,199	942,675	(425,171)	(24,691,847)	1,065,344
Net assets at beginning of year	4,880,695	924,107	2,757,225	308,476,600	1,152,402
Net assets at end of year	$6,104,651	$2,289,978	$3,172,448	$377,758,764	$2,606,047

Accumulation unit activity
Units outstanding at beginning of year	1,982,772	725,232	974,413	107,057,264	1,021,142
Units purchased	167,566	680,746	70,164	3,547,785	893,864
Units redeemed	(149,733)	(52,090)	(197,974)	(11,523,074)	(84,673)
Units outstanding at end of year	2,000,605	1,353,888	846,603	99,081,975	1,830,333

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

106	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Col VP Divd Opp, Cl 2	Col VP Divd Opp, Cl 3	Col VP Emerg Mkts Bond, Cl 1	Col VP Emerg Mkts Bond, Cl 2	Col VP Emer Mkts, Cl 1
Operations
Investment income (loss) — net	$—	$(1,008,279)	$8,929	$30,529	$26,738
Net realized gain (loss) on sales of investments	160,009	8,258,980	204	(2,408)	7,715
Distributions from capital gains	—	—	—	—	125,083
Net change in unrealized appreciation or depreciation of investments	643,382	38,271,292	(12,679)	(48,218)	(581,741)
Net increase (decrease) in net assets resulting from operations	803,391	45,521,993	(3,546)	(20,097)	(422,205)

Contract transactions
Contract purchase payments	330,390	6,376,633	72,153	82,241	1,452,282
Net transfers(1)	(131,196)	(4,739,213)	88,185	114,711	2,120,302
Transfers for policy loans	(54,792)	(665,222)	(1,937)	(2,254)	(21,904)
Policy charges	(103,575)	(4,932,202)	(13,940)	(19,597)	(199,026)
Contract terminations:
Surrender benefits	(25,410)	(8,110,374)	(429)	(10,740)	(15,918)
Death benefits	—	(252,846)	—	(2,458)	—
Increase (decrease) from contract transactions	15,417	(12,323,224)	144,032	161,903	3,335,736
Net assets at beginning of year	3,007,286	184,016,165	151,287	682,860	1,967,107
Net assets at end of year	$3,826,094	$217,214,934	$291,773	$824,666	$4,880,638

Accumulation unit activity
Units outstanding at beginning of year	1,430,414	58,980,508	132,715	492,049	1,248,792
Units purchased	138,503	1,812,323	143,572	142,950	2,238,184
Units redeemed	(123,339)	(5,253,360)	(14,563)	(25,817)	(148,195)
Units outstanding at end of year	1,445,578	55,539,471	261,724	609,182	3,338,781

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	107

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Col VP Emer Mkts, Cl 2	Col VP Emer Mkts, Cl 3	Col VP Global Strategic Inc, Cl 2	Col VP Global Strategic Inc, Cl 3	Col VP Govt Money Mkt, Cl 1
Operations
Investment income (loss) — net	$90,936	$317,310	$8,855	$655,576	$295
Net realized gain (loss) on sales of investments	189,131	1,253,334	(1,741)	(364,449)	—
Distributions from capital gains	387,838	2,401,307	—	—	318
Net change in unrealized appreciation or depreciation of investments	(1,535,649)	(9,105,887)	(4,668)	(166,043)	—
Net increase (decrease) in net assets resulting from operations	(867,744)	(5,133,936)	2,446	125,084	613

Contract transactions
Contract purchase payments	923,691	2,180,101	30,960	776,065	3,182,259
Net transfers(1)	981,431	3,645,767	16,315	(152,823)	(742,924)
Transfers for policy loans	(19,809)	(104,930)	(1,054)	148,869	(17,879)
Policy charges	(222,322)	(1,179,326)	(12,147)	(577,077)	(285,470)
Contract terminations:
Surrender benefits	(95,468)	(2,348,851)	(2,255)	(870,084)	(8,371)
Death benefits	—	(30,758)	—	(7,877)	—
Increase (decrease) from contract transactions	1,567,523	2,162,003	31,819	(682,927)	2,127,615
Net assets at beginning of year	9,029,048	62,312,007	227,500	20,342,820	2,139,043
Net assets at end of year	$9,728,827	$59,340,074	$261,765	$19,784,977	$4,267,271

Accumulation unit activity
Units outstanding at beginning of year	4,305,521	19,482,495	225,269	15,974,787	2,099,664
Units purchased	864,191	2,304,957	46,459	1,006,443	3,123,432
Units redeemed	(155,751)	(1,298,808)	(15,176)	(1,437,371)	(1,035,121)
Units outstanding at end of year	5,013,961	20,488,644	256,552	15,543,859	4,187,975

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

108	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Col VP Govt Money Mkt, Cl 2	Col VP Govt Money Mkt, Cl 3	Col VP Hi Yield Bond, Cl 1	Col VP Hi Yield Bond, Cl 2	Col VP Hi Yield Bond, Cl 3
Operations
Investment income (loss) — net	$830	$(219,891)	$43,034	$110,161	$2,340,670
Net realized gain (loss) on sales of investments	—	88	2,126	4,944	100,527
Distributions from capital gains	892	4,440	—	—	—
Net change in unrealized appreciation or depreciation of investments	—	(88)	(3,207)	(10,997)	(207,064)
Net increase (decrease) in net assets resulting from operations	1,722	(215,451)	41,953	104,108	2,234,133

Contract transactions
Contract purchase payments	1,759,318	5,016,453	377,770	214,909	1,840,299
Net transfers(1)	570,011	(1,524,641)	435,814	195,265	1,310,633
Transfers for policy loans	(89,293)	649,153	(4,835)	(74,816)	173,882
Policy charges	(479,770)	(4,120,689)	(79,992)	(61,207)	(1,355,312)
Contract terminations:
Surrender benefits	(258,398)	(6,082,161)	—	(27,861)	(2,395,929)
Death benefits	(2,224)	(337,702)	—	—	(50,452)
Increase (decrease) from contract transactions	1,499,644	(6,399,587)	728,757	246,290	(476,879)
Net assets at beginning of year	7,048,762	49,384,151	552,067	1,986,375	51,630,050
Net assets at end of year	$8,550,128	$42,769,113	$1,322,777	$2,336,773	$53,387,304

Accumulation unit activity
Units outstanding at beginning of year	6,818,583	49,064,689	470,901	1,242,998	19,745,807
Units purchased	2,253,227	6,258,263	674,383	252,076	1,469,457
Units redeemed	(802,528)	(12,542,720)	(70,507)	(99,620)	(1,469,369)
Units outstanding at end of year	8,269,282	42,780,232	1,074,777	1,395,454	19,745,895

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	109

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Col VP Inc Opp, Cl 1	Col VP Inc Opp, Cl 2	Col VP Inc Opp, Cl 3	Col VP Inter Bond, Cl 1	Col VP Inter Bond, Cl 2
Operations
Investment income (loss) — net	$39,697	$96,335	$1,554,611	$57,090	$98,555
Net realized gain (loss) on sales of investments	(407)	(7,206)	(142,376)	(4,439)	12,678
Distributions from capital gains	—	—	—	123,794	230,501
Net change in unrealized appreciation or depreciation of investments	(21,386)	(45,859)	(706,240)	(182,252)	(359,258)
Net increase (decrease) in net assets resulting from operations	17,904	43,270	705,995	(5,807)	(17,524)

Contract transactions
Contract purchase payments	115,099	111,446	702,516	508,572	220,326
Net transfers(1)	100,514	(63,203)	131,233	991,802	51,959
Transfers for policy loans	(118)	(1,743)	(59,592)	(15,400)	(8,606)
Policy charges	(27,935)	(39,180)	(508,944)	(178,993)	(89,756)
Contract terminations:
Surrender benefits	(1,072)	(17,498)	(689,670)	—	(10,726)
Death benefits	—	—	(69,714)	—	—
Increase (decrease) from contract transactions	186,488	(10,178)	(494,171)	1,305,981	163,197
Net assets at beginning of year	319,597	1,089,042	18,315,065	1,098,490	3,040,136
Net assets at end of year	$523,989	$1,122,134	$18,526,889	$2,398,664	$3,185,809

Accumulation unit activity
Units outstanding at beginning of year	275,252	697,570	8,187,408	909,073	2,196,493
Units purchased	181,103	69,951	658,781	1,241,413	197,643
Units redeemed	(24,491)	(77,322)	(788,034)	(160,706)	(78,856)
Units outstanding at end of year	431,864	690,199	8,058,155	1,989,780	2,315,280

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

110	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Col VP Inter Bond, Cl 3	Col VP Lg Cap Gro, Cl 1	Col VP Lg Cap Gro, Cl 2	Col VP Lg Cap Gro, Cl 3	Col VP Lg Cap Index, Cl 1
Operations
Investment income (loss) — net	$2,918,137	$—	$—	$(459,273)	$—
Net realized gain (loss) on sales of investments	414,429	39,928	266,443	6,483,858	151,650
Distributions from capital gains	7,866,187	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(12,166,417)	941,710	1,512,938	16,816,364	2,629,907
Net increase (decrease) in net assets resulting from operations	(967,664)	981,638	1,779,381	22,840,949	2,781,557

Contract transactions
Contract purchase payments	3,903,780	1,451,282	721,010	1,960,478	5,111,882
Net transfers(1)	1,576,355	3,171,563	1,153,847	(71,993)	8,080,630
Transfers for policy loans	199,614	(20,696)	(200,862)	(421,682)	(39,811)
Policy charges	(3,776,318)	(273,107)	(192,621)	(1,549,187)	(735,388)
Contract terminations:
Surrender benefits	(4,838,173)	(23,274)	(158,234)	(3,289,575)	(21,719)
Death benefits	(132,885)	—	—	(39,480)	—
Increase (decrease) from contract transactions	(3,067,627)	4,305,768	1,323,140	(3,411,439)	12,395,594
Net assets at beginning of year	112,164,489	1,684,385	5,933,734	83,570,210	6,120,076
Net assets at end of year	$108,129,198	$6,971,791	$9,036,255	$102,999,720	$21,297,227

Accumulation unit activity
Units outstanding at beginning of year	61,658,809	1,045,042	1,612,004	18,422,129	4,416,547
Units purchased	4,193,424	2,483,471	428,832	891,725	8,048,412
Units redeemed	(5,332,492)	(168,455)	(128,114)	(1,959,386)	(494,906)
Units outstanding at end of year	60,519,741	3,360,058	1,912,722	17,354,468	11,970,053

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	111

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Col VP Lg Cap Index, Cl 3	Col VP Limited Duration Cr, Cl 1	Col VP Limited Duration Cr, Cl 2	Col VP Long Govt/Cr Bond, Cl 1	Col VP Long Govt/Cr Bond, Cl 2
Operations
Investment income (loss) — net	$(673,397)	$16,416	$128,206	$3,264	$5,906
Net realized gain (loss) on sales of investments	7,014,257	(11,362)	74,179	(620)	1,796
Distributions from capital gains	—	—	—	7,529	15,581
Net change in unrealized appreciation or depreciation of investments	30,596,161	(13,027)	(383,581)	(10,928)	(28,121)
Net increase (decrease) in net assets resulting from operations	36,937,021	(7,973)	(181,196)	(755)	(4,838)

Contract transactions
Contract purchase payments	5,012,003	252,283	280,485	41,573	25,406
Net transfers(1)	5,677,566	179,414	1,035,779	36,088	180,435
Transfers for policy loans	(969,652)	(42,054)	(714,042)	(3)	(98)
Policy charges	(2,570,490)	(111,758)	(242,925)	(16,084)	(8,353)
Contract terminations:
Surrender benefits	(4,597,117)	—	(806,444)	—	(296)
Death benefits	(65,626)	—	—	—	—
Increase (decrease) from contract transactions	2,486,684	277,885	(447,147)	61,574	197,094
Net assets at beginning of year	132,339,257	272,844	14,161,171	114,982	215,891
Net assets at end of year	$171,762,962	$542,756	$13,532,828	$175,801	$408,147

Accumulation unit activity
Units outstanding at beginning of year	34,093,643	242,844	12,847,982	83,978	136,636
Units purchased	3,307,088	380,111	1,428,620	61,046	136,868
Units redeemed	(2,748,294)	(136,993)	(1,831,513)	(12,375)	(5,917)
Units outstanding at end of year	34,652,437	485,962	12,445,089	132,649	267,587

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

112	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Col VP Overseas Core, Cl 1	Col VP Overseas Core, Cl 2	Col VP Overseas Core, Cl 3	Col VP Select Lg Cap Val, Cl 1	Col VP Select Lg Cap Val, Cl 2
Operations
Investment income (loss) — net	$14,555	$32,711	$312,532	$—	$—
Net realized gain (loss) on sales of investments	4,197	109,198	1,571,413	28,373	95,441
Distributions from capital gains	23,321	62,893	1,342,577	—	—
Net change in unrealized appreciation or depreciation of investments	13,439	21,853	2,364,896	208,128	684,556
Net increase (decrease) in net assets resulting from operations	55,512	226,655	5,591,418	236,501	779,997

Contract transactions
Contract purchase payments	413,713	253,048	2,764,978	520,988	334,551
Net transfers(1)	1,222,317	736,424	(198,615)	1,498,872	2,327,302
Transfers for policy loans	(9,141)	(20,883)	269,822	(4,198)	4,238
Policy charges	(55,063)	(63,894)	(2,868,727)	(69,670)	(91,613)
Contract terminations:
Surrender benefits	(1,717)	(50,864)	(2,825,990)	(4,184)	(61,014)
Death benefits	—	—	(53,233)	—	—
Increase (decrease) from contract transactions	1,570,109	853,831	(2,911,765)	1,941,808	2,513,464
Net assets at beginning of year	466,637	2,277,404	61,801,267	527,806	2,373,867
Net assets at end of year	$2,092,258	$3,357,890	$64,480,920	$2,706,115	$5,667,328

Accumulation unit activity
Units outstanding at beginning of year	381,211	1,321,984	36,440,387	438,744	893,809
Units purchased	1,222,187	526,731	2,072,720	1,396,626	848,762
Units redeemed	(48,978)	(72,570)	(4,039,870)	(54,188)	(48,751)
Units outstanding at end of year	1,554,420	1,776,145	34,473,237	1,781,182	1,693,820

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	113

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Col VP Select Lg Cap Val, Cl 3	Col VP Select Mid Cap Gro, Cl 1	Col VP Select Mid Cap Gro, Cl 2	Col VP Select Mid Cap Gro, Cl 3	Col VP Select Mid Cap Val, Cl 1
Operations
Investment income (loss) — net	$(142,165)	$—	$—	$(128,118)	$—
Net realized gain (loss) on sales of investments	799,990	20,960	146,279	2,708,822	15,354
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	4,929,768	222,677	294,189	1,203,920	164,490
Net increase (decrease) in net assets resulting from operations	5,587,593	243,637	440,468	3,784,624	179,844

Contract transactions
Contract purchase payments	866,740	636,988	263,767	557,506	372,247
Net transfers(1)	9,289,096	727,084	72,123	(1,550,077)	376,128
Transfers for policy loans	(96,490)	(4,677)	6,148	(235,753)	—
Policy charges	(359,071)	(120,159)	(99,593)	(509,485)	(45,916)
Contract terminations:
Surrender benefits	(742,940)	(5,127)	(24,662)	(979,128)	(10,556)
Death benefits	(54,363)	—	—	—	—
Increase (decrease) from contract transactions	8,902,972	1,234,109	217,783	(2,716,937)	691,903
Net assets at beginning of year	19,127,934	1,177,147	2,745,760	25,489,847	326,501
Net assets at end of year	$33,618,499	$2,654,893	$3,404,011	$26,557,534	$1,198,248

Accumulation unit activity
Units outstanding at beginning of year	5,409,237	747,297	852,785	4,831,189	270,384
Units purchased	2,307,484	772,810	91,712	96,596	518,875
Units redeemed	(299,036)	(74,304)	(35,218)	(600,878)	(39,389)
Units outstanding at end of year	7,417,685	1,445,803	909,279	4,326,907	749,870

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

114	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Col VP Select Mid Cap Val, Cl 2	Col VP Select Mid Cap Val, Cl 3	Col VP Select Sm Cap Val, Cl 1	Col VP Select Sm Cap Val, Cl 2	Col VP Select Sm Cap Val, Cl 3
Operations
Investment income (loss) — net	$—	$(84,875)	$—	$—	$(100,456)
Net realized gain (loss) on sales of investments	135,332	804,000	50,523	72,272	868,106
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	708,756	3,916,683	101,001	403,757	4,098,407
Net increase (decrease) in net assets resulting from operations	844,088	4,635,808	151,524	476,029	4,866,057

Contract transactions
Contract purchase payments	265,076	587,188	366,270	206,020	679,515
Net transfers(1)	(4,882)	2,719,766	423,618	506,863	2,658,522
Transfers for policy loans	(69,482)	(220,996)	4,435	9,000	(10,790)
Policy charges	(94,545)	(245,292)	(60,635)	(54,027)	(408,565)
Contract terminations:
Surrender benefits	(31,764)	(363,693)	(8,545)	(131,989)	(780,521)
Death benefits	—	—	—	—	(50,965)
Increase (decrease) from contract transactions	64,403	2,476,973	725,143	535,867	2,087,196
Net assets at beginning of year	2,578,404	13,386,274	340,151	1,481,504	15,664,216
Net assets at end of year	$3,486,895	$20,499,055	$1,216,818	$2,493,400	$22,617,469

Accumulation unit activity
Units outstanding at beginning of year	1,049,050	3,970,771	308,281	640,067	4,250,050
Units purchased	91,972	719,452	585,012	250,829	753,945
Units redeemed	(66,052)	(227,762)	(51,001)	(66,169)	(296,467)
Units outstanding at end of year	1,074,970	4,462,461	842,292	824,727	4,707,528

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	115

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Col VP Strategic Inc, Cl 1	Col VP Strategic Inc, Cl 2	Col VP US Govt Mtge, Cl 1	Col VP US Govt Mtge, Cl 2	Col VP US Govt Mtge, Cl 3
Operations
Investment income (loss) — net	$89,545	$150,273	$6,796	$10,883	$315,942
Net realized gain (loss) on sales of investments	3,145	6,165	(1,836)	2,217	78,287
Distributions from capital gains	—	—	5,273	9,616	356,621
Net change in unrealized appreciation or depreciation of investments	(69,915)	(113,643)	(15,598)	(28,416)	(1,096,286)
Net increase (decrease) in net assets resulting from operations	22,775	42,795	(5,365)	(5,700)	(345,436)

Contract transactions
Contract purchase payments	702,751	318,001	102,696	30,504	1,239,048
Net transfers(1)	1,203,414	88,548	217,747	(75,905)	1,620
Transfers for policy loans	(14,062)	(9,888)	—	1,864	129,352
Policy charges	(96,438)	(152,956)	(21,223)	(15,207)	(966,122)
Contract terminations:
Surrender benefits	—	(20,622)	(648)	(1,289)	(1,598,458)
Death benefits	—	—	—	—	(1,610)
Increase (decrease) from contract transactions	1,795,665	223,083	298,572	(60,033)	(1,196,170)
Net assets at beginning of year	928,381	2,563,400	96,626	571,992	22,822,652
Net assets at end of year	$2,746,821	$2,829,278	$389,833	$506,259	$21,281,046

Accumulation unit activity
Units outstanding at beginning of year	812,899	1,810,299	86,988	454,217	16,766,815
Units purchased	1,638,001	283,407	286,919	25,596	1,247,311
Units redeemed	(94,968)	(127,652)	(19,593)	(72,904)	(2,032,885)
Units outstanding at end of year	2,355,932	1,966,054	354,314	406,909	15,981,241

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

116	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	CS Commodity Return	CTIVP AC Div Bond, Cl 1	CTIVP AC Div Bond, Cl 2	CTIVP BR Gl Infl Prot Sec, Cl 1	CTIVP BR Gl Infl Prot Sec, Cl 2
Operations
Investment income (loss) — net	$292,739	$10,076	$7,366	$2,520	$4,806
Net realized gain (loss) on sales of investments	(207,696)	450	(519)	2,567	8,349
Distributions from capital gains	—	9,207	7,529	6,538	17,571
Net change in unrealized appreciation or depreciation of investments	1,423,052	(17,386)	(24,433)	7,397	5,421
Net increase (decrease) in net assets resulting from operations	1,508,095	2,347	(10,057)	19,022	36,147

Contract transactions
Contract purchase payments	238,643	113,187	35,716	133,119	92,162
Net transfers(1)	681,662	221,015	12,989	395,102	71,864
Transfers for policy loans	(83,545)	(15,543)	405	(1,966)	2,479
Policy charges	(133,471)	(35,017)	(18,048)	(16,799)	(19,180)
Contract terminations:
Surrender benefits	(215,235)	—	(7,295)	(1,102)	(9,312)
Death benefits	(24,195)	—	—	—	—
Increase (decrease) from contract transactions	463,859	283,642	23,767	508,354	138,013
Net assets at beginning of year	5,090,093	356,234	313,911	98,333	855,912
Net assets at end of year	$7,062,047	$642,223	$327,621	$625,709	$1,030,072

Accumulation unit activity
Units outstanding at beginning of year	8,330,321	305,819	240,065	84,861	649,041
Units purchased	1,304,128	286,814	29,237	448,703	120,219
Units redeemed	(630,469)	(43,774)	(19,479)	(17,113)	(21,271)
Units outstanding at end of year	9,003,980	548,859	249,823	516,451	747,989

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	117

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP CenterSquare Real Est, Cl 1	CTIVP CenterSquare Real Est, Cl 2	CTIVP MFS Val, Cl 1	CTIVP MFS Val, Cl 2
Operations
Investment income (loss) — net	$29,349	$14,078	$29,625	$—	$—
Net realized gain (loss) on sales of investments	(21,494)	6,314	11,855	18,189	243,664
Distributions from capital gains	277,745	100,903	254,734	—	—
Net change in unrealized appreciation or depreciation of investments	257,924	251,734	604,375	689,215	946,672
Net increase (decrease) in net assets resulting from operations	543,524	373,029	900,589	707,404	1,190,336

Contract transactions
Contract purchase payments	400,777	386,514	240,549	1,147,903	519,833
Net transfers(1)	2,021,933	444,383	742,563	2,363,393	227,351
Transfers for policy loans	(107,709)	(15,841)	(32,087)	(21,182)	(94,572)
Policy charges	(260,052)	(82,268)	(59,246)	(190,272)	(97,626)
Contract terminations:
Surrender benefits	(455,071)	(15,029)	(24,637)	(8,717)	(101,930)
Death benefits	(62,525)	—	—	—	—
Increase (decrease) from contract transactions	1,537,353	717,759	867,142	3,291,125	453,056
Net assets at beginning of year	12,147,064	657,876	1,943,868	1,821,009	4,558,781
Net assets at end of year	$14,227,941	$1,748,664	$3,711,599	$5,819,538	$6,202,173

Accumulation unit activity
Units outstanding at beginning of year	7,785,212	621,530	1,234,752	1,516,514	1,863,491
Units purchased	1,583,671	636,225	494,359	2,507,456	267,088
Units redeemed	(568,112)	(89,734)	(59,321)	(160,132)	(104,166)
Units outstanding at end of year	8,800,771	1,168,021	1,669,790	3,863,838	2,026,413

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

118	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	CTIVP MS Adv, Cl 1	CTIVP MS Adv, Cl 2	CTIVP Prin Blue Chip Gro, Cl 1	CTIVP Prin Blue Chip Gro, Cl 2	CTIVP T Rowe Price LgCap Val, Cl 1
Operations
Investment income (loss) — net	$—	$—	$—	$—	$—
Net realized gain (loss) on sales of investments	44,360	605,983	7,821	161,458	6,848
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(315,419)	(780,981)	199,018	332,427	237,302
Net increase (decrease) in net assets resulting from operations	(271,059)	(174,998)	206,839	493,885	244,150

Contract transactions
Contract purchase payments	1,314,828	458,844	517,320	287,108	476,304
Net transfers(1)	1,374,184	(657,113)	674,595	(249,960)	576,797
Transfers for policy loans	(6,882)	2,856	132	(10,398)	189
Policy charges	(250,207)	(124,486)	(93,181)	(83,876)	(89,063)
Contract terminations:
Surrender benefits	(20,333)	(68,873)	—	(44,915)	(2,211)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	2,411,590	(388,772)	1,098,866	(102,041)	962,016
Net assets at beginning of year	2,066,389	5,082,449	730,341	2,636,810	743,926
Net assets at end of year	$4,206,920	$4,518,679	$2,036,046	$3,028,654	$1,950,092

Accumulation unit activity
Units outstanding at beginning of year	1,054,504	1,091,806	471,618	698,812	633,822
Units purchased	1,320,533	96,986	691,047	69,022	759,062
Units redeemed	(136,248)	(173,960)	(53,814)	(89,202)	(66,765)
Units outstanding at end of year	2,238,789	1,014,832	1,108,851	678,632	1,326,119

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	119

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	CTIVP T Rowe Price LgCap Val, Cl 2	CTIVP TCW Core Plus Bond, Cl 1	CTIVP TCW Core Plus Bond, Cl 2	CTIVP Vty Sycamore Estb Val, Cl 1	CTIVP Vty Sycamore Estb Val, Cl 2
Operations
Investment income (loss) — net	$—	$12,878	$5,088	$—	$—
Net realized gain (loss) on sales of investments	20,724	(662)	(1,319)	39,502	288,088
Distributions from capital gains	—	40,658	19,636	—	—
Net change in unrealized appreciation or depreciation of investments	340,725	(56,227)	(31,166)	473,312	1,320,928
Net increase (decrease) in net assets resulting from operations	361,449	(3,353)	(7,761)	512,814	1,609,016

Contract transactions
Contract purchase payments	147,022	292,398	48,661	862,429	467,841
Net transfers(1)	396,248	892,453	(101,325)	1,571,761	1,298,538
Transfers for policy loans	(7,927)	(760)	(4,216)	(9,044)	17,084
Policy charges	(51,589)	(42,761)	(7,920)	(134,022)	(130,066)
Contract terminations:
Surrender benefits	(42,473)	(4,904)	(22,708)	(20,980)	(51,696)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	441,281	1,136,426	(87,508)	2,270,144	1,601,701
Net assets at beginning of year	1,360,182	451,473	546,599	1,262,673	4,787,587
Net assets at end of year	$2,162,912	$1,584,546	$451,330	$4,045,631	$7,998,304

Accumulation unit activity
Units outstanding at beginning of year	672,278	385,889	430,193	1,034,528	1,756,222
Units purchased	226,204	1,026,032	38,878	1,589,916	528,991
Units redeemed	(43,128)	(41,900)	(108,796)	(111,484)	(54,654)
Units outstanding at end of year	855,354	1,370,021	360,275	2,512,960	2,230,559

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

120	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP Westfield Mid Cap Gro, Cl 1	CTIVP Westfield Mid Cap Gro, Cl 2	Del Ivy VIP Asset Strategy, Cl II	DWS Alt Asset Alloc VIP, Cl A
Operations
Investment income (loss) — net	$(163,299)	$—	$—	$30,516	$3,987
Net realized gain (loss) on sales of investments	1,440,709	15,079	105,660	39,499	2,074
Distributions from capital gains	—	—	—	239,616	—
Net change in unrealized appreciation or depreciation of investments	6,966,912	104,791	239,025	(86,968)	23,359
Net increase (decrease) in net assets resulting from operations	8,244,322	119,870	344,685	222,663	29,420

Contract transactions
Contract purchase payments	820,022	266,570	177,657	115,125	131,391
Net transfers(1)	6,215,359	547,215	99,576	31,100	326,359
Transfers for policy loans	(94,085)	(3,685)	7,553	(15,330)	—
Policy charges	(374,303)	(51,011)	(49,310)	(48,932)	(25,079)
Contract terminations:
Surrender benefits	(1,365,004)	(23,266)	(6,181)	(128,291)	—
Death benefits	(80,350)	—	—	—	—
Increase (decrease) from contract transactions	5,121,639	735,823	229,295	(46,328)	432,671
Net assets at beginning of year	25,714,431	369,310	1,946,504	2,193,854	147,183
Net assets at end of year	$39,080,392	$1,225,003	$2,520,484	$2,370,189	$609,274

Accumulation unit activity
Units outstanding at beginning of year	6,678,049	240,055	640,377	1,629,599	130,028
Units purchased	1,457,688	488,187	88,828	159,325	367,710
Units redeemed	(436,802)	(46,036)	(16,900)	(192,608)	(20,324)
Units outstanding at end of year	7,698,935	682,206	712,305	1,596,316	477,414

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	121

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	DWS Alt Asset Alloc VIP, Cl B	EV VT Floating-Rate Inc, Init Cl	Fid VIP Contrafund, Init Cl	Fid VIP Contrafund, Serv Cl 2	Fid VIP Gro & Inc, Serv Cl
Operations
Investment income (loss) — net	$33,890	$392,602	$2,563	$(597,135)	$987,777
Net realized gain (loss) on sales of investments	41,859	(16,554)	13,249	6,418,500	1,603,969
Distributions from capital gains	—	—	873,390	18,185,023	2,541,274
Net change in unrealized appreciation or depreciation of investments	231,505	113,448	567,072	10,418,255	7,086,846
Net increase (decrease) in net assets resulting from operations	307,254	489,496	1,456,274	34,424,643	12,219,866

Contract transactions
Contract purchase payments	275,805	673,065	1,812,954	3,935,784	1,133,663
Net transfers(1)	1,195,742	3,259,657	2,935,839	(5,408,180)	(1,318,704)
Transfers for policy loans	3,580	(47,021)	(22,427)	(856,869)	80,665
Policy charges	(44,693)	(358,475)	(389,801)	(2,448,444)	(1,367,029)
Contract terminations:
Surrender benefits	(38,179)	(335,726)	(15,334)	(4,633,025)	(1,962,064)
Death benefits	—	(13,788)	—	(275,831)	(60,623)
Increase (decrease) from contract transactions	1,392,255	3,177,712	4,321,231	(9,686,565)	(3,494,092)
Net assets at beginning of year	2,216,494	14,701,013	3,448,551	130,869,728	49,950,391
Net assets at end of year	$3,916,003	$18,368,221	$9,226,056	$155,607,806	$58,676,165

Accumulation unit activity
Units outstanding at beginning of year	1,960,177	8,978,693	2,263,041	32,482,779	12,548,419
Units purchased	1,206,711	2,461,120	2,718,327	1,188,097	269,227
Units redeemed	(78,040)	(718,401)	(245,208)	(3,275,370)	(1,068,330)
Units outstanding at end of year	3,088,848	10,721,412	4,736,160	30,395,506	11,749,316

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

122	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Fid VIP Gro & Inc, Serv Cl 2	Fid VIP Mid Cap, Init Cl	Fid VIP Mid Cap, Serv Cl	Fid VIP Mid Cap, Serv Cl 2	Fid VIP Overseas, Serv Cl
Operations
Investment income (loss) — net	$706,165	$24,326	$(61,589)	$(17,148)	$(25,087)
Net realized gain (loss) on sales of investments	599,944	22,665	3,035,493	1,798,220	888,301
Distributions from capital gains	1,810,138	649,355	16,831,868	15,774,724	1,575,334
Net change in unrealized appreciation or depreciation of investments	5,379,376	(99,548)	3,319,059	3,211,368	1,180,870
Net increase (decrease) in net assets resulting from operations	8,495,623	596,798	23,124,831	20,767,164	3,619,418

Contract transactions
Contract purchase payments	1,124,751	859,619	2,214,456	3,468,127	559,597
Net transfers(1)	518,350	1,478,736	(3,331,019)	(2,735,400)	(226,765)
Transfers for policy loans	(305,914)	(21,655)	(325,557)	(288,174)	114,578
Policy charges	(770,999)	(161,529)	(2,718,193)	(1,757,010)	(551,727)
Contract terminations:
Surrender benefits	(1,633,004)	(17,339)	(4,300,596)	(3,765,728)	(802,945)
Death benefits	(96,574)	—	(161,490)	(23,511)	(146,668)
Increase (decrease) from contract transactions	(1,163,390)	2,137,832	(8,622,399)	(5,101,696)	(1,053,930)
Net assets at beginning of year	34,235,745	1,708,576	96,411,476	85,662,932	19,635,993
Net assets at end of year	$41,567,978	$4,443,206	$110,913,908	$101,328,400	$22,201,481

Accumulation unit activity
Units outstanding at beginning of year	14,527,424	1,354,206	20,253,033	36,515,768	7,557,362
Units purchased	662,968	1,586,484	399,889	1,270,849	238,867
Units redeemed	(1,084,232)	(136,880)	(1,947,180)	(2,990,745)	(641,194)
Units outstanding at end of year	14,106,160	2,803,810	18,705,742	34,795,872	7,155,035

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	123

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Fid VIP Overseas, Serv Cl 2	Fid VIP Strategic Inc, Init Cl	Fid VIP Strategic Inc, Serv Cl 2	Frank Global Real Est, Cl 2	Frank Inc, Cl 1
Operations
Investment income (loss) — net	$(13,530)	$33,245	$44,997	$180,432	$14,776
Net realized gain (loss) on sales of investments	384,346	959	22,564	137,202	1,860
Distributions from capital gains	1,524,609	19,054	29,247	1,024,176	—
Net change in unrealized appreciation or depreciation of investments	1,545,317	(21,556)	(30,537)	9,054,835	33,865
Net increase (decrease) in net assets resulting from operations	3,440,742	31,702	66,271	10,396,645	50,501

Contract transactions
Contract purchase payments	712,780	234,366	204,265	1,714,228	124,900
Net transfers(1)	258,072	526,208	(96,520)	(111,753)	255,643
Transfers for policy loans	(65,785)	(3,426)	(9,862)	21,620	—
Policy charges	(348,930)	(65,731)	(67,079)	(1,121,185)	(25,685)
Contract terminations:
Surrender benefits	(655,533)	(959)	(107,798)	(1,817,606)	—
Death benefits	—	—	—	(34,514)	—
Increase (decrease) from contract transactions	(99,396)	690,458	(76,994)	(1,349,210)	354,858
Net assets at beginning of year	18,329,983	650,467	1,881,433	40,414,447	193,900
Net assets at end of year	$21,671,329	$1,372,627	$1,870,710	$49,461,882	$599,259

Accumulation unit activity
Units outstanding at beginning of year	9,503,059	568,416	1,369,299	17,138,865	178,248
Units purchased	612,611	647,665	145,743	901,083	313,934
Units redeemed	(627,545)	(59,840)	(199,996)	(1,326,564)	(21,360)
Units outstanding at end of year	9,488,125	1,156,241	1,315,046	16,713,384	470,822

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

124	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Frank Inc, Cl 2	Frank Mutual Shares, Cl 1	Frank Mutual Shares, Cl 2	Frank Sm Cap Val, Cl 1	Frank Sm Cap Val, Cl 2
Operations
Investment income (loss) — net	$237,755	$4,434	$430,646	$23,316	$286,260
Net realized gain (loss) on sales of investments	37,571	1,228	(10,947)	24,193	227,151
Distributions from capital gains	—	—	—	52,001	1,320,865
Net change in unrealized appreciation or depreciation of investments	570,994	13,810	2,521,186	212,117	8,123,757
Net increase (decrease) in net assets resulting from operations	846,320	19,472	2,940,885	311,627	9,958,033

Contract transactions
Contract purchase payments	212,650	28,601	823,119	612,371	1,626,607
Net transfers(1)	559,334	32,448	(718,421)	906,296	4,541,235
Transfers for policy loans	(40,657)	—	(23,707)	(4,902)	(222,113)
Policy charges	(113,268)	(6,039)	(456,264)	(116,445)	(1,011,052)
Contract terminations:
Surrender benefits	(283,254)	(8,182)	(754,602)	(21,405)	(2,285,967)
Death benefits	—	—	(6,305)	—	—
Increase (decrease) from contract transactions	334,805	46,828	(1,136,180)	1,375,915	2,648,710
Net assets at beginning of year	5,263,070	88,737	16,017,262	1,099,356	40,047,949
Net assets at end of year	$6,444,195	$155,037	$17,821,967	$2,786,898	$52,654,692

Accumulation unit activity
Units outstanding at beginning of year	4,213,024	83,879	6,866,236	949,728	11,315,456
Units purchased	585,664	50,527	326,277	1,070,004	1,858,341
Units redeemed	(360,669)	(11,793)	(751,405)	(103,985)	(906,347)
Units outstanding at end of year	4,438,019	122,613	6,441,108	1,915,747	12,267,450

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	125

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	GS VIT Mid Cap Val, Inst	GS VIT Multi-Strategy Alt, Advisor	GS VIT Sm Cap Eq Insights, Inst	GS VIT U.S. Eq Insights, Inst	Invesco VI Am Fran, Ser I
Operations
Investment income (loss) — net	$(25,785)	$18,566	$(7,161)	$179,024	$(109,301)
Net realized gain (loss) on sales of investments	1,989,636	8,945	159,612	1,872,620	970,708
Distributions from capital gains	12,938,287	—	1,543,329	14,008,834	2,292,470
Net change in unrealized appreciation or depreciation of investments	9,337,321	28,379	(284,053)	(1,031,056)	(1,031,608)
Net increase (decrease) in net assets resulting from operations	24,239,459	55,890	1,411,727	15,029,422	2,122,269

Contract transactions
Contract purchase payments	2,535,655	101,621	165,307	1,497,284	320,043
Net transfers(1)	(3,067,427)	428,735	(71,743)	(2,780,971)	(302,848)
Transfers for policy loans	(113,144)	7,043	(88,558)	(282,036)	(89,809)
Policy charges	(2,221,987)	(18,120)	(157,284)	(1,142,946)	(373,186)
Contract terminations:
Surrender benefits	(4,043,153)	(43,649)	(244,145)	(1,840,370)	(897,076)
Death benefits	(44,681)	(1,178)	(3,561)	(124,922)	(20,789)
Increase (decrease) from contract transactions	(6,954,737)	474,452	(399,984)	(4,673,961)	(1,363,665)
Net assets at beginning of year	82,944,043	1,207,438	6,147,014	53,951,626	18,978,338
Net assets at end of year	$100,228,765	$1,737,780	$7,158,757	$64,307,087	$19,736,942

Accumulation unit activity
Units outstanding at beginning of year	21,413,448	1,174,188	1,343,278	13,045,780	5,232,634
Units purchased	610,851	518,350	34,725	317,921	130,555
Units redeemed	(1,977,214)	(77,130)	(107,410)	(1,436,236)	(472,623)
Units outstanding at end of year	20,047,085	1,615,408	1,270,593	11,927,465	4,890,566

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

126	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Invesco VI Am Fran, Ser II	Invesco VI Bal Risk Alloc, Ser I	Invesco VI Bal Risk Alloc, Ser II	Invesco VI Comstock, Ser II	Invesco VI Core Eq, Ser I
Operations
Investment income (loss) — net	$(74,634)	$8,440	$175,913	$97,715	$(45,681)
Net realized gain (loss) on sales of investments	690,018	878	5,154	156,374	1,861,723
Distributions from capital gains	2,196,977	8,407	220,932	—	2,653,424
Net change in unrealized appreciation or depreciation of investments	(936,484)	593	165,430	1,924,450	23,093,554
Net increase (decrease) in net assets resulting from operations	1,875,877	18,318	567,429	2,178,539	27,563,020

Contract transactions
Contract purchase payments	455,301	56,847	274,970	239,384	3,894,910
Net transfers(1)	(242,739)	69,780	(175,386)	607,513	(2,004,344)
Transfers for policy loans	(133,402)	1	(218,698)	(15,798)	(81,231)
Policy charges	(305,288)	(12,246)	(170,040)	(145,231)	(4,634,987)
Contract terminations:
Surrender benefits	(935,220)	—	(103,849)	(257,685)	(5,646,178)
Death benefits	—	—	(23,873)	(369)	(108,972)
Increase (decrease) from contract transactions	(1,161,348)	114,382	(416,876)	427,814	(8,580,802)
Net assets at beginning of year	16,970,274	165,660	6,778,240	6,735,948	106,410,529
Net assets at end of year	$17,684,803	$298,360	$6,928,793	$9,342,301	$125,392,747

Accumulation unit activity
Units outstanding at beginning of year	4,674,635	139,272	4,984,017	2,467,723	27,074,494
Units purchased	190,780	99,290	342,713	252,019	861,249
Units redeemed	(489,225)	(9,583)	(634,758)	(169,856)	(2,745,373)
Units outstanding at end of year	4,376,190	228,979	4,691,972	2,549,886	25,190,370

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	127

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Invesco VI Dis Mid Cap Gro, Ser I	Invesco VI Div Divd, Ser I	Invesco VI EQV Intl Eq, Ser II	Invesco VI Global, Ser I	Invesco VI Global, Ser II
Operations
Investment income (loss) — net	$(91,809)	$317,597	$140,952	$—	$(149,183)
Net realized gain (loss) on sales of investments	670,896	495,284	707,849	8,514	1,079,380
Distributions from capital gains	1,965,543	73,880	1,675,295	122,388	1,796,502
Net change in unrealized appreciation or depreciation of investments	495,483	2,290,394	(1,308,832)	70,665	1,901,585
Net increase (decrease) in net assets resulting from operations	3,040,113	3,177,155	1,215,264	201,567	4,628,284

Contract transactions
Contract purchase payments	399,594	506,084	668,141	657,526	1,252,631
Net transfers(1)	191,829	(1,516,506)	(163,577)	1,229,280	470,947
Transfers for policy loans	(18,853)	8,959	(113,072)	(14,678)	(114,351)
Policy charges	(366,217)	(307,180)	(400,022)	(102,161)	(517,294)
Contract terminations:
Surrender benefits	(806,069)	(1,132,895)	(983,797)	(28,507)	(900,922)
Death benefits	—	—	(1,307)	—	—
Increase (decrease) from contract transactions	(599,716)	(2,441,538)	(993,634)	1,741,460	191,011
Net assets at beginning of year	16,653,586	18,342,335	24,077,055	887,818	30,817,129
Net assets at end of year	$19,093,983	$19,077,952	$24,298,685	$2,830,845	$35,636,424

Accumulation unit activity
Units outstanding at beginning of year	11,023,873	8,203,234	10,344,056	602,658	8,196,122
Units purchased	549,009	211,675	501,116	1,149,601	689,048
Units redeemed	(908,157)	(1,211,077)	(1,008,848)	(88,377)	(619,175)
Units outstanding at end of year	10,664,725	7,203,832	9,836,324	1,663,882	8,265,995

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

128	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Invesco VI Gbl Strat Inc, Ser I	Invesco VI Gbl Strat Inc, Ser II	Invesco VI Mn St Sm Cap, Ser I	Invesco VI Mn St Sm Cap, Ser II	Invesco VI Tech, Ser I
Operations
Investment income (loss) — net	$10,959	$1,316,761	$7,210	$(63,639)	$(104,885)
Net realized gain (loss) on sales of investments	(335)	(315,896)	25,672	1,178,883	1,101,984
Distributions from capital gains	—	—	121,245	1,984,732	2,053,352
Net change in unrealized appreciation or depreciation of investments	(15,153)	(2,437,805)	87,903	2,752,817	(249,429)
Net increase (decrease) in net assets resulting from operations	(4,529)	(1,436,940)	242,030	5,852,793	2,801,022

Contract transactions
Contract purchase payments	99,130	1,396,313	520,867	1,141,023	608,491
Net transfers(1)	71,513	501,589	1,125,189	(702,647)	40,544
Transfers for policy loans	7	7,350	(21,446)	(122,212)	(297,286)
Policy charges	(10,565)	(984,182)	(82,739)	(476,900)	(395,925)
Contract terminations:
Surrender benefits	(1,044)	(1,459,142)	—	(929,777)	(1,008,337)
Death benefits	—	(30,193)	—	(27,121)	(3,761)
Increase (decrease) from contract transactions	159,041	(568,265)	1,541,871	(1,117,634)	(1,056,274)
Net assets at beginning of year	85,301	35,774,339	868,228	27,277,211	20,536,478
Net assets at end of year	$239,813	$33,769,134	$2,652,129	$32,012,370	$22,281,226

Accumulation unit activity
Units outstanding at beginning of year	77,807	22,177,705	672,815	7,297,300	3,461,814
Units purchased	159,578	1,767,558	1,073,120	564,255	190,214
Units redeemed	(10,911)	(2,002,146)	(68,947)	(691,941)	(354,669)
Units outstanding at end of year	226,474	21,943,117	1,676,988	7,169,614	3,297,359

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	129

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Janus Henderson VIT Bal, Inst	Janus Henderson VIT Bal, Serv	Janus Henderson VIT Enter, Serv	Janus Henderson VIT Flex Bd, Inst	Janus Henderson VIT Flex Bd, Serv
Operations
Investment income (loss) — net	$49,927	$33,481	$(71,727)	$9,006	$17,189
Net realized gain (loss) on sales of investments	31,917	118,360	1,280,481	(551)	1,239
Distributions from capital gains	37,449	35,564	2,200,723	10,403	24,611
Net change in unrealized appreciation or depreciation of investments	670,305	588,378	215,995	(20,617)	(49,865)
Net increase (decrease) in net assets resulting from operations	789,598	775,783	3,625,472	(1,759)	(6,826)

Contract transactions
Contract purchase payments	2,445,840	563,344	458,633	124,719	89,330
Net transfers(1)	2,174,674	461,433	(1,618,635)	144,873	253,673
Transfers for policy loans	884	(70,622)	(252,605)	(3,192)	(389)
Policy charges	(342,354)	(192,339)	(412,388)	(28,106)	(22,520)
Contract terminations:
Surrender benefits	(12,624)	(56,229)	(740,254)	—	(4,409)
Death benefits	—	(4,453)	(12,059)	—	—
Increase (decrease) from contract transactions	4,266,420	701,134	(2,577,308)	238,294	315,685
Net assets at beginning of year	2,497,254	4,179,805	23,988,855	277,006	793,583
Net assets at end of year	$7,553,272	$5,656,722	$25,037,019	$513,541	$1,102,442

Accumulation unit activity
Units outstanding at beginning of year	1,907,730	3,006,672	4,252,497	231,878	599,215
Units purchased	3,266,566	686,293	87,182	228,403	263,319
Units redeemed	(250,743)	(212,418)	(563,201)	(26,498)	(20,731)
Units outstanding at end of year	4,923,553	3,480,547	3,776,478	433,783	841,803

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

130	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Res, Inst	Janus Henderson VIT Res, Serv	Lazard Ret Global Dyn MA, Inv
Operations
Investment income (loss) — net	$(218,745)	$221,635	$990	$(68,863)	$5,556
Net realized gain (loss) on sales of investments	3,336,764	481,306	27,000	730,570	5,891
Distributions from capital gains	7,565,058	—	49,756	884,540	—
Net change in unrealized appreciation or depreciation of investments	(1,681,908)	4,029,932	130,770	1,495,397	15,472
Net increase (decrease) in net assets resulting from operations	9,001,169	4,732,873	208,516	3,041,644	26,919

Contract transactions
Contract purchase payments	1,361,346	1,442,350	281,169	489,622	104,910
Net transfers(1)	(1,208,201)	554,838	1,527,859	325,814	(33,117)
Transfers for policy loans	(725,887)	(120,122)	(2)	(263,014)	38
Policy charges	(830,167)	(979,072)	(93,035)	(268,655)	(12,261)
Contract terminations:
Surrender benefits	(1,982,677)	(1,410,793)	(711)	(415,358)	—
Death benefits	(49,225)	(26,366)	—	(1,376)	—
Increase (decrease) from contract transactions	(3,434,811)	(539,165)	1,715,280	(132,967)	59,570
Net assets at beginning of year	53,738,726	37,284,102	464,200	15,838,638	197,882
Net assets at end of year	$59,305,084	$41,477,810	$2,387,996	$18,747,315	$284,371

Accumulation unit activity
Units outstanding at beginning of year	7,288,590	17,853,206	293,471	3,600,505	179,443
Units purchased	228,421	1,196,506	1,013,471	230,159	90,072
Units redeemed	(892,279)	(1,426,923)	(52,523)	(262,704)	(39,600)
Units outstanding at end of year	6,624,732	17,622,789	1,254,419	3,567,960	229,915

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	131

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Lazard Ret Global Dyn MA, Serv	MFS Mass Inv Gro Stock, Serv Cl	MFS New Dis, Serv Cl	MFS Utilities, Init Cl	MFS Utilities, Serv Cl
Operations
Investment income (loss) — net	$56,081	$(234,582)	$(205,961)	$17,616	$252,058
Net realized gain (loss) on sales of investments	108,285	1,782,953	1,268,467	7,480	435,146
Distributions from capital gains	—	6,649,185	7,374,270	34,327	791,254
Net change in unrealized appreciation or depreciation of investments	76,546	3,095,010	(7,978,148)	90,526	1,430,732
Net increase (decrease) in net assets resulting from operations	240,912	11,292,566	458,628	149,949	2,909,190

Contract transactions
Contract purchase payments	81,763	1,017,451	903,597	328,767	767,881
Net transfers(1)	(478,890)	(2,395,342)	582,400	385,337	(119,124)
Transfers for policy loans	13,693	(192,171)	(395,056)	(1,478)	(43,764)
Policy charges	(41,630)	(863,378)	(684,439)	(81,504)	(547,430)
Contract terminations:
Surrender benefits	(632,442)	(2,048,394)	(1,363,260)	(13,138)	(898,576)
Death benefits	—	(25,075)	(32,539)	—	(3,951)
Increase (decrease) from contract transactions	(1,057,506)	(4,506,909)	(989,297)	617,984	(844,964)
Net assets at beginning of year	2,666,726	47,490,646	39,984,087	727,058	22,350,394
Net assets at end of year	$1,850,132	$54,276,303	$39,453,418	$1,494,991	$24,414,620

Accumulation unit activity
Units outstanding at beginning of year	1,965,847	21,363,762	6,017,874	598,065	7,494,646
Units purchased	65,077	467,044	471,761	555,050	395,187
Units redeemed	(815,578)	(2,316,190)	(583,424)	(75,245)	(583,185)
Units outstanding at end of year	1,215,346	19,514,616	5,906,211	1,077,870	7,306,648

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

132	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	MS VIF Dis, Cl I	MS VIF Dis, Cl II	MS VIF Global Real Est, Cl II	NB AMT Sus Eq, Cl I	NB AMT Sus Eq, Cl S
Operations
Investment income (loss) — net	$—	$(212,674)	$135,372	$1,776	$1,529
Net realized gain (loss) on sales of investments	104,525	4,331,516	(1,153)	3,376	32,662
Distributions from capital gains	1,461,894	21,640,020	—	9,082	16,792
Net change in unrealized appreciation or depreciation of investments	(2,272,080)	(32,217,066)	1,448,055	61,362	113,969
Net increase (decrease) in net assets resulting from operations	(705,661)	(6,458,204)	1,582,274	75,596	164,952

Contract transactions
Contract purchase payments	1,549,606	2,087,207	282,957	248,520	177,431
Net transfers(1)	1,525,392	(3,674,973)	1,008,595	149,756	(99,078)
Transfers for policy loans	(6,667)	(994,017)	(18,918)	—	3,387
Policy charges	(257,014)	(734,832)	(131,731)	(21,606)	(37,986)
Contract terminations:
Surrender benefits	(8,588)	(1,408,244)	(290,027)	(7,675)	(1,971)
Death benefits	—	(176,425)	(24,370)	—	—
Increase (decrease) from contract transactions	2,802,729	(4,901,284)	826,506	368,995	41,783
Net assets at beginning of year	3,019,564	58,195,464	6,830,195	199,265	720,720
Net assets at end of year	$5,116,632	$46,835,976	$9,238,975	$643,856	$927,455

Accumulation unit activity
Units outstanding at beginning of year	1,053,592	6,549,810	4,039,931	147,849	254,634
Units purchased	1,045,613	391,808	519,720	258,490	56,876
Units redeemed	(91,908)	(968,032)	(390,954)	(19,446)	(45,457)
Units outstanding at end of year	2,007,297	5,973,586	4,168,697	386,893	266,053

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	133

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	NB AMT US Eq Index PW Strat, Cl S	PIMCO VIT All Asset, Advisor Cl	PIMCO VIT All Asset, Inst Cl	PIMCO VIT Glb Man As Alloc, Adv Cl	PIMCO VIT Tot Return, Advisor Cl
Operations
Investment income (loss) — net	$(264)	$1,414,403	$13,275	$2,828	$176,389
Net realized gain (loss) on sales of investments	13,812	147,208	773	1,001	(36,167)
Distributions from capital gains	37,135	—	—	13,009	603,353
Net change in unrealized appreciation or depreciation of investments	38,656	366,848	3,052	(2,400)	(1,013,838)
Net increase (decrease) in net assets resulting from operations	89,339	1,928,459	17,100	14,438	(270,263)

Contract transactions
Contract purchase payments	44,123	523,033	25,800	7,511	306,615
Net transfers(1)	93,937	(567,479)	13,683	103	(882,719)
Transfers for policy loans	(37,640)	(73,729)	2	(2,189)	(138,572)
Policy charges	(15,706)	(351,747)	(5,141)	(4,534)	(180,297)
Contract terminations:
Surrender benefits	(6,839)	(609,678)	—	(6,421)	(557,798)
Death benefits	—	(11,974)	—	—	(26,901)
Increase (decrease) from contract transactions	77,875	(1,091,574)	34,344	(5,530)	(1,479,672)
Net assets at beginning of year	502,502	12,828,222	98,657	119,744	15,102,758
Net assets at end of year	$669,716	$13,665,107	$150,101	$128,652	$13,352,823

Accumulation unit activity
Units outstanding at beginning of year	443,910	7,112,325	85,546	79,455	12,118,780
Units purchased	134,436	268,411	30,241	4,767	400,048
Units redeemed	(76,066)	(828,436)	(3,985)	(8,411)	(1,625,996)
Units outstanding at end of year	502,280	6,552,300	111,802	75,811	10,892,832

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

134	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	PIMCO VIT Tot Return, Inst Cl	Put VT Global Hlth Care, Cl IB	Put VT Hi Yield, Cl IB	Put VT Intl Eq, Cl IB	Put VT Sus Leaders, Cl IA
Operations
Investment income (loss) — net	$17,220	$156,492	$254,373	$49,871	$(532,710)
Net realized gain (loss) on sales of investments	(3,267)	314,012	(27,650)	145,099	5,340,296
Distributions from capital gains	33,824	2,101,975	—	257,772	14,181,573
Net change in unrealized appreciation or depreciation of investments	(53,650)	2,163,957	32,811	88,113	13,152,692
Net increase (decrease) in net assets resulting from operations	(5,873)	4,736,436	259,534	540,855	32,141,851

Contract transactions
Contract purchase payments	328,755	720,381	155,077	320,920	3,425,701
Net transfers(1)	376,533	376,729	(251,097)	764,674	(2,700,676)
Transfers for policy loans	(2,218)	(254,417)	14,634	(25,562)	(634,347)
Policy charges	(50,457)	(481,051)	(190,618)	(108,900)	(4,583,164)
Contract terminations:
Surrender benefits	(1,520)	(1,212,967)	(203,769)	(236,536)	(6,623,069)
Death benefits	—	(5,866)	(27,324)	—	(163,400)
Increase (decrease) from contract transactions	651,093	(857,191)	(503,097)	714,596	(11,278,955)
Net assets at beginning of year	539,126	25,621,221	6,114,321	6,531,192	144,392,640
Net assets at end of year	$1,184,346	$29,500,466	$5,870,758	$7,786,643	$165,255,536

Accumulation unit activity
Units outstanding at beginning of year	464,155	6,442,761	2,231,611	3,020,300	23,598,985
Units purchased	614,251	383,119	60,415	505,478	501,741
Units redeemed	(47,223)	(583,025)	(239,393)	(255,065)	(2,177,470)
Units outstanding at end of year	1,031,183	6,242,855	2,052,633	3,270,713	21,923,256

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	135

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	Put VT Sus Leaders, Cl IB	Royce Micro-Cap, Invest Cl	Temp Global Bond, Cl 1	Temp Global Bond, Cl 2	Third Ave VST Third Ave Value
Operations
Investment income (loss) — net	$(15,858)	$(205,802)	$—	$(13,802)	$30,739
Net realized gain (loss) on sales of investments	218,806	1,337,177	(2,004)	(140,696)	478,893
Distributions from capital gains	524,225	1,642,229	—	—	—
Net change in unrealized appreciation or depreciation of investments	431,914	6,349,228	(6,333)	(30,842)	3,942,396
Net increase (decrease) in net assets resulting from operations	1,159,087	9,122,832	(8,337)	(185,340)	4,452,028

Contract transactions
Contract purchase payments	184,786	1,094,474	68,518	150,236	978,114
Net transfers(1)	60,196	(1,493,208)	33,137	(190,810)	(784,354)
Transfers for policy loans	(25,305)	(42,657)	(2,709)	(10,834)	73,245
Policy charges	(54,289)	(1,065,698)	(11,103)	(62,630)	(862,656)
Contract terminations:
Surrender benefits	(234,791)	(1,811,305)	—	(157,010)	(1,192,033)
Death benefits	—	(1,714)	—	—	(23,527)
Increase (decrease) from contract transactions	(69,403)	(3,320,108)	87,843	(271,048)	(1,811,211)
Net assets at beginning of year	5,144,686	31,936,429	143,159	3,541,822	20,951,320
Net assets at end of year	$6,234,370	$37,739,153	$222,665	$3,085,434	$23,592,137

Accumulation unit activity
Units outstanding at beginning of year	1,238,799	8,609,429	152,105	3,685,820	9,146,878
Units purchased	108,993	245,128	110,888	157,907	381,461
Units redeemed	(117,462)	(948,585)	(14,945)	(452,340)	(1,024,779)
Units outstanding at end of year	1,230,330	7,905,972	248,048	3,391,387	8,503,560

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

136	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	VanEck VIP Global Gold, Cl S	VP Aggr, Cl 1	VP Aggr, Cl 2	VP Aggr, Cl 4	VP Conserv, Cl 1
Operations
Investment income (loss) — net	$673,492	$—	$(1,209,150)	$(1,680,887)	$—
Net realized gain (loss) on sales of investments	224,712	128,132	18,662,212	13,803,352	5,199
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(1,963,748)	3,391,462	32,701,916	44,134,050	17,189
Net increase (decrease) in net assets resulting from operations	(1,065,544)	3,519,594	50,154,978	56,256,515	22,388

Contract transactions
Contract purchase payments	193,560	11,226,151	21,595,970	13,652,737	564,512
Net transfers(1)	(705,589)	15,964,702	5,072,649	(8,468,379)	316,325
Transfers for policy loans	(196,401)	(126,195)	(1,018,637)	97,343	—
Policy charges	(79,703)	(1,738,300)	(5,723,592)	(5,207,892)	(45,602)
Contract terminations:
Surrender benefits	(208,679)	(66,796)	(12,591,841)	(18,890,601)	—
Death benefits	—	—	(28,113)	(107,285)	—
Increase (decrease) from contract transactions	(996,812)	25,259,562	7,306,436	(18,924,077)	835,235
Net assets at beginning of year	7,830,091	14,356,619	324,256,477	374,910,613	296,880
Net assets at end of year	$5,767,735	$43,135,775	$381,717,891	$412,243,051	$1,154,503

Accumulation unit activity
Units outstanding at beginning of year	5,145,323	11,212,858	145,597,369	165,392,485	252,555
Units purchased	147,257	19,182,895	22,311,591	6,387,922	738,613
Units redeemed	(867,445)	(1,360,355)	(19,080,610)	(13,774,303)	(38,080)
Units outstanding at end of year	4,425,135	29,035,398	148,828,350	158,006,104	953,088

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	137

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	VP Conserv, Cl 2	VP Conserv, Cl 4	VP Man Vol Conserv, Cl 1	VP Man Vol Conserv, Cl 2	VP Man Vol Conserv Gro, Cl 1
Operations
Investment income (loss) — net	$(133,294)	$(126,410)	$—	$(18,189)	$—
Net realized gain (loss) on sales of investments	1,659,208	1,014,385	2,981	303,922	12,206
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(914,111)	(237,917)	6,767	(211,212)	25,788
Net increase (decrease) in net assets resulting from operations	611,803	650,058	9,748	74,521	37,994

Contract transactions
Contract purchase payments	1,082,883	783,047	95,181	42,034	267,403
Net transfers(1)	(5,598,582)	(2,522,906)	(32,336)	(2,487,133)	170,820
Transfers for policy loans	(105,489)	(159,396)	—	(93,719)	—
Policy charges	(828,534)	(922,376)	(14,958)	(109,282)	(63,338)
Contract terminations:
Surrender benefits	(2,070,226)	(1,365,055)	—	(578,347)	—
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	(7,519,948)	(4,186,686)	47,887	(3,226,447)	374,885
Net assets at beginning of year	32,926,448	29,321,548	349,043	6,839,027	540,643
Net assets at end of year	$26,018,303	$25,784,920	$406,678	$3,687,101	$953,522

Accumulation unit activity
Units outstanding at beginning of year	21,851,796	19,543,057	297,041	5,349,638	454,021
Units purchased	1,107,721	992,544	79,735	35,594	354,504
Units redeemed	(6,079,729)	(3,790,391)	(40,464)	(2,555,737)	(51,467)
Units outstanding at end of year	16,879,788	16,745,210	336,312	2,829,495	757,058

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

138	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	VP Man Vol Conserv Gro, Cl 2	VP Man Vol Gro, Cl 1	VP Man Vol Gro, Cl 2	VP Man Vol Mod Gro, Cl 1	VP Man Vol Mod Gro, Cl 2
Operations
Investment income (loss) — net	$(33,721)	$—	$(164,335)	$—	$(168,393)
Net realized gain (loss) on sales of investments	172,139	34,337	2,653,692	25,380	1,430,086
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	216,956	989,895	3,236,373	511,361	2,332,385
Net increase (decrease) in net assets resulting from operations	355,374	1,024,232	5,725,730	536,741	3,594,078

Contract transactions
Contract purchase payments	262,471	2,889,046	3,109,271	1,812,204	1,894,263
Net transfers(1)	224,187	5,418,506	(3,831,980)	4,986,657	581,201
Transfers for policy loans	(48,056)	(83,536)	(42,644)	(7,308)	(20,424)
Policy charges	(232,773)	(631,197)	(877,945)	(463,759)	(1,076,800)
Contract terminations:
Surrender benefits	(334,615)	(55,901)	(1,671,864)	(4,621)	(2,224,884)
Death benefits	—	—	—	—	(51,834)
Increase (decrease) from contract transactions	(128,786)	7,536,918	(3,315,162)	6,323,173	(898,478)
Net assets at beginning of year	7,037,413	6,044,184	49,788,870	4,226,004	44,786,286
Net assets at end of year	$7,264,001	$14,605,334	$52,199,438	$11,085,918	$47,481,886

Accumulation unit activity
Units outstanding at beginning of year	5,346,358	4,939,607	35,242,991	3,495,444	32,528,969
Units purchased	686,755	6,278,270	2,099,345	5,286,828	2,721,266
Units redeemed	(784,867)	(581,611)	(4,241,475)	(371,637)	(3,415,572)
Units outstanding at end of year	5,248,246	10,636,266	33,100,861	8,410,635	31,834,663

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	139

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	VP Mod, Cl 1	VP Mod, Cl 2	VP Mod, Cl 4	VP Mod Aggr, Cl 1	VP Mod Aggr, Cl 2
Operations
Investment income (loss) — net	$—	$(2,049,107)	$(2,932,020)	$—	$(2,719,985)
Net realized gain (loss) on sales of investments	136,279	22,963,368	18,997,925	173,593	46,261,360
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	1,115,923	14,640,488	34,864,465	6,200,924	43,466,211
Net increase (decrease) in net assets resulting from operations	1,252,202	35,554,749	50,930,370	6,374,517	87,007,586

Contract transactions
Contract purchase payments	5,414,357	18,900,408	18,887,410	20,140,634	42,066,973
Net transfers(1)	10,646,040	5,605,415	(2,985,243)	31,935,224	2,477,026
Transfers for policy loans	—	(1,087,596)	618,486	(37,579)	(446,839)
Policy charges	(1,035,281)	(12,539,380)	(17,494,780)	(3,158,844)	(17,546,778)
Contract terminations:
Surrender benefits	(6,839)	(18,348,806)	(27,685,635)	(70,701)	(25,997,355)
Death benefits	(11,726)	(168,105)	(838,568)	—	(732,328)
Increase (decrease) from contract transactions	15,006,551	(7,638,064)	(29,498,330)	48,808,734	(179,301)
Net assets at beginning of year	9,404,298	420,314,760	608,612,153	36,923,004	726,401,286
Net assets at end of year	$25,663,051	$448,231,445	$630,044,193	$92,106,255	$813,229,571

Accumulation unit activity
Units outstanding at beginning of year	7,608,769	222,653,799	319,471,292	29,362,907	357,294,062
Units purchased	12,188,170	29,740,934	11,613,789	38,069,539	56,645,366
Units redeemed	(801,664)	(33,277,880)	(26,155,403)	(2,388,996)	(55,970,878)
Units outstanding at end of year	18,995,275	219,116,853	304,929,678	65,043,450	357,968,550

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

140	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	VP Mod Aggr, Cl 4	VP Mod Conserv, Cl 1	VP Mod Conserv, Cl 2	VP Mod Conserv, Cl 4	VP Ptnrs Core Bond, Cl 1
Operations
Investment income (loss) — net	$(5,011,674)	$—	$(289,770)	$(373,786)	$5,572
Net realized gain (loss) on sales of investments	29,174,824	39,492	4,032,424	4,096,487	(657)
Distributions from capital gains	—	—	—	—	9,931
Net change in unrealized appreciation or depreciation of investments	102,856,621	26,499	(738,426)	444,553	(18,056)
Net increase (decrease) in net assets resulting from operations	127,019,771	65,991	3,004,228	4,167,254	(3,210)

Contract transactions
Contract purchase payments	36,768,940	388,388	2,125,091	2,710,345	132,391
Net transfers(1)	(13,362,701)	269,053	(6,997,147)	(7,952,207)	113,175
Transfers for policy loans	293,420	—	50,130	(31,504)	(1,785)
Policy charges	(19,871,643)	(124,668)	(2,119,184)	(2,892,800)	(21,463)
Contract terminations:
Surrender benefits	(53,098,610)	(1,503)	(1,921,243)	(3,515,209)	—
Death benefits	(534,810)	—	—	(394,676)	—
Increase (decrease) from contract transactions	(49,805,404)	531,270	(8,862,353)	(12,076,051)	222,318
Net assets at beginning of year	1,089,409,887	980,940	62,370,470	82,043,063	236,385
Net assets at end of year	$1,166,624,254	$1,578,201	$56,512,345	$74,134,266	$455,493

Accumulation unit activity
Units outstanding at beginning of year	523,904,623	813,179	36,945,550	48,949,275	203,323
Units purchased	17,205,816	522,116	2,584,157	1,808,708	213,617
Units redeemed	(39,688,599)	(100,881)	(7,613,105)	(8,896,476)	(20,237)
Units outstanding at end of year	501,421,840	1,234,414	31,916,602	41,861,507	396,703

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	141

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	VP Ptnrs Core Bond, Cl 2	VP Ptnrs Core Eq, Cl 1	VP Ptnrs Core Eq, Cl 2	VP Ptnrs Core Eq, Cl 3	VP Ptnrs Intl Core Eq, Cl 1
Operations
Investment income (loss) — net	$10,404	$—	$—	$(34,439)	$14,048
Net realized gain (loss) on sales of investments	(506)	727	8,119	533,647	2,917
Distributions from capital gains	22,506	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	(47,315)	22,893	119,168	1,254,741	69,492
Net increase (decrease) in net assets resulting from operations	(14,911)	23,620	127,287	1,753,949	86,457

Contract transactions
Contract purchase payments	43,349	135,996	32,105	172,564	199,228
Net transfers(1)	20,729	101,509	27,007	(144,449)	865,643
Transfers for policy loans	53,799	—	(380)	(36,450)	(5,463)
Policy charges	(22,868)	(7,187)	(9,215)	(125,457)	(37,892)
Contract terminations:
Surrender benefits	(10,465)	(186)	(3,555)	(213,772)	—
Death benefits	—	—	—	(1,804)	—
Increase (decrease) from contract transactions	84,544	230,132	45,962	(349,368)	1,021,516
Net assets at beginning of year	894,826	20,152	424,197	6,274,812	317,241
Net assets at end of year	$964,459	$273,904	$597,446	$7,679,393	$1,425,214

Accumulation unit activity
Units outstanding at beginning of year	699,148	15,278	163,381	1,929,086	262,842
Units purchased	91,700	149,863	19,130	86,902	809,340
Units redeemed	(26,513)	(4,724)	(4,382)	(200,910)	(32,285)
Units outstanding at end of year	764,335	160,417	178,129	1,815,078	1,039,897

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

142	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	VP Ptnrs Intl Core Eq, Cl 2	VP Ptnrs Intl Gro, Cl 1	VP Ptnrs Intl Gro, Cl 2	VP Ptnrs Intl Val, Cl 1	VP Ptnrs Intl Val, Cl 2
Operations
Investment income (loss) — net	$22,067	$813	$—	$11,881	$43,517
Net realized gain (loss) on sales of investments	14,760	11,905	129,869	5,931	15,937
Distributions from capital gains	—	85,890	290,927	—	—
Net change in unrealized appreciation or depreciation of investments	124,301	64,907	177,543	27,340	131,949
Net increase (decrease) in net assets resulting from operations	161,128	163,515	598,339	45,152	191,403

Contract transactions
Contract purchase payments	155,284	573,127	550,485	204,264	271,911
Net transfers(1)	1,216,055	1,486,666	881,356	475,796	1,039,959
Transfers for policy loans	12,524	(5,986)	(29,416)	(1,474)	(4,310)
Policy charges	(29,031)	(91,578)	(139,443)	(30,891)	(40,487)
Contract terminations:
Surrender benefits	(17,503)	(744)	(70,795)	—	(22,213)
Death benefits	—	—	—	—	—
Increase (decrease) from contract transactions	1,337,329	1,961,485	1,192,187	647,695	1,244,860
Net assets at beginning of year	785,253	868,087	5,002,843	345,172	1,539,916
Net assets at end of year	$2,283,710	$2,993,087	$6,793,369	$1,038,019	$2,976,179

Accumulation unit activity
Units outstanding at beginning of year	493,522	617,826	2,676,721	342,296	1,124,454
Units purchased	802,279	1,372,956	738,244	607,284	865,601
Units redeemed	(26,932)	(65,289)	(120,606)	(28,863)	(43,431)
Units outstanding at end of year	1,268,869	1,925,493	3,294,359	920,717	1,946,624

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	143

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	VP Ptnrs Sm Cap Gro, Cl 1	VP Ptnrs Sm Cap Gro, Cl 2	VP Ptnrs Sm Cap Val, Cl 1	VP Ptnrs Sm Cap Val, Cl 2	VP Ptnrs Sm Cap Val, Cl 3
Operations
Investment income (loss) — net	$—	$—	$—	$—	$(67,043)
Net realized gain (loss) on sales of investments	5,797	84,271	15,738	38,410	855,340
Distributions from capital gains	—	—	—	—	—
Net change in unrealized appreciation or depreciation of investments	4,122	(13,706)	25,638	110,778	2,326,145
Net increase (decrease) in net assets resulting from operations	9,919	70,565	41,376	149,188	3,114,442

Contract transactions
Contract purchase payments	113,579	95,699	101,648	108,996	476,265
Net transfers(1)	283,835	18,149	161,511	687,460	(409,911)
Transfers for policy loans	58	13,710	—	8,837	(57,869)
Policy charges	(18,903)	(25,876)	(13,949)	(34,539)	(321,905)
Contract terminations:
Surrender benefits	—	(13,632)	—	(1,760)	(572,730)
Death benefits	—	—	—	—	(9,154)
Increase (decrease) from contract transactions	378,569	88,050	249,210	768,994	(895,304)
Net assets at beginning of year	183,425	911,286	131,673	506,996	13,826,125
Net assets at end of year	$571,913	$1,069,901	$422,259	$1,425,178	$16,045,263

Accumulation unit activity
Units outstanding at beginning of year	128,794	338,842	124,367	268,207	4,997,906
Units purchased	254,202	43,130	208,253	357,106	140,938
Units redeemed	(12,166)	(13,689)	(11,008)	(16,094)	(451,431)
Units outstanding at end of year	370,830	368,283	321,612	609,219	4,687,413

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

144	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	VP US Flex Conserv Gro, Cl 1	VP US Flex Gro, Cl 1	VP US Flex Mod Gro, Cl 1	Wanger Acorn	Wanger Intl
Operations
Investment income (loss) — net	$—	$—	$—	$361,071	$65,223
Net realized gain (loss) on sales of investments	118	31,510	7,411	340,935	909,700
Distributions from capital gains	—	—	—	4,272,614	1,454,584
Net change in unrealized appreciation or depreciation of investments	7,308	274,315	229,006	5,684,880	13,544,823
Net increase (decrease) in net assets resulting from operations	7,426	305,825	236,417	10,659,500	15,974,330

Contract transactions
Contract purchase payments	6,315	1,411,034	265,735	3,060,146	2,894,067
Net transfers(1)	34,989	2,416,135	996,774	(3,267,118)	(1,830,555)
Transfers for policy loans	—	(8,000)	—	(1,285,160)	(150,334)
Policy charges	(1,785)	(187,378)	(121,884)	(2,506,641)	(1,831,502)
Contract terminations:
Surrender benefits	—	(1,879)	—	(5,164,063)	(3,809,397)
Death benefits	—	—	—	(133,409)	(111,159)
Increase (decrease) from contract transactions	39,519	3,629,912	1,140,625	(9,296,245)	(4,838,880)
Net assets at beginning of year	93,473	923,814	1,571,188	127,425,459	89,520,287
Net assets at end of year	$140,418	$4,859,551	$2,948,230	$128,788,714	$100,655,737

Accumulation unit activity
Units outstanding at beginning of year	80,020	783,789	1,337,381	23,589,798	29,061,921
Units purchased	32,984	2,929,708	1,006,376	516,154	924,104
Units redeemed	(1,447)	(151,886)	(97,244)	(2,100,867)	(2,296,889)
Units outstanding at end of year	111,557	3,561,611	2,246,513	22,005,085	27,689,136

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	145

Statement of Changes in Net Assets

Year ended December 31, 2021 (continued)	WA Var Global Hi Yd Bond, Cl I	WA Var Global Hi Yd Bond, Cl II
Operations
Investment income (loss) — net	$18,628	$17,164
Net realized gain (loss) on sales of investments	1,977	6,427
Distributions from capital gains	—	—
Net change in unrealized appreciation or depreciation of investments	(16,247)	(16,449)
Net increase (decrease) in net assets resulting from operations	4,358	7,142

Contract transactions
Contract purchase payments	181,191	35,027
Net transfers(1)	72,591	71,569
Transfers for policy loans	(4,973)	1,643
Policy charges	(44,435)	(9,835)
Contract terminations:
Surrender benefits	—	(391)
Death benefits	—	—
Increase (decrease) from contract transactions	204,374	98,013
Net assets at beginning of year	274,234	320,096
Net assets at end of year	$482,966	$425,251

Accumulation unit activity
Units outstanding at beginning of year	236,522	230,372
Units purchased	216,597	79,793
Units redeemed	(42,021)	(7,271)
Units outstanding at end of year	411,098	302,894

(1)	Includes transfer activity from (to) other divisions and transfers from (to) RiverSource Life’s fixed account.

See accompanying notes to financial statements.

146	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Notes to Financial Statements

1.  ORGANIZATION

RiverSource Variable Life Separate Account (the Account) was established under Minnesota law as a segregated asset account of RiverSource Life Insurance Company (RiverSource Life). The Account is registered as a unit investment trust under the Investment Company Act of 1940, as amended (the 1940 Act) and exists in accordance with the rules and regulations of the Insurance Division, Department of Commerce of the State of Minnesota.

The Account is used as a funding vehicle for individual variable life insurance policies issued by RiverSource Life. The following is a list of each variable life insurance product funded through the Account.

RiverSource® Single Premium Variable Life Insurance*

RiverSource Succession Select® Variable Life Insurance*

RiverSource® Variable Second-To-Die Life Insurance*

RiverSource® Variable Universal Life Insurance

RiverSource® Variable Universal Life Insurance III

RiverSource® Variable Universal Life IV

RiverSource® Variable Universal Life IV – Estate Series

RiverSource® Variable Universal Life 5

RiverSource® Variable Universal Life 5 – Estate Series

RiverSource® Variable Universal Life 6 Insurance

RiverSource® Single Premium Variable Life Insurance Policy (RVS SPVL)*

RiverSource® Survivorship Variable Universal Life Insurance

*

New contracts are no longer being issued for this product. As a result, an annual contract prospectus and statement of additional information are no longer distributed. An annual report for this product is distributed to all current contract holders.

The Account is comprised of various divisions. Each division invests exclusively in shares of the following funds or portfolios (collectively, the Funds), which are registered under the 1940 Act as open-end management investment companies. The name of each Fund and the corresponding division name are provided below. Each division is comprised of subaccounts. Individual variable life insurance policies invest in subaccounts. For each division, the financial statements are comprised of a statement of assets and liabilities as of December 31, 2022, a related statement of operations for the year then ended and statements of changes in net assets for each of the two years in the period then ended, all presented to reflect a full twelve month period except as noted below.

Division	Fund
AB VPS Dyn Asset Alloc, Cl B	AB VPS Dynamic Asset Allocation Portfolio (Class B)
AB VPS Gro & Inc, Cl B	AB VPS Growth and Income Portfolio (Class B) (renamed to AB VPS Relative Value Portfolio (Class B) effective sometime during the second quarter of 2023)
AB VPS Intl Val, Cl B	AB VPS International Value Portfolio (Class B)
AB VPS Lg Cap Gro, Cl A	AB VPS Large Cap Growth Portfolio (Class A)
AB VPS Lg Cap Gro, Cl B	AB VPS Large Cap Growth Portfolio (Class B)
Allspg VT Index Asset Alloc, Cl 2	Allspring VT Index Asset Allocation Fund – Class 2
Allspg VT Intl Eq, Cl 2	Allspring VT International Equity Fund – Class 2
Allspg VT Opp, Cl 1	Allspring VT Opportunity Fund – Class 1
Allspg VT Opp, Cl 2	Allspring VT Opportunity Fund – Class 2
Allspg VT Sm Cap Gro, Cl 1	Allspring VT Small Cap Growth Fund – Class 1
Allspg VT Sm Cap Gro, Cl 2	Allspring VT Small Cap Growth Fund – Class 2
ALPS Alerian Engy Infr, Class I	ALPS/Alerian Energy Infrastructure Portfolio: Class I
ALPS Alerian Engy Infr, Class III	ALPS/Alerian Energy Infrastructure Portfolio: Class III
AC VP Intl, Cl I	American Century VP International, Class I
AC VP Intl, Cl II	American Century VP International, Class II
AC VP Val, Cl I	American Century VP Value, Class I
AC VP Val, Cl II	American Century VP Value, Class II
BlackRock Global Alloc, Cl I	BlackRock Global Allocation V.I. Fund (Class I)
BlackRock Global Alloc, Cl III	BlackRock Global Allocation V.I. Fund (Class III)
Calvert VP EAFE Intl Index, Cl F	Calvert VP EAFE International Index Portfolio – Class F(1)
Calvert VP EAFE Intl Index, Cl I	Calvert VP EAFE International Index Portfolio – Class I(1)
Calvert VP Nasdaq 100 Index, Cl F	Calvert VP Nasdaq 100 Index Portfolio – Class F(1)
Calvert VP Nasdaq 100 Index, Cl I	Calvert VP Nasdaq 100 Index Portfolio – Class I(1)

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	147

Division	Fund
Calv VP Russ 2000 Sm Cap Ind, Cl F	Calvert VP Russell 2000® Small Cap Index Portfolio – Class F(1)
Calv VP Russ 2000 Sm Cap Ind, Cl I	Calvert VP Russell 2000® Small Cap Index Portfolio – Class I(1)
Calvert VP SRI Bal, Cl I	Calvert VP SRI Balanced Portfolio – Class I
Col VP Bal, Cl 1	Columbia Variable Portfolio – Balanced Fund (Class 1)
Col VP Bal, Cl 3	Columbia Variable Portfolio – Balanced Fund (Class 3)
Col VP Commodity Strategy, Cl 1	Columbia Variable Portfolio – Commodity Strategy Fund (Class 1)
Col VP Commodity Strategy, Cl 2	Columbia Variable Portfolio – Commodity Strategy Fund (Class 2)
Col VP Contrarian Core, Cl 1	Columbia Variable Portfolio – Contrarian Core Fund (Class 1)
Col VP Contrarian Core, Cl 2	Columbia Variable Portfolio – Contrarian Core Fund (Class 2)
Col VP Disciplined Core, Cl 1	Columbia Variable Portfolio – Disciplined Core Fund (Class 1)
Col VP Disciplined Core, Cl 2	Columbia Variable Portfolio – Disciplined Core Fund (Class 2)
Col VP Disciplined Core, Cl 3	Columbia Variable Portfolio – Disciplined Core Fund (Class 3)
Col VP Divd Opp, Cl 1	Columbia Variable Portfolio – Dividend Opportunity Fund (Class 1)
Col VP Divd Opp, Cl 2	Columbia Variable Portfolio – Dividend Opportunity Fund (Class 2)
Col VP Divd Opp, Cl 3	Columbia Variable Portfolio – Dividend Opportunity Fund (Class 3)
Col VP Emerg Mkts Bond, Cl 1	Columbia Variable Portfolio – Emerging Markets Bond Fund (Class 1)
Col VP Emerg Mkts Bond, Cl 2	Columbia Variable Portfolio – Emerging Markets Bond Fund (Class 2)
Col VP Emer Mkts, Cl 1	Columbia Variable Portfolio – Emerging Markets Fund (Class 1)
Col VP Emer Mkts, Cl 2	Columbia Variable Portfolio – Emerging Markets Fund (Class 2)
Col VP Emer Mkts, Cl 3	Columbia Variable Portfolio – Emerging Markets Fund (Class 3)
Col VP Global Strategic Inc, Cl 2	Columbia Variable Portfolio – Global Strategic Income Fund (Class 2)
Col VP Global Strategic Inc, Cl 3	Columbia Variable Portfolio – Global Strategic Income Fund (Class 3)
Col VP Govt Money Mkt, Cl 1	Columbia Variable Portfolio – Government Money Market Fund (Class 1)
Col VP Govt Money Mkt, Cl 2	Columbia Variable Portfolio – Government Money Market Fund (Class 2)
Col VP Govt Money Mkt, Cl 3	Columbia Variable Portfolio – Government Money Market Fund (Class 3)
Col VP Hi Yield Bond, Cl 1	Columbia Variable Portfolio – High Yield Bond Fund (Class 1)
Col VP Hi Yield Bond, Cl 2	Columbia Variable Portfolio – High Yield Bond Fund (Class 2)
Col VP Hi Yield Bond, Cl 3	Columbia Variable Portfolio – High Yield Bond Fund (Class 3)
Col VP Inc Opp, Cl 1	Columbia Variable Portfolio – Income Opportunities Fund (Class 1)
Col VP Inc Opp, Cl 2	Columbia Variable Portfolio – Income Opportunities Fund (Class 2)
Col VP Inc Opp, Cl 3	Columbia Variable Portfolio – Income Opportunities Fund (Class 3)
Col VP Inter Bond, Cl 1	Columbia Variable Portfolio – Intermediate Bond Fund (Class 1)
Col VP Inter Bond, Cl 2	Columbia Variable Portfolio – Intermediate Bond Fund (Class 2)
Col VP Inter Bond, Cl 3	Columbia Variable Portfolio – Intermediate Bond Fund (Class 3)
Col VP Lg Cap Gro, Cl 1	Columbia Variable Portfolio – Large Cap Growth Fund (Class 1)
Col VP Lg Cap Gro, Cl 2	Columbia Variable Portfolio – Large Cap Growth Fund (Class 2)
Col VP Lg Cap Gro, Cl 3	Columbia Variable Portfolio – Large Cap Growth Fund (Class 3)
Col VP Lg Cap Index, Cl 1	Columbia Variable Portfolio – Large Cap Index Fund (Class 1)
Col VP Lg Cap Index, Cl 3	Columbia Variable Portfolio – Large Cap Index Fund (Class 3)
Col VP Limited Duration Cr, Cl 1	Columbia Variable Portfolio – Limited Duration Credit Fund (Class 1)
Col VP Limited Duration Cr, Cl 2	Columbia Variable Portfolio – Limited Duration Credit Fund (Class 2)
Col VP Long Govt/Cr Bond, Cl 1	Columbia Variable Portfolio – Long Government/Credit Bond Fund (Class 1)
Col VP Long Govt/Cr Bond, Cl 2	Columbia Variable Portfolio – Long Government/Credit Bond Fund (Class 2)
Col VP Overseas Core, Cl 1	Columbia Variable Portfolio – Overseas Core Fund (Class 1)
Col VP Overseas Core, Cl 2	Columbia Variable Portfolio – Overseas Core Fund (Class 2)
Col VP Overseas Core, Cl 3	Columbia Variable Portfolio – Overseas Core Fund (Class 3)
Col VP Select Lg Cap Val, Cl 1	Columbia Variable Portfolio – Select Large Cap Value Fund (Class 1)
Col VP Select Lg Cap Val, Cl 2	Columbia Variable Portfolio – Select Large Cap Value Fund (Class 2)
Col VP Select Lg Cap Val, Cl 3	Columbia Variable Portfolio – Select Large Cap Value Fund (Class 3)
Col VP Select Mid Cap Gro, Cl 1	Columbia Variable Portfolio – Select Mid Cap Growth Fund (Class 1) (previously Columbia Variable Portfolio – Mid Cap Growth Fund (Class 1))
Col VP Select Mid Cap Gro, Cl 2	Columbia Variable Portfolio – Select Mid Cap Growth Fund (Class 2) (previously Columbia Variable Portfolio – Mid Cap Growth Fund (Class 2))
Col VP Select Mid Cap Gro, Cl 3	Columbia Variable Portfolio – Select Mid Cap Growth Fund (Class 3) (previously Columbia Variable Portfolio – Mid Cap Growth Fund (Class 3))
Col VP Select Mid Cap Val, Cl 1	Columbia Variable Portfolio – Select Mid Cap Value Fund (Class 1)
Col VP Select Mid Cap Val, Cl 2	Columbia Variable Portfolio – Select Mid Cap Value Fund (Class 2)
Col VP Select Mid Cap Val, Cl 3	Columbia Variable Portfolio – Select Mid Cap Value Fund (Class 3)
Col VP Select Sm Cap Val, Cl 1	Columbia Variable Portfolio – Select Small Cap Value Fund (Class 1)

148	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Division	Fund
Col VP Select Sm Cap Val, Cl 2	Columbia Variable Portfolio – Select Small Cap Value Fund (Class 2)
Col VP Select Sm Cap Val, Cl 3	Columbia Variable Portfolio – Select Small Cap Value Fund (Class 3)
Col VP Sel Gbl Tech, Cl 1	Columbia Variable Portfolio – Seligman Global Technology Fund (Class 1)(1)
Col VP Sel Gbl Tech, Cl 2	Columbia Variable Portfolio – Seligman Global Technology Fund (Class 2)(1)
Col VP Strategic Inc, Cl 1	Columbia Variable Portfolio – Strategic Income Fund (Class 1)
Col VP Strategic Inc, Cl 2	Columbia Variable Portfolio – Strategic Income Fund (Class 2)
Col VP US Govt Mtge, Cl 1	Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 1)
Col VP US Govt Mtge, Cl 2	Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 2)
Col VP US Govt Mtge, Cl 3	Columbia Variable Portfolio – U.S. Government Mortgage Fund (Class 3)
CS Commodity Return	Credit Suisse Trust – Commodity Return Strategy Portfolio
CTIVP AC Div Bond, Cl 1	CTIVP® – American Century Diversified Bond Fund (Class 1)
CTIVP AC Div Bond, Cl 2	CTIVP® – American Century Diversified Bond Fund (Class 2)
CTIVP BR Gl Infl Prot Sec, Cl 1	CTIVP® – BlackRock Global Inflation-Protected Securities Fund (Class 1)
CTIVP BR Gl Infl Prot Sec, Cl 2	CTIVP® – BlackRock Global Inflation-Protected Securities Fund (Class 2)
CTIVP BR Gl Infl Prot Sec, Cl 3	CTIVP® – BlackRock Global Inflation-Protected Securities Fund (Class 3)
CTIVP CenterSquare Real Est, Cl 1	CTIVP® – CenterSquare Real Estate Fund (Class 1)
CTIVP CenterSquare Real Est, Cl 2	CTIVP® – CenterSquare Real Estate Fund (Class 2)
CTIVP MFS Val, Cl 1	CTIVP® – MFS® Value Fund (Class 1)
CTIVP MFS Val, Cl 2	CTIVP® – MFS® Value Fund (Class 2)
CTIVP MS Adv, Cl 1	CTIVP® – Morgan Stanley Advantage Fund (Class 1)
CTIVP MS Adv, Cl 2	CTIVP® – Morgan Stanley Advantage Fund (Class 2)
CTIVP Prin Blue Chip Gro, Cl 1	CTIVP® – Principal Blue Chip Growth Fund (Class 1) (previously CTIVP® – Loomis Sayles Growth Fund (Class 1))
CTIVP Prin Blue Chip Gro, Cl 2	CTIVP® – Principal Blue Chip Growth Fund (Class 2) (previously CTIVP® – Loomis Sayles Growth Fund (Class 2))
CTIVP T Rowe Price LgCap Val, Cl 1	CTIVP® – T. Rowe Price Large Cap Value Fund (Class 1)
CTIVP T Rowe Price LgCap Val, Cl 2	CTIVP® – T. Rowe Price Large Cap Value Fund (Class 2)
CTIVP TCW Core Plus Bond, Cl 1	CTIVP® – TCW Core Plus Bond Fund (Class 1)
CTIVP TCW Core Plus Bond, Cl 2	CTIVP® – TCW Core Plus Bond Fund (Class 2)
CTIVP Vty Sycamore Estb Val, Cl 1	CTIVP® – Victory Sycamore Established Value Fund (Class 1)
CTIVP Vty Sycamore Estb Val, Cl 2	CTIVP® – Victory Sycamore Established Value Fund (Class 2)
CTIVP Vty Sycamore Estb Val, Cl 3	CTIVP® – Victory Sycamore Established Value Fund (Class 3)
CTIVP Westfield Mid Cap Gro, Cl 1	CTIVP® – Westfield Mid Cap Growth Fund (Class 1)
CTIVP Westfield Mid Cap Gro, Cl 2	CTIVP® – Westfield Mid Cap Growth Fund (Class 2)
Del Ivy VIP Asset Strategy, Cl II	Delaware Ivy VIP Asset Strategy, Class II
DWS Alt Asset Alloc VIP, Cl A	DWS Alternative Asset Allocation VIP, Class A
DWS Alt Asset Alloc VIP, Cl B	DWS Alternative Asset Allocation VIP, Class B
EV VT Floating-Rate Inc, Init Cl	Eaton Vance VT Floating-Rate Income Fund – Initial Class
Fid VIP Contrafund, Init Cl	Fidelity® VIP ContrafundSM Portfolio Initial Class
Fid VIP Contrafund, Serv Cl 2	Fidelity® VIP ContrafundSM Portfolio Service Class 2
Fid VIP Gro & Inc, Serv Cl	Fidelity® VIP Growth & Income Portfolio Service Class
Fid VIP Gro & Inc, Serv Cl 2	Fidelity® VIP Growth & Income Portfolio Service Class 2
Fid VIP Mid Cap, Init Cl	Fidelity® VIP Mid Cap Portfolio Initial Class
Fid VIP Mid Cap, Serv Cl	Fidelity® VIP Mid Cap Portfolio Service Class
Fid VIP Mid Cap, Serv Cl 2	Fidelity® VIP Mid Cap Portfolio Service Class 2
Fid VIP Overseas, Serv Cl	Fidelity® VIP Overseas Portfolio Service Class
Fid VIP Overseas, Serv Cl 2	Fidelity® VIP Overseas Portfolio Service Class 2
Fid VIP Strategic Inc, Init Cl	Fidelity® VIP Strategic Income Portfolio Initial Class
Fid VIP Strategic Inc, Serv Cl 2	Fidelity® VIP Strategic Income Portfolio Service Class 2
Frank Global Real Est, Cl 2	Franklin Global Real Estate VIP Fund – Class 2
Frank Inc, Cl 1	Franklin Income VIP Fund – Class 1
Frank Inc, Cl 2	Franklin Income VIP Fund – Class 2
Frank Mutual Shares, Cl 1	Franklin Mutual Shares VIP Fund – Class 1
Frank Mutual Shares, Cl 2	Franklin Mutual Shares VIP Fund – Class 2
Frank Sm Cap Val, Cl 1	Franklin Small Cap Value VIP Fund – Class 1
Frank Sm Cap Val, Cl 2	Franklin Small Cap Value VIP Fund – Class 2
GS VIT Mid Cap Val, Inst	Goldman Sachs VIT Mid Cap Value Fund – Institutional Shares
GS VIT Multi-Strategy Alt, Advisor	Goldman Sachs VIT Multi-Strategy Alternatives Portfolio – Advisor Shares
GS VIT Sm Cap Eq Insights, Inst	Goldman Sachs VIT Small Cap Equity Insights Fund – Institutional Shares

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	149

Division	Fund
GS VIT U.S. Eq Insights, Inst	Goldman Sachs VIT U.S. Equity Insights Fund – Institutional Shares
Invesco VI Am Fran, Ser I	Invesco V.I. American Franchise Fund, Series I Shares
Invesco VI Am Fran, Ser II	Invesco V.I. American Franchise Fund, Series II Shares
Invesco VI Bal Risk Alloc, Ser I	Invesco V.I. Balanced-Risk Allocation Fund, Series I Shares
Invesco VI Bal Risk Alloc, Ser II	Invesco V.I. Balanced-Risk Allocation Fund, Series II Shares
Invesco VI Comstock, Ser II	Invesco V.I. Comstock Fund, Series II Shares
Invesco VI Core Eq, Ser I	Invesco V.I. Core Equity Fund, Series I Shares
Invesco VI Dis Mid Cap Gro, Ser I	Invesco V.I. Discovery Mid Cap Growth Fund, Series I Shares
Invesco VI Div Divd, Ser I	Invesco V.I. Diversified Dividend Fund, Series I Shares
Invesco VI EQV Intl Eq, Ser II	Invesco V.I. EQV International Equity Fund, Series II Shares (previously Invesco V.I. International Growth Fund, Series II Shares)
Invesco VI Global, Ser I	Invesco V.I. Global Fund, Series I Shares
Invesco VI Global, Ser II	Invesco V.I. Global Fund, Series II Shares
Invesco VI Gbl Strat Inc, Ser I	Invesco V.I. Global Strategic Income Fund, Series I Shares
Invesco VI Gbl Strat Inc, Ser II	Invesco V.I. Global Strategic Income Fund, Series II Shares
Invesco VI Mn St Sm Cap, Ser I	Invesco V.I. Main Street Small Cap Fund®, Series I Shares
Invesco VI Mn St Sm Cap, Ser II	Invesco V.I. Main Street Small Cap Fund®, Series II Shares
Invesco VI Tech, Ser I	Invesco V.I. Technology Fund, Series I Shares
Invesco VI Tech, Ser II	Invesco V.I. Technology Fund, Series II Shares(1)
Janus Henderson VIT Bal, Inst	Janus Henderson VIT Balanced Portfolio: Institutional Shares
Janus Henderson VIT Bal, Serv	Janus Henderson VIT Balanced Portfolio: Service Shares
Janus Henderson VIT Enter, Serv	Janus Henderson VIT Enterprise Portfolio: Service Shares
Janus Henderson VIT Flex Bd, Inst	Janus Henderson VIT Flexible Bond Portfolio: Institutional Shares
Janus Henderson VIT Flex Bd, Serv	Janus Henderson VIT Flexible Bond Portfolio: Service Shares
Janus Hend VIT Gbl Tech Innov, Srv	Janus Henderson VIT Global Technology and Innovation Portfolio: Service Shares
Janus Henderson VIT Overseas, Serv	Janus Henderson VIT Overseas Portfolio: Service Shares
Janus Henderson VIT Res, Inst	Janus Henderson VIT Research Portfolio: Institutional Shares
Janus Henderson VIT Res, Serv	Janus Henderson VIT Research Portfolio: Service Shares
Lazard Ret Global Dyn MA, Inv	Lazard Retirement Global Dynamic Multi-Asset Portfolio – Investor Shares
Lazard Ret Global Dyn MA, Serv	Lazard Retirement Global Dynamic Multi-Asset Portfolio – Service Shares
MFS Mass Inv Gro Stock, Serv Cl	MFS® Massachusetts Investors Growth Stock Portfolio – Service Class
MFS New Dis, Serv Cl	MFS® New Discovery Series – Service Class
MFS Utilities, Init Cl	MFS® Utilities Series – Initial Class
MFS Utilities, Serv Cl	MFS® Utilities Series – Service Class
MS VIF Dis, Cl I	Morgan Stanley VIF Discovery Portfolio, Class I Shares
MS VIF Dis, Cl II	Morgan Stanley VIF Discovery Portfolio, Class II Shares
MS VIF Global Real Est, Cl II	Morgan Stanley VIF Global Real Estate Portfolio, Class II Shares
NB AMT Sus Eq, Cl I	Neuberger Berman AMT Sustainable Equity Portfolio (Class I)
NB AMT Sus Eq, Cl S	Neuberger Berman AMT Sustainable Equity Portfolio (Class S)
NB AMT US Eq Index PW Strat, Cl S	Neuberger Berman AMT U.S. Equity Index PutWrite Strategy Portfolio (Class S)
PIMCO VIT All Asset, Advisor Cl	PIMCO VIT All Asset Portfolio, Advisor Class
PIMCO VIT All Asset, Inst Cl	PIMCO VIT All Asset Portfolio, Institutional Class
PIMCO VIT Glb Man As Alloc, Adv Cl	PIMCO VIT Global Managed Asset Allocation Portfolio, Advisor Class
PIMCO VIT Tot Return, Advisor Cl	PIMCO VIT Total Return Portfolio, Advisor Class
PIMCO VIT Tot Return, Inst Cl	PIMCO VIT Total Return Portfolio, Institutional Class
Put VT Global Hlth Care, Cl IA	Putnam VT Global Health Care Fund – Class IA Shares(1)
Put VT Global Hlth Care, Cl IB	Putnam VT Global Health Care Fund – Class IB Shares
Put VT Hi Yield, Cl IB	Putnam VT High Yield Fund – Class IB Shares
Put VT Intl Eq, Cl IB	Putnam VT International Equity Fund – Class IB Shares
Put VT Sus Leaders, Cl IA	Putnam VT Sustainable Leaders Fund – Class IA Shares
Put VT Sus Leaders, Cl IB	Putnam VT Sustainable Leaders Fund – Class IB Shares
Royce Micro-Cap, Invest Cl	Royce Capital Fund – Micro-Cap Portfolio, Investment Class
Temp Global Bond, Cl 1	Templeton Global Bond VIP Fund – Class 1
Temp Global Bond, Cl 2	Templeton Global Bond VIP Fund – Class 2
Third Ave VST Third Ave Value	Third Avenue VST Third Avenue Value Portfolio
VanEck VIP Global Gold, Cl S	VanEck VIP Global Gold Fund (Class S Shares)
VP Aggr, Cl 1	Variable Portfolio – Aggressive Portfolio (Class 1)
VP Aggr, Cl 2	Variable Portfolio – Aggressive Portfolio (Class 2)
VP Aggr, Cl 4	Variable Portfolio – Aggressive Portfolio (Class 4)

150	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Division	Fund
VP Conserv, Cl 1	Variable Portfolio – Conservative Portfolio (Class 1)
VP Conserv, Cl 2	Variable Portfolio – Conservative Portfolio (Class 2)
VP Conserv, Cl 4	Variable Portfolio – Conservative Portfolio (Class 4)
VP Man Vol Conserv, Cl 1	Variable Portfolio – Managed Volatility Conservative Fund (Class 1)
VP Man Vol Conserv, Cl 2	Variable Portfolio – Managed Volatility Conservative Fund (Class 2)
VP Man Vol Conserv Gro, Cl 1	Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 1)
VP Man Vol Conserv Gro, Cl 2	Variable Portfolio – Managed Volatility Conservative Growth Fund (Class 2)
VP Man Vol Gro, Cl 1	Variable Portfolio – Managed Volatility Growth Fund (Class 1)
VP Man Vol Gro, Cl 2	Variable Portfolio – Managed Volatility Growth Fund (Class 2)
VP Man Vol Mod Gro, Cl 1	Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 1)
VP Man Vol Mod Gro, Cl 2	Variable Portfolio – Managed Volatility Moderate Growth Fund (Class 2)
VP Mod, Cl 1	Variable Portfolio – Moderate Portfolio (Class 1)
VP Mod, Cl 2	Variable Portfolio – Moderate Portfolio (Class 2)
VP Mod, Cl 4	Variable Portfolio – Moderate Portfolio (Class 4)
VP Mod Aggr, Cl 1	Variable Portfolio – Moderately Aggressive Portfolio (Class 1)
VP Mod Aggr, Cl 2	Variable Portfolio – Moderately Aggressive Portfolio (Class 2)
VP Mod Aggr, Cl 4	Variable Portfolio – Moderately Aggressive Portfolio (Class 4)
VP Mod Conserv, Cl 1	Variable Portfolio – Moderately Conservative Portfolio (Class 1)
VP Mod Conserv, Cl 2	Variable Portfolio – Moderately Conservative Portfolio (Class 2)
VP Mod Conserv, Cl 4	Variable Portfolio – Moderately Conservative Portfolio (Class 4)
VP Ptnrs Core Bond, Cl 1	Variable Portfolio – Partners Core Bond Fund (Class 1)
VP Ptnrs Core Bond, Cl 2	Variable Portfolio – Partners Core Bond Fund (Class 2)
VP Ptnrs Core Eq, Cl 1	Variable Portfolio – Partners Core Equity Fund (Class 1)
VP Ptnrs Core Eq, Cl 2	Variable Portfolio – Partners Core Equity Fund (Class 2)
VP Ptnrs Core Eq, Cl 3	Variable Portfolio – Partners Core Equity Fund (Class 3)
VP Ptnrs Intl Core Eq, Cl 1	Variable Portfolio – Partners International Core Equity Fund (Class 1)
VP Ptnrs Intl Core Eq, Cl 2	Variable Portfolio – Partners International Core Equity Fund (Class 2)
VP Ptnrs Intl Gro, Cl 1	Variable Portfolio – Partners International Growth Fund (Class 1)
VP Ptnrs Intl Gro, Cl 2	Variable Portfolio – Partners International Growth Fund (Class 2)
VP Ptnrs Intl Val, Cl 1	Variable Portfolio – Partners International Value Fund (Class 1)
VP Ptnrs Intl Val, Cl 2	Variable Portfolio – Partners International Value Fund (Class 2)
VP Ptnrs Sm Cap Gro, Cl 1	Variable Portfolio – Partners Small Cap Growth Fund (Class 1)
VP Ptnrs Sm Cap Gro, Cl 2	Variable Portfolio – Partners Small Cap Growth Fund (Class 2)
VP Ptnrs Sm Cap Val, Cl 1	Variable Portfolio – Partners Small Cap Value Fund (Class 1)
VP Ptnrs Sm Cap Val, Cl 2	Variable Portfolio – Partners Small Cap Value Fund (Class 2)
VP Ptnrs Sm Cap Val, Cl 3	Variable Portfolio – Partners Small Cap Value Fund (Class 3)
VP US Flex Conserv Gro, Cl 1	Variable Portfolio – U.S. Flexible Conservative Growth Fund (Class 1)
VP US Flex Gro, Cl 1	Variable Portfolio – U.S. Flexible Growth Fund (Class 1)
VP US Flex Mod Gro, Cl 1	Variable Portfolio – U.S. Flexible Moderate Growth Fund (Class 1)
Wanger Acorn	Wanger Acorn (previously Wanger USA)
Wanger Intl	Wanger International
WA Var Global Hi Yd Bond, Cl I	Western Asset Variable Global High Yield Bond Portfolio – Class I
WA Var Global Hi Yd Bond, Cl II	Western Asset Variable Global High Yield Bond Portfolio – Class II

(1)	For the period May 2, 2022 (commencement of operations) to December 31, 2022.

The assets of each division of the Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by RiverSource Life.

RiverSource Life serves as the issuer of the variable life insurance policies.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Investments in the Funds

Investment transactions are accounted for on the date the shares are purchased and sold. Realized gains and losses on the sales of investments are computed using the average cost method. Income from dividends and gains from realized capital gain distributions are reinvested in additional shares of the Funds and are recorded as income by the divisions on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the division’s share of the Funds’ undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	151

The Account categorizes its fair value measurements according to a three-level hierarchy. This hierarchy prioritizes the inputs used by the Account to value investment securities. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety. The three levels of the fair value hierarchy are defined as follows:

Level 1 – Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2 – Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3 – Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The Funds in the Accounts have been measured at fair value using the net asset value per share (or its equivalent) as a practical expedient and are therefore not categorized in the fair value hierarchy. There were no transfers between levels in the period ended December 31, 2022.

Federal Income Taxes

RiverSource Life is taxed as a life insurance company. The Account is treated as part of RiverSource Life for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Account to the extent the earnings are credited under the policies. Based on this, no charge is being made currently to the Account for federal income taxes. RiverSource Life will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the policies.

Subsequent Events

Management has evaluated Account related events and transactions that occurred through the date the financial statements were issued. Management noted there were no items requiring adjustments or additional disclosures in the Account’s financial statements.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ from those estimates.

3.  VARIABLE ACCOUNT EXPENSES

RiverSource Life deducts a daily mortality and expense risk fee equal, on an annual basis, to 0.00%, 0.20%, 0.30%, 0.45%, 0.50% or 0.90% of the average daily net assets of each subaccount depending on the product selected.

RiverSource Life also deducts a daily minimum death benefit guarantee risk charge equal, on an annual basis, to 0.15% of the average daily net assets of each subaccount offered by the RVS SPVL product. This charge compensates RiverSource Life for the risk it assumes by providing a guaranteed minimum death benefit.

4.  POLICY CHARGES

A monthly deduction is made for the cost of insurance and the policy fee. The cost of insurance for the policy month is determined on the monthly date by determining the net amount at risk, as of that day, and by then applying the cost of insurance rates to the net amount at risk which RiverSource Life is assuming for the succeeding month. The monthly deduction will be taken from the subaccounts as specified in the application for the policy.

A policy fee may be deducted each month to reimburse RiverSource Life for expenses incurred in administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners of policies.

RiverSource Life deducts a premium expense charge from each premium payment. It partially compensates RiverSource Life for expenses associated with administering and distributing the policy, including the agents’ compensation, advertising and printing the prospectus and sales literature. It also compensates RiverSource Life for paying taxes imposed by certain states and governmental subdivisions on premiums received by insurance companies.

Each month RiverSource Life deducts charges for any optional insurance benefits added to the policy by rider.

Some products may also charge a death benefit guarantee charge or a no lapse guarantee charge.

5.  SURRENDER CHARGES

RiverSource Life may assess a surrender charge to help it recover certain expenses related to the issuance of the policy. Such charges are not treated as a separate expense of the divisions as they are ultimately deducted from surrender benefits paid by RiverSource Life. Charges by RiverSource Life for surrenders are not identified on an individual division basis.

152	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

6.  RELATED PARTY TRANSACTIONS

RiverSource Life is a wholly-owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial).

The following table reflects fees paid by certain affiliated funds to Ameriprise Financial and its affiliates.

Fee Agreement:	Fees Paid To:
Management Agreement	Columbia Management Investment Advisers, LLC
Shareholder Services Agreement	Columbia Management Investment Services Corp.
Plan and Agreement of Distribution	Columbia Management Investment Distributors, Inc.
Investment Advisory Agreement	Columbia Wanger Asset Management, LLC
Administrative Services Agreement	Columbia Wanger Asset Management, LLC

7.  INVESTMENT TRANSACTIONS

The divisions’ purchases of Funds’ shares, including reinvestment of dividend distributions, for the year ended December 31, 2022 were as follows:

Division	Purchases
AB VPS Dyn Asset Alloc, Cl B	$283,700
AB VPS Gro & Inc, Cl B	7,206,579
AB VPS Intl Val, Cl B	3,501,931
AB VPS Lg Cap Gro, Cl A	5,637,931
AB VPS Lg Cap Gro, Cl B	14,670,357
Allspg VT Index Asset Alloc, Cl 2	2,366,799
Allspg VT Intl Eq, Cl 2	1,581,677
Allspg VT Opp, Cl 1	247,245
Allspg VT Opp, Cl 2	3,395,266
Allspg VT Sm Cap Gro, Cl 1	2,461,327
Allspg VT Sm Cap Gro, Cl 2	6,987,907
ALPS Alerian Engy Infr, Class I	1,172,656
ALPS Alerian Engy Infr, Class III	9,978,882
AC VP Intl, Cl I	3,041,635
AC VP Intl, Cl II	2,657,791
AC VP Val, Cl I	10,134,709
AC VP Val, Cl II	7,989,501
BlackRock Global Alloc, Cl I	2,237,738
BlackRock Global Alloc, Cl III	1,390,859
Calvert VP EAFE Intl Index, Cl F	45,363
Calvert VP EAFE Intl Index, Cl I	1,594,906
Calvert VP Nasdaq 100 Index, Cl F	183,444
Calvert VP Nasdaq 100 Index, Cl I	2,032,444
Calv VP Russ 2000 Sm Cap Ind, Cl F	53,227
Calv VP Russ 2000 Sm Cap Ind, Cl I	1,625,117
Calvert VP SRI Bal, Cl I	3,087,293
Col VP Bal, Cl 1	6,519,858
Col VP Bal, Cl 3	8,413,712
Col VP Commodity Strategy, Cl 1	2,005,971
Col VP Commodity Strategy, Cl 2	1,457,205
Col VP Contrarian Core, Cl 1	2,192,182
Col VP Contrarian Core, Cl 2	603,878
Col VP Disciplined Core, Cl 1	1,363,348
Col VP Disciplined Core, Cl 2	1,230,029
Col VP Disciplined Core, Cl 3	2,490,066
Col VP Divd Opp, Cl 1	3,056,814
Col VP Divd Opp, Cl 2	1,831,241
Col VP Divd Opp, Cl 3	4,489,270
Col VP Emerg Mkts Bond, Cl 1	298,853
Col VP Emerg Mkts Bond, Cl 2	151,108
Col VP Emer Mkts, Cl 1	4,214,532
Col VP Emer Mkts, Cl 2	3,304,421
Col VP Emer Mkts, Cl 3	16,472,371

Division	Purchases
Col VP Global Strategic Inc, Cl 2	$74,520
Col VP Global Strategic Inc, Cl 3	1,748,216
Col VP Govt Money Mkt, Cl 1	10,410,675
Col VP Govt Money Mkt, Cl 2	3,920,191
Col VP Govt Money Mkt, Cl 3	18,583,393
Col VP Hi Yield Bond, Cl 1	1,297,789
Col VP Hi Yield Bond, Cl 2	428,494
Col VP Hi Yield Bond, Cl 3	3,929,294
Col VP Inc Opp, Cl 1	346,997
Col VP Inc Opp, Cl 2	179,723
Col VP Inc Opp, Cl 3	2,536,486
Col VP Inter Bond, Cl 1	1,169,755
Col VP Inter Bond, Cl 2	524,221
Col VP Inter Bond, Cl 3	7,465,618
Col VP Lg Cap Gro, Cl 1	4,498,329
Col VP Lg Cap Gro, Cl 2	1,095,018
Col VP Lg Cap Gro, Cl 3	1,851,057
Col VP Lg Cap Index, Cl 1	17,313,123
Col VP Lg Cap Index, Cl 3	19,413,562
Col VP Limited Duration Cr, Cl 1	1,903,861
Col VP Limited Duration Cr, Cl 2	4,428,003
Col VP Long Govt/Cr Bond, Cl 1	138,462
Col VP Long Govt/Cr Bond, Cl 2	248,308
Col VP Overseas Core, Cl 1	2,660,695
Col VP Overseas Core, Cl 2	872,498
Col VP Overseas Core, Cl 3	6,364,100
Col VP Select Lg Cap Val, Cl 1	3,164,774
Col VP Select Lg Cap Val, Cl 2	2,183,743
Col VP Select Lg Cap Val, Cl 3	6,919,598
Col VP Select Mid Cap Gro, Cl 1	1,305,804
Col VP Select Mid Cap Gro, Cl 2	265,970
Col VP Select Mid Cap Gro, Cl 3	894,667
Col VP Select Mid Cap Val, Cl 1	1,824,803
Col VP Select Mid Cap Val, Cl 2	1,177,630
Col VP Select Mid Cap Val, Cl 3	3,426,579
Col VP Select Sm Cap Val, Cl 1	1,128,672
Col VP Select Sm Cap Val, Cl 2	888,486
Col VP Select Sm Cap Val, Cl 3	2,456,863
Col VP Sel Gbl Tech, Cl 1	1,256,138
Col VP Sel Gbl Tech, Cl 2	316,744
Col VP Strategic Inc, Cl 1	1,927,234
Col VP Strategic Inc, Cl 2	453,240
Col VP US Govt Mtge, Cl 1	456,863

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	153

Division	Purchases
Col VP US Govt Mtge, Cl 2	$302,307
Col VP US Govt Mtge, Cl 3	1,803,256
CS Commodity Return	4,968,956
CTIVP AC Div Bond, Cl 1	359,647
CTIVP AC Div Bond, Cl 2	189,242
CTIVP BR Gl Infl Prot Sec, Cl 1	885,858
CTIVP BR Gl Infl Prot Sec, Cl 2	409,531
CTIVP BR Gl Infl Prot Sec, Cl 3	2,635,786
CTIVP CenterSquare Real Est, Cl 1	1,577,682
CTIVP CenterSquare Real Est, Cl 2	1,037,160
CTIVP MFS Val, Cl 1	3,036,783
CTIVP MFS Val, Cl 2	1,049,943
CTIVP MS Adv, Cl 1	1,643,515
CTIVP MS Adv, Cl 2	391,102
CTIVP Prin Blue Chip Gro, Cl 1	939,226
CTIVP Prin Blue Chip Gro, Cl 2	325,036
CTIVP T Rowe Price LgCap Val, Cl 1	838,368
CTIVP T Rowe Price LgCap Val, Cl 2	442,502
CTIVP TCW Core Plus Bond, Cl 1	732,495
CTIVP TCW Core Plus Bond, Cl 2	63,661
CTIVP Vty Sycamore Estb Val, Cl 1	2,754,231
CTIVP Vty Sycamore Estb Val, Cl 2	928,837
CTIVP Vty Sycamore Estb Val, Cl 3	4,648,448
CTIVP Westfield Mid Cap Gro, Cl 1	806,601
CTIVP Westfield Mid Cap Gro, Cl 2	382,436
Del Ivy VIP Asset Strategy, Cl II	513,731
DWS Alt Asset Alloc VIP, Cl A	813,147
DWS Alt Asset Alloc VIP, Cl B	1,823,312
EV VT Floating-Rate Inc, Init Cl	4,991,527
Fid VIP Contrafund, Init Cl	5,437,671
Fid VIP Contrafund, Serv Cl 2	13,156,128
Fid VIP Gro & Inc, Serv Cl	3,960,078
Fid VIP Gro & Inc, Serv Cl 2	2,799,430
Fid VIP Mid Cap, Init Cl	3,693,910
Fid VIP Mid Cap, Serv Cl	7,428,648
Fid VIP Mid Cap, Serv Cl 2	8,291,511
Fid VIP Overseas, Serv Cl	1,397,739
Fid VIP Overseas, Serv Cl 2	1,048,983
Fid VIP Strategic Inc, Init Cl	1,160,600
Fid VIP Strategic Inc, Serv Cl 2	343,213
Frank Global Real Est, Cl 2	5,823,945
Frank Inc, Cl 1	554,074
Frank Inc, Cl 2	4,241,919
Frank Mutual Shares, Cl 1	147,214
Frank Mutual Shares, Cl 2	3,061,473
Frank Sm Cap Val, Cl 1	2,393,059
Frank Sm Cap Val, Cl 2	12,047,546
GS VIT Mid Cap Val, Inst	14,915,612
GS VIT Multi-Strategy Alt, Advisor	569,837
GS VIT Sm Cap Eq Insights, Inst	794,081
GS VIT U.S. Eq Insights, Inst	1,777,968
Invesco VI Am Fran, Ser I	4,493,450
Invesco VI Am Fran, Ser II	4,143,732
Invesco VI Bal Risk Alloc, Ser I	215,842
Invesco VI Bal Risk Alloc, Ser II	1,561,730
Invesco VI Comstock, Ser II	4,255,349
Invesco VI Core Eq, Ser I	17,650,130
Invesco VI Dis Mid Cap Gro, Ser I	4,702,923
Invesco VI Div Divd, Ser I	4,564,601

Division	Purchases
Invesco VI EQV Intl Eq, Ser II	$3,667,108
Invesco VI Global, Ser I	2,174,689
Invesco VI Global, Ser II	7,797,588
Invesco VI Gbl Strat Inc, Ser I	326,343
Invesco VI Gbl Strat Inc, Ser II	2,464,619
Invesco VI Mn St Sm Cap, Ser I	2,088,894
Invesco VI Mn St Sm Cap, Ser II	6,094,096
Invesco VI Tech, Ser I	7,411,476
Invesco VI Tech, Ser II	243,847
Janus Henderson VIT Bal, Inst	7,858,406
Janus Henderson VIT Bal, Serv	665,659
Janus Henderson VIT Enter, Serv	4,450,256
Janus Henderson VIT Flex Bd, Inst	461,320
Janus Henderson VIT Flex Bd, Serv	383,569
Janus Hend VIT Gbl Tech Innov, Srv	9,548,754
Janus Henderson VIT Overseas, Serv	2,306,465
Janus Henderson VIT Res, Inst	2,696,180
Janus Henderson VIT Res, Serv	3,622,755
Lazard Ret Global Dyn MA, Inv	119,775
Lazard Ret Global Dyn MA, Serv	193,805
MFS Mass Inv Gro Stock, Serv Cl	7,804,683
MFS New Dis, Serv Cl	11,765,015
MFS Utilities, Init Cl	1,244,953
MFS Utilities, Serv Cl	6,404,021
MS VIF Dis, Cl I	4,162,595
MS VIF Dis, Cl II	16,803,421
MS VIF Global Real Est, Cl II	1,185,452
NB AMT Sus Eq, Cl I	1,236,863
NB AMT Sus Eq, Cl S	147,136
NB AMT US Eq Index PW Strat, Cl S	645,061
PIMCO VIT All Asset, Advisor Cl	3,090,445
PIMCO VIT All Asset, Inst Cl	104,149
PIMCO VIT Glb Man As Alloc, Adv Cl	380,304
PIMCO VIT Tot Return, Advisor Cl	1,600,687
PIMCO VIT Tot Return, Inst Cl	788,993
Put VT Global Hlth Care, Cl IA	447,385
Put VT Global Hlth Care, Cl IB	6,107,045
Put VT Hi Yield, Cl IB	423,611
Put VT Intl Eq, Cl IB	1,741,808
Put VT Sus Leaders, Cl IA	20,935,872
Put VT Sus Leaders, Cl IB	1,313,590
Royce Micro-Cap, Invest Cl	9,390,729
Temp Global Bond, Cl 1	364,762
Temp Global Bond, Cl 2	692,711
Third Ave VST Third Ave Value	1,420,142
VanEck VIP Global Gold, Cl S	1,853,912
VP Aggr, Cl 1	29,633,985
VP Aggr, Cl 2	36,894,239
VP Aggr, Cl 4	8,779,640
VP Conserv, Cl 1	322,755
VP Conserv, Cl 2	5,778,544
VP Conserv, Cl 4	2,099,869
VP Man Vol Conserv, Cl 1	133,359
VP Man Vol Conserv, Cl 2	510,596
VP Man Vol Conserv Gro, Cl 1	299,123
VP Man Vol Conserv Gro, Cl 2	277,504
VP Man Vol Gro, Cl 1	7,629,955
VP Man Vol Gro, Cl 2	5,356,100
VP Man Vol Mod Gro, Cl 1	4,732,947

154	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

Division	Purchases
VP Man Vol Mod Gro, Cl 2	$3,619,656
VP Mod, Cl 1	17,520,407
VP Mod, Cl 2	20,854,505
VP Mod, Cl 4	6,251,502
VP Mod Aggr, Cl 1	51,801,945
VP Mod Aggr, Cl 2	42,977,663
VP Mod Aggr, Cl 4	12,676,831
VP Mod Conserv, Cl 1	952,632
VP Mod Conserv, Cl 2	4,978,827
VP Mod Conserv, Cl 4	2,507,907
VP Ptnrs Core Bond, Cl 1	267,672
VP Ptnrs Core Bond, Cl 2	326,327
VP Ptnrs Core Eq, Cl 1	338,865
VP Ptnrs Core Eq, Cl 2	72,774
VP Ptnrs Core Eq, Cl 3	417,902
VP Ptnrs Intl Core Eq, Cl 1	1,009,811
VP Ptnrs Intl Core Eq, Cl 2	872,635

Division	Purchases
VP Ptnrs Intl Gro, Cl 1	$1,755,899
VP Ptnrs Intl Gro, Cl 2	1,242,732
VP Ptnrs Intl Val, Cl 1	624,144
VP Ptnrs Intl Val, Cl 2	994,740
VP Ptnrs Sm Cap Gro, Cl 1	262,480
VP Ptnrs Sm Cap Gro, Cl 2	188,034
VP Ptnrs Sm Cap Val, Cl 1	203,591
VP Ptnrs Sm Cap Val, Cl 2	264,628
VP Ptnrs Sm Cap Val, Cl 3	509,036
VP US Flex Conserv Gro, Cl 1	205,104
VP US Flex Gro, Cl 1	2,553,951
VP US Flex Mod Gro, Cl 1	1,216,028
Wanger Acorn	35,057,637
Wanger Intl	16,212,428
WA Var Global Hi Yd Bond, Cl I	509,016
WA Var Global Hi Yd Bond, Cl II	53,399

8.  FINANCIAL HIGHLIGHTS

The table below shows certain financial information regarding the divisions.

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
AB VPS Dyn Asset Alloc, Cl B
2022	375	$1.25	to	$1.08	$451	2.61%	0.00%	to	0.90%	(18.68%)		to	(19.40%)
2021	339	$1.54	to	$1.34	$501	1.50%	0.00%	to	0.90%	9.28%		to	8.30%
2020	372	$1.41	to	$1.24	$504	1.35%	0.00%	to	0.90%	4.86%		to	3.92%
2019	604	$1.34	to	$1.19	$791	1.86%	0.00%	to	0.90%	15.24%		to	14.21%
2018	620	$1.16	to	$1.05	$703	1.97%	0.00%	to	0.90%	(7.35%)		to	(8.18%)
AB VPS Gro & Inc, Cl B
2022	8,099	$1.10	to	$3.53	$32,111	1.10%	0.20%	to	0.90%	10.30	%(9)	to	(5.27%)
2021	8,602	$2.93	to	$3.73	$35,943	0.64%	0.30%	to	0.90%	27.46%		to	26.69%
2020	8,839	$2.30	to	$2.94	$28,975	1.34%	0.30%	to	0.90%	2.17%		to	1.55%
2019	9,166	$2.25	to	$2.90	$29,458	1.04%	0.30%	to	0.90%	23.24%		to	22.50%
2018	8,870	$1.82	to	$2.36	$23,417	0.74%	0.30%	to	0.90%	(6.13%)		to	(6.69%)
AB VPS Intl Val, Cl B
2022	21,294	$1.18	to	$1.60	$34,926	4.20%	0.20%	to	0.90%	18.83	%(9)	to	(14.57%)
2021	21,577	$1.54	to	$1.87	$41,260	1.70%	0.30%	to	0.90%	10.52%		to	9.86%
2020	22,048	$1.39	to	$1.70	$38,291	1.55%	0.30%	to	0.90%	1.90%		to	1.29%
2019	23,116	$1.37	to	$1.68	$39,382	0.81%	0.30%	to	0.90%	16.44%		to	15.74%
2018	24,431	$1.17	to	$1.45	$35,752	1.09%	0.30%	to	0.90%	(23.21%)		to	(23.67%)
AB VPS Lg Cap Gro, Cl A
2022	6,917	$1.48	to	$1.48	$10,257	—	0.00%	to	0.00%	(28.51%)		to	(28.51%)
2021	4,526	$2.07	to	$2.07	$9,388	—	0.00%	to	0.00%	28.97%		to	28.97%
2020	2,396	$1.61	to	$1.61	$3,854	—	0.00%	to	0.00%	35.48%		to	35.48%
2019	541	$1.19	to	$1.19	$643	—	0.00%	to	0.00%	18.61	%(6)	to	18.61	%(6)
AB VPS Lg Cap Gro, Cl B
2022	11,267	$4.00	to	$3.76	$55,103	—	0.00%	to	0.90%	(28.69%)		to	(29.33%)
2021	11,122	$5.61	to	$5.32	$77,132	—	0.00%	to	0.90%	28.65%		to	27.50%
2020	11,217	$4.36	to	$4.17	$60,424	—	0.00%	to	0.90%	35.15%		to	33.94%
2019	9,516	$3.23	to	$3.11	$37,472	—	0.00%	to	0.90%	34.37%		to	33.16%
2018	8,583	$2.40	to	$2.34	$25,217	—	0.00%	to	0.90%	2.32%		to	1.40%

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	155

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Allspg VT Index Asset Alloc, Cl 2
2022	5,947	$1.04	to	$3.16	$12,736	0.63%	0.20%	to	0.90%	4.13	%(9)	to	(17.77%)
2021	6,216	$2.65	to	$3.84	$16,143	0.59%	0.30%	to	0.90%	15.65%		to	14.96%
2020	6,508	$2.29	to	$3.34	$14,723	0.82%	0.30%	to	0.90%	16.24%		to	15.54%
2019	6,169	$1.97	to	$2.89	$12,351	1.10%	0.30%	to	0.90%	19.80%		to	19.08%
2018	6,290	$1.65	to	$2.43	$10,611	0.97%	0.30%	to	0.90%	(3.19%)		to	(3.78%)
Allspg VT Intl Eq, Cl 2
2022	9,884	$1.15	to	$1.84	$18,301	3.66%	0.20%	to	0.90%	16.17	%(9)	to	(12.67%)
2021	10,506	$1.63	to	$2.11	$22,245	1.07%	0.30%	to	0.90%	6.55%		to	5.91%
2020	10,326	$1.53	to	$1.99	$20,835	2.53%	0.30%	to	0.90%	4.62%		to	3.99%
2019	11,303	$1.46	to	$1.92	$21,850	3.69%	0.30%	to	0.90%	15.14%		to	14.45%
2018	11,856	$1.27	to	$1.68	$20,111	11.34%	0.30%	to	0.90%	(17.53%)		to	(18.03%)
Allspg VT Opp, Cl 1
2022	213	$1.40	to	$1.40	$298	—	0.00%	to	0.00%	(20.61%)		to	(20.61%)
2021	88	$1.76	to	$1.76	$155	0.20%	0.00%	to	0.00%	25.06%		to	25.06%
2020	66	$1.41	to	$1.41	$93	0.69%	0.00%	to	0.00%	21.32%		to	21.32%
2019	17	$1.16	to	$1.16	$19	0.37%	0.00%	to	0.00%	16.01	%(6)	to	16.01	%(6)
Allspg VT Opp, Cl 2
2022	3,274	$2.93	to	$4.36	$14,058	—	0.00%	to	0.90%	(20.81%)		to	(21.52%)
2021	3,460	$3.70	to	$5.56	$18,792	0.04%	0.00%	to	0.90%	24.78%		to	23.66%
2020	3,782	$2.97	to	$4.50	$16,538	0.44%	0.00%	to	0.90%	21.01%		to	19.92%
2019	4,163	$2.45	to	$3.75	$15,344	0.28%	0.00%	to	0.90%	31.46%		to	30.29%
2018	4,554	$1.87	to	$2.88	$12,901	0.18%	0.00%	to	0.90%	(7.15%)		to	(7.98%)
Allspg VT Sm Cap Gro, Cl 1
2022	3,336	$1.19	to	$1.19	$3,974	—	0.00%	to	0.00%	(34.30%)		to	(34.30%)
2021	2,184	$1.81	to	$1.81	$3,960	—	0.00%	to	0.00%	7.93%		to	7.93%
2020	1,129	$1.68	to	$1.68	$1,896	—	0.00%	to	0.00%	58.10%		to	58.10%
2019	275	$1.06	to	$1.06	$292	—	0.00%	to	0.00%	5.81	%(6)	to	5.81	%(6)
Allspg VT Sm Cap Gro, Cl 2
2022	6,328	$2.72	to	$4.66	$23,862	—	0.00%	to	0.90%	(34.42%)		to	(35.01%)
2021	6,492	$4.14	to	$7.18	$38,115	—	0.00%	to	0.90%	7.64%		to	6.68%
2020	6,635	$3.85	to	$6.73	$37,277	—	0.00%	to	0.90%	57.78%		to	56.37%
2019	6,010	$2.44	to	$4.30	$21,973	—	0.00%	to	0.90%	24.83%		to	23.71%
2018	6,750	$1.95	to	$3.48	$20,205	—	0.00%	to	0.90%	1.31%		to	0.40%
ALPS Alerian Engy Infr, Class I
2022	1,280	$1.24	to	$1.24	$1,592	6.26%	0.00%	to	0.00%	17.84%		to	17.84%
2021	466	$1.06	to	$1.06	$492	3.03%	0.00%	to	0.00%	38.25%		to	38.25%
2020	227	$0.76	to	$0.76	$174	4.77%	0.00%	to	0.00%	(24.85%)		to	(24.85%)
2019	64	$1.02	to	$1.02	$65	7.23%	0.00%	to	0.00%	1.46	%(6)	to	1.46	%(6)
ALPS Alerian Engy Infr, Class III
2022	16,510	$1.24	to	$0.93	$16,965	5.36%	0.00%	to	0.90%	17.32%		to	16.27%
2021	9,385	$1.05	to	$0.80	$8,265	2.22%	0.00%	to	0.90%	37.78%		to	36.54%
2020	7,533	$0.77	to	$0.59	$4,778	2.74%	0.00%	to	0.90%	(25.12%)		to	(25.80%)
2019	8,472	$1.02	to	$0.79	$7,152	1.60%	0.00%	to	0.90%	20.41%		to	19.33%
2018	9,081	$0.85	to	$0.66	$6,355	1.82%	0.00%	to	0.90%	(18.95%)		to	(19.68%)
AC VP Intl, Cl I
2022	5,115	$2.72	to	$1.45	$11,784	1.47%	0.45%	to	0.90%	(25.09%)		to	(25.43%)
2021	5,558	$3.63	to	$1.94	$16,775	0.16%	0.45%	to	0.90%	8.26%		to	7.77%
2020	5,718	$3.35	to	$1.80	$15,930	0.48%	0.45%	to	0.90%	25.32%		to	24.75%
2019	5,929	$2.68	to	$1.44	$13,264	0.88%	0.45%	to	0.90%	27.84%		to	27.27%
2018	6,633	$2.09	to	$1.13	$11,459	1.27%	0.45%	to	0.90%	(15.60%)		to	(15.99%)

156	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
AC VP Intl, Cl II
2022	6,043	$1.15	to	$2.27	$9,821	1.31%	0.20%	to	0.90%	15.50	%(9)	to	(25.53%)
2021	6,201	$2.18	to	$3.05	$13,509	0.01%	0.30%	to	0.90%	8.28%		to	7.63%
2020	5,964	$2.01	to	$2.83	$12,046	0.36%	0.30%	to	0.90%	25.28%		to	24.53%
2019	5,666	$1.61	to	$2.27	$9,179	0.75%	0.30%	to	0.90%	27.76%		to	26.99%
2018	6,777	$1.26	to	$1.79	$8,743	1.08%	0.30%	to	0.90%	(15.55%)		to	(16.06%)
AC VP Val, Cl I
2022	15,698	$1.44	to	$4.59	$60,397	2.10%	0.00%	to	0.90%	0.54%		to	(0.36%)
2021	14,850	$1.43	to	$4.61	$60,652	1.75%	0.00%	to	0.90%	24.51%		to	23.39%
2020	14,859	$1.15	to	$3.73	$50,999	2.30%	0.00%	to	0.90%	0.98%		to	0.07%
2019	15,898	$1.14	to	$3.73	$55,958	2.12%	0.00%	to	0.90%	13.24	%(6)	to	25.90%
2018	17,119	$2.79	to	$2.96	$48,580	1.64%	0.45%	to	0.90%	(9.56%)		to	(9.97%)
AC VP Val, Cl II
2022	14,647	$2.80	to	$3.83	$38,289	1.95%	0.00%	to	0.90%	0.31%		to	(0.59%)
2021	14,552	$2.79	to	$3.85	$38,103	1.60%	0.00%	to	0.90%	24.28%		to	23.17%
2020	14,585	$2.24	to	$3.13	$30,988	2.18%	0.00%	to	0.90%	0.83%		to	(0.07%)
2019	15,441	$2.23	to	$3.13	$32,823	1.96%	0.00%	to	0.90%	26.92%		to	25.78%
2018	16,527	$1.75	to	$2.49	$27,978	1.50%	0.00%	to	0.90%	(9.28%)		to	(10.09%)
BlackRock Global Alloc, Cl I
2022	3,945	$1.20	to	$1.20	$4,741	—	0.00%	to	0.00%	(15.86%)		to	(15.86%)
2021	2,315	$1.43	to	$1.43	$3,305	1.19%	0.00%	to	0.00%	6.67%		to	6.67%
2020	842	$1.34	to	$1.34	$1,127	1.89%	0.00%	to	0.00%	21.01%		to	21.01%
2019	329	$1.11	to	$1.11	$364	4.02%	0.00%	to	0.00%	10.50	%(6)	to	10.50	%(6)
BlackRock Global Alloc, Cl III
2022	8,825	$1.65	to	$1.26	$12,173	—	0.00%	to	0.90%	(16.07%)		to	(16.82%)
2021	8,960	$1.97	to	$1.51	$14,741	0.84%	0.00%	to	0.90%	6.41%		to	5.46%
2020	8,664	$1.85	to	$1.44	$13,455	1.31%	0.00%	to	0.90%	20.71%		to	19.63%
2019	9,575	$1.53	to	$1.20	$12,326	1.27%	0.00%	to	0.90%	17.75%		to	16.70%
2018	10,342	$1.30	to	$1.03	$11,274	0.86%	0.00%	to	0.90%	(7.58%)		to	(8.41%)
Calvert VP EAFE Intl Index, Cl F
2022	48	$0.98	to	$0.98	$47	6.64%	0.00%	to	0.00%	(1.64	%)(8)	to	(1.64	%)(8)
Calvert VP EAFE Intl Index, Cl I
2022	1,324	$0.98	to	$0.98	$1,299	4.13%	0.00%	to	0.00%	(1.51	%)(8)	to	(1.51	%)(8)
Calvert VP Nasdaq 100 Index, Cl F
2022	164	$0.85	to	$0.85	$140	0.45%	0.00%	to	0.00%	(16.12	%)(8)	to	(16.12	%)(8)
Calvert VP Nasdaq 100 Index, Cl I
2022	2,160	$0.85	to	$0.85	$1,846	0.29%	0.00%	to	0.00%	(15.98	%)(8)	to	(15.98	%)(8)
Calv VP Russ 2000 Sm Cap Ind, Cl F
2022	43	$0.95	to	$0.95	$41	1.69%	0.00%	to	0.00%	(5.67	%)(8)	to	(5.67	%)(8)
Calv VP Russ 2000 Sm Cap Ind, Cl I
2022	1,450	$0.95	to	$0.95	$1,383	0.89%	0.00%	to	0.00%	(5.55	%)(8)	to	(5.55	%)(8)
Calvert VP SRI Bal, Cl I
2022	5,078	$1.04	to	$2.30	$14,279	1.22%	0.20%	to	0.90%	4.47	%(9)	to	(16.17%)
2021	5,131	$2.40	to	$2.75	$17,155	1.18%	0.30%	to	0.90%	14.77%		to	14.08%
2020	4,878	$2.09	to	$2.41	$14,181	1.58%	0.30%	to	0.90%	14.91%		to	14.22%
2019	4,308	$1.82	to	$2.11	$10,925	1.64%	0.30%	to	0.90%	24.03%		to	23.29%
2018	3,608	$1.47	to	$1.71	$7,311	1.75%	0.30%	to	0.90%	(2.96%)		to	(3.55%)
Col VP Bal, Cl 1
2022	11,049	$1.29	to	$1.29	$14,227	—	0.00%	to	0.00%	(16.65%)		to	(16.65%)
2021	6,891	$1.54	to	$1.54	$10,644	—	0.00%	to	0.00%	14.87%		to	14.87%
2020	2,380	$1.34	to	$1.34	$3,201	—	0.00%	to	0.00%	17.77%		to	17.77%
2019	646	$1.14	to	$1.14	$738	—	0.00%	to	0.00%	14.09	%(6)	to	14.09	%(6)

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	157

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Bal, Cl 3
2022	70,596	$2.21	to	$2.41	$190,709	—	0.00%	to	0.90%	(16.74%)		to	(17.49%)
2021	75,552	$2.66	to	$2.92	$245,549	—	0.00%	to	0.90%	14.74%		to	13.71%
2020	78,112	$2.32	to	$2.57	$221,528	—	0.00%	to	0.90%	17.59%		to	16.53%
2019	80,271	$1.97	to	$2.20	$193,548	—	0.00%	to	0.90%	22.78%		to	21.68%
2018	86,317	$1.60	to	$1.81	$169,991	—	0.00%	to	0.90%	(5.89%)		to	(6.74%)
Col VP Commodity Strategy, Cl 1
2022	1,172	$1.57	to	$1.57	$1,842	28.83%	0.00%	to	0.00%	19.09%		to	19.09%
2021	382	$1.32	to	$1.32	$505	0.27%	0.00%	to	0.00%	32.63%		to	32.63%
2020	90	$1.00	to	$1.00	$90	12.64%	0.00%	to	0.00%	(1.29%)		to	(1.29%)
2019	11	$1.01	to	$1.01	$11	4.10%	0.00%	to	0.00%	1.75	%(6)	to	1.75	%(6)
Col VP Commodity Strategy, Cl 2
2022	1,293	$0.97	to	$0.97	$1,251	28.38%	0.00%	to	0.00%	18.70%		to	18.70%
2021	858	$0.81	to	$0.81	$699	—	0.00%	to	0.00%	32.01%		to	32.01%
2020	422	$0.62	to	$0.62	$260	20.91%	0.00%	to	0.00%	(1.55%)		to	(1.55%)
2019	156	$0.63	to	$0.63	$98	0.85%	0.00%	to	0.00%	7.78%		to	7.78%
2018	139	$0.58	to	$0.58	$81	—	0.00%	to	0.00%	(14.17%)		to	(14.17%)
Col VP Contrarian Core, Cl 1
2022	3,121	$1.47	to	$1.47	$4,594	—	0.00%	to	0.00%	(18.65%)		to	(18.65%)
2021	1,799	$1.81	to	$1.81	$3,254	—	0.00%	to	0.00%	24.28%		to	24.28%
2020	616	$1.46	to	$1.46	$896	—	0.00%	to	0.00%	22.35%		to	22.35%
2019	259	$1.19	to	$1.19	$309	—	0.00%	to	0.00%	18.83	%(6)	to	18.83	%(6)
Col VP Contrarian Core, Cl 2
2022	1,874	$2.48	to	$2.48	$4,639	—	0.00%	to	0.00%	(18.85%)		to	(18.85%)
2021	2,001	$3.05	to	$3.05	$6,105	—	0.00%	to	0.00%	23.96%		to	23.96%
2020	1,983	$2.46	to	$2.46	$4,881	—	0.00%	to	0.00%	22.00%		to	22.00%
2019	1,808	$2.02	to	$2.02	$3,648	—	0.00%	to	0.00%	32.81%		to	32.81%
2018	1,614	$1.52	to	$1.52	$2,452	—	0.00%	to	0.00%	(9.14%)		to	(9.14%)
Col VP Disciplined Core, Cl 1
2022	2,060	$1.37	to	$1.37	$2,832	—	0.00%	to	0.00%	(18.72%)		to	(18.72%)
2021	1,354	$1.69	to	$1.69	$2,290	—	0.00%	to	0.00%	32.74%		to	32.74%
2020	725	$1.27	to	$1.27	$924	—	0.00%	to	0.00%	14.12%		to	14.12%
2019	211	$1.12	to	$1.12	$236	—	0.00%	to	0.00%	11.60	%(6)	to	11.60	%(6)
Col VP Disciplined Core, Cl 2
2022	895	$3.04	to	$3.04	$2,717	—	0.00%	to	0.00%	(18.94%)		to	(18.94%)
2021	847	$3.75	to	$3.75	$3,172	—	0.00%	to	0.00%	32.43%		to	32.43%
2020	974	$2.83	to	$2.83	$2,757	—	0.00%	to	0.00%	13.83%		to	13.83%
2019	887	$2.49	to	$2.49	$2,206	—	0.00%	to	0.00%	24.47%		to	24.47%
2018	748	$2.00	to	$2.00	$1,494	—	0.00%	to	0.00%	(3.85%)		to	(3.85%)
Col VP Disciplined Core, Cl 3
2022	92,009	$1.05	to	$2.37	$283,960	—	0.20%	to	0.90%	5.12	%(9)	to	(19.56%)
2021	99,082	$3.65	to	$2.95	$377,759	—	0.30%	to	0.90%	32.17%		to	31.38%
2020	107,057	$2.76	to	$2.24	$308,477	—	0.30%	to	0.90%	13.64%		to	12.96%
2019	117,025	$2.43	to	$1.99	$297,717	—	0.30%	to	0.90%	24.26%		to	23.52%
2018	130,718	$1.96	to	$1.61	$267,129	—	0.30%	to	0.90%	(4.03%)		to	(4.60%)
Col VP Divd Opp, Cl 1
2022	3,947	$1.41	to	$1.41	$5,557	—	0.00%	to	0.00%	(1.11%)		to	(1.11%)
2021	1,830	$1.42	to	$1.42	$2,606	—	0.00%	to	0.00%	26.16%		to	26.16%
2020	1,021	$1.13	to	$1.13	$1,152	—	0.00%	to	0.00%	1.15%		to	1.15%
2019	279	$1.12	to	$1.12	$311	—	0.00%	to	0.00%	11.49	%(6)	to	11.49	%(6)

158	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Divd Opp, Cl 2
2022	1,928	$2.61	to	$2.61	$5,032	—	0.00%	to	0.00%	(1.39%)		to	(1.39%)
2021	1,446	$2.65	to	$2.65	$3,826	—	0.00%	to	0.00%	25.89%		to	25.89%
2020	1,430	$2.10	to	$2.10	$3,007	—	0.00%	to	0.00%	0.90%		to	0.90%
2019	1,568	$2.08	to	$2.08	$3,268	—	0.00%	to	0.00%	23.76%		to	23.76%
2018	1,360	$1.68	to	$1.68	$2,290	—	0.00%	to	0.00%	(6.01%)		to	(6.01%)
Col VP Divd Opp, Cl 3
2022	53,489	$1.12	to	$4.05	$204,738	—	0.20%	to	0.90%	12.24	%(9)	to	(2.12%)
2021	55,539	$2.55	to	$4.14	$217,215	—	0.30%	to	0.90%	25.64%		to	24.89%
2020	58,981	$2.03	to	$3.32	$184,016	—	0.30%	to	0.90%	0.72%		to	0.12%
2019	64,372	$2.02	to	$3.31	$200,604	—	0.30%	to	0.90%	23.55%		to	22.81%
2018	69,418	$1.63	to	$2.70	$175,842	—	0.30%	to	0.90%	(6.15%)		to	(6.72%)
Col VP Emerg Mkts Bond, Cl 1
2022	451	$0.94	to	$0.94	$422	4.45%	0.00%	to	0.00%	(16.03%)		to	(16.03%)
2021	262	$1.11	to	$1.11	$292	4.07%	0.00%	to	0.00%	(2.20%)		to	(2.20%)
2020	133	$1.14	to	$1.14	$151	3.92%	0.00%	to	0.00%	7.43%		to	7.43%
2019	23	$1.06	to	$1.06	$25	5.30%	0.00%	to	0.00%	5.89	%(6)	to	5.89	%(6)
Col VP Emerg Mkts Bond, Cl 2
2022	517	$1.13	to	$1.13	$587	4.09%	0.00%	to	0.00%	(16.16%)		to	(16.16%)
2021	609	$1.35	to	$1.35	$825	3.77%	0.00%	to	0.00%	(2.45%)		to	(2.45%)
2020	492	$1.39	to	$1.39	$683	3.35%	0.00%	to	0.00%	7.16%		to	7.16%
2019	413	$1.30	to	$1.30	$535	4.96%	0.00%	to	0.00%	12.08%		to	12.08%
2018	461	$1.16	to	$1.16	$532	4.37%	0.00%	to	0.00%	(7.38%)		to	(7.38%)
Col VP Emer Mkts, Cl 1
2022	5,611	$0.98	to	$0.98	$5,504	—	0.00%	to	0.00%	(32.90%)		to	(32.90%)
2021	3,339	$1.46	to	$1.46	$4,881	0.77%	0.00%	to	0.00%	(7.20%)		to	(7.20%)
2020	1,249	$1.58	to	$1.58	$1,967	0.49%	0.00%	to	0.00%	33.54%		to	33.54%
2019	332	$1.18	to	$1.18	$391	0.03%	0.00%	to	0.00%	16.49	%(6)	to	16.49	%(6)
Col VP Emer Mkts, Cl 2
2022	4,948	$1.30	to	$1.30	$6,426	—	0.00%	to	0.00%	(33.07%)		to	(33.07%)
2021	5,014	$1.94	to	$1.94	$9,729	0.88%	0.00%	to	0.00%	(7.47%)		to	(7.47%)
2020	4,306	$2.10	to	$2.10	$9,029	0.40%	0.00%	to	0.00%	33.17%		to	33.17%
2019	3,862	$1.57	to	$1.57	$6,081	0.14%	0.00%	to	0.00%	31.27%		to	31.27%
2018	3,695	$1.20	to	$1.20	$4,432	0.26%	0.00%	to	0.00%	(21.67%)		to	(21.67%)
Col VP Emer Mkts, Cl 3
2022	20,471	$1.05	to	$2.70	$39,001	—	0.20%	to	0.90%	6.78	%(9)	to	(33.58%)
2021	20,489	$1.77	to	$4.07	$59,340	0.96%	0.30%	to	0.90%	(7.61%)		to	(8.16%)
2020	19,482	$1.92	to	$4.43	$62,312	0.55%	0.30%	to	0.90%	32.96%		to	32.17%
2019	21,111	$1.44	to	$3.35	$51,169	0.17%	0.30%	to	0.90%	31.04%		to	30.25%
2018	22,418	$1.10	to	$2.57	$42,024	0.46%	0.30%	to	0.90%	(21.81%)		to	(22.29%)
Col VP Global Strategic Inc, Cl 2
2022	306	$0.88	to	$0.88	$270	3.08%	0.00%	to	0.00%	(13.63%)		to	(13.63%)
2021	257	$1.02	to	$1.02	$262	3.49%	0.00%	to	0.00%	1.03%		to	1.03%
2020	225	$1.01	to	$1.01	$228	5.70%	0.00%	to	0.00%	4.59%		to	4.59%
2019	310	$0.97	to	$0.97	$300	—	0.00%	to	0.00%	10.75%		to	10.75%
2018	291	$0.87	to	$0.87	$254	3.72%	0.00%	to	0.00%	(5.51%)		to	(5.51%)
Col VP Global Strategic Inc, Cl 3
2022	14,712	$1.02	to	$1.60	$16,057	3.37%	0.20%	to	0.90%	2.78	%(9)	to	(14.38%)
2021	15,544	$0.99	to	$1.87	$19,785	3.78%	0.30%	to	0.90%	0.84%		to	0.23%
2020	15,975	$0.98	to	$1.87	$20,343	5.05%	0.30%	to	0.90%	4.36%		to	3.74%
2019	16,008	$0.94	to	$1.80	$19,641	—	0.30%	to	0.90%	10.58%		to	9.91%
2018	15,688	$0.85	to	$1.64	$17,710	4.24%	0.30%	to	0.90%	(5.62%)		to	(6.19%)

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	159

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Govt Money Mkt, Cl 1
2022	9,621	$1.03	to	$1.03	$9,921	1.55%	0.00%	to	0.00%	1.20%		to	1.20%
2021	4,188	$1.02	to	$1.02	$4,267	0.01%	0.00%	to	0.00%	0.02%		to	0.02%
2020	2,100	$1.02	to	$1.02	$2,139	0.08%	0.00%	to	0.00%	0.30%		to	0.30%
2019	173	$1.02	to	$1.02	$176	1.63%	0.00%	to	0.00%	1.56	%(6)	to	1.56	%(6)
Col VP Govt Money Mkt, Cl 2
2022	9,023	$1.05	to	$1.05	$9,432	1.11%	0.00%	to	0.00%	1.10%		to	1.10%
2021	8,269	$1.03	to	$1.03	$8,550	0.01%	0.00%	to	0.00%	0.02%		to	0.02%
2020	6,819	$1.03	to	$1.03	$7,049	0.13%	0.00%	to	0.00%	0.24%		to	0.24%
2019	3,712	$1.03	to	$1.03	$3,829	1.59%	0.00%	to	0.00%	1.64%		to	1.64%
2018	3,531	$1.01	to	$1.01	$3,583	1.33%	0.00%	to	0.00%	1.26%		to	1.26%
Col VP Govt Money Mkt, Cl 3
2022	48,496	$1.04	to	$1.09	$48,793	1.20%	0.20%	to	0.90%	0.96%		to	0.26%
2021	42,780	$1.03	to	$1.08	$42,769	0.01%	0.20%	to	0.90%	(0.17%)		to	(0.87%)
2020	49,065	$1.03	to	$1.09	$49,384	0.20%	0.20%	to	0.90%	0.08%		to	(0.61%)
2019	37,229	$1.03	to	$1.10	$37,658	1.71%	0.20%	to	0.90%	1.56%		to	0.86%
2018	38,436	$1.01	to	$1.09	$38,547	1.36%	0.20%	to	0.90%	1.17%		to	0.47%
Col VP Hi Yield Bond, Cl 1
2022	2,010	$1.10	to	$1.10	$2,213	5.53%	0.00%	to	0.00%	(10.55%)		to	(10.55%)
2021	1,075	$1.23	to	$1.23	$1,323	5.10%	0.00%	to	0.00%	4.98%		to	4.98%
2020	471	$1.17	to	$1.17	$552	6.29%	0.00%	to	0.00%	6.67%		to	6.67%
2019	207	$1.10	to	$1.10	$227	4.40%	0.00%	to	0.00%	9.74	%(6)	to	9.74	%(6)
Col VP Hi Yield Bond, Cl 2
2022	1,365	$1.49	to	$1.49	$2,040	4.91%	0.00%	to	0.00%	(10.78%)		to	(10.78%)
2021	1,395	$1.67	to	$1.67	$2,337	4.97%	0.00%	to	0.00%	4.79%		to	4.79%
2020	1,243	$1.60	to	$1.60	$1,986	5.94%	0.00%	to	0.00%	6.31%		to	6.31%
2019	1,271	$1.50	to	$1.50	$1,911	5.56%	0.00%	to	0.00%	16.52%		to	16.52%
2018	1,034	$1.29	to	$1.29	$1,334	5.45%	0.00%	to	0.00%	(4.00%)		to	(4.00%)
Col VP Hi Yield Bond, Cl 3
2022	18,231	$1.02	to	$2.83	$43,768	5.10%	0.20%	to	0.90%	2.27	%(9)	to	(11.50%)
2021	19,746	$1.61	to	$3.20	$53,387	4.95%	0.30%	to	0.90%	4.55%		to	3.92%
2020	19,746	$1.54	to	$3.08	$51,630	5.68%	0.30%	to	0.90%	6.23%		to	5.59%
2019	21,303	$1.45	to	$2.91	$52,931	5.78%	0.30%	to	0.90%	16.37%		to	15.67%
2018	22,533	$1.25	to	$2.52	$48,252	5.53%	0.30%	to	0.90%	(4.29%)		to	(4.86%)
Col VP Inc Opp, Cl 1
2022	627	$1.09	to	$1.09	$684	5.74%	0.00%	to	0.00%	(10.01%)		to	(10.01%)
2021	432	$1.21	to	$1.21	$524	9.73%	0.00%	to	0.00%	4.50%		to	4.50%
2020	275	$1.16	to	$1.16	$320	5.30%	0.00%	to	0.00%	5.90%		to	5.90%
2019	112	$1.10	to	$1.10	$122	4.93%	0.00%	to	0.00%	9.50	%(6)	to	9.50	%(6)
Col VP Inc Opp, Cl 2
2022	653	$1.46	to	$1.46	$954	5.09%	0.00%	to	0.00%	(10.22%)		to	(10.22%)
2021	690	$1.63	to	$1.63	$1,122	8.93%	0.00%	to	0.00%	4.14%		to	4.14%
2020	698	$1.56	to	$1.56	$1,089	4.57%	0.00%	to	0.00%	5.67%		to	5.67%
2019	804	$1.48	to	$1.48	$1,187	4.75%	0.00%	to	0.00%	16.12%		to	16.12%
2018	698	$1.27	to	$1.27	$888	4.66%	0.00%	to	0.00%	(3.90%)		to	(3.90%)
Col VP Inc Opp, Cl 3
2022	7,610	$1.02	to	$2.14	$15,536	5.17%	0.20%	to	0.90%	2.16	%(9)	to	(11.02%)
2021	8,058	$1.56	to	$2.41	$18,527	8.96%	0.30%	to	0.90%	4.17%		to	3.54%
2020	8,187	$1.50	to	$2.33	$18,315	4.57%	0.30%	to	0.90%	5.42%		to	4.79%
2019	9,469	$1.42	to	$2.22	$20,217	4.90%	0.30%	to	0.90%	15.88%		to	15.19%
2018	9,632	$1.23	to	$1.93	$17,907	4.87%	0.30%	to	0.90%	(4.15%)		to	(4.73%)

160	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Inter Bond, Cl 1
2022	2,744	$1.00	to	$1.00	$2,743	3.28%	0.00%	to	0.00%	(17.06%)		to	(17.06%)
2021	1,990	$1.21	to	$1.21	$2,399	3.33%	0.00%	to	0.00%	(0.24%)		to	(0.24%)
2020	909	$1.21	to	$1.21	$1,098	2.79%	0.00%	to	0.00%	12.58%		to	12.58%
2019	364	$1.07	to	$1.07	$391	0.55%	0.00%	to	0.00%	7.33	%(6)	to	7.33	%(6)
Col VP Inter Bond, Cl 2
2022	1,982	$1.14	to	$1.14	$2,257	2.94%	0.00%	to	0.00%	(17.22%)		to	(17.22%)
2021	2,315	$1.38	to	$1.38	$3,186	3.16%	0.00%	to	0.00%	(0.58%)		to	(0.58%)
2020	2,196	$1.38	to	$1.38	$3,040	2.79%	0.00%	to	0.00%	12.28%		to	12.28%
2019	1,109	$1.23	to	$1.23	$1,367	3.28%	0.00%	to	0.00%	9.03%		to	9.03%
2018	722	$1.13	to	$1.13	$817	1.94%	0.00%	to	0.00%	0.15%		to	0.15%
Col VP Inter Bond, Cl 3
2022	57,561	$1.02	to	$1.85	$84,441	3.07%	0.20%	to	0.90%	1.80	%(9)	to	(17.91%)
2021	60,520	$1.33	to	$2.25	$108,129	3.17%	0.30%	to	0.90%	(0.65%)		to	(1.25%)
2020	61,659	$1.34	to	$2.28	$112,164	2.76%	0.30%	to	0.90%	12.11%		to	11.44%
2019	57,052	$1.20	to	$2.05	$93,770	3.08%	0.30%	to	0.90%	8.79%		to	8.14%
2018	56,412	$1.10	to	$1.89	$85,880	2.22%	0.30%	to	0.90%	(0.04%)		to	(0.64%)
Col VP Lg Cap Gro, Cl 1
2022	5,826	$1.42	to	$1.42	$8,295	—	0.00%	to	0.00%	(31.38%)		to	(31.38%)
2021	3,360	$2.07	to	$2.07	$6,972	—	0.00%	to	0.00%	28.73%		to	28.73%
2020	1,045	$1.61	to	$1.61	$1,684	—	0.00%	to	0.00%	34.74%		to	34.74%
2019	341	$1.20	to	$1.20	$408	—	0.00%	to	0.00%	19.30	%(6)	to	19.30	%(6)
Col VP Lg Cap Gro, Cl 2
2022	1,897	$3.23	to	$3.23	$6,137	—	0.00%	to	0.00%	(31.53%)		to	(31.53%)
2021	1,913	$4.72	to	$4.72	$9,036	—	0.00%	to	0.00%	28.35%		to	28.35%
2020	1,612	$3.68	to	$3.68	$5,934	—	0.00%	to	0.00%	34.41%		to	34.41%
2019	1,412	$2.74	to	$2.74	$3,867	—	0.00%	to	0.00%	35.53%		to	35.53%
2018	1,270	$2.02	to	$2.02	$2,567	—	0.00%	to	0.00%	(4.14%)		to	(4.14%)
Col VP Lg Cap Gro, Cl 3
2022	15,251	$1.01	to	$1.77	$62,909	—	0.20%	to	0.90%	2.68	%(9)	to	(32.06%)
2021	17,354	$4.63	to	$2.61	$103,000	—	0.30%	to	0.90%	28.15%		to	27.39%
2020	18,422	$3.61	to	$2.05	$83,570	—	0.30%	to	0.90%	34.16%		to	33.36%
2019	18,686	$2.69	to	$1.54	$62,956	—	0.30%	to	0.90%	35.35%		to	34.54%
2018	21,072	$1.99	to	$1.14	$51,873	—	0.30%	to	0.90%	(4.38%)		to	(4.96%)
Col VP Lg Cap Index, Cl 1
2022	22,381	$1.45	to	$1.45	$32,515	—	0.00%	to	0.00%	(18.34%)		to	(18.34%)
2021	11,970	$1.78	to	$1.78	$21,297	—	0.00%	to	0.00%	28.39%		to	28.39%
2020	4,417	$1.39	to	$1.39	$6,120	—	0.00%	to	0.00%	18.03%		to	18.03%
2019	1,444	$1.17	to	$1.17	$1,696	—	0.00%	to	0.00%	17.25	%(6)	to	17.25	%(6)
Col VP Lg Cap Index, Cl 3
2022	36,497	$3.19	to	$3.00	$146,056	—	0.00%	to	0.90%	(18.45%)		to	(19.18%)
2021	34,652	$3.91	to	$3.72	$171,763	—	0.00%	to	0.90%	28.22%		to	27.07%
2020	34,094	$3.05	to	$2.93	$132,339	—	0.00%	to	0.90%	17.90%		to	16.85%
2019	35,383	$2.58	to	$2.50	$117,211	—	0.00%	to	0.90%	30.95%		to	29.78%
2018	36,453	$1.97	to	$1.93	$92,629	—	0.00%	to	0.90%	(4.81%)		to	(5.67%)
Col VP Limited Duration Cr, Cl 1
2022	1,921	$1.05	to	$1.05	$2,015	0.79%	0.00%	to	0.00%	(6.08%)		to	(6.08%)
2021	486	$1.12	to	$1.12	$543	2.81%	0.00%	to	0.00%	(0.59%)		to	(0.59%)
2020	243	$1.12	to	$1.12	$273	4.03%	0.00%	to	0.00%	5.90%		to	5.90%
2019	100	$1.06	to	$1.06	$107	2.26%	0.00%	to	0.00%	5.98	%(6)	to	5.98	%(6)

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	161

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Limited Duration Cr, Cl 2
2022	13,861	$1.14	to	$0.97	$14,094	0.51%	0.00%	to	0.90%	(6.36%)		to	(7.20%)
2021	12,445	$1.21	to	$1.05	$13,533	1.36%	0.00%	to	0.90%	(0.84%)		to	(1.74%)
2020	12,848	$1.22	to	$1.06	$14,161	2.59%	0.00%	to	0.90%	5.57%		to	4.62%
2019	7,025	$1.16	to	$1.02	$7,378	2.12%	0.00%	to	0.90%	7.47%		to	6.50%
2018	4,748	$1.08	to	$0.96	$4,658	1.58%	0.00%	to	0.90%	(0.02%)		to	(0.92%)
Col VP Long Govt/Cr Bond, Cl 1
2022	233	$0.96	to	$0.96	$224	2.50%	0.00%	to	0.00%	(27.55%)		to	(27.55%)
2021	133	$1.33	to	$1.33	$176	2.10%	0.00%	to	0.00%	(3.20%)		to	(3.20%)
2020	84	$1.37	to	$1.37	$115	3.02%	0.00%	to	0.00%	17.25%		to	17.25%
2019	22	$1.17	to	$1.17	$26	3.14%	0.00%	to	0.00%	16.90	%(6)	to	16.90	%(6)
Col VP Long Govt/Cr Bond, Cl 2
2022	421	$1.10	to	$1.10	$464	2.26%	0.00%	to	0.00%	(27.70%)		to	(27.70%)
2021	268	$1.53	to	$1.53	$408	2.02%	0.00%	to	0.00%	(3.47%)		to	(3.47%)
2020	137	$1.58	to	$1.58	$216	2.57%	0.00%	to	0.00%	17.08%		to	17.08%
2019	104	$1.35	to	$1.35	$140	2.37%	0.00%	to	0.00%	19.42%		to	19.42%
2018	112	$1.13	to	$1.13	$126	3.49%	0.00%	to	0.00%	(5.38%)		to	(5.38%)
Col VP Overseas Core, Cl 1
2022	3,554	$1.15	to	$1.15	$4,081	0.68%	0.00%	to	0.00%	(14.68%)		to	(14.68%)
2021	1,554	$1.35	to	$1.35	$2,092	1.25%	0.00%	to	0.00%	9.96%		to	9.96%
2020	381	$1.22	to	$1.22	$467	1.80%	0.00%	to	0.00%	9.12%		to	9.12%
2019	71	$1.12	to	$1.12	$80	2.33%	0.00%	to	0.00%	11.40	%(6)	to	11.40	%(6)
Col VP Overseas Core, Cl 2
2022	1,909	$1.61	to	$1.61	$3,071	0.73%	0.00%	to	0.00%	(14.90%)		to	(14.90%)
2021	1,776	$1.89	to	$1.89	$3,358	1.11%	0.00%	to	0.00%	9.74%		to	9.74%
2020	1,322	$1.72	to	$1.72	$2,277	1.44%	0.00%	to	0.00%	8.83%		to	8.83%
2019	1,062	$1.58	to	$1.58	$1,681	1.84%	0.00%	to	0.00%	25.15%		to	25.15%
2018	956	$1.26	to	$1.26	$1,209	2.49%	0.00%	to	0.00%	(16.81%)		to	(16.81%)
Col VP Overseas Core, Cl 3
2022	32,773	$1.14	to	$1.31	$52,095	0.80%	0.20%	to	0.90%	15.40	%(9)	to	(15.56%)
2021	34,473	$1.79	to	$1.55	$64,481	1.18%	0.30%	to	0.90%	9.55%		to	8.90%
2020	36,440	$1.63	to	$1.43	$61,801	1.56%	0.30%	to	0.90%	8.60%		to	7.95%
2019	39,743	$1.51	to	$1.32	$61,964	1.96%	0.30%	to	0.90%	24.95%		to	24.20%
2018	44,069	$1.20	to	$1.06	$55,000	2.68%	0.30%	to	0.90%	(16.95%)		to	(17.45%)
Col VP Select Lg Cap Val, Cl 1
2022	3,640	$1.49	to	$1.49	$5,428	—	0.00%	to	0.00%	(1.84%)		to	(1.84%)
2021	1,781	$1.52	to	$1.52	$2,706	—	0.00%	to	0.00%	26.29%		to	26.29%
2020	439	$1.20	to	$1.20	$528	—	0.00%	to	0.00%	7.08%		to	7.08%
2019	87	$1.12	to	$1.12	$98	—	0.00%	to	0.00%	12.12	%(6)	to	12.12	%(6)
Col VP Select Lg Cap Val, Cl 2
2022	2,109	$3.28	to	$3.28	$6,911	—	0.00%	to	0.00%	(2.06%)		to	(2.06%)
2021	1,694	$3.35	to	$3.35	$5,667	—	0.00%	to	0.00%	25.98%		to	25.98%
2020	894	$2.66	to	$2.66	$2,374	—	0.00%	to	0.00%	6.81%		to	6.81%
2019	757	$2.49	to	$2.49	$1,881	—	0.00%	to	0.00%	26.43%		to	26.43%
2018	697	$1.97	to	$1.97	$1,371	—	0.00%	to	0.00%	(12.45%)		to	(12.45%)
Col VP Select Lg Cap Val, Cl 3
2022	8,150	$1.11	to	$3.46	$35,784	—	0.20%	to	0.90%	12.68	%(9)	to	(2.83%)
2021	7,418	$3.15	to	$3.57	$33,618	—	0.30%	to	0.90%	25.77%		to	25.02%
2020	5,409	$2.50	to	$2.85	$19,128	—	0.30%	to	0.90%	6.63%		to	6.00%
2019	5,651	$2.35	to	$2.69	$18,409	—	0.30%	to	0.90%	26.16%		to	25.41%
2018	5,821	$1.86	to	$2.15	$15,015	—	0.30%	to	0.90%	(12.57%)		to	(13.10%)

162	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Select Mid Cap Gro, Cl 1
2022	2,360	$1.27	to	$1.27	$2,998	—	0.00%	to	0.00%	(30.83%)		to	(30.83%)
2021	1,446	$1.84	to	$1.84	$2,655	—	0.00%	to	0.00%	16.57%		to	16.57%
2020	747	$1.58	to	$1.58	$1,177	—	0.00%	to	0.00%	35.42%		to	35.42%
2019	206	$1.16	to	$1.16	$240	—	0.00%	to	0.00%	16.33	%(6)	to	16.33	%(6)
Col VP Select Mid Cap Gro, Cl 2
2022	855	$2.58	to	$2.58	$2,209	—	0.00%	to	0.00%	(31.01%)		to	(31.01%)
2021	909	$3.74	to	$3.74	$3,404	—	0.00%	to	0.00%	16.27%		to	16.27%
2020	853	$3.22	to	$3.22	$2,746	—	0.00%	to	0.00%	35.08%		to	35.08%
2019	711	$2.38	to	$2.38	$1,694	—	0.00%	to	0.00%	34.83%		to	34.83%
2018	741	$1.77	to	$1.77	$1,311	—	0.00%	to	0.00%	(4.98%)		to	(4.98%)
Col VP Select Mid Cap Gro, Cl 3
2022	3,845	$1.01	to	$3.36	$16,262	—	0.20%	to	0.90%	2.87	%(9)	to	(31.54%)
2021	4,327	$3.70	to	$4.90	$26,558	—	0.30%	to	0.90%	16.06%		to	15.36%
2020	4,831	$3.19	to	$4.25	$25,490	—	0.30%	to	0.90%	34.83%		to	34.02%
2019	4,675	$2.37	to	$3.17	$18,273	—	0.30%	to	0.90%	34.62%		to	33.81%
2018	5,129	$1.76	to	$2.37	$14,820	—	0.30%	to	0.90%	(5.14%)		to	(5.71%)
Col VP Select Mid Cap Val, Cl 1
2022	1,949	$1.45	to	$1.45	$2,821	—	0.00%	to	0.00%	(9.44%)		to	(9.44%)
2021	750	$1.60	to	$1.60	$1,198	—	0.00%	to	0.00%	32.33%		to	32.33%
2020	270	$1.21	to	$1.21	$327	—	0.00%	to	0.00%	7.48%		to	7.48%
2019	75	$1.12	to	$1.12	$84	—	0.00%	to	0.00%	12.64	%(6)	to	12.64	%(6)
Col VP Select Mid Cap Val, Cl 2
2022	1,364	$2.93	to	$2.93	$3,996	—	0.00%	to	0.00%	(9.66%)		to	(9.66%)
2021	1,075	$3.24	to	$3.24	$3,487	—	0.00%	to	0.00%	31.97%		to	31.97%
2020	1,049	$2.46	to	$2.46	$2,578	—	0.00%	to	0.00%	7.25%		to	7.25%
2019	1,078	$2.29	to	$2.29	$2,470	—	0.00%	to	0.00%	31.25%		to	31.25%
2018	942	$1.75	to	$1.75	$1,645	—	0.00%	to	0.00%	(13.51%)		to	(13.51%)
Col VP Select Mid Cap Val, Cl 3
2022	4,852	$1.08	to	$3.29	$19,776	—	0.20%	to	0.90%	9.03	%(9)	to	(10.37%)
2021	4,462	$3.06	to	$3.68	$20,499	—	0.30%	to	0.90%	31.74%		to	30.95%
2020	3,971	$2.32	to	$2.81	$13,386	—	0.30%	to	0.90%	7.09%		to	6.45%
2019	4,860	$2.17	to	$2.64	$15,381	—	0.30%	to	0.90%	31.03%		to	30.24%
2018	5,113	$1.65	to	$2.02	$12,349	—	0.30%	to	0.90%	(13.67%)		to	(14.18%)
Col VP Select Sm Cap Val, Cl 1
2022	1,654	$1.23	to	$1.23	$2,038	—	0.00%	to	0.00%	(14.70%)		to	(14.70%)
2021	842	$1.44	to	$1.44	$1,217	—	0.00%	to	0.00%	30.93%		to	30.93%
2020	308	$1.10	to	$1.10	$340	—	0.00%	to	0.00%	9.19%		to	9.19%
2019	92	$1.01	to	$1.01	$93	—	0.00%	to	0.00%	1.17	%(6)	to	1.17	%(6)
Col VP Select Sm Cap Val, Cl 2
2022	988	$2.57	to	$2.57	$2,542	—	0.00%	to	0.00%	(14.93%)		to	(14.93%)
2021	825	$3.02	to	$3.02	$2,493	—	0.00%	to	0.00%	30.62%		to	30.62%
2020	640	$2.31	to	$2.31	$1,482	—	0.00%	to	0.00%	8.92%		to	8.92%
2019	588	$2.13	to	$2.13	$1,249	—	0.00%	to	0.00%	17.44%		to	17.44%
2018	527	$1.81	to	$1.81	$953	—	0.00%	to	0.00%	(12.82%)		to	(12.82%)
Col VP Select Sm Cap Val, Cl 3
2022	4,975	$1.05	to	$3.54	$19,931	—	0.20%	to	0.90%	5.87	%(9)	to	(15.58%)
2021	4,708	$2.89	to	$4.19	$22,617	—	0.30%	to	0.90%	30.41%		to	29.63%
2020	4,250	$2.21	to	$3.24	$15,664	—	0.30%	to	0.90%	8.73%		to	8.08%
2019	4,561	$2.04	to	$2.99	$15,582	—	0.30%	to	0.90%	17.23%		to	16.53%
2018	4,965	$1.74	to	$2.57	$14,494	—	0.30%	to	0.90%	(12.96%)		to	(13.48%)
Col VP Sel Gbl Tech, Cl 1
2022	1,352	$0.86	to	$0.86	$1,166	—	0.00%	to	0.00%	(15.48	%)(8)	to	(15.48	%)(8)

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	163

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Col VP Sel Gbl Tech, Cl 2
2022	333	$0.86	to	$0.86	$286	—	0.00%	to	0.00%	(15.57	%)(8)	to	(15.57	%)(8)
Col VP Strategic Inc, Cl 1
2022	3,801	$1.03	to	$1.03	$3,927	3.14%	0.00%	to	0.00%	(11.37%)		to	(11.37%)
2021	2,356	$1.17	to	$1.17	$2,747	5.69%	0.00%	to	0.00%	2.09%		to	2.09%
2020	813	$1.14	to	$1.14	$928	3.59%	0.00%	to	0.00%	6.82%		to	6.82%
2019	404	$1.07	to	$1.07	$432	4.19%	0.00%	to	0.00%	6.66	%(6)	to	6.66	%(6)
Col VP Strategic Inc, Cl 2
2022	1,764	$1.27	to	$1.27	$2,246	2.65%	0.00%	to	0.00%	(11.52%)		to	(11.52%)
2021	1,966	$1.44	to	$1.44	$2,829	5.37%	0.00%	to	0.00%	1.63%		to	1.63%
2020	1,810	$1.42	to	$1.42	$2,563	3.42%	0.00%	to	0.00%	6.62%		to	6.62%
2019	1,732	$1.33	to	$1.33	$2,300	3.58%	0.00%	to	0.00%	10.22%		to	10.22%
2018	1,208	$1.20	to	$1.20	$1,455	3.47%	0.00%	to	0.00%	(0.64%)		to	(0.64%)
Col VP US Govt Mtge, Cl 1
2022	584	$0.94	to	$0.94	$552	2.60%	0.00%	to	0.00%	(14.14%)		to	(14.14%)
2021	354	$1.10	to	$1.10	$390	2.75%	0.00%	to	0.00%	(0.95%)		to	(0.95%)
2020	87	$1.11	to	$1.11	$97	2.59%	0.00%	to	0.00%	5.09%		to	5.09%
2019	16	$1.06	to	$1.06	$17	1.17%	0.00%	to	0.00%	5.80	%(6)	to	5.80	%(6)
Col VP US Govt Mtge, Cl 2
2022	549	$1.07	to	$1.07	$585	2.09%	0.00%	to	0.00%	(14.32%)		to	(14.32%)
2021	407	$1.24	to	$1.24	$506	2.00%	0.00%	to	0.00%	(1.20%)		to	(1.20%)
2020	454	$1.26	to	$1.26	$572	2.66%	0.00%	to	0.00%	4.85%		to	4.85%
2019	344	$1.20	to	$1.20	$413	2.29%	0.00%	to	0.00%	6.50%		to	6.50%
2018	186	$1.13	to	$1.13	$210	2.50%	0.00%	to	0.00%	1.60%		to	1.60%
Col VP US Govt Mtge, Cl 3
2022	15,469	$1.02	to	$1.32	$17,533	2.01%	0.20%	to	0.90%	2.31	%(9)	to	(15.03%)
2021	15,981	$1.22	to	$1.55	$21,281	1.91%	0.30%	to	0.90%	(1.36%)		to	(1.96%)
2020	16,767	$1.24	to	$1.58	$22,823	2.52%	0.30%	to	0.90%	4.64%		to	4.01%
2019	15,922	$1.18	to	$1.52	$20,799	2.66%	0.30%	to	0.90%	6.30%		to	5.66%
2018	16,363	$1.11	to	$1.44	$20,212	2.72%	0.30%	to	0.90%	1.41%		to	0.80%
CS Commodity Return
2022	10,258	$0.97	to	$0.68	$9,418	14.70%	0.20%	to	0.90%	(2.05	%)(9)	to	14.99%
2021	9,004	$0.71	to	$0.59	$7,062	4.94%	0.30%	to	0.90%	27.52%		to	26.75%
2020	8,330	$0.56	to	$0.46	$5,090	5.87%	0.30%	to	0.90%	(1.77%)		to	(2.36%)
2019	8,533	$0.57	to	$0.48	$5,309	0.88%	0.30%	to	0.90%	6.37%		to	5.73%
2018	8,774	$0.54	to	$0.45	$5,065	2.58%	0.30%	to	0.90%	(11.92%)		to	(12.46%)
CTIVP AC Div Bond, Cl 1
2022	769	$0.99	to	$0.99	$762	3.16%	0.00%	to	0.00%	(15.29%)		to	(15.29%)
2021	549	$1.17	to	$1.17	$642	2.11%	0.00%	to	0.00%	0.45%		to	0.45%
2020	306	$1.16	to	$1.16	$356	2.37%	0.00%	to	0.00%	8.55%		to	8.55%
2019	74	$1.07	to	$1.07	$80	1.24%	0.00%	to	0.00%	7.41	%(6)	to	7.41	%(6)
CTIVP AC Div Bond, Cl 2
2022	311	$1.11	to	$1.11	$344	2.78%	0.00%	to	0.00%	(15.52%)		to	(15.52%)
2021	250	$1.31	to	$1.31	$328	1.67%	0.00%	to	0.00%	0.29%		to	0.29%
2020	240	$1.31	to	$1.31	$314	1.72%	0.00%	to	0.00%	8.24%		to	8.24%
2019	225	$1.21	to	$1.21	$271	5.62%	0.00%	to	0.00%	9.40%		to	9.40%
2018	186	$1.10	to	$1.10	$206	2.57%	0.00%	to	0.00%	(1.31%)		to	(1.31%)
CTIVP BR Gl Infl Prot Sec, Cl 1
2022	1,159	$1.00	to	$1.00	$1,158	4.90%	0.00%	to	0.00%	(17.51%)		to	(17.51%)
2021	516	$1.21	to	$1.21	$626	0.77%	0.00%	to	0.00%	4.56%		to	4.56%
2020	85	$1.16	to	$1.16	$98	0.71%	0.00%	to	0.00%	9.37%		to	9.37%
2019	8	$1.06	to	$1.06	$9	1.14%	0.00%	to	0.00%	6.14	%(6)	to	6.14	%(6)

164	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
CTIVP BR Gl Infl Prot Sec, Cl 2
2022	816	$1.13	to	$1.13	$925	4.60%	0.00%	to	0.00%	(17.69%)		to	(17.69%)
2021	748	$1.38	to	$1.38	$1,030	0.55%	0.00%	to	0.00%	4.43%		to	4.43%
2020	649	$1.32	to	$1.32	$856	0.46%	0.00%	to	0.00%	8.97%		to	8.97%
2019	515	$1.21	to	$1.21	$624	3.09%	0.00%	to	0.00%	7.63%		to	7.63%
2018	441	$1.12	to	$1.12	$496	—	0.00%	to	0.00%	(0.71%)		to	(0.71%)
CTIVP BR Gl Infl Prot Sec, Cl 3
2022	8,452	$1.03	to	$1.39	$11,152	4.60%	0.20%	to	0.90%	5.32	%(9)	to	(18.32%)
2021	8,801	$1.36	to	$1.70	$14,228	0.71%	0.30%	to	0.90%	4.16%		to	3.54%
2020	7,785	$1.30	to	$1.64	$12,147	0.56%	0.30%	to	0.90%	8.79%		to	8.14%
2019	7,497	$1.20	to	$1.52	$10,781	3.14%	0.30%	to	0.90%	7.49%		to	6.85%
2018	7,886	$1.11	to	$1.42	$10,627	—	0.30%	to	0.90%	(0.81%)		to	(1.41%)
CTIVP CenterSquare Real Est, Cl 1
2022	1,884	$1.14	to	$1.14	$2,141	1.66%	0.00%	to	0.00%	(24.12%)		to	(24.12%)
2021	1,168	$1.50	to	$1.50	$1,749	1.31%	0.00%	to	0.00%	41.44%		to	41.44%
2020	622	$1.06	to	$1.06	$658	4.75%	0.00%	to	0.00%	(4.87%)		to	(4.87%)
2019	200	$1.11	to	$1.11	$222	1.65%	0.00%	to	0.00%	12.01	%(6)	to	12.01	%(6)
CTIVP CenterSquare Real Est, Cl 2
2022	1,340	$1.68	to	$1.68	$2,254	1.28%	0.00%	to	0.00%	(24.33%)		to	(24.33%)
2021	1,670	$2.22	to	$2.22	$3,712	1.12%	0.00%	to	0.00%	41.20%		to	41.20%
2020	1,235	$1.57	to	$1.57	$1,944	4.12%	0.00%	to	0.00%	(5.18%)		to	(5.18%)
2019	1,595	$1.66	to	$1.66	$2,648	1.59%	0.00%	to	0.00%	26.16%		to	26.16%
2018	1,266	$1.32	to	$1.32	$1,667	1.68%	0.00%	to	0.00%	(5.85%)		to	(5.85%)
CTIVP MFS Val, Cl 1
2022	5,609	$1.41	to	$1.41	$7,932	—	0.00%	to	0.00%	(6.10%)		to	(6.10%)
2021	3,864	$1.51	to	$1.51	$5,820	—	0.00%	to	0.00%	25.43%		to	25.43%
2020	1,517	$1.20	to	$1.20	$1,821	—	0.00%	to	0.00%	3.57%		to	3.57%
2019	484	$1.16	to	$1.16	$561	—	0.00%	to	0.00%	15.67	%(6)	to	15.67	%(6)
CTIVP MFS Val, Cl 2
2022	1,997	$2.87	to	$2.87	$5,724	—	0.00%	to	0.00%	(6.36%)		to	(6.36%)
2021	2,026	$3.06	to	$3.06	$6,202	—	0.00%	to	0.00%	25.11%		to	25.11%
2020	1,863	$2.45	to	$2.45	$4,559	—	0.00%	to	0.00%	3.34%		to	3.34%
2019	1,477	$2.37	to	$2.37	$3,496	—	0.00%	to	0.00%	29.51%		to	29.51%
2018	1,102	$1.83	to	$1.83	$2,014	—	0.00%	to	0.00%	(10.24%)		to	(10.24%)
CTIVP MS Adv, Cl 1
2022	2,942	$1.11	to	$1.11	$3,258	—	0.00%	to	0.00%	(41.07%)		to	(41.07%)
2021	2,239	$1.88	to	$1.88	$4,207	—	0.00%	to	0.00%	(4.11%)		to	(4.11%)
2020	1,055	$1.96	to	$1.96	$2,066	—	0.00%	to	0.00%	75.91%		to	75.91%
2019	302	$1.11	to	$1.11	$336	—	0.00%	to	0.00%	11.29	%(6)	to	11.29	%(6)
CTIVP MS Adv, Cl 2
2022	878	$2.62	to	$2.62	$2,298	—	0.00%	to	0.00%	(41.21%)		to	(41.21%)
2021	1,015	$4.45	to	$4.45	$4,519	—	0.00%	to	0.00%	(4.35%)		to	(4.35%)
2020	1,092	$4.65	to	$4.65	$5,082	—	0.00%	to	0.00%	75.49%		to	75.49%
2019	675	$2.65	to	$2.65	$1,791	—	0.00%	to	0.00%	26.85%		to	26.85%
2018	491	$2.09	to	$2.09	$1,026	—	0.00%	to	0.00%	2.62%		to	2.62%
CTIVP Prin Blue Chip Gro, Cl 1
2022	1,690	$1.32	to	$1.32	$2,234	—	0.00%	to	0.00%	(28.00%)		to	(28.00%)
2021	1,109	$1.84	to	$1.84	$2,036	—	0.00%	to	0.00%	18.57%		to	18.57%
2020	472	$1.55	to	$1.55	$730	—	0.00%	to	0.00%	31.93%		to	31.93%
2019	155	$1.17	to	$1.17	$182	—	0.00%	to	0.00%	17.05	%(6)	to	17.05	%(6)

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	165

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
CTIVP Prin Blue Chip Gro, Cl 2
2022	672	$3.20	to	$3.20	$2,154	—	0.00%	to	0.00%	(28.19%)		to	(28.19%)
2021	679	$4.46	to	$4.46	$3,029	—	0.00%	to	0.00%	18.28%		to	18.28%
2020	699	$3.77	to	$3.77	$2,637	—	0.00%	to	0.00%	31.61%		to	31.61%
2019	578	$2.87	to	$2.87	$1,657	—	0.00%	to	0.00%	31.43%		to	31.43%
2018	469	$2.18	to	$2.18	$1,023	—	0.00%	to	0.00%	(2.65%)		to	(2.65%)
CTIVP T Rowe Price LgCap Val, Cl 1
2022	1,764	$1.40	to	$1.40	$2,466	—	0.00%	to	0.00%	(4.96%)		to	(4.96%)
2021	1,326	$1.47	to	$1.47	$1,950	—	0.00%	to	0.00%	25.29%		to	25.29%
2020	634	$1.17	to	$1.17	$744	—	0.00%	to	0.00%	2.67%		to	2.67%
2019	253	$1.14	to	$1.14	$289	—	0.00%	to	0.00%	14.17	%(6)	to	14.17	%(6)
CTIVP T Rowe Price LgCap Val, Cl 2
2022	881	$2.40	to	$2.40	$2,113	—	0.00%	to	0.00%	(5.16%)		to	(5.16%)
2021	855	$2.53	to	$2.53	$2,163	—	0.00%	to	0.00%	24.98%		to	24.98%
2020	672	$2.02	to	$2.02	$1,360	—	0.00%	to	0.00%	2.43%		to	2.43%
2019	522	$1.98	to	$1.98	$1,031	—	0.00%	to	0.00%	26.22%		to	26.22%
2018	424	$1.56	to	$1.56	$664	—	0.00%	to	0.00%	(9.52%)		to	(9.52%)
CTIVP TCW Core Plus Bond, Cl 1
2022	1,899	$0.99	to	$0.99	$1,884	1.17%	0.00%	to	0.00%	(14.19%)		to	(14.19%)
2021	1,370	$1.16	to	$1.16	$1,585	1.42%	0.00%	to	0.00%	(1.14%)		to	(1.14%)
2020	386	$1.17	to	$1.17	$451	2.31%	0.00%	to	0.00%	8.88%		to	8.88%
2019	127	$1.07	to	$1.07	$137	1.44%	0.00%	to	0.00%	7.56	%(6)	to	7.56	%(6)
CTIVP TCW Core Plus Bond, Cl 2
2022	260	$1.07	to	$1.07	$280	0.86%	0.00%	to	0.00%	(14.31%)		to	(14.31%)
2021	360	$1.25	to	$1.25	$451	1.09%	0.00%	to	0.00%	(1.41%)		to	(1.41%)
2020	430	$1.27	to	$1.27	$547	2.09%	0.00%	to	0.00%	8.67%		to	8.67%
2019	145	$1.17	to	$1.17	$170	1.81%	0.00%	to	0.00%	8.58%		to	8.58%
2018	67	$1.08	to	$1.08	$72	2.00%	0.00%	to	0.00%	(0.10%)		to	(0.10%)
CTIVP Vty Sycamore Estb Val, Cl 1
2022	4,136	$1.57	to	$1.57	$6,475	—	0.00%	to	0.00%	(2.75%)		to	(2.75%)
2021	2,513	$1.61	to	$1.61	$4,046	—	0.00%	to	0.00%	31.90%		to	31.90%
2020	1,035	$1.22	to	$1.22	$1,263	—	0.00%	to	0.00%	8.05%		to	8.05%
2019	294	$1.13	to	$1.13	$332	—	0.00%	to	0.00%	12.92	%(6)	to	12.92	%(6)
CTIVP Vty Sycamore Estb Val, Cl 2
2022	2,098	$3.48	to	$3.48	$7,296	—	0.00%	to	0.00%	(3.00%)		to	(3.00%)
2021	2,231	$3.59	to	$3.59	$7,998	—	0.00%	to	0.00%	31.55%		to	31.55%
2020	1,756	$2.73	to	$2.73	$4,788	—	0.00%	to	0.00%	7.80%		to	7.80%
2019	1,875	$2.53	to	$2.53	$4,742	—	0.00%	to	0.00%	27.85%		to	27.85%
2018	1,528	$1.98	to	$1.98	$3,023	—	0.00%	to	0.00%	(10.20%)		to	(10.20%)
CTIVP Vty Sycamore Estb Val, Cl 3
2022	7,792	$1.10	to	$4.07	$38,174	—	0.20%	to	0.90%	10.35	%(9)	to	(3.75%)
2021	7,699	$3.43	to	$4.22	$39,080	—	0.30%	to	0.90%	31.35%		to	30.57%
2020	6,678	$2.61	to	$3.24	$25,714	—	0.30%	to	0.90%	7.58%		to	6.94%
2019	7,112	$2.43	to	$3.03	$25,362	—	0.30%	to	0.90%	27.63%		to	26.86%
2018	6,879	$1.90	to	$2.39	$19,277	—	0.30%	to	0.90%	(10.37%)		to	(10.91%)
CTIVP Westfield Mid Cap Gro, Cl 1
2022	1,136	$1.34	to	$1.34	$1,517	—	0.00%	to	0.00%	(25.60%)		to	(25.60%)
2021	682	$1.80	to	$1.80	$1,225	—	0.00%	to	0.00%	16.72%		to	16.72%
2020	240	$1.54	to	$1.54	$369	—	0.00%	to	0.00%	27.50%		to	27.50%
2019	78	$1.21	to	$1.21	$94	—	0.00%	to	0.00%	20.21	%(6)	to	20.21	%(6)

166	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
CTIVP Westfield Mid Cap Gro, Cl 2
2022	767	$2.63	to	$2.63	$2,014	—	0.00%	to	0.00%	(25.79%)		to	(25.79%)
2021	712	$3.54	to	$3.54	$2,520	—	0.00%	to	0.00%	16.41%		to	16.41%
2020	640	$3.04	to	$3.04	$1,947	—	0.00%	to	0.00%	27.18%		to	27.18%
2019	645	$2.39	to	$2.39	$1,541	—	0.00%	to	0.00%	41.80%		to	41.80%
2018	573	$1.69	to	$1.69	$966	—	0.00%	to	0.00%	(3.61%)		to	(3.61%)
Del Ivy VIP Asset Strategy, Cl II
2022	1,604	$1.35	to	$1.17	$2,024	1.62%	0.00%	to	0.90%	(14.74%)		to	(15.50%)
2021	1,596	$1.58	to	$1.38	$2,370	1.60%	0.00%	to	0.90%	10.44%		to	9.45%
2020	1,630	$1.43	to	$1.26	$2,194	2.00%	0.00%	to	0.90%	13.88%		to	12.86%
2019	1,924	$1.26	to	$1.12	$2,263	2.26%	0.00%	to	0.90%	21.78%		to	20.69%
2018	1,865	$1.03	to	$0.93	$1,815	1.93%	0.00%	to	0.90%	(5.44%)		to	(6.29%)
DWS Alt Asset Alloc VIP, Cl A
2022	1,043	$1.18	to	$1.18	$1,232	6.53%	0.00%	to	0.00%	(7.42%)		to	(7.42%)
2021	477	$1.28	to	$1.28	$609	1.28%	0.00%	to	0.00%	12.74%		to	12.74%
2020	130	$1.13	to	$1.13	$147	1.84%	0.00%	to	0.00%	5.71%		to	5.71%
2019	20	$1.07	to	$1.07	$22	0.04%	0.00%	to	0.00%	7.25	%(6)	to	7.25	%(6)
DWS Alt Asset Alloc VIP, Cl B
2022	3,893	$1.27	to	$1.08	$4,522	6.67%	0.00%	to	0.90%	(7.74%)		to	(8.57%)
2021	3,089	$1.38	to	$1.18	$3,916	1.48%	0.00%	to	0.90%	12.35%		to	11.34%
2020	1,960	$1.22	to	$1.06	$2,216	2.33%	0.00%	to	0.90%	5.32%		to	4.38%
2019	1,674	$1.16	to	$1.02	$1,794	3.30%	0.00%	to	0.90%	14.35%		to	13.32%
2018	1,458	$1.02	to	$0.90	$1,368	1.94%	0.00%	to	0.90%	(9.35%)		to	(10.16%)
EV VT Floating-Rate Inc, Init Cl
2022	11,332	$1.02	to	$1.39	$18,888	4.63%	0.20%	to	0.90%	1.54	%(9)	to	(3.61%)
2021	10,721	$1.29	to	$1.44	$18,368	2.89%	0.30%	to	0.90%	3.31%		to	2.70%
2020	8,979	$1.25	to	$1.40	$14,701	3.33%	0.30%	to	0.90%	1.69%		to	1.08%
2019	12,116	$1.23	to	$1.39	$19,738	4.32%	0.30%	to	0.90%	6.76%		to	6.12%
2018	16,692	$1.15	to	$1.31	$25,442	3.76%	0.30%	to	0.90%	(0.37%)		to	(0.97%)
Fid VIP Contrafund, Init Cl
2022	7,632	$1.44	to	$1.44	$10,956	0.63%	0.00%	to	0.00%	(26.31%)		to	(26.31%)
2021	4,736	$1.95	to	$1.95	$9,226	0.04%	0.00%	to	0.00%	27.83%		to	27.83%
2020	2,263	$1.52	to	$1.52	$3,449	0.27%	0.00%	to	0.00%	30.57%		to	30.57%
2019	681	$1.17	to	$1.17	$795	0.87%	0.00%	to	0.00%	16.49	%(6)	to	16.49	%(6)
Fid VIP Contrafund, Serv Cl 2
2022	29,747	$2.94	to	$2.79	$111,113	0.27%	0.00%	to	0.90%	(26.49%)		to	(27.14%)
2021	30,396	$4.00	to	$3.83	$155,608	0.03%	0.00%	to	0.90%	27.51%		to	26.37%
2020	32,483	$3.14	to	$3.03	$130,870	0.08%	0.00%	to	0.90%	30.23%		to	29.07%
2019	33,382	$2.41	to	$2.35	$103,408	0.21%	0.00%	to	0.90%	31.28%		to	30.10%
2018	36,232	$1.83	to	$1.80	$85,804	0.43%	0.00%	to	0.90%	(6.64%)		to	(7.48%)
Fid VIP Gro & Inc, Serv Cl
2022	11,350	$5.35	to	$3.32	$53,326	1.58%	0.45%	to	0.90%	(5.45%)		to	(5.87%)
2021	11,749	$5.66	to	$3.53	$58,676	2.31%	0.45%	to	0.90%	25.20%		to	24.64%
2020	12,548	$4.52	to	$2.83	$49,950	2.03%	0.45%	to	0.90%	7.25%		to	6.77%
2019	13,949	$4.21	to	$2.65	$51,430	3.51%	0.45%	to	0.90%	29.36%		to	28.78%
2018	15,577	$3.26	to	$2.06	$44,317	0.25%	0.45%	to	0.90%	(9.48%)		to	(9.89%)
Fid VIP Gro & Inc, Serv Cl 2
2022	13,523	$1.09	to	$3.88	$37,593	1.48%	0.20%	to	0.90%	10.16	%(9)	to	(6.02%)
2021	14,106	$3.00	to	$4.13	$41,568	2.23%	0.30%	to	0.90%	25.26%		to	24.51%
2020	14,527	$2.40	to	$3.32	$34,236	1.94%	0.30%	to	0.90%	7.27%		to	6.63%
2019	15,461	$2.24	to	$3.11	$34,142	3.44%	0.30%	to	0.90%	29.29%		to	28.52%
2018	16,624	$1.73	to	$2.42	$28,518	0.19%	0.30%	to	0.90%	(9.47%)		to	(10.01%)

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	167

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Fid VIP Mid Cap, Init Cl
2022	4,923	$1.35	to	$1.35	$6,651	0.65%	0.00%	to	0.00%	(14.74%)		to	(14.74%)
2021	2,804	$1.58	to	$1.58	$4,443	0.83%	0.00%	to	0.00%	25.60%		to	25.60%
2020	1,354	$1.26	to	$1.26	$1,709	0.76%	0.00%	to	0.00%	18.19%		to	18.19%
2019	587	$1.07	to	$1.07	$627	1.82%	0.00%	to	0.00%	6.75	%(6)	to	6.75	%(6)
Fid VIP Mid Cap, Serv Cl
2022	17,526	$4.69	to	$6.38	$87,935	0.40%	0.45%	to	0.90%	(15.24%)		to	(15.62%)
2021	18,706	$5.53	to	$7.56	$110,914	0.51%	0.45%	to	0.90%	24.94%		to	24.38%
2020	20,253	$4.42	to	$6.08	$96,411	0.56%	0.45%	to	0.90%	17.51%		to	16.98%
2019	22,918	$3.77	to	$5.20	$93,093	0.78%	0.45%	to	0.90%	22.79%		to	22.24%
2018	25,731	$3.07	to	$4.25	$85,378	0.54%	0.45%	to	0.90%	(15.02%)		to	(15.41%)
Fid VIP Mid Cap, Serv Cl 2
2022	33,500	$2.63	to	$5.25	$82,444	0.27%	0.00%	to	0.90%	(14.97%)		to	(15.73%)
2021	34,796	$3.09	to	$6.23	$101,328	0.36%	0.00%	to	0.90%	25.31%		to	24.19%
2020	36,516	$2.47	to	$5.02	$85,663	0.40%	0.00%	to	0.90%	17.87%		to	16.81%
2019	39,144	$2.09	to	$4.30	$78,860	0.67%	0.00%	to	0.90%	23.17%		to	22.07%
2018	41,372	$1.70	to	$3.52	$68,600	0.40%	0.00%	to	0.90%	(14.77%)		to	(15.54%)
Fid VIP Overseas, Serv Cl
2022	7,022	$2.65	to	$1.68	$16,128	0.97%	0.45%	to	0.90%	(24.92%)		to	(25.26%)
2021	7,155	$3.52	to	$2.25	$22,201	0.44%	0.45%	to	0.90%	19.04%		to	18.50%
2020	7,557	$2.96	to	$1.90	$19,636	0.35%	0.45%	to	0.90%	14.98%		to	14.46%
2019	8,262	$2.57	to	$1.66	$18,661	1.64%	0.45%	to	0.90%	27.10%		to	26.53%
2018	8,964	$2.03	to	$1.31	$15,919	1.44%	0.45%	to	0.90%	(15.27%)		to	(15.65%)
Fid VIP Overseas, Serv Cl 2
2022	9,113	$1.14	to	$2.30	$15,586	0.84%	0.20%	to	0.90%	15.16	%(9)	to	(25.36%)
2021	9,488	$2.31	to	$3.08	$21,671	0.33%	0.30%	to	0.90%	19.03%		to	18.32%
2020	9,503	$1.94	to	$2.61	$18,330	0.23%	0.30%	to	0.90%	14.99%		to	14.30%
2019	9,679	$1.69	to	$2.28	$16,362	1.54%	0.30%	to	0.90%	27.12%		to	26.36%
2018	9,947	$1.33	to	$1.80	$13,327	1.28%	0.30%	to	0.90%	(15.31%)		to	(15.82%)
Fid VIP Strategic Inc, Init Cl
2022	2,016	$1.05	to	$1.05	$2,123	4.56%	0.00%	to	0.00%	(11.26%)		to	(11.26%)
2021	1,156	$1.19	to	$1.19	$1,373	3.58%	0.00%	to	0.00%	3.74%		to	3.74%
2020	568	$1.14	to	$1.14	$650	5.49%	0.00%	to	0.00%	7.52%		to	7.52%
2019	176	$1.06	to	$1.06	$188	12.27%	0.00%	to	0.00%	6.34	%(6)	to	6.34	%(6)
Fid VIP Strategic Inc, Serv Cl 2
2022	1,270	$1.26	to	$1.26	$1,599	3.39%	0.00%	to	0.00%	(11.52%)		to	(11.52%)
2021	1,315	$1.42	to	$1.42	$1,871	2.40%	0.00%	to	0.00%	3.53%		to	3.53%
2020	1,369	$1.37	to	$1.37	$1,881	3.41%	0.00%	to	0.00%	7.16%		to	7.16%
2019	1,225	$1.28	to	$1.28	$1,571	3.48%	0.00%	to	0.00%	10.66%		to	10.66%
2018	1,004	$1.16	to	$1.16	$1,164	3.83%	0.00%	to	0.00%	(2.82%)		to	(2.82%)
Frank Global Real Est, Cl 2
2022	16,275	$1.09	to	$2.69	$35,304	2.41%	0.20%	to	0.90%	10.23	%(9)	to	(26.72%)
2021	16,713	$1.84	to	$3.67	$49,462	0.88%	0.30%	to	0.90%	26.41%		to	25.66%
2020	17,139	$1.45	to	$2.92	$40,414	3.26%	0.30%	to	0.90%	(5.67%)		to	(6.24%)
2019	18,319	$1.54	to	$3.11	$46,066	2.64%	0.30%	to	0.90%	22.01%		to	21.28%
2018	19,285	$1.26	to	$2.57	$40,249	2.62%	0.30%	to	0.90%	(7.06%)		to	(7.62%)
Frank Inc, Cl 1
2022	797	$1.21	to	$1.21	$961	4.49%	0.00%	to	0.00%	(5.24%)		to	(5.24%)
2021	471	$1.27	to	$1.27	$599	4.12%	0.00%	to	0.00%	17.01%		to	17.01%
2020	178	$1.09	to	$1.09	$194	7.03%	0.00%	to	0.00%	0.97%		to	0.97%
2019	79	$1.08	to	$1.08	$85	3.55%	0.00%	to	0.00%	7.54	%(6)	to	7.54	%(6)

168	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Frank Inc, Cl 2
2022	6,495	$1.58	to	$1.28	$8,876	4.75%	0.00%	to	0.90%	(5.47%)		to	(6.32%)
2021	4,438	$1.67	to	$1.37	$6,444	4.56%	0.00%	to	0.90%	16.76%		to	15.71%
2020	4,213	$1.43	to	$1.18	$5,263	6.04%	0.00%	to	0.90%	0.69%		to	(0.21%)
2019	5,909	$1.42	to	$1.18	$7,318	5.22%	0.00%	to	0.90%	16.06%		to	15.02%
2018	4,572	$1.22	to	$1.03	$4,896	4.83%	0.00%	to	0.90%	(4.30%)		to	(5.17%)
Frank Mutual Shares, Cl 1
2022	201	$1.17	to	$1.17	$236	2.47%	0.00%	to	0.00%	(7.15%)		to	(7.15%)
2021	123	$1.26	to	$1.26	$155	3.55%	0.00%	to	0.00%	19.52%		to	19.52%
2020	84	$1.06	to	$1.06	$89	4.14%	0.00%	to	0.00%	(4.85%)		to	(4.85%)
2019	13	$1.11	to	$1.11	$14	3.45%	0.00%	to	0.00%	10.90	%(6)	to	10.90	%(6)
Frank Mutual Shares, Cl 2
2022	6,337	$1.98	to	$2.52	$16,110	1.86%	0.00%	to	0.90%	(7.43%)		to	(8.26%)
2021	6,441	$2.13	to	$2.75	$17,822	2.87%	0.00%	to	0.90%	19.17%		to	18.10%
2020	6,866	$1.79	to	$2.33	$16,017	2.79%	0.00%	to	0.90%	(5.04%)		to	(5.89%)
2019	7,714	$1.89	to	$2.47	$19,189	1.82%	0.00%	to	0.90%	22.57%		to	21.47%
2018	8,269	$1.54	to	$2.04	$16,908	2.37%	0.00%	to	0.90%	(9.07%)		to	(9.89%)
Frank Sm Cap Val, Cl 1
2022	3,124	$1.31	to	$1.31	$4,099	1.25%	0.00%	to	0.00%	(9.82%)		to	(9.82%)
2021	1,916	$1.45	to	$1.45	$2,787	1.16%	0.00%	to	0.00%	25.67%		to	25.67%
2020	950	$1.16	to	$1.16	$1,099	1.60%	0.00%	to	0.00%	5.41%		to	5.41%
2019	291	$1.10	to	$1.10	$320	1.01%	0.00%	to	0.00%	9.89	%(6)	to	9.89	%(6)
Frank Sm Cap Val, Cl 2
2022	11,635	$2.68	to	$5.89	$44,517	0.99%	0.00%	to	0.90%	(10.06%)		to	(10.87%)
2021	12,267	$2.98	to	$6.61	$52,655	1.01%	0.00%	to	0.90%	25.37%		to	24.24%
2020	11,315	$2.38	to	$5.32	$40,048	1.49%	0.00%	to	0.90%	5.19%		to	4.25%
2019	11,462	$2.26	to	$5.10	$39,541	1.05%	0.00%	to	0.90%	26.35%		to	25.22%
2018	11,878	$1.79	to	$4.08	$33,120	0.88%	0.00%	to	0.90%	(12.88%)		to	(13.66%)
GS VIT Mid Cap Val, Inst
2022	18,874	$1.08	to	$6.94	$84,170	0.69%	0.20%	to	0.90%	8.14	%(9)	to	(10.79%)
2021	20,047	$2.88	to	$7.78	$100,229	0.47%	0.30%	to	0.90%	30.56%		to	29.78%
2020	21,413	$2.20	to	$6.00	$82,944	0.64%	0.30%	to	0.90%	8.08%		to	7.43%
2019	23,536	$2.04	to	$5.58	$84,916	0.79%	0.30%	to	0.90%	31.13%		to	30.35%
2018	26,053	$1.55	to	$4.28	$72,093	1.28%	0.30%	to	0.90%	(10.73%)		to	(11.27%)
GS VIT Multi-Strategy Alt, Advisor
2022	1,726	$1.02	to	$0.95	$1,730	3.33%	0.00%	to	0.90%	(6.85%)		to	(7.68%)
2021	1,615	$1.10	to	$1.02	$1,738	1.51%	0.00%	to	0.90%	4.66%		to	3.72%
2020	1,174	$1.05	to	$0.99	$1,207	1.72%	0.00%	to	0.90%	6.58%		to	5.62%
2019	1,294	$0.98	to	$0.94	$1,243	2.61%	0.00%	to	0.90%	8.60%		to	7.63%
2018	1,250	$0.91	to	$0.87	$1,109	2.26%	0.00%	to	0.90%	(7.09%)		to	(7.93%)
GS VIT Sm Cap Eq Insights, Inst
2022	1,236	$4.85	to	$3.76	$5,638	0.31%	0.45%	to	0.90%	(19.74%)		to	(20.10%)
2021	1,271	$6.04	to	$4.71	$7,159	0.46%	0.45%	to	0.90%	23.23%		to	22.68%
2020	1,343	$4.90	to	$3.84	$6,147	0.22%	0.45%	to	0.90%	8.09%		to	7.61%
2019	1,566	$4.53	to	$3.57	$6,649	0.48%	0.45%	to	0.90%	24.28%		to	23.72%
2018	1,665	$3.65	to	$2.88	$5,660	0.49%	0.45%	to	0.90%	(9.03%)		to	(9.45%)
GS VIT U.S. Eq Insights, Inst
2022	11,166	$1.05	to	$2.91	$48,260	0.81%	0.20%	to	0.90%	5.39	%(9)	to	(20.46%)
2021	11,927	$3.84	to	$3.66	$64,307	0.81%	0.30%	to	0.90%	29.02%		to	28.25%
2020	13,046	$2.98	to	$2.85	$53,952	0.87%	0.30%	to	0.90%	17.19%		to	16.49%
2019	14,289	$2.54	to	$2.45	$50,257	1.25%	0.30%	to	0.90%	24.83%		to	24.09%
2018	16,024	$2.03	to	$1.97	$44,897	1.22%	0.30%	to	0.90%	(6.48%)		to	(7.04%)

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	169

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Invesco VI Am Fran, Ser I
2022	4,539	$2.79	to	$2.66	$12,554	—	0.45%	to	0.90%	(31.42%)		to	(31.73%)
2021	4,891	$4.07	to	$3.90	$19,737	—	0.45%	to	0.90%	11.42%		to	10.92%
2020	5,233	$3.66	to	$3.52	$18,978	0.07%	0.45%	to	0.90%	41.71%		to	41.08%
2019	5,285	$2.58	to	$2.49	$13,533	—	0.45%	to	0.90%	36.14%		to	35.53%
2018	5,616	$1.89	to	$1.84	$10,569	—	0.45%	to	0.90%	(4.06%)		to	(4.49%)
Invesco VI Am Fran, Ser II
2022	4,044	$1.01	to	$2.59	$11,184	—	0.20%	to	0.90%	1.87	%(9)	to	(31.91%)
2021	4,376	$4.22	to	$3.81	$17,685	—	0.30%	to	0.90%	11.31%		to	10.65%
2020	4,675	$3.79	to	$3.44	$16,970	—	0.30%	to	0.90%	41.57%		to	40.73%
2019	4,783	$2.68	to	$2.44	$12,265	—	0.30%	to	0.90%	36.02%		to	35.20%
2018	5,533	$1.97	to	$1.81	$10,437	—	0.30%	to	0.90%	(4.18%)		to	(4.76%)
Invesco VI Bal Risk Alloc, Ser I
2022	349	$1.12	to	$1.12	$389	8.45%	0.00%	to	0.00%	(14.35%)		to	(14.35%)
2021	229	$1.30	to	$1.30	$298	3.85%	0.00%	to	0.00%	9.55%		to	9.55%
2020	139	$1.19	to	$1.19	$166	10.02%	0.00%	to	0.00%	10.22%		to	10.22%
2019	61	$1.08	to	$1.08	$66	—	0.00%	to	0.00%	8.13	%(6)	to	8.13	%(6)
Invesco VI Bal Risk Alloc, Ser II
2022	4,071	$1.37	to	$1.20	$5,131	6.84%	0.00%	to	0.90%	(14.52%)		to	(15.28%)
2021	4,692	$1.60	to	$1.42	$6,929	3.00%	0.00%	to	0.90%	9.26%		to	8.28%
2020	4,984	$1.46	to	$1.31	$6,778	7.66%	0.00%	to	0.90%	9.99%		to	9.00%
2019	5,671	$1.33	to	$1.20	$7,026	—	0.00%	to	0.90%	14.88%		to	13.85%
2018	5,306	$1.16	to	$1.06	$5,739	1.30%	0.00%	to	0.90%	(6.71%)		to	(7.55%)
Invesco VI Comstock, Ser II
2022	3,035	$1.11	to	$2.46	$11,358	1.49%	0.20%	to	0.90%	11.38	%(9)	to	(0.06%)
2021	2,550	$2.71	to	$2.46	$9,342	1.69%	0.30%	to	0.90%	32.65%		to	31.85%
2020	2,468	$2.05	to	$1.87	$6,736	2.04%	0.30%	to	0.90%	(1.38%)		to	(1.97%)
2019	2,967	$2.07	to	$1.90	$8,353	1.67%	0.30%	to	0.90%	24.57%		to	23.82%
2018	3,321	$1.67	to	$1.54	$7,509	1.41%	0.30%	to	0.90%	(12.63%)		to	(13.16%)
Invesco VI Core Eq, Ser I
2022	23,617	$3.60	to	$4.25	$92,773	0.92%	0.45%	to	0.90%	(20.90%)		to	(21.26%)
2021	25,190	$4.56	to	$5.39	$125,393	0.66%	0.45%	to	0.90%	27.17%		to	26.59%
2020	27,074	$3.58	to	$4.26	$106,411	1.34%	0.45%	to	0.90%	13.34%		to	12.83%
2019	29,656	$3.16	to	$3.78	$103,131	0.94%	0.45%	to	0.90%	28.39%		to	27.81%
2018	32,739	$2.46	to	$2.95	$88,949	0.88%	0.45%	to	0.90%	(9.80%)		to	(10.21%)
Invesco VI Dis Mid Cap Gro, Ser I
2022	10,179	$1.00	to	$1.22	$12,519	—	0.20%	to	0.90%	1.14	%(9)	to	(31.60%)
2021	10,665	$1.80	to	$1.78	$19,094	—	0.30%	to	0.90%	18.74%		to	18.03%
2020	11,024	$1.51	to	$1.51	$16,654	0.05%	0.30%	to	0.90%	51.28	%(7)	to	50.66	%(7)
Invesco VI Div Divd, Ser I
2022	7,207	$1.09	to	$2.51	$18,682	1.92%	0.20%	to	0.90%	10.06	%(9)	to	(2.56%)
2021	7,204	$2.54	to	$2.58	$19,078	2.14%	0.30%	to	0.90%	18.54%		to	17.83%
2020	8,203	$2.14	to	$2.19	$18,342	3.03%	0.30%	to	0.90%	(0.16%)		to	(0.76%)
2019	9,048	$2.15	to	$2.20	$20,296	2.87%	0.30%	to	0.90%	24.72%		to	23.97%
2018	9,647	$1.72	to	$1.78	$17,408	2.28%	0.30%	to	0.90%	(7.85%)		to	(8.41%)
Invesco VI EQV Intl Eq, Ser II
2022	9,259	$1.11	to	$1.32	$18,772	1.42%	0.20%	to	0.90%	12.44	%(9)	to	(19.23%)
2021	9,836	$1.85	to	$1.63	$24,299	1.06%	0.30%	to	0.90%	5.29%		to	4.66%
2020	10,344	$1.76	to	$1.56	$24,077	2.13%	0.30%	to	0.90%	13.40%		to	12.72%
2019	11,516	$1.55	to	$1.38	$23,704	1.27%	0.30%	to	0.90%	27.85%		to	27.09%
2018	12,624	$1.21	to	$1.09	$20,029	1.75%	0.30%	to	0.90%	(15.46%)		to	(15.97%)

170	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Invesco VI Global, Ser I
2022	2,766	$1.16	to	$1.16	$3,211	—	0.00%	to	0.00%	(31.76%)		to	(31.76%)
2021	1,664	$1.70	to	$1.70	$2,831	—	0.00%	to	0.00%	15.49%		to	15.49%
2020	603	$1.47	to	$1.47	$888	0.80%	0.00%	to	0.00%	27.64%		to	27.64%
2019	155	$1.15	to	$1.15	$179	0.81%	0.00%	to	0.00%	14.36	%(6)	to	14.36	%(6)
Invesco VI Global, Ser II
2022	8,120	$2.29	to	$2.56	$23,844	—	0.00%	to	0.90%	(31.94%)		to	(32.55%)
2021	8,266	$3.37	to	$3.79	$35,636	—	0.00%	to	0.90%	15.17%		to	14.14%
2020	8,196	$2.92	to	$3.32	$30,817	0.46%	0.00%	to	0.90%	27.34%		to	26.20%
2019	8,141	$2.29	to	$2.63	$23,970	0.64%	0.00%	to	0.90%	31.45%		to	30.28%
2018	8,952	$1.75	to	$2.02	$20,340	0.75%	0.00%	to	0.90%	(13.39%)		to	(14.17%)
Invesco VI Gbl Strat Inc, Ser I
2022	533	$0.94	to	$0.94	$500	—	0.00%	to	0.00%	(11.46%)		to	(11.46%)
2021	226	$1.06	to	$1.06	$240	6.68%	0.00%	to	0.00%	(3.41%)		to	(3.41%)
2020	78	$1.10	to	$1.10	$85	7.81%	0.00%	to	0.00%	3.40%		to	3.40%
2019	22	$1.06	to	$1.06	$24	3.04%	0.00%	to	0.00%	5.81	%(6)	to	5.81	%(6)
Invesco VI Gbl Strat Inc, Ser II
2022	20,774	$1.05	to	$1.39	$28,013	—	0.00%	to	0.90%	(11.71%)		to	(12.51%)
2021	21,943	$1.19	to	$1.58	$33,769	4.29%	0.00%	to	0.90%	(3.56%)		to	(4.43%)
2020	22,178	$1.24	to	$1.66	$35,774	5.34%	0.00%	to	0.90%	2.99%		to	2.07%
2019	24,251	$1.20	to	$1.62	$38,201	3.39%	0.00%	to	0.90%	10.61%		to	9.61%
2018	25,782	$1.09	to	$1.48	$36,997	4.54%	0.00%	to	0.90%	(4.54%)		to	(5.40%)
Invesco VI Mn St Sm Cap, Ser I
2022	2,696	$1.33	to	$1.33	$3,588	0.63%	0.00%	to	0.00%	(15.83%)		to	(15.83%)
2021	1,677	$1.58	to	$1.58	$2,652	0.45%	0.00%	to	0.00%	22.55%		to	22.55%
2020	673	$1.29	to	$1.29	$868	0.80%	0.00%	to	0.00%	19.93%		to	19.93%
2019	260	$1.08	to	$1.08	$280	0.17%	0.00%	to	0.00%	7.92	%(6)	to	7.92	%(6)
Invesco VI Mn St Sm Cap, Ser II
2022	6,626	$2.87	to	$3.37	$25,087	0.24%	0.00%	to	0.90%	(16.04%)		to	(16.79%)
2021	7,170	$3.42	to	$4.05	$32,012	0.18%	0.00%	to	0.90%	22.26%		to	21.17%
2020	7,297	$2.80	to	$3.34	$27,277	0.37%	0.00%	to	0.90%	19.63%		to	18.56%
2019	7,714	$2.34	to	$2.82	$24,402	—	0.00%	to	0.90%	26.13%		to	25.00%
2018	8,093	$1.85	to	$2.25	$20,534	0.06%	0.00%	to	0.90%	(10.54%)		to	(11.34%)
Invesco VI Tech, Ser I
2022	3,280	$0.81	to	$3.21	$12,123	—	0.00%	to	0.90%	(20.38	%)(8)	to	(40.49%)
2021	3,297	$4.51	to	$5.40	$22,281	—	0.30%	to	0.90%	14.07%		to	13.39%
2020	3,462	$3.95	to	$4.76	$20,536	—	0.30%	to	0.90%	45.68%		to	44.81%
2019	2,826	$2.71	to	$3.29	$11,505	—	0.30%	to	0.90%	35.47%		to	34.66%
2018	3,089	$2.00	to	$2.44	$9,309	—	0.30%	to	0.90%	(0.75%)		to	(1.35%)
Invesco VI Tech, Ser II
2022	198	$0.81	to	$0.81	$160	—	0.00%	to	0.00%	(20.54	%)(8)	to	(20.54	%)(8)
Janus Henderson VIT Bal, Inst
2022	8,395	$1.28	to	$1.28	$10,767	1.41%	0.00%	to	0.00%	(16.40%)		to	(16.40%)
2021	4,924	$1.53	to	$1.53	$7,553	1.04%	0.00%	to	0.00%	17.20%		to	17.20%
2020	1,908	$1.31	to	$1.31	$2,497	2.14%	0.00%	to	0.00%	14.31%		to	14.31%
2019	734	$1.15	to	$1.15	$841	2.88%	0.00%	to	0.00%	14.51	%(6)	to	14.51	%(6)
Janus Henderson VIT Bal, Serv
2022	3,409	$1.36	to	$1.36	$4,620	0.97%	0.00%	to	0.00%	(16.62%)		to	(16.62%)
2021	3,481	$1.63	to	$1.63	$5,657	0.68%	0.00%	to	0.00%	16.91%		to	16.91%
2020	3,007	$1.39	to	$1.39	$4,180	1.53%	0.00%	to	0.00%	14.03%		to	14.03%
2019	2,604	$1.22	to	$1.22	$3,174	1.72%	0.00%	to	0.00%	22.27%		to	22.27%
2018	1,573	$1.00	to	$1.00	$1,568	1.72%	0.00%	to	0.00%	(0.29	%)(5)	to	(0.29	%)(5)

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	171

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Janus Henderson VIT Enter, Serv
2022	3,603	$7.15	to	$2.69	$19,831	0.08%	0.45%	to	0.90%	(16.53%)		to	(16.90%)
2021	3,776	$8.57	to	$3.24	$25,037	0.24%	0.45%	to	0.90%	16.02%		to	15.50%
2020	4,252	$7.39	to	$2.81	$23,989	—	0.45%	to	0.90%	18.65%		to	18.12%
2019	4,628	$6.23	to	$2.38	$21,607	0.05%	0.45%	to	0.90%	34.55%		to	33.95%
2018	4,836	$4.63	to	$1.77	$16,818	0.11%	0.45%	to	0.90%	(1.11%)		to	(1.56%)
Janus Henderson VIT Flex Bd, Inst
2022	768	$1.02	to	$1.02	$785	2.92%	0.00%	to	0.00%	(13.66%)		to	(13.66%)
2021	434	$1.18	to	$1.18	$514	2.25%	0.00%	to	0.00%	(0.90%)		to	(0.90%)
2020	232	$1.19	to	$1.19	$277	3.99%	0.00%	to	0.00%	10.48%		to	10.48%
2019	26	$1.08	to	$1.08	$28	4.70%	0.00%	to	0.00%	8.12	%(6)	to	8.12	%(6)
Janus Henderson VIT Flex Bd, Serv
2022	970	$1.13	to	$1.13	$1,094	2.15%	0.00%	to	0.00%	(13.90%)		to	(13.90%)
2021	842	$1.31	to	$1.31	$1,102	1.75%	0.00%	to	0.00%	(1.11%)		to	(1.11%)
2020	599	$1.32	to	$1.32	$794	2.51%	0.00%	to	0.00%	10.25%		to	10.25%
2019	455	$1.20	to	$1.20	$547	2.90%	0.00%	to	0.00%	9.28%		to	9.28%
2018	384	$1.10	to	$1.10	$422	2.71%	0.00%	to	0.00%	(1.29%)		to	(1.29%)
Janus Hend VIT Gbl Tech Innov, Srv
2022	6,126	$1.01	to	$2.34	$34,653	—	0.20%	to	0.90%	3.74	%(9)	to	(37.69%)
2021	6,625	$6.64	to	$3.75	$59,305	0.11%	0.30%	to	0.90%	17.39%		to	16.69%
2020	7,289	$5.66	to	$3.21	$53,739	—	0.30%	to	0.90%	50.28%		to	49.38%
2019	7,220	$3.77	to	$2.15	$34,159	—	0.30%	to	0.90%	44.38%		to	43.52%
2018	7,750	$2.61	to	$1.50	$24,345	—	0.30%	to	0.90%	0.61%		to	0.00%
Janus Henderson VIT Overseas, Serv
2022	17,334	$1.16	to	$1.82	$36,993	1.71%	0.20%	to	0.90%	17.25	%(9)	to	(9.65%)
2021	17,623	$1.66	to	$2.01	$41,478	1.04%	0.30%	to	0.90%	12.95%		to	12.27%
2020	17,853	$1.47	to	$1.79	$37,284	1.21%	0.30%	to	0.90%	15.68%		to	14.98%
2019	19,652	$1.27	to	$1.56	$35,591	1.83%	0.30%	to	0.90%	26.33%		to	25.57%
2018	21,452	$1.01	to	$1.24	$30,707	1.65%	0.30%	to	0.90%	(15.39%)		to	(15.90%)
Janus Henderson VIT Res, Inst
2022	2,596	$1.33	to	$1.33	$3,464	0.21%	0.00%	to	0.00%	(29.89%)		to	(29.89%)
2021	1,254	$1.90	to	$1.90	$2,388	0.08%	0.00%	to	0.00%	20.33%		to	20.33%
2020	293	$1.58	to	$1.58	$464	0.45%	0.00%	to	0.00%	32.95%		to	32.95%
2019	112	$1.19	to	$1.19	$133	0.70%	0.00%	to	0.00%	18.81	%(6)	to	18.81	%(6)
Janus Henderson VIT Res, Serv
2022	3,380	$2.94	to	$2.73	$12,395	—	0.00%	to	0.90%	(30.06%)		to	(30.69%)
2021	3,568	$4.20	to	$3.94	$18,747	0.02%	0.00%	to	0.90%	20.05%		to	18.97%
2020	3,601	$3.50	to	$3.31	$15,839	0.22%	0.00%	to	0.90%	32.57%		to	31.39%
2019	3,750	$2.64	to	$2.52	$12,617	0.31%	0.00%	to	0.90%	35.23%		to	34.01%
2018	4,168	$1.95	to	$1.88	$10,313	0.36%	0.00%	to	0.90%	(2.84%)		to	(3.71%)
Lazard Ret Global Dyn MA, Inv
2022	308	$1.02	to	$1.02	$315	0.24%	0.00%	to	0.00%	(17.28%)		to	(17.28%)
2021	230	$1.24	to	$1.24	$284	2.50%	0.00%	to	0.00%	12.16%		to	12.16%
2020	179	$1.10	to	$1.10	$198	0.82%	0.00%	to	0.00%	0.96%		to	0.96%
2019	28	$1.09	to	$1.09	$31	0.04%	0.00%	to	0.00%	9.31	%(6)	to	9.31	%(6)
Lazard Ret Global Dyn MA, Serv
2022	1,060	$1.40	to	$1.17	$1,327	0.08%	0.00%	to	0.90%	(17.37%)		to	(18.11%)
2021	1,215	$1.69	to	$1.43	$1,850	2.79%	0.00%	to	0.90%	11.94%		to	10.93%
2020	1,966	$1.51	to	$1.29	$2,667	0.60%	0.00%	to	0.90%	0.81%		to	(0.10%)
2019	2,202	$1.50	to	$1.29	$2,952	0.05%	0.00%	to	0.90%	17.79%		to	16.73%
2018	2,416	$1.27	to	$1.11	$2,753	1.45%	0.00%	to	0.90%	(6.57%)		to	(7.41%)

172	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
MFS Mass Inv Gro Stock, Serv Cl
2022	18,613	$1.07	to	$2.16	$41,514	—	0.20%	to	0.90%	8.09	%(9)	to	(20.17%)
2021	19,515	$2.82	to	$2.71	$54,276	0.03%	0.30%	to	0.90%	25.28%		to	24.53%
2020	21,364	$2.25	to	$2.17	$47,491	0.22%	0.30%	to	0.90%	21.83%		to	21.10%
2019	22,675	$1.85	to	$1.79	$41,453	0.34%	0.30%	to	0.90%	39.17%		to	38.33%
2018	24,244	$1.33	to	$1.30	$31,898	0.33%	0.30%	to	0.90%	0.27%		to	(0.33%)
MFS New Dis, Serv Cl
2022	5,628	$1.04	to	$3.22	$26,224	—	0.20%	to	0.90%	5.44	%(9)	to	(30.62%)
2021	5,906	$3.55	to	$4.65	$39,453	—	0.30%	to	0.90%	1.27%		to	0.66%
2020	6,018	$3.50	to	$4.62	$39,984	—	0.30%	to	0.90%	45.15%		to	44.28%
2019	6,154	$2.41	to	$3.20	$28,454	—	0.30%	to	0.90%	40.85%		to	40.01%
2018	6,336	$1.71	to	$2.28	$20,826	—	0.30%	to	0.90%	(2.01%)		to	(2.60%)
MFS Utilities, Init Cl
2022	1,767	$1.40	to	$1.40	$2,470	2.57%	0.00%	to	0.00%	0.76%		to	0.76%
2021	1,078	$1.39	to	$1.39	$1,495	1.76%	0.00%	to	0.00%	14.09%		to	14.09%
2020	598	$1.22	to	$1.22	$727	2.79%	0.00%	to	0.00%	5.90%		to	5.90%
2019	228	$1.15	to	$1.15	$261	5.24%	0.00%	to	0.00%	15.19	%(6)	to	15.19	%(6)
MFS Utilities, Serv Cl
2022	8,179	$2.34	to	$6.40	$27,068	2.27%	0.00%	to	0.90%	0.48%		to	(0.42%)
2021	7,307	$2.33	to	$6.42	$24,415	1.53%	0.00%	to	0.90%	13.82%		to	12.80%
2020	7,495	$2.05	to	$5.69	$22,350	2.21%	0.00%	to	0.90%	5.62%		to	4.67%
2019	8,490	$1.94	to	$5.44	$24,381	3.79%	0.00%	to	0.90%	24.80%		to	23.68%
2018	8,556	$1.55	to	$4.40	$20,516	0.84%	0.00%	to	0.90%	0.81%		to	(0.10%)
MS VIF Dis, Cl I
2022	3,634	$0.94	to	$0.94	$3,430	—	0.00%	to	0.00%	(62.96%)		to	(62.96%)
2021	2,007	$2.55	to	$2.55	$5,117	—	0.00%	to	0.00%	(11.06%)		to	(11.06%)
2020	1,054	$2.87	to	$2.87	$3,020	—	0.00%	to	0.00%	152.30%		to	152.30%
2019	355	$1.14	to	$1.14	$403	—	0.00%	to	0.00%	12.49	%(6)	to	12.49	%(6)
MS VIF Dis, Cl II
2022	5,392	$2.23	to	$2.26	$15,695	—	0.00%	to	0.90%	(62.97%)		to	(63.30%)
2021	5,974	$6.02	to	$6.15	$46,836	—	0.00%	to	0.90%	(11.19%)		to	(11.99%)
2020	6,550	$6.78	to	$6.98	$58,195	—	0.00%	to	0.90%	152.04%		to	149.79%
2019	4,958	$2.69	to	$2.80	$17,875	—	0.00%	to	0.90%	39.97%		to	38.71%
2018	4,343	$1.92	to	$2.02	$11,205	—	0.00%	to	0.90%	10.53%		to	9.53%
MS VIF Global Real Est, Cl II
2022	3,551	$1.09	to	$0.94	$5,689	4.61%	0.20%	to	0.90%	10.43	%(9)	to	(26.86%)
2021	4,169	$1.52	to	$1.28	$9,239	2.23%	0.30%	to	0.90%	23.46%		to	22.72%
2020	4,040	$1.23	to	$1.04	$6,830	4.30%	0.30%	to	0.90%	(15.11%)		to	(15.62%)
2019	5,039	$1.45	to	$1.24	$9,894	2.59%	0.30%	to	0.90%	17.70%		to	17.00%
2018	4,762	$1.24	to	$1.06	$8,102	3.13%	0.30%	to	0.90%	(8.48%)		to	(9.03%)
NB AMT Sus Eq, Cl I
2022	1,161	$1.36	to	$1.36	$1,576	0.45%	0.00%	to	0.00%	(18.45%)		to	(18.45%)
2021	387	$1.66	to	$1.66	$644	0.46%	0.00%	to	0.00%	23.48%		to	23.48%
2020	148	$1.35	to	$1.35	$199	0.79%	0.00%	to	0.00%	19.56%		to	19.56%
2019	81	$1.13	to	$1.13	$91	0.70%	0.00%	to	0.00%	12.46	%(6)	to	12.46	%(6)
NB AMT Sus Eq, Cl S
2022	258	$2.84	to	$2.84	$731	0.13%	0.00%	to	0.00%	(18.65%)		to	(18.65%)
2021	266	$3.49	to	$3.49	$927	0.19%	0.00%	to	0.00%	23.16%		to	23.16%
2020	255	$2.83	to	$2.83	$721	0.41%	0.00%	to	0.00%	19.28%		to	19.28%
2019	210	$2.37	to	$2.37	$499	0.31%	0.00%	to	0.00%	25.58%		to	25.58%
2018	175	$1.89	to	$1.89	$330	0.24%	0.00%	to	0.00%	(5.94%)		to	(5.94%)

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	173

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
NB AMT US Eq Index PW Strat, Cl S
2022	757	$1.21	to	$1.12	$892	—	0.00%	to	0.90%	(11.28%)		to	(12.07%)
2021	502	$1.37	to	$1.28	$670	0.32%	0.00%	to	0.90%	17.94%		to	16.89%
2020	444	$1.16	to	$1.09	$503	0.83%	0.00%	to	0.90%	8.26%		to	7.29%
2019	419	$1.07	to	$1.02	$440	0.14%	0.00%	to	0.90%	15.26%		to	14.22%
2018	526	$0.93	to	$0.89	$480	—	0.00%	to	0.90%	(6.78%)		to	(7.62%)
PIMCO VIT All Asset, Advisor Cl
2022	6,499	$1.41	to	$1.69	$11,758	7.59%	0.00%	to	0.90%	(11.87%)		to	(12.66%)
2021	6,552	$1.60	to	$1.94	$13,665	10.90%	0.00%	to	0.90%	16.04%		to	15.00%
2020	7,112	$1.38	to	$1.68	$12,828	4.84%	0.00%	to	0.90%	7.91%		to	6.94%
2019	8,557	$1.28	to	$1.57	$14,439	2.81%	0.00%	to	0.90%	11.74%		to	10.74%
2018	9,330	$1.15	to	$1.42	$14,186	2.98%	0.00%	to	0.90%	(5.45%)		to	(6.30%)
PIMCO VIT All Asset, Inst Cl
2022	167	$1.19	to	$1.19	$198	8.02%	0.00%	to	0.00%	(11.66%)		to	(11.66%)
2021	112	$1.34	to	$1.34	$150	10.93%	0.00%	to	0.00%	16.41%		to	16.41%
2020	86	$1.15	to	$1.15	$99	5.75%	0.00%	to	0.00%	8.17%		to	8.17%
2019	42	$1.07	to	$1.07	$45	3.67%	0.00%	to	0.00%	6.52	%(6)	to	6.52	%(6)
PIMCO VIT Glb Man As Alloc, Adv Cl
2022	319	$1.38	to	$1.38	$441	2.50%	0.00%	to	0.00%	(18.40%)		to	(18.40%)
2021	76	$1.70	to	$1.70	$129	2.32%	0.00%	to	0.00%	12.60%		to	12.60%
2020	79	$1.51	to	$1.51	$120	7.82%	0.00%	to	0.00%	16.71%		to	16.71%
2019	75	$1.29	to	$1.29	$97	1.96%	0.00%	to	0.00%	16.96%		to	16.96%
2018	109	$1.10	to	$1.10	$121	1.57%	0.00%	to	0.00%	(5.61%)		to	(5.61%)
PIMCO VIT Tot Return, Advisor Cl
2022	10,438	$1.11	to	$1.00	$10,911	2.51%	0.00%	to	0.90%	(14.39%)		to	(15.15%)
2021	10,893	$1.29	to	$1.18	$13,353	1.72%	0.00%	to	0.90%	(1.36%)		to	(2.25%)
2020	12,119	$1.31	to	$1.21	$15,103	1.96%	0.00%	to	0.90%	8.54%		to	7.57%
2019	6,815	$1.21	to	$1.13	$7,856	2.87%	0.00%	to	0.90%	8.25%		to	7.28%
2018	3,999	$1.11	to	$1.05	$4,284	2.45%	0.00%	to	0.90%	(0.63%)		to	(1.53%)
PIMCO VIT Tot Return, Inst Cl
2022	1,650	$0.99	to	$0.99	$1,627	2.85%	0.00%	to	0.00%	(14.17%)		to	(14.17%)
2021	1,031	$1.15	to	$1.15	$1,184	1.99%	0.00%	to	0.00%	(1.12%)		to	(1.12%)
2020	464	$1.16	to	$1.16	$539	2.19%	0.00%	to	0.00%	8.81%		to	8.81%
2019	142	$1.07	to	$1.07	$152	3.02%	0.00%	to	0.00%	6.85	%(6)	to	6.85	%(6)
Put VT Global Hlth Care, Cl IA
2022	432	$1.03	to	$1.03	$443	—	0.00%	to	0.00%	3.27	%(8)	to	3.27	%(8)
Put VT Global Hlth Care, Cl IB
2022	7,234	$1.02	to	$4.66	$28,236	0.40%	0.00%	to	0.90%	3.12	%(8)	to	(5.53%)
2021	6,243	$3.50	to	$4.93	$29,500	1.08%	0.30%	to	0.90%	19.04%		to	18.33%
2020	6,443	$2.94	to	$4.17	$25,621	0.46%	0.30%	to	0.90%	15.93%		to	15.24%
2019	6,068	$2.54	to	$3.62	$21,109	—	0.30%	to	0.90%	29.90%		to	29.13%
2018	6,501	$1.95	to	$2.80	$17,504	0.97%	0.30%	to	0.90%	(0.89%)		to	(1.49%)
Put VT Hi Yield, Cl IB
2022	1,916	$2.50	to	$2.56	$4,816	5.21%	0.45%	to	0.90%	(12.00%)		to	(12.39%)
2021	2,053	$2.84	to	$2.92	$5,871	4.79%	0.45%	to	0.90%	4.51%		to	4.03%
2020	2,232	$2.72	to	$2.81	$6,114	5.90%	0.45%	to	0.90%	4.74%		to	4.26%
2019	2,581	$2.60	to	$2.69	$6,763	5.98%	0.45%	to	0.90%	13.89%		to	13.37%
2018	2,860	$2.28	to	$2.38	$6,586	5.76%	0.45%	to	0.90%	(4.50%)		to	(4.93%)
Put VT Intl Eq, Cl IB
2022	3,258	$1.15	to	$1.90	$6,565	1.56%	0.20%	to	0.90%	16.28	%(9)	to	(15.53%)
2021	3,271	$1.86	to	$2.25	$7,787	1.15%	0.30%	to	0.90%	8.49%		to	7.85%
2020	3,020	$1.71	to	$2.09	$6,531	1.54%	0.30%	to	0.90%	11.76%		to	11.09%
2019	2,706	$1.53	to	$1.88	$5,321	1.36%	0.30%	to	0.90%	24.78%		to	24.03%
2018	2,967	$1.23	to	$1.52	$4,766	1.34%	0.30%	to	0.90%	(19.36%)		to	(19.84%)

174	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
Put VT Sus Leaders, Cl IA
2022	20,480	$6.31	to	$5.33	$118,584	0.83%	0.45%	to	0.90%	(23.07%)		to	(23.41%)
2021	21,923	$8.20	to	$6.96	$165,256	0.34%	0.45%	to	0.90%	23.28%		to	22.73%
2020	23,599	$6.65	to	$5.67	$144,393	0.64%	0.45%	to	0.90%	28.48%		to	27.91%
2019	25,920	$5.18	to	$4.43	$123,672	0.68%	0.45%	to	0.90%	36.11%		to	35.50%
2018	28,382	$3.80	to	$3.27	$99,618	0.01%	0.45%	to	0.90%	(1.73%)		to	(2.17%)
Put VT Sus Leaders, Cl IB
2022	1,165	$1.04	to	$3.99	$4,485	0.56%	0.20%	to	0.90%	5.04	%(9)	to	(23.60%)
2021	1,230	$4.57	to	$5.22	$6,234	0.14%	0.30%	to	0.90%	23.16%		to	22.43%
2020	1,239	$3.71	to	$4.26	$5,145	0.41%	0.30%	to	0.90%	28.51%		to	27.74%
2019	1,202	$2.89	to	$3.34	$3,889	0.43%	0.30%	to	0.90%	35.95%		to	35.14%
2018	1,113	$2.13	to	$2.47	$2,662	—	0.30%	to	0.90%	(1.82%)		to	(2.41%)
Royce Micro-Cap, Invest Cl
2022	7,418	$3.43	to	$4.88	$27,319	—	0.45%	to	0.90%	(22.78%)		to	(23.13%)
2021	7,906	$4.45	to	$6.35	$37,739	—	0.45%	to	0.90%	29.40%		to	28.82%
2020	8,609	$3.44	to	$4.93	$31,936	—	0.45%	to	0.90%	23.24%		to	22.68%
2019	9,643	$2.79	to	$4.02	$29,104	—	0.45%	to	0.90%	19.02%		to	18.48%
2018	10,454	$2.34	to	$3.39	$26,556	—	0.45%	to	0.90%	(9.46%)		to	(9.86%)
Temp Global Bond, Cl 1
2022	608	$0.85	to	$0.85	$519	—	0.00%	to	0.00%	(4.85%)		to	(4.85%)
2021	248	$0.90	to	$0.90	$223	—	0.00%	to	0.00%	(4.62%)		to	(4.62%)
2020	152	$0.94	to	$0.94	$143	7.82%	0.00%	to	0.00%	(5.07%)		to	(5.07%)
2019	73	$0.99	to	$0.99	$72	2.65%	0.00%	to	0.00%	(0.96	%)(6)	to	(0.96	%)(6)
Temp Global Bond, Cl 2
2022	3,373	$0.93	to	$0.82	$2,913	—	0.00%	to	0.90%	(4.95%)		to	(5.80%)
2021	3,391	$0.98	to	$0.87	$3,085	—	0.00%	to	0.90%	(4.99%)		to	(5.84%)
2020	3,686	$1.03	to	$0.92	$3,542	8.39%	0.00%	to	0.90%	(5.28%)		to	(6.13%)
2019	3,922	$1.08	to	$0.98	$3,987	7.27%	0.00%	to	0.90%	2.01%		to	1.10%
2018	3,892	$1.06	to	$0.97	$3,883	—	0.00%	to	0.90%	1.94%		to	1.02%
Third Ave VST Third Ave Value
2022	8,118	$3.04	to	$3.79	$25,991	1.49%	0.45%	to	0.90%	15.59%		to	15.07%
2021	8,504	$2.63	to	$3.30	$23,592	0.69%	0.45%	to	0.90%	21.51%		to	20.97%
2020	9,147	$2.17	to	$2.73	$20,951	2.67%	0.45%	to	0.90%	(2.83%)		to	(3.27%)
2019	9,991	$2.23	to	$2.82	$23,640	0.27%	0.45%	to	0.90%	11.96%		to	11.45%
2018	10,915	$1.99	to	$2.53	$23,113	1.84%	0.45%	to	0.90%	(20.70%)		to	(21.06%)
VanEck VIP Global Gold, Cl S
2022	4,927	$1.23	to	$1.07	$5,555	—	0.00%	to	0.90%	(13.36%)		to	(14.13%)
2021	4,425	$1.42	to	$1.25	$5,768	11.15%	0.00%	to	0.90%	(14.01%)		to	(14.78%)
2020	5,145	$1.65	to	$1.46	$7,830	2.86%	0.00%	to	0.90%	38.62%		to	37.38%
2019	3,770	$1.19	to	$1.07	$4,141	—	0.00%	to	0.90%	38.75%		to	37.50%
2018	3,569	$0.86	to	$0.78	$2,835	3.02%	0.00%	to	0.90%	(15.70%)		to	(16.46%)
VP Aggr, Cl 1
2022	50,815	$1.22	to	$1.22	$61,911	—	0.00%	to	0.00%	(17.99%)		to	(17.99%)
2021	29,035	$1.49	to	$1.49	$43,136	—	0.00%	to	0.00%	16.03%		to	16.03%
2020	11,213	$1.28	to	$1.28	$14,357	—	0.00%	to	0.00%	15.30%		to	15.30%
2019	3,674	$1.11	to	$1.11	$4,079	—	0.00%	to	0.00%	10.93	%(6)	to	10.93	%(6)
VP Aggr, Cl 2
2022	154,880	$2.00	to	$2.14	$323,447	—	0.00%	to	0.90%	(18.19%)		to	(18.92%)
2021	148,828	$2.44	to	$2.64	$381,718	—	0.00%	to	0.90%	15.76%		to	14.72%
2020	145,597	$2.11	to	$2.30	$324,256	—	0.00%	to	0.90%	14.99%		to	13.96%
2019	148,099	$1.84	to	$2.02	$288,958	—	0.00%	to	0.90%	21.59%		to	20.50%
2018	147,086	$1.51	to	$1.67	$237,916	—	0.00%	to	0.90%	(8.58%)		to	(9.41%)

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	175

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VP Aggr, Cl 4
2022	152,995	$1.07	to	$2.14	$325,260	—	0.20%	to	0.90%	7.96	%(9)	to	(18.92%)
2021	158,006	$2.33	to	$2.64	$412,243	—	0.30%	to	0.90%	15.43%		to	14.74%
2020	165,392	$2.02	to	$2.30	$374,911	—	0.30%	to	0.90%	14.62%		to	13.93%
2019	177,281	$1.76	to	$2.02	$351,736	—	0.30%	to	0.90%	21.31%		to	20.59%
2018	191,455	$1.45	to	$1.68	$314,468	—	0.30%	to	0.90%	(8.89%)		to	(9.44%)
VP Conserv, Cl 1
2022	976	$1.03	to	$1.03	$1,002	—	0.00%	to	0.00%	(15.26%)		to	(15.26%)
2021	953	$1.21	to	$1.21	$1,155	—	0.00%	to	0.00%	3.05%		to	3.05%
2020	253	$1.18	to	$1.18	$297	—	0.00%	to	0.00%	9.55%		to	9.55%
2019	149	$1.07	to	$1.07	$160	—	0.00%	to	0.00%	7.31	%(6)	to	7.31	%(6)
VP Conserv, Cl 2
2022	16,047	$1.24	to	$1.26	$20,754	—	0.00%	to	0.90%	(15.54%)		to	(16.30%)
2021	16,880	$1.47	to	$1.51	$26,018	—	0.00%	to	0.90%	2.82%		to	1.89%
2020	21,852	$1.43	to	$1.48	$32,926	—	0.00%	to	0.90%	9.30%		to	8.32%
2019	11,798	$1.30	to	$1.37	$16,251	—	0.00%	to	0.90%	10.75%		to	9.76%
2018	11,230	$1.18	to	$1.25	$14,115	—	0.00%	to	0.90%	(2.95%)		to	(3.82%)
VP Conserv, Cl 4
2022	15,526	$1.03	to	$1.26	$20,096	—	0.20%	to	0.90%	3.31	%(9)	to	(16.25%)
2021	16,745	$1.41	to	$1.51	$25,785	—	0.30%	to	0.90%	2.51%		to	1.90%
2020	19,543	$1.38	to	$1.48	$29,322	—	0.30%	to	0.90%	8.91%		to	8.26%
2019	16,344	$1.26	to	$1.37	$22,424	—	0.30%	to	0.90%	10.42%		to	9.76%
2018	14,037	$1.14	to	$1.25	$17,617	—	0.30%	to	0.90%	(3.17%)		to	(3.76%)
VP Man Vol Conserv, Cl 1
2022	402	$1.02	to	$1.02	$410	—	0.00%	to	0.00%	(15.75%)		to	(15.75%)
2021	336	$1.21	to	$1.21	$407	—	0.00%	to	0.00%	2.91%		to	2.91%
2020	297	$1.18	to	$1.18	$349	—	0.00%	to	0.00%	8.35%		to	8.35%
2019	37	$1.08	to	$1.08	$40	—	0.00%	to	0.00%	8.45	%(6)	to	8.45	%(6)
VP Man Vol Conserv, Cl 2
2022	2,548	$1.13	to	$1.05	$2,783	—	0.00%	to	0.90%	(15.99%)		to	(16.74%)
2021	2,829	$1.35	to	$1.26	$3,687	—	0.00%	to	0.90%	2.63%		to	1.71%
2020	5,350	$1.31	to	$1.24	$6,839	—	0.00%	to	0.90%	8.12%		to	7.15%
2019	2,952	$1.21	to	$1.16	$3,492	—	0.00%	to	0.90%	11.92%		to	10.91%
2018	1,593	$1.09	to	$1.04	$1,686	—	0.00%	to	0.90%	(2.58%)		to	(3.46%)
VP Man Vol Conserv Gro, Cl 1
2022	921	$1.05	to	$1.05	$964	—	0.00%	to	0.00%	(16.88%)		to	(16.88%)
2021	757	$1.26	to	$1.26	$954	—	0.00%	to	0.00%	5.77%		to	5.77%
2020	454	$1.19	to	$1.19	$541	—	0.00%	to	0.00%	9.35%		to	9.35%
2019	188	$1.09	to	$1.09	$204	—	0.00%	to	0.00%	8.81	%(6)	to	8.81	%(6)
VP Man Vol Conserv Gro, Cl 2
2022	4,562	$1.19	to	$1.10	$5,217	—	0.00%	to	0.90%	(17.06%)		to	(17.81%)
2021	5,248	$1.43	to	$1.34	$7,264	—	0.00%	to	0.90%	5.45%		to	4.51%
2020	5,346	$1.36	to	$1.28	$7,037	—	0.00%	to	0.90%	9.15%		to	8.17%
2019	4,191	$1.24	to	$1.18	$5,088	—	0.00%	to	0.90%	14.00%		to	12.97%
2018	4,456	$1.09	to	$1.05	$4,758	—	0.00%	to	0.90%	(4.30%)		to	(5.16%)
VP Man Vol Gro, Cl 1
2022	15,570	$1.11	to	$1.11	$17,271	—	0.00%	to	0.00%	(19.22%)		to	(19.22%)
2021	10,636	$1.37	to	$1.37	$14,605	—	0.00%	to	0.00%	12.22%		to	12.22%
2020	4,940	$1.22	to	$1.22	$6,044	—	0.00%	to	0.00%	11.56%		to	11.56%
2019	1,799	$1.10	to	$1.10	$1,973	—	0.00%	to	0.00%	9.52	%(6)	to	9.52	%(6)

176	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VP Man Vol Gro, Cl 2
2022	32,153	$1.30	to	$1.20	$40,637	—	0.00%	to	0.90%	(19.43%)		to	(20.15%)
2021	33,101	$1.61	to	$1.51	$52,199	—	0.00%	to	0.90%	11.89%		to	10.89%
2020	35,243	$1.44	to	$1.36	$49,789	—	0.00%	to	0.90%	11.30%		to	10.30%
2019	38,883	$1.30	to	$1.23	$49,401	—	0.00%	to	0.90%	18.26%		to	17.20%
2018	39,162	$1.10	to	$1.05	$42,174	—	0.00%	to	0.90%	(7.73%)		to	(8.56%)
VP Man Vol Mod Gro, Cl 1
2022	12,316	$1.08	to	$1.08	$13,321	—	0.00%	to	0.00%	(17.94%)		to	(17.94%)
2021	8,411	$1.32	to	$1.32	$11,086	—	0.00%	to	0.00%	9.02%		to	9.02%
2020	3,495	$1.21	to	$1.21	$4,226	—	0.00%	to	0.00%	10.62%		to	10.62%
2019	993	$1.09	to	$1.09	$1,085	—	0.00%	to	0.00%	9.21	%(6)	to	9.21	%(6)
VP Man Vol Mod Gro, Cl 2
2022	30,515	$1.26	to	$1.16	$37,157	—	0.00%	to	0.90%	(18.15%)		to	(18.89%)
2021	31,835	$1.53	to	$1.43	$47,482	—	0.00%	to	0.90%	8.70%		to	7.72%
2020	32,529	$1.41	to	$1.33	$44,786	—	0.00%	to	0.90%	10.37%		to	9.38%
2019	29,853	$1.28	to	$1.22	$37,298	—	0.00%	to	0.90%	16.17%		to	15.13%
2018	29,200	$1.10	to	$1.06	$31,490	—	0.00%	to	0.90%	(5.85%)		to	(6.70%)
VP Mod, Cl 1
2022	32,712	$1.13	to	$1.13	$36,939	—	0.00%	to	0.00%	(16.42%)		to	(16.42%)
2021	18,995	$1.35	to	$1.35	$25,663	—	0.00%	to	0.00%	9.31%		to	9.31%
2020	7,609	$1.24	to	$1.24	$9,404	—	0.00%	to	0.00%	13.12%		to	13.12%
2019	3,120	$1.09	to	$1.09	$3,409	—	0.00%	to	0.00%	9.26	%(6)	to	9.26	%(6)
VP Mod, Cl 2
2022	207,403	$1.59	to	$1.69	$351,694	—	0.00%	to	0.90%	(16.61%)		to	(17.35%)
2021	219,117	$1.91	to	$2.05	$448,231	—	0.00%	to	0.90%	9.00%		to	8.03%
2020	222,654	$1.75	to	$1.90	$420,315	—	0.00%	to	0.90%	12.87%		to	11.85%
2019	227,793	$1.55	to	$1.69	$383,237	—	0.00%	to	0.90%	16.13%		to	15.09%
2018	231,275	$1.34	to	$1.47	$337,446	—	0.00%	to	0.90%	(5.57%)		to	(6.42%)
VP Mod, Cl 4
2022	282,125	$1.05	to	$1.70	$484,159	—	0.20%	to	0.90%	5.51	%(9)	to	(17.33%)
2021	304,930	$1.83	to	$2.05	$630,044	—	0.30%	to	0.90%	8.72%		to	8.07%
2020	319,471	$1.69	to	$1.90	$608,612	—	0.30%	to	0.90%	12.45%		to	11.78%
2019	343,553	$1.50	to	$1.70	$583,300	—	0.30%	to	0.90%	15.83%		to	15.14%
2018	370,021	$1.29	to	$1.47	$544,448	—	0.30%	to	0.90%	(5.85%)		to	(6.42%)
VP Mod Aggr, Cl 1
2022	106,704	$1.17	to	$1.17	$124,844	—	0.00%	to	0.00%	(17.38%)		to	(17.38%)
2021	65,043	$1.42	to	$1.42	$92,106	—	0.00%	to	0.00%	12.61%		to	12.61%
2020	29,363	$1.26	to	$1.26	$36,923	—	0.00%	to	0.00%	14.26%		to	14.26%
2019	8,970	$1.10	to	$1.10	$9,871	—	0.00%	to	0.00%	9.99	%(6)	to	9.99	%(6)
VP Mod Aggr, Cl 2
2022	348,746	$1.78	to	$1.90	$650,500	—	0.00%	to	0.90%	(17.59%)		to	(18.33%)
2021	357,969	$2.16	to	$2.33	$813,230	—	0.00%	to	0.90%	12.31%		to	11.30%
2020	357,294	$1.92	to	$2.10	$726,401	—	0.00%	to	0.90%	14.03%		to	13.01%
2019	366,784	$1.69	to	$1.85	$659,245	—	0.00%	to	0.90%	18.71%		to	17.65%
2018	366,697	$1.42	to	$1.58	$559,645	—	0.00%	to	0.90%	(7.03%)		to	(7.87%)
VP Mod Aggr, Cl 4
2022	483,099	$1.06	to	$1.91	$921,539	—	0.20%	to	0.90%	6.74	%(9)	to	(18.30%)
2021	501,422	$2.07	to	$2.34	$1,166,624	—	0.30%	to	0.90%	12.00%		to	11.33%
2020	523,905	$1.85	to	$2.10	$1,089,410	—	0.30%	to	0.90%	13.67%		to	12.99%
2019	566,475	$1.62	to	$1.86	$1,037,870	—	0.30%	to	0.90%	18.39%		to	17.68%
2018	609,531	$1.37	to	$1.58	$947,454	—	0.30%	to	0.90%	(7.36%)		to	(7.91%)

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	177

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VP Mod Conserv, Cl 1
2022	1,675	$1.07	to	$1.07	$1,801	—	0.00%	to	0.00%	(15.93%)		to	(15.93%)
2021	1,234	$1.28	to	$1.28	$1,578	—	0.00%	to	0.00%	5.99%		to	5.99%
2020	813	$1.21	to	$1.21	$981	—	0.00%	to	0.00%	11.28%		to	11.28%
2019	141	$1.08	to	$1.08	$153	—	0.00%	to	0.00%	8.39	%(6)	to	8.39	%(6)
VP Mod Conserv, Cl 2
2022	29,163	$1.40	to	$1.46	$43,275	—	0.00%	to	0.90%	(16.09%)		to	(16.84%)
2021	31,917	$1.67	to	$1.76	$56,512	—	0.00%	to	0.90%	5.74%		to	4.79%
2020	36,946	$1.58	to	$1.68	$62,370	—	0.00%	to	0.90%	11.00%		to	10.01%
2019	32,291	$1.42	to	$1.52	$49,591	—	0.00%	to	0.90%	13.52%		to	12.50%
2018	31,628	$1.25	to	$1.35	$43,091	—	0.00%	to	0.90%	(4.12%)		to	(4.99%)
VP Mod Conserv, Cl 4
2022	37,850	$1.04	to	$1.46	$56,077	—	0.20%	to	0.90%	4.54	%(9)	to	(16.85%)
2021	41,862	$1.61	to	$1.76	$74,134	—	0.30%	to	0.90%	5.47%		to	4.84%
2020	48,949	$1.52	to	$1.68	$82,043	—	0.30%	to	0.90%	10.65%		to	9.99%
2019	49,660	$1.38	to	$1.53	$75,729	—	0.30%	to	0.90%	13.15%		to	12.47%
2018	50,525	$1.22	to	$1.36	$68,361	—	0.30%	to	0.90%	(4.34%)		to	(4.92%)
VP Ptnrs Core Bond, Cl 1
2022	546	$1.00	to	$1.00	$544	1.73%	0.00%	to	0.00%	(13.29%)		to	(13.29%)
2021	397	$1.15	to	$1.15	$455	1.57%	0.00%	to	0.00%	(1.24%)		to	(1.24%)
2020	203	$1.16	to	$1.16	$236	1.87%	0.00%	to	0.00%	8.27%		to	8.27%
2019	83	$1.07	to	$1.07	$89	0.05%	0.00%	to	0.00%	7.38	%(6)	to	7.38	%(6)
VP Ptnrs Core Bond, Cl 2
2022	407	$1.09	to	$1.09	$444	1.33%	0.00%	to	0.00%	(13.60%)		to	(13.60%)
2021	764	$1.26	to	$1.26	$964	1.16%	0.00%	to	0.00%	(1.41%)		to	(1.41%)
2020	699	$1.28	to	$1.28	$895	1.85%	0.00%	to	0.00%	7.97%		to	7.97%
2019	355	$1.19	to	$1.19	$421	2.22%	0.00%	to	0.00%	8.39%		to	8.39%
2018	304	$1.09	to	$1.09	$332	2.35%	0.00%	to	0.00%	(0.35%)		to	(0.35%)
VP Ptnrs Core Eq, Cl 1
2022	364	$1.41	to	$1.41	$514	—	0.00%	to	0.00%	(17.33%)		to	(17.33%)
2021	160	$1.71	to	$1.71	$274	—	0.00%	to	0.00%	29.45%		to	29.45%
2020	15	$1.32	to	$1.32	$20	—	0.00%	to	0.00%	17.02%		to	17.02%
2019	4	$1.13	to	$1.13	$4	—	0.00%	to	0.00%	12.66	%(6)	to	12.66	%(6)
VP Ptnrs Core Eq, Cl 2
2022	197	$2.77	to	$2.77	$546	—	0.00%	to	0.00%	(17.55%)		to	(17.55%)
2021	178	$3.35	to	$3.35	$597	—	0.00%	to	0.00%	29.18%		to	29.18%
2020	163	$2.60	to	$2.60	$424	—	0.00%	to	0.00%	16.73%		to	16.73%
2019	118	$2.22	to	$2.22	$263	—	0.00%	to	0.00%	26.20%		to	26.20%
2018	112	$1.76	to	$1.76	$197	—	0.00%	to	0.00%	(8.20%)		to	(8.20%)
VP Ptnrs Core Eq, Cl 3
2022	1,667	$1.06	to	$2.24	$5,869	—	0.20%	to	0.90%	6.59	%(9)	to	(18.17%)
2021	1,815	$3.22	to	$2.74	$7,679	—	0.30%	to	0.90%	28.95%		to	28.18%
2020	1,929	$2.50	to	$2.14	$6,275	—	0.30%	to	0.90%	16.49%		to	15.80%
2019	2,154	$2.14	to	$1.85	$5,885	—	0.30%	to	0.90%	26.00%		to	25.25%
2018	2,416	$1.70	to	$1.48	$5,213	—	0.30%	to	0.90%	(8.36%)		to	(8.91%)
VP Ptnrs Intl Core Eq, Cl 1
2022	1,575	$1.10	to	$1.10	$1,737	1.92%	0.00%	to	0.00%	(19.51%)		to	(19.51%)
2021	1,040	$1.37	to	$1.37	$1,425	1.53%	0.00%	to	0.00%	13.55%		to	13.55%
2020	263	$1.21	to	$1.21	$317	0.17%	0.00%	to	0.00%	11.16%		to	11.16%
2019	129	$1.09	to	$1.09	$140	2.20%	0.00%	to	0.00%	8.37	%(6)	to	8.37	%(6)

178	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VP Ptnrs Intl Core Eq, Cl 2
2022	1,209	$1.45	to	$1.45	$1,748	1.90%	0.00%	to	0.00%	(19.64%)		to	(19.64%)
2021	1,269	$1.80	to	$1.80	$2,284	1.38%	0.00%	to	0.00%	13.18%		to	13.18%
2020	494	$1.59	to	$1.59	$785	0.18%	0.00%	to	0.00%	10.96%		to	10.96%
2019	413	$1.43	to	$1.43	$592	2.55%	0.00%	to	0.00%	18.41%		to	18.41%
2018	389	$1.21	to	$1.21	$471	2.05%	0.00%	to	0.00%	(16.69%)		to	(16.69%)
VP Ptnrs Intl Gro, Cl 1
2022	3,039	$1.14	to	$1.14	$3,463	—	0.00%	to	0.00%	(26.69%)		to	(26.69%)
2021	1,925	$1.55	to	$1.55	$2,993	0.04%	0.00%	to	0.00%	10.63%		to	10.63%
2020	618	$1.41	to	$1.41	$868	0.16%	0.00%	to	0.00%	22.62%		to	22.62%
2019	212	$1.15	to	$1.15	$243	0.74%	0.00%	to	0.00%	14.04	%(6)	to	14.04	%(6)
VP Ptnrs Intl Gro, Cl 2
2022	3,488	$1.51	to	$1.51	$5,260	—	0.00%	to	0.00%	(26.87%)		to	(26.87%)
2021	3,294	$2.06	to	$2.06	$6,793	—	0.00%	to	0.00%	10.33%		to	10.33%
2020	2,677	$1.87	to	$1.87	$5,003	0.08%	0.00%	to	0.00%	22.30%		to	22.30%
2019	2,185	$1.53	to	$1.53	$3,339	0.92%	0.00%	to	0.00%	26.36%		to	26.36%
2018	2,162	$1.21	to	$1.21	$2,615	0.84%	0.00%	to	0.00%	(19.10%)		to	(19.10%)
VP Ptnrs Intl Val, Cl 1
2022	1,427	$1.00	to	$1.00	$1,424	2.17%	0.00%	to	0.00%	(11.46%)		to	(11.46%)
2021	921	$1.13	to	$1.13	$1,038	1.77%	0.00%	to	0.00%	11.80%		to	11.80%
2020	342	$1.01	to	$1.01	$345	0.44%	0.00%	to	0.00%	(3.82%)		to	(3.82%)
2019	100	$1.05	to	$1.05	$104	2.47%	0.00%	to	0.00%	4.42	%(6)	to	4.42	%(6)
VP Ptnrs Intl Val, Cl 2
2022	2,046	$1.35	to	$1.35	$2,760	2.13%	0.00%	to	0.00%	(11.75%)		to	(11.75%)
2021	1,947	$1.53	to	$1.53	$2,976	1.77%	0.00%	to	0.00%	11.64%		to	11.64%
2020	1,124	$1.37	to	$1.37	$1,540	0.68%	0.00%	to	0.00%	(4.14%)		to	(4.14%)
2019	1,121	$1.43	to	$1.43	$1,601	3.57%	0.00%	to	0.00%	13.20%		to	13.20%
2018	968	$1.26	to	$1.26	$1,221	2.56%	0.00%	to	0.00%	(17.48%)		to	(17.48%)
VP Ptnrs Sm Cap Gro, Cl 1
2022	530	$1.10	to	$1.10	$580	—	0.00%	to	0.00%	(28.97%)		to	(28.97%)
2021	371	$1.54	to	$1.54	$572	—	0.00%	to	0.00%	8.29%		to	8.29%
2020	129	$1.42	to	$1.42	$183	—	0.00%	to	0.00%	38.77%		to	38.77%
2019	43	$1.03	to	$1.03	$44	—	0.00%	to	0.00%	2.55	%(6)	to	2.55	%(6)
VP Ptnrs Sm Cap Gro, Cl 2
2022	355	$2.06	to	$2.06	$731	—	0.00%	to	0.00%	(29.13%)		to	(29.13%)
2021	368	$2.91	to	$2.91	$1,070	—	0.00%	to	0.00%	8.02%		to	8.02%
2020	339	$2.69	to	$2.69	$911	—	0.00%	to	0.00%	38.43%		to	38.43%
2019	263	$1.94	to	$1.94	$511	—	0.00%	to	0.00%	20.95%		to	20.95%
2018	224	$1.61	to	$1.61	$361	—	0.00%	to	0.00%	(4.88%)		to	(4.88%)
VP Ptnrs Sm Cap Val, Cl 1
2022	432	$1.14	to	$1.14	$494	—	0.00%	to	0.00%	(12.94%)		to	(12.94%)
2021	322	$1.31	to	$1.31	$422	—	0.00%	to	0.00%	24.01%		to	24.01%
2020	124	$1.06	to	$1.06	$132	—	0.00%	to	0.00%	4.27%		to	4.27%
2019	17	$1.02	to	$1.02	$18	—	0.00%	to	0.00%	1.97	%(6)	to	1.97	%(6)
VP Ptnrs Sm Cap Val, Cl 2
2022	506	$2.03	to	$2.03	$1,028	—	0.00%	to	0.00%	(13.16%)		to	(13.16%)
2021	609	$2.34	to	$2.34	$1,425	—	0.00%	to	0.00%	23.75%		to	23.75%
2020	268	$1.89	to	$1.89	$507	—	0.00%	to	0.00%	3.99%		to	3.99%
2019	246	$1.82	to	$1.82	$447	—	0.00%	to	0.00%	19.53%		to	19.53%
2018	229	$1.52	to	$1.52	$349	—	0.00%	to	0.00%	(13.72%)		to	(13.72%)

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	179

	At December 31					For the year ended December 31
	Units (000s)	Accumulation unit value lowest to highest(1)			Net assets (000s)	Investment income ratio(2)	Expense ratio lowest to highest(3)			Total return lowest to highest(1)(4)
VP Ptnrs Sm Cap Val, Cl 3
2022	4,385	$1.08	to	$3.31	$13,017	—	0.20%	to	0.90%	8.27	%(9)	to	(13.84%)
2021	4,687	$2.25	to	$3.84	$16,045	—	0.30%	to	0.90%	23.52%		to	22.78%
2020	4,998	$1.82	to	$3.13	$13,826	—	0.30%	to	0.90%	3.80%		to	3.18%
2019	5,162	$1.75	to	$3.03	$13,740	—	0.30%	to	0.90%	19.30%		to	18.58%
2018	5,460	$1.47	to	$2.56	$12,253	—	0.30%	to	0.90%	(13.86%)		to	(14.37%)
VP US Flex Conserv Gro, Cl 1
2022	285	$1.05	to	$1.05	$300	—	0.00%	to	0.00%	(16.54%)		to	(16.54%)
2021	112	$1.26	to	$1.26	$140	—	0.00%	to	0.00%	7.76%		to	7.76%
2020	80	$1.17	to	$1.17	$93	—	0.00%	to	0.00%	6.18%		to	6.18%
2019	—	$1.10	to	$1.10	$0	—	0.00%	to	0.00%	9.92	%(6)	to	9.92	%(6)
VP US Flex Gro, Cl 1
2022	5,639	$1.11	to	$1.11	$6,268	—	0.00%	to	0.00%	(18.54%)		to	(18.54%)
2021	3,562	$1.36	to	$1.36	$4,860	—	0.00%	to	0.00%	15.76%		to	15.76%
2020	784	$1.18	to	$1.18	$924	—	0.00%	to	0.00%	5.07%		to	5.07%
2019	115	$1.12	to	$1.12	$129	—	0.00%	to	0.00%	12.09	%(6)	to	12.09	%(6)
VP US Flex Mod Gro, Cl 1
2022	3,147	$1.08	to	$1.08	$3,413	—	0.00%	to	0.00%	(17.36%)		to	(17.36%)
2021	2,247	$1.31	to	$1.31	$2,948	—	0.00%	to	0.00%	11.71%		to	11.71%
2020	1,337	$1.17	to	$1.17	$1,571	—	0.00%	to	0.00%	5.74%		to	5.74%
2019	267	$1.11	to	$1.11	$297	—	0.00%	to	0.00%	11.01	%(6)	to	11.01	%(6)
Wanger Acorn
2022	21,324	$1.01	to	$4.65	$82,361	—	0.20%	to	0.90%	2.29	%(9)	to	(34.06%)
2021	22,005	$3.35	to	$7.05	$128,789	0.75%	0.30%	to	0.90%	8.57%		to	7.92%
2020	23,590	$3.09	to	$6.53	$127,425	—	0.30%	to	0.90%	23.86%		to	23.11%
2019	26,202	$2.49	to	$5.30	$115,353	0.26%	0.30%	to	0.90%	30.71%		to	29.93%
2018	28,625	$1.91	to	$4.08	$97,347	0.09%	0.30%	to	0.90%	(1.76%)		to	(2.35%)
Wanger Intl
2022	26,402	$1.15	to	$2.42	$63,137	0.92%	0.20%	to	0.90%	15.79	%(9)	to	(34.44%)
2021	27,689	$2.23	to	$3.69	$100,656	0.55%	0.30%	to	0.90%	18.45%		to	17.74%
2020	29,062	$1.88	to	$3.14	$89,520	2.03%	0.30%	to	0.90%	14.02%		to	13.34%
2019	32,683	$1.65	to	$2.77	$89,412	0.82%	0.30%	to	0.90%	29.60%		to	28.83%
2018	35,663	$1.27	to	$2.15	$75,740	2.03%	0.30%	to	0.90%	(17.95%)		to	(18.44%)
WA Var Global Hi Yd Bond, Cl I
2022	739	$1.01	to	$1.01	$749	8.25%	0.00%	to	0.00%	(13.72%)		to	(13.72%)
2021	411	$1.17	to	$1.17	$483	5.05%	0.00%	to	0.00%	1.33%		to	1.33%
2020	237	$1.16	to	$1.16	$274	4.75%	0.00%	to	0.00%	7.32%		to	7.32%
2019	76	$1.08	to	$1.08	$82	8.13%	0.00%	to	0.00%	7.73	%(6)	to	7.73	%(6)
WA Var Global Hi Yd Bond, Cl II
2022	228	$1.21	to	$1.21	$276	5.29%	0.00%	to	0.00%	(13.87%)		to	(13.87%)
2021	303	$1.40	to	$1.40	$425	3.70%	0.00%	to	0.00%	1.04%		to	1.04%
2020	230	$1.39	to	$1.39	$320	3.98%	0.00%	to	0.00%	7.12%		to	7.12%
2019	221	$1.30	to	$1.30	$287	5.22%	0.00%	to	0.00%	14.01%		to	14.01%
2018	200	$1.14	to	$1.14	$228	5.41%	0.00%	to	0.00%	(4.16%)		to	(4.16%)

(1)	The accumulation unit values and total returns are presented as a range of values based on the life insurance policies with the lowest and highest expense ratios.
(2)

These amounts represent the dividends, excluding distributions of capital gains, received by the division from the underlying fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude variable account expenses that result in direct reductions in the unit values. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests. These ratios are annualized for periods less than one year.

(3)

These ratios represent the annualized policy expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund are excluded.

(4)

These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated

180	∎ RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT

for the period indicated or from the effective date through the end of the reporting period. Although the total return is presented as a range of values based on the subaccounts representing the lowest and highest expense ratios, some individual subaccount total returns are not within the ranges presented due to the introduction of new subaccounts during the year and other market factors.
(5)	New subaccount operations commenced on April 27, 2018.
(6)	New subaccount operations commenced on February 25, 2019.
(7)	New subaccount operations commenced on April 24, 2020.
(8)	New subaccount operations commenced on May 2, 2022.
(9)	New subaccount operations commenced on October 10, 2022.

RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT ∎	181

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDER OF

RIVERSOURCE LIFE INSURANCE COMPANY

Opinion on the Financial Statements

We have audited the accompanying consolidated balance sheets of RiverSource Life Insurance Company and its subsidiaries (the “Company”) as of December 31, 2022 and 2021, and the related consolidated statements of income, of comprehensive income, of shareholder’s equity and of cash flows for each of the three years in the period ended December 31, 2022, including the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2022 and 2021, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the Company’s consolidated financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these consolidated financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matters

The critical audit matters communicated below are matters arising from the current period audit of the consolidated financial statements that were communicated or required to be communicated to the audit committee and that (i) relate to accounts or disclosures that are material to the consolidated financial statements and (ii) involved our especially challenging, subjective, or complex judgments. The communication of critical audit matters does not alter in any way our opinion on the consolidated financial statements, taken as a whole, and we are not, by communicating the critical audit matters below, providing separate opinions on the critical audit matters or on the accounts or disclosures to which they relate.

Valuation of the embedded derivatives in certain variable annuity riders

As described in Notes 2, 10, 11, and 13 to the consolidated financial statements, management values the embedded derivatives attributable to the provisions of certain variable annuity riders using internal valuation models. As there is no active market for the transfer of these embedded derivatives, such internal valuation models estimate fair value by discounting expected cash flows. As of December 31, 2022, the net embedded derivative liability in certain variable annuity riders was $608 million, and is included in policyholder account balances, future policy benefits and claims on the consolidated balance sheet. Management’s discounted cash flow model for estimating fair value includes observable capital market assumptions and incorporates significant unobservable inputs related to implied volatility, nonperformance risk and contractholder behavior assumptions that include margins for risk, all of which management believes a market participant would expect.

The principal considerations for our determination that performing procedures relating to the valuation of the embedded derivatives in certain variable annuity riders is a critical audit matter are the significant judgment used by management to estimate the fair value of the embedded derivatives in certain variable annuity riders, which in turn led to a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating audit evidence relating to the significant unobservable inputs used to determine implied volatility, nonperformance risk and contractholder behavior assumptions that include margins for risk. Also, the audit effort involved the use of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included testing the effectiveness of controls related to the Company’s estimate of the fair value of embedded derivatives in certain variable annuity riders, including controls over the significant unobservable inputs. These procedures also included, among others, evaluating and testing management’s process for developing the fair value estimate. Testing management’s process included evaluating the reasonableness of the significant unobservable inputs related to implied volatility, nonperformance risk and contractholder behavior assumptions that include margins for risk and testing the completeness and accuracy of underlying data used by management in the development of the significant unobservable inputs. Professionals with specialized skill and knowledge were used to assist in (i) evaluating the reasonableness of certain significant unobservable inputs related to implied volatility, nonperformance risk and contractholder behavior assumptions that include margins for risk based on industry knowledge and data as well as historical Company data and experience, and (ii) evaluating the appropriateness of management’s models.

Valuation of certain guarantees on variable annuity and certain life insurance policies accounted for as insurance liabilities

As described in Notes 2, 10, and 11 to the consolidated financial statements, the Company issues universal life, variable universal life and variable annuity policies that have product features that are accounted for as insurance liabilities. As disclosed by management, the liability for these policies, which is included in policyholder account balances, future policy benefits and claims on the consolidated balance sheet, is determined using actuarial models to estimate the present value of the projected benefits in excess of account value and recognizing the excess over the estimated life based on expected assessments. Significant assumptions used by management in projecting the present value of future benefits and assessments include customer asset value growth rates, mortality, persistency, and investment margins, and additionally for variable annuity policies, benefit utilization.

The principal considerations for our determination that performing procedures relating to the valuation of certain guarantees on variable annuity and certain life insurance policies accounted for as insurance liabilities is a critical audit matter are the significant judgment used by management when developing the estimate of certain guarantees on variable annuity and certain life insurance policies accounted for as insurance liabilities, which in turn led to a high degree of auditor judgment, subjectivity and effort in performing procedures and evaluating management’s significant assumptions used to determine customer asset value growth rates, persistency, investment margins, and, for variable annuity policies, benefit utilization. Also, the audit effort involved the use of professionals with specialized skill and knowledge.

Addressing the matter involved performing procedures and evaluating audit evidence in connection with forming our overall opinion on the consolidated financial statements. These procedures included testing the effectiveness of controls relating to the Company’s valuation of certain guarantees on variable annuity and certain life insurance policies accounted for as insurance liabilities, including controls over management’s development of the significant assumptions. These procedures also included, among others, evaluating and testing management’s process for developing the estimate of certain guarantees on variable annuity and certain life insurance policies accounted for as insurance liabilities, testing the completeness and accuracy of underlying data used by management and testing that assumptions are accurately reflected in the models. Evaluating and testing management’s process also included the involvement of professionals with specialized skill and knowledge to assist in (i) evaluating the reasonableness of the significant assumptions related to customer asset value growth rates, persistency, benefit utilization and investment margins based on industry knowledge and data as well as historical Company data and experience, and (ii) evaluating the appropriateness of management’s models.

/s/ PricewaterhouseCoopers LLP

Minneapolis, Minnesota

February 23, 2023

We have served as the Company’s auditor since 2010.

RiverSource Life Insurance Company

CONSOLIDATED BALANCE SHEETS

(in millions, except share amounts)

December 31,	2022	2021
Assets
Investments:
Available-for-Sale: Fixed maturities, at fair value (amortized cost: 2022, $17,331; 2021, $14,718; allowance for credit losses: 2022, $22; 2021, $1)	$16,135	$16,239
Mortgage loans, at amortized cost (allowance for credit losses: 2022, $11; 2021, $12)	1,768	1,788
Policy loans	847	834
Other investments (allowance for credit losses: 2022, nil; 2021, nil)	207	230
Total investments	18,957	19,091
Investments of consolidated investment entities, at fair value	2,354	2,184
Cash and cash equivalents	2,611	3,200
Cash of consolidated investment entities, at fair value	133	121
Reinsurance recoverables (allowance for credit losses: 2022, $23; 2021, $11)	4,412	4,529
Receivables	7,577	8,148
Receivables of consolidated investment entities, at fair value	20	17
Accrued investment income	145	124
Deferred acquisition costs	3,141	2,757
Other assets	4,791	7,015
Other assets of consolidated investment entities, at fair value	2	3
Separate account assets	70,876	92,238
Total assets	$115,019	$139,427

Liabilities and Shareholder’s Equity
Liabilities:
Policyholder account balances, future policy benefits and claims	$36,057	$35,744
Short-term borrowings	201	200
Debt of consolidated investment entities, at fair value	2,363	2,164
Long-term debt	500	500
Other liabilities	4,120	6,303
Other liabilities of consolidated investment entities, at fair value	119	137
Separate account liabilities	70,876	92,238
Total liabilities	114,236	137,286
Shareholder’s equity:
Common stock, $30 par value; 100,000 shares authorized, issued and outstanding	3	3
Additional paid-in capital	2,466	2,466
Accumulated deficit	(799)	(912)
Accumulated other comprehensive income (loss), net of tax	(887)	584
Total shareholder’s equity	783	2,141
Total liabilities and shareholder’s equity	$115,019	$139,427

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF INCOME

(in millions)

Years Ended December 31,	2022	2021	2020
Revenues
Premiums	$306	$(871)	$341
Net investment income	827	827	869
Policy and contract charges	2,091	2,304	2,094
Other revenues	644	616	482
Net realized investment gains (losses)	(100)	595	(10)
Total revenues	3,768	3,471	3,776

Benefits and expenses
Benefits, claims, losses and settlement expenses	1,366	715	1,805
Interest credited to fixed accounts	665	600	644
Amortization of deferred acquisition costs	196	112	264
Interest and debt expense	108	105	5
Other insurance and operating expenses	670	738	665
Total benefits and expenses	3,005	2,270	3,383
Pretax income (loss)	763	1,201	393
Income tax provision (benefit)	50	137	(45)
Net income	$713	$1,064	$438

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(in millions)

Years Ended December 31,	2022	2021	2020

Net income	$713	$1,064	$438
Other comprehensive income (loss), net of tax:
Net unrealized gains (losses) on securities	(1,471)	(600)	428
Total other comprehensive income (loss), net of tax	(1,471)	(600)	428
Total comprehensive income (loss)	$(758)	$464	$866

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF SHAREHOLDER’S EQUITY

(in millions)

	Common Shares	Additional Paid-In Capital	Retained Earnings (Deficit)	Accumulated Other Comprehensive Income (Loss)	Total
Balances at January 1, 2020	$3	$2,466	$293	$756	$3,518
Cumulative effect of adoption of current expected credit losses guidance	—	—	(7)	—	(7)
Net income	—	—	438	—	438
Other comprehensive income, net of tax	—	—	—	428	428
Cash dividends to Ameriprise Financial, Inc.	—	—	(800)	—	(800)

Balances at December 31, 2020	3	2,466	(76)	1,184	3,577
Net income	—	—	1,064	—	1,064
Other comprehensive loss, net of tax	—	—	—	(600)	(600)
Cash dividends to Ameriprise Financial, Inc.	—	—	(1,900)	—	(1,900)

Balances at December 31, 2021	3	2,466	(912)	584	2,141
Net income	—	—	713	—	713
Other comprehensive loss, net of tax	—	—	—	(1,471)	(1,471)
Cash dividends to Ameriprise Financial, Inc.	—	—	(600)	—	(600)
Balances at December 31, 2022	$3	$2,466	$(799)	$(887)	$783

See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

CONSOLIDATED STATEMENTS OF CASH FLOWS

(in millions)

Years Ended December 31,	2022	2021	2020
Cash Flows from Operating Activities
Net income	$713	$1,064	$438
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation, amortization and accretion, net	(201)	(98)	(22)
Deferred income tax (benefit) expense	(5)	(40)	(278)
Contractholder and policyholder charges, non-cash	(395)	(390)	(385)
Loss from equity method investments	48	72	73
Net realized investment (gains) losses	(3)	(611)	(12)
Impairments and provision for loan losses	91	(3)	22
Net losses (gains) of consolidated investment entities	17	(20)	(2)
Changes in operating assets and liabilities:
Deferred acquisition costs	5	(155)	48
Policyholder account balances, future policy benefits and claims, net	1,823	2,478	3,441
Derivatives, net of collateral	311	(575)	(134)
Reinsurance recoverables	89	29	(166)
Receivables	279	114	62
Accrued investment income	(21)	10	(3)
Current income tax, net	72	(321)	378
Other operating assets and liabilities of consolidated investment entities	2	20	—
Other, net	126	4	79
Net cash provided by (used in) operating activities	2,951	1,578	3,539

Cash Flows from Investing Activities
Available-for-Sale securities:
Proceeds from sales	1,309	555	102
Maturities, sinking fund payments and calls	1,563	2,804	2,813
Purchases	(5,600)	(3,677)	(4,069)
Proceeds from sales, maturities and repayments of mortgage loans	141	272	207
Funding of mortgage loans	(124)	(215)	(135)
Proceeds from sales and collections of other investments	24	93	123
Purchase of other investments	(46)	(32)	(184)
Purchase of investments by consolidated investment entities	(961)	(1,603)	(57)
Proceeds from sales, maturities and repayments of investments by consolidated investment entities	615	1,047	46
Purchase of equipment and software	(13)	(13)	(10)
Change in policy loans, net	(13)	12	21
Cash paid for deposit receivable	(45)	(377)	(4)
Cash received for deposit receivable	550	254	93
Advance on line of credit to Ameriprise Financial, Inc.	(1,034)	(1)	(702)
Repayment from Ameriprise Financial, Inc. on line of credit	1,034	1	702
Cash paid for written options with deferred premiums	(619)	(552)	(338)
Cash received from written options with deferred premiums	204	106	133
Net cash impact of consolidating consolidated investment entities	—	—	83
Other, net	21	(39)	2
Net cash provided by (used in) investing activities	$(2,994)	$(1,365)	$(1,174)

Cash Flows from Financing Activities
Policyholder account balances:
Deposits and other additions	$1,169	$1,553	$1,649
Net transfers from (to) separate accounts	(162)	(273)	(125)
Surrenders and other benefits	(1,459)	(1,365)	(1,357)
Proceeds from line of credit with Ameriprise Financial, Inc.	—	6	186
Payments on line of credit with Ameriprise Financial, Inc.	—	(6)	(236)
Proceeds from long-term debt with Ameriprise Financial, Inc.	—	—	500
Cash received for purchased options with deferred premiums	378	1,350	40
Cash paid for purchased options with deferred premiums	(197)	(156)	(211)
Borrowings by consolidated investment entities	341	1,756	—
Repayments of debt by consolidated investment entities	(4)	(1,142)	(1)
Cash dividends to Ameriprise Financial, Inc.	(600)	(1,900)	(800)
Net cash provided by (used in) financing activities	(534)	(177)	(355)
Net increase (decrease) in cash and cash equivalents	(577)	36	2,010
Cash and cash equivalents at beginning of period	3,321	3,285	1,275
Cash and cash equivalents at end of period	$2,744	$3,321	$3,285

Supplemental Disclosures:
Income taxes paid (received), net	$(17)	$496	$(143)
Interest paid excluding consolidated investment entities	3	—	2
Interest paid by consolidated investment entities	75	90	—
Non-cash investing activity:
Exchange of an investment that resulted in a realized gain and an increase to amortized cost	—	17	—
Investments transferred in connection with reinsurance transaction	—	7,513	—
See Notes to Consolidated Financial Statements.

RiverSource Life Insurance Company

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  NATURE OF BUSINESS AND BASIS OF PRESENTATION

RiverSource Life Insurance Company is a stock life insurance company with one wholly owned stock life insurance company subsidiary, RiverSource Life Insurance Co. of New York (“RiverSource Life of NY”). RiverSource Life Insurance Company is a wholly owned subsidiary of Ameriprise Financial, Inc. (“Ameriprise Financial”).

•

RiverSource Life Insurance Company is domiciled in Minnesota and holds Certificates of Authority in American Samoa, the District of Columbia and all states except New York. RiverSource Life Insurance Company issues insurance and annuity products.

•	RiverSource Life of NY is domiciled and holds a Certificate of Authority in New York. RiverSource Life of NY issues insurance and annuity products.

RiverSource Life Insurance Company also wholly owns RiverSource Tax Advantaged Investments, Inc. (“RTA”) and Columbia Cent CLO Advisors, LLC (“Columbia Cent”). RTA is a stock company domiciled in Delaware and is a limited partner in affordable housing partnership investments. Columbia Cent provides asset management services to collateralized loan obligations (“CLOs”).

The accompanying Consolidated Financial Statements include the accounts of RiverSource Life Insurance Company and companies in which it directly or indirectly has a controlling financial interest and variable interest entities (“VIEs”) in which it is the primary beneficiary (collectively, the “Company”). All intercompany transactions and balances have been eliminated in consolidation.

During 2022, the Company identified an error related to the shadow unearned revenue liability balance associated with universal life insurance products. The Company evaluated the error and determined that the impact was not material to the Company’s results for any prior period, but that correcting the cumulative impact of the error in the current period would be material to total comprehensive income for the year ended December 31, 2022. Accordingly, and for comparability, the Company revised the prior period Consolidated Financial Statements and related disclosures impacted. A summary of the revision to the Company’s previously reported Consolidated Financial Statements is presented in Note 21.

The accompanying Consolidated Financial Statements are prepared in accordance with U.S. generally accepted accounting principles (“GAAP”) which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities as described in Note 15.

The Company evaluated events or transactions that may have occurred after the balance sheet date for potential recognition or disclosure through the date the financial statements were issued. Other than disclosed in Note 14, no other subsequent events or transactions requiring recognition or disclosure were identified.

The Company’s principal products are variable annuities, structured variable annuities, universal life (“UL”) insurance, including indexed universal life (“IUL”) and variable universal life (“VUL”) insurance, which are issued primarily to individuals. Waiver of premium and accidental death benefit riders are generally available with UL products, in addition to other benefit riders. Variable annuity contract purchasers can choose to add optional benefit riders to their contracts, such as guaranteed minimum death benefit (“GMDB”), guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum accumulation benefit (“GMAB”) riders. In 2020, the Company began offering structured variable annuities which give contractholders the option to allocate a portion of their account value to an indexed account with the contractholder’s rate of return, which may be positive or negative, tied to selected indices. The Company discontinued most new sales of its variable annuities with living benefit guarantees by the end of 2021 and new sales were completely discontinued as of mid-2022. As the Company continues to optimize its risk profile and shift its business mix to lower risk offerings, it has discontinued new sales of its UL insurance with secondary guarantees and its single-pay fixed universal life with a long term care rider products at the end of 2021.

The Company also offers immediate annuities, traditional life insurance and disability income (“DI”) insurance. In 2020, the Company discontinued sales of fixed deferred annuities.

The Company’s business is sold through the advisor network of Ameriprise Financial Services, LLC (“AFS”), a subsidiary of Ameriprise Financial. RiverSource Distributors, Inc., a subsidiary of Ameriprise Financial, serves as the principal underwriter and distributor of variable annuity and life insurance products issued by the Company.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of Consolidation

A VIE is an entity that either has equity investors that lack certain essential characteristics of a controlling financial interest (including substantive voting rights, the obligation to absorb the entity’s losses, or the rights to receive the entity’s returns) or has equity investors that do not provide sufficient financial resources for the entity to support its activities.

Voting interest entities (“VOEs”) are those entities that do not qualify as a VIE. The Company consolidates VOEs in which it holds a greater than 50% voting interest. The Company generally accounts for entities using the equity method when it holds a greater than 20% but less than 50% voting interest or when the Company exercises significant influence over the entity. All other

RiverSource Life Insurance Company

investments that are not reported at fair value as trading or Available-for-Sale securities are accounted for using the measurement alternative method when the Company owns less than a 20% voting interest and does not exercise significant influence. Under the measurement alternative, the investment is recorded at the cost basis, less impairments, if any, plus or minus observable price changes of identical or similar investments of the same issuer.

A VIE is consolidated by the reporting entity that determines it has both:

•	the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance; and

•	the obligation to absorb potentially significant losses or the right to receive potentially significant benefits to the VIE.

All VIEs are assessed for consolidation under this framework. When evaluating entities for consolidation, the Company considers its contractual rights in determining whether it has the power to direct the activities of the VIE that most significantly impact the VIE’s economic performance. In determining whether the Company has this power, it considers whether it is acting in a role that enables it to direct the activities that most significantly impact the economic performance of an entity or if it is acting in an agent role.

In determining whether the Company has the obligation to absorb potential significant losses of the VIE or the right to receive potential significant benefits from the VIE that could potentially be significant to the VIE, the Company considers an analysis of its rights to receive benefits such as investment returns and its obligation to absorb losses associated with any investment in the VIE in conjunction with other qualitative factors. Management and incentive fees that are at market and commensurate with the level of services provided, and where the Company does not hold other interests in the VIE that would absorb more than an insignificant amount of the VIE’s expected losses or receive more than an insignificant amount of the VIE’s expected residual returns, are not considered a variable interest and are excluded from the analysis.

The consolidation guidance has a scope exception for reporting entities with interests in registered money market funds which do not have an explicit support agreement.

Amounts Based on Estimates and Assumptions

Accounting estimates are an integral part of the Consolidated Financial Statements. In part, they are based upon assumptions concerning future events. Among the more significant are those that relate to investment securities valuation and the recognition of credit losses or impairments, deferred acquisition costs (“DAC”) and the corresponding recognition of DAC amortization, valuation of derivative instruments and hedging activities, litigation reserves, future policy benefits and claims reserves and income tax provision and the recognition of deferred tax assets and liabilities. These accounting estimates reflect the best judgment of management and actual results could differ.

Investments

Available-for-Sale Securities

Available-for-Sale securities are carried at fair value with unrealized gains (losses) recorded in accumulated other comprehensive income (“AOCI”), net of impacts to DAC, deferred sales inducement costs (“DSIC”), unearned revenue, benefit reserves, reinsurance recoverables and income taxes. Gains and losses are recognized on a trade date basis in the Consolidated Statements of Income upon disposition of the securities.

Available-for-Sale securities are impaired when the fair value of an investment is less than its amortized cost. When an Available-for-Sale security is impaired, the Company first assesses whether or not: (i) it has the intent to sell the security (i.e., made a decision to sell) or (ii) it is more likely than not that the Company will be required to sell the security before its anticipated recovery. If either of these conditions exist, the Company recognizes an impairment by reducing the book value of the security for the difference between the investment’s amortized cost and its fair value with a corresponding charge to earnings. Subsequent increases in the fair value of Available-for-Sale securities that occur in periods after a write-down has occurred are recorded as unrealized gains in other comprehensive income (“OCI”), while subsequent decreases in fair value would continue to be recorded as reductions of book value with a charge to earnings.

For securities that do not meet the above criteria, the Company determines whether the decrease in fair value is due to a credit loss or due to other factors. The amount of impairment due to credit-related factors, if any, is recognized as an allowance for credit losses with a related charge to net realized investment gains (losses). The allowance for credit losses is limited to the amount by which the security’s amortized cost basis exceeds its fair value. The amount of the impairment related to other factors is recognized in OCI.

Factors the Company considers in determining whether declines in the fair value of fixed maturity securities are due to credit-related factors include: (i) the extent to which the market value is below amortized cost; (ii) fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer; and (iii) market events that could impact credit ratings, economic and business climate, litigation and government actions, and similar external business factors.

If through subsequent evaluation there is a sustained increase in cash flows expected, both the allowance and related charge to earnings may be reversed to reflect the increase in expected principal and interest payments.

RiverSource Life Insurance Company

In order to determine the amount of the credit loss component for corporate debt securities, a best estimate of the present value of cash flows expected to be collected discounted at the security’s effective interest rate is compared to the amortized cost basis of the security. The significant inputs to cash flow projections consider potential debt restructuring terms, projected cash flows available to pay creditors and the Company’s position in the debtor’s overall capital structure. When assessing potential credit-related impairments for structured investments (e.g., residential mortgage backed securities, commercial mortgage backed securities and asset backed securities), the Company also considers credit-related factors such as overall deal structure and its position within the structure, quality of underlying collateral, delinquencies and defaults, loss severities, recoveries, prepayments and cumulative loss projections.

Management has elected to exclude accrued interest in its measurement of the allowance for credit losses for Available-for-Sale securities. Accrued interest on Available-for-Sale securities is recorded as earned in Accrued investment income. Available-for-Sale securities are generally placed on nonaccrual status when the accrued balance becomes 90 days past due or earlier based on management’s evaluation of the facts and circumstances of each security under review. All previously accrued interest is reversed through Net investment income.

Other Investments

Other investments primarily reflect the Company’s interests in affordable housing partnerships and syndicated loans. Affordable housing partnerships are accounted for under the equity method.

Financing Receivables

Financing receivables are comprised of commercial loans, policy loans, and deposit receivables.

Commercial Loans

Commercial loans include commercial mortgage loans and syndicated loans and are recorded at amortized cost less the allowance for loan losses. Commercial mortgage loans are recorded within Mortgage loans and syndicated loans are recorded within Other investments. Commercial mortgage loans are loans on commercial properties that are originated by the Company. Syndicated loans represent the Company’s investment in loan syndications originated by unrelated third parties.

Interest income is accrued as earned on the unpaid principal balances of the loans. Interest income recognized on commercial mortgage loans and syndicated loans is recorded in Net investment income.

Policy Loans

Policy loans do not exceed the cash surrender value at origination. As there is minimal risk of loss related to policy loans, there is no allowance for credit losses.

Interest income is accrued as earned on the unpaid principal balances of the loans. Interest income recognized on policy loans is recorded in Net investment income.

Deposit Receivables

For each of its reinsurance agreements, the Company determines whether the agreement provides indemnification against loss or liability related to insurance risk in accordance with applicable accounting standards. If the Company determines that a reinsurance agreement does not expose the reinsurer to a reasonable possibility of a significant loss from insurance risk, the Company records the agreement using the deposit method of accounting. Deposits made and any related embedded derivatives are included in Receivables. As amounts are received, consistent with the underlying contracts, deposit receivables are adjusted. Deposit receivables are accreted using the interest method and the accretion is reported in Other revenues.

See Note 7 for additional information on financing receivables.

Allowance for Credit Losses

The allowance for credit losses is a valuation account that is deducted from the amortized cost basis of the financial assets to present the net amount expected to be collected over the asset’s expected life, considering past events, current conditions and reasonable and supportable forecasts of future economic conditions. Estimates of expected credit losses consider both historical charge-off and recovery experience as well as current economic conditions and management’s expectation of future charge-off and recovery levels. Expected losses related to risks other than credit risk are excluded from the allowance for credit losses. The allowance for credit losses is measured and recorded upon initial recognition of the loan, regardless of whether it is originated or purchased. The methods and information used to develop the allowance for credit losses for each class of financing receivable are discussed below.

Commercial Loans

The allowance for credit losses for commercial mortgage loans and syndicated loans utilizes a probability of default and loss severity approach to estimate lifetime expected credit losses. Actual historical default and loss severity data for each type of commercial loan is adjusted for current conditions and reasonable and supportable forecasts of future economic conditions to develop the probability of default and loss severity assumptions that are applied to the amortized cost basis of the loans over the expected life of each portfolio. The allowance for credit losses on commercial mortgage loans and syndicated loans is recorded through provisions charged to Net realized investment gains (losses) and is reduced/increased by net charge-offs/recoveries.

RiverSource Life Insurance Company

Management determines the adequacy of the allowance for credit losses based on the overall loan portfolio composition, recent and historical loss experience, and other pertinent factors, including when applicable, internal risk ratings, loan-to-value (“LTV”) ratios and occupancy rates, along with reasonable and supportable forecasts of economic and market conditions. This evaluation is inherently subjective as it requires estimates, which may be susceptible to significant change. While the Company may attribute portions of the allowance to specific loan pools as part of the allowance estimation process, the entire allowance is available to absorb losses expected over the life of the loan portfolio.

Deposit receivables

The allowance for credit losses is calculated on an individual reinsurer basis. Deposit receivables are collateralized by underlying trust arrangements. Management evaluates the terms of the reinsurance and trust agreements, the nature of the underlying assets, and the potential for changes in the collateral value when considering the need for an allowance for credit losses.

Nonaccrual Loans

Commercial mortgage loans and syndicated loans are placed on nonaccrual status when either the collection of interest or principal has become 90 days past due or is otherwise considered doubtful of collection. When a loan is placed on nonaccrual status, unpaid accrued interest is reversed. Interest payments received on loans on nonaccrual status are generally applied to principal unless the remaining principal balance has been determined to be fully collectible. Management has elected to exclude accrued interest in its measurement of the allowance for credit losses for commercial mortgage loans and syndicated loans.

Restructured Loans

A loan is classified as a restructured loan when the Company makes certain concessionary modifications to contractual terms for borrowers experiencing financial difficulties. When the interest rate, minimum payments, and/or due dates have been modified in an attempt to make the loan more affordable to a borrower experiencing financial difficulties, the modification is considered a troubled debt restructuring (“TDR”). Modifications to loan terms do not automatically result in TDRs. Generally, performance prior to the restructuring or significant events that coincide with the restructuring are considered in assessing whether the borrower can meet the new terms which may result in the loan being returned to accrual status at the time of the restructuring or after a performance period. If the borrower’s ability to meet the revised payment schedule is not reasonably assured, the loan remains on nonaccrual status.

Charge-off and Foreclosure

Charge-offs are recorded when the Company concludes that all or a portion of the commercial mortgage loan or syndicated loan is uncollectible. Factors used by the Company to determine whether all amounts due on commercial mortgage loans will be collected, include but are not limited to, the financial condition of the borrower, performance of the underlying properties, collateral and/or guarantees on the loan, and the borrower’s estimated future ability to pay based on property type and geographic location. Factors used by the Company to determine whether all amounts due on syndicated loans will be collected, include but are not limited to the borrower’s financial condition, industry outlook, and internal risk ratings based on rating agency data and internal analyst expectations.

If it is determined that foreclosure on a commercial mortgage loan is probable and the fair value is less than the current loan balance, expected credit losses are measured as the difference between the amortized cost basis of the asset and fair value less estimated costs to sell, if applicable. Upon foreclosure, the commercial mortgage loan and related allowance are reversed, and the foreclosed property is recorded as real estate owned within Other assets.

Cash and Cash Equivalents

Cash equivalents include highly liquid investments with original or remaining maturities at the time of purchase of 90 days or less.

Reinsurance

The Company cedes insurance risk to other insurers under reinsurance agreements.

Reinsurance premiums paid and benefits received are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Reinsurance premiums for traditional life, long term care (“LTC”), DI and life contingent immediate annuities, net of the change in any prepaid reinsurance asset, are reported as a reduction of Premiums. UL and VUL reinsurance premiums are reported as a reduction of Policy and contract charges. In addition, for UL and VUL insurance policies, the net cost of reinsurance ceded, which represents the discounted amount of the expected cash flows between the reinsurer and the Company, is classified as an asset and amortized over the estimated life of the policies in proportion to the estimated gross profits (“EGPs”) and is subject to retrospective adjustment in a manner similar to retrospective adjustment of DAC. The assumptions used to project the expected cash flows are consistent with those used for DAC valuation for the same contracts. Changes in the net cost of reinsurance are reflected as a component of Policy and contract charges. Reinsurance recoveries are reported as components of Benefits, claims, losses and settlement expenses.

Insurance liabilities are reported before the effects of reinsurance. Policyholder account balances, future policy benefits and claims recoverable under reinsurance contracts are recorded within Reinsurance recoverables, net of the allowance for credit

RiverSource Life Insurance Company

losses. The Company evaluates the financial condition of its reinsurers prior to entering into new reinsurance contracts and on a periodic basis during the contract term. The allowance for credit losses related to reinsurance recoverable is based on applying observable industry data including insurer ratings, default and loss severity data to the Company’s reinsurance recoverable balances. Management evaluates the results of the calculation and considers differences between the industry data and the Company’s data. Such differences include the fact that the Company has no actual history of losses and the fact that industry data may contain non-life insurers. This evaluation is inherently subjective as it requires estimates, which may be susceptible to significant change given the long-term nature of these receivables. In addition, the Company has a reinsurance protection agreement that provides credit protections for its reinsured LTC business. The allowance for credit losses on reinsurance recoverable is recorded through provisions charged to Benefits, claims, losses and settlement expenses.

The Company also assumes life insurance and fixed annuity risk from other insurers in limited circumstances. Reinsurance premiums received and benefits paid are accounted for consistently with the basis used in accounting for the policies from which risk is reinsured and consistently with the terms of the reinsurance contracts. Liabilities for assumed business are recorded within Policyholder account balances, future policy benefits and claims.

See Note 9 for additional information on reinsurance.

Land, Buildings, Equipment and Software

Land, buildings, equipment and internally developed software are carried at cost less accumulated depreciation or amortization and are reflected within other assets. The Company uses the straight-line method of depreciation and amortization over periods ranging from three to 39 years.

As of both December 31, 2022 and 2021, land, buildings, equipment and software were $123 million, net of accumulated depreciation of $229 million and $216 million as of December 31, 2022 and 2021, respectively. Depreciation and amortization expense for the years ended December 31, 2022, 2021 and 2020 was $13 million, $14 million and $14 million, respectively.

Derivative Instruments and Hedging Activities

Freestanding derivative instruments are recorded at fair value and are reflected in Other assets or Other liabilities. The Company’s policy is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. The accounting for changes in the fair value of a derivative instrument depends on its intended use and the resulting hedge designation, if any. The Company primarily uses derivatives as economic hedges that are not designated as accounting hedges or do not qualify for hedge accounting treatment. The Company occasionally designates derivatives as (i) hedges of changes in the fair value of assets, liabilities, or firm commitments (“fair value hedges”) or (ii) hedges of a forecasted transaction or of the variability of cash flows to be received or paid related to a recognized asset or liability (“cash flow hedges”).

Derivative instruments that are entered into for hedging purposes are designated as such at the time the Company enters into the contract. For all derivative instruments that are designated for hedging activities, the Company documents all of the hedging relationships between the hedge instruments and the hedged items at the inception of the relationships. Management also documents its risk management objectives and strategies for entering into the hedge transactions. The Company assesses, at inception and on a quarterly basis, whether derivatives designated as hedges are highly effective in offsetting the fair value or cash flows of hedged items. If it is determined that a derivative is no longer highly effective as a hedge, the Company will discontinue the application of hedge accounting.

For derivative instruments that do not qualify for hedge accounting or are not designated as accounting hedges, changes in fair value are recognized in current period earnings. Changes in fair value of derivatives are presented in the Consolidated Statements of Income based on the nature and use of the instrument. Changes in fair value of derivatives used as economic hedges are presented in the Consolidated Statements of Income with the corresponding change in the hedged asset or liability.

For derivative instruments that qualify as fair value hedges, changes in the fair value of the derivatives, as well as changes in the fair value of the hedged assets, liabilities or firm commitments, are recognized on a net basis in current period earnings. The carrying value of the hedged item is adjusted for the change in fair value from the designated hedged risk. If a fair value hedge designation is removed or the hedge is terminated prior to maturity, previous adjustments to the carrying value of the hedged item are recognized into earnings over the remaining life of the hedged item.

For derivative instruments that qualify as cash flow hedges, the effective portion of the gain or loss on the derivative instruments is reported in AOCI and reclassified into earnings when the hedged item or transaction impacts earnings. The amount that is reclassified into earnings is presented in the Consolidated Statements of Income with the hedged instrument or transaction impact. Any ineffective portion of the gain or loss is reported in current period earnings as a component of Net investment income. If a hedge designation is removed or a hedge is terminated prior to maturity, the amount previously recorded in AOCI is reclassified to earnings over the period that the hedged item impacts earnings. For hedge relationships that are discontinued because the forecasted transaction is not expected to occur according to the original strategy, any related amounts previously recorded in AOCI are recognized in earnings immediately.

RiverSource Life Insurance Company

The equity component of indexed annuity, structured variable annuity and IUL obligations are considered embedded derivatives. Additionally, certain annuities contain GMAB and GMWB provisions. The GMAB and the non-life contingent benefits associated with GMWB provisions are also considered embedded derivatives.

See Note 13 for information regarding the Company’s fair value measurement of derivative instruments and Note 17 for the impact of derivatives on the Consolidated Statements of Income.

Deferred Acquisition Costs

The Company incurs costs in connection with acquiring new and renewal insurance and annuity businesses. The portion of these costs which are incremental and direct to the acquisition of a new or renewal insurance policy or annuity contract are deferred. Significant costs capitalized include sales based compensation related to the acquisition of new and renewal insurance policies and annuity contracts, medical inspection costs for successful sales, and a portion of employee compensation and benefit costs based upon the amount of time spent on successful sales. Sales based compensation paid to AFS advisors and employees and third-party distributors is capitalized. Employee compensation and benefits costs which are capitalized relate primarily to sales efforts, underwriting and processing. All other costs which are not incremental direct costs of acquiring an insurance policy or annuity contract are expensed as incurred. The DAC associated with insurance policies or annuity contracts that are significantly modified or internally replaced with another contract are accounted for as contract terminations. These transactions are anticipated in establishing amortization periods and other valuation assumptions.

The Company monitors other DAC amortization assumptions, such as persistency, mortality, morbidity, interest margin, variable annuity benefit utilization and maintenance expense levels each quarter and, when assessed independently, each could impact the Company’s DAC balances.

The analysis of DAC balances and the corresponding amortization is a dynamic process that considers all relevant factors and assumptions described previously. Unless the Company’s management identifies a significant deviation over the course of the quarterly monitoring, management reviews and updates these DAC amortization assumptions annually in the third quarter of each year.

Non-Traditional Long-Duration Products

For non-traditional long-duration products (including variable, structured variable and fixed deferred annuity contracts, UL and VUL insurance products), DAC are amortized based on projections of EGPs over amortization periods equal to the approximate life of the business.

EGPs vary based on persistency rates (assumptions at which contractholders and policyholders are expected to surrender, make withdrawals from and make deposits to their contracts), mortality levels, client asset value growth rates (based on equity and bond market performance), variable annuity benefit utilization and interest margins (the spread between earned rates on invested assets and rates credited to contractholder and policyholder accounts) and are management’s best estimates. Management regularly monitors financial market conditions and actual contractholder and policyholder behavior experience and compares them to its assumptions. These assumptions are updated whenever it appears that earlier estimates should be revised. When assumptions are changed, the percentage of EGPs used to amortize DAC might also change. A change in the required amortization percentage is applied retrospectively; an increase in amortization percentage will result in a decrease in the DAC balance and an increase in DAC amortization expense, while a decrease in amortization percentage will result in an increase in the DAC balance and a decrease in DAC amortization expense. The impact on results of operations of changing assumptions can be either positive or negative in any particular period and is reflected in the period in which such changes are made. At each balance sheet date, the DAC balance is adjusted for the effect that would result from the realization of unrealized gains (losses) on securities impacting EGPs, with the related change recognized through AOCI.

The client asset value growth rates are the rates at which variable annuity and VUL insurance contract values invested in separate accounts are assumed to appreciate in the future. The rates used vary by equity and fixed income investments. Management reviews and, where appropriate, adjusts its assumptions with respect to client asset value growth rates on a regular basis. The Company typically uses a five-year mean reversion process as a guideline in setting near-term equity fund growth rates based on a long-term view of financial market performance as well as recent actual performance. The suggested near-term equity fund growth rate is reviewed quarterly to ensure consistency with management’s assessment of anticipated equity market performance. DAC amortization expense recorded in a period when client asset value growth rates exceed management’s near-term estimate will typically be less than in a period when growth rates fall short of management’s near-term estimate.

Traditional Long-Duration Products

For traditional long-duration products (including traditional life and DI insurance products), DAC are generally amortized as a percentage of premiums over amortization periods equal to the premium paying period. The assumptions made in calculating the DAC balance and DAC amortization expense are consistent with those used in determining the liabilities.

For traditional life and DI insurance products, the assumptions provide for adverse deviations in experience and are revised only if management concludes experience will be so adverse that DAC are not recoverable. If management concludes that DAC are

RiverSource Life Insurance Company

not recoverable, DAC are reduced to the amount that is recoverable based on best estimate assumptions and there is a corresponding expense recorded in the Consolidated Statements of Income.

Deferred Sales Inducement Costs

Sales inducement costs consist of bonus interest credits and premium credits added to certain annuity contract and insurance policy values. These benefits are capitalized to the extent they are incremental to amounts that would be credited on similar contracts without the applicable feature. The amounts capitalized are amortized using the same methodology and assumptions used to amortize DAC. DSIC is recorded in Other assets and amortization of DSIC is recorded in Benefits, claims, losses and settlement expenses.

Separate Account Assets and Liabilities

Separate account assets represent funds held for the benefit of and Separate account liabilities represent the obligation to the variable annuity contractholders and variable life insurance policyholders who have a contractual right to receive the benefits of their contract or policy and bear the related investment risk. Gains and losses on separate account assets accrue directly to the contractholder or policyholder and are not reported in the Company’s Consolidated Statements of Income. Separate account assets are recorded at fair value and Separate account liabilities are equal to the assets recognized.

Policyholder Account Balances, Future Policy Benefits and Claims

The Company establishes reserves to cover the benefits associated with non-traditional and traditional long-duration products. Non-traditional long-duration products include variable and structured variable annuity contracts, fixed annuity contracts and UL and VUL policies. Traditional long-duration products include term life, whole life, DI and LTC insurance products.

Guarantees accounted for as insurance liabilities include GMDB, gain gross-up (“GGU”), guaranteed minimum income benefit (“GMIB”) and the life contingent benefits associated with GMWB. In addition, UL and VUL policies with product features that result in profits followed by losses are accounted for as insurance liabilities.

Guarantees accounted for as embedded derivatives include GMAB and the non-life contingent benefits associated with GMWB. In addition, the portion of structured variable annuities, indexed annuities and IUL policies allocated to the indexed account is accounted for as an embedded derivative.

Changes in future policy benefits and claims are reflected in earnings in the period adjustments are made. Where applicable, benefit amounts expected to be recoverable from reinsurance companies who share in the risk are separately recorded as Reinsurance recoverables.

Non-Traditional Long-Duration Products

The liabilities for non-traditional long-duration products include fixed account values on variable and fixed annuities and UL and VUL policies, liabilities for guaranteed benefits associated with variable annuities and embedded derivatives for variable and structured variable annuities, indexed annuities and IUL products.

Liabilities for fixed account values on variable, structured variable and fixed deferred annuities and UL and VUL policies are equal to accumulation values, which are the cumulative gross deposits and credited interest less withdrawals and various charges.

A portion of the Company’s UL and VUL policies have product features that result in profits followed by losses from the insurance component of the contract. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the contract. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges. The liability for these future losses is determined by estimating the death benefits in excess of account value and recognizing the excess over the estimated life based on expected assessments (e.g. cost of insurance charges, contractual administrative charges, similar fees and investment margin). See Note 11 for information regarding the liability for contracts with secondary guarantees.

Liabilities for fixed deferred indexed annuity, structured variable annuity and IUL products are equal to the accumulation of host contract values covering guaranteed benefits and the fair value of embedded equity options.

The GMDB and GGU liability is determined by estimating the expected value of death benefits in excess of the projected contract accumulation value and recognizing the excess over the estimated life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

If elected by the contract owner and after a stipulated waiting period from contract issuance, a GMIB guarantees a minimum lifetime annuity based on a specified rate of contract accumulation value growth and predetermined annuity purchase rates. The GMIB liability is determined each period by estimating the expected value of annuitization benefits in excess of the projected contract accumulation value at the date of annuitization and recognizing the excess over the estimated life based on expected assessments.

The liability for the life contingent benefits associated with GMWB provisions is determined by estimating the expected value of benefits that are contingent upon survival after the account value is equal to zero and recognizing the benefits over the estimated life based on expected assessments (e.g., mortality and expense fees, contractual administrative charges and similar fees).

RiverSource Life Insurance Company

In determining the liabilities for GMDB, GGU, GMIB and the life contingent benefits associated with GMWB, the Company projects these benefits and contract assessments using actuarial models to simulate various equity market scenarios. Significant assumptions made in projecting future benefits and assessments relate to customer asset value growth rates, mortality, persistency, benefit utilization and investment margins and are consistent with those used for DAC valuation for the same contracts. As with DAC, unless the Company’s management identifies a significant deviation over the course of quarterly monitoring, management reviews and updates these assumptions annually in the third quarter of each year.

See Note 11 for information regarding variable annuity guarantees.

Liabilities for fixed annuities in a benefit or payout status utilize assumptions established as of the date the payout phase is initiated. The liabilities are the present value of future estimated payments reduced for mortality (which is based on industry mortality tables with modifications based on the Company’s experience) and discounted with interest rates.

Embedded Derivatives

The fair value of embedded derivatives related to GMAB and the non-life contingent benefits associated with GMWB provisions fluctuate based on equity, interest rate and credit markets and the estimate of the Company’s nonperformance risk, which can cause these embedded derivatives to be either an asset or a liability. The fair value of embedded derivatives related to structured variable annuities, indexed annuities and IUL fluctuate based on equity markets and interest rates and the estimate of the Company’s nonperformance risk and is a liability. See Note 13 for information regarding the fair value measurement of embedded derivatives.

Traditional Long-Duration Products

The liabilities for traditional long-duration products include liabilities for unpaid amounts on reported claims, estimates of benefits payable on claims incurred but not yet reported and estimates of benefits that will become payable on term life, whole life, DI and LTC policies as claims are incurred in the future.

Liabilities for unpaid amounts on reported life insurance claims are equal to the death benefits payable under the policies.

Liabilities for unpaid amounts on reported DI and LTC claims include any periodic or other benefit amounts due and accrued, along with estimates of the present value of obligations for continuing benefit payments. These unpaid amounts are calculated using anticipated claim continuance rates based on established industry tables, adjusted as appropriate for the Company’s experience. The discount rates used to calculate present values are based on average interest rates earned on assets supporting the liability for unpaid amounts.

Liabilities for estimated benefits payable on claims that have been incurred but not yet reported are based on periodic analysis of the actual time lag between when a claim occurs and when it is reported.

Liabilities for estimates of benefits that will become payable on future claims on term life, whole life and DI insurance policies are based on the net level premium and LTC policies are based on a gross premium valuation reflecting management’s current best estimate assumptions. Net level premium includes anticipated premium payments, mortality and morbidity rates, policy persistency and interest rates earned on assets supporting the liability. Gross premium valuation includes expected premium rate increases, benefit reductions, morbidity rates, policy persistency and interest rates earned on assets supporting the liability. Anticipated mortality and morbidity rates are based on established industry mortality and morbidity tables, with modifications based on the Company’s experience. Anticipated premium payments and persistency rates vary by policy form, issue age, policy duration and certain other pricing factors.

For term life, whole life, DI and LTC policies, the Company utilizes best estimate assumptions as of the date the policy is issued with provisions for the risk of adverse deviation, as appropriate. After the liabilities are initially established, management performs premium deficiency tests using current best estimate assumptions without provisions for adverse deviation annually in the third quarter of each year unless management identifies a material deviation over the course of quarterly monitoring. If the liabilities determined based on these best estimate assumptions are greater than the net reserves (i.e., GAAP reserves net of any DAC balance), the existing net reserves are adjusted by first reducing the DAC balance by the amount of the deficiency or to zero through a charge to current period earnings. If the deficiency is more than the DAC balance, then the net reserves are increased by the excess through a charge to current period earnings. If a premium deficiency is recognized, the assumptions as of the date of the loss recognition are locked in and used in subsequent periods. The assumptions for LTC insurance products are management’s best estimate as of the date of loss recognition and thus no longer provide for adverse deviations in experience.

See Note 10 for information regarding the liabilities for traditional long-duration products.

Unearned Revenue Liability

The Company’s UL and VUL policies require payment of fees or other policyholder assessments in advance for services to be provided in future periods. These charges are deferred as unearned revenue and amortized using EGPs, similar to DAC. The unearned revenue liability is recorded in Other liabilities and the amortization is recorded in Policy and contract charges.

RiverSource Life Insurance Company

Income Taxes

The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The Company’s taxable income is included in the consolidated federal income tax return of Ameriprise Financial. The Company provides for income taxes on a separate return basis, except that, under an agreement between Ameriprise Financial and the Company, tax benefits are recognized for losses to the extent they can be used in the consolidated return. It is the policy of Ameriprise Financial that it will reimburse its subsidiaries for any tax benefits recorded.

The Company’s provision for income taxes represents the net amount of income taxes that the Company expects to pay or to receive from various taxing jurisdictions in connection with its operations. The Company provides for income taxes based on amounts that the Company believes it will ultimately owe taking into account the recognition and measurement for uncertain tax positions. Inherent in the provision for income taxes are estimates and judgments regarding the tax treatment of certain items.

In connection with the provision for income taxes, the Consolidated Financial Statements reflect certain amounts related to deferred tax assets and liabilities, which result from temporary differences between the assets and liabilities measured for financial statement purposes versus the assets and liabilities measured for tax return purposes.

The Company is required to establish a valuation allowance for any portion of its deferred tax assets that management believes will not be realized. Significant judgment is required in determining if a valuation allowance should be established and the amount of such allowance if required. Factors used in making this determination include estimates relating to the performance of the business. Consideration is given to, among other things in making this determination: (i) future taxable income exclusive of reversing temporary differences and carryforwards; (ii) future reversals of existing taxable temporary differences; (iii) taxable income in prior carryback years; and (iv) tax planning strategies. Management may need to identify and implement appropriate planning strategies to ensure its ability to realize deferred tax assets and reduce the likelihood of the establishment of a valuation allowance with respect to such assets. See Note 19 for additional information on the Company’s valuation allowance.

Changes in tax rates and tax law are accounted for in the period of enactment. Deferred tax assets and liabilities are adjusted for the effect of a change in tax laws or rates and the effect is included in net income.

Revenue Recognition

Premiums on traditional life, DI and LTC insurance products and immediate annuities with a life contingent feature are net of reinsurance ceded and are recognized as revenue when due.

Interest income is accrued as earned using the effective interest method, which makes an adjustment of the yield for security premiums and discounts on all performing fixed maturity securities classified as Available-for-Sale so that the related security or loan recognizes a constant rate of return on the outstanding balance throughout its term. When actual prepayments differ significantly from originally anticipated prepayments, the retrospective effective yield is recalculated to reflect actual payments to date and updated future payment assumptions and a catch-up adjustment is recorded in the current period. In addition, the new effective yield, which reflects anticipated future payments, is used prospectively.

Mortality and expense risk fees are based on a percentage of the fair value of assets held in the Company’s separate accounts and recognized when assessed. Variable annuity guaranteed benefit rider charges, cost of insurance charges on UL and VUL insurance and contract charges (net of reinsurance premiums and cost of reinsurance for UL insurance products) and surrender charges on annuities and UL and VUL insurance are recognized as revenue when assessed.

Realized gains and losses on the sale of securities, other than equity method investments, are recognized using the specific identification method, on a trade date basis.

Fees received under marketing support and distribution services arrangements are recognized as revenue when earned.

See Note 4 for further discussion of accounting policies on revenue from contracts with customers.

3.  RECENT ACCOUNTING PRONOUNCEMENTS

Future Adoption of New Accounting Standards

Financial Instruments — Credit Losses — Troubled Debt Restructurings and Vintage Disclosures

In March 2022, the Financial Accounting Standards Board (“FASB”) proposed amendments to Accounting Standards Update (“ASU”) 2016-13, Financial Instruments — Credit Losses: Measurement of Credit Losses on Financial Instruments (“Topic 326”). The update removes the recognition and measurement guidance for TDRs by creditors in Subtopic 310-40, Receivables — Troubled Debt Restructurings by Creditors, and modifies the disclosure requirements for certain loan refinancing and restructuring by creditors when a borrower is experiencing financial difficulty. Rather than applying the recognition and measurement for TDRs, an entity must apply the loan refinancing and restructuring guidance to determine whether a modification results in a new loan or a continuation of an existing loan. The update also requires entities to disclose current-period gross write-offs by year of origination for financing receivables and net investments in leases within the scope of Subtopic 326-20, Financial

RiverSource Life Insurance Company

Instruments — Credit Losses — Measured at Amortized Cost. The amendments are to be applied prospectively, but entities may apply a modified retrospective transition for changes to the recognition and measurement of TDRs. For entities that have adopted Topic 326, the amendments are effective for interim and annual periods beginning after December 15, 2022. Early adoption is permitted for entities that have adopted Topic 326, including adoption in an interim period. The Company adopted the standard on January 1, 2023. The adoption of this update did not have an impact on the Company’s consolidated financial condition and results of operations.

Financial Services — Insurance — Targeted Improvements to the Accounting for Long-Duration Contracts

In August 2018, the FASB updated the accounting standard related to long-duration insurance contracts (ASU 2018-12). The guidance changes elements of the measurement models and disclosure requirements for an insurer’s long-duration insurance contract benefits and acquisition costs by expanding the use of fair value accounting to certain contract benefits, requiring updates, if any, to assumptions used to measure liabilities for future policy benefit, and changing the amortization pattern of deferred acquisition costs to a constant level basis. Adoption of the accounting standard will not impact overall cash flows, insurance subsidiaries’ dividend capacity, or regulatory capital requirements.

When the Company adopts the standard as of January 1, 2021 (the “transition date”), opening equity will be adjusted for the adoption impacts to retained earnings and AOCI and prior periods presented (i.e. 2021 and 2022) will be restated. The Company estimates the adoption impact as of January 1, 2021 to be a reduction in total equity of $1.8 billion to $2.1 billion, of which a significant portion will be reflected in AOCI. However, as of December 31, 2022, the impact on total equity is estimated to be an increase of $400 million to $600 million as a result of changes in the equity, credit, and rate environment subsequent to the transition date.

The Company utilizes a governance framework to guide our adoption process and is managing a detailed implementation plan to support the timely application of the standard in the first quarter of 2023. The Company continues to refine its internal controls environment. These activities include, but are not limited to, execution of controls surrounding actuarial valuations, and accounting and financial reporting controls. The estimated adoption impact at transition date and the impact to periods subsequent to transition date is subject to change as the Company completes its adoption process by the first quarter of 2023 reporting.

4.  REVENUE FROM CONTRACTS WITH CUSTOMERS

The following table presents disaggregated revenue from contracts with customers and a reconciliation to total revenues reported on the Consolidated Statements of Income:

	Years Ended December 31,
(in millions)	2022	2021	2020
Policy and contract charges
Affiliated (from Columbia Management Investment Distributors, Inc.)	$164	$193	$173
Unaffiliated	14	17	14
Total	178	210	187
Other revenues
Administrative fees
Affiliated (from Columbia Management Investment Services, Corp.)	42	49	44
Unaffiliated	18	20	18
	60	69	62
Other fees
Affiliated (from Columbia Management Investment Advisers, LLC (“CMIA”) and Columbia Wanger Asset Management, LLC)	334	389	351
Unaffiliated	4	5	4
	338	394	355
Total	398	463	417
Total revenue from contracts with customers	576	673	604
Revenue from other sources (1)	3,192	2,798	3,172
Total revenues	$3,768	$3,471	$3,776

(1)	Amounts primarily consist of revenue associated with insurance and annuity products or financial instruments.

The following discussion describes the nature, timing, and uncertainty of revenues and cash flows arising from the Company’s contracts with customers.

Policy and contract charges

The Company earns revenue for providing distribution-related services to affiliated and unaffiliated mutual funds that are available as underlying investments in its variable annuity and variable life insurance products. The performance obligation is satisfied at the time the mutual fund is distributed. Revenue is recognized over the time the mutual fund is held in the variable product and is generally earned based on a fixed rate applied, as a percentage, to the net asset value of the fund. The revenue is

RiverSource Life Insurance Company

not recognized at the time of sale because it is variably constrained due to factors outside the Company’s control, including market volatility and how long the fund(s) remain in the insurance policy or annuity contract. The revenue will not be recognized until it is probable that a significant reversal will not occur. These fees are accrued and collected on a monthly basis.

Other revenues

Administrative fees

The Company earns revenue for providing customer support, contract servicing and administrative services for affiliated and unaffiliated mutual funds that are available as underlying instruments in its variable annuity and variable life insurance products. The transfer agent and administration revenue is earned daily based on a fixed rate applied, as a percentage, to assets under management. These performance obligations are considered a series of distinct services that are substantially the same and are satisfied each day over the contract term. These fees are accrued and collected on a monthly basis.

Other fees

The Company earns revenue for providing affiliated and unaffiliated partners an opportunity to educate the financial advisors of its affiliate, AFS, that sell the Company’s products as well as product and marketing personnel to support the offer, sale and servicing of funds within the Company’s variable annuity and variable life insurance products. These payments allow the parties to train and support the advisors, explain the features of their products, and distribute marketing and educational materials. The affiliated revenue is earned based on a rate, updated at least annually, which is applied, as a percentage, to the market value of assets invested. The unaffiliated revenue is earned based on a fixed rate applied, as a percentage, to the market value of assets invested. These performance obligations are considered a series of distinct services that are substantially the same and are satisfied each day over the contract term. These fees are accrued and collected on a monthly basis.

Receivables

Receivables for revenue from contracts with customers are recognized when the performance obligation is satisfied and the Company has an unconditional right to the revenue. Receivables related to revenues from contracts with customers were $48 million and $62 million as of December 31, 2022 and 2021, respectively.

5.  VARIABLE INTEREST ENTITIES

The Company provides asset management services to CLOs which are considered to be VIEs that are sponsored by the Company. In addition, the Company invests in structured investments other than CLOs and certain affordable housing partnerships which are considered VIEs. The Company consolidates the CLOs if the Company is deemed to be the primary beneficiary. The Company has no obligation to provide financial or other support to the non-consolidated VIEs beyond its initial investment and existing future funding commitments, and the Company has not provided any support to these entities. The Company has unfunded commitments related to consolidated CLOs of $30 million and $27 million as of December 31, 2022 and 2021, respectively. See Note 20 for information on future funding commitments of other VIEs.

See Note 2 for further discussion of the Company’s accounting policy on consolidation.

CLOs

CLOs are asset backed financing entities collateralized by a pool of assets, primarily syndicated loans and, to a lesser extent, high-yield bonds. Multiple tranches of debt securities are issued by a CLO, offering investors various maturity and credit risk characteristics. The debt securities issued by the CLOs are non-recourse to the Company. The CLO’s debt holders have recourse only to the assets of the CLO. The assets of the CLOs cannot be used by the Company. Scheduled debt payments are based on the performance of the CLO’s collateral pool. The Company earns management fees from the CLOs based on the value of the CLO’s collateral pool and, in certain instances, may also receive incentive fees. The fee arrangement is at market and commensurate with the level of effort required to provide those services. The Company has invested in a portion of the unrated, junior subordinated notes and highly rated senior notes of certain CLOs. The Company consolidates certain CLOs where it is the primary beneficiary and has the power to direct the activities that most significantly impact the economic performance of the CLO.

The Company’s maximum exposure to loss with respect to non-consolidated CLOs is limited to its amortized cost, which was $1 million as of both December 31, 2022 and 2021. The Company classifies these investments as Available-for-Sale securities. See Note 6 for additional information on these investments.

Affordable Housing Partnerships and Other Real Estate Partnerships

The Company is a limited partner in affordable housing partnerships that qualify for government-sponsored low income housing tax credit programs and partnerships that invest in multi-family residential properties that were originally developed with an affordable housing component. The Company has determined it is not the primary beneficiary and therefore does not consolidate these partnerships.

A majority of the limited partnerships are VIEs. The Company’s maximum exposure to loss as a result of its investment in the VIEs is limited to the carrying value. The carrying value is reflected in other investments and was $92 million and $138 million

RiverSource Life Insurance Company

as of December 31, 2022 and 2021, respectively. The Company had a liability of $7 million and $8 million as of December 31, 2022 and 2021, respectively, related to original purchase commitments not yet remitted to the VIEs. The Company has not provided any additional support and is not contractually obligated to provide additional support to the VIEs beyond the funding commitments.

Structured Investments

The Company invests in structured investments which are considered VIEs for which it is not the sponsor. These structured investments typically invest in fixed income instruments and are managed by third parties and include asset backed securities, and commercial and residential mortgage backed securities. The Company classifies these investments as Available-for-Sale securities. The Company has determined that it is not the primary beneficiary of these structures due to the size of the Company’s investment in the entities and position in the capital structure of these entities. The Company’s maximum exposure to loss as a result of its investment in these structured investments is limited to its amortized cost. See Note 6 for additional information on these structured investments.

Fair Value of Assets and Liabilities

The Company categorizes its fair value measurements according to a three-level hierarchy. See Note 13 for the definition of the three levels of the fair value hierarchy.

The following tables present the balances of assets and liabilities held by consolidated investment entities measured at fair value on a recurring basis:

	December 31, 2022
(in millions)	Level 1	Level 2	Level 3	Total
Assets
Investments:
Corporate debt securities	$—	$35	$—	$35
Common stocks	—	3	—	3
Syndicated loans	—	2,191	125	2,316
Total investments	—	2,229	125	2,354
Receivables	—	20	—	20
Other assets	—	1	1	2
Total assets at fair value	$—	$2,250	$126	$2,376
Liabilities
Debt(1)	$—	$2,363	$—	$2,363
Other liabilities	—	119	—	119
Total liabilities at fair value	$—	$2,482	$—	$2,482

	December 31, 2021
(in millions)	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common stocks	$—	$3	$—	$3
Syndicated loans	—	2,117	64	2,181
Total investments	—	2,120	64	2,184
Receivables	—	17	—	17
Other assets	—	—	3	3
Total assets at fair value	$—	$2,137	$67	$2,204
Liabilities
Debt(1)	$—	$2,164	$—	$2,164
Other liabilities	—	137	—	137
Total liabilities at fair value	$—	$2,301	$—	$2,301

(1)

The carrying value of the CLOs’ debt is set equal to the fair value of the CLOs’ assets. The estimated fair value of the CLOs’ debt was $2.4 billion and $2.2 billion as of December 31, 2022 and 2021, respectively.

RiverSource Life Insurance Company

The following tables provide a summary of changes in Level 3 assets held by consolidated investment entities measured at fair value on a recurring basis:

	Common Stocks	Syndicated Loans		Other Assets
Balance, January 1, 2022	$—	$64		$3
Total gains (losses) included in:
Net income	—	(11	)(1)	—
Purchases	—	69		—
Sales	—	(4)		—
Settlements	—	(8)		—
Transfers into Level 3	2	218		1
Transfers out of Level 3	(2)	(203)		(3)
Balance, December 31, 2022	$—	$125		$1
Changes in unrealized gains (losses) included in net income relating to assets held at December 31, 2022	$—	$(10	)(1)	$—

(in millions)	Syndicated Loans	Other Assets
Balance, January 1, 2021	$92	$2
Total gains (losses) included in:
Net income	2 (1)	1	(1)
Purchases	106	—
Sales	(38)	—
Settlements	(49)	—
Transfers into Level 3	119	2
Transfers out of Level 3	(150)	(2)
Deconsolidation of consolidated investment entities	(18)	—
Balance, December 31, 2021	$64	$3
Changes in unrealized gains (losses) included in net income relating to assets held at December 31, 2021	$—	$1	(1)

(in millions)	Syndicated Loans	Other Assets
Balance, January 1, 2020	$—	$—
Total gains (losses) included in:
Purchases	—	2
Sales	(2)	—
Transfers into Level 3	15	—
Transfers out of Level 3	(70)	—
Consolidation of consolidated investment entities	149	—
Balance, December 31, 2020	$92	$2
Changes in unrealized gains (losses) included in net income relating to assets held at December 31, 2020	$—	$—

(1)	Included in Net investment income.

Securities and loans transferred from Level 3 primarily represent assets with fair values that are now obtained from a third-party pricing service with observable inputs or priced in active markets. Securities and loans transferred to Level 3 represent assets with fair values that are now based on a single non-binding broker quote.

All Level 3 measurements as of December 31, 2022 and 2021 were obtained from non-binding broker quotes where unobservable inputs utilized in the fair value calculation are not reasonably available to the Company.

Determination of Fair Value

Assets

Investments

The fair value of syndicated loans obtained from third-party pricing services using a market approach with observable inputs is classified as Level 2. The fair value of syndicated loans obtained from third-party pricing services with a single non-binding broker quote as the underlying valuation source is classified as Level 3. The underlying inputs used in non-binding broker quotes are not readily available to the Company. See Note 13 for a description of the Company’s determination of the fair value of corporate debt securities, common stocks and other investments.

Receivables

For receivables of the consolidated CLOs, the carrying value approximates fair value as the nature of these assets has historically been short term and the receivables have been collectible. The fair value of these receivables is classified as Level 2.

RiverSource Life Insurance Company

Liabilities

Debt

The fair value of the CLOs’ assets, typically syndicated bank loans, is more observable than the fair value of the CLOs’ debt tranches for which market activity is limited and less transparent. As a result, the fair value of the CLOs’ debt is set equal to the fair value of the CLOs’ assets and is classified as Level 2.

Other Liabilities

Other liabilities consist primarily of securities purchased but not yet settled held by consolidated CLOs. The carrying value approximates fair value as the nature of these liabilities has historically been short term. The fair value of these liabilities is classified as Level 2. Other liabilities also include accrued interest on the CLO debt.

Fair Value Option

The Company has elected the fair value option for the financial assets and liabilities of the consolidated CLOs. Management believes that the use of the fair value option better matches the changes in fair value of assets and liabilities related to the CLOs.

The following table presents the fair value and unpaid principal balance of loans and debt for which the fair value option has been elected:

(in millions)	December 31, 2022	December 31, 2021
Syndicated loans
Unpaid principal balance	$2,525	$2,233
Excess unpaid principal over fair value	(209)	(52)
Fair value	$2,316	$2,181
Fair value of loans more than 90 days past due	$—	$—
Fair value of loans in nonaccrual status	23	13
Difference between fair value and unpaid principal of loans more than 90 days past due, loans in nonaccrual status or both	48	10
Debt
Unpaid principal balance	$2,636	$2,296
Excess unpaid principal over fair value	(273)	(132)
Carrying value (1)	$2,363	$2,164

(1)

The carrying value of the CLOs’ debt is set equal to the fair value of the CLOs’ assets. The estimated fair value of the CLOs’ debt was $2.4 billion and $2.2 billion as of December 31, 2022 and 2021, respectively.

During the third quarter of 2022, the Company launched one new CLO and issued debt of $352 million.

Interest income from syndicated loans, bonds and structured investments is recorded based on contractual rates in Net investment income. Gains and losses related to changes in the fair value of investments are recorded in Net investment income and gains and losses on sales of investments are recorded in Net realized investment gains (losses). Interest expense on debt is recorded in Interest and debt expense with gains and losses related to changes in the fair value of debt recorded in Net investment income.

Total net gains (losses) recognized in Net investment income related to the changes in fair value of investments the Company owns in the consolidated CLOs where it has elected the fair value option and collateralized financing entity accounting were immaterial for the years ended December 31, 2022, 2021 and 2020.

Debt of the consolidated investment entities and the stated interest rates were as follows:

	Carrying Value		Weighted Average Interest Rate
(in millions)	December 31, 2022	December 31, 2021	December 31, 2022	December 31, 2021
Debt of consolidated CLOs due 2028-2034	$2,363	$2,164	5.3%	1.7%

The debt of the consolidated CLOs has both fixed and floating interest rates, which range from nil to 13.6%. The interest rates on the debt of CLOs are weighted average rates based on the outstanding principal and contractual interest rates.

RiverSource Life Insurance Company

6.  INVESTMENTS

Available-for-Sale securities distributed by type were as follows:

	December 31, 2022
Description of Securities (in millions)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value

Fixed maturities:
Corporate debt securities	$9,349	$180	$(803)	$(20)	$8,706
Residential mortgage backed securities	3,254	8	(303)	—	2,959
Commercial mortgage backed securities	2,904	2	(255)	—	2,651
State and municipal obligations	761	53	(26)	(2)	786
Asset backed securities	1,025	10	(38)	—	997
Foreign government bonds and obligations	37	—	(2)	—	35
U.S. government and agency obligations	1	—	—	—	1
Total	$17,331	$253	$(1,427)	$(22)	$16,135

	December 31, 2021
Description of Securities (in millions)	Amortized Cost	Gross Unrealized Gains	Gross Unrealized Losses	Allowance for Credit Losses	Fair Value

Fixed maturities:
Corporate debt securities	$8,447	$1,238	$(47)	$—	$9,638
Residential mortgage backed securities	2,226	36	(12)	—	2,250
Commercial mortgage backed securities	2,615	56	(15)	—	2,656
State and municipal obligations	832	244	(1)	(1)	1,074
Asset backed securities	517	22	(2)	—	537
Foreign government bonds and obligations	80	4	(1)	—	83
U.S. government and agency obligations	1	—	—	—	1
Total	$14,718	$1,600	$(78)	$(1)	$16,239

In March 2020, the Company purchased $368 million of investments at fair value, primarily agency residential mortgage backed securities, from Ameriprise Financial.

As of December 31, 2022 and 2021, accrued interest of $139 million and $118 million, respectively, is excluded from the amortized cost basis of Available-for-Sale securities in the tables above and is recorded in Accrued investment income.

As of December 31, 2022 and 2021, investment securities with a fair value of $2.6 billion and $2.4 billion, respectively, were pledged to meet contractual obligations under derivative contracts and short-term borrowings, of which $302 million and $314 million, respectively, may be sold, pledged or rehypothecated by the counterparty.

As of both December 31, 2022 and 2021, fixed maturity securities comprised approximately 85% of the Company’s total investments. Rating agency designations are based on the availability of ratings from Nationally Recognized Statistical Rating Organizations (“NRSROs”), including Moody’s Investors Service (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) and Fitch Ratings Ltd. (“Fitch”). The Company uses the median of available ratings from Moody’s, S&P and Fitch, or if fewer than three ratings are available, the lower rating is used. When ratings from Moody’s, S&P and Fitch are unavailable, the Company may utilize ratings from other NRSROs or rate the securities internally. As of December 31, 2022 and 2021, $257 million and $359 million, respectively, of securities were internally rated by CMIA, an affiliate of the Company, using criteria similar to those used by NRSROs.

RiverSource Life Insurance Company

A summary of fixed maturity securities by rating was as follows:

	December 31, 2022			December 31, 2021
Ratings (in millions, except percentages)	Amortized Cost	Fair Value	Percent of Total Fair Value	Amortized Cost	Fair Value	Percent of Total Fair Value
AAA	$6,313	$5,754	36%	$5,031	$5,107	31%
AA	1,159	1,188	7	757	932	6
A	1,572	1,594	10	1,662	2,013	12
BBB	7,646	7,023	43	6,293	7,063	44
Below investment grade(1)	641	576	4	975	1,124	7
Total fixed maturities	$17,331	$16,135	100%	$14,718	$16,239	100%

(1)

The amortized cost of below investment grade securities includes interest in non-consolidated CLOs managed by the Company of $1 million as of both December 31, 2022 and 2021. The fair value of below investment grade securities includes interest in non-consolidated CLOs managed by the Company of $1 million and $2 million as of December 31, 2022 and 2021, respectively. These securities are not rated but are included in below investment grade due to their risk characteristics.

As of December 31, 2022 and 2021, approximately 36% and 40%, respectively, of securities rated AAA were GNMA, FNMA and FHLMC mortgage backed securities. As of December 31, 2022, the Company had holdings in Ameriprise Advisor Financing 2, LLC (“AAF 2”), an affiliate of the Company, totaling $544 million that was 70% of the Company’s total shareholder’s equity. Also, the Company had an additional 46 issuers with holdings totaling $5.7 billion that individually were between 10% and 27% of the Company’s total shareholder’s equity as of December 31, 2022. As of December 31, 2021, the Company had holdings in Ameriprise Advisor Financing, LLC (“AAF”), an affiliate of the Company, totaling $289 million that was 14% of the Company’s total shareholder’s equity. Also, the Company had an additional three issuers with holdings totaling $693 million that individually were between 10% and 12% of the Company’s total shareholder’s equity as of December 31, 2021. There were no other holdings of any other issuer greater than 10% of the Company’s total shareholder’s equity as of December 31, 2022 and 2021.

The following tables summarize the fair value and gross unrealized losses on Available-for-Sale securities, aggregated by major investment type and the length of time that individual securities have been in a continuous unrealized loss position for which no allowance for credit losses has been recorded:

	December 31, 2022
(in millions, except number of securities)	Less than 12 months			12 months or more			Total
Description of Securities	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses
Corporate debt securities	405	$5,028	$(443)	100	$1,532	$(360)	505	$6,560	$(803)
Residential mortgage backed securities	189	1,643	(117)	52	826	(186)	241	2,469	(303)
Commercial mortgage backed securities	176	1,746	(149)	58	666	(106)	234	2,412	(255)
State and municipal obligations	40	126	(15)	26	59	(11)	66	185	(26)
Asset backed securities	39	808	(28)	4	60	(10)	43	868	(38)
Foreign government bonds and obligations	10	32	(1)	1	1	(1)	11	33	(2)
Total	859	$9,383	$(753)	241	$3,144	$(674)	1,100	$12,527	$(1,427)

	December 31, 2021
(in millions, except number of securities)	Less than 12 months			12 months or more			Total
Description of Securities	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses	Number of Securities	Fair Value	Unrealized Losses
Corporate debt securities	102	$2,007	$(42)	14	$81	$(5)	116	$2,088	$(47)
Residential mortgage backed securities	55	1,162	(12)	2	1	—	57	1,163	(12)
Commercial mortgage backed securities	60	809	(15)	3	13	—	63	822	(15)
State and municipal obligations	25	63	(1)	—	—	—	25	63	(1)
Asset backed securities	5	91	(2)	—	—	—	5	91	(2)
Foreign government bonds and obligations	5	6	—	6	4	(1)	11	10	(1)
Total	252	$4,138	$(72)	25	$99	$(6)	277	$4,237	$(78)

As part of the Company’s ongoing monitoring process, management determined that the change in gross unrealized losses on its Available-for-Sale securities for which an allowance for credit losses has not been recognized during the year ended December 31, 2022 is primarily attributable to the impact of higher interest rates and wider credit spreads driven by continued market volatility, with no specific credit concerns. The Company did not recognize these unrealized losses in earnings because it

RiverSource Life Insurance Company

was determined that such losses were due to non-credit factors. The Company does not intend to sell these securities and does not believe that it is more likely than not that the Company will be required to sell these securities before the anticipated recovery of the remaining amortized cost basis. As of December 31, 2022 and 2021, approximately 93% and 92%, respectively, of the total of Available-for-Sale securities with gross unrealized losses were considered investment grade.

The following table presents a rollforward of the allowance for credit losses on Available-for-Sale securities:

(in millions)	Corporate Debt Securities	State and Municipal Obligations	Total
Balance at January 1, 2020	$—	$—	$—
Additions for which credit losses were not previously recorded	13	—	13
Additional increases (decreases) on securities that had an allowance recorded in a previous period	(3)	—	(3)
Balance at December 31, 2020	10	—	10
Additions for which credit losses were not previously recorded	—	1	1
Charge-offs	(10)	—	(10)
Balance at December 31, 2021	—	1	1
Additions for which credit losses were not previously recorded	20	—	20
Additional increases (decreases) on securities that had an allowance recorded in a previous period	—	1	1
Balance at December 31, 2022	$20	$2	$22

Net realized gains and losses on Available-for-Sale securities, determined using the specific identification method, recognized in Net realized investment gains (losses) were as follows:

	Years Ended December 31,
(in millions)	2022	2021	2020
Gross realized investment gains	$28	$576	$17
Gross realized investment losses	(25)	(6)	(2)
Credit losses	(21)	(1)	(10)
Other impairments	(70)	(13)	—
Total	$(88)	$556	$5

Credit losses for the year ended December 31, 2022 primarily related to recording an allowance for credit losses on a corporate debt security in the communications industry. Credit losses for the year ended December 31, 2021 primarily related to recording an allowance for credit losses on certain state and municipal securities. Credit losses for the year ended December 31, 2020 primarily related to recording an allowance for credit losses on certain corporate debt securities, primarily in the oil and gas industry. Other impairments for the years ended December 31, 2022 and 2021 related to Available-for-Sale securities which the Company intended to sell.

See Note 18 for a rollforward of net unrealized investment gains (losses) included in AOCI.

Available-for-Sale securities by contractual maturity as of December 31, 2022 were as follows:

(in millions)	Amortized Cost	Fair Value
Due within one year	$317	$315
Due after one year through five years	1,644	1,581
Due after five years through 10 years	3,608	3,104
Due after 10 years	4,579	4,528
	10,148	9,528
Residential mortgage backed securities	3,254	2,959
Commercial mortgage backed securities	2,904	2,651
Asset backed securities	1,025	997
Total	$17,331	$16,135

Actual maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations. Residential mortgage backed securities, commercial mortgage backed securities and asset backed securities are not due at a single maturity date. As such, these securities were not included in the maturities distribution.

RiverSource Life Insurance Company

The following is a summary of Net investment income:

	Years Ended December 31,
(in millions)	2022	2021	2020
Fixed maturities	$615	$643	$777
Mortgage loans	73	102	115
Other investments	159	101	(3)
	847	846	889
Less: investment expenses	20	19	20
Total	$827	$827	$869

Net realized investment gains (losses) are summarized as follows:

	Years Ended December 31,
(in millions)	2022	2021	2020
Fixed maturities	$(88)	$556	$5
Mortgage loans	(1)	57	(10)
Other investments	(11)	(18)	(5)
Total	$(100)	$595	$(10)

7.  FINANCING RECEIVABLES

Financing receivables are comprised of commercial loans, policy loans and deposit receivables. See Note 2 for information regarding the Company’s accounting policies related to financing receivables and the allowance for credit losses.

Allowance for Credit Losses

The following table presents a rollforward of the allowance for credit losses:

(in millions)	Commercial Loans
Balance at December 31, 2019 (1)	$20
Cumulative effect of adoption of current expected credit losses guidance	3
Balance at January 1, 2020	23
Provisions	12
Balance at December 31, 2020	35
Provisions	(23)
Balance at December 31, 2021	12
Provisions	1
Charge-offs	(2)
Balance at December 31, 2022	$11

(1)	Prior to January 1, 2020, the allowance for credit losses was based on an incurred loss model that did not require estimating expected credit losses over the expected life of the asset.

The decrease in the allowance for credit losses provision for commercial loans in 2021 reflected the sale of certain commercial mortgage loans and syndicated loans in conjunction with the fixed deferred and immediate annuity reinsurance transaction in 2021.

As of December 31, 2022 and 2021, accrued interest on commercial loans was $14 million and $11 million, respectively, and is recorded in Accrued investment income and excluded from the amortized cost basis of commercial loans.

Purchases and Sales

There were no commercial mortgage loans sold for the years ended December 31, 2022 and 2020. During the year ended December 31, 2021, the Company sold $746 million of commercial mortgage loans.

During the years ended December 31, 2022, 2021 and 2020, the Company purchased $42 million, $26 million and $140 million, respectively, of syndicated loans, and sold nil, $340 million and $13 million, respectively, of syndicated loans.

The Company has not acquired any loans with deteriorated credit quality as of the acquisition date.

Credit Quality Information

There were no nonperforming loans as of both December 31, 2022 and 2021. All loans were considered to be performing.

RiverSource Life Insurance Company

Commercial Loans

Commercial Mortgage Loans

The Company reviews the credit worthiness of the borrower and the performance of the underlying properties in order to determine the risk of loss on commercial mortgage loans. Loan-to-value ratio is the primary credit quality indicator included in this review.

Based on this review, the commercial mortgage loans are assigned an internal risk rating, which management updates when credit risk changes. Commercial mortgage loans which management has assigned its highest risk rating were less than 1% of total commercial mortgage loans as of both December 31, 2022 and 2021. Loans with the highest risk rating represent distressed loans which the Company has identified as impaired or expects to become delinquent or enter into foreclosure within the next six months. There were no commercial mortgage loans past due as of both December 31, 2022 and 2021.

The tables below present the amortized cost basis of commercial mortgage loans by year of origination and loan-to-value ratio:

	December 31, 2022
Loan-to-Value Ratio (in millions)	2022	2021	2020	2019	2018	Prior	Total
> 100%	$—	$—	$2	$2	$—	$39	$43
80% - 100%	1	9	2	20	7	30	69
60% - 80%	39	85	17	52	9	104	306
40% - 60%	49	84	64	80	55	426	758
< 40%	16	8	27	42	78	432	603
Total	$105	$186	$112	$196	$149	$1,031	$1,779

	December 31, 2021
Loan-to-Value Ratio (in millions)	2021	2020	2019	2018	2017	Prior	Total
> 100%	$—	$—	$20	$10	$—	$29	$59
80% - 100%	9	2	9	2	—	29	51
60% - 80%	141	76	59	15	58	133	482
40% - 60%	37	30	75	74	49	393	658
< 40%	6	8	46	—	47	443	550
Total	$193	$116	$209	$101	$154	$1,027	$1,800

Loan-to-value ratio is based on income and expense data provided by borrowers at least annually and long-term capitalization rate assumptions based on property type.

In addition, the Company reviews the concentrations of credit risk by region and property type. Concentrations of credit risk of commercial mortgage loans by U.S. region were as follows:

	Loans		Percentage
	December 31,		December 31,
	2022	2021	2022	2021
	(in millions)
East North Central	$192	$183	11%	10%
East South Central	51	54	3	3
Middle Atlantic	100	107	6	6
Mountain	120	111	7	6
New England	17	21	1	1
Pacific	601	589	34	33
South Atlantic	467	477	26	26
West North Central	115	136	6	8
West South Central	116	122	6	7

	1,779	1,800	100%	100%

Less: allowance for credit losses	11	12

Total	$1,768	$1,788

RiverSource Life Insurance Company

Concentrations of credit risk of commercial mortgage loans by property type were as follows:

	Loans		Percentage
	December 31,		December 31,
	2022	2021	2022	2021
	(in millions)
Apartments	$465	$464	26%	26%
Hotel	14	15	1	1
Industrial	295	293	17	16
Mixed use	55	57	3	3
Office	243	254	14	14
Retail	576	589	32	33
Other	131	128	7	7

	1,779	1,800	100%	100%

Less: allowance for credit losses	11	12

Total	$1,768	$1,788

Syndicated Loans

The recorded investment in syndicated loans as of December 31, 2022 and 2021 was $72 million and $43 million, respectively. The Company’s syndicated loan portfolio is diversified across industries and issuers. There were no syndicated loans past due as of both December 31, 2022 and 2021. The Company assigns an internal risk rating to each syndicated loan in its portfolio ranging from 1 through 5, with 5 reflecting the lowest quality.

The tables below present the amortized cost basis of syndicated loans by origination year and internal risk rating:

	December 31, 2022
Internal Risk Rating (in millions)	2022	2021	2020	2019	2018	Prior	Total
Risk 5	$—	$—	$—	$—	$—	$—	$—
Risk 4	—	—	—	—	—	—	—
Risk 3	—	5	—	3	—	2	10
Risk 2	5	13	2	5	—	11	36
Risk 1	3	5	1	3	5	9	26
Total	$8	$23	$3	$11	$5	$22	$72

	December 31, 2021
Internal Risk Rating (in millions)	2021	2020	2019	2018	2017	Prior	Total
Risk 5	$—	$—	$—	$—	$—	$—	$—
Risk 4	—	—	—	—	—	—	—
Risk 3	—	—	—	—	—	1	1
Risk 2	11	—	4	1	8	4	28
Risk 1	4	—	—	3	3	4	14
Total	$15	$—	$4	$4	$11	$9	$43

Policy Loans

Policy loans do not exceed the cash surrender value at origination. As there is minimal risk of loss related to policy loans, there is no allowance for credit losses.

Deposit Receivables

Deposit receivables were $7.4 billion and $7.9 billion as of December 31, 2022 and 2021, respectively. Deposit receivables are collateralized by the fair value of the assets held in trusts. Based on management’s evaluation of the collateral value relative to the deposit receivables, the allowance for credit losses for deposit receivables was not material as of both December 31, 2022 and 2021.

Troubled Debt Restructurings

There were no loans accounted for as a troubled debt restructuring by the Company during the years ended December 31, 2022, 2021 and 2020. There are no commitments to lend additional funds to borrowers whose loans have been restructured.

RiverSource Life Insurance Company

8.  DEFERRED ACQUISITION COSTS AND DEFERRED SALES INDUCEMENT COSTS

Management updates market-related inputs on a quarterly basis and implements model changes related to the living benefit valuation. In addition, management conducts its annual review of life insurance and annuity valuation assumptions relative to current experience and management expectations including modeling changes. These aforementioned changes are collectively referred to as unlocking. The impact of unlocking to DAC for the year ended December 31, 2022 primarily reflected a $49 million increase from lower surrenders on variable annuities with living benefits and UL and VUL insurance products partially offset by a $27 million decrease from updating mortality assumptions for variable annuities and a $13 million decrease from updating the discount rate for variable annuities. The impact of unlocking to DAC for the year ended December 31, 2021 primarily reflected a favorable impact from lower surrenders on variable annuities with living benefits and UL and VUL insurance products. The impact of unlocking to DAC for the year ended December 31, 2020 primarily reflected updates to interest rate assumptions, partially offset by a favorable impact from lower surrenders on annuity contracts with a withdrawal benefit.

The balances of and changes in DAC were as follows:

(in millions)	2022	2021	2020
Balance at January 1	$2,757	$2,508	$2,673
Capitalization of acquisition costs	191	267	216
Amortization	(204)	(172)	(164)
Amortization, impact of valuation assumptions review	8	60	(100)
Impact of change in net unrealized (gains) losses on securities	389	94	(117)
Balance at December 31	$3,141	$2,757	$2,508

The balances of and changes in DSIC, which is included in Other assets, were as follows:

(in millions)	2022	2021	2020
Balance at January 1	$187	$187	$216
Capitalization of sales inducement costs	1	1	1
Amortization	(24)	(16)	(13)
Amortization, impact of valuation assumptions review	2	2	(16)
Impact of change in net unrealized (gains) losses on securities	15	13	(1)
Balance at December 31	$181	$187	$187

9.  REINSURANCE

The Company reinsures a portion of the insurance risks associated with its traditional life, DI and LTC insurance products through reinsurance agreements with unaffiliated reinsurance companies. The Company reinsures 100% of its insurance risk associated with its life contingent immediate annuity policies in force as of June 30, 2021 through a reinsurance agreement with Commonwealth. Policies issued on or after July 1, 2021 and policies issued by RiverSource Life of NY are not subject to this reinsurance agreement.

Reinsurance contracts do not relieve the Company from its primary obligation to policyholders.

The Company generally reinsures 90% of the death benefit liability for new term life insurance policies beginning in 2001 (RiverSource Life of NY began in 2002) and new individual UL and VUL insurance policies beginning in 2002 (2003 for RiverSource Life of NY). Policies issued prior to these dates are not subject to these same reinsurance levels.

However, for IUL policies issued after September 1, 2013 and VUL policies issued after January 1, 2014, the Company generally reinsures 50% of the death benefit liability. Similarly, the Company reinsures 50% of the death benefit and morbidity liabilities related to its UL product with LTC benefits.

The maximum amount of life insurance risk the Company will retain is $10 million on a single life and $10 million on any flexible premium survivorship life policy; however, reinsurance agreements are in place such that retaining more than $1.5 million of insurance risk on a single life or a flexible premium survivorship life policy is very unusual. Risk on UL and VUL policies is reinsured on a yearly renewable term basis. Risk on most term life policies starting in 2001 (2002 for RiverSource Life of NY) is reinsured on a coinsurance basis, a type of reinsurance in which the reinsurer participates proportionally in all material risks and premiums associated with a policy.

The Company also has life insurance and fixed annuity risk previously assumed under reinsurance arrangements with unaffiliated insurance companies.

For existing LTC policies, the Company has continued ceding 50% of the risk on a coinsurance basis to subsidiaries of Genworth Financial, Inc. (“Genworth”) and retains the remaining risk. For RiverSource Life of NY, this reinsurance arrangement applies for 1996 and later issues only. Under these agreements, the Company has the right, but never the obligation, to recapture some, or all, of the risk ceded to Genworth.

RiverSource Life Insurance Company

Generally, the Company retains at most $5,000 per month of risk per life on DI policies sold on policy forms introduced in most states starting in 2007 (2010 for RiverSource Life of NY) and reinsures the remainder of the risk on a coinsurance basis with unaffiliated reinsurance companies. The Company retains all risk for new claims on DI contracts sold on other policy forms introduced prior to 2007 (2010 for RiverSource Life of NY). The Company also retains all risk on accidental death benefit claims and substantially all risk associated with waiver of premium provisions.

As of December 31, 2022 and 2021, traditional life and UL insurance policies in force were $198.9 billion and $198.6 billion, respectively, of which $146.2 billion and $145.1 billion as of December 31, 2022 and 2021 were reinsured at the respective year ends.

The effect of reinsurance on premiums for traditional long-duration products was as follows:

	Years Ended December 31,
(in millions)	2022	2021	2020
Direct premiums	$530	$490	$565
Reinsurance ceded	(224)	(1,361)	(224)
Net premiums	$306	$(871)	$341

Policy and contract charges are presented on the Consolidated Statements of Income net of $165 million, $152 million and $140 million of reinsurance ceded for non-traditional long-duration products for the years ended December 31, 2022, 2021 and 2020, respectively.

The amount of claims recovered through reinsurance on all contracts was $435 million, $404 million and $400 million for the years ended December 31, 2022, 2021 and 2020, respectively.

Reinsurance recoverables include approximately $2.7 billion and $2.6 billion related to LTC risk ceded to Genworth as of December 31, 2022 and 2021, respectively.

Policyholder account balances, future policy benefits and claims include $388 million and $413 million related to previously assumed reinsurance arrangements as of December 31, 2022 and 2021, respectively.

10.  POLICYHOLDER ACCOUNT BALANCES, FUTURE POLICY BENEFITS AND CLAIMS AND SEPARATE ACCOUNT LIABILITIES

Policyholder account balances, future policy benefits and claims consisted of the following:

	December 31,
(in millions)	2022	2021
Policyholder account balances
Fixed annuities(1)	$7,596	$8,117
Variable annuity fixed sub-accounts	4,779	4,990
UL/VUL insurance	3,070	3,103
IUL insurance	2,654	2,534
Structured variable annuities	6,383	4,440
Other life insurance	524	563
Total policyholder account balances	25,006	23,747
Future policy benefits
Variable annuity GMWB	1,853	2,336
Variable annuity GMAB(2)	35	(23)
Other annuity liabilities(3)	267	67
Fixed annuity life contingent liabilities	1,205	1,278
Life and DI insurance	1,096	1,139
LTC insurance	5,173	5,664
UL/VUL and other life insurance additional liabilities	1,169	1,291
Total future policy benefits	10,798	11,752
Policy claims and other policyholders’ funds	253	245
Total policyholder account balances, future policy benefits and claims	$36,057	$35,744

(1)	Includes fixed deferred annuities, non-life contingent fixed payout annuities and fixed deferred indexed annuity host contracts.
(2)	Includes the fair value of GMAB embedded derivatives that was a net asset as of December 31, 2021 reported as a contra liability.
(3)	Includes the fair value of the structured variable annuity embedded derivatives that was a net asset as of December 31, 2022 reported as a contra liability.

Fixed Annuities

Fixed annuities include deferred, payout and fixed deferred indexed annuity contracts. In 2020, the Company discontinued sales of fixed deferred and fixed deferred indexed annuities.

RiverSource Life Insurance Company

Deferred contracts offer a guaranteed minimum rate of interest and security of the principal invested. Payout contracts guarantee a fixed income payment for life or the term of the contract. Liabilities for fixed annuities in a benefit or payout status are based on future estimated payments using established industry mortality tables and interest rates, ranging from 2.23% to 9.38% as of December 31, 2022, depending on year of issue, with an average rate of approximately 3.62%. The Company generally invests the proceeds from the annuity contracts in fixed rate securities.

The Company’s equity indexed annuity (“EIA”) product is a single premium fixed deferred annuity. The Company discontinued new sales of EIAs in 2007. This annuity has a minimum interest rate guarantee of 3% on 90% of the initial premium, adjusted for any surrenders. The Company generally invests the proceeds from the annuity contracts in fixed rate securities and hedges the equity risk with derivative instruments.

The Company’s fixed index annuity product is a fixed annuity that includes an indexed account. The rate of interest credited above the minimum guarantee for funds allocated to the indexed account is linked to the performance of the specific index for the indexed account (subject to a cap). The contractholder could allocate all or a portion of the policy value to a fixed or indexed account. The portion of the policy allocated to the indexed account is accounted for as an embedded derivative. The Company hedges the interest credited rate including equity and interest rate risk related to the indexed account with derivative instruments. The contractholder could choose to add a GMWB for life rider for an additional fee.

See Note 17 for additional information regarding the Company’s derivative instruments used to hedge the risk related to indexed annuities.

Variable Annuities

Purchasers of variable annuities can select from a variety of investment options and can elect to allocate a portion to a fixed account. A vast majority of the premiums received for variable annuity contracts are held in separate accounts where the assets are held for the exclusive benefit of those contractholders.

See Note 2 and Note 11 for information regarding the Company’s variable annuity guarantees. See Note 13 and Note 17 for additional information regarding the Company’s derivative instruments used to hedge risks related to GMWB, GMAB and GMDB provisions. The Company does not currently hedge its risk under the GGU and GMIB provisions.

Structured Variable Annuities

The Company offers structured variable annuities which give contractholders the option to allocate a portion of their account value to an indexed account with the contractholder’s rate of return, which may be positive or negative, tied to selected indices. The portion of the policy allocated to the indexed account is accounted for as an embedded derivative.

Insurance Liabilities

UL/VUL is the largest group of insurance policies written by the Company. Purchasers of UL accumulate cash value that increases by a fixed interest rate. Purchasers of VUL can select from a variety of investment options and can elect to allocate a portion to a fixed account or a separate account. A vast majority of the premiums received for VUL policies are held in separate accounts where the assets are held for the exclusive benefit of those policyholders.

IUL is a UL policy that includes an indexed account. The rate of credited interest above the minimum guarantee for funds allocated to the indexed account is linked to the performance of the specific index for the indexed account (subject to stated account parameters, which include a cap and floor, or a spread and floor). The policyholder may allocate all or a portion of the policy value to a fixed or any available indexed account. The portion of the policy allocated to the indexed account is accounted for as an embedded derivative at fair value. The Company hedges the interest credited rate including equity and interest rate risk related to the indexed account with derivative instruments. See Note 17 for additional information regarding the Company’s derivative instruments used to hedge the risk related to IUL.

The Company also offers term life insurance as well as DI products. The Company no longer offers standalone LTC products and whole life insurance but has in force policies from prior years.

Insurance liabilities include accumulation values, incurred but not reported claims, obligations for anticipated future claims and unpaid reported claims.

The liability for estimates of benefits that will become payable on future claims on term life, whole life and DI policies is based on the net level premium and LTC policies is based on a gross premium valuation reflecting management’s current best estimate assumptions. Both include the anticipated interest rates earned on assets supporting the liability. Anticipated interest rates for term and whole life ranged from 2.25% to 10% as of December 31, 2022. Anticipated interest rates for DI policies ranged from 4% to 7.5% as of December 31, 2022 and for LTC policies ranged from 5% to 5.7% as of December 31, 2022.

The liability for unpaid reported claims on DI and LTC policies includes an estimate of the present value of obligations for continuing benefit payments. The discount rates used to calculate present values are based on average interest rates earned on assets supporting the liability for unpaid amounts and were 4.5% and 5.95% for DI and LTC claims, respectively, as of December 31, 2022.

RiverSource Life Insurance Company

Portions of the Company’s UL and VUL policies have product features that result in profits followed by losses from the insurance component of the policy. These profits followed by losses can be generated by the cost structure of the product or secondary guarantees in the policy. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

Separate Account Liabilities

Separate account liabilities consisted of the following:

	December 31,
(in millions)	2022	2021
Variable annuity	$63,223	$82,862
VUL insurance	7,628	9,343
Other insurance	25	33
Total	$70,876	$92,238

11.  VARIABLE ANNUITY AND INSURANCE GUARANTEES

Most of the variable annuity contracts issued by the Company contain one or more GMDB or GGU provisions. The Company discontinued most new sales of GMWB and GMAB by the end of 2021 and new sales were completely discontinued as of mid-2022. The Company also previously offered contracts containing GMIB provisions. See Note 2 and Note 10 for additional information regarding the Company’s variable annuity guarantees.

The GMDB and GGU provisions provide a specified minimum return upon death of the contractholder. The death benefit payable is the greater of (i) the contract value less any purchase payment credits subject to recapture less a pro-rata portion of any rider fees, or (ii) the GMDB provisions specified in the contract. The Company has the following primary GMDB provisions:

•	Return of premium — provides purchase payments minus adjusted partial surrenders.

•

Reset — provides that the value resets to the account value every sixth contract anniversary minus adjusted partial surrenders. This provision was often provided in combination with the return of premium provision and is no longer offered.

•	Ratchet — provides that the value ratchets up to the maximum account value at specified anniversary intervals, plus subsequent purchase payments less adjusted partial surrenders.

The variable annuity contracts with GMWB riders typically have account values that are based on an underlying portfolio of mutual funds, the values of which fluctuate based on fund performance. At contract issue, the guaranteed amount is equal to the amount deposited but the guarantee may be increased annually to the account value (a “step-up”) in the case of favorable market performance or by a benefit credit if the contract includes this provision.

The Company has GMWB riders in force, which contain one or more of the following provisions:

•	Withdrawals at a specified rate per year until the amount withdrawn is equal to the guaranteed amount.

•	Withdrawals at a specified rate per year for the life of the contractholder (“GMWB for life”).

•	Withdrawals at a specified rate per year for joint contractholders while either is alive.

•	Withdrawals based on performance of the contract.

•	Withdrawals based on the age withdrawals begin.

•	Credits are applied annually for a specified number of years to increase the guaranteed amount as long as withdrawals have not been taken.

Variable annuity contractholders age 79 or younger at contract issue could obtain a principal-back guarantee by purchasing the optional GMAB rider for an additional charge. The GMAB rider guarantees that, regardless of market performance at the end of the 10-year waiting period, the contract value will be no less than the original investment or a specified percentage of the highest anniversary value, adjusted for withdrawals. If the contract value is less than the guarantee at the end of the 10-year period, a lump sum will be added to the contract value to make the contract value equal to the guarantee value.

Certain UL policies provide secondary guarantee benefits. The secondary guarantee ensures that, subject to specified conditions, the policy will not terminate and will continue to provide a death benefit even if there is insufficient policy value to cover the monthly deductions and charges.

RiverSource Life Insurance Company

The following table provides information related to variable annuity guarantees for which the Company has established additional liabilities:

	December 31, 2022				December 31, 2021
Variable Annuity Guarantees by Benefit Type(1) (in millions, except age)	Total Contract Value	Contract Value in Separate Accounts	Net Amount at Risk	Weighted Average Attained Age	Total Contract Value	Contract Value in Separate Accounts	Net Amount at Risk	Weighted Average Attained Age
GMDB:
Return of premium	$53,608	$51,993	$886	69	$70,020	$68,145	$6	69
Five/six-year reset	6,776	4,165	178	69	8,309	5,612	6	68
One-year ratchet	4,782	4,486	784	72	6,177	5,858	13	71
Five-year ratchet	1,096	1,048	70	68	1,438	1,386	1	68
Other	996	982	244	75	1,302	1,286	38	74
Total — GMDB	$67,258	$62,674	$2,162	69	$87,246	$82,287	$64	69
GGU death benefit	$1,016	$961	$140	72	$1,260	$1,198	$184	72
GMIB	$134	$121	$13	72	$184	$170	$4	71
GMWB:
GMWB	$1,386	$1,382	$25	75	$1,900	$1,895	$1	75
GMWB for life	39,720	39,717	3,099	69	52,387	52,334	187	69
Total — GMWB	$41,106	$41,099	$3,124	69	$54,287	$54,229	$188	69
GMAB	$1,388	$1,388	$126	62	$2,005	$2,005	$—	62

(1)

Individual variable annuity contracts may have more than one guarantee and therefore may be included in more than one benefit type. Variable annuity contracts for which the death benefit equals the account value are not shown in this table.

The net amount at risk for GMDB, GGU and GMAB is defined as the current guaranteed benefit amount in excess of the current contract value. The net amount at risk for GMIB is defined as the greater of the present value of the minimum guaranteed annuity payments less the current contract value or zero. The net amount at risk for GMWB is defined as the greater of the present value of the minimum guaranteed withdrawal payments less the current contract value or zero.

The following table provides information related to insurance guarantees for which the Company has established additional liabilities:

	December 31, 2022		December 31, 2021
(in millions, except age)	Net Amount at Risk	Weighted Average Attained Age	Net Amount at Risk	Weighted Average Attained Age
UL secondary guarantees	$6,456	69	$6,564	68
Structured variable annuity GMDB	$446	64	$3	63

The net amount at risk for UL secondary guarantees and structured variable annuity GMDB is defined as the current guaranteed death benefit amount in excess of the current policyholder account balance.

Changes in additional liabilities (contra liabilities) for variable annuity and insurance guarantees were as follows:

(in millions)	GMDB & GGU	GMIB	GMWB(1)	GMAB(1)	UL
Balance at January 1, 2020	$16	$7	$1,462	$(39)	$758
Incurred claims	15	—	1,587	40	209
Paid claims	(7)	(1)	—	—	(51)
Balance at December 31, 2020	24	6	3,049	1	916
Incurred claims	17	—	(713)	(24)	140
Paid claims	(5)	(1)	—	—	(36)
Balance at December 31, 2021	36	5	2,336	(23)	1,020
Incurred claims	36	1	(483)	58	127
Paid claims	(22)	—	—	—	(51)
Balance at December 31, 2022	$50	$6	$1,853	$35	$1,096

(1)	The incurred claims for GMWB and GMAB include the change in the fair value of the liabilities (contra liabilities) less paid claims.

The liabilities for guaranteed benefits are supported by general account assets.

RiverSource Life Insurance Company

The following table summarizes the distribution of separate account balances by asset type for variable annuity contracts providing guaranteed benefits:

	December 31,
(in millions)	2022	2021
Mutual funds:
Equity	$36,800	$49,183
Bond	19,946	24,998
Other	5,947	8,316
Total mutual funds	$62,693	$82,497

No gains or losses were recognized on assets transferred to separate accounts for the years ended December 31, 2022, 2021 and 2020.

12.  DEBT

Short-Term Borrowings

RiverSource Life Insurance Company is a member of the Federal Home Loan Bank (“FHLB”) of Des Moines which provides access to collateralized borrowings. The Company has pledged Available-for-Sale securities consisting of commercial mortgage backed securities to collateralize its obligation under these borrowings. The fair value of the securities pledged is recorded in Investments and was $962 million and $1.0 billion as of December 31, 2022 and 2021, respectively. The amount of the Company’s liability including accrued interest was $201 million and $200 million as of December 31, 2022 and 2021, respectively. The remaining maturity of outstanding FHLB advances was less than three months as of both December 31, 2022 and 2021. The weighted average annualized interest rate on the FHLB advances held as of December 31, 2022 and 2021 was 4.6% and 0.3%, respectively.

Lines of Credit

RiverSource Life Insurance Company, as the borrower, has a revolving credit agreement with Ameriprise Financial as the lender. The aggregate amount outstanding under this line of credit may not exceed 3% of RiverSource Life Insurance Company’s statutory admitted assets (excluding separate accounts) as of the prior year end. The interest rate for any borrowing under the agreement is established by reference to London Interbank Offered Rate (“LIBOR”) for U.S. dollar deposits with maturities comparable to the relevant interest period, plus an applicable margin subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. Amounts borrowed may be repaid at any time with no prepayment penalty. There were no amounts outstanding on this line of credit as of both December 31, 2022 and 2021.

RiverSource Life of NY, as the borrower, has a revolving credit agreement with Ameriprise Financial as the lender. The aggregate amount outstanding under this line of credit may not exceed the lesser of $25 million or 3% of RiverSource Life of NY’s statutory admitted assets (excluding separate accounts) as of the prior year end. The interest rate for any borrowing under the agreement is established by reference to LIBOR for U.S. dollar deposits with maturities comparable to the relevant interest period. Amounts borrowed may be repaid at any time with no prepayment penalty. The credit agreement is amended to extend the maturity on an annual basis with Ameriprise Financial, subject to the New York Department of Financial Services’ non-disapproval. There were no amounts outstanding on this line of credit as of both December 31, 2022 and 2021.

RTA, as the borrower, has a revolving credit agreement with Ameriprise Financial as the lender not to exceed $100 million. The interest rate for any borrowing under the agreement is established by reference to LIBOR for U.S. dollar deposits with maturities comparable to the relevant interest period, plus an applicable margin subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. Amounts borrowed may be repaid at any time with no prepayment penalty. This line of credit is automatically renewed annually with Ameriprise Financial. There were no amounts outstanding on this line of credit as of both December 31, 2022 and 2021.

Long-Term Debt

The Company has a $500 million unsecured 3.5% surplus note due December 31, 2050 to Ameriprise Financial. The surplus note is subordinate in right of payment to the prior payment in full of the Company’s obligations to policyholders, claimants and beneficiaries and all other creditors. No payment of principal or interest shall be made without the prior approval of the Minnesota Department of Commerce and such payments shall be made only from RiverSource Life Insurance Company’s statutory surplus. Interest payments, which commenced on June 30, 2021, are due semiannually in arrears on June 30 and December 31. Subject to the preceding conditions, the Company may prepay all or a portion of the principal at any time. The outstanding balance was $500 million as of both December 31, 2022 and 2021 and is recorded in Long-term debt.

RiverSource Life Insurance Company

13.  FAIR VALUES OF ASSETS AND LIABILITIES

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date; that is, an exit price. The exit price assumes the asset or liability is not exchanged subject to a forced liquidation or distressed sale.

Valuation Hierarchy

The Company categorizes its fair value measurements according to a three-level hierarchy. The hierarchy prioritizes the inputs used by the Company’s valuation techniques. A level is assigned to each fair value measurement based on the lowest level input that is significant to the fair value measurement in its entirety.

The three levels of the fair value hierarchy are defined as follows:

Level 1	Unadjusted quoted prices for identical assets or liabilities in active markets that are accessible at the measurement date.

Level 2	Prices or valuations based on observable inputs other than quoted prices in active markets for identical assets and liabilities.

Level 3	Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

The following tables present the balances of assets and liabilities measured at fair value on a recurring basis (See Note 5 for the balances of assets and liabilities for consolidated investment entities):

	December 31, 2022
(in millions)	Level 1	Level 2	Level 3	Total
Assets
Available-for-Sale securities:
Corporate debt securities	$—	$8,311	$395	$8,706
Residential mortgage backed securities	—	2,959	—	2,959
Commercial mortgage backed securities	—	2,651	—	2,651
State and municipal obligations	—	786	—	786
Asset backed securities	—	452	545	997
Foreign government bonds and obligations	—	35	—	35
U.S. government and agency obligations	1	—	—	1
Total Available-for-Sale securities	1	15,194	940	16,135
Cash equivalents	1,063	1,529	—	2,592
Receivables:
Fixed deferred indexed annuity ceded embedded derivatives	—	—	48	48
Other assets:
Interest rate derivative contracts	7	260	—	267
Equity derivative contracts	129	2,564	—	2,693
Foreign exchange derivative contracts	—	34	—	34
Credit derivative contracts	—	13	—	13
Total other assets	136	2,871	—	3,007
Separate account assets at net asset value (“NAV”)				70,876	(1)
Total assets at fair value	$1,200	$19,594	$988	$92,658

Liabilities
Policyholder account balances, future policy benefits and claims:
Fixed deferred indexed annuity embedded derivatives	$—	$3	$44	$47
IUL embedded derivatives	—	—	739	739
GMWB and GMAB embedded derivatives	—	—	608	608	(2)
Structured variable annuity embedded derivatives	—	—	(137)	(137	)(3)
Total policyholder account balances, future policy benefits and claims	—	3	1,254	1,257	(4)
Other liabilities:
Interest rate derivative contracts	4	351	—	355
Equity derivative contracts	138	2,228	—	2,366
Foreign exchange derivative contracts	6	4	—	10
Total other liabilities	148	2,583	—	2,731
Total liabilities at fair value	$148	$2,586	$1,254	$3,988

RiverSource Life Insurance Company

	December 31, 2021
(in millions)	Level 1	Level 2	Level 3	Total
Assets
Available-for-Sale securities:
Corporate debt securities	$—	$9,142	$496	$9,638
Residential mortgage backed securities	—	2,250	—	2,250
Commercial mortgage backed securities	—	2,656	—	2,656
State and municipal obligations	—	1,074	—	1,074
Asset backed securities	—	246	291	537
Foreign government bonds and obligations	—	83	—	83
U.S. government and agency obligations	1	—	—	1
Total Available-for-Sale securities	1	15,451	787	16,239
Cash equivalents	1,985	1,191	—	3,176
Receivables:
Fixed deferred indexed annuity ceded embedded derivatives	—	—	59	59
Other assets:
Interest rate derivative contracts	1	1,251	—	1,252
Equity derivative contracts	158	4,080	—	4,238
Foreign exchange derivative contracts	1	17	—	18
Credit derivative contracts	—	9	—	9
Total other assets	160	5,357	—	5,517
Separate account assets at NAV				92,238	(1)
Total assets at fair value	$2,146	$21,999	$846	$117,229

Liabilities
Policyholder account balances, future policy benefits and claims:
Fixed deferred indexed annuity embedded derivatives	$—	$5	$56	$61
IUL embedded derivatives	—	—	905	905
GMWB and GMAB embedded derivatives	—	—	1,486	1,486	(5)
Structured variable annuity embedded derivatives	—	—	406	406
Total policyholder account balances, future policy benefits and claims	—	5	2,853	2,858	(6)
Other liabilities:
Interest rate derivative contracts	1	467	—	468
Equity derivative contracts	101	3,610	—	3,711
Foreign exchange derivative contracts	1	—	—	1
Total other liabilities	103	4,077	—	4,180
Total liabilities at fair value	$103	$4,082	$2,853	$7,038

(1)

Amounts are comprised of certain financial instruments that are measured at fair value using the NAV per share (or its equivalent) as a practical expedient and have not been classified in the fair value hierarchy.

(2)

The fair value of the GMWB and GMAB embedded derivatives included $911 million of individual contracts in a liability position and $303 million of individual contracts in an asset position (recorded as a contra liability) as of December 31, 2022.

(3)	The fair value of the structured variable annuity embedded derivatives was a net asset as of December 31, 2022 and the amount is presented as a contra liability.
(4)	The Company’s adjustment for nonperformance risk resulted in a $510 million cumulative decrease to the embedded derivatives as of December 31, 2022.
(5)

The fair value of the GMWB and GMAB embedded derivatives included $1.6 billion of individual contracts in a liability position and $133 million of individual contracts in an asset position (recorded as a contra liability) as of December 31, 2021.

(6)	The Company’s adjustment for nonperformance risk resulted in a $598 million cumulative decrease to the embedded derivatives as of December 31, 2021.

RiverSource Life Insurance Company

The following tables provide a summary of changes in Level 3 assets and liabilities measured at fair value on a recurring basis:

	Available-for-Sale Securities					Receivables
(in millions)	Corporate Debt Securities	Commercial Mortgage Backed Securities	Asset Backed Securities	Total		Fixed Deferred Indexed Annuity Ceded Embedded Derivatives
Balance at January 1, 2022	$496	$—	$291	$787		$59
Total gains (losses) included in:
Net income	(1)	—	—	(1	)(1)	(8)
Other comprehensive income (loss)	(44)	—	(25)	(69)		—
Purchases	29	30	564	623		—
Settlements	(85)	—	(285)	(370)		(3)
Transfers out of Level 3	—	(30)	—	(30)		—
Balance at December 31, 2022	$395	$—	$545	$940		$48
Changes in unrealized gains (losses) in net income relating to assets held at December 31, 2022	$(1)	$—	$—	$(1	)(1)	$—
Changes in unrealized gains (losses) in other comprehensive income (loss) relating to assets held at December 31, 2022	$(42)	$—	$(21)	$(63)		$—

	Policyholder Account Balances, Future Policy Benefits and Claims
(in millions)	Fixed Deferred Indexed Annuity Embedded Derivatives		IUL Embedded Derivatives		GMWB and GMAB Embedded Derivatives		Structured Variable Annuity Embedded Derivatives		Total
Balance at January 1, 2022	$56		$905		$1,486		$406		$2,853
Total (gains) losses included in:
Net income	(9	)(2)	(105	)(2)	(1,127	)(3)	(633	)(3)	(1,874)
Issues	—		51		350		90		491
Settlements	(3)		(112)		(101)		—		(216)
Balance at December 31, 2022	$44		$739		$608		$(137	)(4)	$1,254
Changes in unrealized (gains) losses in net income relating to liabilities held at December 31, 2022	$—		$(105	)(2)	$(1,098	)(3)	$(633	)(3)	$(1,836)

	Available-for-Sale Securities					Receivables
(in millions)	Corporate Debt Securities	Residential Mortgage Backed Securities	Asset Backed Securities	Total		Fixed Deferred Indexed Annuity Ceded Embedded Derivatives
Balance at January 1, 2021	$766	$9	$395	$1,170		$—
Total gains (losses) included in:
Net income	(1)	—	—	(1	)(1)	3
Other comprehensive income (loss)	(10)	—	(1)	(11)		—
Purchases	108	—	—	108		—
Issues	—	—	—	—		57
Settlements	(119)	—	(81)	(200)		(1)
Transfers into Level 3	168	—	2	170		—
Transfers out of Level 3	(416)	(9)	(24)	(449)		—
Balance at December 31, 2021	$496	$—	$291	$787		$59
Changes in unrealized gains (losses) in net income relating to assets held at December 31, 2021	$(1)	$—	$—	$(1	)(1)	$—
Changes in unrealized gains (losses) in other comprehensive income (loss) relating to assets held at December 31, 2021	$(8)	$—	$(1)	$(9)		$—

RiverSource Life Insurance Company

	Policyholder Account Balances, Future Policy Benefits and Claims
(in millions)	Fixed Deferred Indexed Annuity Embedded Derivatives		IUL Embedded Derivatives		GMWB and GMAB Embedded Derivatives		Structured Variable Annuity Embedded Derivatives	Total
Balance at January 1, 2021	$49		$935		$2,316		$70	$3,370
Total (gains) losses included in:
Net income	10	(2)	68	(2)	(1,344	)(3)	393 (3)	(873)
Issues	—		—		369		(28)	341
Settlements	(3)		(98)		145		(29)	15
Balance at December 31, 2021	$56		$905		$1,486		$406	$2,853
Changes in unrealized (gains) losses in net income relating to liabilities held at December 31, 2021	$—		$68	(2)	$(1,299	)(3)	$—	$(1,231)

	Available-for-Sale Securities
(in millions)	Corporate Debt Securities	Residential Mortgage Backed Securities	Asset Backed Securities	Total
Balance at January 1, 2020	$735	$17	$389	$1,141
Total gains (losses) included in:
Other comprehensive income (loss)	15	1	(2)	14
Purchases	62	39	—	101
Settlements	(46)	—	(6)	(52)
Transfers into Level 3	—	—	14	14
Transfers out of Level 3	—	(48)	—	(48)
Balance at December 31, 2020	$766	$9	$395	$1,170
Changes in unrealized gains (losses) in net income relating to assets held at December 31, 2020	$(1)	$—	$—	$(1	)(1)
Changes in unrealized gains (losses) in other comprehensive income (loss) relating to assets held at December 31, 2020	$15	$1	$(2)	$14

	Policyholder Account Balances, Future Policy Benefits and Claims
(in millions)	Fixed Deferred Indexed Annuity Embedded Derivatives		IUL Embedded Derivatives		GMWB and GMAB Embedded Derivatives		Structured Variable Annuity Embedded Derivatives		Total
Balance at January 1, 2020	$43		$881		$763		$—		$1,687
Total (gains) losses included in:
Net income	4	(2)	76	(2)	1,152	(3)	91	(3)	1,323
Issues	3		61		362		(21)		405
Settlements	(1)		(83)		39		—		(45)
Balance at December 31, 2020	$49		$935		$2,316		$70		$3,370
Changes in unrealized (gains) losses in net income relating to liabilities held at December 31, 2020	$—		$76	(2)	$1,206	(3)	$—		$1,282

(1)	Included in Net investment income.
(2)	Included in Interest credited to fixed accounts.
(3)	Included in Benefits, claims, losses and settlement expenses.
(4)	The fair value of the structured variable annuity embedded derivatives was a net asset as of December 31, 2022 and the amount is presented as a contra liability.

The increase (decrease) to pretax income of the Company’s adjustment for nonperformance risk on the fair value of its embedded derivatives was $(50) million, $(92) million and $196 million, net of DAC, DSIC, unearned revenue amortization and the reinsurance accrual, for the years ended December 31, 2022, 2021 and 2020, respectively.

Securities transferred from Level 3 primarily represent securities with fair values that are now obtained from a third-party pricing service with observable inputs or fair values that were included in an observable transaction with a market participant. Securities transferred to Level 3 represent securities with fair values that are now based on a single non-binding broker quote.

RiverSource Life Insurance Company

The following tables provide a summary of the significant unobservable inputs used in the fair value measurements developed by the Company or reasonably available to the Company of Level 3 assets and liabilities:

	December 31, 2022
	Fair Value		Valuation Technique	Unobservable Input	Range	Weighted Average
	(in millions)
Corporate debt securities (private placements)	$395		Discounted cash flow	Yield/spread to U.S. Treasuries(1)	1.1%–2.3%	1.4%
Asset backed securities	$545		Discounted cash flow	Annual default rate	2.4%	2.4%
				Loss severity	25.0%	25.0%
				Yield/spread to U.S. Treasuries(2)	320 bps–550 bps	329 bps
Fixed deferred indexed annuity ceded embedded derivatives	$48		Discounted cash flow	Surrender rate(4)	0.0%–66.8%	1.4%
Fixed deferred indexed annuity embedded derivatives	$44		Discounted cash flow	Surrender rate(4)	0.0%–66.8%	1.4%
				Nonperformance risk(5)	95 bps	95 bps
IUL embedded derivatives	$739		Discounted cash flow	Nonperformance risk(5)	95 bps	95 bps
GMWB and GMAB embedded derivatives	$608		Discounted cash flow	Utilization of guaranteed withdrawals(6) (7)	0.0%–48.0%	11.0%
				Surrender rate(4)	0.1%–55.7%	3.4%
				Market volatility(8) (9)	5.0%–17.4%	11.7%
				Nonperformance risk(5)	95 bps	95 bps
Structured variable annuity embedded derivatives	$(137	)(10)	Discounted cash flow	Surrender rate (4)	0.8%–40.0%	0.9%
				Nonperformance risk(5)	95 bps	95 bps

	December 31, 2021
	Fair Value	Valuation Technique	Unobservable Input	Range	Weighted Average
	(in millions)
Corporate debt securities (private placements)	$496	Discounted cash flow	Yield/spread to U.S. Treasuries(1)	0.8%–2.4%	1.1%
Asset backed securities	$291	Discounted cash flow	Annual default rate	5.8%	5.8%
			Loss severity	25.0%	25.0%
			Yield/spread to swap rates(3)	175 bps–275 bps	182 bps
Fixed deferred indexed annuity ceded embedded derivatives	$59	Discounted cash flow	Surrender rate(4)	0.0%–66.8%	1.4%
Fixed deferred indexed annuity embedded derivatives	$56	Discounted cash flow	Surrender rate(4)	0.0%–66.8%	1.4%
			Nonperformance risk(5)	65 bps	65 bps
IUL embedded derivatives	$905	Discounted cash flow	Nonperformance risk(5)	65 bps	65 bps
GMWB and GMAB embedded derivatives	$1,486	Discounted cash flow	Utilization of guaranteed withdrawals(6) (7)	0.0%–48.0%	10.6%
			Surrender rate(4)	0.1%–55.7%	3.6%
			Market volatility(8) (9)	4.3%–16.8%	10.8%
			Nonperformance risk(5)	65 bps	65 bps
Structured variable annuity embedded derivatives	$406	Discounted cash flow	Surrender rate(4)	0.8%–40.0%	0.9%
			Nonperformance risk(5)	65 bps	65 bps

(1)

The weighted average for the yield/spread to U.S. Treasuries for corporate debt securities (private placements) is weighted based on the security’s market value as a percentage of the aggregate market value of the securities.

(2)

The weighted average for the yield/spread to U.S. Treasuries for asset backed securities is calculated as the sum of each tranche’s balance multiplied by its spread to U.S. Treasuries divided by the aggregate balances of the tranches.

(3)

The weighted average for the yield/spread to swap rates for asset backed securities is calculated as the sum of each tranche’s balance multiplied by its yield/spread to swap divided by the aggregate balances of the tranches.

(4)

The weighted average surrender rate is weighted based on the benefit base of each contract and represents the average assumption in the current year including the effect of a dynamic surrender formula.

(5)

The nonperformance risk is the spread added to the observable interest rates used in the valuation of the embedded derivatives. During the third quarter of 2022, the Company changed to using a U.S. Treasury curve as its observable discount rate curve reflecting the evolution of LIBOR discontinuation as an observable reference rate used by market participants.

(6)	The utilization of guaranteed withdrawals represents the percentage of contractholders that will begin withdrawing in any given year.
(7)

The weighted average utilization rate represents the average assumption for the current year, weighting each policy evenly. The calculation excludes policies that have already started taking withdrawals.

(8)	Market volatility represents the implied volatility of fund of funds and managed volatility funds.
(9)	The weighted average market volatility represents the average volatility across all contracts, weighted by the size of the guaranteed benefit.
(10)	The fair value of the structured variable annuity embedded derivatives was a net asset as of December 31, 2022 and the amount is presented as a contra liability.

RiverSource Life Insurance Company

Level 3 measurements not included in the tables above are obtained from non-binding broker quotes where unobservable inputs utilized in the fair value calculation are not reasonably available to the Company.

Uncertainty of Fair Value Measurements

Significant increases (decreases) in the yield/spread to U.S. Treasuries used in the fair value measurement of Level 3 corporate debt securities and asset backed securities in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in the annual default rate used in the fair value measurement of Level 3 asset backed securities in isolation, generally, would have resulted in a significantly lower (higher) fair value measurement and significant increases (decreases) in loss severity in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in the yield/spread to swap rates in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in the surrender rate used in the fair value measurement of the fixed deferred indexed annuity ceded embedded derivatives in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in nonperformance risk used in the fair value measurement of the IUL embedded derivatives in isolation would have resulted in a significantly lower (higher) fair value measurement.

Significant increases (decreases) in nonperformance risk and surrender rate used in the fair value measurements of the fixed deferred indexed annuity embedded derivatives and structured variable annuity embedded derivatives in isolation would have resulted in a significantly lower (higher) liability value.

Significant increases (decreases) in utilization and volatility used in the fair value measurement of the GMWB and GMAB embedded derivatives in isolation would have resulted in a significantly higher (lower) liability value.

Significant increases (decreases) in nonperformance risk and surrender rate used in the fair value measurement of the GMWB and GMAB embedded derivatives in isolation would have resulted in a significantly lower (higher) liability value. Utilization of guaranteed withdrawals and surrender rates vary with the type of rider, the duration of the policy, the age of the contractholder, the distribution channel and whether the value of the guaranteed benefit exceeds the contract accumulation value.

Determination of Fair Value

The Company uses valuation techniques consistent with the market and income approaches to measure the fair value of its assets and liabilities. The Company’s market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets or liabilities. The Company’s income approach uses valuation techniques to convert future projected cash flows to a single discounted present value amount. When applying either approach, the Company maximizes the use of observable inputs and minimizes the use of unobservable inputs.

The following is a description of the valuation techniques used to measure fair value and the general classification of these instruments pursuant to the fair value hierarchy.

Assets

Available-for-Sale Securities

When available, the fair value of securities is based on quoted prices in active markets. If quoted prices are not available, fair values are obtained from third-party pricing services, non-binding broker quotes, or other model-based valuation techniques.

Level 1 securities primarily include U.S. Treasuries.

Level 2 securities primarily include corporate bonds, residential mortgage backed securities, commercial mortgage backed securities, state and municipal obligations, asset backed securities and foreign government securities. The fair value of these Level 2 securities is based on a market approach with prices obtained from third-party pricing services. Observable inputs used to value these securities can include, but are not limited to, reported trades, benchmark yields, issuer spreads and non-binding broker quotes. The fair value of securities included in an observable transaction with a market participant are also considered Level 2 when the market is not active.

Level 3 securities primarily include certain corporate bonds, non-agency residential mortgage backed securities, commercial mortgage backed securities and asset backed securities with fair value typically based on a single non-binding broker quote. The underlying inputs used for some of the non-binding broker quotes are not readily available to the Company. The Company’s privately placed corporate bonds are typically based on a single non-binding broker quote. The fair value of affiliated asset backed securities is determined using a discounted cash flow model. Inputs used to determine the expected cash flows include assumptions about discount rates and default, prepayment and recovery rates of the underlying assets. Given the significance of the unobservable inputs to this fair value measurement, the fair value of the investment in the affiliated asset backed securities is classified as Level 3.

RiverSource Life Insurance Company

In consideration of the above, management is responsible for the fair values recorded on the financial statements. Prices received from third-party pricing services are subjected to exception reporting that identifies investments with significant daily price movements as well as no movements. The Company reviews the exception reporting and resolves the exceptions through reaffirmation of the price or recording an appropriate fair value estimate. The Company also performs subsequent transaction testing. The Company performs annual due diligence of third-party pricing services. The Company’s due diligence procedures include assessing the vendor’s valuation qualifications, control environment, analysis of asset-class specific valuation methodologies, and understanding of sources of market observable assumptions and unobservable assumptions, if any, employed in the valuation methodology. The Company also considers the results of its exception reporting controls and any resulting price challenges that arise.

Cash Equivalents

Cash equivalents include time deposits and other highly liquid investments with original or remaining maturities at the time of purchase of 90 days or less. Actively traded money market funds are measured at their NAV and classified as Level 1. U.S. Treasuries are also classified as Level 1. The Company’s remaining cash equivalents are classified as Level 2 and measured at amortized cost, which is a reasonable estimate of fair value because of the short time between the purchase of the instrument and its expected realization.

Receivables

The Company reinsured its fixed deferred indexed annuity products which have an indexed account that is accounted for as an embedded derivative. The Company uses discounted cash flow models to determine the fair value of these ceded embedded derivatives. The fair value of fixed deferred indexed annuity ceded embedded derivatives includes significant observable interest rates, volatilities and equity index levels and significant unobservable surrender rates. Given the significance of the unobservable surrender rates, these embedded derivatives are classified as Level 3.

Other Assets

Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The variation margin on futures contracts is also classified as Level 1. The fair value of derivatives that are traded in less active over-the-counter (“OTC”) markets is generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The counterparties’ nonperformance risk associated with uncollateralized derivative assets was immaterial as of both December 31, 2022 and 2021. See Note 16 and Note 17 for further information on the credit risk of derivative instruments and related collateral.

Separate Account Assets

The fair value of assets held by separate accounts is determined by the NAV of the funds in which those separate accounts are invested. The NAV is used as a practical expedient for fair value and represents the exit price for the separate account. Separate account assets are excluded from classification in the fair value hierarchy.

Liabilities

Policyholder Account Balances, Future Policy Benefits and Claims

There is no active market for the transfer of the Company’s embedded derivatives attributable to the provisions of certain variable annuity riders, fixed deferred indexed annuity, structured variable annuity and IUL products.

The Company values the embedded derivatives attributable to the provisions of certain variable annuity riders using internal valuation models. These models calculate fair value as the present value of future expected benefit payments less the present value of future expected rider fees attributable to the embedded derivative feature. The projected cash flows used by these models include observable capital market assumptions and incorporate significant unobservable inputs related to implied volatility as well as contractholder behavior assumptions that include margins for risk, all of which the Company believes a market participant would expect. The fair value also reflects a current estimate of the Company’s nonperformance risk specific to these embedded derivatives. Given the significant unobservable inputs to this valuation, these measurements are classified as Level 3. The embedded derivatives attributable to these provisions are recorded in Policyholder account balances, future policy benefits and claims.

The Company uses a discounted cash flow model to determine the fair value of the embedded derivatives associated with the provisions of its equity index annuity product. The projected cash flows generated by this model are based on significant observable inputs related to interest rates, volatilities and equity index levels and, therefore, are classified as Level 2.

The Company uses discounted cash flow models to determine the fair value of the embedded derivatives associated with the provisions of its fixed deferred indexed annuity, structured variable annuity and IUL products. The structured variable annuity product is a limited flexible purchase payment annuity that offers 45 different indexed account options providing equity market exposure and a fixed account. Each indexed account includes a protection option (a buffer or a floor). If the index has a negative

RiverSource Life Insurance Company

return, contractholder losses will be reduced by a buffer or limited to a floor. The portion allocated to an indexed account is accounted for as an embedded derivative. The fair value of fixed deferred indexed annuity, structured variable annuity and IUL embedded derivatives includes significant observable interest rates, volatilities and equity index levels and significant unobservable surrender rates and the estimate of the Company’s nonperformance risk. Given the significance of the unobservable surrender rates and the nonperformance risk assumption, the fixed deferred indexed annuity, structured variable annuity and IUL embedded derivatives are classified as Level 3.

The embedded derivatives attributable to these provisions are recorded in Policyholder account balances, future policy benefits and claims.

Other Liabilities

Derivatives that are measured using quoted prices in active markets, such as derivatives that are exchange-traded, are classified as Level 1 measurements. The variation margin on futures contracts is also classified as Level 1. The fair value of derivatives that are traded in less active OTC markets is generally measured using pricing models with market observable inputs such as interest rates and equity index levels. These measurements are classified as Level 2 within the fair value hierarchy and include swaps and the majority of options. The Company’s nonperformance risk associated with uncollateralized derivative liabilities was immaterial as of both December 31, 2022 and 2021. See Note 16 and Note 17 for further information on the credit risk of derivative instruments and related collateral.

Fair Value on a Nonrecurring Basis

The Company assesses its investment in affordable housing partnerships for impairment. The investments that are determined to be impaired are written down to their fair value. The Company uses a discounted cash flow model to measure the fair value of these investments. Inputs to the discounted cash flow model are estimates of future net operating losses and tax credits available to the Company and discount rates based on market condition and the financial strength of the syndicator (general partner). The balance of affordable housing partnerships measured at fair value on a nonrecurring basis was $58 million and $93 million as of December 31, 2022 and 2021, respectively, and is classified as Level 3 in the fair value hierarchy.

Assets and Liabilities Not Reported at Fair Value

The following tables provide the carrying value and the estimated fair value of financial instruments that are not reported at fair value:

	December 31, 2022
	Carrying Value	Fair Value
(in millions)		Level 1	Level 2	Level 3	Total
Financial Assets
Mortgage loans, net	$1,768	$—	$—	$1,600	$1,600
Policy loans	847	—	847	—	847
Other investments	89	—	69	20	89
Receivables	7,372	—	—	6,174	6,174

Financial Liabilities
Policyholder account balances, future policy benefits and claims	$14,518	$—	$—	$12,521	$12,521
Short-term borrowings	201	—	201	—	201
Long-term debt	500	—	315	—	315
Other liabilities	8	—	—	7	7
Separate account liabilities — investment contracts	298	—	298	—	298

	December 31, 2021
	Carrying Value	Fair Value
(in millions)		Level 1	Level 2	Level 3	Total
Financial Assets
Mortgage loans, net	$1,788	$—	$—	$1,872	$1,872
Policy loans	834	—	834	—	834
Other investments	61	—	40	21	61
Receivables	7,876	—	—	8,630	8,630

Financial Liabilities
Policyholder account balances, future policy benefits and claims	$12,342	$—	$—	$13,264	$13,264
Short-term borrowings	200	—	200	—	200
Long-term debt	500	—	498	—	498
Other liabilities	9	—	—	9	9
Separate account liabilities — investment contracts	403	—	403	—	403

RiverSource Life Insurance Company

Other investments include syndicated loans and the Company’s membership in the FHLB. Receivables include deposit receivables. See Note 7 for additional information on mortgage loans, policy loans, syndicated loans and deposit receivables.

Policyholder account balances, future policy benefits and claims include fixed annuities in deferral status, non-life contingent fixed annuities in payout status, indexed and structured variable annuity host contracts, and the fixed portion of a small number of variable annuity contracts classified as investment contracts. See Note 10 for additional information on these liabilities. Short-term borrowings include FHLB borrowings. Long-term debt includes the surplus note with Ameriprise Financial. See Note 12 for further information on short-term borrowings and long-term debt. Other liabilities include future funding commitments to affordable housing partnerships and other real estate partnerships. Separate account liabilities are related to certain annuity products that are classified as investment contracts.

14.  RELATED PARTY TRANSACTIONS

Revenues

See Note 4 for information about revenues from contracts with customers earned by the Company from related party transactions with affiliates.

The Company is the lessor of one real estate property which it leases to Ameriprise Financial under an operating lease that expires November 30, 2029. The Company earned $5 million in rental income for each of the years ended December 31, 2022, 2021 and 2020, which is reflected in Other revenues. The Company expects to earn $5 million in each year of the five year period ending December 31, 2027 and a total of $9 million thereafter.

Expenses

Charges by Ameriprise Financial and affiliated companies to the Company for use of joint facilities, technology support, marketing services and other services aggregated $320 million, $345 million and $358 million for the years ended December 31, 2022, 2021 and 2020, respectively. Certain of these costs are included in DAC. Expenses allocated to the Company may not be reflective of expenses that would have been incurred by the Company on a stand-alone basis.

Income Taxes

The Company’s taxable income is included in the consolidated federal income tax return of Ameriprise Financial. The net amount due from (to) Ameriprise Financial for federal income taxes was $(56) million and $18 million as of December 31, 2022 and 2021, respectively, which is reflected in Other liabilities and Other assets, respectively.

Investments

The Company invested in AA and A rated asset backed securities issued by AAF as of December 31, 2021 and in AA, A and BBB rated asset backed securities issued by AAF 2 as of December 31, 2022, both affiliates of the Company. The asset backed securities are collateralized by a portfolio of loans issued to advisors affiliated with AFS, an affiliated broker dealer. As of December 31, 2021, the fair value of these asset backed securities was $289 million. During the third quarter of 2022, the Company redeemed the outstanding AA and A rated securities issued by AAF at par and invested $564 million in new AA, A and BBB rated asset backed securities issued by AAF 2. As of December 31, 2022, the fair value of these asset backed securities was $544 million. The fair value of these asset backed securities is reported in Investments: Available-for-Sale Fixed Maturities, at fair value. Interest income from these asset backed securities was $17 million, $12 million and $14 million for the years ended December 31, 2022, 2021 and 2020, respectively, and is reported in Net investment income.

Lines of Credit

RiverSource Life Insurance Company, as the lender, has a revolving credit agreement with Ameriprise Financial as the borrower. This line of credit is not to exceed 3% of RiverSource Life Insurance Company’s statutory admitted assets as of the prior year end. The interest rate for any borrowing under the agreement is established by reference to LIBOR for U.S. dollar deposits with maturities comparable to the relevant interest period, plus an applicable margin subject to adjustment based on debt ratings of the senior unsecured debt of Ameriprise Financial. In the event of default, an additional 1% interest will accrue during such period of default. There were no amounts outstanding on this revolving credit agreement as of both December 31, 2022 and 2021. See Note 12 for information about additional lines of credit with an affiliate.

Long-Term Debt

See Note 12 for information about a surplus note to an affiliate.

RiverSource Life Insurance Company

Dividends, Return of Capital or Distributions

Cash dividends and return of capital or distributions paid and received by RiverSource Life Insurance Company were as follows:

	Years Ended December 31,
(in millions)	2022	2021	2020
Dividends paid to Ameriprise Financial	$600	$1,900	$800
Dividend received from RiverSource Life of NY	63	—	—
Dividends received from RTA	—	50	95
Return of capital received from from RTA	80	—	—

On February 17, 2023, RiverSource Life Insurance Company’s Board of Directors declared a cash dividend of up to $200 million to Ameriprise Financial, payable on or after March 20, 2023, pending approval by the Minnesota Department of Commerce.

For dividends and other distributions from the life insurance companies, advance notification was provided to state insurance regulators prior to payments. See Note 15 for additional information.

15.  REGULATORY REQUIREMENTS

The National Association of Insurance Commissioners (“NAIC”) defines Risk-Based Capital (“RBC”) requirements for insurance companies. The RBC requirements are used by the NAIC and state insurance regulators to identify companies that merit regulatory actions designed to protect policyholders. These requirements apply to the Company. The Company has met its minimum RBC requirements.

Insurance companies are required to prepare statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of their respective states of domicile, which vary materially from GAAP. Prescribed statutory accounting practices include publications of the NAIC, as well as state laws, regulations and general administrative rules. The more significant differences from GAAP include charging policy acquisition costs to expense as incurred, establishing annuity and insurance reserves using different actuarial methods and assumptions, classifying surplus notes as a component of statutory surplus rather than debt, valuing investments on a different basis and excluding certain assets from the balance sheet by charging them directly to surplus, such as a portion of the net deferred income tax assets.

State insurance statutes contain limitations as to the amount of dividends and other distributions that insurers may make without providing prior notification to state regulators. For RiverSource Life Insurance Company, payments in excess of unassigned surplus, as determined in accordance with accounting practices prescribed by the State of Minnesota, require advance notice to the Minnesota Department of Commerce, RiverSource Life Insurance Company’s primary regulator, and are subject to potential disapproval. RiverSource Life Insurance Company’s statutory unassigned (deficit)/surplus was $(679) million and $175 million as of December 31, 2022 and 2021, respectively.

In addition, dividends or distributions whose fair market value, together with that of other dividends or distributions made within the preceding 12 months, exceed the greater of the previous year’s statutory net gain from operations or 10% of the previous year-end statutory capital and surplus are referred to as “extraordinary dividends.” Extraordinary dividends also require advance notice to the Minnesota Department of Commerce, and are subject to potential disapproval. Statutory capital and surplus was $3.1 billion and $3.4 billion as of December 31, 2022 and 2021, respectively.

Statutory net gain from operations and net income for RiverSource Life Insurance Company are summarized as follows:

	Years Ended December 31,
(in millions)	2022	2021	2020
Statutory net gain from operations	$1,615	$1,366	$1,393
Statutory net income	1,769	253	1,582

Government debt securities of $4 million and $5 million as of December 31, 2022 and 2021, respectively, were on deposit with various states as required by law.

16.  OFFSETTING ASSETS AND LIABILITIES

Certain financial instruments and derivative instruments are eligible for offset in the Consolidated Balance Sheets. The Company’s derivative instruments are subject to master netting and collateral arrangements and qualify for offset. A master netting arrangement with a counterparty creates a right of offset for amounts due to and from that same counterparty that is enforceable in the event of a default or bankruptcy. The Company’s policy is to recognize amounts subject to master netting arrangements on a gross basis in the Consolidated Balance Sheets.

RiverSource Life Insurance Company

The following tables present the gross and net information about the Company’s assets subject to master netting arrangements:

	December 31, 2022
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Assets Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets			Net Amount
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$2,887	$—	$2,887	$(2,313)	$(565)	$(5)	$4
OTC cleared	23	—	23	(9)	—	—	14
Exchange-traded	97	—	97	(75)	—	—	22
Total	$3,007	$—	$3,007	$(2,397)	$(565)	$(5)	$40

	December 31, 2021
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Assets Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets			Net Amount
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$5,330	$—	$5,330	$(3,571)	$(1,623)	$(114)	$22
OTC cleared	88	—	88	(41)	—	—	47
Exchange-traded	99	—	99	(91)	—	—	8
Total	$5,517	$—	$5,517	$(3,703)	$(1,623)	$(114)	$77

(1)

Represents the amount of assets that could be offset by liabilities with the same counterparty under master netting or similar arrangements that management elects not to offset on the Consolidated Balance Sheets.

The following tables present the gross and net information about the Company’s liabilities subject to master netting arrangements:

	December 31, 2022
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Liabilities Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets			Net Amount
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$2,630	$—	$2,630	$(2,313)	$(38)	$(277)	$2
OTC cleared	9	—	9	(9)	—	—	—
Exchange-traded	92	—	92	(75)	—	(17)	—
Total	$2,731	$—	$2,731	$(2,397)	$(38)	$(294)	$2

	December 31, 2021
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Balance Sheets	Amounts of Liabilities Presented in the Consolidated Balance Sheets	Gross Amounts Not Offset in the Consolidated Balance Sheets			Net Amount
(in millions)				Financial Instruments(1)	Cash Collateral	Securities Collateral

Derivatives:
OTC	$4,048	$—	$4,048	$(3,571)	$(181)	$(293)	$3
OTC cleared	41	—	41	(41)	—	—	—
Exchange-traded	91	—	91	(91)	—	—	—
Total	$4,180	$—	$4,180	$(3,703)	$(181)	$(293)	$3

(1)

Represents the amount of liabilities that could be offset by assets with the same counterparty under master netting or similar arrangements that management elects not to offset on the Consolidated Balance Sheets.

In the tables above, the amount of assets or liabilities presented are offset first by financial instruments that have the right of offset under master netting or similar arrangements, then any remaining amount is reduced by the amount of cash and securities collateral. The actual collateral may be greater than amounts presented in the tables.

When the fair value of collateral accepted by the Company is less than the amount due to the Company, there is a risk of loss if the counterparty fails to perform or provide additional collateral. To mitigate this risk, the Company monitors collateral values

RiverSource Life Insurance Company

regularly and requires additional collateral when necessary. When the value of collateral pledged by the Company declines, it may be required to post additional collateral.

Freestanding derivative instruments are reflected in Other assets and Other liabilities. Cash collateral pledged by the Company is reflected in Other assets and cash collateral accepted by the Company is reflected in Other liabilities. See Note 17 for additional disclosures related to the Company’s derivative instruments.

17.  DERIVATIVES AND HEDGING ACTIVITIES

Derivative instruments enable the Company to manage its exposure to various market risks. The value of such instruments is derived from an underlying variable or multiple variables, including equity and interest rate indices or prices. The Company primarily enters into derivative agreements for risk management purposes related to the Company’s products and operations.

Certain of the Company’s freestanding derivative instruments are subject to master netting arrangements. The Company’s policy on the recognition of derivatives on the Consolidated Balance Sheets is to not offset fair value amounts recognized for derivatives and collateral arrangements executed with the same counterparty under the same master netting arrangement. See Note 16 for additional information regarding the estimated fair value of the Company’s freestanding derivatives after considering the effect of master netting arrangements and collateral.

Generally, the Company uses derivatives as economic hedges and accounting hedges. The following table presents the notional value and gross fair value of derivative instruments, including embedded derivatives:

	December 31, 2022			December 31, 2021
	Notional	Gross Fair Value		Notional	Gross Fair Value
(in millions)		Assets(1)	Liabilities(2)(3)		Assets(1)	Liabilities(2)(3)
Derivatives not designated as hedging instruments
Interest rate contracts	$101,302	$267	$355	$79,459	$1,252	$468
Equity contracts	67,416	2,693	2,366	59,763	4,238	3,711
Credit contracts	1,802	13	—	1,717	9	—
Foreign exchange contracts	2,870	34	10	2,239	18	1
Total non-designated hedges	173,390	3,007	2,731	143,178	5,517	4,180
Embedded derivatives
GMWB and GMAB(4)	N/A	—	608	N/A	—	1,486
IUL	N/A	—	739	N/A	—	905
Fixed deferred indexed annuities and deposit receivables	N/A	48	47	N/A	59	61
Structured variable annuity(5)	N/A	—	(137)	N/A	—	406
Total embedded derivatives	N/A	48	1,257	N/A	59	2,858
Total derivatives	$173,390	$3,055	$3,988	$143,178	$5,576	$7,038

N/A	Not applicable.
(1)	The fair value of freestanding derivative assets is included in Other assets and the fair value of ceded derivative assets related to deposit receivables is included in Receivables.
(2)

The fair value of freestanding derivative liabilities is included in Other liabilities. The fair value of GMWB and GMAB, IUL, and fixed deferred indexed annuity and structured variable annuity embedded derivatives is included in Policyholder account balances, future policy benefits and claims.

(3)

The fair value of the Company’s derivative liabilities after considering the effects of master netting arrangements, cash collateral held by the same counterparty and the fair value of net embedded derivatives was $1.6 billion and $3.2 billion as of December 31, 2022 and 2021, respectively. See Note 16 for additional information related to master netting arrangements and cash collateral.

(4)

The fair value of the GMWB and GMAB embedded derivatives as of December 31, 2022 included $911 million of individual contracts in a liability position and $303 million of individual contracts in an asset position. The fair value of the GMWB and GMAB embedded derivatives as of December 31, 2021 included $1.6 billion of individual contracts in a liability position and $133 million of individual contracts in an asset position.

(5)

The fair value of the structured variable annuity embedded derivatives as of December 31, 2022 included $194 million of individual contracts in a liability position and $331 million of individual contracts in an asset position. The fair value of the structured variable annuity embedded derivatives as of December 31, 2021 included $409 million of individual contracts in a liability position and $3 million of individual contracts in an asset position.

See Note 13 for additional information regarding the Company’s fair value measurement of derivative instruments.

As of December 31, 2022 and 2021, investment securities with a fair value of $14 million and $123 million, respectively, were received as collateral to meet contractual obligations under derivative contracts, of which $5 million and $123 million, respectively, may be sold, pledged or rehypothecated by the Company. As of both December 31, 2022 and 2021, the Company had sold, pledged, or rehypothecated none of these securities. In addition, as of both December 31, 2022 and 2021, non-cash collateral accepted was held in separate custodial accounts and was not included in the Company’s Consolidated Balance Sheets.

RiverSource Life Insurance Company

The following table presents a summary of the impact of derivatives not designated as hedging instruments, including embedded derivatives, on the Consolidated Statements of Income:

(in millions)	Net Investment Income	Interest Credited to Fixed Accounts	Benefits, Claims, Losses and Settlement Expenses
Year Ended December 31, 2022
Interest rate contracts	$—	$—	$(2,900)
Equity contracts	—	(126)	735
Credit contracts	—	—	279
Foreign exchange contracts	—	—	105
GMWB and GMAB embedded derivatives	—	—	870
IUL embedded derivatives	—	217	—
Fixed deferred indexed annuity and deposit receivables embedded derivatives	—	4	—
Structured variable annuity embedded derivatives	—	—	633
Total gain (loss)	$—	$95	$(278)

Year Ended December 31, 2021
Interest rate contracts	$—	$—	$(886)
Equity contracts	1	91	(817)
Credit contracts	—	—	43
Foreign exchange contracts	—	—	5
GMWB and GMAB embedded derivatives	—	—	830
IUL embedded derivatives	—	30	—
Fixed deferred indexed annuities embedded derivatives	—	(8)	—
Structured variable annuity embedded derivatives	—	—	(393)
Total gain (loss)	$1	$113	$(1,218)

Year Ended December 31, 2020
Interest rate contracts	$—	$—	$1,633
Equity contracts	—	55	(744)
Credit contracts	—	—	(106)
Foreign exchange contracts	—	—	(8)
GMWB and GMAB embedded derivatives	—	—	(1,553)
IUL embedded derivatives	—	7	—
Fixed deferred indexed annuities embedded derivatives	—	(4)	—
Structured variable annuity embedded derivatives	—	—	(91)
Total gain (loss)	$—	$58	$(869)

The Company holds derivative instruments that either do not qualify or are not designated for hedge accounting treatment. These derivative instruments are used as economic hedges of equity, interest rate, credit and foreign currency exchange rate risk related to various products and transactions of the Company.

Certain annuity contracts contain GMWB or GMAB provisions, which guarantee the right to make limited partial withdrawals each contract year regardless of the volatility inherent in the underlying investments or guarantee a minimum accumulation value of consideration received at the beginning of the contract period, after a specified holding period, respectively. The indexed portion of structured variable annuities and the GMAB and non-life contingent GMWB provisions are considered embedded derivatives, which are bifurcated from their host contracts for valuation purposes and reported on the Consolidated Balance Sheets at fair value with changes in fair value reported in earnings. The Company economically hedges the aggregate exposure related to the indexed portion of structured variable annuities and the GMAB and non-life contingent GMWB provisions using options, swaptions, swaps and futures.

RiverSource Life Insurance Company

The deferred premium associated with certain of the above options is paid or received semi-annually over the life of the contract or at maturity. The following is a summary of the payments the Company is scheduled to make and receive for these options as of December 31, 2022:

(in millions)	Premiums Payable	Premiums Receivable
2023	$50	$43
2024	132	23
2025	121	21
2026	251	88
2027	19	—
2028-2029	59	—
Total	$632	$175

Actual timing and payment amounts may differ due to future settlements, modifications or exercises of the contracts prior to the full premium being paid or received.

The Company has a macro hedge program to provide protection against the statutory tail scenario risk arising from variable annuity reserves on its statutory surplus and to cover some of the residual risks not covered by other hedging activities. As a means of economically hedging these risks, the Company may use a combination of futures, options, swaps and swaptions. Certain of the macro hedge derivatives may contain settlement provisions linked to both equity returns and interest rates. The Company’s macro hedge derivatives that contain settlement provisions linked to both equity returns and interest rates, if any, are shown in other contracts in the tables above.

Structured variable annuity and IUL products have returns tied to the performance of equity markets. As a result of fluctuations in equity markets, the obligation incurred by the Company related to structured variable annuity and IUL products will positively or negatively impact earnings over the life of these products. The equity component of structured variable annuity and IUL product obligations are considered embedded derivatives, which are bifurcated from their host contracts for valuation purposes and reported on the Consolidated Balance Sheets at fair value with changes in fair value reported in earnings. As a means of economically hedging its obligations under the provisions of these products, the Company enters into index options and futures contracts.

Cash Flow Hedges

During the years ended December 31, 2022, 2021 and 2020, the Company held no derivatives that were designated as cash flow hedges. During the years ended December 31, 2022, 2021 and 2020, no hedge relationships were discontinued due to forecasted transactions no longer being expected to occur according to the original hedge strategy.

Credit Risk

Credit risk associated with the Company’s derivatives is the risk that a derivative counterparty will not perform in accordance with the terms of the applicable derivative contract. To mitigate such risk, the Company has established guidelines and oversight of credit risk through a comprehensive enterprise risk management program that includes members of senior management. Key components of this program are to require preapproval of counterparties and the use of master netting and collateral arrangements whenever practical. See Note 16 for additional information on the Company’s credit exposure related to derivative assets.

Certain of the Company’s derivative contracts contain provisions that adjust the level of collateral the Company is required to post based on the Company’s financial strength rating (or based on the debt rating of the Company’s parent, Ameriprise Financial). Additionally, certain of the Company’s derivative contracts contain provisions that allow the counterparty to terminate the contract if the Company does not maintain a specific financial strength rating or Ameriprise Financial’s debt does not maintain a specific credit rating (generally an investment grade rating). If these termination provisions were to be triggered, the Company’s counterparty could require immediate settlement of any net liability position. As of December 31, 2022 and 2021, the aggregate fair value of derivative contracts in a net liability position containing such credit contingent provisions was $234 million and $383 million, respectively. The aggregate fair value of assets posted as collateral for such instruments as of December 31, 2022 and 2021 was $232 million and $383 million, respectively. If the credit contingent provisions of derivative contracts in a net liability position as of both December 31, 2022 and 2021 were triggered, the aggregate fair value of additional assets that would be required to be posted as collateral or needed to settle the instruments immediately would have been $2 million and nil as of December 31, 2022 and 2021, respectively.

RiverSource Life Insurance Company

18. SHAREHOLDER’S EQUITY

The following tables provide the amounts related to each component of OCI:

	Year Ended December 31, 2022
(in millions)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period(1)	$(2,784)	$595	$(2,189)
Reclassification of net (gains) losses on securities included in net income(2)	88	(19)	69
Impact of DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables	821	(172)	649
Net unrealized gains (losses) on securities	(1,875)	404	(1,471)
Total other comprehensive income (loss)	$(1,875)	$404	$(1,471)

	Year Ended December 31, 2021
(in millions)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period(1)	$(527)	$111	$(416)
Reclassification of net (gains) losses on securities included in net income(2)	(556)	117	(439)
Impact of DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables(3)	322	(67)	255
Net unrealized gains (losses) on securities	(761)	161	(600)
Total other comprehensive income (loss)	$(761)	$161	$(600)

	Year Ended December 31, 2020
(in millions)	Pretax	Income Tax Benefit (Expense)	Net of Tax
Net unrealized gains (losses) on securities:
Net unrealized gains (losses) on securities arising during the period(1)	$811	$(170)	$641
Reclassification of net (gains) losses on securities included in net income(2)	5	(1)	4
Impact of DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables(3)	(274)	57	(217)
Net unrealized gains (losses) on securities	542	(114)	428
Total other comprehensive income (loss)	$542	$(114)	$428

(1)	Includes impairments on Available-for-Sale securities related to factors other than credit that were recognized in OCI during the period.
(2)	Reclassification amounts are recorded in Net realized investment gains (losses).
(3)	See Note 21 for a summary of the revision to the Company’s previously reported Consolidated Financial Statements.

Other comprehensive income (loss) related to net unrealized gains (losses) on securities includes three components: (i) unrealized gains (losses) that arose from changes in the market value of securities that were held during the period; (ii) (gains) losses that were previously unrealized, but have been recognized in current period net income due to sales of Available-for-Sale securities and due to the reclassification of noncredit losses to credit losses; and (iii) other adjustments primarily consisting of changes in insurance and annuity asset and liability balances, such as DAC, DSIC, unearned revenue, benefit reserves and reinsurance recoverables, to reflect the expected impact on their carrying values had the unrealized gains (losses) been realized as of the respective balance sheet dates.

RiverSource Life Insurance Company

The following table presents the changes in the balances of each component of AOCI, net of tax:

(in millions)	Net Unrealized Gains (Losses) on Securities	Other	Total
Balance, January 1, 2020	$757	$(1)	$756
OCI before reclassifications	424	—	424
Amounts reclassified from AOCI	4	—	4
Total OCI	428	—	428
Balance, December 31, 2020	1,185	(1)	1,184
OCI before reclassifications	(161)	—	(161)
Amounts reclassified from AOCI	(439)	—	(439)
Total OCI	(600)	—	(600)
Balance, December 31, 2021	585	(1)	584
OCI before reclassifications	(1,540)	—	(1,540)
Amounts reclassified from AOCI	69	—	69
Total OCI	(1,471)	—	(1,471)
Balance, December 31, 2022	$(886)	$(1)	$(887)

19.  INCOME TAXES

The components of income tax provision (benefit) were as follows:

	Years Ended December 31,
(in millions)	2022	2021	2020
Current income tax
Federal	$57	$171	$233
State	(2)	6	—
Total current income tax	55	177	233
Deferred income tax
Federal	(6)	(39)	(277)
State	1	(1)	(1)
Total deferred income tax	(5)	(40)	(278)
Total income tax provision (benefit)	$50	$137	$(45)

The principal reasons that the aggregate income tax provision (benefit) is different from that computed by using the U.S. statutory rate of 21% were as follows:

	Years Ended December 31,
	2022	2021	2020
Tax at U.S. statutory rate	21.0%	21.0%	21.0%
Changes in taxes resulting from:
Low income housing tax credits	(5.7)	(5.6)	(20.1)
Dividend received deduction	(4.5)	(2.9)	(9.7)
Foreign tax credit, net of addback	(3.4)	(1.5)	(1.9)
Other, net	(0.8)	0.4	(0.8)
Income tax provision (benefit)	6.6%	11.4%	(11.5)%

The decrease in the Company’s effective tax rate for the year ended December 31, 2022 compared to 2021 is primarily due to an increase in foreign tax credit, net of addback, as well as lower pretax income relative to tax preferred items.

The increase in the Company’s effective tax rate for the year ended December 31, 2021 compared to 2020 is primarily due to the higher pretax income relative to tax preferred items.

RiverSource Life Insurance Company

Deferred income tax assets and liabilities result from temporary differences between the assets and liabilities measured for GAAP reporting versus income tax return purposes. Deferred income tax assets and liabilities are measured at the statutory rate of 21% as of both December 31, 2022 and 2021. The significant components of the Company’s deferred income tax assets and liabilities, which are included net within Other assets or Other liabilities, were as follows:

	December 31,
(in millions)	2022	2021
Deferred income tax assets
Liabilities for policyholder account balances, future policy benefits and claims	$2,399	$1,994
Net unrealized losses on Available-for-Sale securities	216	—
Other	29	14
Gross deferred income tax assets	2,644	2,008
Less: valuation allowance	30	11
Total deferred income tax assets	2,614	1,997
Deferred income tax liabilities
Investment related	923	508
Deferred acquisition costs	453	469
Net unrealized gains on Available-for-Sale securities(1)	—	183
Other	54	58
Gross deferred income tax liabilities	1,430	1,218
Net deferred income tax assets	$1,184	$779

(1)	See Note 21 for a summary of the revision to the Company’s previously reported Consolidated Financial Statements.

Included in the Company’s deferred income tax assets are tax benefits related to state net operating losses of $28 million, net of federal benefit, which will expire beginning December 31, 2023. Based on analysis of the Company’s tax position as of December 31, 2022, management believes it is more likely than not that the Company will not realize certain state net operating losses of $28 million and state deferred tax assets of $2 million; therefore, a valuation allowance of $30 million has been established.

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits was as follows:

(in millions)	2022	2021	2020
Balance at January 1	$37	$38	$39
Additions based on tax positions related to the current year	—	—	1
Reductions based on tax positions related to the current year	(1)	(1)	(1)
Additions for tax positions of prior years	1	—	—
Reductions due to lapse of statute of limitations	—	—	(1)
Balance at December 31	$37	$37	$38

If recognized, approximately $20 million, net of federal tax benefits, of unrecognized tax benefits as of December 31, 2022, 2021 and 2020, would affect the effective tax rate.

It is reasonably possible that the total amount of unrecognized tax benefits will change in the next 12 months. The Company estimates that the total amount of gross unrecognized tax benefits may decrease by approximately $34 million in the next 12 months primarily due to Internal Revenue Service (“IRS”) settlements.

The Company recognizes interest and penalties related to unrecognized tax benefits as a component of the income tax provision. The Company recognized nil, a net increase of $1 million and nil in interest and penalties for the years ended December 31, 2022, 2021 and 2020, respectively. As of both December 31, 2022 and 2021, the Company had a payable of $3 million related to accrued interest and penalties.

The Company files income tax returns as part of its inclusion in the consolidated federal income tax returns of Ameriprise Financial in the U.S. federal jurisdiction and various state jurisdictions. The federal statute of limitations are closed on years through 2015, except for one issue for 2014 and 2015 which was claimed on amended returns. The IRS is currently auditing Ameriprise Financial’s U.S. income tax returns for 2016 through 2020. Ameriprise Financial’s or the Company’s state income tax returns are currently under examination by various jurisdictions for years ranging from 2015 through 2020.

RiverSource Life Insurance Company

20.  COMMITMENTS, GUARANTEES AND CONTINGENCIES

Commitments

The following table presents the Company’s funding commitments as of December 31:

(in millions)	2022	2021
Commercial mortgage loans	$—	$48
Affordable housing and other real estate partnerships	8	9
Total funding commitments	$8	$57

Guarantees

The Company’s annuity and life products all have minimum interest rate guarantees in their fixed accounts. As of December 31, 2022, these guarantees range from 1% to 5%.

Contingencies

The Company and its affiliates are involved in the normal course of business in legal proceedings which include regulatory inquiries, arbitration and litigation, including class actions, concerning matters arising in connection with the conduct of its activities. These include proceedings specific to the Company as well as proceedings generally applicable to business practices in the industries in which it operates. The Company can also be subject to legal proceedings arising out of its general business activities, such as its investments, contracts, and employment relationships. Uncertain economic conditions, heightened and sustained volatility in the financial markets and significant financial reform legislation may increase the likelihood that clients and other persons or regulators may present or threaten legal claims or that regulators increase the scope or frequency of examinations of the Company or the insurance industry generally.

As with other insurance companies, the level of regulatory activity and inquiry concerning the Company’s businesses remains elevated. From time to time, the Company and its affiliates, including AFS and RiverSource Distributors, Inc. receive requests for information from, and/or are subject to examination or claims by various state, federal and other domestic authorities. The Company and its affiliates typically have numerous pending matters, which includes information requests, exams or inquiries regarding their business activities and practices and other subjects, including from time to time: sales and distribution of various products, including the Company’s life insurance and variable annuity products; supervision of associated persons, including AFS financial advisors and RiverSource Distributors, Inc.’s wholesalers; administration of insurance and annuity claims; security of client information; and transaction monitoring systems and controls. The Company and its affiliates have cooperated and will continue to cooperate with the applicable regulators.

These matters are subject to uncertainties and, as such, it is inherently difficult to determine whether any loss is probable or even reasonably possible, or to reasonably estimate the amount of any loss. The Company cannot predict with certainty if, how, or when any such proceedings will be initiated or resolved. Matters frequently need to be more developed before a loss or range of loss can be reasonably estimated for any proceeding. An adverse outcome in any proceeding could result in an adverse judgment, a settlement, fine, penalty, or other sanction, and may lead to further claims, examinations, or adverse publicity each of which could have a material adverse effect on the Company’s consolidated financial condition, results of operations, or liquidity.

In accordance with applicable accounting standards, the Company establishes an accrued liability for contingent litigation and regulatory matters when those matters present loss contingencies that are both probable and can be reasonably estimated. The Company discloses the nature of the contingency when management believes there is at least a reasonable possibility that the outcome may be material to the Company’s consolidated financial statements and, where feasible, an estimate of the possible loss. In such cases, there still may be an exposure to loss in excess of any amounts reasonably estimated and accrued. When a loss contingency is not both probable and reasonably estimable, the Company does not establish an accrued liability, but continues to monitor, in conjunction with any outside counsel handling a matter, further developments that would make such loss contingency both probable and reasonably estimable. Once the Company establishes an accrued liability with respect to a loss contingency, the Company continues to monitor the matter for further developments that could affect the amount of the accrued liability that has been previously established, and any appropriate adjustments are made each quarter.

Guaranty Fund Assessments

RiverSource Life Insurance Company and RiverSource Life of NY are required by law to be a member of the guaranty fund association in every state where they are licensed to do business. In the event of insolvency of one or more unaffiliated insurance companies, the Company could be adversely affected by the requirement to pay assessments to the guaranty fund associations. The Company projects its cost of future guaranty fund assessments based on estimates of insurance company insolvencies provided by the National Organization of Life and Health Insurance Guaranty Associations and the amount of its premiums written relative to the industry-wide premium in each state. The Company accrues the estimated cost of future guaranty fund assessments when it is considered probable that an assessment will be imposed, the event obligating the Company to pay the assessment has occurred and the amount of the assessment can be reasonably estimated.

RiverSource Life Insurance Company

The Company has a liability for estimated guaranty fund assessments and a related premium tax asset. As of both December 31, 2022 and 2021, the estimated liability was $12 million. As of both December 31, 2022 and 2021, the related premium tax asset was $10 million. The expected period over which guaranty fund assessments will be made and the related tax credits recovered is not known.

21.  REVISION OF PRIOR PERIOD FINANCIAL STATEMENTS

The Company revised prior period Consolidated Financial Statements to correct shadow unearned revenue liability balances associated with universal life insurance products for which the error began prior to the periods presented below. See Note 1 for additional information. A summary of the revision to our previously reported Consolidated Financial Statements is presented below:

Revised Consolidated Balance Sheet

	December 31, 2021
(in millions)	As Reported	Impact of Revision	As Revised
Other assets	$7,084	$(69)	$7,015
Total assets	139,496	(69)	139,427
Other liabilities	6,628	(325)	6,303
Total liabilities	137,611	(325)	137,286
Accumulated other comprehensive income (loss), net of tax	328	256	584
Total shareholder’s equity	1,885	256	2,141
Total liabilities and shareholder’s equity	139,496	(69)	139,427

Revised Consolidated Statements of Comprehensive Income

	Years Ended December 31,
	2021			2020
(in millions)	As Reported	Impact of Revision	As Revised	As Reported	Impact of Revision	As Revised
Net unrealized gains (losses) on securities	$(592)	$(8)	$(600)	$346	$82	$428
Total other comprehensive income (loss), net of tax	(592)	(8)	(600)	346	82	428
Total comprehensive income (loss)	472	(8)	464	784	82	866

Revised Consolidated Statements of Shareholder’s Equity

	As Reported			As Revised
(in millions)	Accumulated Other Comprehensive Income (Loss)	Total Shareholder’s Equity	Impact of Revision	Accumulated Other Comprehensive Income (Loss)	Total Shareholder’s Equity
Balances at January 1, 2020	$574	$3,336	$182	$756	$3,518
Other comprehensive income, net of tax	346	346	82	428	428
Balances at December 31, 2020	920	3,313	264	1,184	3,577
Other comprehensive loss, net of tax	(592)	(592)	(8)	(600)	(600)
Balances at December 31, 2021	328	1,885	256	584	2,141

SAI9015_12_B01_(05/23)

PART C: OTHER INFORMATION
Item 30. Exhibits—Except as noted below, all required exhibits have been previously filed and are incorporated by reference from prior Registration Statements of the Depositor.
(a)(1)
(a)(1) Copy of Resolution of Board of Directors of IDS Life Insurance Company establishing the Trust, adopted May 9, 1985, filed electronically as exhibit (a)(1) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is
incorporated herein by reference.

(a)(2)
(a)(2) Copy of Resolution of Board of Directors of IDS Life Insurance Company reconstituting the Trust, adopted October 16,
1985, filed electronically as exhibit (a)(2) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is
incorporated herein by reference.

(a)(3)
(a)(3) Unanimous Written Consent of the Board of Directors In Lieu of a Meeting for the IDS Life Insurance Company
adopted December 8, 2006, for the Re-designation of the Separate Accounts to Reflect Entity Consolidation and Rebranding
filed as Exhibit (a)(6) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

(b)	Not applicable.
(c)
Form of Principal Underwriter Agreement for RiverSource Life Insurance Company for Variable Annuities and Variable Life
Insurance filed electronically as Exhibit 3.1 to Initial Registration Statement on Form N-4 for RiverSource Variable Annuity
Account (previously American Enterprise Variable Annuity Account), RiverSource Signature(SM) Select Variable Annuity and
RiverSource Signature(SM) Variable Annuity, on or about Jan. 2, 2007, is incorporated herein by reference.

(d)(1)
Copy of Flexible Premium Variable Adjustable Life Insurance Policy (VUL 6) filed electronically as Exhibit (d)(1) to
Post-Effective Amendment No. 5 to Registration Statement No. 333-227506 on or about August 7, 2020, is incorporated herein by reference.

(d)(2)
Copy of Flexible Premium Variable Adjustable Life Insurance Policy (VUL 6) filed electronically as Exhibit (d)(1) to Initial
Registration Statement File No. 333-227506 on or about September 24, 2018 is incorporated herein by reference.

(d)(3)
(d) (3) Copy of Waiver of Monthly Deduction Rider for Total Disability filed electronically as Exhibit (d)(2) to Initial
Registration Statement on Form N-6 on or about June 27, 2012 is incorporated herein by reference.

(d)(4)
Copy of Waiver of Premium Rider for Total Disability filed electronically as Exhibit (d)(3) to Initial Registration Statement
File No. 333-182361 on or about June 27, 2012 is incorporated herein by reference.

(d)(5)
Copy of Children’s Level Term Insurance Rider filed electronically as Exhibit (d)(4) to Initial Registration Statement File
No. 333-182361 on or about June 27, 2012 is incorporated herein by reference.

(d)(6)	Copy of Accidental Death Benefit Rider filed electronically as Exhibit (d)(5) to Initial Registration Statement File No. 333-182361 on or about June 27, 2012 is incorporated herein by reference.
(d)(7)
Copy of Accelerated Death Benefit Rider for Terminal Illness filed electronically as Exhibit (d)(6) to Initial Registration
Statement File No. 333-182361 on or about June 27, 2012 is incorporated herein by reference.

(d)(8)	Copy of Automatic Increase Benefit Rider filed electronically as Exhibit (d)(7) to Initial Registration Statement File No. 333-182361 on or about June 27, 2012 is incorporated herein by reference.
(d)(9)	Copy of Overloan Protection Benefit filed electronically as Exhibit (d)(9) to Initial Registration Statement on Form N-6 on or about June 27, 2012 is incorporated herein by reference.
(d)(10)
Copy of AdvanceSource(R) Accelerated Benefit Rider for Chronic Illness filed electronically as Exhibit (d)(8) to
Post-Effective Amendment No. 39 to Registration Statement No. 333-69777 is incorporated herein by reference.

(d)(11)
Copy of Endorsement to the Flexible Premium Variable Life Insurance Policy (VUL IV/VUL IV-ES) filed electronically as
Exhibit (d)(9) to Post-Effective Amendment No. 39 to Registration Statement No. 333-69777 is incorporated herein by reference.

(d)(12)
Copy of Indexed Account Endorsement filed electronically as Exhibit (d)(12) to Post-Effective Amendment No. 6 to
Registration Statement No. 333-182361 on or about June 10, 2016 is incorporated herein by reference.

(d)(13)
Copy of Accounting Value Increase Rider filed electronically as Exhibit (d)(13) to Post-Effective Amendment No. 6 to
Registration Statement No. 333-182361 on or about June 10, 2016 is incorporated herein by reference.

(d) (14)
Copy of Death Benefit Option 3 Endorsement filed electronically as Exhibit (d)(14) to Post-Effective Amendment No. 6 to
Registration Statement No. 333-182361 on or about June 10, 2016 is incorporated herein by reference.

(d) (15)
Copy of AdvanceSource(R) Accelerated Benefit Rider for Long-Term Care filed electronically as Exhibit (d)(14) to
Post-Effective Amendment No. 2 to Registration Statement No. 333-227506 is incorporated herein by reference.

(e)(1)
Form of Application for Life and Disability Income Insurance filed electronically as Exhibit (e)(1) to Initial Registration
Statement to Registration Statement File No. 333-182361 on or about June 27, 2012 is incorporated herein by reference.

(e)(2)
Form of Application for AdvanceSource (R) Accelerated Benefit Rider filed electronically as Exhibit (e)(2) to Initial
Registration Statement File No. 333-182361 on or about June 27, 2012 is incorporated herein by reference.

(e)(3)
Form of Application for AdvanceSource(R)Accelerated Benefit Rider for Long-Term Care filed electronically as Exhibit
(e)(3) to Post-Effective Amendment No. 2 to Registration Statement No. 333-227506 is incorporated herein by reference.

(e)(4)	Form of Distribution of Policy Value Endorsement filed electronically as Exhibit (e)(4) to Post-Effective Amendment No. 3 to Registration Statement No. 333-227506 is incorporated herein by reference.
(f)(1)
Copy of Certificate of Incorporation of IDS Life Insurance Company, dated July 23, 1957, filed electronically as exhibit
(f)(1) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(f)(2)
Copy of Certificate of Amendment of Certificate of Incorporation of IDS Life Insurance Company dated June 22, 2006, filed electronically as Exhibit 27(f)(1) to Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is
incorporated herein by reference.

(f)(3)
Copy of Amended and Restated By-Laws of RiverSource Life Insurance Company filed electronically as Exhibit 27(f)(2) to
Post-Effective Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

(g)(1)
Redacted copy of the Automatic YRT Reinsurance Agreement between RiverSource Life Insurance Company and Reinsurer, identified as Treaty 1011 filed electronically as exhibit (g)(1) to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(2)
Redacted copy of the Second Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1011 filed electronically as exhibit (g)(2) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(3)
Redacted copy of the Third Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1011 filed electronically as exhibit (g)(3) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(4)
Redacted copy of the Fifth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1011 filed electronically as exhibit (g)(4) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(5)
Redacted copy of the Automatic YRT Reinsurance Agreement between RiverSource Life Insurance Company and Reinsurer, identified as Treaty 1021 filed electronically as exhibit (g)(5) to Post-Effective Amendment No. 4 to Registration Statement
No. 333-227506 is incorporated herein by reference.

(g)(6)
Redacted copy of the First Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1021 filed electronically as exhibit (g)(6) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(7)
Redacted copy of the Second Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1021 filed electronically as exhibit (g)(7) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(8)
Redacted copy of the Automatic YRT Reinsurance Agreement between RiverSource Life Insurance Company and Reinsurer, identified as Treaty 1031 filed electronically as exhibit (g)(8) to Post-Effective Amendment No. 4 to Registration Statement
No. 333-227506 is incorporated herein by reference.

(g)(9)
Redacted copy of the General Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1031 filed electronically as exhibit (g)(9) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(10)
Redacted copy of the Second Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1031 filed electronically as exhibit (g)(10) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(11)
Redacted copy of the Seventh Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1031 filed electronically as exhibit (g)(11) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(12)
Redacted copy of the Eighth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1031 filed electronically as exhibit (g)(12) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(13)
Redacted copy of the Ninth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1031 filed electronically as exhibit (g)(13) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(14)
Redacted copy of the Twelfth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1031 filed electronically as exhibit (g)(14) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(15)
Redacted copy of the Fourteenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1031 filed electronically as exhibit (g)(15) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(16)
Redacted copy of the Fifteenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1031 filed electronically as exhibit (g)(16) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(17)
Redacted copy of the Automatic YRT Reinsurance Agreement between RiverSource Life Insurance Company and Reinsurer, identified as Treaty 1041 filed electronically as exhibit (g)(17) to Post-Effective Amendment No. 4 to Registration Statement
No. 333-227506 is incorporated herein by reference.

(g)(18)
Redacted copy of the General Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1041 filed electronically as exhibit (g)(18) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(19)
Redacted copy of the First Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1041 filed electronically as exhibit (g)(19) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(20)
Redacted copy of the Fifth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1041 filed electronically as exhibit (g)(20) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(21)
Redacted copy of the Sixth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1041 filed electronically as exhibit (g)(21) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(22)
Redacted copy of the Ninth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1041 filed electronically as exhibit (g)(22) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(23)
Redacted copy of the Tenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1041 filed electronically as exhibit (g)(23) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(24)
Redacted copy of the Eleventh Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1041 filed electronically as exhibit (g)(24) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(25)
Redacted copy of the Automatic YRT Reinsurance Agreement between RiverSource Life Insurance Company and Reinsurer, identified as Treaty 1051 filed electronically as exhibit (g)(25) to Post-Effective Amendment No. 4 to Registration Statement
No. 333-227506 is incorporated herein by reference.

(g)(26)
Redacted copy of the General Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1051 filed electronically as exhibit (g)(26) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(27)
Redacted copy of the Sixth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1051 filed electronically as exhibit (g)(27) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(28)
Redacted copy of the Seventh Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1051 filed electronically as exhibit (g)(28) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(29)
Redacted copy of the Sixteenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1051 filed electronically as exhibit (g)(29) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(30)
Redacted copy of the Seventeenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1051 filed electronically as exhibit (g)(30) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(31)
Redacted copy of the Eighteenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1051 filed electronically as exhibit (g)(31) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(32)
Redacted copy of the Twentieth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1051 filed electronically as exhibit (g)(32) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(33)
Redacted copy of the Twenty-First Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1051 filed electronically as exhibit (g)(33) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(34)
Redacted copy of the Twenty-Third Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1051 filed electronically as exhibit (g)(34) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is
incorporated herein by reference.

(g)(35)
Redacted copy of the Automatic YRT Reinsurance Agreement between RiverSource Life Insurance Company and Reinsurer, identified as Treaty 1061 filed electronically as exhibit (g)(35) to Post-Effective Amendment No. 4 to Registration Statement
No. 333-227506 is incorporated herein by reference.

(g)(36)
Redacted copy of the General Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1061 filed electronically as exhibit (g)(36) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(37)
Redacted copy of the First Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1061 filed electronically as exhibit (g)(37) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(38)
Redacted copy of the Fifth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1061 filed electronically as exhibit (g)(38) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(39)
Redacted copy of the Fourteenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1061 filed electronically as exhibit (g)(39) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(40)
Redacted copy of the Fifteenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1061 filed electronically as exhibit (g)(40) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(41)
Redacted copy of the Sixteenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1061 filed electronically as exhibit (g)(41) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(42)
Redacted copy of the Eighteenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1061 filed electronically as exhibit (g)(42) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(43)
Redacted copy of the Twentieth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1061 filed electronically as exhibit (g)(43) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(44)
Redacted copy of the Automatic YRT Reinsurance Agreement between RiverSource Life Insurance Company and Reinsurer, identified as Treaty 1071 filed electronically as exhibit (g)(44) to Post-Effective Amendment No. 4 to Registration Statement
No. 333-227506 is incorporated herein by reference.

(g)(45)
Redacted copy of the General Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1071 filed electronically as exhibit (g)(45) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(46)
Redacted copy of the Sixth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1071 filed electronically as exhibit (g)(46) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(47)
Redacted copy of the Ninth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1071 filed electronically as exhibit (g)(47) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(48)
Redacted copy of the Sixteenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1071 filed electronically as exhibit (g)(48) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(49)
Redacted copy of the Seventeenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1071 filed electronically as exhibit (g)(49) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(50)
Redacted copy of the Eighteenth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1071 filed electronically as exhibit (g)(50) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(51)
Redacted copy of the Twentieth Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1071 filed electronically as exhibit (g)(51) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is incorporated herein by reference.

(g)(52)
Redacted copy of the Twenty-Second Amendment to the Automatic YRT Reinsurance Agreement, identified as Treaty 1071 filed electronically as exhibit (g)(52) to Post-Effective Amendment No. 4 to Registration Statement No. 333-227506 is
incorporated herein by reference.

(h)(1)
Copy of Amended and Restated Fund Participation Agreement dated January 1, 2007, among Variable Insurance Products
Funds, Fidelity Distributors Corporation and RiverSource Life Insurance Company filed electronically as Exhibit 8.6 to
RiverSource Variable Annuity Account’s Post-Effective Amendment No. 2 to Registration Statement No. 333-139760 on or
about April 24, 2008, is incorporated herein by reference.

(h)(2)
Copy of Amended and Restated Fund Participation Agreement dated June 1, 2006, by and among American Centurion Life
Assurance Company, American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life
Insurance Company, IDS Life Insurance Company of New York, Ameriprise Financial Services, Inc. and American Century
Investment Services, Inc. filed electronically as Exhibit (h)(3) to Post-Effective Amendment No. 22 to Registration Statement
No. 333-44644 is incorporated herein by reference.

(h)(3)
Copy of Amended and Restated Fund Participation Agreement dated March 30, 2007, among Oppenheimer Variable Account
Funds, Oppenheimer Funds, Inc. and RiverSource Life Insurance Company filed electronically as Exhibit 8.21 to RiverSource
Variable Annuity Account’s Post-Effective Amendment No. 2 to Registration Statement No. 333-139760 on or about April 24,
2008 is incorporated herein by reference.

(h)(4)
Copy of Participation Agreement dated March 1, 2006, among IDS Life Insurance Company, PIMCO Variable Insurance Trust
and Allianz Global Investors Distributors LLC filed electronically as Exhibit 8.19 to RiverSource Variable Account 10’s
Post-Effective Amendment No. 41 to Registration Statement No. 333-79311 is incorporated herein by reference.

(h)(5)
Copy of Amended and Restated Participation Agreement dated August 1, 2005, by and between Franklin Templeton Variable
Insurance Products Trust, Franklin/Templeton Distributors, Inc., American Centurion Life Assurance Company, American
Enterprise Life Insurance Company, IDS Life Insurance Company, IDS Life Insurance Company of New York and Ameriprise
Financial Services, Inc. (formerly American Express Financial Advisors Inc.) filed electronically as Exhibit (h)(10) to
Post-Effective Amendment No. 27 to Registration Statement No. 333-69777 is incorporated herein by reference.

(h)(6)
Copy of Janus Aspen Series Amended and Restated Fund Participation Agreement dated September 1, 2006, by and among
American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life Insurance Company and
Janus Aspen Series filed electronically as Exhibit 27(h)(12) to Post-Effective Amendment No. 28 to Registration Statement
No. 333-69777 is incorporated herein by reference.

(h)(7)
Copy of Amended and Restated Participation Agreement among MFS Variable Insurance Trust, IDS Life Insurance Company,
American Enterprise Life Insurance Company and Massachusetts Financial Services Company, dated June 9, 2006, filed electronically as Exhibit (h)(14) to Post-Effective Amendment No. 30 to Registration Statement No. 333-69777 is incorporated herein by reference.

(h)(8)
Copy of Fund Participation Agreement dated April 2, 2007, among RiverSource Life Insurance Company, Wanger Advisors
Trust, Columbia Wanger Asset Management, L.P. and Columbia Management Distributors, Inc. filed electronically as
Exhibit 8.11 to RiverSource Variable Annuity Account’s Post-Effective Amendment No. 2 to Registration Statement
No. 333-139760 on or about April 24, 2008, is incorporated herein by reference.

(h)(9)
Copy of Amended and Restated Participation Agreement dated August 1, 2006, among American Enterprise Life Insurance
Company, IDS Life Insurance Company, Ameriprise Financial Services, Inc., AllianceBernstein L.P. and AllianceBernstein
Investments, Inc. filed electronically as Exhibit 27(h) (20) to Post-Effective Amendment No. 28 to Registration Statement
No. 333-69777 is incorporated herein by reference.

(h)(10)
Copy of Participation Agreement by and among Wells Fargo Variable Trust and RiverSource Life Insurance Company,
RiverSource Distributors, Inc. and Wells Fargo Funds Distributor, LLC dated January 1, 2007, filed electronically as Exhibit
(h)(21) to Post-Effective Amendment No. 30 to Registration Statement No. 333-69777 is incorporated herein by reference.

(h)(11)
Copy of Fund Participation Agreement dated May 1, 2006, among American Enterprise Life Insurance Company, IDS Life
Insurance Company, Columbia Funds Variable Insurance Trust I, Columbia Management Advisors, LLC and Columbia
Management Distributors, Inc. filed electronically as Exhibit 27(h) (22) to Post-Effective Amendment No. 28 to Registration
Statement No. 333-69777 is incorporated herein by reference.

(h)(12)
(h)(12) Copy of Participation Agreement dated January 1, 2007, by and among RiverSource Life Insurance Company,
RiverSource Life Insurance Co. of New York and RiverSource Distributors, Inc. filed electronically as Exhibit 8.8 to
Post-Effective Amendment No. 1 to Registration Statement No. 333-139761 is incorporated herein by reference.

(h)(13)
Copy of Fund Participation Agreement dated April 26, 2012 by and among RiverSource Life Insurance Company, BlackRock
Variable Series Funds, Inc. and BlackRock Investments, LLC filed electronically as Exhibit 8.3 to RiverSource Variable
Account 10’s Post-Effective Amendment No. 1 to Registration Statement No. 333-179398 is incorporated herein by reference.

(h)(14)
Copy of Fund Participation Agreement dated April 26, 2012 by and among RiverSource Life Insurance Company, RiverSource
Distributors, Inc., DWS Variable Series I, DWS Variable Series II, DWS Investments VIT Funds, DWS Investments
Distributors, Inc. and Deutsche Investment Management Americas Inc. filed electronically as Exhibit 8.5 to RiverSource
Variable Account 10’s Post-Effective Amendment No. 1 to Registration Statement No. 333-179398 is incorporated herein by reference.

(h)(15)
Copy of Fund Participation Agreement dated March 2, 2006, by and between Neuberger Berman Advisers Management Trust,
Neuberger Berman Management, Inc. and IDS Life Insurance Company filed electronically as Exhibit 8.17 to Post-Effective
Amendment No. 41 to Registration Statement No. 333-79311 is incorporated herein by reference.

(h)(16)
Copy of Fund Participation Agreement dated April 30, 2013, by and among ALPS Variable Investment Trust, ALPS Portfolio
Solutions Distributor, Inc., and RiverSource Life Insurance Company filed electronically as exhibit 8.16 to RiverSource
Variable Account 10’s Post-Effective Amendment No. 4 to Registration Statement No. 333-179398 is incorporated herein by reference.

(h)(17)
Copy of Amended and Restated Participation Agreement dated September 1, 2006, by and among IDS Life Insurance
Company, Legg Mason Partners Variable Portfolios I, Inc. (formerly Salomon Brothers Variable Series Fund, Inc.), Legg
Mason Partners Variable Portfolios II, Inc. (formerly Greenwich Street Series Fund, formerly Smith Barney Series Fund, formerly Smith Barney Shearson Series Fund, formerly Shearson Series Fund), Legg Mason Partners Variable Portfolios III,
Inc. (formerly Travelers Series Fund Inc., formerly Smith Barney Travelers Series Fund Inc.) and Legg Mason
InvestorServices, LLC filed electronically as Exhibit 8.15 to Post-EffectiveAmendment No. 41 to Registration Statement
No. 333-79311 is incorporated herein by reference.

(h)(18)
Copy of Fund Participation Agreement dated Jan. 1, 2007, by and among RiverSource Life Insurance Company, RiverSource
Distributors, Inc. and Lazard Asset Management Securities LLC and Lazard Retirement Series, Inc. filed electronically as
Exhibit (h)(26) to Post-Effective Amendment No. 30 to Registration Statement No. 333-69777 is incorporated herein by reference.

(h)(19)
Copy of Amended and Restated Participation Agreement dated May 1, 2006, among The Universal Institutional Funds, Inc.,
Morgan Stanley Investment Management Inc., Morgan Stanley Distribution, Inc., American Enterprise Life Insurance
Company and IDS Life Insurance Company filed electronically as Exhibit 8.24 to RiverSource Variable Account 10’s
Post-Effective Amendment No. 41 to Registration Statement No. 333-79311 is incorporated herein by reference.

(h)(20)
Copy of Amended and Restated Participation Agreement dated April 17, 2006, by and among AIM Variable Insurance Funds,
AIM Distributors, Inc. American Enterprise Life Insurance Company, American Partners Life Insurance Company, IDS Life
Insurance Company, and Ameriprise Financial Services, Inc. filed electronically as Exhibit 27(h) (1) to Post-Effective
Amendment No. 28 to Registration Statement No. 333-69777 is incorporated herein by reference.

(i)	Not applicable.
(j)	Not applicable.
(k)	Consent and Opinion of Counsel is filed electronically herewith.
(l)	Not applicable.
(m)	Not applicable.
(n)	Consent of Independent Registered Public Accounting Firm is filed electronically herewith.
(o)	Not applicable.
(p)	Not applicable.

(q)
RiverSource Life Insurance Company's Description of Transfer and Redemption Procedures and Method of Conversion to
Fixed Benefit Policies filed electronically as Exhibit (q) to Post-Effective Amendment No. 28 to Registration Statement
No. 33-62457 is incorporated herein by reference.

(r)	Not applicable.
(s)
Power of Attorney to sign Amendment to this Registration Statement, dated March 15, 2023, filed electronically as Exhibit (p)
to RiverSource Variable Account 10’s Registration Statement on Form N-4, File No. 333-230376, is incorporated herein by reference.

101	Inline Interactive Data File – the instance document does not appear in the Interactive Data File because its iXBRL tags are embedded within the Inline XBRL document filed electronically herewith.
Item 31. Directors and Officers of the Depositor The following are the Officers and Directors who are engaged directly or indirectly in activities relating to the Registrant or the variable annuity contracts offered by the Registrant and the executive officers of the Company:
Name	Principal Business Address*	Position and Offices With Depositor
Gumer C. Alvero		Chairman of the Board and President
Michael J. Pelzel		Senior Vice President – Corporate Tax
Stephen P. Blaske		Director, Senior Vice President and Chief Actuary
Shweta Jhanji		Senior Vice President and Treasurer
Gene R. Tannuzzo		Director
Stephen R. Wolfrath		Director
John R. Hutt		Director
Brian E. Hartert		Chief Financial Officer
Paula J. Minella		Secretary
Gregg L. Ewing		Vice President and Controller
Mark Gorham		Director and Vice President – Insurance Product Development
*
The business address is 70100 Ameriprise Financial Center, Minneapolis, MN 55474.
Item 32. Persons Controlled by or Under Common Control with the Depositor or the Registrant
The following is the list of subsidiaries of Ameriprise Financial, Inc:
SUBSIDIARIES AND AFFILIATES OF AMERIPRISE FINANCIAL, INC.
Parent Company /Subsidiary Name	Jurisdiction
Ameriprise Financial, Inc.*	Delaware
Ameriprise Advisor Capital, LLC	Delaware
Ameriprise Advisor Financing 2, LLC	Delaware
Ameriprise Asset Management Holdings Singapore (Pte.) Ltd.	Signapore
Ameriprise Asset Management Holdings Hong Kong Limited	Hong Kong
Threadneedle Portfolio Services Hong Kong Limited	Hong Kong
Columbia Threadneedle Investments Japan Co., Ltd.	Japan
Columbia Threadneedle Malaysia Sdn Bhd.	Malaysia
Threadneedle Investments Singapore (Pte.) Ltd.	Singapore
Ameriprise Bank, FSB	Federal
Ameriprise Capital Trust I	Delaware
Ameriprise Capital Trust II	Delaware
Ameriprise Capital Trust III	Delaware

Parent Company /Subsidiary Name	Jurisdiction
Ameriprise Capital Trust IV	Delaware
Ameriprise Captive Insurance Company	Vermont
Ameriprise Certificate Company	Delaware
Investors Syndicate Development Corporation	Nevada
Ameriprise Holdings, Inc.	Delaware
Ameriprise India LLP[1]	India
Ameriprise India Partner, LLC	Delaware
Ameriprise Trust Company	Minnesota
AMPF Holding, LLC	Minnesota
American Enterprise Investment Services Inc.[2]	Minnesota
Ameriprise Financial Services, LLC[2]	Delaware
AMPF Property Corporation	Michigan
Investment Professionals, Inc.[2]	Texas
Columbia Management Investment Advisers, LLC	Minnesota
Advisory Capital Strategies Group Inc.	Minnesota
Columbia Wanger Asset Management, LLC	Delaware
Emerging Global Advisors, LLC	Delaware
GA Legacy, LLC	Delaware
J. & W. Seligman & Co. Incorporated	Delaware
Columbia Management Investment Distributors, Inc.[2]	Delaware
Seligman Partners, LLC[3]	Delaware
Lionstone BBP Limited Partner, LLC	Delaware
Houston BBP, L.P.[4]	Delaware
Lionstone CREAD Partners Two, LLC	Delaware
CREAD Ventures AIV, L.P.[12]	Delaware
LCFRE Nashville Carothers Holdings, LLC	Delaware
LCFRE Nashville Carothers GP, L.P.	Delaware
LCFRE Nashville Carothers (TN), LP	Delaware
Lionstone Commercial Real Estate Alpha Driver Partners, L.P.	Delaware
Lionstone LORE Two, LLC	Delaware
Lionstone Oregon Real Estate One, L.P.[12]	Delaware
Lionstone Partners, LLC	Texas
Cash Flow Asset Management GP, LLC	Texas
Cash Flow Asset Management, L.P.[5]	Texas
Lionstone Advisory Services, LLC	Texas
Lionstone CFRE II Real Estate Advisory, LLC	Delaware
Lionstone Development Services, LLC	Texas
LPL 1111 Broadway GP, LLC	Texas

Parent Company /Subsidiary Name	Jurisdiction
LPL 1111 Broadway, L.P.[6]	Texas
Lionstone Raleigh Development Partners GP, LLC.	Delaware
Lionstone Raleigh Development Partners, LP7	Delaware
Lionstone RDP Channel House Investors, L.P.	Delaware
Lionstone RDP PCS Phase I Investors, L.P.	Delaware
Lionstone RDP Platform Investors, L.P.	Delaware
Lionstone RDP Tower V Investors GP, LLC	Delaware
Lionstone RDP Tower V Investors, L.P.[13]	Delaware
Lionstone RDP Coninvestment Fund 1 GP, LLC	Delaware
Lionstone RDP Coninvestment Fund 1, LP	Delaware
Lionstone VA Five, LLC	Delaware
Lionstone US Value-Add Five, L.P.[8]	Delaware
RiverSource CDO Seed Investments, LLC	Minnesota
Columbia Management Investment Services Corp.	Minnesota
Columbia Threadneedle Canada, Inc.	Ontario
Columbia Threadneedle Investments UK International Limited	England & Wales
Columbia Threadneedle (Europe) Limited	England & Wales
Columbia Threadneedle AM (Holdings) plc	Scotland
Astraeus III GP LLP
Astraeus III FP LP
Columbia Threadneedle Capital (Group) Limited	Cayman Islands
Columbia Threadneedle Capital (Holdings) Limited	Cayman Islands
Columbia Threadneedle Capital (UK) Limited	England & Wales
Columbia Threadneedle Multi-Manager LLP	England & Wales
Thames River Capital LLP	England & Wales
Columbia Threadneedle Group (Holdings) Limited	England & Wales
Columbia Threadneedle Group (Management) Limited	England & Wales
Columbia Threadneedle Holdings Limited	England & Wales
Columbia Threadneedle Investment Services Limited	England & Wales
Columbia Threadneedle Management Limited	England & Wales

Parent Company /Subsidiary Name	Jurisdiction
F&C Unit Management Limited	England & Wales
FCEM Holdings (UK) Limited	England & Wales
F&C Emerging Markets Limited	England & Wales
F&C (CI) Limited	England & Wales
F&C Private Equity Nominee Limited	England & Wales
Columbia Threadneedle Luxembourg S.A.9†	Luxembourg
Columbia Threadneedle Netherlands B.V.	Netherlands
F&C Alternative Investments (Holdings) Limited	England & Wales
F&C Ireland Limited	Ireland
Columbia Threadneedle Treasury Limited	England & Wales
WAM Holdings Ltd	England & Wales
Columbia Threadneedle Fund Management Limited	England & Wales
Columbia Threadneedle Managers Limited	England & Wales
Columbia Threadneedle (Services) Limited	Scotland
Columbia Threadneedle Management (Swiss) GmbH‡	Switzerland
Columbia Threadneedle Investment Business Limited	Scotland
Columbia Threadneedle PE Co-Investment GP LLP	Scotland
FCIT PE FP LP9	Scotland
Columbia Threadneedle PE Co-Investment FP LP9	Scotland
Columbia Threadneedle Real Estate Partners LLP[10]	England & Wales
CT UK Residential Real Estate FCP-RAIF (Associate)	England & Wales
REIT Asset Management Limited	England & Wales
Columbia Threadneedle REP (Corporate Services) Limited	England & Wales
F&C REIT Corporate Finance Limited	England & Wales
Columbia Threadneedle Real Estate Partners S.à.r.l.	Luxembourg
CT Real Estate Partners GmbH & Co. KG, München	Germany
CT Real Estate Partners Verwaltungsgesellschaft mbH, München (General Partner)	Germany
Columbia Threadneedle Real Estate Partners Asset Management plc	England & Wales

Parent Company /Subsidiary Name	Jurisdiction
FOSCA II Manager S.à.r.l.	Luxembourg
Columbia Threadneedle REP Property Management Limited	England & Wales
Columbia Threadneedle Unit Trust Managers Limited	England
Castle Mount Impact Partners GP LLP
Castle Mount Impact Partners FP LP
F&C Aurora (GP) Limited	Scotland
LPE II (Founding Partner) LP	Scotland
The Aurora Fund (Founder Partner) LP9	Scotland
F&C Climate Opportunity Partners (GP) Limited	Scotland
F&C Climate Opportunity Partners (GP) LP	Scotland
F&C Climate Opportunity Partners (Founder Partner) LP9	Scotland
F&C Equity Partners Holdings Limited	England & Wales
F&C Equity Partners plc	England & Wales
F&C European Capital Partners (GP) Limited	Scotland
F&C European Capital Partners (Founder Partner) LP9	Scotland
F&C European Capital Partners II (GP) Limited	Scotland
F&C European Capital Partners II (Founder Partner) LP9	Scotland
F&C European Capital Partners II (GP) LP	Scotland
F&C Finance plc	England & Wales
F&C Group ESOP Trustee Limited	Scotland
F&C Investment Manager plc	England & Wales
FP Asset Management Holdings Limited	England & Wales
Columbia Threadneedle Asset Managers Limited	England & Wales
Ivory & Sime (Japan) KK	Japan
Ivory & Sime Limited	Scotland
Columbia Threadneedle (EM) Investments Limited	England & Wales
Pyrford International Limited	England & Wales
RiverSource Distributors, Inc.[2]	Delaware
RiverSource Life Insurance Company	Minnesota
Columbia Cent CLO Advisers, LLC	Delaware
RiverSource Life Insurance Co. of New York	New York
RiverSource NY REO, LLC	New York

Parent Company /Subsidiary Name	Jurisdiction
RiverSource REO 1, LLC	Minnesota
RiverSource Tax Advantaged Investments, Inc.	Delaware
AEXP Affordable Housing Portfolio, LLC[11]	Delaware
TAM UK International Holdings Limited	England & Wales
Columbia Threadneedle Investments (ME) Limited	Dubai
Threadneedle Asset Management Oversight Limited	England & Wales
Ameriprise International Holdings GmbH	Switzerland
Threadneedle EMEA Holdings 1, LLC	Minnesota, USA
Threadneedle Asset Management Holdings Sàrl**	Luxembourg
CTM Holdings Limited	Malta
TAM Investment Limited	England & Wales
Threadneedle Holdings Limited	England & Wales
TAM UK Holdings Limited	England & Wales
Threadneedle Asset Management Holdings Limited**	England & Wales
Columbia Threadneedle Foundation	England & Wales
TC Financing Limited	England & Wales
Threadneedle Asset Management Limited	England & Wales
Threadneedle Investment Services Limited	England & Wales
Threadneedle Asset Management (Nominees) Limited	England & Wales
Sackville TIPP Property (GP) Limited	England & Wales
Threadneedle Asset Management Finance Limited	England & Wales
TMS Investment Limited	Jersey
Threadneedle International Limited	England & Wales
Threadneedle Investments (Channel Islands) Limited	Jersey
Threadneedle Investments Limited	England & Wales
Threadneedle Management Services Limited	England & Wales
Threadneedle Pension Trustees Limited	England & Wales

Parent Company /Subsidiary Name	Jurisdiction
Threadneedle Navigator ISA Manager Limited	England & Wales
Threadneedle Pensions Limited	England & Wales
Threadneedle Portfolio Services AG	Switzerland
Threadneedle Portfolio Services Limited	England & Wales
Threadneedle Property Investments Limited	England & Wales
Sackville (CTESIF) 2&3 GP Sàrl	Luxembourg
Sackville LCW (GP) Limited	England & Wales
Sackville LCW Sub LP 1 (GP) Limited	England & Wales
Sackville LCW Nominee 1 Limited	England & Wales
Sackville LCW Nominee 2 Limited	England & Wales
Sackville LCW Sub LP 2 (GP) Limited	England & Wales
Sackville LCW Nominee 3 Limited	England & Wales
Sackville LCW Nominee 4 Limited	England & Wales
Sackville Property Atlantic (Jersey GP) Limited	Jersey
Sackville Property Curtis (Jersey GP) Limited	Jersey
Sackville Property Farnborough (Jersey GP) Limited	Jersey
Sackville Property Hayes (Jersey GP) Limited	Jersey
Sackville UKPEC6 Hayes Nominee 1 Limited	Jersey
Sackville UKPEC6 Hayes Nominee 2 Limited	Jersey
Sackville Property St James (Jersey GP) Limited	Jersey
Sackville Property Tower (Jersey GP) Limited	Jersey
Sackville Property Victoria (Jersey GP) Limited	Jersey
Sackville Tandem Property (GP) Limited	England & Wales
Sackville TPEN Property (GP) Limited	England & Wales
Sackville TSP Property (GP) Limited	England & Wales
Sackville UK Property Select II (GP) Limited	England & Wales
Sackville UK Property Select II (GP) No. 3 Limited	England & Wales
Sackville UK Property Select II Nominee (3) Limited	England & Wales

Parent Company /Subsidiary Name	Jurisdiction
Sackville UK Property Select III (GP) No. 1 Limited	England & Wales
Sackville UK Property Select III Nominee (1) Limited	England & Wales
Sackville UK Property Select III Nominee (2) Limited	England & Wales
Sackville UK Property Select III (GP) No. 2 Limited	England & Wales
Sackville UK Property Select III Nominee (3) Ltd	England & Wales
Sackville UK Property Select III Nominee (4) Ltd	England & Wales
Sackville UK Property Select III (GP) No. 3 Limited	England & Wales
Sackville UK Property Select III Nominee (5) Ltd	England & Wales
Sackville UK Property Select III Nominee (6) Ltd	England & Wales
Sackville UK Property Select III (GP) S.à r.l.	Luxembourg
Sackville UK Property Select IV (GP) S.à.r.l.	Luxembourg
Sackville UK Property Select IV (GP) No. 1 Limited	England
Sackville UK Property Select IV Nominee (1) Limited	England
Sackville UK Property Select IV Nominee (2) Limited	England
Sackville UK Property Select IV (GP) No. 2 Limited	England
Sackville UK Property Select IV (GP) No. 3 Limited	England
Sackville UKPEC1 Leeds (GP) Limited	England & Wales
Sackville UKPEC3 Croxley (GP) Limited	England & Wales
Threadneedle Property Execution 1 Limited	England & Wales
Threadneedle Property Execution 2 Limited	England & Wales
Threadneedle UK Property Select IV Feeder SA SICAV-RAIF	Luxembourg
Threadneedle Unit Trust Manager Limited	England & Wales
Threadneedle Management Luxembourg S.A.	Luxembourg

Unless otherwise indicated all ownership interests are 100%
*
Publicly-traded company (NYSE: AMP)
**
The company has non-voting shares held by third parties
†
Regulated by Luxembourg Authority
‡
FINMA Authorized Representative office of BMO Asset Management Ltd.
1
Owned by: Ameriprise Financial, Inc. 100% profit sharing ratio with capital contribution of 124,078,760 INR (Indian currency=rupees) & 10 INR owned each by Columbia Management Investment Advisers, LLC & Ameriprise India Partner, LLC
2
Registered broker-dealer
3
Managed by members of onshore hedge fund feeders

4
Owned by: Lionstone BBP Limited Partner, LLC (2%) & Teacher Retirement System of Texas (98%)
5
Owned by: Lionstone Partners, LLC (99%) & Cash Flow Asset Management GP, LLC (1%).
6
Owned by: Lionstone Partners, LLC (99.9%) & LPL 1111 Broadway GP, LLC (0.1%)
7
Owned by Lionstone Raleigh Development Partners GP, LLC (1.88%), LS Employee Holdings, LLC (0.82%), Lionstone Oregon Real Estate One, L.P. (32.43%), California State Teachers’ Retirement System (32.43%) and State of Wisconsin Investment Board (32.43%)
8
Owned by Lionstone VA Five, LLC (2%), LVA5 Holdings, LLC (1%), Teacher Retirement System of Texas (26.2%), California State Teachers’ Retirement System (26.2%), William Marsh Rice University (5.2%) and Lion Real Estate LLC (39.4%)
9
Columbia Threadneedle AM (Holdings) plc owns a percentage of the entity
10
Columbia ThreadneedleTreasury Limited holds 1 unit
11
One-third of this entity is owned by American Express Travel Related Services.
Item 33. Indemnification
The amended and restated By-Laws of the depositor provide that the depositor will indemnify, to the fullest extent now or hereafter provided for or permitted by law, each person involved in, or made or threatened to be made a party to, any action, suit, claim or proceeding, whether civil or criminal, including any investigative, administrative, legislative, or other proceeding, and including any action by or in the right of the depositor or any other corporation, or any partnership, joint venture, trust, employee benefit plan, or other enterprise (any such entity, other than the depositor, being hereinafter referred to as an “Enterprise”), and including appeals therein (any such action or process being hereinafter referred to as a “Proceeding”), by reason of the fact that such person, such person’s testator or intestate (i) is or was a director or officer of the depositor, or (ii) is or was serving, at the request of the depositor, as a director, officer, or in any other capacity, or any other Enterprise, against any and all judgments, amounts paid in settlement, and expenses, including attorney’s fees, actually and reasonably incurred as a result of or in connection with any Proceeding, except as provided below.
No indemnification will be made to or on behalf of any such person if a judgment or other final adjudication adverse to such person establishes that such person’s acts were committed in bad faith or were the result of active and deliberate dishonesty and were material to the cause of action so adjudicated, or that such person personally gained in fact a financial profit or other advantage to which such person was not legally entitled. In addition, no indemnification will be made with respect to any Proceeding initiated by any such person against the depositor, or a director or officer of the depositor, other than to enforce the terms of this indemnification provision, unless such Proceeding was authorized by the Board of Directors of the depositor. Further, no indemnification will be made with respect to any settlement or compromise of any Proceeding unless and until the depositor has consented to such settlement or compromise.
The depositor may, from time to time, with the approval of the Board of Directors, and to the extent authorized, grant rights to indemnification, and to the advancement of expenses, to any employee or agent of the depositor or to any person serving at the request of the depositor as a director or officer, or in any other capacity, of any other Enterprise, to the fullest extent of the provisions with respect to the indemnification and advancement of expenses of directors and officers of the depositor.
Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the depositor or the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 34. Principal Underwriters
(a) RiverSource Distributors, Inc. acts as principal underwriter for:
RiverSource Variable Annuity Account 1
RiverSource Variable Annuity Account
RiverSource Account F
RiverSource Variable Annuity Fund A
RiverSource Variable Annuity Fund B
RiverSource Variable Account 10
RiverSource Account SBS
RiverSource MVA Account
RiverSource Account MGA
RiverSource Account for Smith Barney
RiverSource Variable Life Separate Account
RiverSource Variable Life Account
RiverSource of New York Variable Annuity Account 1
RiverSource of New York Variable Annuity Account 2
RiverSource of New York Account 4
RiverSource of New York Account 7
RiverSource of New York Account 8

(b) As to each director, officer or partner of the principal underwriter:
Name and Principal Business Address*	Positions and Offices with Underwriter
Kara D. Sherman	Director
Gumer C. Alvero	Chairman of the Board and Chief Executive Officer
Shweta Jhanji	Senior Vice President and Treasurer
Paula J. Minella	Secretary
Michael S. Mattox	Chief Financial Officer
Lori Arrell	Director
*
The business address is 70100 Ameriprise Financial Center, Minneapolis, MN 55474.
(c) RiverSource Distributors Inc., the principal underwriter during Registrant’s last fiscal year, was paid the following commissions:
NAME OF PRINCIPAL UNDERWRITER	NET UNDERWRITING DISCOUNTS AND COMMISSIONS	COMPENSATION ON REDEMPTION	BROKERAGE COMMISSIONS	OTHER COMPENSATION
RiverSource Distributors, Inc.	$408,452,683	None	None	None
Item 35. Location of Accounts and Records
The accounts and records of the Registrant are located at the offices of the Depositor RiverSource Life Insurance Company at 70100 Ameriprise Financial Center, Minneapolis, Minnesota 55474.
Item 36. Management Services
Not Applicable.
Item 37. Fee Representation
The Depositor represents that the fees and charges deducted under the policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant (certifies that it meets all of the requirements for effectiveness of the registration statement under rule 485(b) under the Securities Act and) has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Minneapolis, and State of Minnesota on this 26th day of April, 2023.

By: RIVERSOURCE VARIABLE LIFE SEPARATE ACCOUNT
(Registrant)
By:	/s/ Gumer C. Alvero
Gumer C. Alvero Chairman of the Board and President
As required by the Securities Act of 1933, this Amended Registration Statement has been signed by the Depositor on the 26th day of April, 2023.

RiverSource Life Insurance Company
(Depositor)
By:	/s/ Gumer C. Alvero
Gumer C. Alvero Chairman of the Board and President
As required by the Securities Act of 1933, this Amendment to Registration Statement has been signed by the following persons in the capacities indicated on the 26th day of April, 2023.
Signature	Title
/s/ Gumer C. Alvero	Chairman of the Board and President (Chief Executive Officer)
Gumer C. Alvero
/s/ Michael J. Pelzel	Senior Vice President – Corporate Tax
Michael J. Pelzel
/s/ Stephen P. Blaske	Director, Senior Vice President and Chief Actuary
Stephen P. Blaske
/s/ Shweta Jhanji	Senior Vice President and Treasurer
Shweta Jhanji
/s/ Brian E. Hartert	Chief Financial Officer
Brian E. Hartert
/s/ Gene R. Tannuzzo	Director
Gene R. Tannuzzo
/s/ Gregg L. Ewing	Vice President and Controller (Principal Accounting Officer)
Gregg L. Ewing
/s/ Stephen R. Wolfrath	Director
Stephen R. Wolfrath
/s/ John R. Hutt	Director
John R. Hutt
Signed pursuant to Power of Attorney to sign Amendment to this Registration Statement, dated March 15, 2023, filed electronically as Exhibit (p) to RiverSource Variable Account 10’s Post-Effective Amendment No. 19 to Registration Statement File No. 333-230376, is incorporated herein by reference, herewith, by:

/s/ John P. Hite
John P. Hite Counsel

CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 12
TO REGISTRATION STATEMENT NO. 333-227506
This Registration Statement is comprised of the following papers and documents:
The Cover Page.
PART A.
Prospectus for:
RiverSource (R) Variable Universal Life 6 Insurance
PART B.
The Statement of Additional Information and Financial Statements relating to RiverSource Variable Life Separate Account.
Part C.
Other Information.
Signatures.
Exhibits.

EXHIBIT INDEX
(k)	Consent and Opinion of Counsel.
(n)	Consent of Independent Registered Public Accounting Firm.
101	Inline Interactive Data File – the instance document does not appear in the Interactive Data File because its iXBRL tags are embedded within the Inline XBRL document filed electronically herewith.